UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023—December 31, 2023

Item 1: Reports to Shareholders

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Balanced Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
Advisor's Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Trustees Approve Advisory Arrangement	33
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Balanced Portfolio returned 14.33%, lower than the 19.36% return of its composite benchmark index.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	The portfolio’s stock holdings fell roughly 8 percentage points short of the 26.29% return of the Standard & Poor’s 500 Index, the benchmark for the equity portion of the composite index. Information technology stocks, which had the largest weighting in the index and the highest returns among sectors, accounted for more than half of the index’s return. The portfolio had a smaller weighting than the index in that sector and its holdings didn’t soar as high, which accounted for much of the shortfall. On the other hand, the portfolio’s stock picks in communication services greatly outpaced those in the index, but at less than 9% of the portfolio’s weighting, they did not impact relative performance as much.
•	The fixed income sleeve of the portfolio slightly outperformed the 7.23% return of its benchmark, the Bloomberg U.S. Credit A or Better Index. Strong security selection across industrials, financials, utilities, and noncorporate credit contributed to returns. Conversely, a shorter credit spread duration position relative to the benchmark offset some of the positive performance.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

Advisor’s Report
The Balanced Portfolio returned 14.33% for the 12 months ended December 31, 2023, underperforming the 19.36% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds). The stock portion of the portfolio underperformed its benchmark, the Standard & Poor’s 500 Index, while the bond portion outperformed its benchmark, the Bloomberg U.S. Credit A or Better Bond Index.
The investment environment
Stock markets in the United States and abroad posted positive results for the year. The S&P 500 Index returned 26.29%, the MSCI World Index returned 24.42%, and the MSCI EAFE Index returned 18.24%.
In the first quarter, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Major central banks continued to raise interest rates, but financial stresses and persistent inflation muddied the outlook for central bank policy.
In the second quarter, declining energy prices helped reduce headline inflation in most countries, which eased household and business strain. However, persistently high core consumer prices kept pressure on central banks to keep interest rates higher for longer. Unlike the previous two quarters, global equities fell in the third quarter as market sentiment was dented by concerns about the health of China’s economy, increasing energy prices, and rising government bond yields. Global equities bounced back in the fourth quarter. The Federal Reserve surprised markets by signaling lower interest rates in 2024, which sparked a stock rally that rippled across the globe and increased speculation for sharp reductions in policy rates across developed markets in 2024.
Global fixed income sectors generated positive total returns despite elevated interest rate volatility over most of the year. Within the U.S., higher-yielding sectors generally performed best, benefiting from their coupon advantage and spread tightening. Global sovereign yields ended mixed. Yields rose earlier in the period amid multiple rate hikes from the Fed and major central banks across Europe, while Asian banks were more dovish. Yields plunged by the end of the period in response to accommodative central bank policy expectations amid weaker economic data, including moderating inflation.
Despite concerns about tighter lending standards following banking sector turmoil earlier in the period, as spreads narrowed, credit sectors produced positive excess returns over duration-equivalent government bonds, particularly high-yield and emerging markets debt. Most securitized sectors’ performance rebounded by the end of the period when sentiment improved and markets absorbed the FDIC asset sales of mortgage-backed securities (MBS). U.S. investment-grade corporate spreads compressed by 31 basis points, and U.S. high-yield corporate spreads tightened by 146 basis points, according to Bloomberg index data. (A basis point is one-hundredth of a percentage point.)
Our shortfalls
In the stock portfolio, security selection detracted from relative performance, specifically weak selection within information technology (IT), consumer discretionary, and industrials. Sector allocation also detracted; an underweight to IT and overweights to health care and energy detracted most. Top individual detractors included Charles Schwab, Pfizer, and Exelon. Not holding Nvidia and Tesla also detracted.
On the fixed income side, the primary detractor was an underweight to credit spread duration. Our modest out-of-benchmark exposure to securitized sectors also detracted.
Our successes
In the stock portfolio, strong security selection in communication services, energy, and real estate contributed to relative performance. An overweight to consumer discretionary and underweights to real estate and materials also contributed. Strong individual contributors were positions in Meta Platforms and Microsoft. Underweight positions in Exxon Mobil and Johnson & Johnson, and contributed, as did not holding Johnson & Johnson.
The fixed income portfolio outperformed its benchmark. This was primarily driven by selection in investment-grade credit (particularly in industrials) and an underweight to and selection in noncorporate credit. Selection in asset-backed securities also contributed.
Portfolio positioning
The range of outcomes remains wide for the global economy and markets. We closely monitor the macroeconomic environment and continue to direct most of our research efforts to company-specific analysis, where we believe our most differentiated insights are likely to lie. Our focus remains on companies that can deliver resilient results across economic and market environments and stock prices that trade at moderate valuations.
During the year, we initiated new positions in Uber, Pernod Ricard, Merck, and 13 other businesses. Uber, a transportation network with ride-sharing and food delivery, is beginning to realize the benefits of scale and stabilizing competitive dynamics. Ultimately, this is a platform with a well-defined competitive advantage and a compelling economic model. We purchased Uber at a midteen multiple on future-free cash flow, a price that we do not believe fully reflects these attractive fundamental attributes. Pernod Ricard, a global leader in the wine and spirits industry, has shifted from a focus on reaccelerating topline growth to prioritizing improving profitability and cost efficiencies. Since taking over in 2015, CEO Alex Ricard has delivered a return on incremental invested capital of 25%, a significant improvement. Lastly, we believe that Merck, a U.S.-based pharmaceutical company, should have
2

stable cash flow and earnings over the long term that are driven by its cancer medication Keytruda. Management has indicated a willingness to return capital to shareholders and maintain a stable balance sheet.
Our largest sector overweights are in energy, health care, and utilities. Our largest sector underweights are in IT, real estate, and consumer staples.
In the fixed income portfolio, we maintain a modestly procyclical stance. Markets enjoyed a substantial boost in the latter part of 2023 amid receding inflation and dovish pivots from global central banks. That said, valuations for risk assets and lower yields have priced in much of this good news, and we remain cognizant of the balance of risks around the real economy, monetary policy, and geopolitics. The rapid tightening campaign is finally starting to show signs of slowing economic growth but has had a less pronounced impact on inflation than expected. Central banks remain in an uneasy position: Employment is resilient, inflation is still above target, and the path to achieving 2% target inflation is unclear. On balance, we are beginning to see early signs of weakening growth as consumer demand ebbs alongside the depletion of excess savings that would support a softer landing.
Current interest rate levels provide a cushion for fixed income performance even if inflation remains above target, though the inversion of the yield curve is a challenge for longer-duration assets. We believe that security selection can aid relative performance as growth continues to slow, thus driving increased dispersion across sectors and within investment-grade credit.
The portfolio maintains liquidity buffers in the form of an overweight to Treasuries, agency MBS, and cash equivalents in case the economic cycle or the equity portfolio take an unfavorable turn. Although major central banks have dramatically tightened and markets price in substantial cuts in 2024, we expect monetary policy to remain tight even as the cycle weakens.
We grew more positive on agency MBS as spreads widened through the summer of 2023. Agency MBS are an attractive addition to the corporate-focused portfolio given their superior liquidity profile, attractive valuation, and lack of credit risk. Although valuations have tightened, we remain positive on the sector, given the low supply and the expectation that demand will be higher when banks eventually reengage with the asset class.
Investment-grade credit fundamentals remain strong, but they have peaked and now show some deterioration both in leverage and interest coverage.
While financial conditions meaningfully tightened in 2022 and 2023, the lagged impacts are still emerging. Corporate fundamentals have been more resilient than expected following the Silicon Valley Bank failure, given the success of the Fed’s Bank Term Funding Program, and consumers’ substantial excess savings. The investment-grade cohort maintains high-quality balance sheets and has been relatively insulated from rising rates because of long-term debt maturity profiles. We have seen a substantial change in issuance activity from corporates because of higher rates; many issuers shy away from issuing longer-duration debt. This supply response, at a time where all-in yields are attractive to many long-duration buyers, has driven a substantial flattening in credit curves.
Our concerns about the economic cycle, coupled with relatively tight credit valuations, have pushed us to reduce our exposure to cyclical issuers with less resilient cash-flow-generation profiles and highly levered balance sheets. Although headline index spreads have tightened to around the 25th percentile, there is substantial variability underlying this cohort; the greatest value is in the intermediate-duration part of the market and within the financial sector.
Despite higher all-in yields, we are most cautious on the long-duration segment, considering weakening fundamentals and tight spreads that offer little cushion against widening. From a sector perspective, we maintain an overweight in utilities and some parts of insurance where valuations are attractive. In noncorporate credit, we are positive on taxable municipals: We think the sector still provides diversification and comprises high-quality issuers that have benefited from fiscal support.
We are disciplined in our application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing—
features that we believe will serve the portfolio’s shareholders well over time.
Portfolio Managers:
Daniel J. Pozen,
Senior Managing Director and
Equity Portfolio Manager
Loren L. Moran, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
January 11, 2024
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Balanced Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,062.00	$1.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	1.07
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Balanced Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Balanced Portfolio	14.33%	9.59%	7.89%	$21,378
Composite Stock/Bond Index	19.36	10.96	8.81	23,261
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
Composite Stock/Bond Index: Weighted 65% S&P 500 Index and 35% Bloomberg U.S. Credit A or Better Bond Index
See Financial Highlights for dividend and capital gains information.
5

Balanced Portfolio
Portfolio Allocation
As of December 31, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	1.0%
Common Stocks	65.9
Corporate Bonds	23.1
Sovereign Bonds	0.2
Taxable Municipal Bonds	1.6
U.S. Government and Agency Obligations	8.2
The table reflects the portfolio’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
6

Balanced Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (64.8%)
Communication Services (5.7%)
*	Alphabet Inc. Class A	899,838	125,698
*	Meta Platforms Inc. Class A	173,505	61,414
			187,112
Consumer Discretionary (7.2%)
*	Amazon.com Inc.	566,532	86,079
	Home Depot Inc.	90,582	31,391
	McDonald's Corp.	102,069	30,264
	TJX Cos. Inc.	305,129	28,624
	Lennar Corp. Class A	90,244	13,450
	Starbucks Corp.	123,870	11,893
	DR Horton Inc.	70,841	10,766
*	Airbnb Inc. Class A	59,546	8,107
*	Coupang Inc.	481,831	7,801
	Tractor Supply Co.	29,265	6,293
			234,668
Consumer Staples (3.3%)
	Procter & Gamble Co.	304,617	44,639
	Pernod Ricard SA	134,676	23,800
	Sysco Corp.	277,665	20,306
	Unilever plc (XLON)	402,336	19,477
			108,222
Energy (4.2%)
	Shell plc	1,361,162	44,787
	ConocoPhillips	281,521	32,676
	EQT Corp.	334,160	12,919
	Diamondback Energy Inc.	81,240	12,599
	Cenovus Energy Inc.	682,680	11,366
	EOG Resources Inc.	89,675	10,846
	Coterra Energy Inc.	242,649	6,192
	Chesapeake Energy Corp.	55,987	4,308
			135,693
Financials (8.6%)
	Progressive Corp.	339,491	54,074
	JPMorgan Chase & Co.	258,664	43,999
	S&P Global Inc.	72,685	32,019
	Morgan Stanley	337,081	31,433
	Intercontinental Exchange Inc.	221,274	28,418
	BlackRock Inc.	34,998	28,411
	Global Payments Inc.	95,455	12,123
	American Express Co.	58,755	11,007
	Visa Inc. Class A	41,126	10,707
	Mastercard Inc. Class A	24,455	10,430
	Everest Group Ltd.	23,425	8,283
	Goldman Sachs Group Inc.	19,688	7,595
			278,499
Health Care (9.8%)
	UnitedHealth Group Inc.	96,538	50,824
	Merck & Co. Inc.	338,338	36,886
	Danaher Corp.	158,306	36,623
	AstraZeneca plc ADR	511,653	34,460
	HCA Healthcare Inc.	124,237	33,628
	Pfizer Inc.	1,061,239	30,553
		Shares	Market Value• ($000)
	Novartis AG (Registered)	274,896	27,767
	Becton Dickinson & Co.	98,643	24,052
	Humana Inc.	43,164	19,761
	Elevance Health Inc.	30,276	14,277
	Daiichi Sankyo Co. Ltd.	359,600	9,845
			318,676
Industrials (5.6%)
	Honeywell International Inc.	159,252	33,397
*	Uber Technologies Inc.	432,459	26,626
*	Boeing Co.	85,927	22,398
	Fortive Corp.	286,995	21,131
	Johnson Controls International plc	276,107	15,915
	Parker-Hannifin Corp.	34,321	15,812
	Illinois Tool Works Inc.	53,757	14,081
	Northrop Grumman Corp.	25,239	11,815
	Deere & Co.	29,051	11,617
	RTX Corp.	132,049	11,111
			183,903
Information Technology (15.7%)
	Microsoft Corp.	453,410	170,500
	Apple Inc.	539,420	103,855
	Intel Corp.	732,587	36,813
	Texas Instruments Inc.	187,942	32,037
	Broadcom Inc.	28,700	32,036
*	Advanced Micro Devices Inc.	193,823	28,571
	KLA Corp.	44,116	25,645
*	Salesforce Inc.	97,270	25,596
	Accenture plc Class A	59,891	21,016
	Oracle Corp.	164,566	17,350
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	148,300	15,423
	CDW Corp.	19,133	4,349
			513,191
Materials (1.8%)
	Glencore plc	4,967,133	29,858
	Barrick Gold Corp. (XTSE)	968,972	17,529
	Anglo American plc	490,610	12,278
			59,665
Real Estate (0.8%)
	Welltower Inc.	173,592	15,653
	VICI Properties Inc.	317,986	10,137
			25,790
Utilities (2.1%)
	Duke Energy Corp.	325,647	31,601
	Exelon Corp.	757,643	27,199
	American Electric Power Co. Inc.	116,985	9,502
			68,302
Total Common Stocks (Cost $1,606,127)			2,113,721

7

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (8.1%)
U.S. Government Securities (6.9%)
[1]	United States Treasury Note/Bond	4.250%	12/31/24	550	547
	United States Treasury Note/Bond	4.625%	2/28/25	100	100
	United States Treasury Note/Bond	1.750%	3/15/25	5,180	5,005
	United States Treasury Note/Bond	3.875%	3/31/25	7,800	7,732
	United States Treasury Note/Bond	2.625%	4/15/25	9,520	9,285
	United States Treasury Note/Bond	0.250%	5/31/25	4,850	4,567
	United States Treasury Note/Bond	4.250%	5/31/25	500	498
	United States Treasury Note/Bond	4.625%	6/30/25	4,500	4,511
	United States Treasury Note/Bond	0.250%	7/31/25	5,655	5,295
	United States Treasury Note/Bond	4.750%	7/31/25	1,800	1,808
	United States Treasury Note/Bond	3.125%	8/15/25	13,020	12,760
	United States Treasury Note/Bond	0.250%	8/31/25	4,800	4,482
	United States Treasury Note/Bond	3.500%	9/15/25	1,860	1,833
	United States Treasury Note/Bond	0.250%	10/31/25	22,365	20,775
	United States Treasury Note/Bond	0.375%	12/31/25	890	825
	United States Treasury Note/Bond	3.875%	1/15/26	3,600	3,573
	United States Treasury Note/Bond	4.000%	2/15/26	15,500	15,432
	United States Treasury Note/Bond	0.750%	3/31/26	210	195
	United States Treasury Note/Bond	4.500%	7/15/26	70	71
	United States Treasury Note/Bond	4.375%	8/15/26	7,000	7,050
	United States Treasury Note/Bond	4.625%	9/15/26	2,600	2,637
	United States Treasury Note/Bond	4.625%	11/15/26	7,876	8,003
	United States Treasury Note/Bond	2.500%	3/31/27	439	420
	United States Treasury Note/Bond	2.750%	7/31/27	1,192	1,144
	United States Treasury Note/Bond	3.125%	8/31/27	650	632
	United States Treasury Note/Bond	4.125%	9/30/27	10,037	10,106
	United States Treasury Note/Bond	4.125%	10/31/27	10,200	10,268
	United States Treasury Note/Bond	3.875%	11/30/27	2,140	2,136
	United States Treasury Note/Bond	3.875%	12/31/27	738	737
	United States Treasury Note/Bond	4.000%	2/29/28	3,202	3,214
	United States Treasury Note/Bond	3.625%	3/31/28	249	246
	United States Treasury Note/Bond	3.625%	5/31/28	336	333
	United States Treasury Note/Bond	4.000%	6/30/28	650	653
	United States Treasury Note/Bond	4.125%	7/31/28	4,243	4,289
	United States Treasury Note/Bond	4.375%	8/31/28	7,777	7,947
	United States Treasury Note/Bond	4.625%	9/30/28	6,394	6,604
	United States Treasury Note/Bond	4.375%	11/30/28	5,052	5,173
	United States Treasury Note/Bond	3.875%	9/30/29	84	84
	United States Treasury Note/Bond	4.000%	10/31/29	334	336
	United States Treasury Note/Bond	3.500%	4/30/30	317	310
	United States Treasury Note/Bond	3.750%	5/31/30	538	534
	United States Treasury Note/Bond	4.000%	7/31/30	642	646
	United States Treasury Note/Bond	4.875%	10/31/30	122	129
	United States Treasury Note/Bond	4.375%	11/30/30	480	494
	United States Treasury Note/Bond	2.000%	11/15/41	13,748	9,978
	United States Treasury Note/Bond	2.375%	2/15/42	865	666
	United States Treasury Note/Bond	3.375%	8/15/42	15,414	13,790
	United States Treasury Note/Bond	4.000%	11/15/42	3,193	3,113
	United States Treasury Note/Bond	3.875%	2/15/43	1,302	1,246
	United States Treasury Note/Bond	3.875%	5/15/43	5,551	5,311
	United States Treasury Note/Bond	4.375%	8/15/43	2,795	2,863
	United States Treasury Note/Bond	4.750%	11/15/43	2,000	2,152
	United States Treasury Note/Bond	4.000%	11/15/52	110	109
	United States Treasury Note/Bond	3.625%	2/15/53	577	535
	United States Treasury Note/Bond	3.625%	5/15/53	5,270	4,894
	United States Treasury Note/Bond	4.125%	8/15/53	3,202	3,251
	United States Treasury Note/Bond	4.750%	11/15/53	1,825	2,056
					223,383
Conventional Mortgage-Backed Securities (1.1%)
[2,3]	Fannie Mae Pool	1.770%	1/1/36	530	416
[2,3]	Freddie Mac Gold Pool	4.000%	9/1/41	1	1
[2]	Ginnie Mae I Pool	8.000%	9/15/30	20	20
[2]	Ginnie Mae I Pool	7.000%	11/15/31 - 11/15/33	22	22
[2,3]	UMBS Pool	2.000%	4/1/36 - 3/1/37	5,569	5,021
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	UMBS Pool	2.500%	4/1/37 - 4/1/38	629	571
[2,3]	UMBS Pool	5.000%	8/1/43 - 5/1/53	18,438	18,303
[2,3]	UMBS Pool	4.000%	3/1/46 - 8/1/51	1,166	1,133
[2,3,4]	UMBS Pool	4.500%	7/1/48 - 1/16/54	8,764	8,525
[2,3]	UMBS Pool	5.500%	3/1/53 - 9/1/53	2,611	2,635
					36,647
Nonconventional Mortgage-Backed Securities (0.1%)
[2,3]	Fannie Mae REMICS	3.500%	4/25/31 - 11/25/57	1,781	1,681
[2,3]	Fannie Mae REMICS	3.000%	12/25/39 - 9/25/57	1,173	1,059
[2,3]	Fannie Mae REMICS	1.500%	8/25/41	67	62
[2,3]	Fannie Mae REMICS	1.700%	6/25/43	26	25
[2,3]	Fannie Mae REMICS	2.000%	6/25/44	5	5
[2,3]	Fannie Mae REMICS	2.500%	8/25/46	450	364
[2,3]	Fannie Mae REMICS	4.000%	7/25/53	56	55
[2,3]	Freddie Mac REMICS	4.000%	12/15/30 - 2/15/31	95	94
[2,3]	Freddie Mac REMICS	3.500%	3/15/31 - 10/15/45	254	234
[2,3]	Freddie Mac REMICS	3.000%	6/15/44 - 7/15/45	299	262
					3,841
Total U.S. Government and Agency Obligations (Cost $270,725)					263,871
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
[2,5]	Aaset Trust Class A Series 2019-1	3.844%	5/15/39	119	77
[2,5]	Affirm Asset Securitization Trust Class A Series 2021-Z1	1.070%	8/15/25	44	43
[2,5]	Affirm Asset Securitization Trust Class A Series 2021-Z2	1.170%	11/16/26	94	92
[2,5]	Aligned Data Centers Issuer LLC Class A2 Series 2021-1A	1.937%	8/15/46	1,775	1,594
[2]	American Express Credit Account Master Trust Class A Series 2023-4	5.150%	9/15/30	1,310	1,348
[2,5,6]	Angel Oak Mortgage Trust Class A1 Series 2019-5	2.593%	10/25/49	43	41
[2,5,6]	Angel Oak Mortgage Trust Class A1 Series 2019-6	2.620%	11/25/59	96	93
[2,5,6]	Angel Oak Mortgage Trust Class A1 Series 2021-6	1.458%	9/25/66	652	524
[2,5,6]	BX Commercial Mortgage Trust Class A Series 2021-VOLT, TSFR1M + 0.814%	6.176%	9/15/36	753	734
[2,5,6]	BX Trust Class A Series 2021-ARIA, TSFR1M + 1.014%	6.376%	10/15/36	425	416
[2,5]	Castlelake Aircraft Structured Trust Class A Series 2019-1A	3.967%	4/15/39	514	448
[2,5]	CF Hippolyta Issuer LLC Class A1 Series 2020-1	1.690%	7/15/60	154	142
[2,5]	CF Hippolyta Issuer LLC Class A1 Series 2020-1A	5.970%	8/15/62	109	107
[2,5]	CF Hippolyta LLC Class A1 Series 2021-A1	1.530%	3/15/61	1,154	1,034
[2,5]	DB Master Finance LLC Class A2II Series 2019-1A	4.021%	5/20/49	388	379
[2,5]	Domino's Pizza Master Issuer LLC Class A2I Series 2021-1A	2.662%	4/25/51	263	232
[2,5]	Domino's Pizza Master Issuer LLC Class A2II Series 2021-1A	3.151%	4/25/51	726	619
[2,5]	Enterprise Fleet Financing LLC Class A2 Series 2023-2	6.400%	3/20/30	1,415	1,446
[2,3,6]	Fannie Mae Connecticut Avenue Securities Class 2M2 Series 2016-C03, SOFR30A + 6.014%	11.352%	10/25/28	61	65

8

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,5]	FirstKey Homes Trust Class A Series 2021-SFR1	1.538%	8/17/38	1,858	1,676
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/36	495	380
[2,3,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-156	4.430%	2/25/33	885	884
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-511	4.860%	10/25/28	1,220	1,246
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1512	3.059%	4/25/34	300	260
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	300	252
[2,3]	Freddie Mac Seasoned Credit Risk Transfer Trust Class MA Series 2019-3	3.500%	10/25/58	630	596
[2]	Ginnie Mae REMICS Class KA Series 2021-215	2.500%	10/20/49	2,099	1,849
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-2	4.470%	2/16/28	290	288
[2,5]	GM Financial Revolving Receivables Trust Class A Series 2023-2	5.770%	8/11/36	635	662
[2,5]	Home Partners of America Trust Class A Series 2021-2	1.901%	12/17/26	959	865
[2,5]	Horizon Aircraft Finance II Ltd. Class A Series 2019-1	3.721%	7/15/39	230	204
[2,5]	Horizon Aircraft Finance III Ltd. Class A Series 2019-2	3.425%	11/15/39	278	220
[2,5,6]	Life Mortgage Trust Class A Series 2021-BMR, TSFR1M + 0.814%	6.176%	3/15/38	290	284
[2,5]	MACH 1 Cayman Ltd. Class A Series 2019-1	3.474%	10/15/39	220	192
[2,5]	MAPS Ltd. Class A Series 2019-1A	4.458%	3/15/44	86	77
[2,5]	New Economy Assets Phase 1 Sponsor LLC Class A1 Series 2021-1	1.910%	10/20/61	3,810	3,327
[2,5]	New Economy Assets Phase 1 Sponsor LLC Class B1 Series 2021-1	2.410%	10/20/61	300	242
[2,5]	OneMain Direct Auto Receivables Trust Class A Series 2021-1A	0.870%	7/14/28	764	732
[2,5]	Retained Vantage Data Centers Issuer LLC Class A2A Series 2023-1A	5.000%	9/15/48	1,752	1,636
[2,5,6]	SFAVE Commercial Mortgage Securities Trust Class A2B Series 2015-5AVE	4.144%	1/5/43	700	500
[2,5]	SoFi Professional Loan Program Trust Class AFX Series 2021-B	1.140%	2/15/47	396	334
[2,5]	START Ireland Class A Series 2019-1	4.089%	3/15/44	255	231
[2,5]	Taco Bell Funding LLC Class A2I Series 2021-1A	1.946%	8/25/51	560	504
[2,5]	Taco Bell Funding LLC Class A2II Series 2021-1A	2.294%	8/25/51	1,032	880
[2,5]	Vantage Data Centers Issuer LLC Class A2 Series 2019-1A	3.188%	7/15/44	311	305
[2,5]	Vantage Data Centers Issuer LLC Class A2 Series 2020-1A	1.645%	9/15/45	855	791
[2,5]	Vantage Data Centers Issuer LLC Class A2 Series 2021-1A	2.165%	10/15/46	1,405	1,269
[2,5]	Wheels Fleet Lease Funding 1 LLC Class A Series 2023-1A	5.800%	4/18/38	835	836
[2,5]	Wheels Fleet Lease Funding 1 LLC Class A Series 2023-2A	6.460%	8/18/38	770	779
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $33,974)					31,735
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (22.7%)
Communications (1.3%)
	America Movil SAB de CV	3.625%	4/22/29	780	737
	America Movil SAB de CV	6.125%	3/30/40	390	424
	AT&T Inc.	2.750%	6/1/31	1,305	1,143
	AT&T Inc.	4.300%	12/15/42	205	179
	AT&T Inc.	3.650%	6/1/51	248	187
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	889	621
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	723	710
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	247	211
	Comcast Corp.	3.400%	4/1/30	145	136
	Comcast Corp.	4.200%	8/15/34	730	698
	Comcast Corp.	5.650%	6/15/35	110	118
	Comcast Corp.	4.400%	8/15/35	877	845
	Comcast Corp.	6.500%	11/15/35	24	27
	Comcast Corp.	3.969%	11/1/47	252	212
	Comcast Corp.	4.000%	3/1/48	345	291
	Comcast Corp.	3.999%	11/1/49	602	504
	Comcast Corp.	2.887%	11/1/51	1,520	1,029
	Comcast Corp.	2.450%	8/15/52	1,025	639
	Comcast Corp.	4.049%	11/1/52	2,279	1,924
	Comcast Corp.	5.350%	5/15/53	734	761
	Comcast Corp.	2.937%	11/1/56	5,619	3,704
	Comcast Corp.	2.650%	8/15/62	615	379
	Comcast Corp.	2.987%	11/1/63	2,193	1,417
[5]	Cox Communications Inc.	3.150%	8/15/24	63	62
[5]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,447
	Discovery Communications LLC	4.125%	5/15/29	125	119
	Discovery Communications LLC	3.625%	5/15/30	505	458
	Discovery Communications LLC	4.000%	9/15/55	1,147	816
	Meta Platforms Inc.	4.950%	5/15/33	1,534	1,583
	Meta Platforms Inc.	5.600%	5/15/53	935	1,015
	Meta Platforms Inc.	5.750%	5/15/63	480	526
	NBCUniversal Media LLC	4.450%	1/15/43	189	173
[5]	NBN Co. Ltd.	1.625%	1/8/27	760	694
[5]	NBN Co. Ltd.	2.625%	5/5/31	1,105	950
[5]	NBN Co. Ltd.	2.500%	1/8/32	2,179	1,830
[5]	NTT Finance Corp.	1.162%	4/3/26	1,040	960
[5]	NTT Finance Corp.	2.065%	4/3/31	285	238
[5]	Ooredoo International Finance Ltd.	2.625%	4/8/31	725	631
	Orange SA	9.000%	3/1/31	530	655
[2,5]	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC	4.738%	9/20/29	406	402
	Telefonica Emisiones SA	5.213%	3/8/47	490	456
	Telefonica Emisiones SA	5.520%	3/1/49	710	687
	T-Mobile USA Inc.	2.050%	2/15/28	900	812
	T-Mobile USA Inc.	3.875%	4/15/30	1,384	1,314
	T-Mobile USA Inc.	2.550%	2/15/31	575	495
	T-Mobile USA Inc.	2.250%	11/15/31	150	125
	T-Mobile USA Inc.	4.375%	4/15/40	485	439
	T-Mobile USA Inc.	3.000%	2/15/41	151	113
	T-Mobile USA Inc.	4.500%	4/15/50	242	214
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	133	122
	Verizon Communications Inc.	4.329%	9/21/28	419	415
	Verizon Communications Inc.	2.355%	3/15/32	1,081	900
	Verizon Communications Inc.	4.812%	3/15/39	1,280	1,238
	Verizon Communications Inc.	2.875%	11/20/50	135	92
	Verizon Communications Inc.	2.987%	10/30/56	200	133
	Verizon Communications Inc.	3.000%	11/20/60	139	91
	Walt Disney Co.	2.000%	9/1/29	2,600	2,310

9

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walt Disney Co.	3.500%	5/13/40	1,490	1,257
	Walt Disney Co.	4.750%	9/15/44	26	25
	Walt Disney Co.	2.750%	9/1/49	560	385
	Warnermedia Holdings Inc.	3.755%	3/15/27	302	290
	Warnermedia Holdings Inc.	4.054%	3/15/29	150	142
	Warnermedia Holdings Inc.	5.141%	3/15/52	291	250
					41,760
Consumer Discretionary (0.8%)
	Amazon.com Inc.	3.600%	4/13/32	2,300	2,189
	Amazon.com Inc.	4.800%	12/5/34	995	1,030
	Amazon.com Inc.	4.950%	12/5/44	580	599
	Amazon.com Inc.	3.950%	4/13/52	480	421
	Amazon.com Inc.	4.250%	8/22/57	1,223	1,128
	American Honda Finance Corp.	2.000%	3/24/28	825	748
[5]	BMW US Capital LLC	1.250%	8/12/26	840	770
	Brown University	2.924%	9/1/50	155	113
[2]	Duke University	2.832%	10/1/55	775	532
[5]	ERAC USA Finance LLC	4.900%	5/1/33	985	984
[5]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,341
[5]	ERAC USA Finance LLC	5.625%	3/15/42	340	353
[5]	ERAC USA Finance LLC	4.500%	2/15/45	1,669	1,515
[5]	ERAC USA Finance LLC	5.400%	5/1/53	725	762
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,570	1,560
	Georgetown University	4.315%	4/1/49	150	133
	Georgetown University	2.943%	4/1/50	295	205
	Georgetown University	5.115%	4/1/53	410	425
	Home Depot Inc.	3.900%	12/6/28	290	286
	Home Depot Inc.	3.250%	4/15/32	370	342
	Home Depot Inc.	4.500%	9/15/32	575	586
	Home Depot Inc.	3.300%	4/15/40	825	684
	Home Depot Inc.	4.400%	3/15/45	780	725
	Home Depot Inc.	4.250%	4/1/46	1,332	1,206
	Home Depot Inc.	4.500%	12/6/48	345	326
	Home Depot Inc.	3.125%	12/15/49	75	56
	Home Depot Inc.	2.375%	3/15/51	70	44
	Home Depot Inc.	2.750%	9/15/51	575	394
	Home Depot Inc.	3.625%	4/15/52	655	532
	Home Depot Inc.	4.950%	9/15/52	1,215	1,232
[5]	Hyundai Capital America	0.875%	6/14/24	1,875	1,834
[5]	Hyundai Capital America	1.650%	9/17/26	1,060	964
[2]	Johns Hopkins University	4.083%	7/1/53	200	177
[2]	Johns Hopkins University	2.813%	1/1/60	180	120
	Leland Stanford Junior University	2.413%	6/1/50	73	49
	Lowe's Cos. Inc.	3.100%	5/3/27	767	735
	Lowe's Cos. Inc.	6.500%	3/15/29	334	362
	Lowe's Cos. Inc.	3.750%	4/1/32	57	53
	Lowe's Cos. Inc.	5.800%	9/15/62	247	261
	Massachusetts Institute of Technology	2.989%	7/1/50	26	19
	Massachusetts Institute of Technology	2.294%	7/1/51	63	40
	Massachusetts Institute of Technology	3.067%	4/1/52	10	8
	McDonald's Corp.	3.625%	9/1/49	342	275
[2]	Northeastern University	2.894%	10/1/50	225	158
[2]	Northwestern University	2.640%	12/1/50	25	17
	President and Fellows of Harvard College	2.517%	10/15/50	151	102
	President and Fellows of Harvard College	3.745%	11/15/52	15	13
	Thomas Jefferson University	3.847%	11/1/57	690	512
	Trustees of Princeton University	2.516%	7/1/50	61	42
	Trustees of Princeton University	4.201%	3/1/52	64	60
	Trustees of the University of Pennsylvania	2.396%	10/1/50	193	125
[2]	University of Chicago	2.761%	4/1/45	165	128
	University of Southern California	4.976%	10/1/53	685	706
	Yale University	2.402%	4/15/50	41	27
					28,008
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Staples (1.0%)
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,290	1,287
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	1,393	1,374
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	543	516
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	1,807	1,811
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	924	880
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	317	356
	Archer-Daniels-Midland Co.	4.500%	3/15/49	970	908
	BAT Capital Corp.	6.343%	8/2/30	305	320
	BAT Capital Corp.	7.079%	8/2/43	340	362
[5]	Cargill Inc.	6.875%	5/1/28	645	685
[5]	Cargill Inc.	4.760%	11/23/45	635	608
[5]	CK Hutchison International 20 Ltd.	3.375%	5/8/50	560	428
[5]	Coca-Cola Europacific Partners plc	0.800%	5/3/24	885	869
	Colgate Palmolive Co.	7.600%	5/19/25	480	500
	Conagra Brands Inc.	5.300%	11/1/38	150	147
[5]	Danone SA	2.947%	11/2/26	735	702
	Diageo Capital plc	2.375%	10/24/29	2,108	1,900
	Diageo Finance plc	5.625%	10/5/33	1,020	1,101
	Hormel Foods Corp.	1.700%	6/3/28	135	121
	Kenvue Inc.	5.000%	3/22/30	1,025	1,060
	Kenvue Inc.	5.100%	3/22/43	460	478
	Kenvue Inc.	5.050%	3/22/53	500	517
	Molson Coors Beverage Co.	3.000%	7/15/26	1,800	1,724
	PepsiCo Inc.	2.375%	10/6/26	1,795	1,706
	Philip Morris International Inc.	3.375%	8/11/25	424	414
	Philip Morris International Inc.	5.125%	11/17/27	840	855
	Philip Morris International Inc.	5.625%	11/17/29	1,160	1,217
	Philip Morris International Inc.	5.125%	2/15/30	2,740	2,789
	Philip Morris International Inc.	5.750%	11/17/32	1,470	1,543
	Philip Morris International Inc.	5.375%	2/15/33	3,436	3,526
	Philip Morris International Inc.	4.875%	11/15/43	145	137
[5]	Sigma Alimentos SA de CV	4.125%	5/2/26	510	496
					31,337
Energy (1.3%)
[5]	Aker BP ASA	6.000%	6/13/33	520	541
	BP Capital Markets America Inc.	1.749%	8/10/30	345	292
	BP Capital Markets America Inc.	2.721%	1/12/32	3,210	2,800
	BP Capital Markets America Inc.	4.812%	2/13/33	1,180	1,191
	BP Capital Markets America Inc.	4.893%	9/11/33	1,240	1,262
	BP Capital Markets America Inc.	2.772%	11/10/50	470	315
	BP Capital Markets America Inc.	2.939%	6/4/51	925	641
	BP Capital Markets America Inc.	3.001%	3/17/52	1,306	918
	BP Capital Markets America Inc.	3.379%	2/8/61	370	268
[5]	Cheniere Energy Partners LP	5.950%	6/30/33	685	703
[5]	Columbia Pipelines Operating Co. LLC	5.927%	8/15/30	355	367
[5]	Columbia Pipelines Operating Co. LLC	6.497%	8/15/43	1,202	1,290
[5]	Columbia Pipelines Operating Co. LLC	6.544%	11/15/53	247	271
[5]	Columbia Pipelines Operating Co. LLC	6.714%	8/15/63	247	273
	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	585	525
	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	125	113
	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	1,603	1,368
[5]	EIG Pearl Holdings Sarl	3.545%	8/31/36	631	549
[5]	EIG Pearl Holdings Sarl	4.387%	11/30/46	470	376
	Enbridge Inc.	6.700%	11/15/53	708	825

10

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Energy Transfer LP	5.250%	4/15/29	1,375	1,386
	Energy Transfer LP	6.550%	12/1/33	495	538
	Energy Transfer LP	5.350%	5/15/45	90	84
	Energy Transfer LP	5.300%	4/15/47	155	143
	Energy Transfer LP	5.400%	10/1/47	247	230
	Enterprise Products Operating LLC	5.100%	2/15/45	280	276
	Enterprise Products Operating LLC	4.250%	2/15/48	730	642
	Enterprise Products Operating LLC	3.700%	1/31/51	170	136
	Enterprise Products Operating LLC	3.300%	2/15/53	750	557
	Equinor ASA	2.875%	4/6/25	140	137
	Equinor ASA	3.125%	4/6/30	2,350	2,210
	Equinor ASA	2.375%	5/22/30	335	299
	Exxon Mobil Corp.	3.043%	3/1/26	225	218
	Exxon Mobil Corp.	2.275%	8/16/26	1,070	1,019
	Exxon Mobil Corp.	2.440%	8/16/29	511	465
	Exxon Mobil Corp.	2.610%	10/15/30	1,055	942
	Exxon Mobil Corp.	4.114%	3/1/46	320	285
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	1,232	1,071
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	1,050	866
[2,5]	Greensaif Pipelines Bidco Sarl	6.129%	2/23/38	234	245
[2,5]	Greensaif Pipelines Bidco Sarl	6.510%	2/23/42	825	870
	Occidental Petroleum Corp.	6.450%	9/15/36	247	262
	Occidental Petroleum Corp.	6.200%	3/15/40	87	90
	Occidental Petroleum Corp.	6.600%	3/15/46	750	811
	ONEOK Inc.	5.650%	11/1/28	325	336
[5]	QatarEnergy	2.250%	7/12/31	925	787
[5]	QatarEnergy	3.125%	7/12/41	675	517
[5]	Saudi Arabian Oil Co.	3.500%	4/16/29	630	597
[5]	Schlumberger Holdings Corp.	3.900%	5/17/28	807	784
	Shell International Finance BV	4.125%	5/11/35	1,130	1,080
	Shell International Finance BV	5.500%	3/25/40	345	368
	Shell International Finance BV	4.375%	5/11/45	2,500	2,294
	Shell International Finance BV	3.000%	11/26/51	2,255	1,614
	Suncor Energy Inc.	5.950%	12/1/34	500	524
	Targa Resources Corp.	6.150%	3/1/29	1,815	1,900
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,252
	TransCanada PipeLines Ltd.	4.100%	4/15/30	415	395
					41,118
Financials (10.1%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	480	438
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	325	279
[5]	AIA Group Ltd.	3.375%	4/7/30	370	341
	Allstate Corp.	5.250%	3/30/33	540	552
	Allstate Corp.	5.550%	5/9/35	197	205
	Allstate Corp.	3.850%	8/10/49	156	126
	American Express Co.	6.489%	10/30/31	315	342
	American Express Co.	5.043%	5/1/34	2,054	2,051
	American International Group Inc.	6.250%	5/1/36	245	261
	American International Group Inc.	4.800%	7/10/45	260	245
	American International Group Inc.	4.750%	4/1/48	640	606
	American International Group Inc.	4.375%	6/30/50	375	335
	Ameriprise Financial Inc.	5.700%	12/15/28	630	660
	Ameriprise Financial Inc.	4.500%	5/13/32	335	333
	Ameriprise Financial Inc.	5.150%	5/15/33	730	753
	Aon Corp. / Aon Global Holdings plc	2.850%	5/28/27	550	520
[5]	Athene Global Funding	1.000%	4/16/24	685	675
[5]	Athene Global Funding	1.985%	8/19/28	10	9
[5]	Athene Global Funding	2.717%	1/7/29	980	858
[5]	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	685	553
[5]	Aviation Capital Group LLC	1.950%	9/20/26	415	376
	Banco Santander SA	1.849%	3/25/26	1,000	926
	Banco Santander SA	2.749%	12/3/30	200	166
	Banco Santander SA	2.958%	3/25/31	200	172
	Bank of America Corp.	4.271%	7/23/29	4,780	4,613
	Bank of America Corp.	3.974%	2/7/30	1,895	1,797
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of America Corp.	3.194%	7/23/30	1,055	957
	Bank of America Corp.	2.496%	2/13/31	1,495	1,285
	Bank of America Corp.	2.572%	10/20/32	490	406
	Bank of America Corp.	4.571%	4/27/33	4,178	3,985
	Bank of America Corp.	5.872%	9/15/34	1,540	1,614
	Bank of America Corp.	3.846%	3/8/37	1,323	1,162
	Bank of America Corp.	5.875%	2/7/42	260	281
	Bank of America Corp.	3.311%	4/22/42	870	679
	Bank of America Corp.	5.000%	1/21/44	1,000	985
	Bank of America Corp.	4.330%	3/15/50	1,900	1,667
	Bank of America Corp.	2.972%	7/21/52	1,225	864
	Bank of America NA	5.526%	8/18/26	2,075	2,113
	Bank of New York Mellon Corp.	5.834%	10/25/33	404	428
	Bank of New York Mellon Corp.	4.706%	2/1/34	450	440
	Bank of New York Mellon Corp.	4.967%	4/26/34	1,130	1,126
	Bank of Nova Scotia	2.700%	8/3/26	1,825	1,729
	Bank of Nova Scotia	5.350%	12/7/26	1,740	1,771
	Bank of Nova Scotia	1.950%	2/2/27	360	332
[5]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	1,000	913
	Barclays plc	3.932%	5/7/25	1,565	1,554
	Barclays plc	2.852%	5/7/26	220	212
	Barclays plc	2.279%	11/24/27	400	367
	Barclays plc	2.667%	3/10/32	1,070	883
	Barclays plc	3.330%	11/24/42	465	345
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	150	135
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	695
	BlackRock Inc.	2.100%	2/25/32	605	506
	BlackRock Inc.	4.750%	5/25/33	2,125	2,147
[5]	Blackstone Holdings Finance Co. LLC	2.550%	3/30/32	605	494
[5]	BNP Paribas SA	2.819%	11/19/25	1,335	1,301
[5]	BNP Paribas SA	1.323%	1/13/27	585	540
[5]	BNP Paribas SA	3.500%	11/16/27	2,050	1,936
[5]	BNP Paribas SA	2.591%	1/20/28	885	819
[5]	BNP Paribas SA	5.335%	6/12/29	1,095	1,111
[5]	BNP Paribas SA	2.159%	9/15/29	1,743	1,516
[5]	BNP Paribas SA	5.894%	12/5/34	1,635	1,710
	BPCE SA	4.000%	4/15/24	775	771
[5]	BPCE SA	5.150%	7/21/24	1,260	1,250
[5]	BPCE SA	5.029%	1/15/25	2,220	2,204
[5]	BPCE SA	3.500%	10/23/27	1,780	1,668
[5]	BPCE SA	2.700%	10/1/29	1,450	1,278
[5]	BPCE SA	6.714%	10/19/29	1,000	1,053
[5]	Brighthouse Financial Global Funding	1.000%	4/12/24	65	64
[5]	Brighthouse Financial Global Funding	1.750%	1/13/25	505	483
[5]	Brighthouse Financial Global Funding	1.550%	5/24/26	525	481
[5]	Brighthouse Financial Global Funding	2.000%	6/28/28	520	449
[5]	Canadian Imperial Bank of Commerce	1.150%	7/8/26	1,005	923
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,296
	Capital One Financial Corp.	3.200%	2/5/25	760	742
	Capital One Financial Corp.	7.149%	10/29/27	455	472
	Capital One Financial Corp.	6.312%	6/8/29	370	380
	Capital One Financial Corp.	7.624%	10/30/31	291	319
	Capital One Financial Corp.	6.377%	6/8/34	816	841
	Charles Schwab Corp.	0.750%	3/18/24	1,350	1,336
	Charles Schwab Corp.	3.200%	3/2/27	545	520
	Charles Schwab Corp.	2.000%	3/20/28	1,100	979
	Charles Schwab Corp.	2.900%	3/3/32	875	754
	Charles Schwab Corp.	5.853%	5/19/34	695	716
	Charles Schwab Corp.	6.136%	8/24/34	690	729
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	550
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	752
	Citigroup Inc.	0.981%	5/1/25	1,190	1,170
	Citigroup Inc.	1.462%	6/9/27	1,213	1,110

11

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	3.070%	2/24/28	1,000	942
	Citigroup Inc.	3.520%	10/27/28	1,975	1,867
	Citigroup Inc.	3.878%	1/24/39	1,025	885
	Citigroup Inc.	2.904%	11/3/42	560	403
[5]	CNO Global Funding	1.650%	1/6/25	260	249
[5]	CNO Global Funding	2.650%	1/6/29	370	320
[5]	Commonwealth Bank of Australia	5.071%	9/14/28	1,060	1,083
[5]	Commonwealth Bank of Australia	2.688%	3/11/31	2,285	1,885
[5]	Cooperatieve Rabobank UA	1.106%	2/24/27	1,365	1,250
[5]	Cooperatieve Rabobank UA	4.655%	8/22/28	625	614
	Corebridge Financial Inc.	3.900%	4/5/32	1,810	1,640
[5]	Corebridge Financial Inc.	6.050%	9/15/33	190	198
	Corebridge Financial Inc.	5.750%	1/15/34	1,150	1,177
	Corebridge Financial Inc.	4.350%	4/5/42	105	89
	Corebridge Financial Inc.	4.400%	4/5/52	315	264
[5]	Corebridge Global Funding	5.750%	7/2/26	595	602
[5]	Corebridge Global Funding	5.900%	9/19/28	255	263
[5]	Credit Agricole SA	3.250%	10/4/24	2,390	2,349
[5]	Credit Agricole SA	5.589%	7/5/26	1,200	1,222
[5]	Credit Agricole SA	6.316%	10/3/29	605	634
	Credit Suisse AG	7.500%	2/15/28	1,195	1,310
[5]	Danske Bank A/S	5.375%	1/12/24	795	795
[5]	Danske Bank A/S	1.621%	9/11/26	855	798
[5]	Danske Bank A/S	6.259%	9/22/26	1,040	1,057
[5]	Danske Bank A/S	1.549%	9/10/27	1,605	1,450
	Deutsche Bank AG	6.720%	1/18/29	305	319
	Deutsche Bank AG	6.819%	11/20/29	985	1,036
[5]	DNB Bank ASA	1.535%	5/25/27	960	876
[5]	DNB Bank ASA	1.605%	3/30/28	1,330	1,187
[5]	Equitable Financial Life Global Funding	1.400%	7/7/25	370	349
[5]	Equitable Financial Life Global Funding	1.300%	7/12/26	825	744
[5]	Equitable Financial Life Global Funding	1.700%	11/12/26	365	330
[5]	Equitable Financial Life Global Funding	1.400%	8/27/27	535	467
[5]	Equitable Financial Life Global Funding	1.800%	3/8/28	870	763
[5]	Federation des Caisses Desjardins du Quebec	5.147%	11/27/28	1,075	1,103
	Fifth Third Bancorp	4.055%	4/25/28	325	310
	Fifth Third Bancorp	4.337%	4/25/33	215	200
[5]	Five Corners Funding Trust III	5.791%	2/15/33	810	861
[5]	Five Corners Funding Trust IV	5.997%	2/15/53	1,480	1,608
[5]	GA Global Funding Trust	1.000%	4/8/24	750	738
	Goldman Sachs Group Inc.	3.272%	9/29/25	1,205	1,185
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	1,927
	Goldman Sachs Group Inc.	3.850%	1/26/27	740	720
	Goldman Sachs Group Inc.	1.431%	3/9/27	2,190	2,019
	Goldman Sachs Group Inc.	1.542%	9/10/27	1,165	1,057
	Goldman Sachs Group Inc.	3.691%	6/5/28	810	774
	Goldman Sachs Group Inc.	3.814%	4/23/29	3,065	2,912
	Goldman Sachs Group Inc.	4.223%	5/1/29	2,630	2,543
	Goldman Sachs Group Inc.	3.800%	3/15/30	40	38
	Goldman Sachs Group Inc.	2.615%	4/22/32	3,130	2,627
	Goldman Sachs Group Inc.	2.383%	7/21/32	2,433	2,000
	Goldman Sachs Group Inc.	2.650%	10/21/32	625	521
	Goldman Sachs Group Inc.	3.102%	2/24/33	1,248	1,072
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	921
[5]	Guardian Life Global Funding	1.250%	5/13/26	205	188
	HSBC Holdings plc	0.976%	5/24/25	300	294
	HSBC Holdings plc	1.589%	5/24/27	805	738
	HSBC Holdings plc	5.887%	8/14/27	1,470	1,491
	HSBC Holdings plc	2.251%	11/22/27	2,165	1,988
	HSBC Holdings plc	4.041%	3/13/28	890	858
	HSBC Holdings plc	7.390%	11/3/28	1,340	1,436
	HSBC Holdings plc	4.583%	6/19/29	1,675	1,625
	HSBC Holdings plc	2.206%	8/17/29	1,440	1,257
	HSBC Holdings plc	2.357%	8/18/31	1,625	1,349
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	2.804%	5/24/32	1,555	1,298
	HSBC Holdings plc	2.871%	11/22/32	2,125	1,768
	HSBC Holdings plc	5.402%	8/11/33	770	774
	HSBC Holdings plc	6.500%	5/2/36	900	952
	HSBC Holdings plc	6.100%	1/14/42	300	341
	Huntington National Bank	4.552%	5/17/28	320	309
	ING Groep NV	3.950%	3/29/27	2,695	2,610
	ING Groep NV	1.726%	4/1/27	500	463
	Intercontinental Exchange Inc.	4.000%	9/15/27	3,545	3,482
	Intercontinental Exchange Inc.	4.350%	6/15/29	255	254
	Intercontinental Exchange Inc.	1.850%	9/15/32	180	144
	Intercontinental Exchange Inc.	4.600%	3/15/33	1,140	1,138
	Intercontinental Exchange Inc.	2.650%	9/15/40	170	127
	Intercontinental Exchange Inc.	3.000%	6/15/50	1,010	723
	Intercontinental Exchange Inc.	4.950%	6/15/52	1,266	1,266
	Intercontinental Exchange Inc.	3.000%	9/15/60	850	575
[5]	JAB Holdings BV	3.750%	5/28/51	500	340
[5]	JAB Holdings BV	4.500%	4/8/52	860	668
[5]	Jackson National Life Global Funding	1.750%	1/12/25	555	531
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,237
	JPMorgan Chase & Co.	2.069%	6/1/29	740	656
	JPMorgan Chase & Co.	4.452%	12/5/29	2,100	2,059
	JPMorgan Chase & Co.	3.702%	5/6/30	2,525	2,375
	JPMorgan Chase & Co.	4.912%	7/25/33	6,633	6,559
	JPMorgan Chase & Co.	5.350%	6/1/34	3,212	3,264
	JPMorgan Chase & Co.	3.109%	4/22/41	835	645
	JPMorgan Chase & Co.	5.400%	1/6/42	750	778
	JPMorgan Chase & Co.	3.157%	4/22/42	560	435
	JPMorgan Chase & Co.	3.964%	11/15/48	6,475	5,446
	JPMorgan Chase & Co.	3.109%	4/22/51	845	608
[5]	KBC Group NV	5.796%	1/19/29	235	239
[5]	KBC Group NV	6.324%	9/21/34	840	886
[5]	Liberty Mutual Group Inc.	4.569%	2/1/29	280	274
[5]	Liberty Mutual Group Inc.	5.500%	6/15/52	1,709	1,688
[5]	LSEGA Financing plc	1.375%	4/6/26	1,555	1,435
[5]	LSEGA Financing plc	2.000%	4/6/28	630	563
[5]	LSEGA Financing plc	2.500%	4/6/31	1,110	954
	M&T Bank Corp.	7.413%	10/30/29	1,510	1,626
[5]	Macquarie Group Ltd.	1.935%	4/14/28	1,245	1,112
[5]	Macquarie Group Ltd.	2.871%	1/14/33	1,628	1,338
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	663
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	2,375	2,309
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	675	672
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	305	295
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	560	377
	Marsh & McLennan Cos. Inc.	5.450%	3/15/53	240	251
[5]	Massachusetts Mutual Life Insurance Co.	3.200%	12/1/61	590	382
	MetLife Inc.	4.125%	8/13/42	145	129
	MetLife Inc.	4.875%	11/13/43	530	517
	MetLife Inc.	5.000%	7/15/52	387	385
[5]	Metropolitan Life Global Funding I	3.450%	12/18/26	640	617
[5]	Metropolitan Life Global Funding I	4.400%	6/30/27	300	295
[5]	Metropolitan Life Global Funding I	3.000%	9/19/27	1,165	1,092
[5]	Metropolitan Life Global Funding I	4.300%	8/25/29	440	428
[5]	Metropolitan Life Global Funding I	2.400%	1/11/32	1,410	1,170
[5]	Metropolitan Life Global Funding I	5.150%	3/28/33	520	529
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	815	816
	Morgan Stanley	3.700%	10/23/24	750	740
	Morgan Stanley	2.720%	7/22/25	1,750	1,722
	Morgan Stanley	2.630%	2/18/26	1,805	1,747
	Morgan Stanley	3.125%	7/27/26	1,345	1,288
	Morgan Stanley	6.250%	8/9/26	3,000	3,093
	Morgan Stanley	3.625%	1/20/27	1,250	1,212
	Morgan Stanley	3.772%	1/24/29	3,910	3,728
	Morgan Stanley	2.699%	1/22/31	1,105	968
	Morgan Stanley	2.239%	7/21/32	1,805	1,475
	Morgan Stanley	2.511%	10/20/32	615	510

12

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	2.943%	1/21/33	920	782
	Morgan Stanley	4.889%	7/20/33	2,891	2,820
	Morgan Stanley	2.484%	9/16/36	1,475	1,171
	Morgan Stanley	5.297%	4/20/37	270	262
	Morgan Stanley	5.948%	1/19/38	825	835
	Morgan Stanley	4.300%	1/27/45	850	768
	Nasdaq Inc.	5.550%	2/15/34	530	552
	Nasdaq Inc.	3.950%	3/7/52	540	428
	Nasdaq Inc.	5.950%	8/15/53	185	199
	Nasdaq Inc.	6.100%	6/28/63	135	147
	National Australia Bank Ltd.	3.905%	6/9/27	885	865
[5]	National Australia Bank Ltd.	5.134%	11/28/28	1,538	1,578
[5]	National Australia Bank Ltd.	2.332%	8/21/30	2,140	1,745
[5]	National Australia Bank Ltd.	2.990%	5/21/31	2,227	1,863
[5]	National Australia Bank Ltd.	3.347%	1/12/37	1,252	1,037
[5]	National Securities Clearing Corp.	5.100%	11/21/27	1,565	1,596
[5]	Nationwide Financial Services Inc.	3.900%	11/30/49	1,430	1,133
[5]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	1,520	1,223
	NatWest Group plc	1.642%	6/14/27	870	794
[5]	NatWest Markets plc	0.800%	8/12/24	670	651
[5]	NBK SPC Ltd.	1.625%	9/15/27	1,975	1,791
[5]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,228
[5]	New York Life Insurance Co.	3.750%	5/15/50	345	278
[5]	New York Life Insurance Co.	4.450%	5/15/69	435	374
[5]	Nordea Bank Abp	1.500%	9/30/26	1,900	1,732
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	696	562
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	270	202
[5]	Pacific Life Global Funding II	1.375%	4/14/26	795	735
[5]	Pacific LifeCorp.	5.400%	9/15/52	500	500
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	465	459
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	385	374
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	1,435	1,409
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.450%	1/29/26	925	904
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.875%	11/15/27	1,370	1,401
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.700%	2/1/28	1,290	1,317
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	6.050%	8/1/28	1,125	1,166
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	6.200%	6/15/30	218	229
	PNC Bank NA	3.300%	10/30/24	460	452
	PNC Bank NA	2.950%	2/23/25	1,105	1,076
	PNC Bank NA	3.100%	10/25/27	1,165	1,093
	PNC Bank NA	3.250%	1/22/28	1,675	1,576
[5]	Pricoa Global Funding I	5.100%	5/30/28	1,058	1,075
[5]	Principal Life Global Funding II	2.500%	9/16/29	1,000	876
	Progressive Corp.	4.950%	6/15/33	1,694	1,737
	Progressive Corp.	4.125%	4/15/47	295	260
[5]	Protective Life Global Funding	4.714%	7/6/27	750	746
	Prudential Financial Inc.	3.905%	12/7/47	233	191
	Prudential Financial Inc.	4.350%	2/25/50	1,856	1,647
[5]	RGA Global Funding	2.700%	1/18/29	425	378
	Royal Bank of Canada	5.000%	2/1/33	1,500	1,526
[5]	Standard Chartered plc	1.214%	3/23/25	285	282
[5]	Standard Chartered plc	6.301%	1/9/29	990	1,016
	State Street Corp.	4.821%	1/26/34	450	443
[5]	Sumitomo Mitsui Trust Bank Ltd.	0.850%	3/25/24	2,000	1,979
[5]	Svenska Handelsbanken AB	1.418%	6/11/27	1,875	1,704
[5]	Swedbank AB	6.136%	9/12/26	1,010	1,031
[5]	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	915	868
[5]	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	1,145	1,001
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Temasek Financial I Ltd.	3.625%	8/1/28	1,025	1,004
[5]	Temasek Financial I Ltd.	2.375%	8/2/41	969	735
	Toronto-Dominion Bank	4.456%	6/8/32	332	323
	Truist Financial Corp.	3.700%	6/5/25	1,385	1,355
	Truist Financial Corp.	4.873%	1/26/29	1,080	1,066
	UBS AG	1.250%	6/1/26	985	905
	UBS AG	5.650%	9/11/28	1,385	1,437
	UBS Group AG	3.750%	3/26/25	2,147	2,103
[5]	UBS Group AG	1.305%	2/2/27	545	499
[5]	UBS Group AG	1.494%	8/10/27	1,160	1,048
[5]	UBS Group AG	2.095%	2/11/32	720	574
[5]	UBS Group AG	3.091%	5/14/32	1,195	1,019
[5]	UBS Group AG	2.746%	2/11/33	330	270
[5]	UBS Group AG	6.537%	8/12/33	485	517
[5]	UBS Group AG	9.016%	11/15/33	750	922
[5]	UBS Group AG	6.301%	9/22/34	920	972
[5]	UBS Group AG	3.179%	2/11/43	855	632
[5]	UniCredit SpA	1.982%	6/3/27	1,015	928
[5]	UniCredit SpA	3.127%	6/3/32	1,000	844
	US Bancorp	3.700%	1/30/24	1,560	1,557
	US Bancorp	2.677%	1/27/33	475	397
	US Bancorp	2.491%	11/3/36	576	451
	Wachovia Corp.	7.500%	4/15/35	1,000	1,154
	Wells Fargo & Co.	3.000%	2/19/25	890	870
	Wells Fargo & Co.	3.550%	9/29/25	860	841
	Wells Fargo & Co.	3.000%	4/22/26	1,045	1,001
	Wells Fargo & Co.	3.000%	10/23/26	170	161
	Wells Fargo & Co.	3.196%	6/17/27	1,705	1,630
	Wells Fargo & Co.	3.526%	3/24/28	1,230	1,174
	Wells Fargo & Co.	6.303%	10/23/29	1,055	1,113
	Wells Fargo & Co.	2.879%	10/30/30	435	387
	Wells Fargo & Co.	2.572%	2/11/31	2,235	1,932
	Wells Fargo & Co.	3.350%	3/2/33	235	206
	Wells Fargo & Co.	4.897%	7/25/33	5,676	5,533
	Wells Fargo & Co.	5.389%	4/24/34	325	326
	Wells Fargo & Co.	5.606%	1/15/44	2,316	2,311
	Wells Fargo & Co.	4.900%	11/17/45	515	470
	Wells Fargo & Co.	4.750%	12/7/46	2,070	1,828
	Wells Fargo & Co.	4.611%	4/25/53	1,245	1,125
	Wells Fargo Bank NA	5.254%	12/11/26	2,917	2,954
					328,258
Health Care (2.0%)
	AbbVie Inc.	3.800%	3/15/25	575	568
	AdventHealth Obligated Group	2.795%	11/15/51	900	612
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	360	309
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	540	385
[5]	Alcon Finance Corp.	2.750%	9/23/26	200	188
[5]	Alcon Finance Corp.	2.600%	5/27/30	200	173
[5]	Alcon Finance Corp.	5.375%	12/6/32	255	263
[5]	Alcon Finance Corp.	3.800%	9/23/49	305	244
[5]	Alcon Finance Corp.	5.750%	12/6/52	775	832
	Amgen Inc.	4.400%	5/1/45	147	131
	Amgen Inc.	4.200%	2/22/52	547	463
	Amgen Inc.	5.750%	3/2/63	420	442
	Ascension Health	2.532%	11/15/29	1,405	1,256
[2]	Ascension Health	4.847%	11/15/53	50	48
	AstraZeneca plc	4.000%	1/17/29	2,270	2,241
	AstraZeneca plc	6.450%	9/15/37	615	719
	Banner Health	2.907%	1/1/42	910	672
[5]	Bayer US Finance II LLC	4.250%	12/15/25	1,100	1,071
[5]	Bayer US Finance LLC	3.375%	10/8/24	815	799
[5]	Bayer US Finance LLC	6.125%	11/21/26	340	345
[5]	Bayer US Finance LLC	6.250%	1/21/29	380	389
	Beth Israel Lahey Health Inc.	3.080%	7/1/51	255	165
	Bon Secours Mercy Health Inc.	4.302%	7/1/28	570	559
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	590	526
	Bon Secours Mercy Health Inc.	2.095%	6/1/31	330	271
	Bristol-Myers Squibb Co.	3.550%	3/15/42	1,785	1,460
	Bristol-Myers Squibb Co.	4.550%	2/20/48	169	154

13

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cedars-Sinai Health System	2.288%	8/15/31	1,330	1,112
	Children's Hospital Corp.	2.585%	2/1/50	160	105
	Cigna Group	3.250%	4/15/25	880	859
	Cigna Group	4.375%	10/15/28	515	511
	CommonSpirit Health	2.760%	10/1/24	860	841
	CommonSpirit Health	3.347%	10/1/29	1,015	926
	CommonSpirit Health	2.782%	10/1/30	684	593
[2]	CommonSpirit Health	4.350%	11/1/42	601	522
	CommonSpirit Health	3.910%	10/1/50	70	55
	Cottage Health Obligated Group	3.304%	11/1/49	295	220
[5]	CSL Finance plc	4.750%	4/27/52	1,164	1,112
	CVS Health Corp.	1.750%	8/21/30	145	120
	CVS Health Corp.	4.875%	7/20/35	315	310
	Dignity Health	3.812%	11/1/24	560	549
	Elevance Health Inc.	2.550%	3/15/31	1,100	955
	Elevance Health Inc.	5.500%	10/15/32	320	335
	Elevance Health Inc.	4.650%	8/15/44	92	85
	Elevance Health Inc.	6.100%	10/15/52	75	85
	Eli Lilly & Co.	4.875%	2/27/53	270	280
	Eli Lilly & Co.	4.950%	2/27/63	235	244
	Gilead Sciences Inc.	2.600%	10/1/40	780	575
	Gilead Sciences Inc.	4.500%	2/1/45	290	268
	Gilead Sciences Inc.	4.150%	3/1/47	1,640	1,430
	Gilead Sciences Inc.	2.800%	10/1/50	503	348
	Gilead Sciences Inc.	5.550%	10/15/53	320	347
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,155
	Humana Inc.	5.750%	12/1/28	65	68
	Humana Inc.	5.950%	3/15/34	1,843	1,973
	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	365	250
	Inova Health System Foundation	4.068%	5/15/52	475	415
	Kaiser Foundation Hospitals	3.150%	5/1/27	380	364
	Kaiser Foundation Hospitals	2.810%	6/1/41	1,130	849
	Kaiser Foundation Hospitals	3.002%	6/1/51	1,105	788
	Mass General Brigham Inc.	3.192%	7/1/49	535	394
	Mass General Brigham Inc.	3.342%	7/1/60	955	683
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	590	418
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	310	271
	Merck & Co. Inc.	3.400%	3/7/29	1,320	1,268
	Merck & Co. Inc.	4.150%	5/18/43	760	699
	Merck & Co. Inc.	4.000%	3/7/49	1,915	1,692
	Novartis Capital Corp.	4.400%	5/6/44	640	614
	OhioHealth Corp.	2.297%	11/15/31	760	636
	OhioHealth Corp.	2.834%	11/15/41	485	359
	Pfizer Inc.	3.000%	12/15/26	725	699
	Pfizer Inc.	3.450%	3/15/29	2,165	2,085
	Pfizer Inc.	4.100%	9/15/38	1,505	1,384
	Pfizer Investment Enterprises Pte Ltd.	4.750%	5/19/33	1,045	1,047
	Pfizer Investment Enterprises Pte Ltd.	5.110%	5/19/43	1,000	998
	Pfizer Investment Enterprises Pte Ltd.	5.300%	5/19/53	1,005	1,028
	Piedmont Healthcare Inc.	2.044%	1/1/32	255	207
	Piedmont Healthcare Inc.	2.719%	1/1/42	255	182
	Piedmont Healthcare Inc.	2.864%	1/1/52	340	227
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	985	860
	Providence St. Joseph Health Obligated Group	5.403%	10/1/33	449	457
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	325	251
	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	1,000	612
[5]	Roche Holdings Inc.	2.607%	12/13/51	305	205
	SSM Health Care Corp.	3.823%	6/1/27	940	911
	Sutter Health	2.294%	8/15/30	295	252
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	260	232
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	560	472
	Toledo Hospital	5.750%	11/15/38	545	544
	UnitedHealth Group Inc.	3.850%	6/15/28	1,190	1,166
	UnitedHealth Group Inc.	2.000%	5/15/30	275	238
	UnitedHealth Group Inc.	2.300%	5/15/31	435	376
	UnitedHealth Group Inc.	4.200%	5/15/32	335	328
	UnitedHealth Group Inc.	4.625%	7/15/35	240	241
	UnitedHealth Group Inc.	3.500%	8/15/39	215	183
	UnitedHealth Group Inc.	2.750%	5/15/40	310	235
	UnitedHealth Group Inc.	3.050%	5/15/41	838	656
	UnitedHealth Group Inc.	4.375%	3/15/42	1,318	1,221
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,480
	UnitedHealth Group Inc.	4.750%	7/15/45	592	575
	UnitedHealth Group Inc.	4.200%	1/15/47	215	191
	UnitedHealth Group Inc.	3.750%	10/15/47	145	120
	UnitedHealth Group Inc.	4.250%	6/15/48	880	787
	UnitedHealth Group Inc.	4.450%	12/15/48	140	128
	UnitedHealth Group Inc.	3.700%	8/15/49	675	550
	UnitedHealth Group Inc.	2.900%	5/15/50	1,539	1,080
	UnitedHealth Group Inc.	3.250%	5/15/51	295	224
	UnitedHealth Group Inc.	4.750%	5/15/52	245	236
	UnitedHealth Group Inc.	5.875%	2/15/53	1,655	1,874
	UnitedHealth Group Inc.	3.875%	8/15/59	615	502
					67,012
Industrials (0.7%)
[5]	Ashtead Capital Inc.	2.450%	8/12/31	495	403
[5]	Ashtead Capital Inc.	5.550%	5/30/33	200	198
[5]	Ashtead Capital Inc.	5.950%	10/15/33	255	260
[5]	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,062
[5]	BAE Systems plc	3.400%	4/15/30	215	198
	Boeing Co.	1.433%	2/4/24	940	936
	Boeing Co.	2.700%	2/1/27	495	467
	Boeing Co.	5.805%	5/1/50	900	933
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	250	233
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	415	369
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	60	52
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	405	294
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	705	493
	Burlington Northern Santa Fe LLC	4.450%	1/15/53	17	16
	Canadian National Railway Co.	2.450%	5/1/50	205	135
	Canadian Pacific Railway Co.	4.950%	8/15/45	480	456
[5]	Carrier Global Corp.	5.900%	3/15/34	115	124
[5]	Carrier Global Corp.	6.200%	3/15/54	396	459
	CSX Corp.	3.350%	9/15/49	235	178
[5]	Daimler Truck Finance North America LLC	5.150%	1/16/26	450	451
[5]	Daimler Truck Finance North America LLC	3.650%	4/7/27	445	428
[5]	Daimler Truck Finance North America LLC	5.125%	1/19/28	150	151
	Eaton Corp.	4.150%	3/15/33	254	249
	Eaton Corp.	4.700%	8/23/52	130	128
	Honeywell International Inc.	4.250%	1/15/29	1,000	1,002
	Honeywell International Inc.	5.000%	2/15/33	1,893	1,982
	Honeywell International Inc.	4.500%	1/15/34	1,684	1,694
	Honeywell International Inc.	5.375%	3/1/41	132	141
	John Deere Capital Corp.	5.150%	9/8/33	1,270	1,337
	Lockheed Martin Corp.	4.500%	5/15/36	211	209
	Lockheed Martin Corp.	4.700%	5/15/46	376	369
	Lockheed Martin Corp.	5.700%	11/15/54	1,499	1,690
	Republic Services Inc.	4.875%	4/1/29	110	112
	RTX Corp.	4.450%	11/16/38	275	253
[5]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	630	565
[5]	Siemens Financieringsmaatschappij NV	2.150%	3/11/31	1,100	939
[5]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	753
	Trane Technologies Financing Ltd.	5.250%	3/3/33	515	534

14

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	UL Solutions Inc.	6.500%	10/20/28	380	399
	Union Pacific Corp.	3.700%	3/1/29	505	494
	Union Pacific Corp.	2.800%	2/14/32	8	7
	Union Pacific Corp.	3.375%	2/14/42	515	421
	Union Pacific Corp.	3.250%	2/5/50	72	55
	Union Pacific Corp.	3.799%	10/1/51	696	584
	Union Pacific Corp.	3.500%	2/14/53	1,025	812
	Union Pacific Corp.	3.750%	2/5/70	335	261
[2]	United Airlines Class B Series 2018-1 Pass Through Trust	4.600%	9/1/27	116	108
					23,394
Materials (0.1%)
[5]	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	600	433
[5]	Glencore Funding LLC	6.375%	10/6/30	1,429	1,536
[5]	Glencore Funding LLC	2.625%	9/23/31	230	195
[5]	Glencore Funding LLC	6.500%	10/6/33	360	393
					2,557
Real Estate (0.6%)
	American Tower Corp.	5.000%	2/15/24	80	80
	American Tower Corp.	4.400%	2/15/26	450	445
	American Tower Corp.	3.800%	8/15/29	981	931
	American Tower Corp.	5.900%	11/15/33	247	262
[5]	American Tower Trust I	5.490%	3/15/28	2,070	2,100
	Boston Properties LP	3.800%	2/1/24	45	45
	Crown Castle Inc.	4.000%	11/15/49	218	172
	CubeSmart LP	2.250%	12/15/28	360	318
	CubeSmart LP	2.500%	2/15/32	233	194
	Extra Space Storage LP	5.500%	7/1/30	360	368
	Extra Space Storage LP	5.900%	1/15/31	896	936
	Healthpeak OP LLC	2.125%	12/1/28	880	775
	Healthpeak OP LLC	3.000%	1/15/30	930	829
	Prologis LP	5.250%	6/15/53	595	621
	Public Storage Operating Co.	5.125%	1/15/29	180	186
	Public Storage Operating Co.	5.100%	8/1/33	190	197
	Public Storage Operating Co.	5.350%	8/1/53	100	105
	Realty Income Corp.	2.200%	6/15/28	735	659
	Realty Income Corp.	4.700%	12/15/28	840	846
	Realty Income Corp.	3.250%	1/15/31	380	346
	Realty Income Corp.	2.850%	12/15/32	1,295	1,103
	Realty Income Corp.	4.900%	7/15/33	816	817
[5]	SBA Tower Trust	1.840%	4/15/27	1,570	1,391
[5]	SBA Tower Trust	2.836%	1/15/50	725	701
[5]	SBA Tower Trust	1.884%	7/15/50	265	246
[5]	SBA Tower Trust	1.631%	5/15/51	1,060	947
[5]	SBA Tower Trust	2.593%	10/15/56	1,500	1,205
[5]	Scentre Group Trust 1 / Scentre Group Trust 2	4.375%	5/28/30	695	660
	Simon Property Group LP	3.375%	10/1/24	275	271
	Simon Property Group LP	2.450%	9/13/29	1,160	1,033
					18,789
Technology (1.6%)
	Apple Inc.	3.250%	2/23/26	1,020	996
	Apple Inc.	2.450%	8/4/26	1,170	1,115
	Apple Inc.	3.350%	2/9/27	1,545	1,505
	Apple Inc.	3.200%	5/11/27	1,065	1,031
	Apple Inc.	2.900%	9/12/27	2,250	2,154
	Apple Inc.	3.850%	5/4/43	430	383
	Apple Inc.	4.450%	5/6/44	120	117
	Apple Inc.	3.850%	8/4/46	985	859
	Apple Inc.	2.650%	5/11/50	825	569
	Apple Inc.	2.650%	2/8/51	792	544
	Apple Inc.	4.850%	5/10/53	1,322	1,349
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	305	298
	Broadcom Inc.	4.110%	9/15/28	1,452	1,419
	Broadcom Inc.	4.150%	11/15/30	130	124
[5]	Broadcom Inc.	2.600%	2/15/33	710	584
[5]	Broadcom Inc.	3.187%	11/15/36	291	236
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cisco Systems Inc.	2.500%	9/20/26	431	411
	Intel Corp.	2.875%	5/11/24	800	792
	Intel Corp.	2.000%	8/12/31	105	89
	Intel Corp.	5.625%	2/10/43	1,906	2,042
	Intel Corp.	4.100%	5/19/46	1,172	1,032
	Intel Corp.	3.250%	11/15/49	600	446
	Intel Corp.	3.050%	8/12/51	842	596
	Intel Corp.	4.900%	8/5/52	2,180	2,137
	Intel Corp.	5.700%	2/10/53	840	909
	Intel Corp.	3.200%	8/12/61	425	294
	International Business Machines Corp.	3.300%	5/15/26	4,500	4,371
	International Business Machines Corp.	3.500%	5/15/29	2,975	2,838
	International Business Machines Corp.	5.875%	11/29/32	1,010	1,105
	Intuit Inc.	5.200%	9/15/33	1,455	1,525
	Intuit Inc.	5.500%	9/15/53	1,401	1,537
	Microsoft Corp.	3.125%	11/3/25	435	425
	Microsoft Corp.	2.400%	8/8/26	1,890	1,804
	Microsoft Corp.	3.450%	8/8/36	822	756
	Microsoft Corp.	2.525%	6/1/50	3,336	2,282
[5]	Microsoft Corp.	2.500%	9/15/50	492	333
	Microsoft Corp.	2.921%	3/17/52	3,287	2,421
	Oracle Corp.	2.950%	11/15/24	2,190	2,141
	Oracle Corp.	1.650%	3/25/26	895	834
	Oracle Corp.	3.250%	11/15/27	1,360	1,292
	Oracle Corp.	4.500%	7/8/44	873	762
	Oracle Corp.	4.125%	5/15/45	757	620
	QUALCOMM Inc.	1.300%	5/20/28	744	659
	QUALCOMM Inc.	2.150%	5/20/30	1,075	949
	QUALCOMM Inc.	1.650%	5/20/32	1,112	906
	QUALCOMM Inc.	4.250%	5/20/32	175	174
	QUALCOMM Inc.	4.500%	5/20/52	463	433
	S&P Global Inc.	2.700%	3/1/29	121	112
	S&P Global Inc.	2.900%	3/1/32	1,817	1,623
	S&P Global Inc.	3.700%	3/1/52	45	37
					51,970
Utilities (3.2%)
	AEP Texas Inc.	4.150%	5/1/49	145	117
	AEP Texas Inc.	3.450%	1/15/50	380	275
	AEP Transmission Co. LLC	4.500%	6/15/52	265	240
	Alabama Power Co.	6.000%	3/1/39	654	702
	Alabama Power Co.	5.200%	6/1/41	120	117
	Alabama Power Co.	4.100%	1/15/42	215	180
	Alabama Power Co.	3.750%	3/1/45	630	514
	Alabama Power Co.	4.300%	7/15/48	775	675
	Ameren Illinois Co.	3.800%	5/15/28	590	575
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,017
	Ameren Illinois Co.	3.700%	12/1/47	140	115
	American Water Capital Corp.	2.950%	9/1/27	540	510
	American Water Capital Corp.	3.750%	9/1/47	45	37
	American Water Capital Corp.	4.200%	9/1/48	845	738
	American Water Capital Corp.	4.150%	6/1/49	25	22
	American Water Capital Corp.	3.450%	5/1/50	95	73
	Arizona Public Service Co.	6.350%	12/15/32	180	195
	Arizona Public Service Co.	5.550%	8/1/33	247	256
	Arizona Public Service Co.	3.350%	5/15/50	410	293
	Baltimore Gas and Electric Co.	2.900%	6/15/50	238	163
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,135	1,230
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	25	27
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,490	1,473
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	115	98
	Berkshire Hathaway Energy Co.	4.600%	5/1/53	548	489
[5]	Boston Gas Co.	3.150%	8/1/27	140	131
[5]	Boston Gas Co.	3.757%	3/16/32	120	107
[5]	Brooklyn Union Gas Co.	3.407%	3/10/26	95	91
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	1,720	1,335

15

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	195	172
	CenterPoint Energy Resources Corp.	5.250%	3/1/28	1,109	1,137
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	1,369	1,333
	CenterPoint Energy Resources Corp.	5.400%	3/1/33	868	906
	Cleco Corporate Holdings LLC	3.743%	5/1/26	185	179
	Cleco Corporate Holdings LLC	3.375%	9/15/29	405	356
	Cleco Securitization I LLC	4.646%	9/1/44	765	748
	Commonwealth Edison Co.	2.950%	8/15/27	645	609
	Commonwealth Edison Co.	4.350%	11/15/45	375	329
	Commonwealth Edison Co.	3.650%	6/15/46	175	139
	Commonwealth Edison Co.	4.000%	3/1/48	368	312
	Commonwealth Edison Co.	3.850%	3/15/52	195	158
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	980	874
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	76	62
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	50	42
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	570	405
	Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	292	332
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	2,640	2,382
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	715	622
	Consumers Energy Co.	4.200%	9/1/52	555	489
	Dominion Energy Inc.	3.375%	4/1/30	178	164
	Dominion Energy Inc.	5.375%	11/15/32	1,950	2,000
	Dominion Energy Inc.	5.250%	8/1/33	1,000	1,016
	Dominion Energy Inc.	4.600%	3/15/49	760	670
	Dominion Energy Inc.	4.850%	8/15/52	2,852	2,633
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	138	156
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	44	46
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	95	97
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	202	185
	Duke Energy Carolinas LLC	4.950%	1/15/33	148	151
	Duke Energy Carolinas LLC	6.100%	6/1/37	493	530
	Duke Energy Carolinas LLC	3.700%	12/1/47	470	370
	Duke Energy Carolinas LLC	5.350%	1/15/53	1,075	1,103
	Duke Energy Corp.	2.650%	9/1/26	315	299
	Duke Energy Corp.	3.400%	6/15/29	350	329
	Duke Energy Corp.	3.300%	6/15/41	945	725
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,099
	Duke Energy Corp.	3.750%	9/1/46	265	205
	Duke Energy Corp.	4.200%	6/15/49	525	431
	Duke Energy Corp.	3.500%	6/15/51	990	729
	Duke Energy Corp.	5.000%	8/15/52	1,298	1,214
	Duke Energy Florida LLC	6.350%	9/15/37	200	222
	Duke Energy Florida LLC	5.950%	11/15/52	155	170
	Duke Energy Progress LLC	6.300%	4/1/38	365	403
	Duke Energy Progress LLC	4.100%	3/15/43	118	101
	Duke Energy Progress LLC	4.200%	8/15/45	2,045	1,751
	Duke Energy Progress LLC	2.500%	8/15/50	70	44
	Duke Energy Progress LLC	2.900%	8/15/51	70	47
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	1,010	822
[5]	East Ohio Gas Co.	2.000%	6/15/30	325	270
[5]	East Ohio Gas Co.	3.000%	6/15/50	475	307
	Edison International	5.250%	11/15/28	708	713
	Emera US Finance LP	3.550%	6/15/26	716	689
	Entergy Louisiana LLC	3.120%	9/1/27	410	387
	Evergy Inc.	2.450%	9/15/24	425	415
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Evergy Kansas Central Inc.	3.250%	9/1/49	630	446
	Evergy Metro Inc.	2.250%	6/1/30	205	175
	Evergy Metro Inc.	4.200%	3/15/48	137	116
	Eversource Energy	2.900%	10/1/24	690	676
	Eversource Energy	3.150%	1/15/25	110	107
	Eversource Energy	3.300%	1/15/28	400	379
	Eversource Energy	5.450%	3/1/28	765	787
	Eversource Energy	3.375%	3/1/32	70	62
	Eversource Energy	5.125%	5/15/33	360	362
	Exelon Corp.	3.350%	3/15/32	540	483
	Florida Power & Light Co.	5.050%	4/1/28	340	348
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,054
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,015
	Florida Power & Light Co.	5.950%	2/1/38	785	858
	Florida Power & Light Co.	5.690%	3/1/40	675	729
	Florida Power & Light Co.	3.700%	12/1/47	368	298
	Florida Power & Light Co.	5.300%	4/1/53	535	561
	Fortis Inc.	3.055%	10/4/26	1,195	1,135
	Georgia Power Co.	4.700%	5/15/32	655	652
	Georgia Power Co.	4.950%	5/17/33	635	642
	Georgia Power Co.	5.400%	6/1/40	205	200
	Georgia Power Co.	4.750%	9/1/40	988	921
	Georgia Power Co.	4.300%	3/15/42	1,076	954
	Georgia Power Co.	3.700%	1/30/50	170	135
	Georgia Power Co.	5.125%	5/15/52	710	704
	Indiana Michigan Power Co.	4.250%	8/15/48	415	349
[5]	ITC Holdings Corp.	4.950%	9/22/27	60	60
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	670	624
[5]	Massachusetts Electric Co.	5.900%	11/15/39	585	596
[5]	Metropolitan Edison Co.	5.200%	4/1/28	60	60
[5]	Metropolitan Edison Co.	4.300%	1/15/29	249	241
	MidAmerican Energy Co.	4.400%	10/15/44	15	13
	MidAmerican Energy Co.	4.250%	5/1/46	45	39
	MidAmerican Energy Co.	4.250%	7/15/49	165	144
	MidAmerican Energy Co.	3.150%	4/15/50	1,166	838
[5]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	220	213
[5]	Monongahela Power Co.	5.400%	12/15/43	135	132
	Nevada Power Co.	3.125%	8/1/50	305	211
	NextEra Energy Capital Holdings Inc.	6.051%	3/1/25	390	394
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	415	419
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	880	848
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	670	595
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	390	369
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	590	530
[5]	Niagara Mohawk Power Corp.	4.278%	12/15/28	1,000	957
[5]	Niagara Mohawk Power Corp.	3.025%	6/27/50	540	353
	NiSource Inc.	5.250%	2/15/43	390	379
	NiSource Inc.	4.800%	2/15/44	255	234
	NiSource Inc.	5.000%	6/15/52	2,036	1,906
	Northern States Power Co.	2.250%	4/1/31	145	124
	Northern States Power Co.	6.250%	6/1/36	2,000	2,212
[2,5]	Oglethorpe Power Corp.	6.191%	1/1/31	1,065	1,082
	Oglethorpe Power Corp.	5.950%	11/1/39	170	174
	Oglethorpe Power Corp.	4.550%	6/1/44	50	42
	Oglethorpe Power Corp.	4.250%	4/1/46	537	426
	Oglethorpe Power Corp.	4.500%	4/1/47	115	98
	Oglethorpe Power Corp.	5.050%	10/1/48	65	60
	Oncor Electric Delivery Co. LLC	4.150%	6/1/32	150	145
	Oncor Electric Delivery Co. LLC	4.550%	9/15/32	414	410
[5]	Oncor Electric Delivery Co. LLC	5.650%	11/15/33	2,025	2,160
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	70
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	355	234
	Oncor Electric Delivery Co. LLC	4.600%	6/1/52	670	624

16

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oncor Electric Delivery Co. LLC	4.950%	9/15/52	294	289
	Pacific Gas and Electric Co.	6.150%	1/15/33	603	625
	Pacific Gas and Electric Co.	6.400%	6/15/33	495	521
	Pacific Gas and Electric Co.	6.950%	3/15/34	1,110	1,222
	Pacific Gas and Electric Co.	4.500%	7/1/40	926	783
	Pacific Gas and Electric Co.	6.750%	1/15/53	401	437
	Pacific Gas and Electric Co.	6.700%	4/1/53	882	960
	PECO Energy Co.	4.600%	5/15/52	280	263
[5]	Pennsylvania Electric Co.	5.150%	3/30/26	30	30
[2]	PG&E Energy Recovery Funding LLC	2.280%	1/15/38	109	85
[2]	PG&E Energy Recovery Funding LLC	2.822%	7/15/48	494	359
	PG&E Wildfire Recovery Funding LLC	5.212%	12/1/49	720	727
	PG&E Wildfire Recovery Funding LLC	5.099%	6/1/54	685	686
	Piedmont Natural Gas Co. Inc.	5.050%	5/15/52	260	243
	Potomac Electric Power Co.	6.500%	11/15/37	750	859
	PPL Electric Utilities Corp.	5.250%	5/15/53	180	186
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	617
	San Diego Gas & Electric Co.	1.700%	10/1/30	145	120
	San Diego Gas & Electric Co.	3.750%	6/1/47	160	129
	San Diego Gas & Electric Co.	4.150%	5/15/48	545	466
	San Diego Gas & Electric Co.	2.950%	8/15/51	21	15
	San Diego Gas & Electric Co.	3.700%	3/15/52	790	613
	San Diego Gas & Electric Co.	5.350%	4/1/53	1,220	1,239
[2]	SCE Recovery Funding LLC	0.861%	11/15/33	239	204
	SCE Recovery Funding LLC	1.942%	5/15/40	110	83
	SCE Recovery Funding LLC	2.510%	11/15/43	100	69
	Sempra	3.250%	6/15/27	4,095	3,883
	Sempra	6.000%	10/15/39	600	632
	Sierra Pacific Power Co.	2.600%	5/1/26	221	210
	Southern California Edison Co.	3.700%	8/1/25	90	88
	Southern California Edison Co.	5.950%	11/1/32	620	666
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,100
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,263
	Southern California Edison Co.	6.050%	3/15/39	55	58
	Southern California Edison Co.	4.650%	10/1/43	100	91
	Southern California Edison Co.	4.000%	4/1/47	195	160
	Southern California Edison Co.	4.125%	3/1/48	645	544
	Southern California Edison Co.	4.875%	3/1/49	87	80
	Southern California Edison Co.	3.650%	2/1/50	155	120
	Southern California Edison Co.	5.700%	3/1/53	210	221
	Southern California Edison Co.	5.875%	12/1/53	350	378
	Southern California Gas Co.	2.600%	6/15/26	820	782
	Southern California Gas Co.	6.350%	11/15/52	250	286
	Southern Co.	4.400%	7/1/46	755	666
	Southern Co. Gas Capital Corp.	5.750%	9/15/33	165	173
	Southwest Gas Corp.	2.200%	6/15/30	230	195
	Southwestern Electric Power Co.	6.200%	3/15/40	400	425
	Southwestern Public Service Co.	3.700%	8/15/47	102	78
[5]	Texas Electric Market Stabilization Funding N LLC	4.966%	2/1/44	1,120	1,100
[5]	Texas Electric Market Stabilization Funding N LLC	5.057%	8/1/48	535	525
[5]	Texas Electric Market Stabilization Funding N LLC	5.167%	2/1/52	500	503
	Tucson Electric Power Co.	5.500%	4/15/53	210	214
	Union Electric Co.	4.000%	4/1/48	423	349
	Union Electric Co.	3.900%	4/1/52	245	202
	Union Electric Co.	5.450%	3/15/53	250	258
	Virginia Electric and Power Co.	3.500%	3/15/27	435	420
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	731
					105,269
Total Corporate Bonds (Cost $787,802)					739,472
Sovereign Bonds (0.2%)
[5]	Emirate of Abu Dhabi	4.951%	7/7/52	390	383
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Government of Bermuda	2.375%	8/20/30	400	342
[5]	Government of Bermuda	3.375%	8/20/50	200	140
	International Bank for Reconstruction & Development	4.750%	2/15/35	2,000	2,085
[5]	Kingdom of Saudi Arabia	5.000%	1/18/53	1,230	1,157
[5]	OMERS Finance Trust	4.000%	4/20/28	560	551
	Republic of Chile	2.550%	7/27/33	1,085	896
	Republic of Chile	3.500%	1/31/34	545	486
	Republic of Chile	3.500%	4/15/53	575	434
[5]	State of Qatar	4.400%	4/16/50	430	396
	United Mexican States	6.338%	5/4/53	737	752
Total Sovereign Bonds (Cost $8,045)					7,622
Taxable Municipal Bonds (1.6%)
	Alabama Federal Aid Highway Finance Authority Government Fund/Grant Revenue	2.650%	9/1/37	160	126
	Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	580	677
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	60	70
	Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	820	1,038
	Broward County FL Airport System Port, Airport & Marina Revenue	3.477%	10/1/43	300	249
	California GO	7.500%	4/1/34	155	188
	California GO	7.350%	11/1/39	1,550	1,883
	California Health Facilities Financing Authority Intergovernmental Agreement Revenue	4.190%	6/1/37	120	111
	California State University College & University Revenue	2.719%	11/1/52	350	243
	California State University College & University Revenue	2.939%	11/1/52	445	316
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	1,679	1,918
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	776	883
	Chicago Transit Authority Sales Tax Receipts Fund Sales Tax Revenue	6.200%	12/1/40	550	597
	Commonwealth of Massachusetts GO	2.514%	7/1/41	270	201
	Commonwealth of Massachusetts Miscellaneous Taxes Revenue	4.110%	7/15/31	429	426
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	3.089%	11/1/40	220	176
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	2.843%	11/1/46	515	388
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	4.087%	11/1/51	75	66
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	4.507%	11/1/51	535	499
[7]	Foothill-Eastern Transportation Corridor Agency Highway Revenue	3.924%	1/15/53	345	276
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	2,006	2,289
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	2.746%	6/1/34	70	59
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.293%	6/1/42	130	101

17

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	260	237
	Grand Parkway Transportation Corp. Highway Revenue	5.184%	10/1/42	140	143
	Grand Parkway Transportation Corp. Highway Revenue	3.236%	10/1/52	930	699
	Houston TX GO	6.290%	3/1/32	315	335
	Illinois GO	5.100%	6/1/33	6,135	6,070
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	750	824
	Jobs ohio Beverage System Economic Development Revenue	4.433%	1/1/33	345	342
	JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	160	130
[8]	Kansas Development Finance Authority Appropriations Revenue	2.774%	5/1/51	390	277
[7]	Kansas Development Finance Authority Lease (Appropriation) Revenue	5.501%	5/1/34	2,000	2,085
	Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	545	592
	Massachusetts School Building Authority Sales Tax Revenue	1.753%	8/15/30	890	765
	Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	1,000	1,061
	Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	475	404
	Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	650	477
	Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	710	550
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	445	487
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	325	403
	Metropolitan Transportation Authority Transit Revenue	6.200%	11/15/26	40	41
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	785	870
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	910	887
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	295	257
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	410	511
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	490	427
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	275	230
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	450	345
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	465	574
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	655	709
[7]	Oregon School Boards Association GO	5.528%	6/30/28	1,716	1,741
[8]	Oregon State University College & University Revenue	3.424%	3/1/60	1,000	761
[9]	Philadelphia Authority for Industrial Development Miscellaneous Revenue	6.550%	10/15/28	1,945	2,072
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.859%	12/1/24	65	65
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.072%	7/15/53	1,035	1,072
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	485	340
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	1,175	1,072
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	640	622
Riverside CA General Fund Revenue	3.857%	6/1/45	260	222
Riverside County CA Appropriations Revenue	3.818%	2/15/38	290	264
Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	350	283
Sales Tax Securitization Corp. Intergovernmental Agreement Revenue	3.238%	1/1/42	1,000	805
State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	925	838
Texas Natural Gas Securitization Finance Corp. Natural Gas Revenue	5.102%	4/1/35	420	428
Texas Natural Gas Securitization Finance Corp. Natural Gas Revenue	5.169%	4/1/41	615	636
Texas Transportation Commission GO	2.562%	4/1/42	235	179
Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	395	381
University of California College & University Revenue	1.316%	5/15/27	385	349
University of California College & University Revenue	1.614%	5/15/30	645	545
University of California College & University Revenue	4.765%	5/15/44	145	143
University of California College & University Revenue	3.931%	5/15/45	570	521
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.132%	5/15/32	465	446
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	80	93
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	695	813
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	450	319
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/53	1,350	1,260
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.256%	5/15/60	780	554
University of Michigan College & University Revenue	2.562%	4/1/50	997	676
University of Michigan College & University Revenue	3.504%	4/1/52	210	173

18

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of Minnesota College & University Revenue	4.048%	4/1/52	840	757
Total Taxable Municipal Bonds (Cost $56,358)					51,942
				Shares
Temporary Cash Investments (1.3%)
Money Market Fund (0.0%)
[10]	Vanguard Market Liquidity Fund	5.435%		117	12
				Face Amount ($000)
Repurchase Agreement (1.3%)
	NatWest Markets plc (Dated 12/29/23, Repurchase Value $43,326,000, collateralized by U.S. Treasury Note/Bond 1.625%, 8/15/29, with a value of $44,166,000)	5.310%	1/2/24	43,300	43,300
Total Temporary Cash Investments (Cost $43,312)					43,312
Total Investments (99.7%) (Cost $2,806,343)					3,251,675
Other Assets and Liabilities—Net (0.3%)					8,680
Net Assets (100%)					3,260,355
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Securities with a value of $123,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2023.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate value was $199,952,000, representing 6.1% of net assets.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
8	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
9	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
DAC—Designated Activity Company.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
UMBS—Uniform Mortgage-Backed Securities.
19

Balanced Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2024	(35)	(4,131)	(142)

See accompanying Notes, which are an integral part of the Financial Statements.
20

Balanced Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,806,331)	3,251,663
Affiliated Issuers (Cost $12)	12
Total Investments in Securities	3,251,675
Investment in Vanguard	104
Cash	16
Foreign Currency, at Value (Cost $392)	395
Receivables for Investment Securities Sold	5,770
Receivables for Accrued Income	14,104
Receivables for Capital Shares Issued	197
Variation Margin Receivable—Futures Contracts	3
Total Assets	3,272,264
Liabilities
Payables for Investment Securities Purchased	8,003
Payables to Investment Advisor	395
Payables for Capital Shares Redeemed	3,167
Payables to Vanguard	344
Total Liabilities	11,909
Net Assets	3,260,355
At December 31, 2023, net assets consisted of:

Paid-in Capital	2,574,891
Total Distributable Earnings (Loss)	685,464
Net Assets	3,260,355

Net Assets
Applicable to 139,984,429 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,260,355
Net Asset Value Per Share	$23.29

See accompanying Notes, which are an integral part of the Financial Statements.
21

Balanced Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	37,876
Interest	43,267
Securities Lending—Net	1
Total Income	81,144
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,607
Performance Adjustment	(38)
The Vanguard Group—Note C
Management and Administrative	4,730
Marketing and Distribution	153
Custodian Fees	29
Auditing Fees	30
Shareholders’ Reports	80
Trustees’ Fees and Expenses	2
Other Expenses	52
Total Expenses	6,645
Expenses Paid Indirectly	(9)
Net Expenses	6,636
Net Investment Income	74,508
Realized Net Gain (Loss)
Investment Securities Sold	171,809
Futures Contracts	158
Swap Contracts	(137)
Foreign Currencies	73
Realized Net Gain (Loss)	171,903
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	176,264
Futures Contracts	(272)
Foreign Currencies	139
Change in Unrealized Appreciation (Depreciation)	176,131
Net Increase (Decrease) in Net Assets Resulting from Operations	422,542
1	Dividends are net of foreign withholding taxes of $(29,000).
2	Change in unrealized appreciation (depreciation) from an affiliated company of the portfolio is $1,000. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,508	66,357
Realized Net Gain (Loss)	171,903	127,923
Change in Unrealized Appreciation (Depreciation)	176,131	(727,150)
Net Increase (Decrease) in Net Assets Resulting from Operations	422,542	(532,870)
Distributions
Total Distributions	(195,416)	(375,204)
Capital Share Transactions
Issued	180,021	313,136
Issued in Lieu of Cash Distributions	195,416	375,204
Redeemed	(484,124)	(425,731)
Net Increase (Decrease) from Capital Share Transactions	(108,687)	262,609
Total Increase (Decrease)	118,439	(645,465)
Net Assets
Beginning of Period	3,141,916	3,787,381
End of Period	3,260,355	3,141,916

See accompanying Notes, which are an integral part of the Financial Statements.
22

Balanced Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.72	$28.41	$25.68	$24.94	$22.20
Investment Operations
Net Investment Income[1]	.518	.471	.468	.526	.623
Net Realized and Unrealized Gain (Loss) on Investments	2.415	(4.277)	4.137	1.692	4.105
Total from Investment Operations	2.933	(3.806)	4.605	2.218	4.728
Distributions
Dividends from Net Investment Income	(.464)	(.480)	(.497)	(.666)	(.660)
Distributions from Realized Capital Gains	(.899)	(2.404)	(1.378)	(.812)	(1.328)
Total Distributions	(1.363)	(2.884)	(1.875)	(1.478)	(1.988)
Net Asset Value, End of Period	$23.29	$21.72	$28.41	$25.68	$24.94
Total Return	14.33%	-14.30%	19.02%	10.68%	22.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,260	$3,142	$3,787	$3,346	$3,267
Ratio of Total Expenses to Average Net Assets[2]	0.21%[3]	0.21%[3]	0.20%	0.20%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.37%	2.05%	1.76%	2.24%	2.68%
Portfolio Turnover Rate[4]	40%	40%	33%	49%	29%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.00%), 0.00%, (0.01%), (0.01%), and (0.00%).
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.21%.
4	Includes 1%, 7%, 1%, 3%, and 8%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
23

Balanced Portfolio
Notes to Financial Statements
The Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously
24

Balanced Portfolio
agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
6. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each
25

Balanced Portfolio
contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended December 31, 2023, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open credit default swap contracts at December 31, 2023.
8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays
26

Balanced Portfolio
and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.	Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended December 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.05% of the portfolio’s average net assets, before a net decrease of $38,000 (0.00%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative,
27

Balanced Portfolio
marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $104,000, representing less than 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2023, these arrangements reduced the portfolio’s management and administrative expenses by $3,000 and custodian fees by $6,000. The total expense reduction represented an effective annual rate of less than 0.01% of the portfolio’s average net assets.
E.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,945,909	167,812	—	2,113,721
U.S. Government and Agency Obligations	—	263,871	—	263,871
Asset-Backed/Commercial Mortgage-Backed Securities	—	31,735	—	31,735
Corporate Bonds	—	739,472	—	739,472
Sovereign Bonds	—	7,622	—	7,622
Taxable Municipal Bonds	—	51,942	—	51,942
Temporary Cash Investments	12	43,300	—	43,312
Total	1,945,921	1,305,754	—	3,251,675
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	142	—	—	142
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At December 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation—Futures Contracts[1]	142	—	142
Total Liabilities	142	—	142
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
28

Balanced Portfolio
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	158	—	158
Swap Contracts	—	(137)	(137)
Realized Net Gain (Loss) on Derivatives	158	(137)	21
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(272)	—	(272)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(272)	—	(272)
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	82,020
Undistributed Long-Term Gains	159,288
Net Unrealized Gains (Losses)	444,156
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	685,464
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	66,515	102,569
Long-Term Capital Gains	128,901	272,635
Total	195,416	375,204
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,807,707
Gross Unrealized Appreciation	588,229
Gross Unrealized Depreciation	(144,261)
Net Unrealized Appreciation (Depreciation)	443,968
H.	During the year ended December 31, 2023, the portfolio purchased $843,938,000 of investment securities and sold $1,083,345,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $396,557,000 and $410,217,000, respectively.
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Balanced Portfolio
I.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	8,261	13,936
Issued in Lieu of Cash Distributions	9,486	15,732
Redeemed	(22,408)	(18,314)
Net Increase (Decrease) in Shares Outstanding	(4,661)	11,354
J.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 65% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
K.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
30

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
31

Tax information (unaudited)
For corporate shareholders, 31.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $6,650,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $128,901,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 60.4%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
32

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Variable Insurance Funds Balanced Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the portfolio’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term; it also took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio managers leverage tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the portfolio, the advisor employs a bottom-up, fundamental research approach focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the portfolio, the advisor focuses on investment-grade corporate bonds. The firm has advised the portfolio since its inception in 1991.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the portfolio’s expense ratio was below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
33

"Bloomberg®" and Bloomberg U.S. Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Balanced Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Balanced Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Balanced Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Credit A or Better Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Balanced Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Balanced Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Credit A or Better Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Balanced Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Balanced Portfolio customers, in connection with the administration, marketing or trading of the Balanced Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE BALANCED PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE BALANCED PORTFOLIO OR BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690B 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Capital Growth Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
Advisor's Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Trustees Approve Advisory Arrangement	17
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered robust returns for the 12 months ended December 31, 2023. The Capital Growth Portfolio returned 27.98%, outpacing its benchmark, the Standard & Poor’s 500 Index, which returned 26.29%.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, stocks and bonds rallied worldwide as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	The portfolio’s outperformance stemmed mostly from investing less than the index in certain industry sectors that lagged—notably, consumer staples—and from strong security selection, especially in health care. The portfolio’s holdings in consumer discretionary, technology, and communication services companies underperformed.
•	For the 10 years ended December 31, 2023, the portfolio produced an average annual return of 12.85%, ahead of the 12.03% return of the S&P 500 Index. Over the course of the decade, the portfolio’s edge compounded to more than 23 percentage points of cumulative outperformance (+235.05% versus +211.49%).
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

Advisor’s Report
For the 12 months ended December 31, 2023, the Capital Growth Portfolio returned 27.98%, exceeding the 26.29% return of its benchmark, the unmanaged S&P 500 Index. Relative to the S&P 500, favorable stock selection more than offset unfavorable sector allocation.
Investment environment
2023 featured a resurgent equity market. The S&P 500’s robust rebound fully retraced the –18% return from the prior year. Large-capitalization growth stocks, as measured by the Russell 1000 Growth Index, were particularly strong, bouncing 43% after a –29% return in 2022. Market optimism in a soft economic landing, coupled with particular enthusiasm for the promise of artificial intelligence (AI), pushed equities higher—and this despite some notable headwinds in the economic landscape.
The Federal Reserve continued its aggressive tightening campaign, executing 11 rate hikes totaling 525 basis points (5.25 percentage points) in just over a year. The relentless rise in rates sparked a regional banking crisis in March, starting with Silicon Valley Bank’s overnight collapse. While that contagion was contained, rising yields applied increasing pressure to a variety of rate-sensitive industries.
Nonetheless, a still-tight labor market supported the underlying economy’s continued resilience. The unemployment rate remained below 4% and job growth sustained at a solid pace. Consumers thus continued to spend reliably, and this consistent strength in personal consumption expenditures translated to steady real GDP growth. Meanwhile, inflation moderated to roughly 3%; core CPI remained above target but trended lower. These data largely reinforced the market’s conviction in a soft landing.
Information technology (+61%), communication services (+56%), and consumer discretionary (+43%) were the standout sectors in a comeback year for Big Tech. Indeed, the newly minted
“Magnificent Seven” of NVIDIA (+239%), Meta (+194%), Tesla (+101%), Amazon (+81%), Alphabet (+59%), Microsoft (+58%), and Apple (+49%) fueled the market return and now comprise nearly 30% of the S&P 500’s total market value, an unprecedented concentration. Elsewhere, defensive sectors including utilities (–7%), consumer staples (+1%), and health care (+2%) underperformed, while the energy sector (–1%) also lagged as oil prices slid by more than 10%.
Outlook for U.S. equities
Given the market’s strength, the S&P 500 Index’s valuation (19.6x forward P/E, or a market price of $19.60 for every $1 of earnings expected in the coming 12 months) has again swelled well above historical norms; the 20-year average is 15.6x. And this lofty valuation incorporates consensus estimates of 11% earnings growth in 2024, an acceleration that presumes a cooperative macroeconomic environment. The 10-year U.S. Treasury yield finished the period at 3.8%, similar to year-ago levels, after peaking near 5% in October. While the Federal Reserve expects to cut interest rates three times in 2024, financial conditions are unlikely to become especially accommodative, suggesting limited justification for today’s elevated forward multiple. These metrics warrant a more cautious outlook.
Portfolio update
We maintained large overweight positions in health care and industrials stocks; these sectors comprised 44% of average portfolio assets compared to their 22% combined weighting in the S&P 500. The portfolio was roughly equal weight to its benchmark in consumer discretionary and information technology. We maintained underweight positions in all other sectors, including consumer staples, communication services, energy, financials, materials, real estate, and utilities.
Sector allocation was unfavorable. Our significant health care overweight position proved detrimental, as did an underweight position in communication services and a modest cash position. Underweight positions in consumer staples, utilities, energy, and financials provided a partial offset.
Favorable stock selection was concentrated in the health care sector, most notably the portfolio’s largest position, Eli Lilly (+61%), whose blockbuster diabetes drug, tirzepatide, was additionally approved for chronic weight management. Industrials was another bright spot, as FedEx (+49%) rebounded following a difficult multiyear stretch, offsetting weakness in Southwest Airlines (–12%). Elsewhere, limited exposure to several Magnificent Seven constituents weighed on selection results despite strength from key portfolio holdings. Within information technology, Intel (+95%), Adobe (+77%), Micron (+72%), and KLA (+56%) were unable to offset NVIDIA, Microsoft, and Apple. Similarly, within consumer discretionary, Royal Caribbean (+162%) and Tesla (+102%) were overshadowed by Amazon. And within communication services, the portfolio’s underweight position in Meta created a sizable headwind.
Advisor perspectives
Market leadership of late has again been heavily concentrated in Big Tech, a stark contrast to last year’s sell-off, when large-capitalization growth stocks underperformed. A substantial breakthrough in generative AI explained some of Big Tech’s comeback, but so has a belief that a more auspicious interest rate dynamic is just around the corner.
We tend not to obsess about interest rates per se. Our preference for other stocks—the portfolio is meaningfully underweight the Magnificent Seven in aggregate—reflects bottom-up, fundamental investment theses untethered to a particular rate environment. The portfolio’s largest holding, Eli Lilly, is a prime example.
Not long ago, glucagon-like peptide-1 receptor agonists, or GLP-1s, were a relatively obscure drug class primarily
2

used to treat diabetes. Novo Nordisk’s Victoza launched in 2010, followed by Lilly’s Trulicity in 2014. These GLP-1 therapies and their next-generation derivatives work by lowering blood sugar levels and thus help resolve a diabetic deficiency. But they also induce weight loss, at least in part by signaling satiety to the hypothalamus. First Novo and then Lilly thus pivoted to an obesity indication, with Novo’s Wegovy (a version of its Ozempic product) achieving FDA approval for obesity in 2021 and, in something of a Trulicity echo, Lilly’s tirzepatide drug (which uses the brand name Mounjaro for diabetes and Zepbound for obesity) recently achieving the same milestone.
Today, GLP-1s are no longer just another drug class. Most drugs aim to transform a patient’s life; GLP-1s may transform the entire economy. Obesity is an intractable public health problem, a crisis with expansive ramifications. There are roughly 100 million obese adults in the United States alone; rationalizing our collective appetite should drive better health outcomes, which would have first-order consequences for adjacent medical fields. But such massive behavioral change would also bend the country’s food spend lower. And if, as some project, GLP-1-induced satiety softens impulses more broadly, this drug class could disrupt overall consumption in countless ways.
The portfolio was already invested in Lilly as these developments unfolded. Our Lilly thesis consisted of many elements, including stellar management, disproportionately high R&D spend supporting best-in-class research, and a uniquely potent pipeline. We were especially eager to underwrite two mammoth pipeline opportunities, donanemab for Alzheimer’s and this next-generation GLP-1 for diabetes/obesity. Both drugs have now cleared their respective clinical hurdles; donanemab awaits full FDA approval, while tirzepatide has won approval for both diabetes (Mounjaro) and obesity (Zepbound). As a combination GLP-1/GIP agonist, tirzepatide is a novel formulation in the GLP-1 class which delivers better efficacy and will be advantaged commercially. The stage is set for tirzepatide to become one of the most successful drugs in pharmaceutical history. Lilly’s earnings could quadruple or more by decade-end.
Lilly’s story has been a staggering success. Of note, the portfolio holds dozens of other not-yet-magnificent stocks with enormous upside potential whose fundamental trajectories today may resemble Lilly’s a decade ago. Of course, many will not fully realize this potential—such outcomes are exceedingly rare—but the portfolio is biased toward such differentiated opportunities.
Conclusion
The market is awash in powerful crosscurrents. 2023’s once-inevitable recession never arrived, as the Fed has managed to trim inflation without stalling the economic engine. Worrisome indicators—like an inverted yield curve and declining money supply—have thus far not been predictive, even if our qualitative assessment of the economy skews negative and our outlook leans cautious. But we still own companies whose fundamentals, like those of Eli Lilly, can evolve much better than the market anticipates. And we still prefer such stocks to the Magnificent Seven, where expectations are perhaps unsustainably high.
PRIMECAP Management Company
January 10, 2024
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Capital Growth Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,094.60	$1.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Capital Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Capital Growth Portfolio	27.98%	14.33%	12.85%	$33,505
S&P 500 Index	26.29	15.69	12.03	31,149
See Financial Highlights for dividend and capital gains information.
5

Capital Growth Portfolio
Portfolio Allocation
As of December 31, 2023
Communication Services	5.5%
Consumer Discretionary	10.7
Consumer Staples	0.2
Energy	2.1
Financials	6.6
Health Care	31.3
Industrials	12.6
Information Technology	29.7
Materials	1.3
The table reflects the portfolio’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Capital Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.5%)
Communication Services (5.2%)
*	Alphabet Inc. Class A	287,000	40,091
*	Alphabet Inc. Class C	167,400	23,592
*	Baidu Inc. ADR	125,600	14,958
	Walt Disney Co.	111,300	10,049
*	Meta Platforms Inc. Class A	6,100	2,159
*	Charter Communications Inc. Class A	5,400	2,099
			92,948
Consumer Discretionary (10.2%)
*	Tesla Inc.	147,400	36,626
	Sony Group Corp. ADR	322,400	30,528
	Ross Stores Inc.	182,800	25,298
	Alibaba Group Holding Ltd. ADR	233,100	18,068
	TJX Cos. Inc.	192,500	18,058
*	Amazon.com Inc.	82,800	12,581
*	Mattel Inc.	615,200	11,615
	Whirlpool Corp.	70,900	8,633
*	Royal Caribbean Cruises Ltd.	62,900	8,145
	Bath & Body Works Inc.	91,100	3,932
*	Flutter Entertainment plc (XDUB)	11,100	1,970
	Marriott International Inc. Class A	8,400	1,894
	Hilton Worldwide Holdings Inc.	10,000	1,821
	Restaurant Brands International Inc.	20,000	1,563
	eBay Inc.	35,400	1,544
			182,276
Consumer Staples (0.2%)
*	Dollar Tree Inc.	14,800	2,102
	Sysco Corp.	22,900	1,675
			3,777
Energy (2.0%)
	Hess Corp.	124,400	17,933
	Pioneer Natural Resources Co.	53,800	12,099
	EOG Resources Inc.	32,700	3,955
*	Transocean Ltd. (XNYS)	278,100	1,766
			35,753
Financials (6.3%)
	Wells Fargo & Co.	684,100	33,671
	JPMorgan Chase & Co.	90,000	15,309
	Marsh & McLennan Cos. Inc.	73,900	14,002
	Visa Inc. Class A	51,800	13,486
	Raymond James Financial Inc.	96,350	10,743
	Bank of America Corp.	212,200	7,145
	Progressive Corp.	21,100	3,361
	Charles Schwab Corp.	44,200	3,041
	Fidelity National Information Services Inc.	49,000	2,943
	Mastercard Inc. Class A	4,700	2,004
	Northern Trust Corp.	22,300	1,882
	CME Group Inc.	8,500	1,790
		Shares	Market Value• ($000)
	Citigroup Inc.	31,700	1,631
*	PayPal Holdings Inc.	24,000	1,474
			112,482
Health Care (29.9%)
	Eli Lilly & Co.	330,771	192,813
	Amgen Inc.	225,171	64,854
*	Biogen Inc.	231,050	59,789
	AstraZeneca plc ADR	639,600	43,077
*	Boston Scientific Corp.	640,902	37,051
	Thermo Fisher Scientific Inc.	44,900	23,832
	Novartis AG ADR	224,450	22,663
*	BioMarin Pharmaceutical Inc.	166,900	16,093
	Bristol-Myers Squibb Co.	279,900	14,362
	Roche Holding AG	40,007	11,630
	GSK plc ADR	213,400	7,909
	Abbott Laboratories	63,900	7,033
*	BeiGene Ltd. ADR	34,000	6,132
	Zimmer Biomet Holdings Inc.	45,500	5,537
*	Elanco Animal Health Inc. (XNYS)	340,416	5,072
	CVS Health Corp.	62,400	4,927
	Agilent Technologies Inc.	20,000	2,781
	Medtronic plc	31,300	2,578
	Stryker Corp.	8,400	2,515
*	IQVIA Holdings Inc.	10,200	2,360
*	Sandoz Group AG	44,890	1,444
			534,452
Industrials (12.0%)
	FedEx Corp.	211,300	53,453
	Siemens AG (Registered)	190,334	35,708
	Southwest Airlines Co.	646,650	18,675
	Airbus SE	92,654	14,314
*	United Airlines Holdings Inc.	309,900	12,787
	Caterpillar Inc.	40,900	12,093
	Union Pacific Corp.	41,900	10,292
	Delta Air Lines Inc.	254,800	10,251
	TransDigm Group Inc.	7,450	7,536
*	American Airlines Group Inc.	535,000	7,351
	United Parcel Service Inc. Class B (XNYS)	45,650	7,178
	Textron Inc.	77,100	6,200
	Carrier Global Corp.	73,800	4,240
*	Alaska Air Group Inc.	108,100	4,223
	General Dynamics Corp.	10,700	2,778
	CSX Corp.	77,700	2,694
	JB Hunt Transport Services Inc.	12,100	2,417
	Otis Worldwide Corp.	21,250	1,901
			214,091
Information Technology (28.4%)
*	Adobe Inc.	107,000	63,836
	Microsoft Corp.	155,200	58,361
	Intel Corp.	1,153,200	57,948
	KLA Corp.	89,800	52,201
	Micron Technology Inc.	572,700	48,874
	Texas Instruments Inc.	271,800	46,331
	Oracle Corp.	219,200	23,110
	NVIDIA Corp.	43,300	21,443
		Shares	Market Value• ($000)
	Intuit Inc.	32,300	20,188
	NetApp Inc.	207,800	18,320
*	Splunk Inc.	88,300	13,452
	Analog Devices Inc.	65,600	13,026
	QUALCOMM Inc.	88,000	12,727
	HP Inc.	362,350	10,903
	Hewlett Packard Enterprise Co.	466,950	7,929
	Apple Inc.	37,800	7,278
	Telefonaktiebolaget LM Ericsson ADR	1,085,700	6,840
	Entegris Inc.	51,300	6,147
	Cisco Systems Inc.	117,600	5,941
	Applied Materials Inc.	31,800	5,154
	Corning Inc.	96,250	2,931
*	Palo Alto Networks Inc.	7,800	2,300
*	Autodesk Inc.	5,900	1,437
*	BlackBerry Ltd.	148,000	524
			507,201
Materials (1.3%)
	Albemarle Corp.	49,200	7,108
	Glencore plc	702,066	4,220
	DuPont de Nemours Inc.	38,566	2,967
	Freeport-McMoRan Inc.	65,500	2,788
	Linde plc	6,300	2,588
	Corteva Inc.	30,700	1,471
	Dow Inc.	18,066	991
			22,133
Total Common Stocks (Cost $939,890)			1,705,113
Temporary Cash Investments (4.5%)
Money Market Fund (4.5%)
[1]	Vanguard Market Liquidity Fund, 5.435% (Cost $80,591)	805,955	80,579
Total Investments (100.0%) (Cost $1,020,481)			1,785,692
Other Assets and Liabilities—Net (0.0%)			534
Net Assets (100%)			1,786,226
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Capital Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $939,890)	1,705,113
Affiliated Issuers (Cost $80,591)	80,579
Total Investments in Securities	1,785,692
Investment in Vanguard	57
Cash	99
Receivables for Accrued Income	2,159
Receivables for Capital Shares Issued	29
Total Assets	1,788,036
Liabilities
Payables for Investment Securities Purchased	349
Payables to Investment Advisor	630
Payables for Capital Shares Redeemed	684
Payables to Vanguard	147
Total Liabilities	1,810
Net Assets	1,786,226
At December 31, 2023, net assets consisted of:

Paid-in Capital	961,971
Total Distributable Earnings (Loss)	824,255
Net Assets	1,786,226

Net Assets
Applicable to 38,514,746 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,786,226
Net Asset Value Per Share	$46.38

See accompanying Notes, which are an integral part of the Financial Statements.
8

Capital Growth Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	22,450
Interest[2]	3,353
Securities Lending—Net	4
Total Income	25,807
Expenses
Investment Advisory Fees—Note B	2,389
The Vanguard Group—Note C
Management and Administrative	2,841
Marketing and Distribution	81
Custodian Fees	20
Auditing Fees	28
Shareholders’ Reports	48
Trustees’ Fees and Expenses	1
Other Expenses	9
Total Expenses	5,417
Net Investment Income	20,390
Realized Net Gain (Loss)
Investment Securities Sold[2]	39,428
Foreign Currencies	13
Realized Net Gain (Loss)	39,441
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	331,913
Foreign Currencies	18
Change in Unrealized Appreciation (Depreciation)	331,931
Net Increase (Decrease) in Net Assets Resulting from Operations	391,762
1	Dividends are net of foreign withholding taxes of $424,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $3,353,000, $1,000, $1,000, and ($10,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,390	17,045
Realized Net Gain (Loss)	39,441	80,144
Change in Unrealized Appreciation (Depreciation)	331,931	(365,817)
Net Increase (Decrease) in Net Assets Resulting from Operations	391,762	(268,628)
Distributions
Total Distributions	(96,796)	(157,677)
Capital Share Transactions
Issued	159,337	130,652
Issued in Lieu of Cash Distributions	96,796	157,677
Redeemed	(183,484)	(218,431)
Net Increase (Decrease) from Capital Share Transactions	72,649	69,898
Total Increase (Decrease)	367,615	(356,407)
Net Assets
Beginning of Period	1,418,611	1,775,018
End of Period	1,786,226	1,418,611

See accompanying Notes, which are an integral part of the Financial Statements.
9

Capital Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$38.81	$50.69	$45.21	$40.76	$33.49
Investment Operations
Net Investment Income[1]	.534	.468	.356	.478	.503
Net Realized and Unrealized Gain (Loss) on Investments	9.693	(7.744)	8.959	5.768	8.182
Total from Investment Operations	10.227	(7.276)	9.315	6.246	8.685
Distributions
Dividends from Net Investment Income	(.457)	(.390)	(.480)	(.574)	(.411)
Distributions from Realized Capital Gains	(2.200)	(4.214)	(3.355)	(1.222)	(1.004)
Total Distributions	(2.657)	(4.604)	(3.835)	(1.796)	(1.415)
Net Asset Value, End of Period	$46.38	$38.81	$50.69	$45.21	$40.76
Total Return	27.98%	-15.48%	21.54%	17.47%	26.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,786	$1,419	$1,775	$2,092	$1,976
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.28%	1.13%	0.73%	1.25%	1.37%
Portfolio Turnover Rate	4%	3%	5%[2]	6%	5%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Capital Growth Portfolio
Notes to Financial Statements
The Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
11

Capital Growth Portfolio
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $57,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
12

Capital Growth Portfolio
The following table summarizes the market value of the portfolio’s investments as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,635,827	69,286	—	1,705,113
Temporary Cash Investments	80,579	—	—	80,579
Total	1,716,406	69,286	—	1,785,692
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences, if any, will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	20,279
Undistributed Long-Term Gains	38,736
Net Unrealized Gains (Losses)	765,240
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	824,255
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	16,640	13,352
Long-Term Capital Gains	80,156	144,325
Total	96,796	157,677
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,020,482
Gross Unrealized Appreciation	860,001
Gross Unrealized Depreciation	(94,791)
Net Unrealized Appreciation (Depreciation)	765,210
F.	During the year ended December 31, 2023, the portfolio purchased $59,791,000 of investment securities and sold $80,603,000 of investment securities, other than temporary cash investments.
13

Capital Growth Portfolio
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	3,799	3,146
Issued in Lieu of Cash Distributions	2,584	3,557
Redeemed	(4,418)	(5,169)
Net Increase (Decrease) in Shares Outstanding	1,965	1,534
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 54% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Capital Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
For corporate shareholders, 85.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $1,061,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $80,156,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
16

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Variable Insurance Funds Capital Growth Portfolio has renewed the portfolio’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the portfolio’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable the portfolio managers to invest only in their highest-conviction ideas. PRIMECAP’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. The firm has managed the portfolio since its inception in 2002.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the portfolio’s expense ratio was below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.
The board will consider whether to renew the advisory arrangement again after a one-year period.
17

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690CG 022024

Annual Report  |  December 31, 2023
Vanguard Variable Insurance Funds
Conservative Allocation Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio's Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Conservative Allocation Portfolio returned 12.51%, in line with its benchmark index, the Conservative Allocation Composite Index, after factoring in the portfolio’s expenses.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	The portfolio targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: Vanguard Variable Insurance Funds Total Bond Market Index Portfolio and Equity Index Portfolio and Admiral™ Shares of Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.
•	The Equity Index Portfolio return helped performance the most with a return of 26.11%; the Extended Market Index Fund returned 25.38%. The Total International Stock Index Fund returned 15.52%, the Total International Bond Index Fund 8.83%, and the Total Bond Market Index Portfolio 5.58%.
•	The portfolio recorded an average annual return of 4.84% for the 10 years ended December 31, 2023, in line with its benchmark average of 5.07%.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2023
Conservative Allocation Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,052.10	$0.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Conservative Allocation Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Conservative Allocation Portfolio	12.51%	5.60%	4.84%	$16,047
Conservative Allocation Composite Index	12.71	5.90	5.07	16,399
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
Conservative Allocation Composite Index: Weighted 42% Bloomberg U.S. Aggregate Float Adjusted Index, 24% S&P Total Market Index, 18% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 16% FTSE Global All Cap ex US Index as of April 1, 2017. Weighted 48% Bloomberg U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index through March 31, 2017.
See Financial Highlights for dividend and capital gains information.
3

Conservative Allocation Portfolio
Underlying Vanguard Funds
As of December 31, 2023
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	42.0%
Vanguard Variable Insurance Funds—Equity Index Portfolio	20.5
Vanguard Total International Bond Index Fund Admiral Shares	17.9
Vanguard Total International Stock Index Fund Admiral Shares	16.2
Vanguard Extended Market Index Fund Admiral Shares	3.4
The table reflects the portfolio's investments, except for short-term investments.
4

Conservative Allocation Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.1%)
U.S. Stock Funds (24.0%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,575,871	95,955
Vanguard Extended Market Index Fund Admiral Shares	127,391	15,883
		111,838
International Stock Fund (16.2%)
Vanguard Total International Stock Index Fund Admiral Shares	2,425,597	75,509
U.S. Bond Fund (42.0%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	18,446,777	196,089
International Bond Fund (17.9%)
Vanguard Total International Bond Index Fund Admiral Shares	4,245,664	83,724
Total Investment Companies (Cost $483,186)		467,160
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.435% (Cost $152)	1,517	152
Total Investments (100.1%) (Cost $483,338)		467,312
Other Assets and Liabilities—Net (-0.1%)		(479)
Net Assets (100%)		466,833
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Conservative Allocation Portfolio
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $483,338)	467,312
Receivables for Capital Shares Issued	10
Total Assets	467,322
Liabilities
Payables for Investment Securities Purchased	151
Payables for Capital Shares Redeemed	338
Total Liabilities	489
Net Assets	466,833
At December 31, 2023, net assets consisted of:

Paid-in Capital	460,596
Total Distributable Earnings (Loss)	6,237
Net Assets	466,833

Net Assets
Applicable to 19,102,802 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	466,833
Net Asset Value Per Share	$24.44
See accompanying Notes, which are an integral part of the Financial Statements.
6

Conservative Allocation Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	12,102
Net Investment Income—Note B	12,102
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,991
Affiliated Funds Sold	7,756
Realized Net Gain (Loss)	10,747
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	30,193
Net Increase (Decrease) in Net Assets Resulting from Operations	53,042
See accompanying Notes, which are an integral part of the Financial Statements.
7

Conservative Allocation Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,102	8,847
Realized Net Gain (Loss)	10,747	11,132
Change in Unrealized Appreciation (Depreciation)	30,193	(99,783)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,042	(79,804)
Distributions
Total Distributions	(20,019)	(32,935)
Capital Share Transactions
Issued	59,604	44,556
Issued in Lieu of Cash Distributions	20,019	32,935
Redeemed	(77,509)	(81,774)
Net Increase (Decrease) from Capital Share Transactions	2,114	(4,283)
Total Increase (Decrease)	35,137	(117,022)
Net Assets
Beginning of Period	431,696	548,718
End of Period	466,833	431,696
See accompanying Notes, which are an integral part of the Financial Statements.
8

Conservative Allocation Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.75	$28.60	$28.40	$26.53	$24.02
Investment Operations
Net Investment Income[1]	.626	.456	.613	.499	.660
Capital Gain Distributions Received[1]	.155	.295	.345	.123	.117
Net Realized and Unrealized Gain (Loss) on Investments	1.969	(4.840)	.664	2.266	2.921
Total from Investment Operations	2.750	(4.089)	1.622	2.888	3.698
Distributions
Dividends from Net Investment Income	(.462)	(.639)	(.440)	(.631)	(.585)
Distributions from Realized Capital Gains	(.598)	(1.122)	(.982)	(.387)	(.603)
Total Distributions	(1.060)	(1.761)	(1.422)	(1.018)	(1.188)
Net Asset Value, End of Period	$24.44	$22.75	$28.60	$28.40	$26.53
Total Return	12.51%	-14.90%	5.99%	11.73%	15.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$467	$432	$549	$521	$425
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.71%	1.89%	2.17%	1.90%	2.61%
Portfolio Turnover Rate	13%	10%	12%	27%	10%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Conservative Allocation Portfolio
Notes to Financial Statements
The Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying
10

Conservative Allocation Portfolio
Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the year ended December 31, 2023, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,808
Undistributed Long-Term Gains	10,755
Net Unrealized Gains (Losses)	(16,326)
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	6,237
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	8,814	12,798
Long-Term Capital Gains	11,205	20,137
Total	20,019	32,935
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	483,638
Gross Unrealized Appreciation	26,791
Gross Unrealized Depreciation	(43,117)
Net Unrealized Appreciation (Depreciation)	(16,326)
11

Conservative Allocation Portfolio
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)
Issued	2,588	1,802
Issued in Lieu of Cash Distributions	893	1,307
Redeemed	(3,355)	(3,321)
Net Increase (Decrease) in Shares Outstanding	126	(212)
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2023 Market Value ($000)
Vanguard Extended Market Index Fund	15,687	798	4,019	1,522	1,895	220	—	15,883
Vanguard Market Liquidity Fund	17	NA1	NA1	—	—	3	—	152
Vanguard Total International Bond Index Fund	76,631	10,821	6,884	(11)	3,167	3,577	—	83,724
Vanguard Total International Stock Index Fund	70,651	8,429	11,793	1,044	7,178	2,404	—	75,509
Vanguard Variable Insurance Funds—Equity Index Portfolio	87,074	12,217	20,756	5,212	12,208	1,350	2,991	95,955
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	181,747	24,935	16,327	(11)	5,745	4,548	—	196,089
Total	431,807	57,200	59,779	7,756	30,193	12,102	2,991	467,312
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 73% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Conservative Allocation Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Conservative Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
For corporate shareholders, 11.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $31,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $11,205,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 35.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The portfolio designates to shareholders foreign source income of $3,843,000 and foreign taxes paid of $173,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
14

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Conservative Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Conservative Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Conservative Allocation Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Conservative Allocation Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Conservative Allocation Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Conservative Allocation Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Conservative Allocation Portfolio customers, in connection with the administration, marketing or trading of the Conservative Allocation Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CONSERVATIVE ALLOCATION PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CONSERVATIVE ALLOCATION PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
15

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690CA 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Diversified Value Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Trustees Approve Advisory Arrangements	18
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Diversified Value Portfolio returned 20.13%, outpacing the 11.46% return of its benchmark, the Russell 1000 Value Index.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	Growth stocks outperformed value stocks by a wide margin for the 12 months. The broad U.S. stock market, as measured by the CRSP US Total Market Index, returned 25.98%.
•	The advisor’s overweight holdings in information technology contributed most to results. Communication services and financials also performed well, and positive selection in health care and consumer discretionary helped drive performance. Holdings in consumer staples and energy detracted from relative performance.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

Advisors’ Report
The Diversified Value Portfolio returned 20.13% for the 12 months ended December 31, 2023. It outperformed the 11.46% return of its benchmark, the Russell 1000 Value Index.
The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 11, 2024.
Lazard Asset Management LLC
Portfolio Managers:
Andrew Lacey, Deputy Chairman
Henry Ross Seiden, Managing Director
Our U.S. equity selection strategy is based on the relationship between valuation and financial productivity. We have identified and historically validated two sources of alpha, which we focus on exclusively:
•	Compounders: Our analysis indicates these companies can sustain very high levels of financial productivity for longer than the market expects, and their share price does not reflect this sustainability. We typically invest 60% to 80% of our capital in Compounders.
•	Improvers: We believe companies can improve returns, but investors often are too optimistic about the probability of success. Our research indicates that companies that improve their returns on capital materially outperform the broad market. We typically invest 20% to 40% of our capital in Improvers.
Over the past year, our strategy outperformed the value-based benchmark (the Russell 1000 Value Index) and lagged the broad benchmark (the Standard & Poor’s 500 Index). The underperformance versus the S&P 500 Index is due to the benchmark’s concentration and its aversion to rewarding the average high-quality company.
Regarding concentration, a small group of technology-focused companies rallied because of exuberance about artificial intelligence. During 2023, the “Magnificent Seven” stocks accounted for 62% of the S&P 500 Index’s return and ended the period at a combined weight of 28% (the highest level in history for any seven stocks). The unique nature of this period is also illustrated by comparing the 26.29% return of the S&P 500 Index (which is capitalization-weighted) with the 13.87% return of the S&P 500 Equal Weight Index. We believe our holdings in Microsoft, Alphabet, and Amazon are attractive, but a lack of exposure to Apple, Tesla, NVIDIA, and Meta (which we sold in the fourth quarter) cost our strategy more than 450 basis points—the bulk of underperformance.
Regarding the market’s aversion to high quality, we note that the Compounder universe struggled over the last year, with only 36% of Compounders outperforming and the average company lagging by 580 basis points. Further analysis shows significant dispersion among Compounders in 2023, depending on their growth profiles: Those with the strongest growth significantly outperformed peers with more stable growth. Our strategy has been modestly underweighted in the high-growth group because of extended valuations, and significantly overweighted in the stable-growth group, a notable headwind.
Over the past 12 months, we moderately added capital to Compounders in the consumer staples, health care, and industrial sectors, as well as to Improvers in the energy and financial sectors. We moderately reduced capital to Compounders in the consumer discretionary and communication services sectors. The portfolio’s weight in Compounders has remained in line with last year’s, and in the middle of the target range of 60% to 80% of the portfolio’s capital. We believe this remains appropriate in light of continued economic uncertainty.
We expect to see continued volatility as the Federal Reserve aims to balance the goals of maintaining financial stability and controlling inflation. As active stock pickers, we seek to take advantage of this volatility to add capital to high-quality companies trading at attractive valuations that may be out of favor, and to companies that are positioned to improve their returns. We believe now is a particularly interesting time because the valuation of these high-quality, stable-growth businesses is as attractive as it has been outside the tech bubble. In our view, a strategy such as ours, focused on financial productivity and valuation, will benefit from a broader and more normalized market environment.
Hotchkis and Wiley Capital Management, LLC
Portfolio Managers:
George H. Davis, Jr.,
Executive Chairman
Scott McBride, CFA,
Chief Executive Officer
The S&P 500 Index returned 26.29% in 2023, fully recovering from its decline in the prior calendar year. The index’s two-year return is a modest 3.42%, or 1.70% annualized. Most attribute 2022’s sell-off to rampant inflation and the accompanying increase in interest rates. The Federal Reserve raised its key rate 11 consecutive times in 2022 and 2023 to combat inflation before pausing at its
2

most recent meetings. The recovery in 2023 appears largely attributable to signs that the rate hikes were successful in quelling inflation. The Consumer Price Index release for December indicated a 3.1% increase year over year, representing a considerable decline from the mid-2022 peak of 9.1%.
The stark divergence between returns for value stocks and growth stocks continued in 2023, though in the opposite direction from the previous year. In 2022, large-cap value returned –8% compared with large-cap growth’s return of –29%. In 2023, large-cap value returned 11% compared with large-cap growth’s return of 43%. For the two years, large-cap value returned an uneventful 1.5% annualized compared with 0.6% for large-cap growth, although value’s return pattern had a significantly lower amplitude.
The Russell 1000 Value Index’s discount to its growth counterpart moved from slightly wider than its 45-year average to nearly 2 standard deviations wider than average over the course of 2023. Much of this was driven by the “Magnificent Seven” stocks, which returned between 49% (Apple) and 239% (Nvidia) for the year. The S&P 500’s return excluding these stocks would have been a more ordinary 10%. The seven stocks now comprise 28% of the S&P 500, far surpassing the index’s concentration at the peak of the dot-com bubble in the late 1990s, when the top seven stocks comprised 21% of the index. The trailing price/earnings ratio of this group is nearly two and a half times that of the remaining 493 index constituents, a ratio almost identical to that at the peak of the dot-com bubble.
The large valuation gap is based on growth stocks trading at historically rich valuations, while value stocks look to be in line with their long-term average valuations. The portfolio, however, trades not only at a large discount to the value index but also at a small discount to its own historical average. This has been achieved, we believe, without assuming undue risk. The portfolio exhibits an interesting balance of stocks trading at extremely attractive valuations for reasons we view as temporary or exaggerated and others trading at higher multiples but well below intrinsic value considering the quality of the businesses.
The strategy outperformed the Russell 1000 Value Index for the year by a comfortable margin. The index’s technology sector outperformed the overall index by about 25 percentage points for the year. The portfolio was not only overweighted to the sector, but its technology holdings outperformed those of the index, which was a large contributor to relative performance for the year. Positive stock selection in industrials, health care, and financials also helped, along with the underweight exposure to consumer staples and utilities. The overweight allocation to and stock selection in energy detracted from relative performance, along with stock selection in communication services (because of not owning Meta).
Diversified Value Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	58	665	Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.
Hotchkis and Wiley Capital Management, LLC	39	451	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Cash Investments	3	31	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Diversified Value Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,092.20	$1.53
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Diversified Value Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Diversified Value Portfolio	20.13%	14.28%	9.27%	$24,258
Russell 1000 Value Index	11.46	10.91	8.40	22,399
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
See Financial Highlights for dividend and capital gains information.
5

Diversified Value Portfolio
Portfolio Allocation
As of December 31, 2023
Communication Services	8.0%
Consumer Discretionary	10.3
Consumer Staples	4.7
Energy	8.4
Financials	22.8
Health Care	14.9
Industrials	9.9
Information Technology	17.5
Materials	1.3
Real Estate	1.4
Utilities	0.8
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Diversified Value Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (93.6%)
Communication Services (7.4%)
*	Alphabet Inc. Class A	421,492	58,878
	Comcast Corp. Class A	206,938	9,074
*	Walt Disney Co.	59,140	5,340
*	Warner Bros Discovery Inc.	386,179	4,395
	Vodafone Group plc ADR	366,849	3,191
	Omnicom Group Inc.	29,391	2,543
	Paramount Global Class B	136,100	2,013
			85,434
Consumer Discretionary (9.7%)
*	Amazon.com Inc.	286,363	43,510
	McDonald's Corp.	50,168	14,875
	General Motors Co.	341,483	12,266
	Home Depot Inc.	26,915	9,327
	Magna International Inc.	141,175	8,341
*	Aptiv plc	83,594	7,500
	NIKE Inc. Class B	45,591	4,950
*	Ulta Beauty Inc.	7,690	3,768
*	Booking Holdings Inc.	700	2,483
	BorgWarner Inc. (XNYS)	62,700	2,248
*	Adient plc	41,837	1,521
			110,789
Consumer Staples (4.4%)
	Procter & Gamble Co.	77,816	11,403
	Coca-Cola Co.	174,509	10,284
	Sysco Corp.	98,689	7,217
	Unilever plc ADR	145,893	7,073
	Mondelez International Inc. Class A	95,943	6,949
	Estee Lauder Cos. Inc. Class A	38,064	5,567
	J M Smucker Co.	12,691	1,604
			50,097
Energy (7.9%)
	Chevron Corp.	108,210	16,141
	ConocoPhillips	132,928	15,429
	APA Corp.	377,353	13,539
	Marathon Oil Corp.	368,587	8,905
	NOV Inc.	398,515	8,082
	Shell plc ADR	113,736	7,484
	Ovintiv Inc. (XNYS)	106,400	4,673
	Pioneer Natural Resources Co.	20,690	4,653
	Halliburton Co.	87,479	3,162
	Cenovus Energy Inc.	151,800	2,527
	Baker Hughes Co.	56,900	1,945
	Murphy Oil Corp.	43,640	1,862
	Schlumberger NV	34,700	1,806
			90,208
Financials (21.3%)
	Wells Fargo & Co.	521,551	25,671
	Bank of America Corp.	677,104	22,798
	Visa Inc. Class A	84,224	21,928
	Intercontinental Exchange Inc.	160,026	20,552
	Citigroup Inc.	343,753	17,683
	American Express Co.	91,548	17,150
		Shares	Market Value• ($000)
	Marsh & McLennan Cos. Inc.	69,394	13,148
	American International Group Inc.	185,302	12,554
	US Bancorp	274,900	11,898
	Citizens Financial Group Inc.	303,261	10,050
	Fidelity National Information Services Inc.	158,700	9,533
	Goldman Sachs Group Inc.	24,390	9,409
	Hartford Financial Services Group Inc.	116,300	9,348
	Bank of New York Mellon Corp.	177,834	9,256
	Charles Schwab Corp.	105,830	7,281
	Chubb Ltd.	27,464	6,207
	Corebridge Financial Inc.	207,000	4,483
	Commerce Bancshares Inc.	76,534	4,088
	Capital One Financial Corp.	20,500	2,688
	Discover Financial Services	23,700	2,664
	Aon plc Class A (XNYS)	8,601	2,503
	First Citizens BancShares Inc. Class A	1,472	2,089
	State Street Corp.	23,210	1,798
			244,779
Health Care (14.0%)
	UnitedHealth Group Inc.	32,957	17,351
	Medtronic plc	210,232	17,319
	Johnson & Johnson	97,590	15,296
	Elevance Health Inc.	29,981	14,138
	CVS Health Corp.	171,851	13,569
	Thermo Fisher Scientific Inc.	24,535	13,023
	Danaher Corp.	50,168	11,606
*	Boston Scientific Corp.	167,350	9,674
	GE Healthcare Inc.	108,517	8,391
	Zoetis Inc.	38,267	7,553
*	IQVIA Holdings Inc.	30,028	6,948
*	Centene Corp.	80,460	5,971
	HCA Healthcare Inc.	17,800	4,818
	Cigna Group	13,800	4,132
	Humana Inc.	6,225	2,850
	Zimmer Biomet Holdings Inc.	22,911	2,788
	Sanofi ADR	50,164	2,495
	GSK plc ADR	60,732	2,251
			160,173
Industrials (9.2%)
	Honeywell International Inc.	68,295	14,322
*	Boeing Co.	50,201	13,085
	Norfolk Southern Corp.	41,380	9,781
	Waste Management Inc.	53,098	9,510
	General Electric Co.	70,252	8,966
	FedEx Corp.	31,633	8,002
	HEICO Corp.	35,521	6,354
	Cummins Inc.	25,451	6,097
	RTX Corp.	68,800	5,789
	CNH Industrial NV	414,634	5,050
	Caterpillar Inc.	16,662	4,927
		Shares	Market Value• ($000)
	Nordson Corp.	13,549	3,579
	PACCAR Inc.	34,980	3,416
	General Dynamics Corp.	9,700	2,519
	Timken Co.	27,700	2,220
*	Fluor Corp.	51,050	2,000
			105,617
Information Technology (16.4%)
	Microsoft Corp.	186,527	70,142
	Telefonaktiebolaget LM Ericsson ADR	2,536,615	15,981
*	F5 Inc.	76,300	13,656
	Amphenol Corp. Class A	123,224	12,215
	Analog Devices Inc.	54,197	10,761
	Applied Materials Inc.	64,267	10,416
	Accenture plc Class A	28,929	10,151
*	Salesforce Inc.	30,943	8,142
*	Adobe Inc.	10,070	6,008
	TE Connectivity Ltd.	33,460	4,701
	Oracle Corp.	42,564	4,488
	Micron Technology Inc.	52,100	4,446
	International Business Machines Corp.	25,633	4,192
	Cisco Systems Inc.	81,844	4,135
	Corning Inc.	122,030	3,716
	Cognizant Technology Solutions Corp. Class A	33,200	2,508
*	Workday Inc. Class A	7,800	2,153
			187,811
Materials (1.2%)
	Avery Dennison Corp.	34,422	6,959
	Olin Corp.	112,600	6,075
	International Paper Co.	37,197	1,344
			14,378
Real Estate (1.3%)
	Prologis Inc.	110,590	14,742
Utilities (0.8%)
	PPL Corp.	323,455	8,766
Total Common Stocks (Cost $910,493)			1,072,794
Temporary Cash Investments (6.3%)
Money Market Fund (6.3%)
[1]	Vanguard Market Liquidity Fund, 5.435% (Cost $72,443)	724,488	72,434
Total Investments (99.9%) (Cost $982,936)			1,145,228
Other Assets and Liabilities—Net (0.1%)			1,634
Net Assets (100%)			1,146,862
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
7

Diversified Value Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2024	129	31,089	964

See accompanying Notes, which are an integral part of the Financial Statements.
8

Diversified Value Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $910,493)	1,072,794
Affiliated Issuers (Cost $72,443)	72,434
Total Investments in Securities	1,145,228
Investment in Vanguard	36
Cash Collateral Pledged—Futures Contracts	1,531
Receivables for Accrued Income	1,304
Receivables for Capital Shares Issued	202
Total Assets	1,148,301
Liabilities
Due to Custodian	40
Payables for Investment Securities Purchased	307
Payables to Investment Advisor	353
Payables for Capital Shares Redeemed	579
Payables to Vanguard	81
Variation Margin Payable—Futures Contracts	79
Total Liabilities	1,439
Net Assets	1,146,862
At December 31, 2023, net assets consisted of:

Paid-in Capital	896,961
Total Distributable Earnings (Loss)	249,901
Net Assets	1,146,862

Net Assets
Applicable to 73,370,810 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,146,862
Net Asset Value Per Share	$15.63

See accompanying Notes, which are an integral part of the Financial Statements.
9

Diversified Value Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	18,867
Interest[2]	2,798
Securities Lending—Net	5
Total Income	21,670
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,268
Performance Adjustment	136
The Vanguard Group—Note C
Management and Administrative	1,604
Marketing and Distribution	59
Custodian Fees	10
Auditing Fees	28
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Other Expenses	9
Total Expenses	3,136
Net Investment Income	18,534
Realized Net Gain (Loss)
Investment Securities Sold[2]	66,359
Futures Contracts	2,656
Realized Net Gain (Loss)	69,015
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	110,966
Futures Contracts	1,592
Change in Unrealized Appreciation (Depreciation)	112,558
Net Increase (Decrease) in Net Assets Resulting from Operations	200,107
1	Dividends are net of foreign withholding taxes of $125,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $2,731,000, $2,000, less than $1,000, and ($7,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,534	15,475
Realized Net Gain (Loss)	69,015	59,754
Change in Unrealized Appreciation (Depreciation)	112,558	(218,788)
Net Increase (Decrease) in Net Assets Resulting from Operations	200,107	(143,559)
Distributions
Total Distributions	(74,908)	(114,358)
Capital Share Transactions
Issued	60,575	137,508
Issued in Lieu of Cash Distributions	74,908	114,358
Redeemed	(183,693)	(152,810)
Net Increase (Decrease) from Capital Share Transactions	(48,210)	99,056
Total Increase (Decrease)	76,989	(158,861)
Net Assets
Beginning of Period	1,069,873	1,228,734
End of Period	1,146,862	1,069,873

See accompanying Notes, which are an integral part of the Financial Statements.
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Diversified Value Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.01	$17.45	$13.74	$16.45	$14.33
Investment Operations
Net Investment Income[1]	.245	.204	.183	.209	.364
Net Realized and Unrealized Gain (Loss) on Investments	2.384	(2.034)	3.940	.133	3.135
Total from Investment Operations	2.629	(1.830)	4.123	.342	3.499
Distributions
Dividends from Net Investment Income	(.210)	(.181)	(.174)	(.409)	(.462)
Distributions from Realized Capital Gains	(.799)	(1.429)	(.239)	(2.643)	(.917)
Total Distributions	(1.009)	(1.610)	(.413)	(3.052)	(1.379)
Net Asset Value, End of Period	$15.63	$14.01	$17.45	$13.74	$16.45
Total Return	20.13%	-11.49%	30.47%	11.78%	25.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,147	$1,070	$1,229	$951	$974
Ratio of Total Expenses to Average Net Assets[2]	0.29%	0.29%	0.28%	0.28%	0.24%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.38%	1.14%	1.70%	2.39%
Portfolio Turnover Rate	19%	25%	25%	34%	117%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.00%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.
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Diversified Value Portfolio
Notes to Financial Statements
The Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or
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Diversified Value Portfolio
less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, are subject to quarterly adjustments based on performance relative to the S&P 500 Index and the Russell 1000 Value Index, respectively, since December 31, 2019.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended December 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a net increase of $136,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing,
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Diversified Value Portfolio
distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $36,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2023, 100% of the market value of the portfolio’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	35,595
Undistributed Long-Term Gains	53,051
Net Unrealized Gains (Losses)	161,255
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	249,901
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	16,360	41,617
Long-Term Capital Gains	58,548	72,741
Total	74,908	114,358
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	983,973
Gross Unrealized Appreciation	219,168
Gross Unrealized Depreciation	(57,913)
Net Unrealized Appreciation (Depreciation)	161,255
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Diversified Value Portfolio
F.	During the year ended December 31, 2023, the portfolio purchased $198,082,000 of investment securities and sold $313,982,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	4,221	8,931
Issued in Lieu of Cash Distributions	5,697	7,279
Redeemed	(12,916)	(10,246)
Net Increase (Decrease) in Shares Outstanding	(2,998)	5,964
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, two shareholders (insurance company separate accounts whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each a record or beneficial owner of at least 25% or more of the portfolio’s net assets, with a combined ownership of 78%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Diversified Value Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Tax information (unaudited)
For corporate shareholders, 43.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $946,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $58,548,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
17

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Variable Insurance Funds Diversified Value Portfolio has renewed the portfolio’s investment advisory arrangement with Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley), and Lazard Asset Management LLC (Lazard). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.
The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the portfolio’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board considered the quality of the investment management services to be provided by Hotchkis and Wiley and Lazard and took into account the organizational depth and stability of each advisor. The board considered the following:
Hotchkis and Wiley. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. Hotchkis and Wiley invests in companies where it believes that the present value of future cash flows exceeds the market price. The firm believes that the market frequently undervalues companies because of the extrapolation of current trends, while capital flows normally cause a company’s returns and profitability to normalize over the long term. Hotchkis and Wiley seeks to identify these companies with a disciplined, bottom-up research process. The portfolio managers leverage the support of a broad analyst team, which is organized into sector teams in an effort to better understand the impact that industry dynamics and macroeconomic risk factors might have on individual companies. Hotchkis and Wiley has managed a portion of the portfolio since December 2019.
Lazard. Lazard, a subsidiary of the investment bank Lazard Ltd., provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities.
The investment team at Lazard employs a relative value, bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. Utilizing scenario analysis, the team seeks to understand the durability and future direction of financial productivity and valuation. Lazard has managed a portion of the portfolio since December 2019.
The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.
Investment performance
The board considered the performance of each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue.
18

Cost
The board concluded that the portfolio’s expense ratio was below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Hotchkis and Wiley and Lazard in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the portfolio will realize economies of scale that are built into the advisory fee rates negotiated with Hotchkis and Wiley and Lazard without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.
The board will consider whether to renew the advisory arrangements again after a one-year period.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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Q690DV 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Equity Income Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Trustees Approve Advisory Arrangement	19
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered robust returns for the 12 months ended December 31, 2023. The Equity Income Portfolio returned 8.10%, beating the 6.59% return of its benchmark, the FTSE High Dividend Yield Index.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	The portfolio’s security selection in materials, energy, and consumer discretionary boosted relative performance the most. Selection in information technology and consumer staples detracted, as did an overweight to utilities.
•	For the decade ended December 31, 2023, the portfolio produced an average annual return of 9.53%, slightly above that of its benchmark.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

Advisors’ Report
The Equity Income Portfolio returned 8.10% for the 12 months ended December 31, 2023, beating the 6.59% return of its benchmark, the FTSE High Dividend Yield Index.
The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 12, 2024.
Wellington Management Company llp
Portfolio Manager:
Matthew C. Hand, CFA,
Senior Managing Director
Investment environment
U.S. equities rose in 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady GDP growth.
During the first quarter, U.S. equities advanced despite the sudden collapse of two U.S. regional banks, which prompted swift policy actions by federal regulators. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The Federal Reserve slowed its pace of policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75%–5%. (A basis point is one-hundredth of a percentage point.)
U.S. equities continued to rise in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about generative artificial intelligence.
But U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Markets dialed back the probability of recession given cooling inflation, a solid job market, and resilient consumer spending. Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a surprisingly strong rate of 2.1% annualized.
In the fourth quarter, U.S. equities registered their largest quarterly return in three years. A rapid descent in inflation prompted the Fed to pivot from its “higher for longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 bps of interest rate cuts in 2024.
Our successes and shortfalls
In 2023, security selection was the driver of relative outperformance within our portion of the portfolio. Strong selection in real estate, energy, and materials was partially offset by weaker selection in information technology, consumer staples, and financials. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance. Our overweight positions in real estate and health care and an underweight in financials detracted from relative results. This was partially offset by contributions from an underweight position to consumer staples.
Top contributors included U.S.-based pharmaceutical company Eli Lilly, U.S.-based homebuilding company Lennar, and not owning benchmark constituent Chevron, a U.S.-based oil and gas company.
Top detractors from relative performance included U.S.-based pharmaceutical company Pfizer, not owning U.S.-based semiconductor company Intel, a benchmark constituent, and our underweight to U.S.-based semiconductor company Broadcom.
At the end of the period, we were most overweight the health care, real estate, and materials sectors. Conversely, we expressed the largest underweight positions in consumer discretionary, communication services, and information technology.
Vanguard Quantitative Equity Group
Portfolio Manager:
Sharon Hill, Ph.D.,
Head of the Alpha Equity Global and Income Investment team
Investment environment
Despite recession fears, a regional banking crisis earlier in the year, and war breaking out in the Middle East and continuing in Ukraine, U.S. stocks returned 25.96% for the 12 months ended December 31, 2023, as measured by the Russell 3000 Index, with large technology stocks leading the way. Stocks outside the U.S. returned 15.82% as measured by the FTSE All-World ex US Index.
Investors shook off concerns as inflation fell, central banks slowed and eventually halted interest rate hikes, consumer spending remained strong, and the unemployment rate hit its lowest level in decades. Rising bond yields sparked a period of stock market volatility in the fall, but stocks rebounded toward the end of the year when yields fell.
The broad U.S. bond market returned 5.60% for the 12-month period, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index. Non-U.S. bonds, as measured by the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), returned 8.75% for the year.
2

Investment strategy
Although it’s important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We evaluate each stock’s attractiveness based on four quantitative criteria that better allow us to construct a portfolio with an emphasis on dividends and cash flow rather than earnings expectations.
Our subfactors are sustainable dividend growth (the ability to grow earnings year after year), strong market sentiment (market confirmation of our view), high quality (healthy balance sheets and steady cash-flow generation), and reasonable yields valuation (our selection of stocks that offer sensible dividend payments).
Using these four themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).
Successes and shortfalls
During the fiscal year, our valuation, quality, and sustainable dividend growth models contributed positively to performance, while our market sentiment model detracted.
Seven of the fund’s 11 industry sectors contributed to relative performance. Our positions in financials, materials, and industrials helped the most, while our positions in information technology, energy, and utilities detracted, and our real estate holdings were flat.
In finance, our positions in economically sensitive stocks in mortgage and consumer finance benefited from the cooling of inflation and the anticipation of interest rate cuts. Our positions in some well-capitalized, diversified banks also added value during this period of elevated rates. Within materials, our selection in metals and mining, most notably steel companies, added to performance.
At the individual-stock level, some of the strongest results came from overweights to utilities companies Vistra and Otter Tail, consumer discretionary company Williams-Sonoma, and financials company MGIC Investment.
The greatest shortfalls came from overweighting consumer discretionary company Advance Auto Parts and utilities company Hawaiian Electric Industries as well as underweights to IT companies Broadcom and Intel and financials company Blackstone.
We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive valuations and value characteristics.
Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company llp	63	1,262	Employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	35	685	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	2	42	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Equity Income Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,066.90	$1.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Equity Income Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Income Portfolio	8.10%	11.57%	9.53%	$24,855
FTSE High Dividend Yield Index	6.59	11.00	9.44	24,648
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422

See Financial Highlights for dividend and capital gains information.
5

Equity Income Portfolio
Portfolio Allocation
As of December 31, 2023
Communication Services	1.6%
Consumer Discretionary	4.1
Consumer Staples	13.5
Energy	10.4
Financials	20.7
Health Care	15.3
Industrials	10.3
Information Technology	8.8
Materials	4.6
Real Estate	2.4
Utilities	8.3
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Equity Income Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (96.0%)
Communication Services (1.6%)
Comcast Corp. Class A	224,381	9,839
T-Mobile US Inc.	57,823	9,271
Verizon Communications Inc.	173,755	6,550
TEGNA Inc.	237,193	3,629
AT&T Inc.	122,107	2,049
		31,338
Consumer Discretionary (3.9%)
Home Depot Inc.	76,032	26,349
Tractor Supply Co.	58,372	12,552
Lennar Corp. Class A	81,927	12,210
McDonald's Corp.	23,726	7,035
Macy's Inc.	249,202	5,014
Tapestry Inc.	123,663	4,552
Travel & Leisure Co.	95,856	3,747
Worthington Industries Inc.	34,563	1,989
Starbucks Corp.	20,271	1,946
Williams-Sonoma Inc.	4,772	963
Genuine Parts Co.	4,703	651
Bloomin' Brands Inc.	19,598	552
		77,560
Consumer Staples (13.0%)
Procter & Gamble Co.	231,768	33,963
Philip Morris International Inc.	324,750	30,553
Archer-Daniels-Midland Co.	311,863	22,523
Unilever plc ADR	436,496	21,161
Pernod Ricard SA	112,868	19,946
Keurig Dr Pepper Inc.	595,166	19,831
Kenvue Inc.	785,378	16,909
Walmart Inc.	90,109	14,206
Kellanova	226,543	12,666
PepsiCo Inc.	51,298	8,713
Kimberly-Clark Corp.	70,282	8,540
Mondelez International Inc. Class A	117,089	8,481
Coca-Cola Co.	130,902	7,714
Altria Group Inc.	168,231	6,786
Kroger Co.	108,974	4,981
Hershey Co.	25,903	4,829
Target Corp.	33,519	4,774
Ingredion Inc.	36,724	3,986
WK Kellogg Co.	278,063	3,654
Colgate-Palmolive Co.	23,980	1,911
Nu Skin Enterprises Inc. Class A	82,043	1,593
		257,720
Energy (10.0%)
ConocoPhillips	385,171	44,707
EOG Resources Inc.	336,390	40,686
Phillips 66	131,159	17,462
Exxon Mobil Corp.	165,876	16,584
Coterra Energy Inc.	608,643	15,533
Chevron Corp.	96,505	14,395
Enbridge Inc.	356,796	12,844
Diamondback Energy Inc.	81,284	12,606
Marathon Petroleum Corp.	46,661	6,923
Schlumberger NV	123,169	6,410
Valero Energy Corp.	45,296	5,888
APA Corp.	108,056	3,877
HF Sinclair Corp.	23,506	1,306
		199,221
Financials (19.8%)
JPMorgan Chase & Co.	459,635	78,184
Regions Financial Corp.	1,303,336	25,259
	Shares	Market Value• ($000)
MetLife Inc.	378,569	25,035
Chubb Ltd.	100,197	22,645
Intercontinental Exchange Inc.	162,752	20,902
Raymond James Financial Inc.	186,349	20,778
Morgan Stanley	208,488	19,441
Royal Bank of Canada	190,850	19,300
M&T Bank Corp.	134,059	18,377
American International Group Inc.	252,781	17,126
Bank of America Corp.	466,001	15,690
PNC Financial Services Group Inc.	89,182	13,810
Wells Fargo & Co.	266,671	13,126
Citigroup Inc.	166,474	8,563
Ameriprise Financial Inc.	16,599	6,305
Discover Financial Services	49,636	5,579
Bank of New York Mellon Corp.	106,863	5,562
Synchrony Financial	130,052	4,967
Goldman Sachs Group Inc.	12,770	4,926
Assured Guaranty Ltd.	62,792	4,699
SLM Corp.	245,652	4,697
MGIC Investment Corp.	240,483	4,639
Hartford Financial Services Group Inc.	53,052	4,264
Corebridge Financial Inc.	190,880	4,134
First BanCorp (XNYS)	240,153	3,950
Navient Corp.	199,144	3,708
American Financial Group Inc.	27,090	3,221
Travelers Cos. Inc.	16,588	3,160
CNO Financial Group Inc.	96,340	2,688
Heartland Financial USA Inc.	66,694	2,508
Credicorp Ltd.	13,025	1,953
BlackRock Inc.	2,011	1,633
Fifth Third Bancorp	28,726	991
Popular Inc.	10,053	825
Progressive Corp.	4,818	767
Comerica Inc.	7,300	407
Blackstone Inc.	1,440	189
US Bancorp	4,121	178
CME Group Inc.	729	154
		394,340
Health Care (14.6%)
Merck & Co. Inc.	507,686	55,348
Johnson & Johnson	326,125	51,117
Pfizer Inc.	1,462,057	42,093
Gilead Sciences Inc.	281,453	22,800
UnitedHealth Group Inc.	35,419	18,647
Roche Holding AG	54,773	15,922
AstraZeneca plc ADR	223,294	15,039
AbbVie Inc.	90,663	14,050
Elevance Health Inc.	26,885	12,678
Becton Dickinson & Co.	50,895	12,410
Amgen Inc.	40,061	11,538
CVS Health Corp.	114,106	9,010
Bristol-Myers Squibb Co.	169,614	8,703
Medtronic plc	21,127	1,740
		291,095
Industrials (9.9%)
United Parcel Service Inc. Class B (XNYS)	135,510	21,306
General Dynamics Corp.	79,726	20,702
Johnson Controls International plc	307,930	17,749
Emerson Electric Co.	181,533	17,669
L3Harris Technologies Inc.	66,181	13,939
		Shares	Market Value• ($000)
	Siemens AG (Registered)	73,491	13,788
	Canadian National Railway Co.	102,307	12,859
	Honeywell International Inc.	59,107	12,395
	Caterpillar Inc.	39,491	11,676
	Union Pacific Corp.	38,142	9,368
	Lockheed Martin Corp.	19,022	8,622
	Automatic Data Processing Inc.	35,080	8,173
	3M Co.	62,785	6,864
	PACCAR Inc.	52,940	5,170
	Apogee Enterprises Inc.	79,634	4,253
	ManpowerGroup Inc.	46,843	3,723
	RTX Corp.	27,899	2,347
	Oshkosh Corp.	21,357	2,315
	Ryder System Inc.	16,327	1,879
	Cummins Inc.	7,795	1,867
	Eaton Corp. plc	2,420	583
			197,247
Information Technology (8.5%)
	Cisco Systems Inc.	759,527	38,371
	Broadcom Inc.	31,781	35,476
	QUALCOMM Inc.	216,587	31,325
	NXP Semiconductors NV	61,736	14,180
	Corning Inc.	454,598	13,842
	TE Connectivity Ltd.	98,421	13,828
	Intel Corp.	111,370	5,596
	HP Inc.	166,590	5,013
	Dell Technologies Inc. Class C	53,103	4,062
	Texas Instruments Inc.	22,554	3,845
	International Business Machines Corp.	19,772	3,234
			168,772
Materials (4.4%)
	Rio Tinto plc ADR	347,428	25,869
	Barrick Gold Corp. (XTSE)	824,743	14,920
	LyondellBasell Industries NV Class A	138,110	13,131
	PPG Industries Inc.	75,536	11,296
	Celanese Corp.	70,160	10,901
	Reliance Steel & Aluminum Co.	16,878	4,720
	Steel Dynamics Inc.	32,768	3,870
*	Worthington Steel Inc.	53,194	1,495
	CF Industries Holdings Inc.	15,887	1,263
	Arch Resources Inc.	1,251	208
			87,673
Real Estate (2.3%)
	Crown Castle Inc.	167,021	19,239
	Weyerhaeuser Co.	396,764	13,796
	Host Hotels & Resorts Inc.	617,405	12,021
			45,056
Utilities (8.0%)
	American Electric Power Co. Inc.	305,569	24,818
	Sempra	250,650	18,731
	Exelon Corp.	519,181	18,639
	Atmos Energy Corp.	158,332	18,351
	NextEra Energy Inc.	238,558	14,490
	Dominion Energy Inc.	293,891	13,813
	PPL Corp.	507,293	13,748
	Vistra Corp.	129,171	4,976
	WEC Energy Group Inc.	54,786	4,611
	Ameren Corp.	59,721	4,320
	Evergy Inc.	76,839	4,011
	UGI Corp.	160,447	3,947
	National Fuel Gas Co.	69,773	3,500
7

Equity Income Portfolio
		Shares	Market Value• ($000)
	Xcel Energy Inc.	56,123	3,475
	Black Hills Corp.	47,381	2,556
	ALLETE Inc.	28,921	1,769
	Eversource Energy	25,402	1,568
	DTE Energy Co.	7,565	834
	Duke Energy Corp.	2,788	270
	Southern Co.	3,517	247
	New Jersey Resources Corp.	5,078	226
			158,900
Total Common Stocks (Cost $1,783,528)			1,908,922
Temporary Cash Investments (3.9%)
Money Market Fund (2.2%)
[1]	Vanguard Market Liquidity Fund, 5.435%	442,468	44,238
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (1.7%)
BNP Paribas Securities Corp. 5.320%, 1/2/24 (Dated 12/29/23, Repurchase Value $33,320,000, collateralized by Fannie Mae 1.500%-6.820%, 10/1/28–8/1/53, Federal Farm Credit Bank 2.820%–2.930%, 12/9/41–2/3/42, Freddie Mac 1.220%–4.340%, 11/1/32–9/1/52, Ginnie Mae 2.500%–4.500%, 8/15/39–11/20/63, and U.S. Treasury Note/Bond 2.875%–3.125%, 8/15/45–5/15/48, with a value of $33,966,000)	33,300	33,300
Total Temporary Cash Investments (Cost $77,545)		77,538
Total Investments (99.9%) (Cost $1,861,073)		1,986,460
Other Assets and Liabilities—Net (0.1%)		2,414
Net Assets (100%)		1,988,874
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2024	198	47,718	1,447

See accompanying Notes, which are an integral part of the Financial Statements.
8

Equity Income Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,816,828)	1,942,222
Affiliated Issuers (Cost $44,245)	44,238
Total Investments in Securities	1,986,460
Investment in Vanguard	63
Cash	125
Cash Collateral Pledged—Futures Contracts	2,386
Foreign Currency, at Value (Cost $—)	2
Receivables for Investment Securities Sold	755
Receivables for Accrued Income	3,502
Receivables for Capital Shares Issued	265
Total Assets	1,993,558
Liabilities
Payables for Investment Securities Purchased	188
Payables to Investment Advisor	304
Payables for Capital Shares Redeemed	3,869
Payables to Vanguard	200
Variation Margin Payable—Futures Contracts	123
Total Liabilities	4,684
Net Assets	1,988,874
At December 31, 2023, net assets consisted of:

Paid-in Capital	1,685,049
Total Distributable Earnings (Loss)	303,825
Net Assets	1,988,874

Net Assets
Applicable to 83,186,827 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,988,874
Net Asset Value Per Share	$23.91

See accompanying Notes, which are an integral part of the Financial Statements.
9

Equity Income Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	58,957
Interest[2]	3,302
Securities Lending—Net	209
Total Income	62,468
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,412
Performance Adjustment	22
The Vanguard Group—Note C
Management and Administrative	4,042
Marketing and Distribution	112
Custodian Fees	26
Auditing Fees	33
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Other Expenses	8
Total Expenses	5,677
Expenses Paid Indirectly	(4)
Net Expenses	5,673
Net Investment Income	56,795
Realized Net Gain (Loss)
Investment Securities Sold[2]	115,094
Futures Contracts	6,185
Foreign Currencies	26
Realized Net Gain (Loss)	121,305
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(31,790)
Futures Contracts	3,617
Foreign Currencies	21
Change in Unrealized Appreciation (Depreciation)	(28,152)
Net Increase (Decrease) in Net Assets Resulting from Operations	149,948
1	Dividends are net of foreign withholding taxes of $512,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $2,255,000, $4,000, less than $1,000, and ($5,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,795	51,823
Realized Net Gain (Loss)	121,305	104,909
Change in Unrealized Appreciation (Depreciation)	(28,152)	(170,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	149,948	(13,948)
Distributions
Total Distributions	(153,906)	(250,263)
Capital Share Transactions
Issued	180,196	331,885
Issued in Lieu of Cash Distributions	153,906	250,263
Redeemed	(319,252)	(237,500)
Net Increase (Decrease) from Capital Share Transactions	14,850	344,648
Total Increase (Decrease)	10,892	80,437
Net Assets
Beginning of Period	1,977,982	1,897,545
End of Period	1,988,874	1,977,982

See accompanying Notes, which are an integral part of the Financial Statements.
10

Equity Income Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$24.11	$27.81	$23.07	$24.17	$21.24
Investment Operations
Net Investment Income[1]	.669	.665	.625	.595	.619
Net Realized and Unrealized Gain (Loss) on Investments	1.035	(.756)	5.089	(.305)	4.319
Total from Investment Operations	1.704	(.091)	5.714	.290	4.938
Distributions
Dividends from Net Investment Income	(.644)	(.687)	(.506)	(.618)	(.586)
Distributions from Realized Capital Gains	(1.260)	(2.922)	(.468)	(.772)	(1.422)
Total Distributions	(1.904)	(3.609)	(.974)	(1.390)	(2.008)
Net Asset Value, End of Period	$23.91	$24.11	$27.81	$23.07	$24.17
Total Return	8.10%	-0.66%	25.33%	3.25%	24.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,989	$1,978	$1,898	$2,021	$1,834
Ratio of Total Expenses to Average Net Assets[2]	0.29%[3]	0.30%[3]	0.30%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	2.95%	2.73%	2.45%	2.86%	2.76%
Portfolio Turnover Rate	48%	46%	41%[4]	40%	33%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.29% and 0.30%, respectively.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Income Portfolio
Notes to Financial Statements
The Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the
12

Equity Income Portfolio
Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
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Equity Income Portfolio
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the FTSE High Dividend Yield Index for the preceding three years.
Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $190,000 for the year ended December 31, 2023.
For the year ended December 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.07% of the portfolio’s average net assets, before a net increase of $22,000 (0.00%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $63,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2023, these arrangements reduced the portfolio’s expenses by $4,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,859,266	49,656	—	1,908,922
Temporary Cash Investments	44,238	33,300	—	77,538
Total	1,903,504	82,956	—	1,986,460
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,447	—	—	1,447
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Equity Income Portfolio
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	76,361
Undistributed Long-Term Gains	103,956
Net Unrealized Gains (Losses)	123,508
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	303,825
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	52,082	99,454
Long-Term Capital Gains	101,824	150,809
Total	153,906	250,263
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,862,982
Gross Unrealized Appreciation	216,814
Gross Unrealized Depreciation	(93,336)
Net Unrealized Appreciation (Depreciation)	123,478
G.	During the year ended December 31, 2023, the portfolio purchased $886,766,000 of investment securities and sold $943,028,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2023, such purchases were $1,647,000 and sales were $2,937,000, resulting in net realized gain of $679,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Equity Income Portfolio
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	7,906	13,527
Issued in Lieu of Cash Distributions	7,277	10,112
Redeemed	(14,036)	(9,839)
Net Increase (Decrease) in Shares Outstanding	1,147	13,800
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 46% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
For corporate shareholders, 63.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $828,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $101,824,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
18

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Variable Insurance Funds Equity Income Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders. The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group is also an advisor to the portfolio.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the portfolio’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Utilizing fundamental research, Wellington Management seeks to build a portfolio with an above-market yield, superior growth rate, and very attractive valuation. While every company purchased for the portfolio will pay a dividend, the goal is to build a portfolio with an above-market yield in aggregate, allowing for individual companies with below-market yields. Normalized earnings, normalized price-to-earnings ratios, and improving returns on capital are key to the research process. The firm has advised a portion of the portfolio since 2003.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the portfolio’s expense ratio was below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
19

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.
The board will consider whether to renew the advisory arrangement again after a one-year period.
20

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690EQUC 022024

Annual Report  |  December 31, 2023
Vanguard Variable Insurance Funds
Equity Index Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered robust returns for the 12 months ended December 31, 2023. The Equity Index Portfolio returned 26.11%, in line with the 26.29% return of its benchmark, the Standard & Poor’s 500 Index.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	Within the U.S. equity market, large-cap stocks outpaced small-caps during the period, and growth stocks outpaced value by a substantial margin. Within the benchmark index, most sectors had double-digit gains, with information technology stocks accounting for more than half of the index’s total return. Only energy and utilities posted negative returns.
•	For the 10 years ended December 31, 2023, the portfolio recorded an average annual return of 11.88%, in line with its benchmark average of 12.03%.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2023
Equity Index Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,079.60	$0.73
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Equity Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Index Portfolio	26.11%	15.52%	11.88%	$30,719
S&P 500 Index	26.29	15.69	12.03	31,149
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
See Financial Highlights for dividend and capital gains information.
3

Equity Index Portfolio
Portfolio Allocation
As of December 31, 2023
Communication Services	8.6%
Consumer Discretionary	10.8
Consumer Staples	6.2
Energy	3.9
Financials	13.0
Health Care	12.6
Industrials	8.8
Information Technology	28.9
Materials	2.4
Real Estate	2.5
Utilities	2.3
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Equity Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Communication Services (8.5%)
*	Alphabet Inc. Class A	1,355,291	189,321
*	Meta Platforms Inc. Class A	508,331	179,929
*	Alphabet Inc. Class C	1,140,701	160,759
*	Netflix Inc.	100,238	48,804
	Comcast Corp. Class A	919,703	40,329
	Walt Disney Co.	419,073	37,838
	Verizon Communications Inc.	962,820	36,298
	AT&T Inc.	1,637,519	27,478
	T-Mobile US Inc.	116,523	18,682
*	Charter Communications Inc. Class A	23,014	8,945
	Electronic Arts Inc.	55,997	7,661
*	Take-Two Interactive Software Inc.	36,242	5,833
*	Warner Bros Discovery Inc.	508,626	5,788
	Omnicom Group Inc.	45,274	3,917
*	Live Nation Entertainment Inc.	32,539	3,046
	Interpublic Group of Cos. Inc.	87,994	2,872
*	Match Group Inc.	62,175	2,269
	News Corp. Class A	87,101	2,138
	Fox Corp. Class A	56,421	1,674
[1]	Paramount Global Class B	109,997	1,627
	Fox Corp. Class B	30,418	841
	News Corp. Class B	26,124	672
			786,721
Consumer Discretionary (10.8%)
*	Amazon.com Inc.	2,082,675	316,442
*	Tesla Inc.	633,375	157,382
	Home Depot Inc.	229,033	79,371
	McDonald's Corp.	166,131	49,260
	NIKE Inc. Class B	280,335	30,436
	Lowe's Cos. Inc.	132,171	29,415
*	Booking Holdings Inc.	7,992	28,349
	Starbucks Corp.	261,705	25,126
	TJX Cos. Inc.	261,993	24,578
*	Chipotle Mexican Grill Inc. Class A	6,287	14,378
*	Airbnb Inc. Class A	99,585	13,557
*	Lululemon Athletica Inc.	26,379	13,487
*	O'Reilly Automotive Inc.	13,553	12,876
	Marriott International Inc. Class A	56,521	12,746
	General Motors Co.	313,795	11,272
	Ford Motor Co.	901,127	10,985
	Ross Stores Inc.	77,600	10,739
	Hilton Worldwide Holdings Inc.	58,769	10,701
	DR Horton Inc.	69,066	10,497
*	AutoZone Inc.	4,041	10,448
	Lennar Corp. Class A	56,426	8,410
	Yum! Brands Inc.	64,175	8,385
*	Royal Caribbean Cruises Ltd.	53,915	6,981
*	Aptiv plc	64,873	5,820
*	Ulta Beauty Inc.	11,261	5,518
	Tractor Supply Co.	24,730	5,318
	eBay Inc.	118,732	5,179
	PulteGroup Inc.	49,323	5,091
*	NVR Inc.	727	5,089
*	Expedia Group Inc.	30,500	4,630
	Darden Restaurants Inc.	27,508	4,520
	Garmin Ltd.	35,058	4,506
	Genuine Parts Co.	32,114	4,448
		Shares	Market Value• ($000)
*	Carnival Corp.	230,722	4,278
	Las Vegas Sands Corp.	84,390	4,153
	Pool Corp.	8,847	3,527
	Best Buy Co. Inc.	44,401	3,476
	Domino's Pizza Inc.	7,979	3,289
	LKQ Corp.	61,423	2,935
*	MGM Resorts International	62,513	2,793
*	CarMax Inc.	36,332	2,788
*	Caesars Entertainment Inc.	49,417	2,317
	Bath & Body Works Inc.	52,008	2,245
*	Etsy Inc.	27,391	2,220
	Wynn Resorts Ltd.	22,081	2,012
*	Norwegian Cruise Line Holdings Ltd.	97,251	1,949
	Tapestry Inc.	52,418	1,930
	BorgWarner Inc.	53,745	1,927
	Whirlpool Corp.	12,551	1,528
	Hasbro Inc.	29,865	1,525
	VF Corp.	75,544	1,420
	Ralph Lauren Corp. Class A	9,077	1,309
*	Mohawk Industries Inc.	12,068	1,249
	Lennar Corp. Class B	1,025	137
			994,947
Consumer Staples (6.1%)
	Procter & Gamble Co.	539,700	79,088
	Costco Wholesale Corp.	101,395	66,929
	PepsiCo Inc.	314,858	53,476
	Coca-Cola Co.	891,059	52,510
	Walmart Inc.	326,691	51,503
	Philip Morris International Inc.	355,503	33,446
	Mondelez International Inc. Class A	311,481	22,561
	Altria Group Inc.	405,038	16,339
	Target Corp.	105,721	15,057
	Colgate-Palmolive Co.	188,630	15,036
*	Monster Beverage Corp.	169,275	9,752
	Kimberly-Clark Corp.	77,412	9,406
	Constellation Brands Inc. Class A	37,004	8,946
	Archer-Daniels-Midland Co.	122,277	8,831
	General Mills Inc.	133,258	8,680
	Kenvue Inc.	394,682	8,498
	Sysco Corp.	115,360	8,436
	Estee Lauder Cos. Inc. Class A	53,259	7,789
	Keurig Dr Pepper Inc.	230,535	7,681
	Kroger Co.	151,419	6,921
	Dollar General Corp.	50,279	6,835
*	Dollar Tree Inc.	47,889	6,803
	Kraft Heinz Co.	182,396	6,745
	Hershey Co.	34,355	6,405
	Church & Dwight Co. Inc.	56,491	5,342
	Walgreens Boots Alliance Inc.	164,375	4,292
	Clorox Co.	28,364	4,044
	McCormick & Co. Inc. (Non-Voting)	57,581	3,940
	Lamb Weston Holdings Inc.	33,151	3,583
	Tyson Foods Inc. Class A	65,160	3,502
	Kellanova	60,426	3,378
	Bunge Global SA	33,237	3,355
	Conagra Brands Inc.	109,410	3,136
	J M Smucker Co.	24,379	3,081
	Molson Coors Beverage Co. Class B	42,342	2,592
	Brown-Forman Corp. Class B	41,986	2,397
5

Equity Index Portfolio
		Shares	Market Value• ($000)
	Hormel Foods Corp.	66,483	2,135
	Campbell Soup Co.	44,876	1,940
			564,390
Energy (3.9%)
	Exxon Mobil Corp.	917,271	91,709
	Chevron Corp.	402,002	59,963
	ConocoPhillips	271,822	31,550
	Schlumberger NV	327,124	17,024
	EOG Resources Inc.	133,570	16,155
	Phillips 66	100,777	13,417
	Marathon Petroleum Corp.	86,976	12,904
	Pioneer Natural Resources Co.	53,402	12,009
	Valero Energy Corp.	78,016	10,142
	Williams Cos. Inc.	278,831	9,712
	ONEOK Inc.	133,554	9,378
	Hess Corp.	63,369	9,135
	Occidental Petroleum Corp.	151,325	9,036
	Baker Hughes Co. Class A	230,732	7,886
	Kinder Morgan Inc.	443,350	7,821
	Halliburton Co.	204,748	7,402
	Devon Energy Corp.	146,825	6,651
	Diamondback Energy Inc.	40,992	6,357
	Targa Resources Corp.	50,981	4,429
	Coterra Energy Inc.	172,014	4,390
	EQT Corp.	94,084	3,637
	Marathon Oil Corp.	133,821	3,233
	APA Corp.	70,359	2,524
			356,464
Financials (12.9%)
*	Berkshire Hathaway Inc. Class B	416,676	148,612
	JPMorgan Chase & Co.	662,088	112,621
	Visa Inc. Class A	365,039	95,038
	Mastercard Inc. Class A	189,640	80,883
	Bank of America Corp.	1,576,846	53,092
	Wells Fargo & Co.	831,733	40,938
	S&P Global Inc.	74,196	32,685
	Goldman Sachs Group Inc.	74,687	28,812
	Morgan Stanley	289,435	26,990
	BlackRock Inc.	32,022	25,995
	American Express Co.	131,863	24,703
	Charles Schwab Corp.	340,825	23,449
	Citigroup Inc.	438,352	22,549
	Marsh & McLennan Cos. Inc.	112,899	21,391
	Progressive Corp.	133,983	21,341
	Blackstone Inc.	162,730	21,305
	Chubb Ltd.	93,424	21,114
*	Fiserv Inc.	137,444	18,258
	CME Group Inc.	82,432	17,360
	Intercontinental Exchange Inc.	131,056	16,832
	US Bancorp	356,623	15,435
*	PayPal Holdings Inc.	246,935	15,164
	PNC Financial Services Group Inc.	91,236	14,128
	Moody's Corp.	36,049	14,079
	Aon plc Class A	45,865	13,348
	Capital One Financial Corp.	87,268	11,443
	Truist Financial Corp.	305,475	11,278
	Arthur J Gallagher & Co.	49,444	11,119
	American International Group Inc.	160,877	10,899
	MSCI Inc. Class A	18,105	10,241
	Aflac Inc.	121,882	10,055
	Travelers Cos. Inc.	52,346	9,971
	MetLife Inc.	142,515	9,425
	Bank of New York Mellon Corp.	176,293	9,176
	Ameriprise Financial Inc.	23,198	8,811
	Prudential Financial Inc.	82,765	8,584
	Allstate Corp.	59,915	8,387
	Fidelity National Information Services Inc.	135,737	8,154
	Global Payments Inc.	59,588	7,568
		Shares	Market Value• ($000)
	Discover Financial Services	57,201	6,429
*	Arch Capital Group Ltd.	85,407	6,343
	Willis Towers Watson plc	23,622	5,698
	Hartford Financial Services Group Inc.	68,802	5,530
	T. Rowe Price Group Inc.	51,118	5,505
	State Street Corp.	70,591	5,468
	Fifth Third Bancorp	156,060	5,383
	M&T Bank Corp.	38,048	5,216
	Raymond James Financial Inc.	43,031	4,798
*	FleetCor Technologies Inc.	16,518	4,668
	Nasdaq Inc.	77,939	4,531
	Cboe Global Markets Inc.	24,162	4,314
	Huntington Bancshares Inc.	331,368	4,215
	FactSet Research Systems Inc.	8,689	4,145
	Regions Financial Corp.	212,766	4,123
	Northern Trust Corp.	47,436	4,003
	Principal Financial Group Inc.	50,174	3,947
	Brown & Brown Inc.	54,226	3,856
	Cincinnati Financial Corp.	35,888	3,713
	Synchrony Financial	94,654	3,615
	Citizens Financial Group Inc.	106,662	3,535
	Everest Group Ltd.	9,944	3,516
	W R Berkley Corp.	46,658	3,300
	KeyCorp	214,390	3,087
	Loews Corp.	41,881	2,914
	Jack Henry & Associates Inc.	16,726	2,733
	MarketAxess Holdings Inc.	8,699	2,548
	Globe Life Inc.	19,587	2,384
	Assurant Inc.	12,030	2,027
	Franklin Resources Inc.	64,791	1,930
	Invesco Ltd.	103,388	1,844
	Comerica Inc.	30,128	1,681
	Zions Bancorp NA	33,798	1,483
			1,189,715
Health Care (12.5%)
	UnitedHealth Group Inc.	211,820	111,517
	Eli Lilly & Co.	182,622	106,454
	Johnson & Johnson	551,289	86,409
	Merck & Co. Inc.	580,312	63,266
	AbbVie Inc.	404,326	62,658
	Thermo Fisher Scientific Inc.	88,480	46,964
	Abbott Laboratories	397,375	43,739
	Pfizer Inc.	1,293,107	37,229
	Amgen Inc.	122,565	35,301
	Danaher Corp.	150,600	34,840
*	Intuitive Surgical Inc.	80,623	27,199
	Elevance Health Inc.	53,808	25,374
	Medtronic plc	304,656	25,098
*	Vertex Pharmaceuticals Inc.	59,012	24,011
	Bristol-Myers Squibb Co.	465,967	23,909
	CVS Health Corp.	294,147	23,226
	Stryker Corp.	77,421	23,184
	Gilead Sciences Inc.	285,353	23,116
*	Regeneron Pharmaceuticals Inc.	24,533	21,547
	Zoetis Inc. Class A	105,144	20,752
	Cigna Group	67,014	20,067
*	Boston Scientific Corp.	335,257	19,381
	Becton Dickinson & Co.	66,424	16,196
	McKesson Corp.	30,483	14,113
	Humana Inc.	28,205	12,913
	HCA Healthcare Inc.	45,383	12,284
*	Dexcom Inc.	88,541	10,987
*	Edwards Lifesciences Corp.	138,997	10,599
*	IDEXX Laboratories Inc.	19,040	10,568
*	IQVIA Holdings Inc.	41,929	9,702
	Agilent Technologies Inc.	67,054	9,323
*	Centene Corp.	122,219	9,070
*	Biogen Inc.	33,166	8,582
	Cencora Inc.	38,188	7,843

6

Equity Index Portfolio
		Shares	Market Value• ($000)
*	Moderna Inc.	75,935	7,552
	GE HealthCare Technologies Inc.	89,673	6,933
*	Mettler-Toledo International Inc.	4,974	6,033
	West Pharmaceutical Services Inc.	16,939	5,965
	Zimmer Biomet Holdings Inc.	47,837	5,822
	ResMed Inc.	33,711	5,799
	Cardinal Health Inc.	56,391	5,684
*	Illumina Inc.	36,338	5,060
	STERIS plc	22,655	4,981
*	Molina Healthcare Inc.	13,361	4,827
	Baxter International Inc.	116,067	4,487
*	Align Technology Inc.	16,278	4,460
*	Waters Corp.	13,539	4,457
	Laboratory Corp. of America Holdings	19,428	4,416
	Cooper Cos. Inc.	11,347	4,294
*	Hologic Inc.	56,101	4,008
	Quest Diagnostics Inc.	25,690	3,542
*	Insulet Corp.	16,010	3,474
	Revvity Inc.	28,221	3,085
	Viatris Inc.	275,267	2,981
	Bio-Techne Corp.	36,142	2,789
*	Charles River Laboratories International Inc.	11,735	2,774
	Teleflex Inc.	10,784	2,689
*	Incyte Corp.	42,746	2,684
*	Henry Schein Inc.	30,024	2,273
	Universal Health Services Inc. Class B	13,961	2,128
*	Catalent Inc.	41,321	1,857
	DENTSPLY SIRONA Inc.	48,765	1,736
*	Bio-Rad Laboratories Inc. Class A	4,820	1,556
*	DaVita Inc.	12,285	1,287
			1,157,054
Industrials (8.8%)
	Caterpillar Inc.	116,823	34,541
	Union Pacific Corp.	139,611	34,291
*	Boeing Co.	130,237	33,948
	General Electric Co.	249,259	31,813
	Honeywell International Inc.	150,960	31,658
*	Uber Technologies Inc.	471,309	29,019
	RTX Corp.	329,286	27,706
	United Parcel Service Inc. Class B	165,636	26,043
	Deere & Co.	61,334	24,526
	Lockheed Martin Corp.	50,559	22,915
	Eaton Corp. plc	91,431	22,018
	Automatic Data Processing Inc.	94,181	21,941
	Illinois Tool Works Inc.	62,710	16,426
	CSX Corp.	452,659	15,694
	Northrop Grumman Corp.	32,467	15,199
	Waste Management Inc.	83,949	15,035
	3M Co.	126,440	13,822
	Parker-Hannifin Corp.	29,423	13,555
	General Dynamics Corp.	51,894	13,475
	FedEx Corp.	52,992	13,405
	TransDigm Group Inc.	12,672	12,819
	Trane Technologies plc	52,313	12,759
	Emerson Electric Co.	130,593	12,711
	Norfolk Southern Corp.	51,818	12,249
	Cintas Corp.	19,817	11,943
	PACCAR Inc.	119,797	11,698
	Carrier Global Corp.	192,307	11,048
*	Copart Inc.	200,264	9,813
	L3Harris Technologies Inc.	43,404	9,142
	Johnson Controls International plc	155,819	8,981
	United Rentals Inc.	15,538	8,910
	Paychex Inc.	73,609	8,768
	AMETEK Inc.	52,821	8,710
	Fastenal Co.	130,858	8,476
	WW Grainger Inc.	10,128	8,393
	Otis Worldwide Corp.	93,628	8,377
	Old Dominion Freight Line Inc.	20,471	8,298
		Shares	Market Value• ($000)
	Rockwell Automation Inc.	26,286	8,161
	Verisk Analytics Inc. Class A	33,195	7,929
	Cummins Inc.	32,454	7,775
	Republic Services Inc. Class A	46,785	7,715
	Quanta Services Inc.	33,294	7,185
	Ingersoll Rand Inc.	92,732	7,172
	Equifax Inc.	28,190	6,971
	Xylem Inc.	55,249	6,318
	Fortive Corp.	80,505	5,928
	Delta Air Lines Inc.	147,076	5,917
	Broadridge Financial Solutions Inc.	26,991	5,553
	Westinghouse Air Brake Technologies Corp.	40,997	5,203
	Dover Corp.	32,063	4,932
	Howmet Aerospace Inc.	89,671	4,853
*	Builders FirstSource Inc.	28,236	4,714
	Expeditors International of Washington Inc.	33,264	4,231
*	Axon Enterprise Inc.	16,147	4,171
	Veralto Corp.	50,191	4,129
	Hubbell Inc. Class B	12,283	4,040
	Southwest Airlines Co.	136,572	3,944
	IDEX Corp.	17,337	3,764
	Jacobs Solutions Inc.	28,863	3,746
	JB Hunt Transport Services Inc.	18,620	3,719
	Textron Inc.	44,845	3,606
	Snap-on Inc.	12,073	3,487
	Stanley Black & Decker Inc.	35,127	3,446
	Masco Corp.	51,321	3,437
	Leidos Holdings Inc.	31,448	3,404
	Nordson Corp.	12,421	3,281
*	United Airlines Holdings Inc.	74,875	3,089
	Rollins Inc.	64,457	2,815
	Pentair plc	37,831	2,751
	Allegion plc	20,150	2,553
*	Ceridian HCM Holding Inc.	35,807	2,403
	Huntington Ingalls Industries Inc.	9,068	2,354
	Paycom Software Inc.	11,235	2,323
	A O Smith Corp.	28,123	2,318
	CH Robinson Worldwide Inc.	26,693	2,306
	Robert Half Inc.	24,201	2,128
*	American Airlines Group Inc.	150,041	2,062
*	Generac Holdings Inc.	14,050	1,816
			807,774
Information Technology (28.7%)
	Apple Inc.	3,348,120	644,614
	Microsoft Corp.	1,702,108	640,061
	NVIDIA Corp.	565,672	280,132
	Broadcom Inc.	100,525	112,211
*	Adobe Inc.	104,272	62,209
*	Salesforce Inc.	222,833	58,636
*	Advanced Micro Devices Inc.	370,018	54,544
	Accenture plc Class A	143,730	50,436
	Intel Corp.	965,534	48,518
	Cisco Systems Inc.	927,540	46,859
	Intuit Inc.	64,183	40,116
	Oracle Corp.	363,876	38,363
	QUALCOMM Inc.	254,886	36,864
	Texas Instruments Inc.	207,974	35,451
	International Business Machines Corp.	209,112	34,200
*	ServiceNow Inc.	46,948	33,168
	Applied Materials Inc.	191,573	31,048
	Lam Research Corp.	30,182	23,640
	Analog Devices Inc.	114,108	22,657
	Micron Technology Inc.	251,464	21,460
*	Palo Alto Networks Inc.	71,184	20,991
	KLA Corp.	31,129	18,095
*	Synopsys Inc.	34,829	17,934
*	Cadence Design Systems Inc.	62,305	16,970
*	Arista Networks Inc.	57,724	13,595
	Amphenol Corp. Class A	137,067	13,588

7

Equity Index Portfolio
		Shares	Market Value• ($000)
	NXP Semiconductors NV	59,026	13,557
	Roper Technologies Inc.	24,474	13,343
*	Autodesk Inc.	48,973	11,924
	Motorola Solutions Inc.	38,027	11,906
	Microchip Technology Inc.	123,967	11,179
	TE Connectivity Ltd.	71,230	10,008
	Cognizant Technology Solutions Corp. Class A	114,950	8,682
*	Fortinet Inc.	146,116	8,552
*	ON Semiconductor Corp.	98,742	8,248
*	Gartner Inc.	17,873	8,063
*	ANSYS Inc.	19,873	7,212
	CDW Corp.	30,653	6,968
	Monolithic Power Systems Inc.	10,960	6,913
*	Fair Isaac Corp.	5,654	6,581
*	Keysight Technologies Inc.	40,623	6,463
	HP Inc.	199,568	6,005
	Corning Inc.	176,104	5,362
	Hewlett Packard Enterprise Co.	293,504	4,984
*	Teledyne Technologies Inc.	10,826	4,832
*	PTC Inc.	27,205	4,760
*	First Solar Inc.	24,472	4,216
	NetApp Inc.	47,768	4,211
*	VeriSign Inc.	20,319	4,185
*	Enphase Energy Inc.	31,260	4,131
	Skyworks Solutions Inc.	36,518	4,105
*	Akamai Technologies Inc.	34,504	4,084
*	Tyler Technologies Inc.	9,653	4,036
*	EPAM Systems Inc.	13,199	3,925
*	Western Digital Corp.	74,182	3,885
	Seagate Technology Holdings plc	44,507	3,800
	Teradyne Inc.	34,965	3,794
	Jabil Inc.	29,270	3,729
*	Zebra Technologies Corp. Class A	11,783	3,221
*	Trimble Inc.	56,828	3,023
	Gen Digital Inc.	129,114	2,946
*	Qorvo Inc.	22,328	2,514
*	F5 Inc.	13,658	2,445
	Juniper Networks Inc.	72,938	2,150
			2,646,302
Materials (2.4%)
	Linde plc	111,038	45,604
	Sherwin-Williams Co.	53,932	16,821
	Freeport-McMoRan Inc.	328,312	13,976
	Air Products and Chemicals Inc.	50,869	13,928
	Ecolab Inc.	58,169	11,538
	Newmont Corp.	264,013	10,928
	Nucor Corp.	56,353	9,808
	Dow Inc.	160,804	8,819
	PPG Industries Inc.	53,965	8,070
	Corteva Inc.	161,223	7,726
	DuPont de Nemours Inc.	98,389	7,569
	Martin Marietta Materials Inc.	14,137	7,053
	Vulcan Materials Co.	30,468	6,917
	LyondellBasell Industries NV Class A	58,785	5,589
	International Flavors & Fragrances Inc.	58,498	4,737
	Ball Corp.	72,157	4,150
	Steel Dynamics Inc.	34,807	4,111
	Albemarle Corp.	26,842	3,878
	Avery Dennison Corp.	18,424	3,725
	Celanese Corp. Class A	22,945	3,565
	CF Industries Holdings Inc.	43,706	3,475
	Packaging Corp. of America	20,509	3,341
	Amcor plc	330,744	3,188
	International Paper Co.	79,470	2,873
	Mosaic Co.	74,769	2,672
	Eastman Chemical Co.	27,258	2,448
		Shares	Market Value• ($000)
	Westrock Co.	58,656	2,435
	FMC Corp.	28,444	1,793
			220,737
Real Estate (2.5%)
	Prologis Inc.	211,618	28,209
	American Tower Corp.	106,768	23,049
	Equinix Inc.	21,503	17,318
	Crown Castle Inc.	99,432	11,454
	Welltower Inc.	126,802	11,434
	Public Storage	36,217	11,046
	Simon Property Group Inc.	74,642	10,647
	Realty Income Corp.	165,645	9,511
	Digital Realty Trust Inc.	69,297	9,326
*	CoStar Group Inc.	93,540	8,175
	Extra Space Storage Inc.	48,430	7,765
	VICI Properties Inc. Class A	236,732	7,547
*	CBRE Group Inc. Class A	69,773	6,495
	SBA Communications Corp. Class A	24,682	6,262
	AvalonBay Communities Inc.	32,563	6,096
	Weyerhaeuser Co.	167,199	5,814
	Equity Residential	79,256	4,847
	Iron Mountain Inc.	66,847	4,678
	Ventas Inc.	92,161	4,593
	Alexandria Real Estate Equities Inc.	35,830	4,542
	Invitation Homes Inc.	131,691	4,492
	Essex Property Trust Inc.	14,723	3,650
	Mid-America Apartment Communities Inc.	26,766	3,599
	Kimco Realty Corp.	152,293	3,245
	Host Hotels & Resorts Inc.	161,409	3,143
	UDR Inc.	69,142	2,648
	Regency Centers Corp.	37,537	2,515
	Healthpeak Properties Inc.	125,677	2,488
	Camden Property Trust	24,514	2,434
	Boston Properties Inc.	32,979	2,314
	Federal Realty Investment Trust	16,800	1,731
			231,067
Utilities (2.3%)
	NextEra Energy Inc.	469,881	28,541
	Southern Co.	249,740	17,512
	Duke Energy Corp.	176,486	17,126
	Sempra	144,215	10,777
	American Electric Power Co. Inc.	120,312	9,772
	Dominion Energy Inc.	191,607	9,006
	PG&E Corp.	488,071	8,800
	Constellation Energy Corp.	73,066	8,541
	Exelon Corp.	227,783	8,177
	Xcel Energy Inc.	126,499	7,832
	Consolidated Edison Inc.	79,029	7,189
	Public Service Enterprise Group Inc.	113,979	6,970
	Edison International	87,839	6,280
	WEC Energy Group Inc.	72,330	6,088
	American Water Works Co. Inc.	44,520	5,876
	DTE Energy Co.	47,272	5,212
	Eversource Energy	80,013	4,938
	Entergy Corp.	48,482	4,906
	PPL Corp.	169,016	4,580
	Ameren Corp.	60,231	4,357
	FirstEnergy Corp.	118,112	4,330
	CenterPoint Energy Inc.	144,732	4,135
	Atmos Energy Corp.	34,005	3,941
	CMS Energy Corp.	66,875	3,883
	Alliant Energy Corp.	58,380	2,995
	AES Corp.	153,567	2,956
	Evergy Inc.	52,711	2,752
	NRG Energy Inc.	51,648	2,670
	NiSource Inc.	94,745	2,515

8

Equity Index Portfolio
	Shares	Market Value• ($000)
Pinnacle West Capital Corp.	25,972	1,866
		214,523
Total Common Stocks (Cost $4,687,204)		9,169,694
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3] Vanguard Market Liquidity Fund, 5.435% (Cost $36,116)	361,199	36,113
Total Investments (99.8%) (Cost $4,723,320)		9,205,807
Other Assets and Liabilities—Net (0.2%)		16,566
Net Assets (100%)		9,222,373
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $104,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $112,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2024	223	53,743	994
See accompanying Notes, which are an integral part of the Financial Statements.
9

Equity Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,687,204)	9,169,694
Affiliated Issuers (Cost $36,116)	36,113
Total Investments in Securities	9,205,807
Investment in Vanguard	291
Cash Collateral Pledged—Futures Contracts	2,274
Receivables for Investment Securities Sold	48
Receivables for Accrued Income	8,684
Receivables for Capital Shares Issued	7,894
Variation Margin Receivable—Futures Contracts	330
Total Assets	9,225,328
Liabilities
Due to Custodian	503
Payables for Investment Securities Purchased	361
Collateral for Securities on Loan	112
Payables for Capital Shares Redeemed	1,416
Payables to Vanguard	563
Total Liabilities	2,955
Net Assets	9,222,373
1 Includes $104,000 of securities on loan.
At December 31, 2023, net assets consisted of:

Paid-in Capital	4,235,946
Total Distributable Earnings (Loss)	4,986,427
Net Assets	9,222,373

Net Assets
Applicable to 151,467,667 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,222,373
Net Asset Value Per Share	$60.89
See accompanying Notes, which are an integral part of the Financial Statements.
10

Equity Index Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	137,726
Interest[2]	1,383
Securities Lending—Net	5
Total Income	139,114
Expenses
The Vanguard Group—Note B
Investment Advisory Services	246
Management and Administrative	10,784
Marketing and Distribution	436
Custodian Fees	70
Auditing Fees	74
Shareholders’ Reports	111
Trustees’ Fees and Expenses	5
Other Expenses	21
Total Expenses	11,747
Net Investment Income	127,367
Realized Net Gain (Loss)
Investment Securities Sold[2]	377,884
Futures Contracts	2,760
Realized Net Gain (Loss)	380,644
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,452,410
Futures Contracts	2,083
Change in Unrealized Appreciation (Depreciation)	1,454,493
Net Increase (Decrease) in Net Assets Resulting from Operations	1,962,504
1	Dividends are net of foreign withholding taxes of $37,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,291,000, ($2,000), less than $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Equity Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	127,367	119,202
Realized Net Gain (Loss)	380,644	267,407
Change in Unrealized Appreciation (Depreciation)	1,454,493	(2,080,128)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,962,504	(1,693,519)
Distributions
Total Distributions	(385,336)	(465,299)
Capital Share Transactions
Issued	670,469	849,472
Issued in Lieu of Cash Distributions	385,336	465,299
Redeemed	(1,002,164)	(918,334)
Net Increase (Decrease) from Capital Share Transactions	53,641	396,437
Total Increase (Decrease)	1,630,809	(1,762,381)
Net Assets
Beginning of Period	7,591,564	9,353,945
End of Period	9,222,373	7,591,564
See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$50.74	$65.47	$53.76	$47.70	$38.03
Investment Operations
Net Investment Income[1]	.833	.806	.738	.798	.805
Net Realized and Unrealized Gain (Loss) on Investments	11.870	(12.244)	13.978	7.014	10.791
Total from Investment Operations	12.703	(11.438)	14.716	7.812	11.596
Distributions
Dividends from Net Investment Income	(.794)	(.758)	(.754)	(.806)	(.834)
Distributions from Realized Capital Gains	(1.759)	(2.534)	(2.252)	(.946)	(1.092)
Total Distributions	(2.553)	(3.292)	(3.006)	(1.752)	(1.926)
Net Asset Value, End of Period	$60.89	$50.74	$65.47	$53.76	$47.70
Total Return	26.11%	-18.23%	28.55%	18.20%	31.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,222	$7,592	$9,354	$7,555	$6,458
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%[2]	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.48%	1.25%	1.73%	1.87%
Portfolio Turnover Rate	5%	5%	4%	8%	4%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Index Portfolio
Notes to Financial Statements
The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While
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Equity Index Portfolio
collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $291,000, representing less than 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Equity Index Portfolio
At December 31, 2023, 100% of the market value of the portfolio's investments and derivatives was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	125,996
Undistributed Long-Term Gains	378,281
Net Unrealized Gains (Losses)	4,482,150
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	4,986,427
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	119,864	114,459
Long-Term Capital Gains	265,472	350,840
Total	385,336	465,299
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,723,657
Gross Unrealized Appreciation	4,888,329
Gross Unrealized Depreciation	(406,179)
Net Unrealized Appreciation (Depreciation)	4,482,150
E.  During the year ended December 31, 2023, the portfolio purchased $406,753,000 of investment securities and sold $614,570,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2023, such purchases were $31,908,000 and sales were $26,128,000, resulting in net realized loss of $9,379,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Equity Index Portfolio
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)
Issued	12,250	15,519
Issued in Lieu of Cash Distributions	7,687	7,787
Redeemed	(18,089)	(16,568)
Net Increase (Decrease) in Shares Outstanding	1,848	6,738
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 44% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
For corporate shareholders, 95.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $481,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $265,472,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
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The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Equity Index Portfolio or the timing of the issuance or sale of Vanguard Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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Q690EQUX 022024

Annual Report  |  December 31, 2023
Vanguard Variable Insurance Funds
Global Bond Index Portfolio
(with underlying Total Bond Market Index Portfolio)
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Global Bond Index Portfolio returned 6.52%, in line with the 6.56% return of its composite benchmark index.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	All countries in the index had positive returns; many posted double-digit gains. Broadly, long-duration bonds outpaced those with shorter maturities, corporate bonds posted higher returns than government issues, and bonds with lower credit ratings did better than higher-rated securities.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Global Bond Index Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Global Bond Index Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2023
Global Bond Index Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,037.40	$0.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Global Bond Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: September 7, 2017, Through December 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Since Inception (9/7/2017)	Final Value of a $10,000 Investment
Global Bond Index Portfolio	6.52%	0.99%	0.88%	$10,570
Global Bond Composite Index	6.56	1.14	1.02	10,661
Global Bond Composite Index: Weighted 70% Bloomberg U.S. Aggregate Float Adjusted Index and 30% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).
“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
3

Global Bond Index Portfolio
Underlying Vanguard Funds
As of December 31, 2023
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	70.0%
Vanguard Total International Bond Index Fund Admiral Shares	30.0
The table reflects the portfolio's investments, except for short-term investments.
4

Global Bond Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Bond Fund (70.0%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	29,057,616	308,882
International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	6,698,265	132,090
Total Investment Companies (Cost $501,064)		440,972
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.435% (Cost $173)	1,733	173
Total Investments (100.0%) (Cost $501,237)		441,145
Other Assets and Liabilities—Net (0.0%)		(84)
Net Assets (100%)		441,061
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Global Bond Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $501,237)	441,145
Receivables for Investment Securities Sold	287
Receivables for Accrued Income	1
Receivables for Capital Shares Issued	101
Total Assets	441,534
Liabilities
Payables for Capital Shares Redeemed	473
Total Liabilities	473
Net Assets	441,061
At December 31, 2023, net assets consisted of:

Paid-in Capital	489,169
Total Distributable Earnings (Loss)	(48,108)
Net Assets	441,061

Net Assets
Applicable to 23,708,742 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	441,061
Net Asset Value Per Share	$18.60
See accompanying Notes, which are an integral part of the Financial Statements.
6

Global Bond Index Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	12,438
Net Investment Income—Note B	12,438
Realized Net Gain (Loss) on Affiliated Funds Sold	108
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	13,734
Net Increase (Decrease) in Net Assets Resulting from Operations	26,280
See accompanying Notes, which are an integral part of the Financial Statements.
7

Global Bond Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,438	7,788
Realized Net Gain (Loss)	108	470
Change in Unrealized Appreciation (Depreciation)	13,734	(68,907)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,280	(60,649)
Distributions
Total Distributions	(8,331)	(15,847)
Capital Share Transactions
Issued	80,231	62,635
Issued in Lieu of Cash Distributions	8,331	15,847
Redeemed	(51,161)	(81,730)
Net Increase (Decrease) from Capital Share Transactions	37,401	(3,248)
Total Increase (Decrease)	55,350	(79,744)
Net Assets
Beginning of Period	385,711	465,455
End of Period	441,061	385,711
See accompanying Notes, which are an integral part of the Financial Statements.
8

Global Bond Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$17.83	$21.30	$22.40	$21.41	$20.07
Investment Operations
Net Investment Income[1]	.546	.352	.498	.437	.571
Capital Gain Distributions Received[1]	—	.098	.165	.011	—
Net Realized and Unrealized Gain (Loss) on Investments	.602	(3.193)	(1.083)	.962	1.100
Total from Investment Operations	1.148	(2.743)	(.420)	1.410	1.671
Distributions
Dividends from Net Investment Income	(.348)	(.531)	(.390)	(.338)	(.306)
Distributions from Realized Capital Gains	(.030)	(.196)	(.290)	(.082)	(.025)
Total Distributions	(.378)	(.727)	(.680)	(.420)	(.331)
Net Asset Value, End of Period	$18.60	$17.83	$21.30	$22.40	$21.41
Total Return	6.52%	-13.13%	-1.84%	6.67%	8.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$441	$386	$465	$438	$232
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	3.04%	1.87%	2.32%	1.98%	2.73%
Portfolio Turnover Rate	8%	11%	7%	16%	12%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Global Bond Index Portfolio
Notes to Financial Statements
The Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in Vanguard Variable Insurance Funds Total Bond Market Index Portfolio. The accompanying financial statements of Vanguard Variable Insurance Funds Total Bond Market Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines
10

Global Bond Index Portfolio
approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the year ended December 31, 2023, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	12,259
Undistributed Long-Term Gains	286
Net Unrealized Gains (Losses)	(60,653)
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(48,108)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	7,663	11,556
Long-Term Capital Gains	668	4,291
Total	8,331	15,847
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	501,798
Gross Unrealized Appreciation	926
Gross Unrealized Depreciation	(61,579)
Net Unrealized Appreciation (Depreciation)	(60,653)
11

Global Bond Index Portfolio
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)
Issued	4,476	3,291
Issued in Lieu of Cash Distributions	465	824
Redeemed	(2,865)	(4,337)
Net Increase (Decrease) in Shares Outstanding	2,076	(222)
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	5	—	173
Vanguard Total International Bond Index Fund	115,544	25,510	13,755	7	4,784	5,553	—	132,090
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	270,525	47,575	18,269	101	8,950	6,880	—	308,882
Total	386,069	73,085	32,024	108	13,734	12,438	—	441,145
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
At December 31, 2023, two shareholders (insurance company separate accounts whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each a record or beneficial owner of at least 25% or more of the portfolio’s net assets, with a combined ownership of 64%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Global Bond Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations  for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
The portfolio hereby designates $19,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $668,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 65.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
14

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Global Bond Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Global Bond Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Global Bond Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Global Bond Index Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Global Bond Index Portfolio customers, in connection with the administration, marketing or trading of the Global Bond Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GLOBAL BOND INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GLOBAL BOND INDEX PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690GBI 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Total Bond Market Index Portfolio returned 5.58%, in line with the 5.60% return of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index.
•	With inflation continuing to ease, several major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	With yields ending 2023 mixed, U.S. Treasuries returned 4.05%, as measured by the Bloomberg U.S. Treasury Index. Returns were higher for corporate bonds (+8.52%) and for mortgage-backed bonds (+5.05%), as measured by components of the Bloomberg U.S. Aggregate Bond Index.
•	By credit quality, lower-rated investment-grade bonds generally fared better than higher-rated ones. By maturity, longer-dated bonds outperformed those with shorter maturities.
•	Over the past decade, the portfolio recorded an average annual return of 1.71%, in line with its benchmark index.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Total Bond Market Index Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,033.00	$0.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Total Bond Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Bond Market Index Portfolio	5.58%	1.04%	1.71%	$11,846
Bloomberg U.S. Aggregate Float Adjusted Index	5.60	1.17	1.83	11,989

See Financial Highlights for dividend and capital gains information.
3

Total Bond Market Index Portfolio
Portfolio Allocation
As of December 31, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	2.6%
Corporate Bonds	26.9
Sovereign Bonds	3.4
Taxable Municipal Bonds	0.6
U.S. Government and Agency Obligations	66.5
The table reflects the portfolio’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
4

Total Bond Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (66.0%)
U.S. Government Securities (44.9%)
United States Treasury Note/Bond	2.500%	1/31/25	5,590	5,459
United States Treasury Note/Bond	4.125%	1/31/25	3,850	3,827
United States Treasury Note/Bond	1.500%	2/15/25	6,240	6,022
United States Treasury Note/Bond	2.000%	2/15/25	8,624	8,368
United States Treasury Note/Bond	1.125%	2/28/25	10,386	9,974
United States Treasury Note/Bond	4.625%	2/28/25	5,525	5,521
United States Treasury Note/Bond	1.750%	3/15/25	7,025	6,788
United States Treasury Note/Bond	0.500%	3/31/25	13,674	12,998
United States Treasury Note/Bond	2.625%	3/31/25	1,961	1,914
United States Treasury Note/Bond	3.875%	3/31/25	1,782	1,766
United States Treasury Note/Bond	2.625%	4/15/25	10,291	10,037
United States Treasury Note/Bond	0.375%	4/30/25	8,094	7,660
United States Treasury Note/Bond	2.875%	4/30/25	4,060	3,971
United States Treasury Note/Bond	3.875%	4/30/25	7,911	7,841
United States Treasury Note/Bond	2.125%	5/15/25	8,935	8,649
United States Treasury Note/Bond	2.750%	5/15/25	5,755	5,617
United States Treasury Note/Bond	0.250%	5/31/25	9,593	9,034
United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,205
United States Treasury Note/Bond	4.250%	5/31/25	7,441	7,413
United States Treasury Note/Bond	2.875%	6/15/25	11,785	11,518
United States Treasury Note/Bond	0.250%	6/30/25	11,764	11,047
United States Treasury Note/Bond	2.750%	6/30/25	4,880	4,761
United States Treasury Note/Bond	4.625%	6/30/25	8,596	8,617
United States Treasury Note/Bond	3.000%	7/15/25	4,590	4,490
United States Treasury Note/Bond	0.250%	7/31/25	8,797	8,238
United States Treasury Note/Bond	2.875%	7/31/25	5,105	4,983
United States Treasury Note/Bond	4.750%	7/31/25	7,248	7,282
United States Treasury Note/Bond	2.000%	8/15/25	23,280	22,404
United States Treasury Note/Bond	3.125%	8/15/25	5,969	5,850
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,159
United States Treasury Note/Bond	0.250%	8/31/25	6,080	5,677
United States Treasury Note/Bond	2.750%	8/31/25	4,085	3,976
United States Treasury Note/Bond	5.000%	8/31/25	7,531	7,602
United States Treasury Note/Bond	3.500%	9/15/25	4,500	4,434
United States Treasury Note/Bond	0.250%	9/30/25	8,125	7,566
United States Treasury Note/Bond	3.000%	9/30/25	1,000	977
United States Treasury Note/Bond	5.000%	9/30/25	5,805	5,865
United States Treasury Note/Bond	4.250%	10/15/25	8,390	8,376
United States Treasury Note/Bond	0.250%	10/31/25	7,765	7,213
United States Treasury Note/Bond	3.000%	10/31/25	4,015	3,922
United States Treasury Note/Bond	5.000%	10/31/25	5,001	5,059
United States Treasury Note/Bond	2.250%	11/15/25	10,421	10,037
United States Treasury Note/Bond	4.500%	11/15/25	7,088	7,112
United States Treasury Note/Bond	0.375%	11/30/25	11,730	10,892
United States Treasury Note/Bond	2.875%	11/30/25	6,285	6,123
United States Treasury Note/Bond	4.875%	11/30/25	13,590	13,732
United States Treasury Note/Bond	4.000%	12/15/25	10,225	10,172
United States Treasury Note/Bond	0.375%	12/31/25	13,793	12,784
United States Treasury Note/Bond	2.625%	12/31/25	4,165	4,037
United States Treasury Note/Bond	3.875%	1/15/26	6,775	6,724
United States Treasury Note/Bond	0.375%	1/31/26	11,120	10,272
United States Treasury Note/Bond	2.625%	1/31/26	4,700	4,552
United States Treasury Note/Bond	1.625%	2/15/26	9,136	8,659
United States Treasury Note/Bond	4.000%	2/15/26	6,868	6,837
United States Treasury Note/Bond	0.500%	2/28/26	8,501	7,855
United States Treasury Note/Bond	2.500%	2/28/26	3,700	3,571
United States Treasury Note/Bond	4.625%	3/15/26	10,515	10,609
United States Treasury Note/Bond	0.750%	3/31/26	8,152	7,566
United States Treasury Note/Bond	2.250%	3/31/26	6,250	5,996
United States Treasury Note/Bond	3.750%	4/15/26	6,220	6,164
United States Treasury Note/Bond	0.750%	4/30/26	9,777	9,045
United States Treasury Note/Bond	2.375%	4/30/26	4,780	4,593
United States Treasury Note/Bond	1.625%	5/15/26	10,789	10,180
United States Treasury Note/Bond	3.625%	5/15/26	7,086	7,005
United States Treasury Note/Bond	0.750%	5/31/26	11,025	10,177
United States Treasury Note/Bond	2.125%	5/31/26	4,595	4,388
United States Treasury Note/Bond	4.125%	6/15/26	6,563	6,563
United States Treasury Note/Bond	0.875%	6/30/26	3,977	3,678
United States Treasury Note/Bond	1.875%	6/30/26	3,535	3,352
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	4.500%	7/15/26	5,457	5,510
United States Treasury Note/Bond	0.625%	7/31/26	9,800	8,976
United States Treasury Note/Bond	1.875%	7/31/26	6,966	6,589
United States Treasury Note/Bond	1.500%	8/15/26	10,068	9,423
United States Treasury Note/Bond	4.375%	8/15/26	12,028	12,114
United States Treasury Note/Bond	6.750%	8/15/26	630	669
United States Treasury Note/Bond	0.750%	8/31/26	12,214	11,200
United States Treasury Note/Bond	1.375%	8/31/26	3,100	2,890
United States Treasury Note/Bond	4.625%	9/15/26	5,800	5,882
United States Treasury Note/Bond	0.875%	9/30/26	8,820	8,103
United States Treasury Note/Bond	1.625%	9/30/26	1,615	1,515
United States Treasury Note/Bond	4.625%	10/15/26	6,756	6,858
United States Treasury Note/Bond	1.125%	10/31/26	9,930	9,164
United States Treasury Note/Bond	1.625%	10/31/26	4,075	3,815
United States Treasury Note/Bond	2.000%	11/15/26	8,921	8,436
United States Treasury Note/Bond	4.625%	11/15/26	9,608	9,763
United States Treasury Note/Bond	6.500%	11/15/26	765	813
United States Treasury Note/Bond	1.250%	11/30/26	10,220	9,450
United States Treasury Note/Bond	1.625%	11/30/26	5,070	4,739
United States Treasury Note/Bond	1.250%	12/31/26	9,191	8,486
United States Treasury Note/Bond	1.750%	12/31/26	4,983	4,670
United States Treasury Note/Bond	1.500%	1/31/27	9,134	8,480
United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,049
United States Treasury Note/Bond	6.625%	2/15/27	65	70
United States Treasury Note/Bond	1.125%	2/28/27	3,143	2,879
United States Treasury Note/Bond	1.875%	2/28/27	8,238	7,726
United States Treasury Note/Bond	0.625%	3/31/27	5,063	4,552
United States Treasury Note/Bond	2.500%	3/31/27	6,975	6,668
United States Treasury Note/Bond	0.500%	4/30/27	4,290	3,831
United States Treasury Note/Bond	2.750%	4/30/27	5,620	5,408
United States Treasury Note/Bond	2.375%	5/15/27	10,931	10,383
United States Treasury Note/Bond	0.500%	5/31/27	6,605	5,883
United States Treasury Note/Bond	2.625%	5/31/27	8,160	7,813
United States Treasury Note/Bond	0.500%	6/30/27	7,990	7,097
United States Treasury Note/Bond	3.250%	6/30/27	9,864	9,642
United States Treasury Note/Bond	0.375%	7/31/27	8,560	7,552
United States Treasury Note/Bond	2.750%	7/31/27	9,284	8,914
United States Treasury Note/Bond	2.250%	8/15/27	8,422	7,943
United States Treasury Note/Bond	6.375%	8/15/27	185	199
United States Treasury Note/Bond	0.500%	8/31/27	7,825	6,915
United States Treasury Note/Bond	3.125%	8/31/27	7,888	7,669
United States Treasury Note/Bond	0.375%	9/30/27	7,875	6,908
United States Treasury Note/Bond	4.125%	9/30/27	7,865	7,919
United States Treasury Note/Bond	0.500%	10/31/27	11,115	9,774
United States Treasury Note/Bond	4.125%	10/31/27	8,761	8,820
United States Treasury Note/Bond	2.250%	11/15/27	8,402	7,902
United States Treasury Note/Bond	6.125%	11/15/27	6,089	6,551
United States Treasury Note/Bond	0.625%	11/30/27	8,128	7,167
United States Treasury Note/Bond	3.875%	11/30/27	11,760	11,740
United States Treasury Note/Bond	0.625%	12/31/27	11,360	9,990
United States Treasury Note/Bond	3.875%	12/31/27	6,060	6,053
United States Treasury Note/Bond	0.750%	1/31/28	12,285	10,834
United States Treasury Note/Bond	3.500%	1/31/28	7,650	7,534
United States Treasury Note/Bond	2.750%	2/15/28	9,790	9,359
United States Treasury Note/Bond	1.125%	2/29/28	11,393	10,190
United States Treasury Note/Bond	4.000%	2/29/28	5,424	5,444
United States Treasury Note/Bond	1.250%	3/31/28	10,511	9,427
United States Treasury Note/Bond	3.625%	3/31/28	8,071	7,985
United States Treasury Note/Bond	1.250%	4/30/28	12,326	11,039
United States Treasury Note/Bond	3.500%	4/30/28	6,703	6,600
United States Treasury Note/Bond	2.875%	5/15/28	12,080	11,589
United States Treasury Note/Bond	1.250%	5/31/28	10,615	9,489
United States Treasury Note/Bond	3.625%	5/31/28	5,882	5,823
United States Treasury Note/Bond	1.250%	6/30/28	9,941	8,869
United States Treasury Note/Bond	4.000%	6/30/28	8,012	8,053
United States Treasury Note/Bond	1.000%	7/31/28	11,480	10,101
United States Treasury Note/Bond	4.125%	7/31/28	6,769	6,842
United States Treasury Note/Bond	2.875%	8/15/28	11,632	11,134
United States Treasury Note/Bond	5.500%	8/15/28	325	347
United States Treasury Note/Bond	1.125%	8/31/28	10,610	9,372
United States Treasury Note/Bond	4.375%	8/31/28	8,667	8,857
5

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.250%	9/30/28	11,767	10,433
United States Treasury Note/Bond	4.625%	9/30/28	8,643	8,927
United States Treasury Note/Bond	1.375%	10/31/28	10,725	9,550
United States Treasury Note/Bond	4.875%	10/31/28	8,068	8,426
United States Treasury Note/Bond	3.125%	11/15/28	11,328	10,949
United States Treasury Note/Bond	5.250%	11/15/28	1,655	1,752
United States Treasury Note/Bond	1.500%	11/30/28	9,995	8,939
United States Treasury Note/Bond	4.375%	11/30/28	11,190	11,458
United States Treasury Note/Bond	1.375%	12/31/28	10,590	9,400
United States Treasury Note/Bond	3.750%	12/31/28	6,555	6,528
United States Treasury Note/Bond	1.750%	1/31/29	8,040	7,259
United States Treasury Note/Bond	2.625%	2/15/29	10,133	9,547
United States Treasury Note/Bond	1.875%	2/28/29	8,640	7,838
United States Treasury Note/Bond	2.375%	3/31/29	10,295	9,565
United States Treasury Note/Bond	2.875%	4/30/29	7,750	7,378
United States Treasury Note/Bond	2.375%	5/15/29	9,195	8,532
United States Treasury Note/Bond	2.750%	5/31/29	6,730	6,360
United States Treasury Note/Bond	3.250%	6/30/29	7,145	6,923
United States Treasury Note/Bond	2.625%	7/31/29	8,050	7,547
United States Treasury Note/Bond	1.625%	8/15/29	7,070	6,296
United States Treasury Note/Bond	3.125%	8/31/29	5,835	5,611
United States Treasury Note/Bond	3.875%	9/30/29	4,525	4,520
United States Treasury Note/Bond	4.000%	10/31/29	5,925	5,958
United States Treasury Note/Bond	1.750%	11/15/29	4,541	4,056
United States Treasury Note/Bond	3.875%	11/30/29	8,703	8,695
United States Treasury Note/Bond	3.875%	12/31/29	4,879	4,875
United States Treasury Note/Bond	3.500%	1/31/30	3,830	3,750
United States Treasury Note/Bond	1.500%	2/15/30	7,154	6,237
United States Treasury Note/Bond	4.000%	2/28/30	4,540	4,567
United States Treasury Note/Bond	3.625%	3/31/30	4,725	4,656
United States Treasury Note/Bond	3.500%	4/30/30	5,295	5,180
United States Treasury Note/Bond	0.625%	5/15/30	14,554	11,902
United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,524
United States Treasury Note/Bond	3.750%	5/31/30	6,130	6,082
United States Treasury Note/Bond	3.750%	6/30/30	4,600	4,563
United States Treasury Note/Bond	4.000%	7/31/30	6,044	6,083
United States Treasury Note/Bond	0.625%	8/15/30	18,852	15,305
United States Treasury Note/Bond	4.125%	8/31/30	5,681	5,759
United States Treasury Note/Bond	4.625%	9/30/30	6,192	6,462
United States Treasury Note/Bond	4.875%	10/31/30	5,840	6,185
United States Treasury Note/Bond	0.875%	11/15/30	19,461	16,007
United States Treasury Note/Bond	4.375%	11/30/30	6,405	6,594
United States Treasury Note/Bond	3.750%	12/31/30	8,300	8,239
United States Treasury Note/Bond	1.125%	2/15/31	21,338	17,827
United States Treasury Note/Bond	5.375%	2/15/31	1,540	1,684
United States Treasury Note/Bond	1.625%	5/15/31	19,034	16,345
United States Treasury Note/Bond	1.250%	8/15/31	20,157	16,705
United States Treasury Note/Bond	1.375%	11/15/31	22,353	18,584
United States Treasury Note/Bond	1.875%	2/15/32	20,883	17,976
United States Treasury Note/Bond	2.875%	5/15/32	18,654	17,313
United States Treasury Note/Bond	2.750%	8/15/32	17,860	16,381
United States Treasury Note/Bond	4.125%	11/15/32	18,909	19,249
United States Treasury Note/Bond	3.500%	2/15/33	18,813	18,269
United States Treasury Note/Bond	3.375%	5/15/33	19,693	18,930
United States Treasury Note/Bond	3.875%	8/15/33	20,557	20,563
United States Treasury Note/Bond	4.500%	11/15/33	13,401	14,092
United States Treasury Note/Bond	4.500%	2/15/36	2,920	3,119
United States Treasury Note/Bond	4.750%	2/15/37	1,670	1,830
United States Treasury Note/Bond	5.000%	5/15/37	1,885	2,111
United States Treasury Note/Bond	4.375%	2/15/38	1,200	1,263
United States Treasury Note/Bond	4.500%	5/15/38	1,059	1,127
United States Treasury Note/Bond	3.500%	2/15/39	1,320	1,252
United States Treasury Note/Bond	4.250%	5/15/39	1,512	1,560
United States Treasury Note/Bond	4.500%	8/15/39	2,601	2,757
United States Treasury Note/Bond	4.375%	11/15/39	1,742	1,818
United States Treasury Note/Bond	4.625%	2/15/40	1,300	1,394
United States Treasury Note/Bond	1.125%	5/15/40	6,810	4,399
United States Treasury Note/Bond	4.375%	5/15/40	1,875	1,951
United States Treasury Note/Bond	1.125%	8/15/40	8,205	5,249
United States Treasury Note/Bond	3.875%	8/15/40	2,515	2,458
United States Treasury Note/Bond	1.375%	11/15/40	10,129	6,741
United States Treasury Note/Bond	4.250%	11/15/40	2,195	2,242
United States Treasury Note/Bond	1.875%	2/15/41	12,303	8,870
United States Treasury Note/Bond	4.750%	2/15/41	2,556	2,770
United States Treasury Note/Bond	2.250%	5/15/41	10,495	8,021
United States Treasury Note/Bond	4.375%	5/15/41	1,904	1,968
United States Treasury Note/Bond	1.750%	8/15/41	13,291	9,270
United States Treasury Note/Bond	3.750%	8/15/41	2,140	2,041
United States Treasury Note/Bond	2.000%	11/15/41	11,218	8,142
United States Treasury Note/Bond	3.125%	11/15/41	2,701	2,355
United States Treasury Note/Bond	2.375%	2/15/42	9,361	7,208
United States Treasury Note/Bond	3.125%	2/15/42	2,081	1,808
United States Treasury Note/Bond	3.000%	5/15/42	1,720	1,459
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.250%	5/15/42	7,780	6,848
	United States Treasury Note/Bond	2.750%	8/15/42	2,895	2,354
	United States Treasury Note/Bond	3.375%	8/15/42	5,242	4,690
	United States Treasury Note/Bond	2.750%	11/15/42	4,646	3,766
	United States Treasury Note/Bond	4.000%	11/15/42	6,122	5,969
	United States Treasury Note/Bond	3.125%	2/15/43	3,380	2,897
	United States Treasury Note/Bond	3.875%	2/15/43	5,624	5,381
	United States Treasury Note/Bond	2.875%	5/15/43	4,440	3,655
	United States Treasury Note/Bond	3.875%	5/15/43	6,186	5,918
	United States Treasury Note/Bond	3.625%	8/15/43	4,680	4,314
	United States Treasury Note/Bond	4.375%	8/15/43	5,970	6,115
	United States Treasury Note/Bond	3.750%	11/15/43	2,454	2,298
	United States Treasury Note/Bond	4.750%	11/15/43	3,860	4,154
	United States Treasury Note/Bond	3.625%	2/15/44	5,452	5,009
	United States Treasury Note/Bond	3.375%	5/15/44	5,369	4,745
	United States Treasury Note/Bond	3.125%	8/15/44	5,996	5,089
	United States Treasury Note/Bond	3.000%	11/15/44	5,702	4,733
	United States Treasury Note/Bond	2.500%	2/15/45	6,755	5,130
	United States Treasury Note/Bond	3.000%	5/15/45	3,682	3,046
	United States Treasury Note/Bond	2.875%	8/15/45	4,641	3,753
	United States Treasury Note/Bond	3.000%	11/15/45	840	693
	United States Treasury Note/Bond	2.500%	2/15/46	4,765	3,586
	United States Treasury Note/Bond	2.500%	5/15/46	5,456	4,097
	United States Treasury Note/Bond	2.250%	8/15/46	6,111	4,358
	United States Treasury Note/Bond	2.875%	11/15/46	2,765	2,221
	United States Treasury Note/Bond	3.000%	2/15/47	4,690	3,847
	United States Treasury Note/Bond	3.000%	5/15/47	4,615	3,783
	United States Treasury Note/Bond	2.750%	8/15/47	6,238	4,876
	United States Treasury Note/Bond	2.750%	11/15/47	5,833	4,557
	United States Treasury Note/Bond	3.000%	2/15/48	6,979	5,708
	United States Treasury Note/Bond	3.125%	5/15/48	7,184	6,007
	United States Treasury Note/Bond	3.000%	8/15/48	7,810	6,382
	United States Treasury Note/Bond	3.375%	11/15/48	7,625	6,669
	United States Treasury Note/Bond	3.000%	2/15/49	8,344	6,816
	United States Treasury Note/Bond	2.875%	5/15/49	7,105	5,670
	United States Treasury Note/Bond	2.250%	8/15/49	6,969	4,887
	United States Treasury Note/Bond	2.375%	11/15/49	6,432	4,633
	United States Treasury Note/Bond	2.000%	2/15/50	8,212	5,425
	United States Treasury Note/Bond	1.250%	5/15/50	10,341	5,600
	United States Treasury Note/Bond	1.375%	8/15/50	11,171	6,254
	United States Treasury Note/Bond	1.625%	11/15/50	12,196	7,299
	United States Treasury Note/Bond	1.875%	2/15/51	13,054	8,318
	United States Treasury Note/Bond	2.375%	5/15/51	13,225	9,481
	United States Treasury Note/Bond	2.000%	8/15/51	12,950	8,494
	United States Treasury Note/Bond	1.875%	11/15/51	12,140	7,711
	United States Treasury Note/Bond	2.250%	2/15/52	11,667	8,123
	United States Treasury Note/Bond	2.875%	5/15/52	10,830	8,661
	United States Treasury Note/Bond	3.000%	8/15/52	10,798	8,868
	United States Treasury Note/Bond	4.000%	11/15/52	10,051	9,957
	United States Treasury Note/Bond	3.625%	2/15/53	10,358	9,605
	United States Treasury Note/Bond	3.625%	5/15/53	11,694	10,859
	United States Treasury Note/Bond	4.125%	8/15/53	11,793	11,974
	United States Treasury Note/Bond	4.750%	11/15/53	8,030	9,045
					1,940,051
Agency Bonds and Notes (0.8%)
	Federal Farm Credit Banks Funding Corp.	1.125%	1/6/25	210	202
	Federal Farm Credit Banks Funding Corp.	1.750%	2/14/25	520	503
	Federal Farm Credit Banks Funding Corp.	4.250%	9/30/25	280	279
	Federal Farm Credit Banks Funding Corp.	5.125%	10/10/25	600	607
	Federal Farm Credit Banks Funding Corp.	4.375%	6/23/26	2,425	2,434
	Federal Farm Credit Banks Funding Corp.	4.500%	8/14/26	200	202
	Federal Home Loan Banks	5.000%	2/28/25	1,350	1,354
	Federal Home Loan Banks	0.500%	4/14/25	1,000	950
	Federal Home Loan Banks	4.625%	6/6/25	450	451
	Federal Home Loan Banks	0.375%	9/4/25	500	468
	Federal Home Loan Banks	4.500%	12/12/25	500	501
	Federal Home Loan Banks	4.625%	11/17/26	550	558
	Federal Home Loan Banks	1.250%	12/21/26	1,000	921
	Federal Home Loan Banks	4.000%	6/30/28	450	451
	Federal Home Loan Banks	3.250%	11/16/28	315	306
	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,577
[1]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	1,200	1,159
[1]	Federal Home Loan Mortgage Corp.	0.375%	7/21/25	1,500	1,409
[1]	Federal Home Loan Mortgage Corp.	0.375%	9/23/25	2,000	1,868

6

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	145
[1]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	1,779
[1]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	1,102	1,272
[1]	Federal National Mortgage Assn.	1.625%	1/7/25	1,300	1,259
[1]	Federal National Mortgage Assn.	0.625%	4/22/25	1,000	951
[1]	Federal National Mortgage Assn.	0.500%	6/17/25	1,000	944
[1]	Federal National Mortgage Assn.	0.375%	8/25/25	2,000	1,873
[1]	Federal National Mortgage Assn.	0.500%	11/7/25	2,000	1,865
[1]	Federal National Mortgage Assn.	2.125%	4/24/26	575	549
[1]	Federal National Mortgage Assn.	1.875%	9/24/26	500	472
[1]	Federal National Mortgage Assn.	0.750%	10/8/27	1,000	888
[1]	Federal National Mortgage Assn.	6.250%	5/15/29	175	194
[1]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,076
[1]	Federal National Mortgage Assn.	7.250%	5/15/30	300	353
[1]	Federal National Mortgage Assn.	0.875%	8/5/30	1,400	1,146
[1]	Federal National Mortgage Assn.	6.625%	11/15/30	720	829
[1]	Federal National Mortgage Assn.	5.625%	7/15/37	275	312
	Private Export Funding Corp.	3.250%	6/15/25	50	49
	Private Export Funding Corp.	1.400%	7/15/28	175	156
	Tennessee Valley Authority	0.750%	5/15/25	200	190
	Tennessee Valley Authority	6.750%	11/1/25	134	139
	Tennessee Valley Authority	3.875%	3/15/28	375	373
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,164
	Tennessee Valley Authority	1.500%	9/15/31	550	449
	Tennessee Valley Authority	4.650%	6/15/35	175	179
	Tennessee Valley Authority	5.880%	4/1/36	250	284
	Tennessee Valley Authority	5.500%	6/15/38	100	110
	Tennessee Valley Authority	5.250%	9/15/39	512	544
	Tennessee Valley Authority	4.875%	1/15/48	100	102
	Tennessee Valley Authority	5.375%	4/1/56	50	55
	Tennessee Valley Authority	4.625%	9/15/60	180	176
	Tennessee Valley Authority	4.250%	9/15/65	200	183
					36,260
Conventional Mortgage-Backed Securities (20.3%)
[1,2]	Fannie Mae Pool	6.500%	9/1/32	9	9
[1,2]	Fannie Mae Pool	2.500%	12/1/51	493	420
[1,2]	Freddie Mac Gold Pool	5.500%	1/1/24– 6/1/41	1,089	1,134
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/24– 10/1/48	4,684	4,666
[1,2]	Freddie Mac Gold Pool	7.000%	5/1/24– 2/1/37	58	60
[1,2]	Freddie Mac Gold Pool	4.000%	6/1/24– 11/1/48	9,245	8,959
[1,2]	Freddie Mac Gold Pool	8.500%	7/1/24– 11/1/30	2	2
[1,2]	Freddie Mac Gold Pool	5.000%	10/1/24– 11/1/48	1,396	1,425
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/24– 7/1/30	3	3
[1,2]	Freddie Mac Gold Pool	7.500%	7/1/25– 4/1/28	2	2
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25– 11/1/48	16,213	15,261
[1,2]	Freddie Mac Gold Pool	3.000%	10/1/26– 8/1/47	11,128	10,312
[1,2]	Freddie Mac Gold Pool	2.500%	4/1/27– 3/1/37	3,906	3,702
[1,2]	Freddie Mac Gold Pool	9.000%	5/1/27– 5/1/30	1	1
[1,2]	Freddie Mac Gold Pool	6.000%	7/1/28– 3/1/39	774	803
[1,2]	Freddie Mac Gold Pool	2.000%	8/1/28– 12/1/31	215	199
[1,2]	Freddie Mac Pool	5.500%	3/1/53	354	356
[2,3]	Ginnie Mae	2.500%	1/22/54	490	429
[2,3]	Ginnie Mae	4.000%	1/22/54	270	258
[2,3]	Ginnie Mae	4.500%	1/22/54	440	429
[2,3]	Ginnie Mae	5.000%	1/22/54	440	437
[2,3]	Ginnie Mae	5.500%	1/22/54	730	735
[2,3]	Ginnie Mae	6.000%	1/22/54	1,410	1,434
[2]	Ginnie Mae	7.000%	1/22/54	350	360
[2]	Ginnie Mae	7.500%	1/22/54	250	258
[2]	Ginnie Mae I Pool	7.000%	3/15/24– 10/15/31	17	17
[2,3]	Ginnie Mae I Pool	6.500%	5/15/24– 12/15/38	76	78
[2]	Ginnie Mae I Pool	8.000%	8/15/24– 10/15/30	6	6
[2]	Ginnie Mae I Pool	4.000%	10/15/24– 11/15/47	1,010	980
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ginnie Mae I Pool	4.500%	10/15/24– 3/15/41	1,082	1,079
[2]	Ginnie Mae I Pool	3.500%	11/15/25– 9/15/49	988	946
[2]	Ginnie Mae I Pool	7.500%	12/15/25– 1/15/31	6	6
[2]	Ginnie Mae I Pool	3.000%	1/15/26– 12/15/45	1,139	1,046
[2]	Ginnie Mae I Pool	6.000%	6/15/32– 3/15/40	49	49
[2]	Ginnie Mae I Pool	5.000%	5/15/34– 4/15/41	738	757
[2]	Ginnie Mae II Pool	3.500%	9/20/25– 6/20/53	26,181	24,751
[2]	Ginnie Mae II Pool	4.000%	9/20/25– 1/20/53	18,014	17,463
[2]	Ginnie Mae II Pool	3.000%	2/20/27– 6/20/52	33,668	30,788
[2]	Ginnie Mae II Pool	2.500%	6/20/27– 4/20/52	34,565	30,346
[2]	Ginnie Mae II Pool	5.000%	12/20/32– 11/20/53	17,154	17,110
[2,3]	Ginnie Mae II Pool	6.500%	12/20/35– 1/22/54	6,290	6,440
[2]	Ginnie Mae II Pool	7.000%	8/20/36– 12/20/53	1,401	1,449
[2]	Ginnie Mae II Pool	4.500%	2/20/39– 6/20/53	16,815	16,532
[2]	Ginnie Mae II Pool	2.000%	8/20/50– 1/20/52	34,124	28,950
[2]	Ginnie Mae II Pool	1.500%	12/20/51	991	805
[2]	Ginnie Mae II Pool	5.500%	10/20/52– 11/20/53	14,545	14,657
[2]	Ginnie Mae II Pool	6.000%	12/20/52– 12/20/53	9,941	10,120
[1,2,3]	UMBS Pool	7.000%	1/1/24– 1/16/54	3,246	3,365
[1,2,3]	UMBS Pool	4.000%	2/1/24– 1/16/54	41,341	39,666
[1,2,3]	UMBS Pool	6.000%	3/1/24– 1/16/54	27,434	28,033
[1,2,3]	UMBS Pool	4.500%	5/1/24– 1/16/54	33,501	32,838
[1,2,3]	UMBS Pool	5.000%	5/1/24– 1/16/54	38,194	38,016
[1,2]	UMBS Pool	7.500%	5/1/24– 1/1/54	259	268
[1,2]	UMBS Pool	8.000%	9/1/24– 11/1/30	1	1
[1,2]	UMBS Pool	8.500%	10/1/24– 4/1/31	1	1
[1,2]	UMBS Pool	3.500%	9/1/25– 4/1/53	45,928	42,822
[1,2,3]	UMBS Pool	3.000%	11/1/25– 1/16/54	81,447	73,499
[1,2,3]	UMBS Pool	2.500%	1/1/27– 9/1/52	131,309	113,814
[1,2,3]	UMBS Pool	2.000%	11/1/27– 7/1/52	188,048	157,457
[1,2,3]	UMBS Pool	5.500%	11/1/31– 1/16/54	36,931	37,298
[1,2,3]	UMBS Pool	1.500%	7/1/35– 4/1/52	45,064	36,864
[1,2,3]	UMBS Pool	6.500%	11/1/52– 1/16/54	16,357	16,820
					876,791
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.155%	4.280%	12/1/37	13	13
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.313%	4.438%	1/1/35	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.290%	4.131%	12/1/41	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.310%	5.560%	9/1/37	20	20
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.433%	5.683%	7/1/36	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.465%	5.715%	10/1/37	7	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.477%	4.158%	3/1/43	25	26
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.527%	5.777%	10/1/37	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.558%	5.807%	9/1/43	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.560%	6.808%	7/1/43	28	29

7

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.589%	5.312%	6/1/43	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.600%	5.850%	8/1/35	23	23
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.623%	3.998%	2/1/36	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.627%	4.127%	3/1/38	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.635%	5.885%	11/1/36	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.640%	5.890%	1/1/42	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.660%	5.910%	9/1/40	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.673%	5.861%	10/1/42	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.682%	4.057%	1/1/37	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.690%	5.940%	10/1/39– 9/1/42	21	21
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.690%	5.183%	5/1/40	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.695%	5.945%	7/1/39	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.698%	5.948%	8/1/40	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.699%	5.128%	8/1/39	12	12
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.700%	6.075%	7/1/37	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.700%	4.341%	12/1/40	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.702%	5.951%	10/1/42	9	10
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.705%	5.955%	11/1/39	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.732%	4.613%	5/1/42	7	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.737%	5.987%	9/1/34	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.744%	5.815%	9/1/43	10	10
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.747%	5.850%	7/1/41	18	18
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.749%	5.902%	12/1/33	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.750%	6.000%	10/1/40	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.773%	4.508%	5/1/42	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.780%	4.280%	2/1/41	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.784%	5.262%	7/1/42	7	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.794%	5.724%	3/1/42	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.795%	4.446%	3/1/42	9	9
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.796%	5.965%	11/1/39	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.797%	5.614%	8/1/42	22	23
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.805%	6.055%	11/1/41	12	12
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.807%	4.467%	3/1/41	7	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.810%	6.060%	11/1/33– 10/1/40	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.810%	4.060%	12/1/40	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.813%	6.063%	11/1/41	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.813%	5.731%	1/1/42	6	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.815%	6.065%	11/1/40– 12/1/41	20	21
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.815%	4.243%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.815%	5.450%	5/1/41	7	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.815%	5.565%	6/1/41	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.825%	4.575%	3/1/41	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.830%	4.308%	4/1/41	12	13
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.830%	6.080%	6/1/41	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.835%	4.157%	1/1/40	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.835%	5.210%	5/1/40	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.836%	4.143%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.839%	6.090%	12/1/39	6	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.840%	6.090%	8/1/39	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.862%	6.061%	9/1/40	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.880%	5.772%	11/1/34	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.914%	5.289%	4/1/37	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT6M + 1.037%	6.809%	4/1/37	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT6M + 1.840%	5.090%	8/1/37	6	6
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	6.375%	11/1/34	10	11
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	4.486%	2/1/36	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	5.375%	5/1/36	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.412%	4.568%	10/1/36	5	6
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.625%	3.875%	1/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.640%	5.659%	12/1/36	4	5
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.640%	5.390%	5/1/42	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.660%	5.910%	10/1/37	3	3
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.665%	5.915%	12/1/34	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.695%	4.073%	2/1/37	5	5
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.727%	3.998%	1/1/35	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.743%	5.992%	12/1/36	6	6
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.745%	3.995%	12/1/40	6	6
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.750%	5.125%	5/1/38	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.823%	5.137%	12/1/35	3	3
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.845%	5.021%	2/1/42	4	4
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.855%	6.105%	5/1/37	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	5.357%	5/1/40	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	6.130%	6/1/40	6	6
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	4.130%	12/1/40	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	4.203%	1/1/41	7	8
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	4.380%	3/1/41	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	5.849%	6/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.881%	5.598%	6/1/40	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.885%	4.774%	2/1/42	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.895%	6.145%	9/1/40	4	4
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.900%	6.150%	6/1/40– 11/1/40	8	8
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.910%	4.218%	1/1/41	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.910%	4.389%	2/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.910%	4.410%	2/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 2.085%	4.585%	3/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT6M + 1.355%	5.020%	6/1/37	6	6

8

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	5.625%	7/20/38	2	2
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.750%	10/20/38– 12/20/42	49	49
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.750%	12/20/39– 12/20/40	7	7
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.625%	1/20/41– 3/20/43	53	53
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.875%	4/20/41– 6/20/43	37	37
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.250%	11/20/40	1	1
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.375%	5/20/41	2	2
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	6.000%	5/20/41	3	3
					746
Total U.S. Government and Agency Obligations (Cost $3,120,845)					2,853,848
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[2]	Ally Auto Receivables Trust Class A3 Series 2022-1	3.310%	11/15/26	120	118
[2]	Ally Auto Receivables Trust Class A3 Series 2022-2	4.760%	5/17/27	150	149
[2]	Ally Auto Receivables Trust Class A3 Series 2023-1	5.460%	5/15/28	53	54
[2]	Ally Auto Receivables Trust Class A4 Series 2022-2	4.870%	4/17/28	50	50
[2]	Ally Auto Receivables Trust Class A4 Series 2023-1	5.270%	11/15/28	16	16
[2]	American Express Credit Account Class A Series 2022-2	3.390%	5/15/27	750	735
[2]	American Express Credit Account Master Trust Class A Series 2021-1	0.900%	11/15/26	425	410
[2]	American Express Credit Account Master Trust Class A Series 2022-3	3.750%	8/15/27	425	418
[2]	American Express Credit Account Master Trust Class A Series 2023-1	4.870%	5/15/28	275	277
[2]	American Express Credit Account Master Trust Class A Series 2023-2	4.800%	5/15/30	75	76
[2]	American Express Credit Account Master Trust Class A Series 2023-3	5.230%	9/15/28	200	203
[2]	American Express Credit Account Master Trust Class A Series 2023-4	5.150%	9/15/30	200	206
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	6	6
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2023-1	5.620%	11/18/27	50	50
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2020-3	0.760%	12/18/25	12	12
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2021-1	0.680%	10/19/26	19	19
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2021-1	0.890%	10/19/26	25	24
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2023-1	5.800%	12/18/28	25	25
[2]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	35	35
[2]	BA Credit Card Trust Class A1 Series 2022-A1	3.530%	11/15/27	150	147
[2]	BA Credit Card Trust Class A1 Series 2023-A1	4.790%	5/15/28	200	201
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2015-UBS7	3.705%	9/15/48	75	72
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	72	68
[2]	Banc of America Commercial Mortgage Trust Class ASB Series 2015-UBS7	3.429%	9/15/48	20	19
[2]	BANK Class A2 Series 2018-BNK14	4.128%	9/15/60	20	20
[2]	BANK Class A3 Series 2017-BNK9	3.279%	11/15/54	67	63
[2,4]	BANK Class A3 Series 2018-BNK11	4.046%	3/15/61	100	96
[2]	BANK Class A3 Series 2019-BNK19	3.183%	8/15/61	75	64
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BANK Class A3 Series 2019-BNK20	3.011%	9/15/62	170	145
[2]	BANK Class A3 Series 2019-BNK23	2.920%	12/15/52	180	159
[2]	BANK Class A3 Series 2019-BNK24	2.960%	11/15/62	150	133
[2,4]	BANK Class A3 Series 2023-5YR2	6.656%	7/15/56	100	106
[2,4]	BANK Class A3 Series 2023-5YR3	6.724%	9/15/56	50	53
[2]	BANK Class A4 Series 2017-BNK6	3.254%	7/15/60	50	47
[2]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	100	93
[2]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	150	135
[2]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	150	140
[2,4]	BANK Class A4 Series 2018-BNK12	4.255%	5/15/61	125	121
[2]	BANK Class A4 Series 2018-BNK13	3.953%	8/15/61	50	47
[2,4]	BANK Class A4 Series 2018-BNK14	4.231%	9/15/60	100	96
[2,4]	BANK Class A4 Series 2018-BNK15	4.407%	11/15/61	110	107
[2]	BANK Class A4 Series 2019-BNK16	4.005%	2/15/52	125	119
[2]	BANK Class A4 Series 2019-BNK17	3.714%	4/15/52	100	94
[2]	BANK Class A4 Series 2019-BNK18	3.584%	5/15/62	100	87
[2]	BANK Class A4 Series 2019-BNK22	2.978%	11/15/62	290	256
[2]	BANK Class A4 Series 2020-BNK26	2.403%	3/15/63	175	148
[2]	BANK Class A4 Series 2020-BNK28	1.844%	3/15/63	50	41
[2]	BANK Class A4 Series 2020-BNK29	1.997%	11/15/53	50	40
[2]	BANK Class A4 Series 2020-BNK30	1.925%	12/15/53	75	60
[2]	BANK Class A4 Series 2021-BNK31	2.036%	2/15/54	50	41
[2]	Bank Class A4 Series 2023-BNK46	5.745%	8/15/56	100	105
[2]	BANK Class A5 Series 2017-BNK5	3.390%	6/15/60	150	142
[2]	BANK Class A5 Series 2017-BNK6	3.518%	7/15/60	404	382
[2]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	75	71
[2]	BANK Class A5 Series 2018-BNK10	3.688%	2/15/61	250	237
[2,4]	BANK Class A5 Series 2018-BNK13	4.217%	8/15/61	25	24
[2]	BANK Class A5 Series 2019-BNK21	2.851%	10/17/52	100	87
[2]	BANK Class A5 Series 2020-BNK25	2.649%	1/15/63	200	171
[2]	BANK Class A5 Series 2020-BNK27	2.144%	4/15/63	150	123
[2]	BANK Class A5 Series 2021-BN32	2.643%	4/15/54	75	64
[2]	BANK Class A5 Series 2021-BNK33	2.556%	5/15/64	50	42
[2]	BANK Class A5 Series 2021-BNK34	2.438%	6/15/63	150	120
[2]	BANK Class A5 Series 2021-BNK35	2.285%	6/15/64	100	83
[2]	BANK Class A5 Series 2021-BNK36	2.470%	9/15/64	125	105
[2,4]	BANK Class A5 Series 2021-BNK37	2.618%	11/15/64	125	105
[2]	BANK Class A5 Series 2022-BNK43	4.399%	8/15/55	175	167
[2]	BANK Class A5 Series 2023-BNK45	5.203%	2/15/56	50	51
[2]	BANK Class AS Series 2017-BNK5	3.624%	6/15/60	100	93
[2,4]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	404	370
[2]	BANK Class AS Series 2017-BNK7	3.748%	9/15/60	75	69
[2]	BANK Class AS Series 2017-BNK8	3.731%	11/15/50	25	21
[2,4]	BANK Class AS Series 2018-BNK10	3.898%	2/15/61	50	46
[2,4]	BANK Class AS Series 2018-BNK12	4.345%	5/15/61	50	46
[2,4]	BANK Class AS Series 2018-BNK14	4.481%	9/15/60	25	23
[2]	BANK Class AS Series 2019-BNK17	3.976%	4/15/52	25	23
[2,4]	BANK Class AS Series 2019-BNK18	3.826%	5/15/62	50	44
[2]	BANK Class AS Series 2019-BNK21	3.093%	10/17/52	75	59
[2]	BANK Class AS Series 2019-BNK23	3.203%	12/15/52	75	60
[2,4]	BANK Class AS Series 2019-BNK24	3.283%	11/15/62	75	65
[2]	BANK Class AS Series 2020-BNK25	2.841%	1/15/63	65	53
[2]	BANK Class AS Series 2020-BNK26	2.687%	3/15/63	55	41
[2]	BANK Class AS Series 2020-BNK27	2.551%	4/15/63	50	40
[2,4]	BANK Class AS Series 2021-BNK31	2.211%	2/15/54	25	19
[2,4]	BANK Class AS Series 2021-BNK36	2.695%	9/15/64	50	41
[2,4]	BANK Class AS Series 2023-5YR2	7.140%	7/15/56	25	26
[2,4]	Bank Class AS Series 2023-5YR3	7.315%	9/15/56	50	53

9

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	BANK Class AS Series 2023-BNK45	5.651%	2/15/56	25	25
[2]	BANK Class ASB Series 2018-BNK10	3.641%	2/15/61	41	40
[2,4]	BANK Class C Series 2017-BNK8	4.094%	11/15/50	50	33
[2,4]	BANK Class C Series 2019-BNK19	4.029%	8/15/61	35	21
[2]	Bank of America Commercial Mortgage Trust Class AS Series 2017-BNK3	3.748%	2/15/50	28	26
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C3	3.583%	5/15/52	250	232
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C5	3.063%	11/15/52	150	135
[2]	Barclays Commercial Mortgage Trust Class A5 Series 2019-C4	2.919%	8/15/52	275	246
[2,4]	Barclays Commercial Mortgage Trust Class A5 Series 2022-C14	2.946%	2/15/55	200	172
[2]	Barclays Commercial Mortgage Trust Class AS Series 2019-C4	3.171%	8/15/52	25	20
[2,4]	Barclays Commercial Mortgage Trust Class AS Series 2019-C5	3.366%	11/15/52	100	87
[2]	Barclays Dryrock Issuance Trust Class A Series 2022-1	3.070%	2/15/28	100	97
[2]	Barclays Dryrock Issuance Trust Class A Series 2023-1	4.720%	2/15/29	275	275
[2]	BBCMS Mortgage Trust Class A4 Series 2017-C1	3.674%	2/15/50	125	118
[2]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	100	88
[2]	BBCMS Mortgage Trust Class A5 Series 2018-C2	4.314%	12/15/51	125	121
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C7	2.037%	4/15/53	50	42
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C8	2.040%	10/15/53	125	104
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C11	2.322%	9/15/54	50	42
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C12	2.689%	11/15/54	100	84
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C9	2.299%	2/15/54	150	126
[2]	BBCMS Mortgage Trust Class A5 Series 2023-C19	5.451%	4/15/56	50	51
[2]	BBCMS Mortgage Trust Class A5 Series 2023-C20	5.576%	7/15/56	25	26
[2,4]	BBCMS Mortgage Trust Class A5 Series 2023-C21	6.000%	9/15/56	100	107
[2,4]	BBCMS Mortgage Trust Class A5 Series 2023-C22	6.804%	11/15/56	50	57
[2]	BBCMS Mortgage Trust Class AS Series 2017-C1	3.898%	2/15/50	100	93
[2]	BBCMS Mortgage Trust Class AS Series 2020-C6	2.840%	2/15/53	35	29
[2,4]	BBCMS Mortgage Trust Class AS Series 2023-C19	6.070%	4/15/56	25	25
[2,4]	BBCMS Mortgage Trust Class AS Series 2023-C20	5.973%	7/15/56	25	25
[2,4]	BBCMS Mortgage Trust Class AS Series 2023-C21	6.296%	9/15/56	50	52
[2]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/54	150	127
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B2	3.662%	2/15/51	24	23
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B3	3.848%	4/10/51	17	16
[2]	Benchmark Mortgage Trust Class A2 Series 2020-B17	2.211%	3/15/53	50	46
[2]	Benchmark Mortgage Trust Class A3 Series 2020-IG1	2.687%	9/15/43	125	100
[2,4]	Benchmark Mortgage Trust Class A3 Series 2023-V2	5.812%	5/15/55	75	77
[2,4]	Benchmark Mortgage Trust Class A3 Series 2023-V3	6.363%	7/15/56	20	21
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B5	4.208%	7/15/51	75	72
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	50	47
[2,4]	Benchmark Mortgage Trust Class A4 Series 2018-B7	4.510%	5/15/53	175	168
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B10	3.717%	3/15/62	80	75
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B13	2.952%	8/15/57	280	250
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	100	94
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	325	305
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B3	4.025%	4/10/51	225	213
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B4	4.121%	7/15/51	350	334
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B8	4.232%	1/15/52	125	118
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B14	3.049%	12/15/62	225	202
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	230	197
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B9	4.016%	3/15/52	105	98
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	100	88
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B17	2.289%	3/15/53	100	83
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B20	2.034%	10/15/53	100	79
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B21	1.978%	12/17/53	125	101
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B22	1.973%	1/15/54	100	80
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B23	2.070%	2/15/54	225	177
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B24	2.584%	3/15/54	125	102
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.577%	4/15/54	125	101
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.847%	4/15/54	50	38
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B26	2.613%	6/15/54	75	61
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B28	2.224%	8/15/54	100	82
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B29	2.388%	9/15/54	50	41
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B30	2.576%	11/15/54	200	168
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B32	3.002%	1/15/55	275	225
[2]	Benchmark Mortgage Trust Class A5 Series 2022-B33	3.458%	3/15/55	75	67
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B34	3.786%	4/15/55	50	43
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B36	4.470%	7/15/55	100	95
[2]	Benchmark Mortgage Trust Class A5 Series 2023-B39	5.754%	7/15/56	175	184
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	50	45
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B4	4.311%	7/15/51	75	69
[2]	Benchmark Mortgage Trust Class AM Series 2019-B10	3.979%	3/15/62	50	46
[2,4]	Benchmark Mortgage Trust Class AM Series 2020-B16	2.944%	2/15/53	25	21
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B2	4.084%	2/15/51	150	125
[2]	Benchmark Mortgage Trust Class AS Series 2018-B6	4.441%	10/10/51	25	23
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B8	4.532%	1/15/52	50	44
[2]	Benchmark Mortgage Trust Class AS Series 2019-B11	3.784%	5/15/52	75	59
[2]	Benchmark Mortgage Trust Class AS Series 2020-B17	2.583%	3/15/53	30	24
[2]	Benchmark Mortgage Trust Class AS Series 2020-B19	2.148%	9/15/53	25	18
[2]	Benchmark Mortgage Trust Class AS Series 2020-B20	2.375%	10/15/53	10	8
[2,4]	Benchmark Mortgage Trust Class AS Series 2020-IG1	2.909%	9/15/43	50	36
[2]	Benchmark Mortgage Trust Class AS Series 2021-B23	2.274%	2/15/54	75	56
[2]	Benchmark Mortgage Trust Class AS Series 2021-B24	2.780%	3/15/54	25	20
[2,4]	Benchmark Mortgage Trust Class AS Series 2022-B32	3.410%	1/15/55	75	60
[2]	Benchmark Mortgage Trust Class AS Series 2023-B39	6.250%	7/15/56	50	52
[2,4]	Benchmark Mortgage Trust Class AS Series 2023-V2	6.537%	5/15/55	25	25
[2,4]	Benchmark Mortgage Trust Class AS Series 2023-V3	7.097%	7/15/56	60	62
[2,4]	BMO Mortgage Trust Class A3 Series 2023-5C1	6.534%	8/15/56	400	421

10

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	BMO Mortgage Trust Class A5 Series 2022-C1	3.374%	2/15/55	50	44
[2]	BMO Mortgage Trust Class A5 Series 2022-C3	5.313%	9/15/54	200	203
[2,4]	BMO Mortgage Trust Class A5 Series 2023-C4	5.117%	2/15/56	50	50
[2]	BMO Mortgage Trust Class A5 Series 2023-C5	5.765%	6/15/56	50	53
[2,4]	BMO Mortgage Trust Class A5 Series 2023-C6	5.956%	9/15/56	100	107
[2]	BMO Mortgage Trust Class A5 Series 2023-C7	6.160%	12/15/56	300	326
[2,4]	BMO Mortgage Trust Class AS Series 2023-5C1	7.118%	8/15/56	300	311
[2,4]	BMO Mortgage Trust Class AS Series 2023-5C1	6.550%	9/15/56	40	42
[2,4]	BMO Mortgage Trust Class AS Series 2023-5C2	7.244%	11/15/56	200	210
[2,4]	BMO Mortgage Trust Class AS Series 2023-C5	6.162%	6/15/56	25	25
[2,4]	BMO Mortgage Trust Class AS Series 2023-C7	6.674%	12/15/56	200	214
[2]	BMW Vehicle Lease Trust Class A3 Series 2023-1	5.160%	11/25/25	50	50
[2]	BMW Vehicle Lease Trust Class A3 Series 2023-2	5.990%	9/25/26	25	25
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-2	0.430%	1/27/25	37	37
[2]	BMW Vehicle Lease Trust Class A4 Series 2023-1	5.070%	6/25/26	25	25
[2]	BMW Vehicle Lease Trust Class A4 Series 2023-2	5.980%	2/25/27	25	25
[2]	BMW Vehicle Owner Trust Class A3 Series 2022-A	3.210%	8/25/26	24	24
[2]	BMW Vehicle Owner Trust Class A3 Series 2023-A	5.470%	2/25/28	25	25
[2]	BMW Vehicle Owner Trust Class A4 Series 2023-A	5.250%	11/26/29	7	7
[2]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	135	117
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF1	3.786%	5/15/52	125	114
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF2	2.874%	11/15/52	140	122
[2]	Cantor Commercial Real Estate Lending Class AS Series 2019-CF3	3.298%	1/15/53	60	50
[2]	Capital One Multi-Asset Execution Trust Class A Series 2022-A2	3.490%	5/15/27	400	392
[2]	Capital One Multi-Asset Execution Trust Class A Series 2023-A1	4.420%	5/15/28	300	299
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2021-A1	0.550%	7/15/26	200	195
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2022-A1	2.800%	3/15/27	400	390
[2]	Capital One Multi-Asset Execution Trust Class A2 Series 2021-A2	1.390%	7/15/30	450	394
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2019-A3	2.060%	8/15/28	300	281
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/15/26	400	386
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	73	70
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-1	3.170%	4/15/27	100	98
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-2	3.660%	5/17/27	75	74
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2023-1	4.870%	2/15/28	25	25
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2022-1	3.320%	9/15/27	50	48
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2023-1	4.760%	8/15/28	25	25
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.500%	8/15/25	82	81
[2]	CarMax Auto Owner Trust Class A3 Series 2021-1	0.340%	12/15/25	16	16
[2]	CarMax Auto Owner Trust Class A3 Series 2021-2	0.520%	2/17/26	40	39
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CarMax Auto Owner Trust Class A3 Series 2021-4	0.560%	9/15/26	68	65
[2]	CarMax Auto Owner Trust Class A3 Series 2022-1	1.470%	12/15/26	83	81
[2]	CarMax Auto Owner Trust Class A3 Series 2022-2	3.490%	2/16/27	98	97
[2]	CarMax Auto Owner Trust Class A3 Series 2023-1	4.750%	10/15/27	100	100
[2]	Carmax Auto Owner Trust Class A3 Series 2023-2	5.050%	1/18/28	75	75
[2]	CarMax Auto Owner Trust Class A3 Series 2023-3	5.280%	5/15/28	40	40
[2]	CarMax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	10	10
[2]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	20	20
[2]	CarMax Auto Owner Trust Class A4 Series 2020-4	0.630%	6/15/26	25	24
[2]	CarMax Auto Owner Trust Class A4 Series 2021-2	0.810%	12/15/26	25	24
[2]	CarMax Auto Owner Trust Class A4 Series 2022-1	1.700%	8/16/27	50	47
[2]	CarMax Auto Owner Trust Class A4 Series 2023-1	4.650%	1/16/29	25	25
[2]	Carmax Auto Owner Trust Class A4 Series 2023-2	5.010%	11/15/28	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2023-3	5.260%	2/15/29	20	20
[2]	CarMax Auto Owner Trust Class A4 Series 2023-4	5.960%	5/15/29	50	52
[2]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	51	50
[2]	CD Mortgage Trust Class A3 Series 2019-CD8	2.657%	8/15/57	40	35
[2]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	150	137
[2,4]	CD Mortgage Trust Class A4 Series 2016-CD2	3.526%	11/10/49	100	92
[2]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	144	131
[2]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	75	71
[2]	CD Mortgage Trust Class A4 Series 2019-CD8	2.912%	8/15/57	450	368
[2]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	125	116
[2]	CD Mortgage Trust Class AAB Series 2017-CD3	3.453%	2/10/50	15	15
[2,4]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	75	67
[2]	CD Mortgage Trust Class AS Series 2017-CD3	3.833%	2/10/50	31	25
[2]	CD Mortgage Trust Class ASB Series 2017-CD6	3.332%	11/13/50	39	38
[2]	CD Mortgage Trust Class ASB Series 2018-CD7	4.213%	8/15/51	9	9
[2]	CenterPoint Energy Transition Bond Co. IV LLC Class A3 Series 2012-1	3.028%	10/15/25	83	82
[2]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C3	3.865%	1/10/48	125	120
[2,4]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C6	3.217%	11/10/49	250	236
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	150	142
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2017-C8	3.572%	6/15/50	50	46
[2]	CFCRE Commercial Mortgage Trust Class AM Series 2016-C4	3.691%	5/10/58	100	92
[2]	CGMS Commercial Mortgage Trust Class A4 Series 2017-B1	3.458%	8/15/50	250	233
[2,4]	CGMS Commercial Mortgage Trust Class AS Series 2017-B1	3.711%	8/15/50	50	46
[2]	Chase Issuance Trust Class A Series 2022-A1	3.970%	9/15/27	100	99
[2]	Chase Issuance Trust Class A Series 2023-A1	5.160%	9/15/28	120	122
[2]	Chase Issuance Trust Class A Series 2023-A2	5.080%	9/15/30	100	103
[2]	Citibank Credit Card Issuance Trust Class A3 Series 2007-A3	6.150%	6/15/39	100	101
[2]	Citibank Credit Card Issuance Trust Class A7 Series 2018-A7	3.960%	10/13/30	200	196
[2]	Citigroup Commercial Mortgage Trust Class A2 Series 2018-B2	3.788%	3/10/51	25	25
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-P4	2.646%	7/10/49	150	142

11

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-C4	3.209%	10/12/50	85	79
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/11/47	3	3
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	100	99
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	175	171
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC29	3.192%	4/10/48	175	169
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	100	96
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC33	3.778%	9/10/58	100	96
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-C1	3.209%	5/10/49	125	118
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC37	3.314%	4/10/49	50	48
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-P4	2.902%	7/10/49	75	70
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	250	233
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-B2	4.009%	3/10/51	275	262
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2019-GC43	3.038%	11/10/52	275	237
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	50	50
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	225	219
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2016-GC36	3.616%	2/10/49	475	452
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2019-GC41	2.869%	8/10/56	225	199
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2020-GC46	2.717%	2/15/53	110	95
[2,4]	Citigroup Commercial Mortgage Trust Class A5 Series 2022-GC48	4.580%	5/15/54	75	73
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2016-C1	3.003%	5/10/49	24	23
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC19	4.345%	3/11/47	25	25
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2015-GC27	3.571%	2/10/48	100	97
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2017-C4	3.764%	10/12/50	50	46
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2020-GC46	2.918%	2/15/53	45	35
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC21	4.328%	5/10/47	50	47
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2015-GC29	3.758%	4/10/48	84	80
[2]	CNH Equipment Trust Class A3 Series 2022-A	2.940%	7/15/27	50	49
[2]	CNH Equipment Trust Class A3 Series 2023-A	4.810%	8/15/28	50	50
[2]	CNH Equipment Trust Class A3 Series 2023-B	5.600%	2/15/29	50	51
[2]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	4	4
[2]	COMM Mortgage Trust Class A3 Series 2014-CR21	3.528%	12/10/47	144	142
[2]	COMM Mortgage Trust Class A3 Series 2017-COR2	3.510%	9/10/50	35	33
[2]	COMM Mortgage Trust Class A3 Series 2018-COR3	4.228%	5/10/51	125	117
[2,4]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	35	35
[2]	COMM Mortgage Trust Class A4 Series 2014-CR20	3.590%	11/10/47	50	49
[2]	COMM Mortgage Trust Class A4 Series 2014-LC15	4.006%	4/10/47	79	78
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS3	3.819%	6/10/47	100	99
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS5	3.838%	9/10/47	125	123
[2]	COMM Mortgage Trust Class A4 Series 2015-CR23	3.497%	5/10/48	100	97
[2]	COMM Mortgage Trust Class A4 Series 2015-CR24	3.432%	8/10/48	154	150
[2]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	125	121
[2]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	225	216
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	125	121
[2]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	125	122
[2]	COMM Mortgage Trust Class A4 Series 2016-CR28	3.762%	2/10/49	150	144
[2]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	50	50
[2]	COMM Mortgage Trust Class A5 Series 2014-CR19	3.796%	8/10/47	175	173
[2]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	50	49
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS2	3.961%	3/10/47	23	23
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS4	3.694%	8/10/47	125	122
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS6	3.644%	12/10/47	225	220
[2]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	150	145
[2]	COMM Mortgage Trust Class A5 Series 2015-DC1	3.350%	2/10/48	75	73
[2]	COMM Mortgage Trust Class A5 Series 2015-PC1	3.902%	7/10/50	100	97
[2]	COMM Mortgage Trust Class A5 Series 2019-GC44	2.950%	8/15/57	115	102
[2]	COMM Mortgage Trust Class AM Series 2013-CR12	4.300%	10/10/46	25	24
[2]	COMM Mortgage Trust Class AM Series 2014-CR16	4.278%	4/10/47	75	73
[2]	COMM Mortgage Trust Class AM Series 2014-CR19	4.080%	8/10/47	50	48
[2]	COMM Mortgage Trust Class AM Series 2014-UBS2	4.199%	3/10/47	15	15
[2]	COMM Mortgage Trust Class AM Series 2014-UBS4	3.968%	8/10/47	44	41
[2]	COMM Mortgage Trust Class AM Series 2014-UBS6	4.048%	12/10/47	50	47
[2,4]	COMM Mortgage Trust Class AM Series 2015-CR22	3.603%	3/10/48	100	96
[2]	COMM Mortgage Trust Class AM Series 2015-CR23	3.801%	5/10/48	50	48
[2]	COMM Mortgage Trust Class AM Series 2015-LC19	3.527%	2/10/48	50	48
[2]	COMM Mortgage Trust Class AM Series 2019-GC44	3.263%	8/15/57	50	42
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS6	3.387%	12/10/47	20	20
[2]	COMM Mortgage Trust Class ASB Series 2015-CR23	3.257%	5/10/48	17	17
[2]	COMM Mortgage Trust Class ASB Series 2015-CR27	3.404%	10/10/48	46	45
[2]	COMM Mortgage Trust Class ASB Series 2015-LC19	3.040%	2/10/48	5	5
[2]	COMM Mortgage Trust Class ASB Series 2016-DC2	3.550%	2/10/49	48	47
[2,4]	COMM Mortgage Trust Class B Series 2013-CR12	4.762%	10/10/46	25	18
[2,4]	COMM Mortgage Trust Class B Series 2014-CR15	4.509%	2/10/47	28	25
[2]	COMM Mortgage Trust Class B Series 2014-CR17	4.377%	5/10/47	25	24
[2]	COMM Mortgage Trust Class B Series 2014-UBS2	4.701%	3/10/47	10	10
[2,4]	COMM Mortgage Trust Class C Series 2014-CR15	4.559%	2/10/47	50	44
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2019-C16	3.329%	6/15/52	275	246
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2021-C20	2.805%	3/15/54	250	209
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C1	3.505%	4/15/50	100	97
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	150	145
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C3	3.718%	8/15/48	100	97
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	200	193
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2017-C8	3.392%	6/15/50	150	138
[2,4]	CSAIL Commercial Mortgage Trust Class A4 Series 2018-CX12	4.224%	8/15/51	25	24
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2019-C15	4.053%	3/15/52	225	210
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	200	188

12

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX10	3.458%	11/15/50	150	138
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX9	3.446%	9/15/50	50	46
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2018-CX11	4.033%	4/15/51	275	260
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C1	3.791%	4/15/50	75	72
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C2	3.849%	6/15/57	75	70
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2021-C20	3.076%	3/15/54	50	41
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C3	3.448%	8/15/48	20	20
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C4	3.617%	11/15/48	17	17
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C1	4.044%	4/15/50	50	47
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C3	4.101%	8/15/48	50	44
[2]	Daimler Trucks Retail Trust Class A3 Series 2022-1	5.230%	2/17/26	50	50
[2]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	100	94
[2]	DBJPM Mortgage Trust Class A4 Series 2016-C1	3.276%	5/10/49	75	71
[2]	DBJPM Mortgage Trust Class A5 Series 2016-C3	2.890%	8/10/49	100	92
[2]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	100	93
[2]	DBJPM Mortgage Trust Class A5 Series 2020-C9	1.926%	8/15/53	50	41
[2,4]	DBJPM Mortgage Trust Class AM Series 2017-C6	3.561%	6/10/50	50	44
[2]	Discover Card Execution Note Trust Class A Series 2022-A2	3.320%	5/15/27	400	392
[2]	Discover Card Execution Note Trust Class A Series 2022-A4	5.030%	10/15/27	225	226
[2]	Discover Card Execution Note Trust Class A Series 2023-A1	4.310%	3/15/28	300	298
[2]	Discover Card Execution Note Trust Class A Series 2023-A2	4.930%	6/15/28	275	277
[2]	Discover Card Execution Note Trust Class A1 Series 2021-A1	0.580%	9/15/26	175	169
[2]	Discover Card Execution Note Trust Class A1 Series 2022-A1	1.960%	2/15/27	200	193
[2]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	150	136
[2]	Discover Card Execution Note Trust Class A3 Series 2022-A3	3.560%	7/15/27	400	392
[2]	Drive Auto Receivables Trust Class C Series 2021-1	1.020%	6/15/27	5	5
[2]	Drive Auto Receivables Trust Class C Series 2021-2	0.870%	10/15/27	26	26
[2]	Drive Auto Receivables Trust Class D Series 2021-2	1.390%	3/15/29	50	48
[2]	Exeter Automobile Receivables Trust Class B Series 2022-2A	3.650%	10/15/26	20	20
[2]	Exeter Automobile Receivables Trust Class B Series 2023-1A	5.720%	4/15/27	25	25
[2]	Exeter Automobile Receivables Trust Class B Series 2023-4A	6.310%	10/15/27	20	20
[2]	Exeter Automobile Receivables Trust Class C Series 2021-1A	0.740%	1/15/26	1	1
[2]	Exeter Automobile Receivables Trust Class C Series 2021-3A	0.960%	10/15/26	39	38
[2]	Exeter Automobile Receivables Trust Class C Series 2022-2A	3.850%	7/17/28	50	49
[2]	Exeter Automobile Receivables Trust Class C Series 2023-1A	5.820%	2/15/28	25	25
[2]	Exeter Automobile Receivables Trust Class C Series 2023-4A	6.510%	8/15/28	20	20
[2]	Exeter Automobile Receivables Trust Class D Series 2021-3A	1.550%	6/15/27	35	33
[2]	Exeter Automobile Receivables Trust Class D Series 2022-1A	3.020%	6/15/28	50	47
[2]	Exeter Automobile Receivables Trust Class D Series 2022-2A	4.560%	7/17/28	25	24
[1,2,4]	Fannie Mae-Aces Class 1A Series 2014-M7	3.202%	6/25/24	116	115
[1,2]	Fannie Mae-Aces Class 2A2 Series 2019-M21	2.350%	2/25/31	29	26
[1,2,4]	Fannie Mae-Aces Class 2A2 Series 2021-M13	1.626%	3/25/33	200	158
[1,2]	Fannie Mae-Aces Class 3A2 Series 2019-M18	2.577%	9/25/31	100	88
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Fannie Mae-Aces Class A Series 2015-M2	2.620%	12/25/24	124	121
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M13	3.021%	8/25/24	85	84
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M3	3.501%	1/25/24	6	6
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M4	3.346%	3/25/24	40	40
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M8	3.056%	6/25/24	53	53
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M9	3.103%	7/25/24	92	91
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M1	2.532%	9/25/24	191	187
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M10	3.092%	4/25/27	66	63
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M12	2.802%	5/25/25	144	140
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M15	2.923%	10/25/25	134	130
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M3	2.723%	10/25/24	64	62
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M7	2.590%	12/25/24	116	114
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M8	2.900%	1/25/25	83	81
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M11	2.369%	7/25/26	233	221
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M12	2.445%	9/25/26	230	219
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M13	2.513%	9/25/26	54	52
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M3	2.702%	2/25/26	59	57
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M4	2.576%	3/25/26	60	57
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M5	2.469%	4/25/26	176	169
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/26	41	39
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M9	2.292%	6/25/26	284	269
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M1	2.417%	10/25/26	147	138
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M12	3.060%	6/25/27	192	185
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M14	2.862%	11/25/27	55	52
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M2	2.825%	2/25/27	120	115
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M4	2.552%	12/25/26	135	128
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M5	3.069%	4/25/29	53	50
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M7	2.961%	2/25/27	208	197
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M8	3.061%	5/25/27	406	390
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M10	3.357%	7/25/28	125	120
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M12	3.631%	8/25/30	50	48
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M13	3.740%	9/25/30	155	148
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M14	3.581%	8/25/28	167	161
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M2	2.908%	1/25/28	382	363
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M3	3.069%	2/25/30	62	58
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M4	3.064%	3/25/28	125	120
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M7	3.032%	3/25/28	91	86
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M1	3.547%	9/25/28	174	165
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M12	2.885%	6/25/29	393	366
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M18	2.469%	8/25/29	238	216
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M2	3.624%	11/25/28	181	176
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M22	2.522%	8/25/29	335	304
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M4	3.610%	2/25/31	288	273

13

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M5	3.273%	2/25/29	195	186
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M7	3.143%	4/25/29	190	177
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M9	2.937%	6/25/29	291	274
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M1	2.444%	10/25/29	950	852
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M14	1.784%	5/25/30	244	209
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M29	1.492%	5/25/30	100	83
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M42	1.270%	7/25/30	10	8
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M46	1.323%	5/25/30	250	208
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M5	2.210%	1/25/30	110	98
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M52	1.316%	10/25/30	275	224
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1	1.390%	11/25/30	60	49
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M11	1.458%	3/25/31	225	181
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M13	1.602%	4/25/31	50	41
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M19	1.739%	10/25/31	275	228
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1G	1.469%	11/25/30	50	41
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M3G	1.245%	1/25/31	225	183
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M1	1.668%	10/25/31	325	262
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M10	1.938%	1/25/32	225	186
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M1G	1.532%	9/25/31	75	61
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M3	1.707%	11/25/31	100	82
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M4	2.290%	5/25/30	150	133
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M8	1.937%	12/25/31	150	125
[1,2,4]	Fannie Mae-Aces Class A2 Series 2023-M1S	4.506%	4/25/33	140	140
[1,2,4]	Fannie Mae-Aces Class A2 Series 2023-M6	4.190%	7/25/28	140	138
[1,2,4]	Fannie mae-Aces Class A2 Series 2023-M8	4.471%	3/25/33	50	50
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2017-M15	3.155%	11/25/27	234	225
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M10	2.584%	7/25/24	56	55
[1,2,4]	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2 Series K-160	4.500%	8/25/33	200	201
[1,2]	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2 Series K-161	4.900%	10/25/33	100	103
[1,2,4]	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2 Series K510	5.069%	10/25/28	100	103
[1,2]	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2 Series K753	4.400%	10/25/30	200	200
[1,2]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K-1522	2.361%	10/25/36	150	115
[1,2,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K508	4.740%	8/25/28	150	152
[1,2]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K509	4.850%	9/25/28	100	101
[2]	Fifth Third Auto Trust Class A3 Series 2023-1	5.530%	8/15/28	100	101
[2]	Fifth Third Auto Trust Class A4 Series 2023-1	5.520%	2/17/31	20	20
[2]	First National Master Note Trust Class A Series 2023-2	5.770%	9/15/29	50	51
[2]	Ford Credit Auto Lease Trust Class A3 Series 2023-A	4.940%	3/15/26	50	50
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ford Credit Auto Lease Trust Class A3 Series 2023-B	5.910%	10/15/26	100	101
[2]	Ford Credit Auto Lease Trust Class A4 Series 2023-A	4.830%	5/15/26	25	25
[2]	Ford Credit Auto Lease Trust Class A4 Series 2023-B	5.870%	1/15/27	50	51
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-C	0.410%	7/15/25	12	12
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.300%	8/15/25	35	34
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-A	1.290%	6/15/26	37	36
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-B	3.740%	9/15/26	75	74
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-C	4.480%	12/15/26	100	99
[2]	Ford Credit Auto Owner Trust Class A3 Series 2023-A	4.650%	2/15/28	50	50
[2]	Ford Credit Auto Owner Trust Class A3 Series 2023-B	5.230%	5/15/28	50	51
[2]	Ford Credit Auto Owner Trust Class A3 Series 2023-C	5.530%	9/15/28	100	102
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-B	0.790%	11/15/25	19	19
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-C	0.510%	8/15/26	25	24
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.490%	9/15/26	50	48
[2]	Ford Credit Auto Owner Trust Class A4 Series 2022-C	4.590%	12/15/27	100	99
[2]	Ford Credit Auto Owner Trust Class A4 Series 2023-A	4.560%	12/15/28	25	25
[2]	Ford Credit Auto Owner Trust Class A4 Series 2023-C	5.490%	5/15/29	50	51
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-4	4.060%	11/15/30	100	97
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-2	3.060%	4/15/26	150	149
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-4	2.440%	9/15/26	185	181
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	150	141
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K040	2.768%	4/25/24	6	6
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K042	2.267%	6/25/24	4	4
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K047	2.827%	12/25/24	5	5
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K080	3.736%	4/25/28	77	75
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K087	3.591%	10/25/27	76	75
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K121	0.995%	8/25/30	23	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K122	0.863%	5/25/30	14	12
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K129	1.342%	9/25/30	44	38
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K143	2.711%	4/25/55	99	91
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K-1520	2.007%	7/25/35	49	41
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K038	3.389%	3/25/24	135	134
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K039	3.303%	7/25/24	205	203
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K040	3.241%	9/25/24	275	271
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K041	3.171%	10/25/24	272	268

14

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K042	2.670%	12/25/24	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K043	3.062%	12/25/24	148	145
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K045	3.023%	1/25/25	153	150
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K046	3.205%	3/25/25	175	171
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K047	3.329%	5/25/25	175	171
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K048	3.284%	6/25/25	325	318
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K049	3.010%	7/25/25	125	122
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K050	3.334%	8/25/25	200	195
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K052	3.151%	11/25/25	125	122
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K053	2.995%	12/25/25	75	73
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K056	2.525%	5/25/26	150	143
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	100	95
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K064	3.224%	3/25/27	300	290
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K065	3.243%	4/25/27	433	418
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K066	3.117%	6/25/27	150	144
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K067	3.194%	7/25/27	500	481
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	125	120
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/27	200	192
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/27	75	72
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	225	216
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	100	97
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K073	3.350%	1/25/28	125	120
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K074	3.600%	1/25/28	225	218
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K075	3.650%	2/25/28	150	146
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K076	3.900%	4/25/28	350	344
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K078	3.854%	6/25/28	100	98
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K079	3.926%	6/25/28	25	25
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K080	3.926%	7/25/28	175	172
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K081	3.900%	8/25/28	350	343
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K082	3.920%	9/25/28	75	74
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K083	4.050%	9/25/28	1,700	1,676
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K084	3.780%	10/25/28	275	268
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K085	4.060%	10/25/28	225	222
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K087	3.771%	12/25/28	400	390
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	275	267
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K089	3.563%	1/25/29	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K090	3.422%	2/25/29	200	192
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K091	3.505%	3/25/29	450	433
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K092	3.298%	4/25/29	225	214
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K093	2.982%	5/25/29	400	375
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K094	2.903%	6/25/29	275	256
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K095	2.785%	6/25/29	275	255
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K096	2.519%	7/25/29	225	205
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K098	2.425%	8/25/29	450	407
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K099	2.595%	9/25/29	210	192
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K101	2.524%	10/25/29	370	335
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K102	2.537%	10/25/29	350	318
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K103	2.651%	11/25/29	300	274
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K104	2.253%	1/25/30	445	396
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K105	1.872%	1/25/30	95	83
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K106	2.069%	1/25/30	1,300	1,142
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K107	1.639%	1/25/30	100	86
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K108	1.517%	3/25/30	150	127
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K109	1.558%	4/25/30	425	360
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K110	1.477%	4/25/30	25	21
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K111	1.350%	5/25/30	25	21
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K114	1.366%	6/25/30	125	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K116	1.378%	7/25/30	320	266

15

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117	1.406%	8/25/30	25	21
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118	1.493%	9/25/30	400	333
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K120	1.500%	10/25/30	300	249
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K121	1.547%	10/25/30	175	146
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K122	1.521%	11/25/30	175	145
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K124	1.658%	12/25/30	150	125
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K125	1.846%	1/25/31	700	592
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K126	2.074%	1/25/31	250	215
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K127	2.108%	1/25/31	425	366
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K128	2.020%	3/25/31	250	214
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K129	1.914%	5/25/31	400	339
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K130	1.723%	6/25/31	150	125
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K131	1.853%	7/25/31	400	336
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K132	2.023%	8/25/31	100	85
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K133	2.096%	9/25/31	200	170
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K134	2.243%	10/25/31	200	172
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K135	2.154%	10/25/31	125	107
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K138	2.476%	1/25/32	150	130
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K140	2.250%	1/25/32	100	85
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K143	2.350%	3/25/32	100	86
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K148	3.500%	7/25/32	700	654
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1510	3.718%	1/25/31	75	72
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1511	3.470%	3/25/31	100	94
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1514	2.859%	10/25/34	225	191
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1515	1.940%	2/25/35	150	118
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1516	1.721%	5/25/35	225	162
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1517	1.716%	7/25/35	25	19
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1518	1.860%	10/25/35	100	75
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1519	2.013%	12/25/35	100	76
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K152	3.080%	1/25/31	100	92
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1520	2.438%	2/25/36	200	159
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/36	150	115
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K155	3.750%	11/25/32	100	96
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-156	4.430%	2/25/33	75	75
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K157	3.990%	5/25/33	75	73
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-157	4.200%	5/25/33	175	172
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K158	3.900%	12/25/30	100	97
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K159	3.950%	11/25/30	50	49
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-159	4.500%	7/25/33	140	141
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K505	4.819%	6/25/28	140	143
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K506	4.650%	8/25/28	100	101
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K507	4.800%	9/25/28	100	102
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-511	4.860%	10/25/28	50	51
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K512	5.000%	11/25/28	50	51
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K726	2.905%	4/25/24	105	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K727	2.946%	7/25/24	142	140
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K728	3.064%	8/25/24	212	209
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K729	3.136%	10/25/24	900	885
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K730	3.590%	1/25/25	261	257
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K731	3.600%	2/25/25	195	192
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K734	3.208%	2/25/26	375	365
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K735	2.862%	5/25/26	490	472
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K738	1.545%	1/25/27	100	92
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K739	1.336%	9/25/27	25	23
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K742	1.760%	3/25/28	200	181
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K743	1.770%	5/25/28	125	112
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K744	1.712%	7/25/28	98	88
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K745	1.657%	8/25/28	50	44

16

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K746	2.031%	9/25/28	150	135
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K747	2.050%	11/25/28	125	113
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K751	4.412%	3/25/30	150	150
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K752	4.284%	7/25/30	140	139
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K754	4.940%	11/25/30	100	103
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KC02	3.370%	7/25/25	152	149
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KW01	2.853%	1/25/26	200	194
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1510	3.794%	1/25/34	395	375
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1511	3.542%	3/25/34	225	209
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	335	282
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K154	3.459%	11/25/32	50	47
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K155	3.750%	4/25/33	200	189
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K157	3.990%	8/25/33	75	72
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class AM Series K749	2.120%	4/25/29	50	44
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-1	1.900%	3/20/25	87	86
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-2	3.420%	6/20/25	64	64
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-3	4.010%	9/22/25	99	98
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2023-1	5.160%	4/20/26	25	25
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2023-2	5.050%	7/20/26	50	50
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2023-3	5.380%	11/20/26	25	25
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2023-1	5.160%	1/20/27	25	25
[2]	GM Financial Automobile Leasing Trust Class B Series 2023-1	5.510%	1/20/27	25	25
[2]	GM Financial Automobile Leasing Trust Class B Series 2023-2	5.540%	5/20/27	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-3	0.450%	4/16/25	8	8
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-4	0.380%	8/18/25	14	14
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-1	0.350%	10/16/25	13	13
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-2	0.510%	4/16/26	22	22
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-3	0.480%	6/16/26	55	53
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	54	52
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-1	1.260%	11/16/26	42	40
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-2	3.100%	2/16/27	50	49
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-3	3.640%	4/16/27	50	49
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-4	4.820%	8/16/27	125	125
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-1	4.660%	2/16/28	50	50
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-2	4.470%	2/16/28	50	50
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-3	5.450%	6/16/28	30	30
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-4	5.780%	8/16/28	50	51
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-3	0.580%	1/16/26	25	24
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-1	0.540%	5/17/27	250	240
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	25	24
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	50	47
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2023-2	4.430%	10/16/28	50	50
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2023-3	5.340%	12/18/28	18	18
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2023-4	5.710%	2/16/29	50	52
[2]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	150	136
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	150	145
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	50	48
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	100	94
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS2	3.050%	5/10/49	75	71
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	200	187
[2,4]	GS Mortgage Securities Trust Class A4 Series 2016-GS4	3.442%	11/10/49	75	71
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS5	3.674%	3/10/50	150	139
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS7	3.430%	8/10/50	261	232
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC39	3.567%	5/10/52	100	91
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	150	135
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/10/52	275	246
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GSA1	3.048%	11/10/52	125	111
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC22	3.862%	6/10/47	50	49
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	125	123
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	225	220
[2]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	150	147
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	125	111
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC47	2.377%	5/12/53	75	63
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GSA2	2.012%	12/12/53	125	100
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC26	3.365%	11/10/47	11	10
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC32	3.513%	7/10/48	37	36
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC34	3.278%	10/10/48	45	44
[2]	GS Mortgage Securities Trust Class AS Series 2014-GC26	3.964%	11/10/47	50	48
[2,4]	GS Mortgage Securities Trust Class AS Series 2016-GS4	3.645%	11/10/49	50	46
[2,4]	GS Mortgage Securities Trust Class AS Series 2017-GS5	3.826%	3/10/50	50	43

17

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS6	3.638%	5/10/50	100	83
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS7	3.663%	8/10/50	70	59
[2]	GS Mortgage Securities Trust Class AS Series 2019-GC42	3.212%	9/10/52	50	41
[2,4]	GS Mortgage Securities Trust Class AS Series 2020-GC45	3.173%	2/13/53	35	30
[2]	GS Mortgage Securities Trust Class AS Series 2020-GSA2	2.224%	12/12/53	25	19
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.497%	9/10/47	25	24
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC26	4.215%	11/10/47	50	44
[2,4]	GS Mortgage Securities Trust Class C Series 2017-GS6	4.322%	5/10/50	10	8
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-B	0.560%	11/16/26	60	59
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2022-A	3.060%	2/15/27	21	21
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2023-A	5.050%	12/15/27	50	50
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2023-B	5.690%	8/15/28	50	51
[2]	Harley-Davidson Motorcycle Trust Class A4 Series 2022-A	3.260%	1/15/30	25	24
[2]	Harley-Davidson Motorcycle Trust Class A4 Series 2023-A	4.970%	6/17/30	50	50
[2]	Harley-Davidson Motorcycle Trust Class A4 Series 2023-B	5.780%	4/15/31	50	51
[2]	Honda Auto Receivables Owner Trust Class A2 Series 2023-4	5.670%	6/21/28	200	204
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-1	0.270%	4/21/25	17	16
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-2	0.330%	8/15/25	42	41
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-3	0.410%	11/18/25	39	38
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-4	0.880%	1/21/26	70	68
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2022-1	1.880%	5/15/26	49	48
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2022-2	3.730%	7/20/26	50	49
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2023-1	5.040%	4/21/27	50	50
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2023-2	4.930%	11/15/27	25	25
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2023-3	5.410%	2/18/28	100	101
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	25	25
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2021-1	0.420%	1/21/28	50	49
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2023-1	4.970%	6/21/29	25	25
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2023-3	5.300%	12/18/29	20	20
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-C	0.380%	5/15/25	5	5
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-A	0.380%	9/15/25	14	14
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	35	34
[2]	Hyundai Auto Receivables Trust Class A3 Series 2023-A	4.580%	4/15/27	75	74
[2]	Hyundai Auto Receivables Trust Class A3 Series 2023-B	5.480%	4/17/28	43	44
[2]	Hyundai Auto Receivables Trust Class A3 Series 2023-C	5.540%	10/16/28	50	51
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	12	11
[2]	Hyundai Auto Receivables Trust Class A4 Series 2021-A	0.620%	5/17/27	25	24
[2]	Hyundai Auto Receivables Trust Class A4 Series 2023-A	4.480%	7/17/28	25	25
[2]	Hyundai Auto Receivables Trust Class A4 Series 2023-B	5.310%	8/15/29	13	13
[2]	John Deere Owner Trust Class A3 Series 2021-B	0.520%	3/16/26	61	59
[2]	John Deere Owner Trust Class A3 Series 2022-C	5.090%	6/15/27	175	175
[2]	John Deere Owner Trust Class A3 Series 2023-A	5.010%	11/15/27	50	50
[2]	John Deere Owner Trust Class A3 Series 2023-B	5.180%	3/15/28	50	50
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	John Deere Owner Trust Class A3 Series 2023-C	5.480%	5/15/28	120	122
[2]	John Deere Owner Trust Class A4 Series 2022-C	5.200%	9/17/29	50	50
[2]	John Deere Owner Trust Class A4 Series 2023-A	5.010%	12/17/29	25	25
[2]	John Deere Owner Trust Class A4 Series 2023-B	5.110%	5/15/30	25	25
[2]	John Deere Owner Trust Class A4 Series 2023-C	5.390%	8/15/30	20	21
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2016-JP4	3.648%	12/15/49	100	94
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2014-C20	3.805%	7/15/47	75	74
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2015-JP1	3.914%	1/15/49	75	72
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	250	232
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2016-JP4	3.870%	12/15/49	75	69
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	89	86
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	21	21
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C22	3.801%	9/15/47	175	172
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	175	170
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	59	57
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C28	3.227%	10/15/48	125	120
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C29	3.611%	5/15/48	100	96
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	82	79
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	82	80
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C21	3.775%	8/15/47	25	25
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C23	3.934%	9/15/47	85	84
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	50	49
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C25	3.672%	11/15/47	200	195
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C30	3.822%	7/15/48	100	95
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	125	119
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	25	25
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C19	4.243%	4/15/47	50	49
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C22	4.110%	9/15/47	50	48
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C23	4.202%	9/15/47	50	49
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C24	3.914%	11/15/47	75	69
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C25	4.065%	11/15/47	50	48

18

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C26	3.800%	1/15/48	50	48
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C28	3.532%	10/15/48	50	48
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	50	46
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2014-C21	3.428%	8/15/47	1	1
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C27	3.017%	2/15/48	25	25
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C29	3.304%	5/15/48	13	13
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C30	3.559%	7/15/48	27	27
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C31	3.540%	8/15/48	17	16
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C32	3.358%	11/15/48	39	38
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2016-C1	3.316%	3/17/49	29	28
[2,4]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.645%	2/15/47	30	27
[2]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C26	3.951%	1/15/48	50	45
[2]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2019-COR5	3.386%	6/13/52	200	179
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	400	379
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	100	93
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2019-COR4	4.029%	3/10/52	100	90
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2017-JP6	3.744%	7/15/50	100	88
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2019-COR5	3.669%	6/13/52	25	22
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2016-C2	3.144%	6/15/49	75	70
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	225	212
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2019-COR6	3.057%	11/13/52	175	138
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	75	69
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2020-COR7	2.180%	5/13/53	50	39
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2016-C2	3.484%	6/15/49	50	45
[2,4]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2017-C7	3.713%	10/15/50	50	45
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2018-C8	4.421%	6/15/51	25	23
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	4	5
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2023-A	4.740%	1/15/27	75	75
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-B	0.510%	3/15/27	25	25
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2023-A	4.710%	2/15/29	50	49
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2021-1	0.460%	6/15/26	42	41
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2023-1	4.510%	11/15/27	75	75
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2023-2	5.950%	11/15/28	50	52
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2020-1	0.770%	10/15/26	9	9
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2023-2	6.010%	1/15/31	50	52
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2017-C34	3.276%	11/15/52	125	117
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	75	73
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	200	194
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C21	3.338%	3/15/48	100	97
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C22	3.306%	4/15/48	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	125	121
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C24	3.732%	5/15/48	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C27	3.753%	12/15/47	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C28	3.544%	1/15/49	225	215
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	150	139
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	71	70
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C26	3.531%	10/15/48	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C30	2.860%	9/15/49	200	186
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C31	3.102%	11/15/49	250	233
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2017-C33	3.599%	5/15/50	150	142
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2017-C33	3.852%	5/15/50	100	93
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C19	3.326%	12/15/47	7	7
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C20	3.069%	2/15/48	7	7
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C22	3.040%	4/15/48	20	19
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C23	3.398%	7/15/50	12	12
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C25	3.383%	10/15/48	37	36
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C26	3.323%	10/15/48	25	25
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C27	3.557%	12/15/47	15	15
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2016-C28	3.288%	1/15/49	29	28
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C14	4.847%	2/15/47	100	99
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.352%	6/15/47	50	46

19

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C18	4.428%	10/15/47	50	48
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2015-C22	3.883%	4/15/48	50	46
[2]	Morgan Stanley Capital I Class A4 Series 2017-HR2	3.587%	12/15/50	50	47
[2]	Morgan Stanley Capital I Trust Class A3 Series 2016-UBS9	3.329%	3/15/49	25	24
[2]	Morgan Stanley Capital I Trust Class A3 Series 2019-L2	3.806%	3/15/52	50	47
[2]	Morgan Stanley Capital I Trust Class A3 Series 2020-L4	2.698%	2/15/53	175	154
[2]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	75	72
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	100	93
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	200	187
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UBS12	3.596%	12/15/49	200	187
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-H6	3.417%	6/15/52	250	229
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L2	4.071%	3/15/52	150	131
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L3	3.127%	11/15/52	200	175
[2]	Morgan Stanley Capital I Trust Class A4 Series 2020-HR8	2.041%	7/15/53	65	54
[2,4]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/54	75	62
[2]	Morgan Stanley Capital I Trust Class A5 Series 2017-H1	3.530%	6/15/50	150	140
[2]	Morgan Stanley Capital I Trust Class A5 Series 2021-L7	2.574%	10/15/54	150	126
[2,4]	Morgan Stanley Capital I Trust Class A5 Series 2022-L8	3.794%	4/15/55	150	136
[2]	Morgan Stanley Capital I Trust Class AS Series 2016-BNK2	3.282%	11/15/49	83	72
[2]	Morgan Stanley Capital I Trust Class AS Series 2019-H6	3.700%	6/15/52	25	22
[2]	Morgan Stanley Capital I Trust Class AS Series 2020-L4	2.880%	2/15/53	25	20
[2]	MSWF Commercial Mortgage Trust Class A5 Series 2023-1	5.752%	5/15/56	100	105
[2,4]	MSWF Commercial Mortgage Trust Class A5 Series 2023-2	6.014%	12/15/56	50	54
[2,4]	MSWF Commercial Mortgage Trust Class AS Series 2023-1	6.199%	5/15/56	50	50
[2]	Nissan Auto Lease Trust Class A3 Series 2023-A	4.910%	1/15/26	50	50
[2]	Nissan Auto Lease Trust Class A3 Series 2023-B	5.690%	7/15/26	25	25
[2]	Nissan Auto Lease Trust Class A4 Series 2023-A	4.800%	7/15/27	25	25
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2021-A	0.330%	10/15/25	45	44
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2022-A	1.860%	8/17/26	48	46
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2022-B	4.460%	5/17/27	75	74
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2023-A	4.910%	11/15/27	100	100
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-C	1.950%	5/15/26	8	8
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2021-A	0.570%	9/15/27	50	47
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2022-A	2.070%	12/17/29	25	24
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2023-B	5.960%	10/15/30	200	210
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2023-1	4.880%	4/15/27	150	149
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2023-2	5.210%	7/15/27	25	25
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2023-4	5.730%	4/17/28	40	40
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2023-5	6.020%	9/15/28	100	101
[2]	Santander Drive Auto Receivables Trust Class B Series 2022-1	2.360%	8/17/26	53	53
[2]	Santander Drive Auto Receivables Trust Class B Series 2022-2	3.440%	9/15/27	50	49
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-1	4.980%	2/15/28	25	25
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-2	5.240%	5/15/28	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-3	5.610%	7/17/28	20	20
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-4	5.770%	12/15/28	20	20
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-5	6.160%	12/17/29	50	51
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-3	0.950%	9/15/27	20	20
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-4	1.260%	2/16/27	50	49
[2]	Santander Drive Auto Receivables Trust Class C Series 2022-1	2.560%	4/17/28	25	24
[2]	Santander Drive Auto Receivables Trust Class C Series 2022-2	3.760%	7/16/29	50	48
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-1	5.090%	5/15/30	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-2	5.470%	12/16/30	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-3	5.770%	11/15/30	20	20
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-4	6.040%	12/15/31	60	60
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-5	6.430%	2/18/31	50	51
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-2	1.350%	7/15/27	60	58
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-3	1.330%	9/15/27	50	48
[2]	Synchrony Card Funding LLC Class A Series 2022-A1	3.370%	4/15/28	200	195
[2]	Synchrony Card Funding LLC Class A Series 2023-A1	5.540%	7/15/29	75	76
[2]	Synchrony Card Funding LLC Class A Series 2023-A2	5.740%	10/15/29	200	205
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	0.260%	5/15/25	9	8
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-B	0.260%	11/17/25	132	129
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.430%	1/15/26	74	72
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-D	0.710%	4/15/26	71	69
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-B	2.930%	9/15/26	75	74
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-C	3.760%	4/15/27	50	49
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-A	4.630%	9/15/27	50	50
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-B	4.710%	2/15/28	50	50
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-C	5.160%	4/17/28	50	50
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-D	5.540%	8/15/28	50	51
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	14	14
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	0.390%	6/15/26	25	24
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-D	0.470%	1/15/26	24	23
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-B	0.530%	10/15/26	50	47
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2023-A	4.420%	8/15/28	25	25
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2023-B	4.660%	9/15/28	25	25
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2023-D	5.490%	3/15/29	50	51
[2]	UBS Commercial Mortgage Trust Class A3 Series 2017-C4	3.301%	10/15/50	91	85
[2]	UBS Commercial Mortgage Trust Class A3 Series 2018-C8	3.720%	2/15/51	120	113
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C1	3.460%	6/15/50	100	93
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C2	3.487%	8/15/50	150	141
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C3	3.426%	8/15/50	175	162
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C4	3.563%	10/15/50	150	139
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	138
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C10	4.313%	5/15/51	175	166

20

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C13	4.334%	10/15/51	75	71
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C14	4.448%	12/15/51	225	212
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C15	4.341%	12/15/51	125	119
[2,4]	UBS Commercial Mortgage Trust Class A4 Series 2018-C9	4.117%	3/15/51	275	258
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C16	3.605%	4/15/52	100	90
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C17	2.921%	10/15/52	125	109
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C18	3.035%	12/15/52	75	65
[2]	UBS Commercial Mortgage Trust Class A5 Series 2017-C5	3.474%	11/15/50	100	92
[2,4]	UBS Commercial Mortgage Trust Class A5 Series 2018-C11	4.241%	6/15/51	125	117
[2]	UBS Commercial Mortgage Trust Class A5 Series 2018-C12	4.296%	8/15/51	100	94
[2]	UBS Commercial Mortgage Trust Class AS Series 2017-C1	3.724%	6/15/50	50	46
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C2	3.740%	8/15/50	50	44
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C3	3.739%	8/15/50	75	69
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C4	3.836%	10/15/50	62	55
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C7	4.061%	12/15/50	100	92
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2018-C8	4.215%	2/15/51	75	69
[2]	UBS Commercial Mortgage Trust Class AS Series 2019-C16	3.887%	4/15/52	25	22
[2]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	550	540
[2]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	350	338
[2]	Verizon Master Trust Class A Series 2022-2	1.530%	7/20/28	150	144
[2]	Verizon Master Trust Class A Series 2022-4	3.400%	11/20/28	200	195
[2]	Verizon Master Trust Class A Series 2022-6	3.670%	1/22/29	100	99
[2]	Verizon Master Trust Class A Series 2023-1	4.490%	1/22/29	175	174
[2]	Verizon Master Trust Class A Series 2023-2	4.890%	4/13/28	75	75
[2]	Verizon Master Trust Class A1A Series 2023-4	5.160%	6/20/29	160	162
[2]	Verizon Master Trust Class A1A Series 2023-5	5.610%	9/8/28	50	50
[2]	Verizon Master Trust Class A1A Series 2023-7	5.670%	11/20/29	50	51
[2]	Volkswagen Auto Lease Trust Class A3 Series 2023-A	5.810%	10/20/26	100	101
[2]	Volkswagen Auto Lease Trust Class A4 Series 2023-A	5.800%	4/20/28	40	40
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2021-1	1.020%	6/22/26	83	81
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2023-1	5.020%	6/20/28	50	50
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2023-2	5.480%	12/20/28	50	51
[2]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2023-2	5.570%	4/22/30	50	52
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	150	139
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-C36	2.807%	11/15/59	41	39
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	100	94
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C26	3.166%	2/15/48	75	73
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	146	143
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C28	3.540%	5/15/48	175	169
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	175	170
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	50	48
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	75	72
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-P2	3.809%	12/15/48	50	48
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-SG1	3.789%	9/15/48	204	197
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C33	3.426%	3/15/59	325	310
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C34	3.096%	6/15/49	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-LC24	2.942%	10/15/49	162	152
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	150	142
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C41	3.472%	11/15/50	250	235
[2,4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C43	4.012%	3/15/51	275	262
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C45	4.184%	6/15/51	200	192
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	150	146
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C51	3.311%	6/15/52	200	177
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C53	3.040%	10/15/52	200	179
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	100	90
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2020-C58	2.092%	7/15/53	50	41
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	75	74
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	125	122
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-LC20	3.184%	4/15/50	276	267
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-NXS1	3.148%	5/15/48	50	48
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2016-C37	3.794%	12/15/49	100	96
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C38	3.453%	7/15/50	192	180
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C39	3.418%	9/15/50	175	163
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	175	168
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C52	2.892%	8/15/52	270	240
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C55	2.725%	2/15/53	165	144
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C56	2.448%	6/15/53	50	42
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2021-C59	2.626%	4/15/54	100	85
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC18	3.808%	12/15/47	75	72
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C26	3.580%	2/15/48	50	48
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C28	3.872%	5/15/48	31	29
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	75	73
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C38	3.665%	7/15/50	54	48
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C39	3.702%	9/15/50	100	88
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C40	3.854%	10/15/50	25	23
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2018-C43	4.152%	3/15/51	50	46
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2019-C52	3.143%	8/15/52	100	84
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C26	2.991%	2/15/48	25	24
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C29	3.400%	6/15/48	31	30
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC20	2.978%	4/15/50	8	8
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC22	3.571%	9/15/58	15	15
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-NXS1	2.934%	5/15/48	2	2
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-P2	3.656%	12/15/48	40	39
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-C32	3.324%	1/15/59	22	22

21

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-LC24	2.825%	10/15/49	48	46
[2]	Wells Fargo Commercial Mortgage Trust Class B Series 2015-LC20	3.719%	4/15/50	50	47
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C24	3.428%	11/15/47	25	24
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	46	46
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	39	39
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	25	24
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	75	74
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C22	3.752%	9/15/57	150	146
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	50	49
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	65	63
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C25	3.631%	11/15/47	50	49
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	9	9
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C14	3.488%	6/15/46	20	19
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C15	4.358%	8/15/46	9	9
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C20	4.176%	5/15/47	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-LC14	4.351%	3/15/47	60	59
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C23	3.636%	10/15/57	10	10
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C19	4.723%	3/15/47	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C22	4.371%	9/15/57	25	22
[2]	World Omni Auto Receivables Trust Ciass A4 Series 2023-B	4.680%	5/15/29	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	1	1
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-C	0.480%	11/17/25	9	9
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-A	0.300%	1/15/26	15	14
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-B	0.420%	6/15/26	36	35
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-C	0.440%	8/17/26	58	56
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-D	0.810%	10/15/26	70	68
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-A	1.660%	5/17/27	45	44
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-B	3.250%	7/15/27	75	74
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-C	3.660%	10/15/27	50	49
[2]	World Omni Auto Receivables Trust Class A3 Series 2023-A	4.830%	5/15/28	75	75
[2]	World Omni Auto Receivables Trust Class A3 Series 2023-B	4.660%	5/15/28	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2023-C	5.150%	11/15/28	25	25
[2]	World Omni Auto Receivables Trust Class A3 Series 2023-D	5.790%	2/15/29	300	307
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-B	0.820%	1/15/26	10	10
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-C	0.610%	10/15/26	25	24
[2]	World Omni Auto Receivables Trust Class A4 Series 2023-A	4.660%	5/15/29	25	25
[2]	World Omni Automobile Lease Securitization Class A3 Series 2023-A	5.070%	9/15/26	50	50
[2]	World Omni Select Auto Trust Class A3 Series 2023-A	5.650%	7/17/28	75	75
[2]	World Omni Select Auto Trust Class C Series 2023-A	6.000%	1/16/29	25	25
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $119,839)					110,295
Corporate Bonds (26.7%)
Communications (2.3%)
	Alphabet Inc.	0.450%	8/15/25	500	469
	Alphabet Inc.	0.800%	8/15/27	500	447
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Alphabet Inc.	1.100%	8/15/30	500	415
Alphabet Inc.	1.900%	8/15/40	200	139
Alphabet Inc.	2.050%	8/15/50	540	338
America Movil SAB de CV	3.625%	4/22/29	200	189
America Movil SAB de CV	2.875%	5/7/30	200	178
America Movil SAB de CV	4.700%	7/21/32	250	245
America Movil SAB de CV	6.375%	3/1/35	300	334
America Movil SAB de CV	6.125%	11/15/37	150	164
America Movil SAB de CV	6.125%	3/30/40	200	218
America Movil SAB de CV	4.375%	7/16/42	250	226
America Movil SAB de CV	4.375%	4/22/49	200	177
AT&T Inc.	3.875%	1/15/26	400	392
AT&T Inc.	5.539%	2/20/26	250	250
AT&T Inc.	1.700%	3/25/26	500	468
AT&T Inc.	3.800%	2/15/27	700	683
AT&T Inc.	2.300%	6/1/27	450	418
AT&T Inc.	1.650%	2/1/28	500	445
AT&T Inc.	4.100%	2/15/28	402	393
AT&T Inc.	4.350%	3/1/29	663	655
AT&T Inc.	4.300%	2/15/30	460	450
AT&T Inc.	2.750%	6/1/31	450	394
AT&T Inc.	2.250%	2/1/32	600	496
AT&T Inc.	2.550%	12/1/33	472	385
AT&T Inc.	4.500%	5/15/35	200	190
AT&T Inc.	5.250%	3/1/37	550	553
AT&T Inc.	4.900%	8/15/37	300	290
AT&T Inc.	4.850%	3/1/39	480	459
AT&T Inc.	3.500%	6/1/41	500	397
AT&T Inc.	4.300%	12/15/42	271	236
AT&T Inc.	4.750%	5/15/46	723	655
AT&T Inc.	5.150%	11/15/46	736	709
AT&T Inc.	4.500%	3/9/48	400	350
AT&T Inc.	3.650%	6/1/51	367	277
AT&T Inc.	3.500%	9/15/53	1,764	1,283
AT&T Inc.	3.550%	9/15/55	1,550	1,118
AT&T Inc.	3.800%	12/1/57	968	721
AT&T Inc.	3.650%	9/15/59	629	452
AT&T Inc.	3.850%	6/1/60	416	311
Baidu Inc.	3.075%	4/7/25	200	195
Baidu Inc.	3.625%	7/6/27	200	192
Baidu Inc.	3.425%	4/7/30	200	182
Baidu Inc.	2.375%	8/23/31	200	165
Bell Telephone Co. of Canada or Bell Canada	5.100%	5/11/33	1,000	1,025
Bell Telephone Co. of Canada or Bell Canada	3.200%	2/15/52	100	71
Booking Holdings Inc.	3.650%	3/15/25	100	98
Booking Holdings Inc.	3.600%	6/1/26	225	221
Booking Holdings Inc.	3.550%	3/15/28	100	97
Booking Holdings Inc.	4.625%	4/13/30	300	302
British Telecommunications plc	9.625%	12/15/30	516	639
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	842
Charter Communications Operating LLC / Charter Communications Operating Capital	6.150%	11/10/26	500	511
Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	230	217
Charter Communications Operating LLC / Charter Communications Operating Capital	2.250%	1/15/29	250	217
Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	223
Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	330	279
Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	4/1/33	200	185
Charter Communications Operating LLC / Charter Communications Operating Capital	6.650%	2/1/34	200	211

22

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	350	316
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	6/1/41	180	127
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	250	174
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	450	442
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	384
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	400	356
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	275	224
Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	650	506
Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	400	261
Charter Communications Operating LLC / Charter Communications Operating Capital	3.900%	6/1/52	500	337
Charter Communications Operating LLC / Charter Communications Operating Capital	5.250%	4/1/53	300	252
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	75
Charter Communications Operating LLC / Charter Communications Operating Capital	3.850%	4/1/61	300	189
Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	12/1/61	200	138
Charter Communications Operating LLC / Charter Communications Operating Capital	3.950%	6/30/62	250	159
Charter Communications Operating LLC / Charter Communications Operating Capital	5.500%	4/1/63	200	167
Comcast Corp.	3.375%	8/15/25	500	489
Comcast Corp.	3.950%	10/15/25	625	617
Comcast Corp.	3.150%	3/1/26	400	388
Comcast Corp.	2.350%	1/15/27	495	465
Comcast Corp.	3.300%	2/1/27	400	386
Comcast Corp.	3.300%	4/1/27	150	144
Comcast Corp.	3.150%	2/15/28	325	310
Comcast Corp.	4.150%	10/15/28	950	937
Comcast Corp.	4.550%	1/15/29	200	201
Comcast Corp.	4.250%	10/15/30	350	345
Comcast Corp.	1.950%	1/15/31	500	422
Comcast Corp.	1.500%	2/15/31	500	408
Comcast Corp.	4.250%	1/15/33	275	267
Comcast Corp.	4.800%	5/15/33	200	203
Comcast Corp.	4.200%	8/15/34	175	167
Comcast Corp.	5.650%	6/15/35	1,065	1,144
Comcast Corp.	4.400%	8/15/35	150	144
Comcast Corp.	3.200%	7/15/36	225	189
Comcast Corp.	6.450%	3/15/37	175	200
Comcast Corp.	4.600%	10/15/38	550	533
Comcast Corp.	3.250%	11/1/39	250	203
Comcast Corp.	3.750%	4/1/40	300	258
Comcast Corp.	4.650%	7/15/42	370	348
Comcast Corp.	3.400%	7/15/46	200	155
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.969%	11/1/47	1,086	913
	Comcast Corp.	4.000%	3/1/48	200	168
	Comcast Corp.	4.700%	10/15/48	38	36
	Comcast Corp.	3.999%	11/1/49	268	224
	Comcast Corp.	3.450%	2/1/50	400	308
	Comcast Corp.	2.800%	1/15/51	300	200
	Comcast Corp.	2.887%	11/1/51	882	597
	Comcast Corp.	5.350%	5/15/53	283	294
	Comcast Corp.	2.937%	11/1/56	853	562
	Comcast Corp.	4.950%	10/15/58	238	234
	Comcast Corp.	2.987%	11/1/63	847	547
	Comcast Corp.	5.500%	5/15/64	248	261
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	934
	Discovery Communications LLC	3.950%	6/15/25	303	296
	Discovery Communications LLC	3.950%	3/20/28	400	381
	Discovery Communications LLC	5.000%	9/20/37	325	291
	Discovery Communications LLC	6.350%	6/1/40	150	150
	Discovery Communications LLC	5.200%	9/20/47	225	194
	Discovery Communications LLC	5.300%	5/15/49	75	65
	Discovery Communications LLC	4.650%	5/15/50	200	161
	Discovery Communications LLC	4.000%	9/15/55	269	191
	Electronic Arts Inc.	4.800%	3/1/26	100	100
	Expedia Group Inc.	5.000%	2/15/26	150	150
	Expedia Group Inc.	4.625%	8/1/27	150	150
	Expedia Group Inc.	3.250%	2/15/30	250	229
	Expedia Group Inc.	2.950%	3/15/31	81	72
	Fox Corp.	3.050%	4/7/25	100	97
	Fox Corp.	4.709%	1/25/29	375	373
	Fox Corp.	3.500%	4/8/30	150	138
	Fox Corp.	5.476%	1/25/39	250	244
	Fox Corp.	5.576%	1/25/49	325	312
	Grupo Televisa SAB	4.625%	1/30/26	100	99
	Grupo Televisa SAB	6.625%	1/15/40	125	131
	Grupo Televisa SAB	5.000%	5/13/45	225	193
	Grupo Televisa SAB	5.250%	5/24/49	200	179
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	210	209
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	99
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	100	98
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	166
	Koninklijke KPN NV	8.375%	10/1/30	125	147
	Meta Platforms Inc.	3.500%	8/15/27	200	195
	Meta Platforms Inc.	4.600%	5/15/28	275	279
	Meta Platforms Inc.	4.800%	5/15/30	200	205
	Meta Platforms Inc.	3.850%	8/15/32	200	190
	Meta Platforms Inc.	4.950%	5/15/33	300	310
	Meta Platforms Inc.	4.450%	8/15/52	500	460
	Meta Platforms Inc.	5.600%	5/15/53	442	480
	Meta Platforms Inc.	4.650%	8/15/62	200	187
	Meta Platforms Inc.	5.750%	5/15/63	310	340
	NBCUniversal Media LLC	4.450%	1/15/43	225	206
	Netflix Inc.	4.375%	11/15/26	245	244
	Netflix Inc.	4.875%	4/15/28	467	473
	Netflix Inc.	5.875%	11/15/28	230	243
	Netflix Inc.	6.375%	5/15/29	85	93
[5]	Netflix Inc.	5.375%	11/15/29	147	152
[5]	Netflix Inc.	4.875%	6/15/30	83	84
	Omnicom Group Inc.	2.450%	4/30/30	150	130
	Omnicom Group Inc.	4.200%	6/1/30	100	97
	Omnicom Group Inc.	2.600%	8/1/31	200	172
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	250	244
	Orange SA	9.000%	3/1/31	550	680
	Orange SA	5.375%	1/13/42	325	331
	Orange SA	5.500%	2/6/44	200	208
	Paramount Global Inc.	2.900%	1/15/27	279	258
	Paramount Global Inc.	3.375%	2/15/28	100	91
	Paramount Global Inc.	3.700%	6/1/28	100	92
	Paramount Global Inc.	4.950%	1/15/31	250	237
	Paramount Global Inc.	4.200%	5/19/32	200	179
	Paramount Global Inc.	5.500%	5/15/33	75	71
	Paramount Global Inc.	6.875%	4/30/36	240	244
	Paramount Global Inc.	4.850%	7/1/42	225	180
	Paramount Global Inc.	4.375%	3/15/43	256	190
	Paramount Global Inc.	5.850%	9/1/43	225	203
	Paramount Global Inc.	4.900%	8/15/44	100	79
	Paramount Global Inc.	4.950%	5/19/50	150	122
	Rogers Communications Inc.	3.625%	12/15/25	125	121
	Rogers Communications Inc.	2.900%	11/15/26	100	95
	Rogers Communications Inc.	3.200%	3/15/27	200	191
	Rogers Communications Inc.	3.800%	3/15/32	400	368
	Rogers Communications Inc.	4.500%	3/15/42	200	177
	Rogers Communications Inc.	4.500%	3/15/43	265	235

23

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Rogers Communications Inc.	5.000%	3/15/44	190	178
Rogers Communications Inc.	4.350%	5/1/49	250	212
Rogers Communications Inc.	3.700%	11/15/49	150	114
Rogers Communications Inc.	4.550%	3/15/52	400	350
Sprint Capital Corp.	6.875%	11/15/28	250	271
Sprint Capital Corp.	8.750%	3/15/32	448	553
Sprint LLC	7.625%	2/15/25	245	249
Take-Two Interactive Software Inc.	3.550%	4/14/25	200	196
Take-Two Interactive Software Inc.	3.700%	4/14/27	200	194
Telefonica Emisiones SA	4.103%	3/8/27	250	245
Telefonica Emisiones SA	7.045%	6/20/36	475	538
Telefonica Emisiones SA	4.665%	3/6/38	200	183
Telefonica Emisiones SA	5.213%	3/8/47	550	512
Telefonica Emisiones SA	4.895%	3/6/48	250	221
Telefonica Europe BV	8.250%	9/15/30	250	293
TELUS Corp.	2.800%	2/16/27	100	94
TELUS Corp.	3.400%	5/13/32	100	89
TELUS Corp.	4.300%	6/15/49	200	168
Tencent Music Entertainment Group	2.000%	9/3/30	200	162
Time Warner Cable Enterprises LLC	8.375%	7/15/33	200	233
Time Warner Cable LLC	6.550%	5/1/37	200	197
Time Warner Cable LLC	7.300%	7/1/38	50	52
Time Warner Cable LLC	6.750%	6/15/39	400	398
Time Warner Cable LLC	5.875%	11/15/40	425	387
Time Warner Cable LLC	5.500%	9/1/41	250	219
Time Warner Cable LLC	4.500%	9/15/42	250	197
T-Mobile USA Inc.	3.500%	4/15/25	600	588
T-Mobile USA Inc.	1.500%	2/15/26	200	186
T-Mobile USA Inc.	2.250%	2/15/26	339	321
T-Mobile USA Inc.	2.625%	4/15/26	104	99
T-Mobile USA Inc.	3.750%	4/15/27	800	776
T-Mobile USA Inc.	5.375%	4/15/27	70	70
T-Mobile USA Inc.	4.750%	2/1/28	200	199
T-Mobile USA Inc.	2.050%	2/15/28	250	226
T-Mobile USA Inc.	4.950%	3/15/28	70	71
T-Mobile USA Inc.	4.800%	7/15/28	200	202
T-Mobile USA Inc.	2.625%	2/15/29	140	126
T-Mobile USA Inc.	2.400%	3/15/29	100	90
T-Mobile USA Inc.	3.375%	4/15/29	110	102
T-Mobile USA Inc.	3.875%	4/15/30	1,520	1,443
T-Mobile USA Inc.	2.550%	2/15/31	900	775
T-Mobile USA Inc.	2.875%	2/15/31	186	164
T-Mobile USA Inc.	3.500%	4/15/31	395	361
T-Mobile USA Inc.	2.250%	11/15/31	500	416
T-Mobile USA Inc.	2.700%	3/15/32	200	171
T-Mobile USA Inc.	5.200%	1/15/33	300	307
T-Mobile USA Inc.	5.050%	7/15/33	460	464
T-Mobile USA Inc.	4.375%	4/15/40	400	362
T-Mobile USA Inc.	3.000%	2/15/41	155	116
T-Mobile USA Inc.	4.500%	4/15/50	850	753
T-Mobile USA Inc.	3.300%	2/15/51	1,000	724
T-Mobile USA Inc.	3.400%	10/15/52	575	420
T-Mobile USA Inc.	5.650%	1/15/53	158	165
T-Mobile USA Inc.	5.750%	1/15/54	221	234
T-Mobile USA Inc.	3.600%	11/15/60	200	146
TWDC Enterprises 18 Corp.	3.000%	2/13/26	300	290
TWDC Enterprises 18 Corp.	1.850%	7/30/26	170	159
TWDC Enterprises 18 Corp.	4.375%	8/16/41	75	69
TWDC Enterprises 18 Corp.	4.125%	12/1/41	205	184
TWDC Enterprises 18 Corp.	3.700%	12/1/42	125	106
TWDC Enterprises 18 Corp.	4.125%	6/1/44	200	179
TWDC Enterprises 18 Corp.	3.000%	7/30/46	300	220
Verisign Inc.	2.700%	6/15/31	200	172
Verizon Communications Inc.	3.376%	2/15/25	250	245
Verizon Communications Inc.	0.850%	11/20/25	500	465
Verizon Communications Inc.	1.450%	3/20/26	500	466
Verizon Communications Inc.	2.625%	8/15/26	475	453
Verizon Communications Inc.	4.125%	3/16/27	700	690
Verizon Communications Inc.	3.000%	3/22/27	150	143
Verizon Communications Inc.	2.100%	3/22/28	600	542
Verizon Communications Inc.	4.329%	9/21/28	829	820
Verizon Communications Inc.	4.016%	12/3/29	727	703
Verizon Communications Inc.	3.150%	3/22/30	310	284
Verizon Communications Inc.	1.680%	10/30/30	527	434
Verizon Communications Inc.	1.750%	1/20/31	500	411
Verizon Communications Inc.	2.550%	3/21/31	800	690
Verizon Communications Inc.	2.355%	3/15/32	933	777
Verizon Communications Inc.	5.050%	5/9/33	177	181
Verizon Communications Inc.	4.500%	8/10/33	575	561
Verizon Communications Inc.	4.400%	11/1/34	325	313
Verizon Communications Inc.	4.272%	1/15/36	256	241
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Verizon Communications Inc.	4.812%	3/15/39	350	339
Verizon Communications Inc.	2.650%	11/20/40	700	505
Verizon Communications Inc.	3.400%	3/22/41	600	479
Verizon Communications Inc.	2.850%	9/3/41	200	148
Verizon Communications Inc.	4.750%	11/1/41	200	194
Verizon Communications Inc.	4.125%	8/15/46	250	215
Verizon Communications Inc.	4.862%	8/21/46	639	610
Verizon Communications Inc.	4.522%	9/15/48	176	161
Verizon Communications Inc.	4.000%	3/22/50	250	208
Verizon Communications Inc.	2.875%	11/20/50	500	341
Verizon Communications Inc.	3.550%	3/22/51	900	694
Verizon Communications Inc.	2.987%	10/30/56	900	599
Verizon Communications Inc.	3.000%	11/20/60	500	329
Verizon Communications Inc.	3.700%	3/22/61	500	383
Vodafone Group plc	4.375%	5/30/28	103	103
Vodafone Group plc	7.875%	2/15/30	150	172
Vodafone Group plc	6.250%	11/30/32	100	109
Vodafone Group plc	6.150%	2/27/37	200	217
Vodafone Group plc	4.375%	2/19/43	275	240
Vodafone Group plc	5.250%	5/30/48	83	81
Vodafone Group plc	4.875%	6/19/49	350	318
Vodafone Group plc	4.250%	9/17/50	300	250
Vodafone Group plc	5.625%	2/10/53	310	314
Vodafone Group plc	5.125%	6/19/59	100	91
Walt Disney Co.	3.350%	3/24/25	345	339
Walt Disney Co.	3.700%	10/15/25	125	123
Walt Disney Co.	1.750%	1/13/26	300	284
Walt Disney Co.	2.200%	1/13/28	200	185
Walt Disney Co.	2.000%	9/1/29	400	355
Walt Disney Co.	3.800%	3/22/30	240	233
Walt Disney Co.	2.650%	1/13/31	700	623
Walt Disney Co.	6.200%	12/15/34	400	453
Walt Disney Co.	6.400%	12/15/35	149	171
Walt Disney Co.	6.650%	11/15/37	200	235
Walt Disney Co.	4.625%	3/23/40	75	73
Walt Disney Co.	3.500%	5/13/40	400	338
Walt Disney Co.	5.400%	10/1/43	100	105
Walt Disney Co.	4.750%	9/15/44	175	169
Walt Disney Co.	2.750%	9/1/49	275	189
Walt Disney Co.	4.700%	3/23/50	395	384
Walt Disney Co.	3.600%	1/13/51	400	322
Walt Disney Co.	3.800%	5/13/60	300	244
Warnermedia Holdings Inc.	3.638%	3/15/25	300	294
Warnermedia Holdings Inc.	3.755%	3/15/27	800	767
Warnermedia Holdings Inc.	4.054%	3/15/29	300	284
Warnermedia Holdings Inc.	4.279%	3/15/32	1,000	915
Warnermedia Holdings Inc.	5.050%	3/15/42	900	793
Warnermedia Holdings Inc.	5.141%	3/15/52	1,400	1,205
Warnermedia Holdings Inc.	5.391%	3/15/62	350	301
Weibo Corp.	3.375%	7/8/30	200	172
				98,236
Consumer Discretionary (1.7%)
Alibaba Group Holding Ltd.	3.400%	12/6/27	400	379
Alibaba Group Holding Ltd.	2.125%	2/9/31	300	248
Alibaba Group Holding Ltd.	4.500%	11/28/34	280	263
Alibaba Group Holding Ltd.	4.000%	12/6/37	200	172
Alibaba Group Holding Ltd.	4.200%	12/6/47	225	184
Alibaba Group Holding Ltd.	3.150%	2/9/51	200	133
Alibaba Group Holding Ltd.	4.400%	12/6/57	100	81
Alibaba Group Holding Ltd.	3.250%	2/9/61	300	190
Amazon.com Inc.	3.800%	12/5/24	120	119
Amazon.com Inc.	3.000%	4/13/25	200	196
Amazon.com Inc.	0.800%	6/3/25	285	270
Amazon.com Inc.	5.200%	12/3/25	225	228
Amazon.com Inc.	1.000%	5/12/26	600	554
Amazon.com Inc.	3.300%	4/13/27	600	583
Amazon.com Inc.	1.200%	6/3/27	285	257
Amazon.com Inc.	3.150%	8/22/27	725	697
Amazon.com Inc.	4.550%	12/1/27	500	507
Amazon.com Inc.	1.650%	5/12/28	500	450
Amazon.com Inc.	3.450%	4/13/29	400	388
Amazon.com Inc.	1.500%	6/3/30	405	343
Amazon.com Inc.	2.100%	5/12/31	500	431
Amazon.com Inc.	3.600%	4/13/32	500	476
Amazon.com Inc.	4.700%	12/1/32	500	514
Amazon.com Inc.	4.800%	12/5/34	225	233
Amazon.com Inc.	3.875%	8/22/37	600	557
Amazon.com Inc.	2.875%	5/12/41	500	393
Amazon.com Inc.	4.050%	8/22/47	600	541
Amazon.com Inc.	2.500%	6/3/50	800	533
Amazon.com Inc.	3.100%	5/12/51	700	523
Amazon.com Inc.	3.950%	4/13/52	400	351
Amazon.com Inc.	2.700%	6/3/60	400	265

24

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amazon.com Inc.	3.250%	5/12/61	200	147
	Amazon.com Inc.	4.100%	4/13/62	400	354
	American Honda Finance Corp.	4.600%	4/17/25	200	199
	American Honda Finance Corp.	1.200%	7/8/25	200	190
	American Honda Finance Corp.	5.250%	7/7/26	200	204
	American Honda Finance Corp.	2.350%	1/8/27	100	94
	American Honda Finance Corp.	2.000%	3/24/28	100	91
	American Honda Finance Corp.	5.125%	7/7/28	200	206
	American Honda Finance Corp.	5.650%	11/15/28	200	209
	American Honda Finance Corp.	2.250%	1/12/29	100	90
	American Honda Finance Corp.	4.600%	4/17/30	200	200
	American Honda Finance Corp.	1.800%	1/13/31	300	254
[2]	American University	3.672%	4/1/49	110	89
	Aptiv plc	4.350%	3/15/29	50	49
	Aptiv plc	4.400%	10/1/46	50	40
	Aptiv plc	5.400%	3/15/49	50	47
	Aptiv plc	3.100%	12/1/51	250	163
	Aptiv plc / Aptiv Corp.	3.250%	3/1/32	200	177
	Aptiv plc / Aptiv Corp.	4.150%	5/1/52	200	159
	AutoNation Inc.	4.500%	10/1/25	150	147
	AutoNation Inc.	3.800%	11/15/27	75	70
	AutoNation Inc.	3.850%	3/1/32	250	223
	AutoZone Inc.	3.250%	4/15/25	132	129
	AutoZone Inc.	3.750%	6/1/27	100	97
	AutoZone Inc.	3.750%	4/18/29	100	96
	AutoZone Inc.	4.000%	4/15/30	250	240
	AutoZone Inc.	1.650%	1/15/31	200	163
	AutoZone Inc.	4.750%	8/1/32	200	198
	Best Buy Co. Inc.	4.450%	10/1/28	200	199
	BorgWarner Inc.	2.650%	7/1/27	200	185
	BorgWarner Inc.	4.375%	3/15/45	100	83
	California Endowment	2.498%	4/1/51	50	32
	California Institute of Technology	4.321%	8/1/45	70	65
	California Institute of Technology	4.700%	11/1/11	50	45
	California Institute of Technology	3.650%	9/1/19	100	71
	Claremont Mckenna College	3.775%	1/1/22	150	103
	Darden Restaurants Inc.	3.850%	5/1/27	200	194
	Darden Restaurants Inc.	4.550%	2/15/48	50	42
	Dick's Sporting Goods Inc.	3.150%	1/15/32	200	170
	Dick's Sporting Goods Inc.	4.100%	1/15/52	100	72
[2]	Duke University	2.682%	10/1/44	100	75
[2]	Duke University	2.757%	10/1/50	50	35
[2]	Duke University	2.832%	10/1/55	125	86
	eBay Inc.	1.900%	3/11/25	180	173
	eBay Inc.	1.400%	5/10/26	200	185
	eBay Inc.	3.600%	6/5/27	300	290
	eBay Inc.	2.700%	3/11/30	200	178
	eBay Inc.	2.600%	5/10/31	200	174
	eBay Inc.	4.000%	7/15/42	200	167
	eBay Inc.	3.650%	5/10/51	200	153
	Emory University	2.143%	9/1/30	150	129
	Emory University	2.969%	9/1/50	50	36
	Ford Foundation	2.415%	6/1/50	60	39
	Ford Foundation	2.815%	6/1/70	150	96
	Ford Motor Co.	9.625%	4/22/30	50	59
	Ford Motor Co.	7.450%	7/16/31	60	65
	Ford Motor Co.	3.250%	2/12/32	251	209
	Ford Motor Co.	6.100%	8/19/32	131	132
	Ford Motor Co.	4.750%	1/15/43	149	123
	Ford Motor Co.	7.400%	11/1/46	30	33
	Ford Motor Co.	5.291%	12/8/46	97	86
	Ford Motor Credit Co. LLC	4.134%	8/4/25	250	243
	Ford Motor Credit Co. LLC	4.542%	8/1/26	200	194
	Ford Motor Credit Co. LLC	2.700%	8/10/26	208	193
	Ford Motor Credit Co. LLC	4.271%	1/9/27	200	192
	Ford Motor Credit Co. LLC	4.950%	5/28/27	208	203
	Ford Motor Credit Co. LLC	4.125%	8/17/27	2,718	2,577
	Ford Motor Credit Co. LLC	3.815%	11/2/27	200	187
	Ford Motor Credit Co. LLC	7.350%	11/4/27	208	219
	Ford Motor Credit Co. LLC	2.900%	2/16/28	200	180
	Ford Motor Credit Co. LLC	6.800%	5/12/28	208	217
	Ford Motor Credit Co. LLC	6.798%	11/7/28	200	209
	Ford Motor Credit Co. LLC	2.900%	2/10/29	200	175
	Ford Motor Credit Co. LLC	5.113%	5/3/29	208	202
	Ford Motor Credit Co. LLC	7.350%	3/6/30	201	216
	Ford Motor Credit Co. LLC	4.000%	11/13/30	260	233
	Ford Motor Credit Co. LLC	3.625%	6/17/31	200	172
	Ford Motor Credit Co. LLC	7.122%	11/7/33	200	215
	Fortune Brands Innovations Inc.	4.000%	6/15/25	233	229
	Fortune Brands Innovations Inc.	3.250%	9/15/29	50	46
	Fortune Brands Innovations Inc.	5.875%	6/1/33	100	105
	General Motors Co.	6.125%	10/1/25	600	608
	General Motors Co.	6.800%	10/1/27	100	106
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Co.	5.600%	10/15/32	200	205
	General Motors Co.	5.000%	4/1/35	165	158
	General Motors Co.	6.600%	4/1/36	250	267
	General Motors Co.	5.150%	4/1/38	225	213
	General Motors Co.	6.250%	10/2/43	210	215
	General Motors Co.	5.200%	4/1/45	230	207
	General Motors Co.	5.400%	4/1/48	200	183
	General Motors Co.	5.950%	4/1/49	175	172
	General Motors Financial Co. Inc.	2.900%	2/26/25	958	930
	General Motors Financial Co. Inc.	3.800%	4/7/25	250	245
	General Motors Financial Co. Inc.	4.350%	4/9/25	325	320
	General Motors Financial Co. Inc.	2.750%	6/20/25	150	144
	General Motors Financial Co. Inc.	5.250%	3/1/26	150	150
	General Motors Financial Co. Inc.	5.400%	4/6/26	200	201
	General Motors Financial Co. Inc.	1.500%	6/10/26	200	183
	General Motors Financial Co. Inc.	4.350%	1/17/27	325	319
	General Motors Financial Co. Inc.	5.000%	4/9/27	250	250
	General Motors Financial Co. Inc.	2.700%	8/20/27	500	461
	General Motors Financial Co. Inc.	2.400%	4/10/28	200	180
	General Motors Financial Co. Inc.	5.800%	6/23/28	250	257
	General Motors Financial Co. Inc.	2.400%	10/15/28	200	178
	General Motors Financial Co. Inc.	5.800%	1/7/29	500	512
	General Motors Financial Co. Inc.	4.300%	4/6/29	500	482
	General Motors Financial Co. Inc.	3.600%	6/21/30	700	636
	General Motors Financial Co. Inc.	2.350%	1/8/31	300	248
	General Motors Financial Co. Inc.	2.700%	6/10/31	200	168
	General Motors Financial Co. Inc.	6.400%	1/9/33	100	107
	General Motors Financial Co. Inc.	6.100%	1/7/34	500	514
	Genuine Parts Co.	6.875%	11/1/33	75	83
	George Washington University	4.126%	9/15/48	150	134
	Georgetown University	4.315%	4/1/49	68	60
	Georgetown University	2.943%	4/1/50	100	69
	Georgetown University	5.215%	10/1/18	59	57
	Harley-Davidson Inc.	3.500%	7/28/25	100	97
	Harley-Davidson Inc.	4.625%	7/28/45	125	100
	Hasbro Inc.	3.900%	11/19/29	350	326
	Hasbro Inc.	6.350%	3/15/40	125	130
	Hasbro Inc.	5.100%	5/15/44	50	44
	Home Depot Inc.	2.700%	4/15/25	200	195
	Home Depot Inc.	2.500%	4/15/27	395	373
	Home Depot Inc.	2.800%	9/14/27	200	190
	Home Depot Inc.	2.950%	6/15/29	600	565
	Home Depot Inc.	2.700%	4/15/30	445	407
	Home Depot Inc.	1.375%	3/15/31	500	409
	Home Depot Inc.	1.875%	9/15/31	200	167
	Home Depot Inc.	3.250%	4/15/32	200	185
	Home Depot Inc.	4.500%	9/15/32	200	204
	Home Depot Inc.	5.875%	12/16/36	825	922
	Home Depot Inc.	3.300%	4/15/40	295	245
	Home Depot Inc.	5.950%	4/1/41	175	196
	Home Depot Inc.	4.200%	4/1/43	200	182
	Home Depot Inc.	4.875%	2/15/44	300	298
	Home Depot Inc.	4.400%	3/15/45	100	93
	Home Depot Inc.	4.250%	4/1/46	330	299
	Home Depot Inc.	3.900%	6/15/47	250	215
	Home Depot Inc.	4.500%	12/6/48	225	213
	Home Depot Inc.	3.350%	4/15/50	375	292
	Home Depot Inc.	2.375%	3/15/51	200	127
	Home Depot Inc.	2.750%	9/15/51	300	205
	Home Depot Inc.	3.625%	4/15/52	500	406
	Home Depot Inc.	4.950%	9/15/52	250	253
	Honda Motor Co. Ltd.	2.534%	3/10/27	200	189
	Honda Motor Co. Ltd.	2.967%	3/10/32	200	183
	Howard University	5.209%	10/1/52	50	46
	Hyatt Hotels Corp.	4.850%	3/15/26	200	198
	Hyatt Hotels Corp.	4.375%	9/15/28	75	73
	Hyatt Hotels Corp.	5.750%	4/23/30	200	207
	JD.com Inc.	3.875%	4/29/26	200	195
	JD.com Inc.	3.375%	1/14/30	200	181
[2]	Johns Hopkins University	4.083%	7/1/53	75	66
	Johns Hopkins University	4.705%	7/1/32	75	77
	Lear Corp.	3.800%	9/15/27	41	40
	Lear Corp.	4.250%	5/15/29	150	144
	Lear Corp.	3.500%	5/30/30	100	90
	Lear Corp.	5.250%	5/15/49	125	116
	Leggett & Platt Inc.	3.500%	11/15/27	125	118
	Leggett & Platt Inc.	4.400%	3/15/29	75	73
	Leggett & Platt Inc.	3.500%	11/15/51	200	144
	Leland Stanford Junior University	3.647%	5/1/48	200	172
	Lennar Corp.	5.250%	6/1/26	200	201
	Lowe's Cos. Inc.	4.400%	9/8/25	150	149
	Lowe's Cos. Inc.	3.375%	9/15/25	200	195
	Lowe's Cos. Inc.	4.800%	4/1/26	200	200

25

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lowe's Cos. Inc.	2.500%	4/15/26	250	238
	Lowe's Cos. Inc.	3.100%	5/3/27	350	336
	Lowe's Cos. Inc.	1.300%	4/15/28	260	228
	Lowe's Cos. Inc.	1.700%	9/15/28	200	177
	Lowe's Cos. Inc.	6.500%	3/15/29	67	73
	Lowe's Cos. Inc.	3.650%	4/5/29	300	289
	Lowe's Cos. Inc.	4.500%	4/15/30	250	249
	Lowe's Cos. Inc.	1.700%	10/15/30	300	249
	Lowe's Cos. Inc.	2.625%	4/1/31	500	438
	Lowe's Cos. Inc.	3.750%	4/1/32	500	468
	Lowe's Cos. Inc.	5.000%	4/15/33	250	255
	Lowe's Cos. Inc.	5.150%	7/1/33	200	206
	Lowe's Cos. Inc.	2.800%	9/15/41	200	146
	Lowe's Cos. Inc.	4.250%	9/15/44	28	23
	Lowe's Cos. Inc.	3.700%	4/15/46	250	198
	Lowe's Cos. Inc.	4.050%	5/3/47	300	247
	Lowe's Cos. Inc.	3.000%	10/15/50	500	341
	Lowe's Cos. Inc.	4.250%	4/1/52	300	254
	Lowe's Cos. Inc.	5.625%	4/15/53	200	211
	Lowe's Cos. Inc.	5.750%	7/1/53	200	212
	Lowe's Cos. Inc.	4.450%	4/1/62	250	212
	Lowe's Cos. Inc.	5.800%	9/15/62	200	211
	Lowe's Cos. Inc.	5.850%	4/1/63	200	210
	Magna International Inc.	4.150%	10/1/25	100	99
	Magna International Inc.	2.450%	6/15/30	100	88
	Marriott International Inc.	3.750%	3/15/25	175	172
	Marriott International Inc.	3.750%	10/1/25	65	63
	Marriott International Inc.	3.125%	6/15/26	1,083	1,040
	Marriott International Inc.	4.000%	4/15/28	50	48
	Marriott International Inc.	4.625%	6/15/30	200	197
	Marriott International Inc.	2.850%	4/15/31	300	260
	Masco Corp.	3.500%	11/15/27	100	95
	Masco Corp.	1.500%	2/15/28	200	175
	Masco Corp.	7.750%	8/1/29	24	27
	Masco Corp.	2.000%	2/15/31	100	82
	Masco Corp.	4.500%	5/15/47	100	86
[2]	Massachusetts Institute of Technology	3.959%	7/1/38	125	113
	Massachusetts Institute of Technology	2.989%	7/1/50	85	64
	Massachusetts Institute of Technology	3.067%	4/1/52	100	76
	Massachusetts Institute of Technology	5.600%	7/1/11	130	150
	Massachusetts Institute of Technology	4.678%	7/1/14	125	121
	Massachusetts Institute of Technology	3.885%	7/1/16	100	79
	McDonald's Corp.	3.300%	7/1/25	497	486
	McDonald's Corp.	3.700%	1/30/26	300	295
	McDonald's Corp.	3.500%	3/1/27	200	195
	McDonald's Corp.	3.500%	7/1/27	315	306
	McDonald's Corp.	3.800%	4/1/28	350	341
	McDonald's Corp.	4.800%	8/14/28	200	204
	McDonald's Corp.	2.625%	9/1/29	200	183
	McDonald's Corp.	2.125%	3/1/30	200	175
	McDonald's Corp.	3.600%	7/1/30	200	190
	McDonald's Corp.	4.700%	12/9/35	200	197
	McDonald's Corp.	6.300%	10/15/37	150	170
	McDonald's Corp.	6.300%	3/1/38	100	114
	McDonald's Corp.	5.700%	2/1/39	100	108
	McDonald's Corp.	3.700%	2/15/42	25	21
	McDonald's Corp.	3.625%	5/1/43	100	83
	McDonald's Corp.	4.600%	5/26/45	210	198
	McDonald's Corp.	4.875%	12/9/45	300	296
	McDonald's Corp.	4.450%	3/1/47	250	230
	McDonald's Corp.	4.450%	9/1/48	150	139
	McDonald's Corp.	3.625%	9/1/49	200	161
	McDonald's Corp.	4.200%	4/1/50	200	178
	MDC Holdings Inc.	2.500%	1/15/31	100	82
	MDC Holdings Inc.	6.000%	1/15/43	100	93
	Mercedes-Benz Finance North America LLC	8.500%	1/18/31	250	313
	Mohawk Industries Inc.	3.625%	5/15/30	125	116
	NIKE Inc.	2.400%	3/27/25	225	219
	NIKE Inc.	2.375%	11/1/26	200	190
	NIKE Inc.	2.750%	3/27/27	200	191
	NIKE Inc.	2.850%	3/27/30	200	184
	NIKE Inc.	3.625%	5/1/43	125	108
	NIKE Inc.	3.875%	11/1/45	225	198
	NIKE Inc.	3.375%	3/27/50	300	246
[2]	Northwestern University	4.643%	12/1/44	75	72
[2]	Northwestern University	2.640%	12/1/50	50	35
[2]	Northwestern University	3.662%	12/1/57	75	61
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NVR Inc.	3.000%	5/15/30	200	178
	O'Reilly Automotive Inc.	5.750%	11/20/26	200	205
	O'Reilly Automotive Inc.	3.600%	9/1/27	325	313
	O'Reilly Automotive Inc.	1.750%	3/15/31	500	407
	President and Fellows of Harvard College	4.875%	10/15/40	225	228
	President and Fellows of Harvard College	3.150%	7/15/46	100	78
	President and Fellows of Harvard College	3.745%	11/15/52	100	87
	PulteGroup Inc.	5.500%	3/1/26	200	203
	PulteGroup Inc.	6.375%	5/15/33	300	328
	Ralph Lauren Corp.	3.750%	9/15/25	50	49
	Ralph Lauren Corp.	2.950%	6/15/30	200	182
	Rockefeller Foundation	2.492%	10/1/50	250	166
	Ross Stores Inc.	4.600%	4/15/25	200	198
	Ross Stores Inc.	1.875%	4/15/31	200	165
	Sands China Ltd.	5.375%	8/8/25	400	394
	Sands China Ltd.	4.300%	1/8/26	200	192
	Sands China Ltd.	2.550%	3/8/27	200	181
	Sands China Ltd.	5.650%	8/8/28	400	395
	Sands China Ltd.	4.625%	6/18/30	200	182
	Starbucks Corp.	2.450%	6/15/26	200	190
	Starbucks Corp.	3.500%	3/1/28	100	96
	Starbucks Corp.	4.000%	11/15/28	200	197
	Starbucks Corp.	3.550%	8/15/29	200	193
	Starbucks Corp.	2.250%	3/12/30	450	395
	Starbucks Corp.	2.550%	11/15/30	550	486
	Starbucks Corp.	4.300%	6/15/45	50	45
	Starbucks Corp.	3.750%	12/1/47	125	101
	Starbucks Corp.	4.500%	11/15/48	200	183
	Starbucks Corp.	3.350%	3/12/50	100	75
	Starbucks Corp.	3.500%	11/15/50	300	233
	Tapestry Inc.	7.050%	11/27/25	200	205
	Tapestry Inc.	7.000%	11/27/26	200	208
	Tapestry Inc.	4.125%	7/15/27	23	22
	Tapestry Inc.	7.350%	11/27/28	200	210
	Tapestry Inc.	3.050%	3/15/32	200	162
	TJX Cos. Inc.	2.250%	9/15/26	350	332
	Toll Brothers Finance Corp.	4.350%	2/15/28	250	244
	Toyota Motor Corp.	1.339%	3/25/26	500	466
	Toyota Motor Corp.	2.760%	7/2/29	100	94
	Toyota Motor Credit Corp.	1.450%	1/13/25	200	193
	Toyota Motor Credit Corp.	1.800%	2/13/25	250	242
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	123
	Toyota Motor Credit Corp.	5.600%	9/11/25	200	203
	Toyota Motor Credit Corp.	4.450%	5/18/26	144	144
	Toyota Motor Credit Corp.	1.125%	6/18/26	200	185
	Toyota Motor Credit Corp.	5.400%	11/20/26	200	205
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	193
	Toyota Motor Credit Corp.	1.900%	1/13/27	80	74
	Toyota Motor Credit Corp.	1.150%	8/13/27	500	447
	Toyota Motor Credit Corp.	4.550%	9/20/27	250	252
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	95
	Toyota Motor Credit Corp.	1.900%	4/6/28	200	182
	Toyota Motor Credit Corp.	5.250%	9/11/28	200	207
	Toyota Motor Credit Corp.	3.650%	1/8/29	530	517
	Toyota Motor Credit Corp.	2.150%	2/13/30	150	132
	Toyota Motor Credit Corp.	3.375%	4/1/30	400	376
	Toyota Motor Credit Corp.	4.550%	5/17/30	101	102
	Toyota Motor Credit Corp.	5.550%	11/20/30	200	211
	Toyota Motor Credit Corp.	1.900%	9/12/31	200	167
	Tractor Supply Co.	1.750%	11/1/30	200	164
	Trustees of Boston College	3.129%	7/1/52	100	73
[2]	Trustees of Boston University	4.061%	10/1/48	50	44
	Trustees of Princeton University	5.700%	3/1/39	150	167
	Trustees of Princeton University	2.516%	7/1/50	150	103
	Trustees of Princeton University	4.201%	3/1/52	100	93
	Trustees of the University of Pennsylvania	2.396%	10/1/50	200	130
	Trustees of the University of Pennsylvania	4.674%	9/1/12	50	46
[2]	University of Chicago	2.547%	4/1/50	100	68
	University of Chicago	3.000%	10/1/52	50	36
[2]	University of Chicago	4.003%	10/1/53	100	88
	University of Miami	4.063%	4/1/52	100	85
[2]	University of Notre Dame du Lac	3.438%	2/15/45	100	81
	University of Notre Dame du Lac	3.394%	2/15/48	125	101
[2]	University of Southern California	3.028%	10/1/39	100	83
[2]	University of Southern California	3.841%	10/1/47	100	85
	University of Southern California	2.945%	10/1/51	200	142
	University of Southern California	5.250%	10/1/11	100	103
	VF Corp.	2.400%	4/23/25	200	191
	VF Corp.	2.950%	4/23/30	200	167

26

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Washington University	3.524%	4/15/54	100	81
	Washington University	4.349%	4/15/22	50	42
	Whirlpool Corp.	3.700%	5/1/25	75	73
	Whirlpool Corp.	4.750%	2/26/29	150	149
	Whirlpool Corp.	5.500%	3/1/33	100	102
	Whirlpool Corp.	4.500%	6/1/46	100	85
	Whirlpool Corp.	4.600%	5/15/50	75	63
[2]	William Marsh Rice University	3.574%	5/15/45	150	125
	Yale University	0.873%	4/15/25	100	95
	Yale University	1.482%	4/15/30	100	83
	Yale University	2.402%	4/15/50	100	66
					75,408
Consumer Staples (1.7%)
	Ahold Finance USA LLC	6.875%	5/1/29	100	111
	Altria Group Inc.	2.350%	5/6/25	150	145
	Altria Group Inc.	5.800%	2/14/39	120	123
	Altria Group Inc.	3.400%	2/4/41	500	367
	Altria Group Inc.	4.250%	8/9/42	275	224
	Altria Group Inc.	4.500%	5/2/43	125	104
	Altria Group Inc.	5.375%	1/31/44	350	346
	Altria Group Inc.	3.875%	9/16/46	425	320
	Altria Group Inc.	5.950%	2/14/49	155	158
	Altria Group Inc.	3.700%	2/4/51	750	530
	Altria Group Inc.	6.200%	2/14/59	70	74
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	311	305
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,195	1,193
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	2,130	2,101
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100	100
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	450	429
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	475	463
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	494
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	465	473
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	1,000	953
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	261
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	200
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	132
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	326
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	117	111
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	601	555
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	600	647
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	175	167
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	155	174
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	190
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	88
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	102
	Archer-Daniels-Midland Co.	3.750%	9/15/47	50	41
	Archer-Daniels-Midland Co.	4.500%	3/15/49	125	117
	Archer-Daniels-Midland Co.	2.700%	9/15/51	200	135
	BAT Capital Corp.	4.700%	4/2/27	330	327
	BAT Capital Corp.	3.557%	8/15/27	231	221
	BAT Capital Corp.	2.259%	3/25/28	500	447
	BAT Capital Corp.	6.343%	8/2/30	200	210
	BAT Capital Corp.	2.726%	3/25/31	500	419
	BAT Capital Corp.	7.750%	10/19/32	100	113
	BAT Capital Corp.	6.421%	8/2/33	200	209
	BAT Capital Corp.	4.390%	8/15/37	525	440
	BAT Capital Corp.	4.540%	8/15/47	575	442
	BAT Capital Corp.	4.758%	9/6/49	250	198
	BAT Capital Corp.	3.984%	9/25/50	300	212
	BAT Capital Corp.	5.650%	3/16/52	200	181
	BAT International Finance plc	5.931%	2/2/29	200	208
	Brown-Forman Corp.	3.500%	4/15/25	81	80
	Brown-Forman Corp.	4.750%	4/15/33	200	204
	Brown-Forman Corp.	4.500%	7/15/45	100	93
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	193
	Bunge Ltd. Finance Corp.	2.750%	5/14/31	350	305
	Campbell Soup Co.	3.950%	3/15/25	200	197
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Campbell Soup Co.	3.300%	3/19/25	125	122
Campbell Soup Co.	4.150%	3/15/28	175	171
Campbell Soup Co.	4.800%	3/15/48	135	123
Campbell Soup Co.	3.125%	4/24/50	100	69
Church & Dwight Co. Inc.	3.150%	8/1/27	100	96
Church & Dwight Co. Inc.	3.950%	8/1/47	75	63
Clorox Co.	3.100%	10/1/27	50	47
Clorox Co.	3.900%	5/15/28	50	48
Clorox Co.	1.800%	5/15/30	50	42
Coca-Cola Co.	3.375%	3/25/27	200	195
Coca-Cola Co.	2.900%	5/25/27	559	535
Coca-Cola Co.	1.000%	3/15/28	500	441
Coca-Cola Co.	2.125%	9/6/29	125	113
Coca-Cola Co.	3.450%	3/25/30	250	240
Coca-Cola Co.	1.375%	3/15/31	500	413
Coca-Cola Co.	4.125%	3/25/40	100	93
Coca-Cola Co.	2.500%	6/1/40	200	151
Coca-Cola Co.	2.875%	5/5/41	500	397
Coca-Cola Co.	4.200%	3/25/50	175	163
Coca-Cola Co.	2.600%	6/1/50	300	207
Coca-Cola Co.	2.750%	6/1/60	325	225
Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	122
Coca-Cola Femsa SAB de CV	2.750%	1/22/30	200	180
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	151
Colgate-Palmolive Co.	3.100%	8/15/27	250	241
Colgate-Palmolive Co.	4.000%	8/15/45	150	139
Conagra Brands Inc.	4.600%	11/1/25	150	149
Conagra Brands Inc.	7.000%	10/1/28	75	81
Conagra Brands Inc.	8.250%	9/15/30	50	58
Conagra Brands Inc.	5.300%	11/1/38	100	98
Constellation Brands Inc.	4.400%	11/15/25	100	99
Constellation Brands Inc.	3.700%	12/6/26	425	414
Constellation Brands Inc.	3.500%	5/9/27	150	145
Constellation Brands Inc.	3.600%	2/15/28	175	168
Constellation Brands Inc.	4.650%	11/15/28	75	75
Constellation Brands Inc.	3.150%	8/1/29	225	209
Constellation Brands Inc.	2.875%	5/1/30	356	319
Constellation Brands Inc.	2.250%	8/1/31	200	168
Constellation Brands Inc.	5.250%	11/15/48	225	223
Constellation Brands Inc.	3.750%	5/1/50	125	100
Costco Wholesale Corp.	3.000%	5/18/27	100	96
Costco Wholesale Corp.	1.375%	6/20/27	250	227
Costco Wholesale Corp.	1.600%	4/20/30	1,900	1,628
Costco Wholesale Corp.	1.750%	4/20/32	200	166
Delhaize America LLC	9.000%	4/15/31	100	119
Diageo Capital plc	1.375%	9/29/25	200	189
Diageo Capital plc	5.300%	10/24/27	250	258
Diageo Capital plc	2.000%	4/29/30	200	173
Diageo Capital plc	2.125%	4/29/32	200	167
Diageo Capital plc	5.875%	9/30/36	50	55
Diageo Capital plc	3.875%	4/29/43	250	218
Dollar General Corp.	4.150%	11/1/25	105	103
Dollar General Corp.	3.875%	4/15/27	150	145
Dollar General Corp.	4.125%	5/1/28	150	147
Dollar General Corp.	5.200%	7/5/28	200	203
Dollar General Corp.	3.500%	4/3/30	100	92
Dollar General Corp.	5.450%	7/5/33	200	204
Dollar General Corp.	4.125%	4/3/50	350	278
Dollar Tree Inc.	4.000%	5/15/25	200	196
Dollar Tree Inc.	4.200%	5/15/28	300	294
Estee Lauder Cos. Inc.	3.150%	3/15/27	367	352
Estee Lauder Cos. Inc.	2.375%	12/1/29	125	111
Estee Lauder Cos. Inc.	4.650%	5/15/33	200	201
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	83
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	91
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	86
Estee Lauder Cos. Inc.	3.125%	12/1/49	125	91
Flowers Foods Inc.	3.500%	10/1/26	75	72
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	88
Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	200	152
General Mills Inc.	4.200%	4/17/28	225	222
General Mills Inc.	2.875%	4/15/30	150	136
General Mills Inc.	2.250%	10/14/31	250	210
General Mills Inc.	4.950%	3/29/33	200	203
Haleon US Capital LLC	3.375%	3/24/27	250	241
Haleon US Capital LLC	3.375%	3/24/29	250	237
Haleon US Capital LLC	3.625%	3/24/32	1,000	923
Hershey Co.	3.200%	8/21/25	65	64
Hershey Co.	2.300%	8/15/26	100	95
Hershey Co.	2.450%	11/15/29	130	118
Hershey Co.	3.125%	11/15/49	150	114

27

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Hormel Foods Corp.	1.800%	6/11/30	200	170
	Hormel Foods Corp.	3.050%	6/3/51	200	145
	Ingredion Inc.	3.200%	10/1/26	100	96
	Ingredion Inc.	2.900%	6/1/30	175	156
	J M Smucker Co.	3.500%	3/15/25	175	172
	J M Smucker Co.	3.375%	12/15/27	150	143
	J M Smucker Co.	5.900%	11/15/28	75	79
	J M Smucker Co.	2.375%	3/15/30	100	86
	J M Smucker Co.	2.125%	3/15/32	100	81
	J M Smucker Co.	6.200%	11/15/33	200	218
	J M Smucker Co.	4.250%	3/15/35	100	93
	J M Smucker Co.	6.500%	11/15/43	130	145
	J M Smucker Co.	4.375%	3/15/45	125	110
	J M Smucker Co.	6.500%	11/15/53	200	231
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL	6.750%	3/15/34	198	208
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL	7.250%	11/15/53	122	133
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.500%	1/15/30	500	490
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.750%	4/1/33	700	691
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	4.375%	2/2/52	400	297
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	6.500%	12/1/52	200	200
	Kellanova	3.250%	4/1/26	125	121
	Kellanova	3.400%	11/15/27	125	120
	Kellanova	4.300%	5/15/28	100	99
	Kellanova	7.450%	4/1/31	125	143
	Kenvue Inc.	5.050%	3/22/28	200	205
	Kenvue Inc.	4.900%	3/22/33	200	206
	Kenvue Inc.	5.100%	3/22/43	200	208
	Kenvue Inc.	5.050%	3/22/53	200	207
	Keurig Dr Pepper Inc.	4.417%	5/25/25	66	65
	Keurig Dr Pepper Inc.	3.400%	11/15/25	100	97
	Keurig Dr Pepper Inc.	2.550%	9/15/26	75	71
	Keurig Dr Pepper Inc.	3.430%	6/15/27	100	96
	Keurig Dr Pepper Inc.	3.950%	4/15/29	250	244
	Keurig Dr Pepper Inc.	3.200%	5/1/30	150	138
	Keurig Dr Pepper Inc.	2.250%	3/15/31	250	214
	Keurig Dr Pepper Inc.	4.050%	4/15/32	250	241
	Keurig Dr Pepper Inc.	4.500%	11/15/45	200	181
	Keurig Dr Pepper Inc.	4.420%	12/15/46	125	111
	Keurig Dr Pepper Inc.	3.800%	5/1/50	150	122
	Keurig Dr Pepper Inc.	4.500%	4/15/52	250	229
	Kimberly-Clark Corp.	3.050%	8/15/25	50	49
	Kimberly-Clark Corp.	2.750%	2/15/26	100	97
	Kimberly-Clark Corp.	1.050%	9/15/27	500	446
	Kimberly-Clark Corp.	3.950%	11/1/28	50	49
	Kimberly-Clark Corp.	3.200%	4/25/29	150	142
	Kimberly-Clark Corp.	3.100%	3/26/30	155	145
	Kimberly-Clark Corp.	2.000%	11/2/31	250	211
	Kimberly-Clark Corp.	6.625%	8/1/37	250	298
	Kimberly-Clark Corp.	5.300%	3/1/41	25	26
	Kimberly-Clark Corp.	3.200%	7/30/46	175	134
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	38
	Kraft Heinz Foods Co.	3.000%	6/1/26	350	336
	Kraft Heinz Foods Co.	3.750%	4/1/30	200	191
	Kraft Heinz Foods Co.	4.250%	3/1/31	200	196
	Kraft Heinz Foods Co.	6.875%	1/26/39	100	116
	Kraft Heinz Foods Co.	6.500%	2/9/40	250	281
	Kraft Heinz Foods Co.	5.200%	7/15/45	800	784
	Kraft Heinz Foods Co.	4.375%	6/1/46	450	394
	Kraft Heinz Foods Co.	4.875%	10/1/49	350	332
	Kraft Heinz Foods Co.	5.500%	6/1/50	250	258
	Kroger Co.	3.500%	2/1/26	160	156
	Kroger Co.	2.650%	10/15/26	140	132
	Kroger Co.	3.700%	8/1/27	100	97
	Kroger Co.	7.700%	6/1/29	50	57
	Kroger Co.	8.000%	9/15/29	125	143
	Kroger Co.	2.200%	5/1/30	100	86
	Kroger Co.	7.500%	4/1/31	100	115
	Kroger Co.	5.400%	7/15/40	50	49
	Kroger Co.	5.000%	4/15/42	125	117
	Kroger Co.	5.150%	8/1/43	100	96
	Kroger Co.	4.450%	2/1/47	150	133
	Kroger Co.	4.650%	1/15/48	225	202
	Kroger Co.	3.950%	1/15/50	175	143
	McCormick & Co. Inc.	3.400%	8/15/27	150	143
	McCormick & Co. Inc.	2.500%	4/15/30	250	219
	Mead Johnson Nutrition Co.	4.125%	11/15/25	355	350
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	106
	Mead Johnson Nutrition Co.	4.600%	6/1/44	150	141
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Molson Coors Beverage Co.	3.000%	7/15/26	375	359
Molson Coors Beverage Co.	5.000%	5/1/42	200	193
Molson Coors Beverage Co.	4.200%	7/15/46	375	320
Mondelez International Inc.	1.500%	5/4/25	100	95
Mondelez International Inc.	2.625%	3/17/27	200	189
Mondelez International Inc.	2.750%	4/13/30	115	104
Mondelez International Inc.	1.875%	10/15/32	500	407
Mondelez International Inc.	2.625%	9/4/50	250	168
PepsiCo Inc.	2.250%	3/19/25	265	258
PepsiCo Inc.	2.750%	4/30/25	200	195
PepsiCo Inc.	3.500%	7/17/25	452	445
PepsiCo Inc.	2.375%	10/6/26	225	214
PepsiCo Inc.	2.625%	3/19/27	100	95
PepsiCo Inc.	3.000%	10/15/27	325	312
PepsiCo Inc.	4.450%	5/15/28	200	204
PepsiCo Inc.	2.625%	7/29/29	200	184
PepsiCo Inc.	2.750%	3/19/30	345	317
PepsiCo Inc.	1.625%	5/1/30	200	170
PepsiCo Inc.	1.400%	2/25/31	200	165
PepsiCo Inc.	3.500%	3/19/40	175	149
PepsiCo Inc.	2.625%	10/21/41	200	151
PepsiCo Inc.	3.600%	8/13/42	100	85
PepsiCo Inc.	4.450%	4/14/46	300	289
PepsiCo Inc.	3.450%	10/6/46	300	248
PepsiCo Inc.	4.000%	5/2/47	100	89
PepsiCo Inc.	3.375%	7/29/49	240	192
PepsiCo Inc.	2.875%	10/15/49	325	239
PepsiCo Inc.	3.875%	3/19/60	150	130
Philip Morris International Inc.	3.375%	8/11/25	150	146
Philip Morris International Inc.	5.000%	11/17/25	200	201
Philip Morris International Inc.	2.750%	2/25/26	305	292
Philip Morris International Inc.	5.125%	11/17/27	200	204
Philip Morris International Inc.	3.125%	3/2/28	100	94
Philip Morris International Inc.	3.375%	8/15/29	250	234
Philip Morris International Inc.	5.625%	11/17/29	200	210
Philip Morris International Inc.	5.125%	2/15/30	200	204
Philip Morris International Inc.	2.100%	5/1/30	150	129
Philip Morris International Inc.	5.500%	9/7/30	244	253
Philip Morris International Inc.	1.750%	11/1/30	500	412
Philip Morris International Inc.	5.750%	11/17/32	700	735
Philip Morris International Inc.	5.375%	2/15/33	200	205
Philip Morris International Inc.	5.625%	9/7/33	114	119
Philip Morris International Inc.	6.375%	5/16/38	200	224
Philip Morris International Inc.	4.375%	11/15/41	500	444
Philip Morris International Inc.	4.500%	3/20/42	125	112
Philip Morris International Inc.	3.875%	8/21/42	25	21
Pilgrim's Pride Corp.	3.500%	3/1/32	500	424
Procter & Gamble Co.	0.550%	10/29/25	300	280
Procter & Gamble Co.	2.800%	3/25/27	500	479
Procter & Gamble Co.	3.000%	3/25/30	500	468
Procter & Gamble Co.	1.200%	10/29/30	300	248
Procter & Gamble Co.	5.550%	3/5/37	150	168
Procter & Gamble Co.	3.550%	3/25/40	188	168
Procter & Gamble Co.	3.500%	10/25/47	169	144
Reynolds American Inc.	4.450%	6/12/25	326	322
Reynolds American Inc.	5.700%	8/15/35	175	173
Reynolds American Inc.	7.250%	6/15/37	100	109
Reynolds American Inc.	6.150%	9/15/43	75	75
Reynolds American Inc.	5.850%	8/15/45	450	424
Sysco Corp.	3.750%	10/1/25	75	73
Sysco Corp.	3.300%	7/15/26	250	242
Sysco Corp.	3.250%	7/15/27	175	167
Sysco Corp.	5.750%	1/17/29	100	104
Sysco Corp.	2.400%	2/15/30	100	88
Sysco Corp.	5.950%	4/1/30	166	177
Sysco Corp.	6.000%	1/17/34	100	108
Sysco Corp.	6.600%	4/1/40	175	197
Sysco Corp.	4.500%	4/1/46	200	178
Sysco Corp.	4.450%	3/15/48	100	88
Sysco Corp.	6.600%	4/1/50	250	293
Sysco Corp.	3.150%	12/14/51	250	179
Target Corp.	2.250%	4/15/25	200	194
Target Corp.	2.500%	4/15/26	175	169
Target Corp.	1.950%	1/15/27	100	93
Target Corp.	3.375%	4/15/29	200	193
Target Corp.	2.650%	9/15/30	250	224
Target Corp.	4.500%	9/15/32	200	202
Target Corp.	6.500%	10/15/37	103	120
Target Corp.	7.000%	1/15/38	125	152
Target Corp.	3.900%	11/15/47	300	260
Target Corp.	4.800%	1/15/53	250	248
Tyson Foods Inc.	4.000%	3/1/26	100	98
Tyson Foods Inc.	3.550%	6/2/27	275	262

28

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Tyson Foods Inc.	4.350%	3/1/29	280	272
Tyson Foods Inc.	5.150%	8/15/44	200	184
Tyson Foods Inc.	5.100%	9/28/48	275	250
Unilever Capital Corp.	3.375%	3/22/25	100	98
Unilever Capital Corp.	3.100%	7/30/25	225	221
Unilever Capital Corp.	2.000%	7/28/26	125	118
Unilever Capital Corp.	4.875%	9/8/28	200	206
Unilever Capital Corp.	1.375%	9/14/30	300	249
Unilever Capital Corp.	1.750%	8/12/31	500	416
Unilever Capital Corp.	5.900%	11/15/32	200	223
Unilever Capital Corp.	5.000%	12/8/33	200	208
Walmart Inc.	2.650%	12/15/24	200	196
Walmart Inc.	3.550%	6/26/25	309	305
Walmart Inc.	3.900%	9/9/25	225	223
Walmart Inc.	4.000%	4/15/26	100	99
Walmart Inc.	3.050%	7/8/26	250	243
Walmart Inc.	1.050%	9/17/26	100	92
Walmart Inc.	3.900%	4/15/28	200	198
Walmart Inc.	3.700%	6/26/28	450	444
Walmart Inc.	3.250%	7/8/29	300	288
Walmart Inc.	2.375%	9/24/29	175	159
Walmart Inc.	1.800%	9/22/31	100	85
Walmart Inc.	4.150%	9/9/32	250	250
Walmart Inc.	4.100%	4/15/33	250	247
Walmart Inc.	5.250%	9/1/35	192	210
Walmart Inc.	6.200%	4/15/38	315	371
Walmart Inc.	3.950%	6/28/38	275	262
Walmart Inc.	5.000%	10/25/40	100	106
Walmart Inc.	4.000%	4/11/43	274	249
Walmart Inc.	3.625%	12/15/47	265	225
Walmart Inc.	4.050%	6/29/48	375	343
Walmart Inc.	2.650%	9/22/51	200	140
Walmart Inc.	4.500%	9/9/52	200	195
Walmart Inc.	4.500%	4/15/53	250	244
				72,384
Energy (1.9%)
Apache Corp.	4.375%	10/15/28	44	42
Apache Corp.	4.250%	1/15/30	90	85
Apache Corp.	6.000%	1/15/37	77	76
Apache Corp.	5.100%	9/1/40	233	200
Apache Corp.	5.250%	2/1/42	65	55
Apache Corp.	4.750%	4/15/43	75	59
Apache Corp.	5.350%	7/1/49	68	57
Baker Hughes Holdings LLC	5.125%	9/15/40	175	177
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	200	187
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	191
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	232
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	233
Boardwalk Pipelines LP	5.950%	6/1/26	200	203
Boardwalk Pipelines LP	4.450%	7/15/27	100	98
BP Capital Markets America Inc.	3.410%	2/11/26	100	98
BP Capital Markets America Inc.	3.119%	5/4/26	550	532
BP Capital Markets America Inc.	3.017%	1/16/27	400	383
BP Capital Markets America Inc.	4.234%	11/6/28	225	224
BP Capital Markets America Inc.	3.633%	4/6/30	350	335
BP Capital Markets America Inc.	2.721%	1/12/32	200	174
BP Capital Markets America Inc.	4.812%	2/13/33	400	404
BP Capital Markets America Inc.	4.893%	9/11/33	300	305
BP Capital Markets America Inc.	3.060%	6/17/41	300	232
BP Capital Markets America Inc.	3.000%	2/24/50	450	319
BP Capital Markets America Inc.	2.772%	11/10/50	300	201
BP Capital Markets America Inc.	2.939%	6/4/51	500	347
BP Capital Markets America Inc.	3.001%	3/17/52	300	211
BP Capital Markets America Inc.	3.379%	2/8/61	400	290
BP Capital Markets plc	3.279%	9/19/27	200	192
Burlington Resources LLC	7.400%	12/1/31	175	204
Canadian Natural Resources Ltd.	3.850%	6/1/27	500	486
Canadian Natural Resources Ltd.	2.950%	7/15/30	100	88
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	134
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	102
Canadian Natural Resources Ltd.	6.250%	3/15/38	300	314
Canadian Natural Resources Ltd.	4.950%	6/1/47	140	127
Cenovus Energy Inc.	4.250%	4/15/27	100	98
Cenovus Energy Inc.	2.650%	1/15/32	100	83
Cenovus Energy Inc.	5.250%	6/15/37	38	36
Cenovus Energy Inc.	6.750%	11/15/39	39	43
Cenovus Energy Inc.	5.400%	6/15/47	119	113
Cenovus Energy Inc.	3.750%	2/15/52	150	111
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	226
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	525	527
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	284
	Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	100	80
	Cheniere Energy Inc.	4.625%	10/15/28	252	246
	Cheniere Energy Partners LP	4.500%	10/1/29	275	263
	Cheniere Energy Partners LP	4.000%	3/1/31	146	133
	Cheniere Energy Partners LP	3.250%	1/31/32	350	298
[5]	Cheniere Energy Partners LP	5.950%	6/30/33	247	254
	Chevron Corp.	1.554%	5/11/25	300	288
	Chevron Corp.	2.236%	5/11/30	500	443
	Chevron USA Inc.	1.018%	8/12/27	500	445
	Chevron USA Inc.	3.850%	1/15/28	100	99
	Chevron USA Inc.	3.250%	10/15/29	200	190
	Chevron USA Inc.	5.250%	11/15/43	175	184
	Chevron USA Inc.	2.343%	8/12/50	200	128
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	400	359
	CNOOC Finance 2013 Ltd.	3.300%	9/30/49	200	150
	CNOOC Finance 2015 USA LLC	4.375%	5/2/28	200	199
	CNOOC Petroleum North America ULC	5.875%	3/10/35	200	211
	CNOOC Petroleum North America ULC	6.400%	5/15/37	225	249
	Columbia Pipeline Group Inc.	4.500%	6/1/25	300	296
	Columbia Pipeline Group Inc.	5.800%	6/1/45	100	100
	ConocoPhillips	4.300%	8/15/28	46	45
	ConocoPhillips	2.400%	2/15/31	300	256
	ConocoPhillips	5.900%	5/15/38	450	484
	ConocoPhillips	6.500%	2/1/39	100	116
	ConocoPhillips	4.875%	10/1/47	100	97
	ConocoPhillips Co.	6.950%	4/15/29	262	292
	ConocoPhillips Co.	5.050%	9/15/33	200	206
	ConocoPhillips Co.	3.758%	3/15/42	88	74
	ConocoPhillips Co.	4.300%	11/15/44	275	246
	ConocoPhillips Co.	3.800%	3/15/52	100	81
	ConocoPhillips Co.	5.300%	5/15/53	178	183
	ConocoPhillips Co.	5.550%	3/15/54	175	186
	ConocoPhillips Co.	4.025%	3/15/62	300	244
	ConocoPhillips Co.	5.700%	9/15/63	125	135
	Continental Resources Inc.	4.375%	1/15/28	200	194
	Continental Resources Inc.	4.900%	6/1/44	50	40
	Coterra Energy Inc.	3.900%	5/15/27	200	193
	DCP Midstream Operating LP	5.625%	7/15/27	75	77
	DCP Midstream Operating LP	3.250%	2/15/32	181	157
	Devon Energy Corp.	5.850%	12/15/25	100	101
	Devon Energy Corp.	5.250%	10/15/27	100	101
	Devon Energy Corp.	5.875%	6/15/28	130	131
	Devon Energy Corp.	4.500%	1/15/30	130	125
	Devon Energy Corp.	7.875%	9/30/31	160	186
	Devon Energy Corp.	7.950%	4/15/32	163	190
	Devon Energy Corp.	5.000%	6/15/45	150	133
	Diamondback Energy Inc.	3.250%	12/1/26	100	97
	Diamondback Energy Inc.	3.500%	12/1/29	200	186
	Diamondback Energy Inc.	3.125%	3/24/31	200	178
	Diamondback Energy Inc.	4.400%	3/24/51	200	166
	Diamondback Energy Inc.	4.250%	3/15/52	100	81
	Diamondback Energy Inc.	6.250%	3/15/53	200	214
	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	100	90
	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	200	171
	Enbridge Energy Partners LP	5.875%	10/15/25	150	152
	Enbridge Energy Partners LP	7.500%	4/15/38	150	175
	Enbridge Energy Partners LP	5.500%	9/15/40	125	123
	Enbridge Inc.	2.500%	1/15/25	100	97
	Enbridge Inc.	1.600%	10/4/26	200	183
	Enbridge Inc.	5.900%	11/15/26	125	128
	Enbridge Inc.	3.700%	7/15/27	150	145
	Enbridge Inc.	6.000%	11/15/28	125	131
	Enbridge Inc.	3.125%	11/15/29	200	183
	Enbridge Inc.	6.200%	11/15/30	125	134
	Enbridge Inc.	5.700%	3/8/33	350	364
	Enbridge Inc.	2.500%	8/1/33	200	164
	Enbridge Inc.	4.500%	6/10/44	100	86
	Enbridge Inc.	4.000%	11/15/49	100	80
	Enbridge Inc.	3.400%	8/1/51	200	146
	Enbridge Inc.	6.700%	11/15/53	215	251
	Energy Transfer LP	4.050%	3/15/25	700	689
	Energy Transfer LP	4.750%	1/15/26	500	497
	Energy Transfer LP	4.400%	3/15/27	150	147

29

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Energy Transfer LP	5.500%	6/1/27	300	304
	Energy Transfer LP	5.550%	2/15/28	200	204
	Energy Transfer LP	4.950%	5/15/28	200	199
	Energy Transfer LP	5.250%	4/15/29	425	428
	Energy Transfer LP	3.750%	5/15/30	250	232
	Energy Transfer LP	5.750%	2/15/33	200	207
	Energy Transfer LP	6.550%	12/1/33	500	543
	Energy Transfer LP	6.625%	10/15/36	225	242
	Energy Transfer LP	5.800%	6/15/38	150	151
	Energy Transfer LP	6.050%	6/1/41	100	101
	Energy Transfer LP	6.500%	2/1/42	275	291
	Energy Transfer LP	4.950%	1/15/43	175	153
	Energy Transfer LP	5.300%	4/1/44	300	277
	Energy Transfer LP	5.000%	5/15/44	100	88
	Energy Transfer LP	5.350%	5/15/45	100	93
	Energy Transfer LP	6.125%	12/15/45	200	202
	Energy Transfer LP	5.300%	4/15/47	200	184
	Energy Transfer LP	5.400%	10/1/47	275	257
	Energy Transfer LP	6.000%	6/15/48	300	303
	Energy Transfer LP	6.250%	4/15/49	320	332
	Energy Transfer LP	5.000%	5/15/50	500	447
	Enterprise Products Operating LLC	3.750%	2/15/25	150	148
	Enterprise Products Operating LLC	5.050%	1/10/26	200	202
	Enterprise Products Operating LLC	3.700%	2/15/26	150	148
	Enterprise Products Operating LLC	3.950%	2/15/27	100	98
	Enterprise Products Operating LLC	3.125%	7/31/29	200	187
	Enterprise Products Operating LLC	2.800%	1/31/30	300	272
	Enterprise Products Operating LLC	6.875%	3/1/33	175	201
	Enterprise Products Operating LLC	7.550%	4/15/38	150	184
	Enterprise Products Operating LLC	6.125%	10/15/39	300	328
	Enterprise Products Operating LLC	5.950%	2/1/41	175	188
	Enterprise Products Operating LLC	4.450%	2/15/43	300	274
	Enterprise Products Operating LLC	4.850%	3/15/44	520	500
	Enterprise Products Operating LLC	4.900%	5/15/46	425	406
	Enterprise Products Operating LLC	4.250%	2/15/48	100	88
	Enterprise Products Operating LLC	4.200%	1/31/50	350	305
	Enterprise Products Operating LLC	3.200%	2/15/52	300	219
	Enterprise Products Operating LLC	3.300%	2/15/53	200	148
	Enterprise Products Operating LLC	3.950%	1/31/60	200	163
	Enterprise Products Operating LLC	5.250%	8/16/77	100	96
	Enterprise Products Operating LLC	5.375%	2/15/78	200	179
	EOG Resources Inc.	4.150%	1/15/26	150	149
	EOG Resources Inc.	4.375%	4/15/30	200	199
	EOG Resources Inc.	4.950%	4/15/50	200	197
	EQT Corp.	6.125%	2/1/25	56	56
[5]	EQT Corp.	3.125%	5/15/26	150	142
	EQT Corp.	3.900%	10/1/27	200	191
	EQT Corp.	5.700%	4/1/28	200	203
	EQT Corp.	5.000%	1/15/29	200	199
	EQT Corp.	7.000%	2/1/30	200	215
	Equinor ASA	1.750%	1/22/26	479	453
	Equinor ASA	7.250%	9/23/27	250	274
	Equinor ASA	3.625%	9/10/28	175	171
	Equinor ASA	2.375%	5/22/30	400	357
	Equinor ASA	5.100%	8/17/40	125	129
	Equinor ASA	4.250%	11/23/41	175	162
	Equinor ASA	3.950%	5/15/43	125	110
	Equinor ASA	4.800%	11/8/43	175	172
	Equinor ASA	3.250%	11/18/49	225	171
	Equinor ASA	3.700%	4/6/50	405	334
	Exxon Mobil Corp.	2.992%	3/19/25	950	931
	Exxon Mobil Corp.	3.043%	3/1/26	300	291
	Exxon Mobil Corp.	2.275%	8/16/26	600	571
	Exxon Mobil Corp.	2.440%	8/16/29	250	227
	Exxon Mobil Corp.	2.610%	10/15/30	650	581
	Exxon Mobil Corp.	2.995%	8/16/39	100	80
	Exxon Mobil Corp.	4.227%	3/19/40	400	371
	Exxon Mobil Corp.	3.567%	3/6/45	235	193
	Exxon Mobil Corp.	4.114%	3/1/46	200	178
	Exxon Mobil Corp.	4.327%	3/19/50	825	753
	Exxon Mobil Corp.	3.452%	4/15/51	500	394
	Halliburton Co.	3.800%	11/15/25	8	8
	Halliburton Co.	2.920%	3/1/30	200	180
	Halliburton Co.	6.700%	9/15/38	345	403
	Halliburton Co.	4.500%	11/15/41	100	91
	Halliburton Co.	5.000%	11/15/45	500	485
	Helmerich & Payne Inc.	2.900%	9/29/31	100	84
	Hess Corp.	4.300%	4/1/27	250	248
	Hess Corp.	7.125%	3/15/33	100	116
	Hess Corp.	5.600%	2/15/41	450	473
	HF Sinclair Corp.	5.875%	4/1/26	200	202
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	51
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	263
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	55
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	211
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	264
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	48
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	408
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	67
	Kinder Morgan Inc.	4.300%	6/1/25	300	296
	Kinder Morgan Inc.	1.750%	11/15/26	200	184
	Kinder Morgan Inc.	4.300%	3/1/28	200	198
	Kinder Morgan Inc.	7.800%	8/1/31	290	332
	Kinder Morgan Inc.	7.750%	1/15/32	265	303
	Kinder Morgan Inc.	5.300%	12/1/34	175	174
	Kinder Morgan Inc.	5.550%	6/1/45	200	193
	Kinder Morgan Inc.	5.050%	2/15/46	350	313
	Kinder Morgan Inc.	3.600%	2/15/51	200	143
	Magellan Midstream Partners LP	3.250%	6/1/30	200	182
	Magellan Midstream Partners LP	5.150%	10/15/43	125	117
	Magellan Midstream Partners LP	4.250%	9/15/46	200	161
	Magellan Midstream Partners LP	4.200%	10/3/47	150	119
	Magellan Midstream Partners LP	4.850%	2/1/49	100	89
	Marathon Oil Corp.	4.400%	7/15/27	200	195
	Marathon Oil Corp.	6.800%	3/15/32	400	433
	Marathon Petroleum Corp.	4.700%	5/1/25	300	298
	Marathon Petroleum Corp.	5.125%	12/15/26	200	202
	Marathon Petroleum Corp.	6.500%	3/1/41	300	323
	Marathon Petroleum Corp.	4.500%	4/1/48	260	218
	MPLX LP	4.875%	12/1/24	400	397
	MPLX LP	4.875%	6/1/25	283	281
	MPLX LP	4.125%	3/1/27	300	294
	MPLX LP	4.250%	12/1/27	400	391
	MPLX LP	4.000%	3/15/28	400	386
	MPLX LP	2.650%	8/15/30	500	432
	MPLX LP	4.950%	9/1/32	149	146
	MPLX LP	5.000%	3/1/33	200	196
	MPLX LP	4.500%	4/15/38	400	356
	MPLX LP	5.500%	2/15/49	455	441
	MPLX LP	4.950%	3/14/52	200	179
	MPLX LP	5.650%	3/1/53	200	198
	NOV Inc.	3.600%	12/1/29	200	185
	NOV Inc.	3.950%	12/1/42	125	96
	Occidental Petroleum Corp.	5.875%	9/1/25	107	108
	Occidental Petroleum Corp.	5.500%	12/1/25	80	80
	Occidental Petroleum Corp.	5.550%	3/15/26	150	151
	Occidental Petroleum Corp.	8.500%	7/15/27	86	94
	Occidental Petroleum Corp.	6.375%	9/1/28	97	102
	Occidental Petroleum Corp.	8.875%	7/15/30	176	206
	Occidental Petroleum Corp.	6.625%	9/1/30	255	271
	Occidental Petroleum Corp.	6.125%	1/1/31	196	204
	Occidental Petroleum Corp.	7.500%	5/1/31	153	172
	Occidental Petroleum Corp.	7.875%	9/15/31	85	97
	Occidental Petroleum Corp.	6.450%	9/15/36	301	319
	Occidental Petroleum Corp.	7.950%	6/15/39	43	50
	Occidental Petroleum Corp.	6.200%	3/15/40	128	132
	Occidental Petroleum Corp.	6.600%	3/15/46	196	212
	Occidental Petroleum Corp.	4.400%	4/15/46	75	61
	Occidental Petroleum Corp.	4.200%	3/15/48	53	42
	ONEOK Inc.	2.200%	9/15/25	425	404
	ONEOK Inc.	5.550%	11/1/26	52	53
	ONEOK Inc.	4.550%	7/15/28	200	197
	ONEOK Inc.	5.650%	11/1/28	100	103
	ONEOK Inc.	4.350%	3/15/29	100	97
	ONEOK Inc.	3.400%	9/1/29	245	226
	ONEOK Inc.	3.100%	3/15/30	200	180
	ONEOK Inc.	6.050%	9/1/33	350	370
	ONEOK Inc.	4.950%	7/13/47	200	179
	ONEOK Inc.	4.450%	9/1/49	150	126
	ONEOK Inc.	4.500%	3/15/50	100	84
	ONEOK Inc.	7.150%	1/15/51	150	172
	ONEOK Inc.	6.625%	9/1/53	250	280
	ONEOK Partners LP	6.650%	10/1/36	300	327
	ONEOK Partners LP	6.125%	2/1/41	150	157
	Ovintiv Inc.	5.375%	1/1/26	100	100
	Ovintiv Inc.	5.650%	5/15/28	100	102
	Ovintiv Inc.	7.375%	11/1/31	50	55
	Ovintiv Inc.	6.250%	7/15/33	100	103
	Ovintiv Inc.	6.500%	8/15/34	150	160
	Ovintiv Inc.	6.625%	8/15/37	200	207
	Ovintiv Inc.	6.500%	2/1/38	100	103
	Ovintiv Inc.	7.100%	7/15/53	75	83
	Patterson-UTI Energy Inc.	5.150%	11/15/29	150	143
	Patterson-UTI Energy Inc.	7.150%	10/1/33	100	106
[2]	Petroleos Mexicanos	2.378%	4/15/25	7	7
	Phillips 66	3.850%	4/9/25	300	295

30

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Phillips 66	3.900%	3/15/28	150	146
Phillips 66	2.150%	12/15/30	100	84
Phillips 66	4.650%	11/15/34	300	292
Phillips 66	4.875%	11/15/44	500	479
Phillips 66	3.300%	3/15/52	200	143
Phillips 66 Co.	3.605%	2/15/25	250	246
Phillips 66 Co.	4.950%	12/1/27	200	202
Phillips 66 Co.	3.750%	3/1/28	50	48
Phillips 66 Co.	3.150%	12/15/29	100	92
Phillips 66 Co.	4.680%	2/15/45	245	223
Pioneer Natural Resources Co.	1.900%	8/15/30	300	255
Pioneer Natural Resources Co.	2.150%	1/15/31	200	170
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	99
Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	275	253
Plains All American Pipeline LP / PAA Finance Corp.	3.800%	9/15/30	200	184
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	100	107
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	110	100
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	167
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	50	43
Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	401
Sabine Pass Liquefaction LLC	5.875%	6/30/26	450	458
Sabine Pass Liquefaction LLC	5.000%	3/15/27	250	251
Sabine Pass Liquefaction LLC	4.200%	3/15/28	300	294
Sabine Pass Liquefaction LLC	4.500%	5/15/30	300	294
Sabine Pass Liquefaction LLC	5.900%	9/15/37	150	159
Schlumberger Investment SA	4.500%	5/15/28	100	101
Schlumberger Investment SA	2.650%	6/26/30	300	270
Schlumberger Investment SA	4.850%	5/15/33	100	102
Shell International Finance BV	3.250%	5/11/25	200	196
Shell International Finance BV	2.875%	5/10/26	500	482
Shell International Finance BV	2.500%	9/12/26	600	571
Shell International Finance BV	3.875%	11/13/28	100	98
Shell International Finance BV	2.375%	11/7/29	550	495
Shell International Finance BV	2.750%	4/6/30	50	46
Shell International Finance BV	4.125%	5/11/35	300	287
Shell International Finance BV	6.375%	12/15/38	475	547
Shell International Finance BV	5.500%	3/25/40	175	187
Shell International Finance BV	2.875%	11/26/41	200	151
Shell International Finance BV	4.550%	8/12/43	300	284
Shell International Finance BV	4.375%	5/11/45	430	395
Shell International Finance BV	4.000%	5/10/46	700	608
Shell International Finance BV	3.125%	11/7/49	500	368
Shell International Finance BV	3.000%	11/26/51	200	143
Spectra Energy Partners LP	3.500%	3/15/25	138	135
Spectra Energy Partners LP	3.375%	10/15/26	205	197
Spectra Energy Partners LP	4.500%	3/15/45	325	279
Suncor Energy Inc.	5.950%	12/1/34	125	131
Suncor Energy Inc.	6.800%	5/15/38	225	246
Suncor Energy Inc.	6.500%	6/15/38	300	321
Suncor Energy Inc.	4.000%	11/15/47	100	79
Suncor Energy Inc.	3.750%	3/4/51	200	150
Targa Resources Corp.	6.150%	3/1/29	175	183
Targa Resources Corp.	4.200%	2/1/33	200	184
Targa Resources Corp.	6.125%	3/15/33	284	300
Targa Resources Corp.	6.500%	3/30/34	175	189
Targa Resources Corp.	4.950%	4/15/52	200	176
Targa Resources Corp.	6.500%	2/15/53	200	217
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	100	102
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.000%	1/15/28	100	99
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	100	103
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.500%	3/1/30	200	200
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	200	194
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.000%	1/15/32	200	182
TC PipeLines LP	3.900%	5/25/27	50	48
Total Capital International SA	3.386%	6/29/60	200	149
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Total Energies Capital International SA	2.434%	1/10/25	175	171
Total Energies Capital International SA	3.461%	7/12/49	200	158
Total Energies Capital International SA	3.127%	5/29/50	100	74
TransCanada PipeLines Ltd.	4.250%	5/15/28	250	244
TransCanada PipeLines Ltd.	4.100%	4/15/30	400	381
TransCanada PipeLines Ltd.	2.500%	10/12/31	200	167
TransCanada PipeLines Ltd.	4.625%	3/1/34	300	284
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	152
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	310
TransCanada PipeLines Ltd.	4.750%	5/15/38	300	278
TransCanada PipeLines Ltd.	6.100%	6/1/40	200	211
TransCanada PipeLines Ltd.	4.875%	5/15/48	300	275
Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	97
Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	200	182
Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	90
Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	100	81
Valero Energy Corp.	4.350%	6/1/28	137	135
Valero Energy Corp.	7.500%	4/15/32	400	462
Valero Energy Corp.	6.625%	6/15/37	300	329
Valero Energy Corp.	4.900%	3/15/45	150	139
Valero Energy Corp.	3.650%	12/1/51	100	73
Valero Energy Partners LP	4.500%	3/15/28	75	74
Western Midstream Operating LP	3.100%	2/1/25	200	195
Western Midstream Operating LP	4.750%	8/15/28	54	53
Western Midstream Operating LP	4.050%	2/1/30	227	213
Western Midstream Operating LP	6.150%	4/1/33	132	137
Western Midstream Operating LP	5.300%	3/1/48	200	175
Western Midstream Operating LP	5.250%	2/1/50	300	268
Williams Cos. Inc.	3.900%	1/15/25	681	670
Williams Cos. Inc.	3.750%	6/15/27	300	289
Williams Cos. Inc.	5.300%	8/15/28	138	141
Williams Cos. Inc.	3.500%	11/15/30	200	183
Williams Cos. Inc.	2.600%	3/15/31	200	171
Williams Cos. Inc.	4.650%	8/15/32	200	195
Williams Cos. Inc.	5.650%	3/15/33	200	209
Williams Cos. Inc.	6.300%	4/15/40	100	107
Williams Cos. Inc.	5.800%	11/15/43	100	101
Williams Cos. Inc.	5.400%	3/4/44	400	390
Williams Cos. Inc.	5.750%	6/24/44	100	101
Williams Cos. Inc.	5.100%	9/15/45	200	189
Williams Cos. Inc.	4.850%	3/1/48	150	136
Williams Cos. Inc.	3.500%	10/15/51	200	147
Williams Cos. Inc.	5.300%	8/15/52	100	97
				82,837
Financials (7.7%)
ACE Capital Trust II	9.700%	4/1/30	50	59
Aegon Ltd.	5.500%	4/11/48	200	190
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	250	254
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	123
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	750	695
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.100%	1/15/27	200	204
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	300	285
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	500	491
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	286
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.750%	6/6/28	200	205
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	750	685
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.150%	9/30/30	200	211
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	750	653
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	500	430
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.850%	10/29/41	300	243
Affiliated Managers Group Inc.	3.500%	8/1/25	125	121
Affiliated Managers Group Inc.	3.300%	6/15/30	300	267
Aflac Inc.	2.875%	10/15/26	75	71
Aflac Inc.	4.000%	10/15/46	50	41
Aflac Inc.	4.750%	1/15/49	235	221

31

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Air Lease Corp.	2.300%	2/1/25	200	193
Air Lease Corp.	3.250%	3/1/25	150	146
Air Lease Corp.	3.375%	7/1/25	250	242
Air Lease Corp.	2.200%	1/15/27	200	183
Air Lease Corp.	3.625%	4/1/27	75	72
Air Lease Corp.	3.625%	12/1/27	200	189
Air Lease Corp.	2.100%	9/1/28	500	438
Air Lease Corp.	4.625%	10/1/28	100	98
Air Lease Corp.	3.250%	10/1/29	100	90
Air Lease Corp.	3.000%	2/1/30	225	200
Air Lease Corp.	3.125%	12/1/30	750	657
Air Lease Corp.	2.875%	1/15/32	200	170
Aircastle Ltd.	4.250%	6/15/26	100	97
Alleghany Corp.	3.625%	5/15/30	100	95
Alleghany Corp.	4.900%	9/15/44	100	97
Alleghany Corp.	3.250%	8/15/51	250	189
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	73
Allstate Corp.	1.450%	12/15/30	100	81
Allstate Corp.	5.250%	3/30/33	200	204
Allstate Corp.	5.550%	5/9/35	75	78
Allstate Corp.	4.500%	6/15/43	125	112
Allstate Corp.	4.200%	12/15/46	200	170
Allstate Corp.	3.850%	8/10/49	100	81
Allstate Corp.	6.500%	5/15/67	100	99
Ally Financial Inc.	2.200%	11/2/28	450	385
Ally Financial Inc.	6.992%	6/13/29	200	207
Ally Financial Inc.	8.000%	11/1/31	400	438
American Express Co.	3.625%	12/5/24	241	237
American Express Co.	2.250%	3/4/25	200	194
American Express Co.	4.200%	11/6/25	150	148
American Express Co.	4.900%	2/13/26	230	231
American Express Co.	4.990%	5/1/26	200	200
American Express Co.	3.125%	5/20/26	250	241
American Express Co.	6.338%	10/30/26	200	204
American Express Co.	1.650%	11/4/26	525	485
American Express Co.	2.550%	3/4/27	200	187
American Express Co.	3.300%	5/3/27	350	335
American Express Co.	5.389%	7/28/27	200	202
American Express Co.	5.282%	7/27/29	200	204
American Express Co.	6.489%	10/30/31	200	217
American Express Co.	5.043%	5/1/34	192	192
American Express Co.	4.050%	12/3/42	67	61
American Financial Group Inc.	5.250%	4/2/30	150	150
American Financial Group Inc.	4.500%	6/15/47	110	92
American International Group Inc.	4.200%	4/1/28	120	117
American International Group Inc.	4.250%	3/15/29	30	29
American International Group Inc.	3.400%	6/30/30	120	110
American International Group Inc.	3.875%	1/15/35	100	91
American International Group Inc.	4.700%	7/10/35	45	42
American International Group Inc.	6.250%	5/1/36	475	505
American International Group Inc.	4.500%	7/16/44	350	316
American International Group Inc.	4.750%	4/1/48	200	190
American International Group Inc.	5.750%	4/1/48	125	124
Ameriprise Financial Inc.	3.000%	4/2/25	20	20
Ameriprise Financial Inc.	2.875%	9/15/26	100	96
Ameriprise Financial Inc.	5.150%	5/15/33	200	206
Aon Corp.	8.205%	1/1/27	25	27
Aon Corp.	4.500%	12/15/28	100	99
Aon Corp.	3.750%	5/2/29	90	86
Aon Corp.	2.800%	5/15/30	405	359
Aon Corp.	6.250%	9/30/40	100	108
Aon Corp. / Aon Global Holdings plc	5.350%	2/28/33	225	231
Aon Global Ltd.	3.875%	12/15/25	125	122
Aon Global Ltd.	4.600%	6/14/44	175	157
Aon Global Ltd.	4.750%	5/15/45	100	92
Apollo Global Management Inc.	6.375%	11/15/33	75	81
Arch Capital Finance LLC	4.011%	12/15/26	100	97
Arch Capital Finance LLC	5.031%	12/15/46	100	94
Arch Capital Group Ltd.	7.350%	5/1/34	50	57
Arch Capital Group Ltd.	3.635%	6/30/50	200	153
Arch Capital Group US Inc.	5.144%	11/1/43	50	47
Ares Capital Corp.	4.250%	3/1/25	105	103
Ares Capital Corp.	3.250%	7/15/25	115	110
Ares Capital Corp.	2.150%	7/15/26	500	456
Ares Capital Corp.	7.000%	1/15/27	80	82
Ares Capital Corp.	2.875%	6/15/27	224	205
Arthur J Gallagher & Co.	5.500%	3/2/33	200	204
Arthur J Gallagher & Co.	5.750%	3/2/53	200	205
Assurant Inc.	4.900%	3/27/28	100	99
Assurant Inc.	6.750%	2/15/34	9	10
Assured Guaranty US Holdings Inc.	6.125%	9/15/28	100	105
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Athene Holding Ltd.	4.125%	1/12/28	200	191
Athene Holding Ltd.	6.150%	4/3/30	210	217
Athene Holding Ltd.	3.500%	1/15/31	500	440
Athene Holding Ltd.	3.950%	5/25/51	5	4
Australia & New Zealand Banking Group Ltd.	5.375%	7/3/25	200	202
Australia & New Zealand Banking Group Ltd.	5.671%	10/3/25	250	254
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	245
Australia & New Zealand Banking Group Ltd.	5.088%	12/8/25	250	251
AXA SA	8.600%	12/15/30	112	135
AXIS Specialty Finance LLC	3.900%	7/15/29	50	47
AXIS Specialty Finance LLC	4.900%	1/15/40	50	42
AXIS Specialty Finance plc	4.000%	12/6/27	550	527
Banco Bilbao Vizcaya Argentaria SA	7.883%	11/15/34	200	218
Banco Santander SA	5.147%	8/18/25	200	199
Banco Santander SA	5.179%	11/19/25	250	248
Banco Santander SA	1.849%	3/25/26	1,000	926
Banco Santander SA	4.250%	4/11/27	600	581
Banco Santander SA	5.294%	8/18/27	200	200
Banco Santander SA	6.527%	11/7/27	800	828
Banco Santander SA	3.800%	2/23/28	200	189
Banco Santander SA	4.379%	4/12/28	200	194
Banco Santander SA	6.607%	11/7/28	200	213
Banco Santander SA	2.958%	3/25/31	600	516
Banco Santander SA	6.921%	8/8/33	400	427
Banco Santander SA	6.938%	11/7/33	200	222
Bank of America Corp.	1.530%	12/6/25	1,225	1,177
Bank of America Corp.	3.366%	1/23/26	300	293
Bank of America Corp.	2.015%	2/13/26	1,000	961
Bank of America Corp.	4.450%	3/3/26	475	469
Bank of America Corp.	3.384%	4/2/26	582	566
Bank of America Corp.	3.500%	4/19/26	320	311
Bank of America Corp.	1.319%	6/19/26	500	471
Bank of America Corp.	4.250%	10/22/26	725	712
Bank of America Corp.	1.197%	10/24/26	500	464
Bank of America Corp.	5.080%	1/20/27	275	275
Bank of America Corp.	3.559%	4/23/27	750	722
Bank of America Corp.	1.734%	7/22/27	500	458
Bank of America Corp.	3.248%	10/21/27	750	714
Bank of America Corp.	4.183%	11/25/27	560	545
Bank of America Corp.	3.824%	1/20/28	1,248	1,200
Bank of America Corp.	2.551%	2/4/28	675	625
Bank of America Corp.	3.705%	4/24/28	350	334
Bank of America Corp.	3.593%	7/21/28	800	759
Bank of America Corp.	6.204%	11/10/28	350	365
Bank of America Corp.	3.419%	12/20/28	1,334	1,256
Bank of America Corp.	3.970%	3/5/29	225	215
Bank of America Corp.	5.202%	4/25/29	450	453
Bank of America Corp.	2.087%	6/14/29	1,500	1,323
Bank of America Corp.	4.271%	7/23/29	575	555
Bank of America Corp.	3.974%	2/7/30	150	142
Bank of America Corp.	3.194%	7/23/30	1,125	1,020
Bank of America Corp.	2.884%	10/22/30	300	266
Bank of America Corp.	2.496%	2/13/31	750	645
Bank of America Corp.	2.592%	4/29/31	2,000	1,722
Bank of America Corp.	2.687%	4/22/32	500	422
Bank of America Corp.	2.572%	10/20/32	1,500	1,244
Bank of America Corp.	2.972%	2/4/33	925	786
Bank of America Corp.	5.015%	7/22/33	500	494
Bank of America Corp.	5.288%	4/25/34	450	451
Bank of America Corp.	6.110%	1/29/37	335	358
Bank of America Corp.	3.846%	3/8/37	570	501
Bank of America Corp.	4.244%	4/24/38	300	271
Bank of America Corp.	7.750%	5/14/38	240	292
Bank of America Corp.	4.078%	4/23/40	550	482
Bank of America Corp.	2.676%	6/19/41	1,000	717
Bank of America Corp.	5.875%	2/7/42	300	324
Bank of America Corp.	3.311%	4/22/42	400	312
Bank of America Corp.	5.000%	1/21/44	615	606
Bank of America Corp.	4.875%	4/1/44	300	292
Bank of America Corp.	4.750%	4/21/45	100	91
Bank of America Corp.	4.443%	1/20/48	100	90
Bank of America Corp.	4.330%	3/15/50	250	219
Bank of America Corp.	4.083%	3/20/51	1,500	1,266
Bank of America Corp.	2.831%	10/24/51	500	339
Bank of America Corp.	3.483%	3/13/52	500	386
Bank of America Corp.	2.972%	7/21/52	400	282
Bank of America NA	5.650%	8/18/25	275	279
Bank of America NA	5.526%	8/18/26	275	280
Bank of America NA	6.000%	10/15/36	250	271
Bank of Montreal	5.200%	12/12/24	200	200

32

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of Montreal	1.500%	1/10/25	200	193
	Bank of Montreal	1.850%	5/1/25	457	438
	Bank of Montreal	3.700%	6/7/25	200	196
	Bank of Montreal	5.920%	9/25/25	200	203
	Bank of Montreal	5.300%	6/5/26	200	202
	Bank of Montreal	2.650%	3/8/27	200	188
	Bank of Montreal	5.203%	2/1/28	200	204
	Bank of Montreal	5.717%	9/25/28	200	207
	Bank of Montreal	3.803%	12/15/32	500	460
	Bank of New York Mellon Corp.	3.250%	9/11/24	84	83
	Bank of New York Mellon Corp.	3.000%	2/24/25	547	535
	Bank of New York Mellon Corp.	2.800%	5/4/26	576	552
	Bank of New York Mellon Corp.	2.450%	8/17/26	408	385
	Bank of New York Mellon Corp.	2.050%	1/26/27	120	112
	Bank of New York Mellon Corp.	4.947%	4/26/27	200	200
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	144
	Bank of New York Mellon Corp.	3.442%	2/7/28	150	144
	Bank of New York Mellon Corp.	5.802%	10/25/28	200	207
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	185
	Bank of New York Mellon Corp.	4.543%	2/1/29	200	199
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	94
	Bank of New York Mellon Corp.	6.317%	10/25/29	200	212
	Bank of New York Mellon Corp.	2.500%	1/26/32	80	68
	Bank of New York Mellon Corp.	5.834%	10/25/33	200	212
	Bank of New York Mellon Corp.	4.706%	2/1/34	200	196
	Bank of New York Mellon Corp.	4.967%	4/26/34	1,200	1,195
	Bank of Nova Scotia	5.250%	12/6/24	200	200
	Bank of Nova Scotia	1.450%	1/10/25	200	193
	Bank of Nova Scotia	2.200%	2/3/25	1,875	1,818
	Bank of Nova Scotia	3.450%	4/11/25	200	196
	Bank of Nova Scotia	5.450%	6/12/25	200	201
	Bank of Nova Scotia	4.500%	12/16/25	300	295
	Bank of Nova Scotia	2.700%	8/3/26	100	95
	Bank of Nova Scotia	1.300%	9/15/26	500	455
	Bank of Nova Scotia	1.950%	2/2/27	200	184
	Bank of Nova Scotia	5.250%	6/12/28	200	203
	Bank of Nova Scotia	2.450%	2/2/32	200	168
	Bank of Nova Scotia	5.650%	2/1/34	200	208
	Bank of Nova Scotia	4.588%	5/4/37	200	179
	Barclays plc	3.650%	3/16/25	350	342
	Barclays plc	4.375%	1/12/26	300	296
	Barclays plc	2.852%	5/7/26	300	290
	Barclays plc	5.200%	5/12/26	610	606
	Barclays plc	5.304%	8/9/26	500	498
	Barclays plc	7.325%	11/2/26	375	387
	Barclays plc	5.829%	5/9/27	350	353
	Barclays plc	4.337%	1/10/28	200	194
	Barclays plc	4.836%	5/9/28	400	390
	Barclays plc	5.501%	8/9/28	325	327
	Barclays plc	7.385%	11/2/28	375	401
	Barclays plc	4.972%	5/16/29	500	491
	Barclays plc	6.490%	9/13/29	326	340
	Barclays plc	5.088%	6/20/30	345	334
	Barclays plc	2.645%	6/24/31	400	338
	Barclays plc	5.746%	8/9/33	325	328
	Barclays plc	7.437%	11/2/33	1,125	1,261
	Barclays plc	7.119%	6/27/34	270	287
	Barclays plc	3.564%	9/23/35	250	215
	Barclays plc	5.250%	8/17/45	250	245
	Barclays plc	4.950%	1/10/47	200	187
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	159
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	188
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	750	692
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	180	168
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	725	509
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	534	448
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	705
	BlackRock Inc.	3.200%	3/15/27	100	97
	BlackRock Inc.	3.250%	4/30/29	90	87
	BlackRock Inc.	2.400%	4/30/30	380	339
	BlackRock Inc.	2.100%	2/25/32	600	502
	BlackRock Inc.	4.750%	5/25/33	200	202
	Blackstone Private Credit Fund	2.625%	12/15/26	300	272
	Blackstone Private Credit Fund	3.250%	3/15/27	400	367
	Blackstone Secured Lending Fund	2.750%	9/16/26	500	458
	Blue Owl Capital Corp.	3.750%	7/22/25	180	173
	Blue Owl Capital Corp.	3.400%	7/15/26	244	227
[5]	Blue Owl Credit Income Corp.	7.950%	6/13/28	200	207
[5]	BNP Paribas SA	3.052%	1/13/31	50	44
	BPCE SA	3.375%	12/2/26	250	242
	Brighthouse Financial Inc.	4.700%	6/22/47	173	137
	Brookfield Corp.	4.000%	1/15/25	157	155
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Brookfield Finance I UK plc / Brookfield Finance Inc.	2.340%	1/30/32	120	96
Brookfield Finance Inc.	4.250%	6/2/26	50	49
Brookfield Finance Inc.	3.900%	1/25/28	125	120
Brookfield Finance Inc.	4.850%	3/29/29	150	149
Brookfield Finance Inc.	4.350%	4/15/30	205	198
Brookfield Finance Inc.	4.700%	9/20/47	185	161
Brookfield Finance LLC / Brookfield Finance Inc.	3.450%	4/15/50	125	87
Brown & Brown Inc.	4.500%	3/15/29	75	73
Brown & Brown Inc.	2.375%	3/15/31	500	410
Canadian Imperial Bank of Commerce	2.250%	1/28/25	120	116
Canadian Imperial Bank of Commerce	3.300%	4/7/25	200	195
Canadian Imperial Bank of Commerce	1.250%	6/22/26	275	252
Canadian Imperial Bank of Commerce	3.450%	4/7/27	200	192
Canadian Imperial Bank of Commerce	3.600%	4/7/32	200	183
Canadian Imperial Bank of Commerce	6.092%	10/3/33	200	213
Capital One Financial Corp.	4.200%	10/29/25	175	172
Capital One Financial Corp.	2.636%	3/3/26	243	233
Capital One Financial Corp.	3.750%	7/28/26	500	479
Capital One Financial Corp.	3.750%	3/9/27	100	96
Capital One Financial Corp.	3.650%	5/11/27	800	763
Capital One Financial Corp.	7.149%	10/29/27	200	208
Capital One Financial Corp.	3.800%	1/31/28	300	285
Capital One Financial Corp.	5.468%	2/1/29	200	200
Capital One Financial Corp.	3.273%	3/1/30	230	205
Capital One Financial Corp.	7.624%	10/30/31	200	219
Capital One Financial Corp.	5.817%	2/1/34	732	729
Capital One Financial Corp.	6.377%	6/8/34	500	515
Cboe Global Markets Inc.	3.650%	1/12/27	110	107
Charles Schwab Corp.	3.625%	4/1/25	384	377
Charles Schwab Corp.	3.850%	5/21/25	25	25
Charles Schwab Corp.	0.900%	3/11/26	300	275
Charles Schwab Corp.	1.150%	5/13/26	500	459
Charles Schwab Corp.	5.875%	8/24/26	180	185
Charles Schwab Corp.	3.200%	3/2/27	250	239
Charles Schwab Corp.	2.450%	3/3/27	245	228
Charles Schwab Corp.	3.300%	4/1/27	125	119
Charles Schwab Corp.	3.200%	1/25/28	100	94
Charles Schwab Corp.	4.000%	2/1/29	125	121
Charles Schwab Corp.	5.643%	5/19/29	220	226
Charles Schwab Corp.	3.250%	5/22/29	100	94
Charles Schwab Corp.	2.750%	10/1/29	50	45
Charles Schwab Corp.	6.196%	11/17/29	220	231
Charles Schwab Corp.	4.625%	3/22/30	50	50
Charles Schwab Corp.	2.300%	5/13/31	500	418
Charles Schwab Corp.	6.136%	8/24/34	235	248
Chubb Corp.	6.000%	5/11/37	125	138
Chubb Corp.	6.500%	5/15/38	95	110
Chubb INA Holdings Inc.	3.150%	3/15/25	250	245
Chubb INA Holdings Inc.	3.350%	5/3/26	355	345
Chubb INA Holdings Inc.	6.700%	5/15/36	200	233
Chubb INA Holdings Inc.	4.150%	3/13/43	100	91
Chubb INA Holdings Inc.	4.350%	11/3/45	350	329
Chubb INA Holdings Inc.	2.850%	12/15/51	100	73
Chubb INA Holdings Inc.	3.050%	12/15/61	200	144
CI Financial Corp.	4.100%	6/15/51	350	206
Cincinnati Financial Corp.	6.920%	5/15/28	100	107
Cincinnati Financial Corp.	6.125%	11/1/34	75	79
Citibank NA	5.864%	9/29/25	250	254
Citibank NA	5.488%	12/4/26	450	458
Citibank NA	5.803%	9/29/28	450	470
Citigroup Inc.	3.875%	3/26/25	350	344
Citigroup Inc.	4.400%	6/10/25	1,716	1,697
Citigroup Inc.	5.500%	9/13/25	75	75
Citigroup Inc.	3.700%	1/12/26	275	269
Citigroup Inc.	2.014%	1/25/26	300	288
Citigroup Inc.	4.600%	3/9/26	275	271
Citigroup Inc.	5.610%	9/29/26	200	201
Citigroup Inc.	3.200%	10/21/26	1,025	978
Citigroup Inc.	4.300%	11/20/26	75	74
Citigroup Inc.	4.450%	9/29/27	1,230	1,202
Citigroup Inc.	3.887%	1/10/28	475	460
Citigroup Inc.	3.070%	2/24/28	1,000	942
Citigroup Inc.	4.658%	5/24/28	350	348
Citigroup Inc.	3.668%	7/24/28	900	858
Citigroup Inc.	4.125%	7/25/28	100	96
Citigroup Inc.	3.520%	10/27/28	580	548

33

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	3.980%	3/20/30	475	451
	Citigroup Inc.	2.976%	11/5/30	300	267
	Citigroup Inc.	2.666%	1/29/31	500	434
	Citigroup Inc.	4.412%	3/31/31	750	718
	Citigroup Inc.	2.572%	6/3/31	500	427
	Citigroup Inc.	6.625%	6/15/32	100	109
	Citigroup Inc.	2.520%	11/3/32	475	392
	Citigroup Inc.	3.057%	1/25/33	230	196
	Citigroup Inc.	3.785%	3/17/33	600	540
	Citigroup Inc.	4.910%	5/24/33	220	215
	Citigroup Inc.	6.270%	11/17/33	500	535
	Citigroup Inc.	6.174%	5/25/34	350	363
	Citigroup Inc.	6.125%	8/25/36	75	80
	Citigroup Inc.	3.878%	1/24/39	225	194
	Citigroup Inc.	8.125%	7/15/39	562	725
	Citigroup Inc.	5.316%	3/26/41	1,000	1,003
	Citigroup Inc.	5.875%	1/30/42	100	106
	Citigroup Inc.	5.300%	5/6/44	375	361
	Citigroup Inc.	4.650%	7/30/45	200	182
	Citigroup Inc.	4.750%	5/18/46	375	336
	Citigroup Inc.	4.650%	7/23/48	450	416
	Citizens Financial Group Inc.	2.850%	7/27/26	175	163
	Citizens Financial Group Inc.	2.500%	2/6/30	200	168
	Citizens Financial Group Inc.	4.300%	2/11/31	357	304
	Citizens Financial Group Inc.	2.638%	9/30/32	125	96
	CME Group Inc.	2.650%	3/15/32	500	444
	CME Group Inc.	5.300%	9/15/43	200	213
	CNA Financial Corp.	4.500%	3/1/26	125	124
	CNA Financial Corp.	3.450%	8/15/27	100	96
	CNA Financial Corp.	3.900%	5/1/29	100	96
	CNO Financial Group Inc.	5.250%	5/30/25	250	248
	Comerica Bank	4.000%	7/27/25	50	48
	Comerica Inc.	4.000%	2/1/29	90	85
	Commonwealth Bank of Australia	5.316%	3/13/26	265	269
	Cooperatieve Rabobank UA	5.000%	1/13/25	250	250
	Cooperatieve Rabobank UA	3.375%	5/21/25	666	653
	Cooperatieve Rabobank UA	3.750%	7/21/26	475	455
	Cooperatieve Rabobank UA	5.500%	10/5/26	250	256
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	106
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	258
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	347
	Corebridge Financial Inc.	3.500%	4/4/25	500	488
	Corebridge Financial Inc.	3.850%	4/5/29	185	175
	Corebridge Financial Inc.	3.900%	4/5/32	500	453
[5]	Corebridge Financial Inc.	6.050%	9/15/33	400	418
	Corebridge Financial Inc.	5.750%	1/15/34	132	135
	Corebridge Financial Inc.	4.350%	4/5/42	100	85
	Corebridge Financial Inc.	4.400%	4/5/52	215	180
	Credit Suisse AG	3.700%	2/21/25	300	294
	Credit Suisse AG	1.250%	8/7/26	255	231
	Credit Suisse AG	5.000%	7/9/27	250	250
	Credit Suisse AG	7.500%	2/15/28	425	466
	Credit Suisse USA Inc.	7.125%	7/15/32	100	114
	Deutsche Bank AG	4.500%	4/1/25	200	196
	Deutsche Bank AG	4.100%	1/13/26	100	97
	Deutsche Bank AG	1.686%	3/19/26	500	465
	Deutsche Bank AG	6.119%	7/14/26	1,150	1,162
	Deutsche Bank AG	7.146%	7/13/27	500	519
	Deutsche Bank AG	2.311%	11/16/27	250	229
	Deutsche Bank AG	6.720%	1/18/29	325	340
	Deutsche Bank AG	6.819%	11/20/29	1,225	1,289
	Deutsche Bank AG	3.729%	1/14/32	250	210
	Deutsche Bank AG	4.875%	12/1/32	240	224
	Deutsche Bank AG	3.742%	1/7/33	215	176
	Deutsche Bank AG	7.079%	2/10/34	200	205
	Discover Bank	3.450%	7/27/26	309	292
	Discover Bank	4.650%	9/13/28	250	238
	Discover Bank	2.700%	2/6/30	100	85
	Discover Financial Services	3.750%	3/4/25	183	179
	Discover Financial Services	4.500%	1/30/26	428	422
	Discover Financial Services	4.100%	2/9/27	250	240
	Discover Financial Services	6.700%	11/29/32	250	262
	Eaton Vance Corp.	3.500%	4/6/27	100	96
	Enstar Finance LLC	5.750%	9/1/40	11	10
	Enstar Finance LLC	5.500%	1/15/42	102	87
	Enstar Group Ltd.	4.950%	6/1/29	395	385
	Equitable Holdings Inc.	7.000%	4/1/28	75	80
	Equitable Holdings Inc.	4.350%	4/20/28	279	270
	Equitable Holdings Inc.	5.000%	4/20/48	350	326
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	92
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	500	343
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	49
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	100	96
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fairfax Financial Holdings Ltd.	5.625%	8/16/32	200	200
[5]	Fairfax Financial Holdings Ltd.	6.000%	12/7/33	100	103
	Fidelity National Financial Inc.	3.400%	6/15/30	100	90
	Fidelity National Financial Inc.	2.450%	3/15/31	500	415
	Fifth Third Bancorp	2.375%	1/28/25	349	338
	Fifth Third Bancorp	2.550%	5/5/27	100	92
	Fifth Third Bancorp	1.707%	11/1/27	200	180
	Fifth Third Bancorp	3.950%	3/14/28	75	72
	Fifth Third Bancorp	6.339%	7/27/29	200	208
	Fifth Third Bancorp	4.772%	7/28/30	125	123
	Fifth Third Bancorp	8.250%	3/1/38	200	237
	Fifth Third Bank NA	3.950%	7/28/25	200	196
	Fifth Third Bank NA	3.850%	3/15/26	200	192
	Fifth Third Bank NA	2.250%	2/1/27	250	231
	First American Financial Corp.	2.400%	8/15/31	200	158
	First-Citizens Bank & Trust Co.	6.125%	3/9/28	75	76
	Franklin Resources Inc.	2.950%	8/12/51	200	127
	FS KKR Capital Corp.	4.125%	2/1/25	100	97
	FS KKR Capital Corp.	3.400%	1/15/26	500	473
	FS KKR Capital Corp.	3.125%	10/12/28	200	174
	GATX Corp.	3.250%	3/30/25	125	122
	GATX Corp.	3.250%	9/15/26	50	48
	GATX Corp.	3.850%	3/30/27	175	168
	GATX Corp.	3.500%	3/15/28	100	94
	GATX Corp.	4.550%	11/7/28	150	147
	GATX Corp.	4.700%	4/1/29	75	74
	GATX Corp.	6.900%	5/1/34	200	221
	GATX Corp.	4.500%	3/30/45	50	41
	GATX Corp.	3.100%	6/1/51	200	132
	Globe Life Inc.	4.550%	9/15/28	80	79
	Goldman Sachs Capital I	6.345%	2/15/34	225	236
	Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,306
	Goldman Sachs Group Inc.	3.500%	4/1/25	50	49
	Goldman Sachs Group Inc.	3.750%	5/22/25	825	809
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	196
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	195
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,204
	Goldman Sachs Group Inc.	1.093%	12/9/26	500	461
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	411
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	341
	Goldman Sachs Group Inc.	1.542%	9/10/27	200	181
	Goldman Sachs Group Inc.	1.948%	10/21/27	1,350	1,235
	Goldman Sachs Group Inc.	2.640%	2/24/28	1,008	935
	Goldman Sachs Group Inc.	3.615%	3/15/28	495	474
	Goldman Sachs Group Inc.	3.691%	6/5/28	625	598
	Goldman Sachs Group Inc.	4.482%	8/23/28	475	466
	Goldman Sachs Group Inc.	3.814%	4/23/29	450	427
	Goldman Sachs Group Inc.	4.223%	5/1/29	475	459
	Goldman Sachs Group Inc.	6.484%	10/24/29	450	478
	Goldman Sachs Group Inc.	3.800%	3/15/30	1,250	1,175
	Goldman Sachs Group Inc.	1.992%	1/27/32	1,550	1,254
	Goldman Sachs Group Inc.	2.650%	10/21/32	800	667
	Goldman Sachs Group Inc.	3.102%	2/24/33	300	258
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	54
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,075
	Goldman Sachs Group Inc.	4.017%	10/31/38	405	354
	Goldman Sachs Group Inc.	4.411%	4/23/39	500	453
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	752
	Goldman Sachs Group Inc.	3.210%	4/22/42	1,030	788
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	459
	Golub Capital BDC Inc.	2.050%	2/15/27	65	57
	Golub Capital BDC Inc.	7.050%	12/5/28	80	84
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	98
	Hartford Financial Services Group Inc.	2.800%	8/19/29	350	318
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	53
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	107
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	150
	Hartford Financial Services Group Inc.	3.600%	8/19/49	125	96
	Hartford Financial Services Group Inc.	2.900%	9/15/51	200	134
	HSBC Bank USA NA	7.000%	1/15/39	250	290
	HSBC Holdings plc	4.250%	8/18/25	150	147
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,082
	HSBC Holdings plc	2.999%	3/10/26	300	291
	HSBC Holdings plc	1.645%	4/18/26	1,000	950
	HSBC Holdings plc	3.900%	5/25/26	450	438
	HSBC Holdings plc	2.099%	6/4/26	1,700	1,619
	HSBC Holdings plc	4.292%	9/12/26	500	490
	HSBC Holdings plc	7.336%	11/3/26	250	260

34

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HSBC Holdings plc	4.375%	11/23/26	350	342
HSBC Holdings plc	1.589%	5/24/27	500	458
HSBC Holdings plc	5.887%	8/14/27	340	345
HSBC Holdings plc	2.251%	11/22/27	725	666
HSBC Holdings plc	4.041%	3/13/28	400	385
HSBC Holdings plc	5.210%	8/11/28	815	815
HSBC Holdings plc	4.583%	6/19/29	400	388
HSBC Holdings plc	2.206%	8/17/29	500	436
HSBC Holdings plc	4.950%	3/31/30	250	248
HSBC Holdings plc	3.973%	5/22/30	570	533
HSBC Holdings plc	7.625%	5/17/32	100	109
HSBC Holdings plc	2.871%	11/22/32	1,225	1,019
HSBC Holdings plc	7.350%	11/27/32	100	106
HSBC Holdings plc	4.762%	3/29/33	300	280
HSBC Holdings plc	5.402%	8/11/33	275	276
HSBC Holdings plc	8.113%	11/3/33	250	288
HSBC Holdings plc	6.254%	3/9/34	350	371
HSBC Holdings plc	6.547%	6/20/34	200	209
HSBC Holdings plc	7.399%	11/13/34	200	220
HSBC Holdings plc	6.500%	5/2/36	600	625
HSBC Holdings plc	6.500%	9/15/37	50	54
HSBC Holdings plc	6.800%	6/1/38	200	214
HSBC Holdings plc	6.332%	3/9/44	350	378
HSBC Holdings plc	5.250%	3/14/44	750	732
HSBC USA Inc.	5.625%	3/17/25	405	407
Huntington Bancshares Inc.	4.443%	8/4/28	200	194
Huntington Bancshares Inc.	6.208%	8/21/29	205	211
Huntington Bancshares Inc.	2.550%	2/4/30	250	214
Huntington National Bank	4.270%	11/25/26	150	141
Huntington National Bank	4.552%	5/17/28	250	242
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	241
ING Groep NV	3.869%	3/28/26	200	196
ING Groep NV	3.950%	3/29/27	300	291
ING Groep NV	4.017%	3/28/28	200	195
ING Groep NV	4.550%	10/2/28	200	197
ING Groep NV	4.050%	4/9/29	200	193
Intercontinental Exchange Inc.	3.650%	5/23/25	150	147
Intercontinental Exchange Inc.	3.750%	12/1/25	300	295
Intercontinental Exchange Inc.	3.100%	9/15/27	150	143
Intercontinental Exchange Inc.	4.000%	9/15/27	150	147
Intercontinental Exchange Inc.	3.750%	9/21/28	75	73
Intercontinental Exchange Inc.	4.350%	6/15/29	122	122
Intercontinental Exchange Inc.	2.100%	6/15/30	750	648
Intercontinental Exchange Inc.	4.600%	3/15/33	165	165
Intercontinental Exchange Inc.	2.650%	9/15/40	500	373
Intercontinental Exchange Inc.	4.250%	9/21/48	175	157
Intercontinental Exchange Inc.	3.000%	6/15/50	60	43
Intercontinental Exchange Inc.	4.950%	6/15/52	111	111
Intercontinental Exchange Inc.	3.000%	9/15/60	300	203
Intercontinental Exchange Inc.	5.200%	6/15/62	110	113
Invesco Finance plc	3.750%	1/15/26	170	166
Invesco Finance plc	5.375%	11/30/43	75	74
Jackson Financial Inc.	3.125%	11/23/31	250	210
Janus Henderson US Holdings Inc.	4.875%	8/1/25	75	74
Jefferies Financial Group Inc.	4.850%	1/15/27	200	199
Jefferies Financial Group Inc.	5.875%	7/21/28	200	205
Jefferies Financial Group Inc.	4.150%	1/23/30	300	282
Jefferies Financial Group Inc.	6.250%	1/15/36	75	79
Jefferies Financial Group Inc.	6.500%	1/20/43	75	79
JPMorgan Chase & Co.	3.875%	2/1/24	445	444
JPMorgan Chase & Co.	3.125%	1/23/25	400	392
JPMorgan Chase & Co.	3.900%	7/15/25	362	357
JPMorgan Chase & Co.	1.561%	12/10/25	1,300	1,252
JPMorgan Chase & Co.	5.546%	12/15/25	450	450
JPMorgan Chase & Co.	3.300%	4/1/26	685	663
JPMorgan Chase & Co.	2.083%	4/22/26	500	479
JPMorgan Chase & Co.	3.200%	6/15/26	300	290
JPMorgan Chase & Co.	2.950%	10/1/26	875	834
JPMorgan Chase & Co.	4.125%	12/15/26	450	441
JPMorgan Chase & Co.	3.960%	1/29/27	500	488
JPMorgan Chase & Co.	1.578%	4/22/27	500	461
JPMorgan Chase & Co.	1.470%	9/22/27	500	453
JPMorgan Chase & Co.	3.625%	12/1/27	1,000	959
JPMorgan Chase & Co.	3.782%	2/1/28	625	604
JPMorgan Chase & Co.	3.540%	5/1/28	350	334
JPMorgan Chase & Co.	3.509%	1/23/29	575	544
JPMorgan Chase & Co.	4.005%	4/23/29	300	289
JPMorgan Chase & Co.	2.069%	6/1/29	625	554
JPMorgan Chase & Co.	4.203%	7/23/29	250	243
JPMorgan Chase & Co.	5.299%	7/24/29	515	523
JPMorgan Chase & Co.	6.087%	10/23/29	212	223
JPMorgan Chase & Co.	4.452%	12/5/29	300	294
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JPMorgan Chase & Co.	3.702%	5/6/30	300	282
JPMorgan Chase & Co.	4.565%	6/14/30	275	269
JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,334
JPMorgan Chase & Co.	4.493%	3/24/31	1,050	1,024
JPMorgan Chase & Co.	2.522%	4/22/31	2,000	1,731
JPMorgan Chase & Co.	2.956%	5/13/31	500	440
JPMorgan Chase & Co.	1.764%	11/19/31	500	406
JPMorgan Chase & Co.	2.580%	4/22/32	500	423
JPMorgan Chase & Co.	2.963%	1/25/33	1,000	856
JPMorgan Chase & Co.	5.717%	9/14/33	1,000	1,034
JPMorgan Chase & Co.	5.350%	6/1/34	703	714
JPMorgan Chase & Co.	6.400%	5/15/38	450	516
JPMorgan Chase & Co.	3.882%	7/24/38	500	443
JPMorgan Chase & Co.	5.500%	10/15/40	650	677
JPMorgan Chase & Co.	3.109%	4/22/41	500	386
JPMorgan Chase & Co.	5.600%	7/15/41	275	292
JPMorgan Chase & Co.	5.400%	1/6/42	150	156
JPMorgan Chase & Co.	3.157%	4/22/42	450	349
JPMorgan Chase & Co.	5.625%	8/16/43	300	314
JPMorgan Chase & Co.	4.950%	6/1/45	100	96
JPMorgan Chase & Co.	4.260%	2/22/48	375	333
JPMorgan Chase & Co.	4.032%	7/24/48	500	426
JPMorgan Chase & Co.	3.964%	11/15/48	1,000	841
JPMorgan Chase & Co.	3.897%	1/23/49	400	333
JPMorgan Chase & Co.	3.109%	4/22/51	500	360
JPMorgan Chase & Co.	3.328%	4/22/52	745	559
JPMorgan Chase Bank NA	5.110%	12/8/26	290	293
Kemper Corp.	4.350%	2/15/25	40	39
KeyBank NA	3.300%	6/1/25	403	388
KeyBank NA	4.700%	1/26/26	250	244
KeyBank NA	5.850%	11/15/27	250	250
KeyBank NA	6.950%	2/1/28	250	254
KeyBank NA	5.000%	1/26/33	250	234
KeyCorp	4.150%	10/29/25	150	146
KeyCorp	4.100%	4/30/28	600	565
KeyCorp	2.550%	10/1/29	150	127
Lazard Group LLC	3.750%	2/13/25	50	49
Lazard Group LLC	3.625%	3/1/27	100	94
Lazard Group LLC	4.500%	9/19/28	100	97
Legg Mason Inc.	4.750%	3/15/26	100	100
Legg Mason Inc.	5.625%	1/15/44	120	123
Lincoln National Corp.	3.350%	3/9/25	13	13
Lincoln National Corp.	3.625%	12/12/26	75	73
Lincoln National Corp.	3.800%	3/1/28	100	96
Lincoln National Corp.	3.050%	1/15/30	350	309
Lincoln National Corp.	6.300%	10/9/37	75	79
Lincoln National Corp.	7.000%	6/15/40	160	180
Lloyds Banking Group plc	4.450%	5/8/25	200	198
Lloyds Banking Group plc	4.582%	12/10/25	700	686
Lloyds Banking Group plc	3.511%	3/18/26	200	195
Lloyds Banking Group plc	4.650%	3/24/26	575	565
Lloyds Banking Group plc	4.716%	8/11/26	200	197
Lloyds Banking Group plc	3.750%	1/11/27	436	419
Lloyds Banking Group plc	5.985%	8/7/27	275	280
Lloyds Banking Group plc	3.750%	3/18/28	200	191
Lloyds Banking Group plc	4.375%	3/22/28	250	244
Lloyds Banking Group plc	4.550%	8/16/28	200	197
Lloyds Banking Group plc	3.574%	11/7/28	200	188
Lloyds Banking Group plc	5.871%	3/6/29	200	205
Lloyds Banking Group plc	7.953%	11/15/33	200	229
Lloyds Banking Group plc	5.300%	12/1/45	450	431
Lloyds Banking Group plc	4.344%	1/9/48	275	221
Loews Corp.	6.000%	2/1/35	50	54
Loews Corp.	4.125%	5/15/43	100	89
LPL Holdings Inc.	6.750%	11/17/28	200	213
M&T Bank Corp.	7.413%	10/30/29	200	215
M&T Bank Corp.	5.053%	1/27/34	200	189
Manufacturers & Traders Trust Co.	2.900%	2/6/25	160	155
Manufacturers & Traders Trust Co.	4.650%	1/27/26	250	245
Manufacturers & Traders Trust Co.	4.700%	1/27/28	250	243
Manulife Financial Corp.	4.150%	3/4/26	175	173
Manulife Financial Corp.	4.061%	2/24/32	190	180
Manulife Financial Corp.	5.375%	3/4/46	200	204
Markel Group Inc.	3.500%	11/1/27	50	48
Markel Group Inc.	3.350%	9/17/29	75	69
Markel Group Inc.	4.300%	11/1/47	50	41
Markel Group Inc.	5.000%	5/20/49	150	139
Markel Group Inc.	4.150%	9/17/50	200	163
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	98
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	98
Marsh & McLennan Cos. Inc.	2.250%	11/15/30	710	613
Marsh & McLennan Cos. Inc.	5.400%	9/15/33	200	211
Marsh & McLennan Cos. Inc.	4.750%	3/15/39	250	243

35

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	90
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	175
	Marsh & McLennan Cos. Inc.	5.700%	9/15/53	300	326
	Mercury General Corp.	4.400%	3/15/27	75	72
	MetLife Inc.	3.000%	3/1/25	250	244
	MetLife Inc.	3.600%	11/13/25	400	394
	MetLife Inc.	6.500%	12/15/32	175	199
	MetLife Inc.	5.375%	7/15/33	200	209
	MetLife Inc.	6.375%	6/15/34	100	112
	MetLife Inc.	5.875%	2/6/41	590	645
	MetLife Inc.	4.125%	8/13/42	175	155
	MetLife Inc.	4.875%	11/13/43	355	346
	MetLife Inc.	4.721%	12/15/44	63	59
	MetLife Inc.	5.250%	1/15/54	200	206
	MetLife Inc.	6.400%	12/15/66	210	217
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	246
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	2,000	1,889
	Mitsubishi UFJ Financial Group Inc.	5.719%	2/20/26	500	502
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	513
	Mitsubishi UFJ Financial Group Inc.	5.541%	4/17/26	225	226
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	236
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	485
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	400	366
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	238
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	400	370
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	195
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	194
	Mitsubishi UFJ Financial Group Inc.	5.354%	9/13/28	200	203
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	191
	Mitsubishi UFJ Financial Group Inc.	5.242%	4/19/29	225	228
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	161
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	50	44
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	500	420
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	400	343
	Mitsubishi UFJ Financial Group Inc.	4.315%	4/19/33	200	191
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	500	508
	Mitsubishi UFJ Financial Group Inc.	5.406%	4/19/34	1,034	1,066
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	47
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	175
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	241
	Mizuho Financial Group Inc.	1.554%	7/9/27	200	183
	Mizuho Financial Group Inc.	4.018%	3/5/28	325	315
	Mizuho Financial Group Inc.	5.778%	7/6/29	225	232
	Mizuho Financial Group Inc.	4.254%	9/11/29	400	387
	Mizuho Financial Group Inc.	3.153%	7/16/30	500	450
	Mizuho Financial Group Inc.	2.869%	9/13/30	100	88
	Mizuho Financial Group Inc.	2.172%	5/22/32	500	407
	Mizuho Financial Group Inc.	5.748%	7/6/34	780	809
	Morgan Stanley	4.000%	7/23/25	330	325
	Morgan Stanley	5.000%	11/24/25	650	649
	Morgan Stanley	3.875%	1/27/26	225	220
	Morgan Stanley	2.188%	4/28/26	1,000	960
	Morgan Stanley	3.125%	7/27/26	700	670
	Morgan Stanley	6.250%	8/9/26	1,796	1,852
	Morgan Stanley	4.350%	9/8/26	966	949
	Morgan Stanley	6.138%	10/16/26	500	509
	Morgan Stanley	0.985%	12/10/26	500	460
	Morgan Stanley	3.625%	1/20/27	250	243
	Morgan Stanley	5.050%	1/28/27	350	350
	Morgan Stanley	3.950%	4/23/27	325	315
	Morgan Stanley	1.593%	5/4/27	525	484
	Morgan Stanley	2.475%	1/21/28	500	464
	Morgan Stanley	4.210%	4/20/28	200	195
[4]	Morgan Stanley	3.591%	7/22/28	935	892
	Morgan Stanley	6.296%	10/18/28	500	524
	Morgan Stanley	3.772%	1/24/29	575	548
	Morgan Stanley	5.123%	2/1/29	350	351
	Morgan Stanley	5.164%	4/20/29	450	452
	Morgan Stanley	5.449%	7/20/29	350	357
	Morgan Stanley	6.407%	11/1/29	350	371
	Morgan Stanley	4.431%	1/23/30	550	536
	Morgan Stanley	2.699%	1/22/31	1,750	1,533
	Morgan Stanley	3.622%	4/1/31	600	553
	Morgan Stanley	1.794%	2/13/32	500	399
	Morgan Stanley	7.250%	4/1/32	150	177
	Morgan Stanley	1.928%	4/28/32	200	161
	Morgan Stanley	2.239%	7/21/32	500	409
	Morgan Stanley	2.511%	10/20/32	600	498
	Morgan Stanley	2.943%	1/21/33	500	425
	Morgan Stanley	6.342%	10/18/33	750	808
	Morgan Stanley	5.250%	4/21/34	450	450
	Morgan Stanley	6.627%	11/1/34	350	388
	Morgan Stanley	5.297%	4/20/37	350	340
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	5.948%	1/19/38	350	354
[4]	Morgan Stanley	3.971%	7/22/38	375	329
	Morgan Stanley	4.457%	4/22/39	250	230
	Morgan Stanley	3.217%	4/22/42	325	251
	Morgan Stanley	6.375%	7/24/42	600	695
	Morgan Stanley	4.300%	1/27/45	650	587
	Morgan Stanley	2.802%	1/25/52	940	627
	Morgan Stanley Bank NA	5.479%	7/16/25	350	353
	Morgan Stanley Bank NA	4.754%	4/21/26	275	275
	Morgan Stanley Bank NA	5.882%	10/30/26	275	283
	Nasdaq Inc.	5.650%	6/28/25	500	505
	Nasdaq Inc.	3.850%	6/30/26	100	98
	Nasdaq Inc.	5.350%	6/28/28	200	206
	Nasdaq Inc.	1.650%	1/15/31	250	203
	Nasdaq Inc.	5.550%	2/15/34	200	208
	Nasdaq Inc.	2.500%	12/21/40	200	139
	Nasdaq Inc.	3.250%	4/28/50	35	25
	Nasdaq Inc.	3.950%	3/7/52	200	159
	Nasdaq Inc.	5.950%	8/15/53	200	215
	Nasdaq Inc.	6.100%	6/28/63	200	217
	National Australia Bank Ltd.	5.200%	5/13/25	500	503
	National Australia Bank Ltd.	3.375%	1/14/26	100	97
	National Australia Bank Ltd.	2.500%	7/12/26	200	190
	National Australia Bank Ltd.	4.944%	1/12/28	250	253
	National Australia Bank Ltd.	4.900%	6/13/28	500	505
	National Bank of Canada	5.250%	1/17/25	250	250
	National Bank of Canada	5.600%	12/18/28	250	257
	Natwest Group plc	5.076%	1/27/30	200	197
	Natwest Group plc	4.445%	5/8/30	700	670
	Natwest Group plc	6.016%	3/2/34	200	210
	NatWest Group plc	7.472%	11/10/26	200	207
	NatWest Group plc	5.847%	3/2/27	200	202
	NatWest Group plc	5.516%	9/30/28	200	201
	NatWest Group plc	4.892%	5/18/29	1,000	983
	NatWest Group plc	5.808%	9/13/29	200	205
	Nomura Holdings Inc.	2.648%	1/16/25	170	165
	Nomura Holdings Inc.	5.099%	7/3/25	225	224
	Nomura Holdings Inc.	1.851%	7/16/25	300	284
	Nomura Holdings Inc.	2.329%	1/22/27	200	183
	Nomura Holdings Inc.	5.386%	7/6/27	200	201
	Nomura Holdings Inc.	2.172%	7/14/28	200	176
	Nomura Holdings Inc.	5.605%	7/6/29	225	230
	Nomura Holdings Inc.	3.103%	1/16/30	400	354
	Nomura Holdings Inc.	2.679%	7/16/30	250	213
	Nomura Holdings Inc.	2.608%	7/14/31	200	166
	Northern Trust Corp.	3.950%	10/30/25	150	148
	Northern Trust Corp.	4.000%	5/10/27	200	197
	Northern Trust Corp.	3.650%	8/3/28	100	97
	Northern Trust Corp.	3.375%	5/8/32	50	46
	Oaktree Specialty Lending Corp.	3.500%	2/25/25	40	39
	Old Republic International Corp.	3.875%	8/26/26	100	96
	Old Republic International Corp.	3.850%	6/11/51	200	147
	ORIX Corp.	3.250%	12/4/24	75	73
	ORIX Corp.	3.700%	7/18/27	200	193
	Owl Rock Capital Corp.	4.000%	3/30/25	47	46
	Owl Rock Capital Corp.	2.625%	1/15/27	200	180
	PartnerRe Finance B LLC	3.700%	7/2/29	95	90
	PartnerRe Finance B LLC	4.500%	10/1/50	100	86
	PNC Bank NA	2.950%	2/23/25	293	285
	PNC Bank NA	3.250%	6/1/25	169	165
	PNC Bank NA	3.100%	10/25/27	250	235
	PNC Bank NA	3.250%	1/22/28	150	141
	PNC Bank NA	4.050%	7/26/28	250	241
	PNC Bank NA	2.700%	10/22/29	150	132
	PNC Financial Services Group Inc.	5.812%	6/12/26	200	201
	PNC Financial Services Group Inc.	4.758%	1/26/27	200	198
	PNC Financial Services Group Inc.	3.150%	5/19/27	450	427
	PNC Financial Services Group Inc.	6.615%	10/20/27	200	208
	PNC Financial Services Group Inc.	3.450%	4/23/29	500	474
	PNC Financial Services Group Inc.	5.582%	6/12/29	200	204
	PNC Financial Services Group Inc.	2.550%	1/22/30	425	372
	PNC Financial Services Group Inc.	4.626%	6/6/33	200	188
	PNC Financial Services Group Inc.	6.037%	10/28/33	255	267
	PNC Financial Services Group Inc.	5.068%	1/24/34	200	196
	PNC Financial Services Group Inc.	5.939%	8/18/34	90	94
	PNC Financial Services Group Inc.	6.875%	10/20/34	430	478
	Principal Financial Group Inc.	3.400%	5/15/25	128	125
	Principal Financial Group Inc.	3.100%	11/15/26	100	95
	Principal Financial Group Inc.	4.625%	9/15/42	50	46
	Principal Financial Group Inc.	4.350%	5/15/43	150	133
	Principal Financial Group Inc.	4.300%	11/15/46	195	165
	Progressive Corp.	2.450%	1/15/27	150	141
	Progressive Corp.	6.625%	3/1/29	125	137

36

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Progressive Corp.	4.950%	6/15/33	100	103
Progressive Corp.	4.350%	4/25/44	50	45
Progressive Corp.	4.125%	4/15/47	290	256
Progressive Corp.	4.200%	3/15/48	115	103
Progressive Corp.	3.950%	3/26/50	180	153
Progressive Corp.	3.700%	3/15/52	100	81
Prospect Capital Corp.	3.364%	11/15/26	200	180
Prudential Financial Inc.	3.878%	3/27/28	163	159
Prudential Financial Inc.	5.750%	7/15/33	100	109
Prudential Financial Inc.	5.700%	12/14/36	125	135
Prudential Financial Inc.	6.625%	12/1/37	65	75
Prudential Financial Inc.	3.000%	3/10/40	50	39
Prudential Financial Inc.	6.625%	6/21/40	65	74
Prudential Financial Inc.	5.100%	8/15/43	50	47
Prudential Financial Inc.	4.600%	5/15/44	525	489
Prudential Financial Inc.	5.375%	5/15/45	250	247
Prudential Financial Inc.	3.905%	12/7/47	182	149
Prudential Financial Inc.	5.700%	9/15/48	250	243
Prudential Financial Inc.	3.935%	12/7/49	363	299
Prudential Financial Inc.	4.350%	2/25/50	210	186
Prudential Financial Inc.	3.700%	10/1/50	200	173
Prudential Financial Inc.	5.125%	3/1/52	250	235
Prudential Funding Asia plc	3.125%	4/14/30	200	180
Raymond James Financial Inc.	4.650%	4/1/30	55	55
Raymond James Financial Inc.	4.950%	7/15/46	210	196
Raymond James Financial Inc.	3.750%	4/1/51	250	189
Regions Bank	6.450%	6/26/37	250	254
Regions Financial Corp.	2.250%	5/18/25	100	95
Regions Financial Corp.	1.800%	8/12/28	120	103
Reinsurance Group of America Inc.	3.900%	5/15/29	50	48
Reinsurance Group of America Inc.	6.000%	9/15/33	100	105
RenaissanceRe Finance Inc.	3.700%	4/1/25	10	10
RenaissanceRe Finance Inc.	3.450%	7/1/27	75	71
RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	70
RenaissanceRe Holdings Ltd.	5.750%	6/5/33	132	133
Royal Bank of Canada	1.600%	1/21/25	100	96
Royal Bank of Canada	3.375%	4/14/25	200	196
Royal Bank of Canada	4.950%	4/25/25	200	200
Royal Bank of Canada	4.875%	1/12/26	200	201
Royal Bank of Canada	4.650%	1/27/26	898	891
Royal Bank of Canada	1.200%	4/27/26	200	185
Royal Bank of Canada	1.400%	11/2/26	500	457
Royal Bank of Canada	2.050%	1/21/27	100	93
Royal Bank of Canada	3.625%	5/4/27	200	193
Royal Bank of Canada	4.240%	8/3/27	200	198
Royal Bank of Canada	6.000%	11/1/27	200	210
Royal Bank of Canada	4.900%	1/12/28	200	202
Royal Bank of Canada	2.300%	11/3/31	500	422
Royal Bank of Canada	3.875%	5/4/32	200	188
Royal Bank of Canada	5.000%	2/1/33	465	473
Royal Bank of Canada	5.000%	5/2/33	200	204
Santander Holdings USA Inc.	4.500%	7/17/25	1,125	1,113
Santander Holdings USA Inc.	3.244%	10/5/26	400	379
Santander Holdings USA Inc.	4.400%	7/13/27	250	243
Santander Holdings USA Inc.	2.490%	1/6/28	200	183
Santander Holdings USA Inc.	6.499%	3/9/29	200	207
Santander UK Group Holdings plc	1.532%	8/21/26	600	560
Santander UK Group Holdings plc	1.673%	6/14/27	400	364
Santander UK Group Holdings plc	3.823%	11/3/28	200	188
Santander UK Group Holdings plc	6.534%	1/10/29	415	430
Selective Insurance Group Inc.	5.375%	3/1/49	50	48
State Street Corp.	3.300%	12/16/24	227	223
State Street Corp.	3.550%	8/18/25	200	196
State Street Corp.	5.104%	5/18/26	500	500
State Street Corp.	2.650%	5/19/26	125	119
State Street Corp.	5.272%	8/3/26	215	218
State Street Corp.	5.684%	11/21/29	200	207
State Street Corp.	4.141%	12/3/29	200	194
State Street Corp.	2.400%	1/24/30	150	134
State Street Corp.	4.821%	1/26/34	130	128
State Street Corp.	5.159%	5/18/34	500	504
State Street Corp.	3.031%	11/1/34	125	112
Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	320	311
Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	1,500	1,420
Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	200	184
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	146
Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	200	205
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	119
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	167
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	192
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	666
Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	286
Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	96
Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	500	438
Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	434
Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	136
Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	1,870	1,654
Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	200	162
Sumitomo Mitsui Financial Group Inc.	5.766%	1/13/33	295	312
Sumitomo Mitsui Financial Group Inc.	5.776%	7/13/33	200	212
Sumitomo Mitsui Financial Group Inc.	2.296%	1/12/41	200	138
Sumitomo Mitsui Financial Group Inc.	6.184%	7/13/43	200	223
Synchrony Financial	4.500%	7/23/25	426	416
Synchrony Financial	3.700%	8/4/26	125	117
Synchrony Financial	3.950%	12/1/27	300	281
Toronto-Dominion Bank	3.250%	3/11/24	400	398
Toronto-Dominion Bank	1.250%	12/13/24	825	795
Toronto-Dominion Bank	1.450%	1/10/25	200	193
Toronto-Dominion Bank	3.766%	6/6/25	425	418
Toronto-Dominion Bank	1.150%	6/12/25	200	189
Toronto-Dominion Bank	0.750%	1/6/26	200	185
Toronto-Dominion Bank	5.103%	1/9/26	200	201
Toronto-Dominion Bank	5.532%	7/17/26	225	229
Toronto-Dominion Bank	1.250%	9/10/26	325	297
Toronto-Dominion Bank	1.950%	1/12/27	200	185
Toronto-Dominion Bank	4.108%	6/8/27	425	418
Toronto-Dominion Bank	5.156%	1/10/28	225	229
Toronto-Dominion Bank	5.523%	7/17/28	225	232
Toronto-Dominion Bank	2.000%	9/10/31	325	270
Toronto-Dominion Bank	2.450%	1/12/32	850	713
Toronto-Dominion Bank	4.456%	6/8/32	400	389
Travelers Cos. Inc.	6.250%	6/15/37	150	170
Travelers Cos. Inc.	4.300%	8/25/45	150	134
Travelers Cos. Inc.	4.000%	5/30/47	225	194
Travelers Cos. Inc.	4.100%	3/4/49	200	174
Travelers Cos. Inc.	2.550%	4/27/50	500	331
Travelers Cos. Inc.	5.450%	5/25/53	143	155
Travelers Property Casualty Corp.	6.375%	3/15/33	26	30
Trinity Acquisition plc	4.400%	3/15/26	100	99
Truist Bank	2.150%	12/6/24	250	243
Truist Bank	3.625%	9/16/25	500	484
Truist Bank	3.300%	5/15/26	200	191
Truist Bank	2.636%	9/17/29	250	233
Truist Financial Corp.	3.700%	6/5/25	175	171
Truist Financial Corp.	1.200%	8/5/25	200	188
Truist Financial Corp.	6.047%	6/8/27	265	270
Truist Financial Corp.	1.125%	8/3/27	500	438
Truist Financial Corp.	3.875%	3/19/29	200	187
Truist Financial Corp.	1.887%	6/7/29	500	432
Truist Financial Corp.	7.161%	10/30/29	200	216
Truist Financial Corp.	1.950%	6/5/30	100	84
Truist Financial Corp.	4.916%	7/28/33	200	187
Truist Financial Corp.	5.122%	1/26/34	810	784
Truist Financial Corp.	5.867%	6/8/34	200	204
UBS AG	5.800%	9/11/25	200	202
UBS AG	5.650%	9/11/28	225	233
UBS Group AG	3.750%	3/26/25	250	245
UBS Group AG	4.550%	4/17/26	456	450
UBS Group AG	4.875%	5/15/45	375	357
Unum Group	4.000%	6/15/29	80	76
Unum Group	5.750%	8/15/42	75	73
Unum Group	4.500%	12/15/49	100	79
US Bancorp	3.950%	11/17/25	25	25
US Bancorp	3.100%	4/27/26	300	288
US Bancorp	2.375%	7/22/26	249	234
US Bancorp	5.727%	10/21/26	525	528
US Bancorp	3.150%	4/27/27	275	262
US Bancorp	6.787%	10/26/27	200	209
US Bancorp	5.775%	6/12/29	275	282

37

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
US Bancorp	3.000%	7/30/29	240	217
US Bancorp	2.677%	1/27/33	90	75
US Bancorp	4.967%	7/22/33	235	223
US Bancorp	5.850%	10/21/33	525	542
US Bancorp	4.839%	2/1/34	360	345
US Bancorp	5.836%	6/12/34	275	284
US Bancorp	2.491%	11/3/36	450	352
US Bank NA	2.050%	1/21/25	175	169
US Bank NA	2.800%	1/27/25	625	608
Voya Financial Inc.	3.650%	6/15/26	250	242
Voya Financial Inc.	5.700%	7/15/43	75	74
Voya Financial Inc.	4.800%	6/15/46	40	35
Voya Financial Inc.	4.700%	1/23/48	100	83
Webster Financial Corp.	4.100%	3/25/29	55	51
Wells Fargo & Co.	3.000%	2/19/25	425	416
Wells Fargo & Co.	2.164%	2/11/26	500	481
Wells Fargo & Co.	3.000%	4/22/26	1,275	1,222
Wells Fargo & Co.	3.908%	4/25/26	400	392
Wells Fargo & Co.	4.100%	6/3/26	725	709
Wells Fargo & Co.	4.540%	8/15/26	275	272
Wells Fargo & Co.	3.000%	10/23/26	675	641
Wells Fargo & Co.	4.300%	7/22/27	475	465
Wells Fargo & Co.	3.584%	5/22/28	500	476
Wells Fargo & Co.	4.808%	7/25/28	975	968
Wells Fargo & Co.	4.150%	1/24/29	200	195
Wells Fargo & Co.	5.574%	7/25/29	350	357
Wells Fargo & Co.	6.303%	10/23/29	990	1,044
Wells Fargo & Co.	2.879%	10/30/30	1,300	1,155
Wells Fargo & Co.	4.478%	4/4/31	1,250	1,209
Wells Fargo & Co.	4.897%	7/25/33	975	950
Wells Fargo & Co.	5.389%	4/24/34	952	955
Wells Fargo & Co.	5.557%	7/25/34	350	357
Wells Fargo & Co.	3.068%	4/30/41	600	454
Wells Fargo & Co.	5.375%	11/2/43	1,000	973
Wells Fargo & Co.	4.650%	11/4/44	325	286
Wells Fargo & Co.	3.900%	5/1/45	250	207
Wells Fargo & Co.	4.900%	11/17/45	250	228
Wells Fargo & Co.	4.400%	6/14/46	300	252
Wells Fargo & Co.	4.750%	12/7/46	350	309
Wells Fargo & Co.	5.013%	4/4/51	1,750	1,669
Wells Fargo & Co.	4.611%	4/25/53	400	362
Wells Fargo Bank NA	5.550%	8/1/25	300	303
Wells Fargo Bank NA	5.450%	8/7/26	300	305
Wells Fargo Bank NA	5.254%	12/11/26	450	456
Wells Fargo Bank NA	5.950%	8/26/36	200	207
Wells Fargo Bank NA	5.850%	2/1/37	300	315
Wells Fargo Bank NA	6.600%	1/15/38	225	251
Westpac Banking Corp.	2.350%	2/19/25	200	195
Westpac Banking Corp.	5.512%	11/17/25	200	203
Westpac Banking Corp.	2.850%	5/13/26	200	192
Westpac Banking Corp.	1.150%	6/3/26	218	201
Westpac Banking Corp.	2.700%	8/19/26	175	167
Westpac Banking Corp.	3.350%	3/8/27	250	241
Westpac Banking Corp.	5.535%	11/17/28	200	208
Westpac Banking Corp.	1.953%	11/20/28	275	243
Westpac Banking Corp.	2.650%	1/16/30	150	134
Westpac Banking Corp.	2.894%	2/4/30	425	410
Westpac Banking Corp.	4.322%	11/23/31	500	481
Westpac Banking Corp.	5.405%	8/10/33	200	198
Westpac Banking Corp.	6.820%	11/17/33	200	217
Westpac Banking Corp.	4.110%	7/24/34	25	23
Westpac Banking Corp.	2.668%	11/15/35	315	256
Westpac Banking Corp.	3.020%	11/18/36	500	406
Westpac Banking Corp.	4.421%	7/24/39	200	174
Westpac Banking Corp.	2.963%	11/16/40	200	138
Willis North America Inc.	4.500%	9/15/28	100	97
Willis North America Inc.	2.950%	9/15/29	440	395
Willis North America Inc.	5.350%	5/15/33	100	101
Willis North America Inc.	5.050%	9/15/48	50	46
Willis North America Inc.	3.875%	9/15/49	90	70
Zions Bancorp NA	3.250%	10/29/29	250	205
				333,744
Health Care (2.9%)
Abbott Laboratories	3.750%	11/30/26	367	362
Abbott Laboratories	1.150%	1/30/28	100	89
Abbott Laboratories	1.400%	6/30/30	150	127
Abbott Laboratories	4.750%	11/30/36	200	205
Abbott Laboratories	5.300%	5/27/40	250	271
Abbott Laboratories	4.900%	11/30/46	700	718
AbbVie Inc.	3.600%	5/14/25	411	404
AbbVie Inc.	2.950%	11/21/26	740	710
AbbVie Inc.	4.250%	11/14/28	350	348
AbbVie Inc.	3.200%	11/21/29	1,130	1,056
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	4.550%	3/15/35	350	344
	AbbVie Inc.	4.500%	5/14/35	495	484
	AbbVie Inc.	4.050%	11/21/39	825	746
	AbbVie Inc.	4.625%	10/1/42	50	47
	AbbVie Inc.	4.400%	11/6/42	501	465
	AbbVie Inc.	4.850%	6/15/44	230	224
	AbbVie Inc.	4.750%	3/15/45	200	192
	AbbVie Inc.	4.700%	5/14/45	402	384
	AbbVie Inc.	4.450%	5/14/46	455	418
	AbbVie Inc.	4.875%	11/14/48	350	342
	AbbVie Inc.	4.250%	11/21/49	1,025	915
	Adventist Health System	2.952%	3/1/29	100	90
	Adventist Health System	3.630%	3/1/49	100	74
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	49
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	25	21
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	89
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	57
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	75	53
	Aetna Inc.	6.625%	6/15/36	130	146
	Aetna Inc.	6.750%	12/15/37	100	112
	Aetna Inc.	4.500%	5/15/42	75	66
	Aetna Inc.	4.125%	11/15/42	75	62
	Aetna Inc.	3.875%	8/15/47	300	235
	Agilent Technologies Inc.	3.050%	9/22/26	75	72
	Agilent Technologies Inc.	2.750%	9/15/29	100	91
	Agilent Technologies Inc.	2.100%	6/4/30	100	86
	AHS Hospital Corp.	5.024%	7/1/45	75	73
	AHS Hospital Corp.	2.780%	7/1/51	150	99
[2]	Allina Health System	3.887%	4/15/49	75	62
	Amgen Inc.	1.900%	2/21/25	180	174
	Amgen Inc.	5.250%	3/2/25	200	200
	Amgen Inc.	5.507%	3/2/26	350	350
	Amgen Inc.	2.200%	2/21/27	150	139
	Amgen Inc.	3.200%	11/2/27	600	573
	Amgen Inc.	5.150%	3/2/28	500	511
	Amgen Inc.	1.650%	8/15/28	200	177
	Amgen Inc.	4.050%	8/18/29	200	196
	Amgen Inc.	5.250%	3/2/30	250	257
	Amgen Inc.	2.000%	1/15/32	450	369
	Amgen Inc.	3.350%	2/22/32	500	456
	Amgen Inc.	4.200%	3/1/33	200	190
	Amgen Inc.	5.250%	3/2/33	950	974
	Amgen Inc.	3.150%	2/21/40	575	448
	Amgen Inc.	2.800%	8/15/41	450	328
	Amgen Inc.	4.950%	10/1/41	240	230
	Amgen Inc.	5.150%	11/15/41	126	124
	Amgen Inc.	5.600%	3/2/43	300	310
	Amgen Inc.	4.400%	5/1/45	450	400
	Amgen Inc.	3.375%	2/21/50	725	541
	Amgen Inc.	4.663%	6/15/51	500	456
	Amgen Inc.	3.000%	1/15/52	806	564
	Amgen Inc.	4.200%	2/22/52	500	423
	Amgen Inc.	5.650%	3/2/53	500	527
	Amgen Inc.	2.770%	9/1/53	422	271
	Amgen Inc.	5.750%	3/2/63	500	526
	Ascension Health	2.532%	11/15/29	350	313
	Ascension Health	3.106%	11/15/39	100	79
	Ascension Health	3.945%	11/15/46	175	151
[2]	Ascension Health	4.847%	11/15/53	75	73
	Astrazeneca Finance LLC	1.200%	5/28/26	200	185
	Astrazeneca Finance LLC	1.750%	5/28/28	200	179
	Astrazeneca Finance LLC	4.900%	3/3/30	200	206
	Astrazeneca Finance LLC	2.250%	5/28/31	200	173
	Astrazeneca Finance LLC	4.875%	3/3/33	200	207
	Astrazeneca Finance LLC	4.875%	3/3/28	200	204
	AstraZeneca plc	3.375%	11/16/25	400	391
	AstraZeneca plc	0.700%	4/8/26	500	460
	AstraZeneca plc	4.000%	1/17/29	200	197
	AstraZeneca plc	1.375%	8/6/30	300	249
	AstraZeneca plc	6.450%	9/15/37	450	526
	AstraZeneca plc	4.000%	9/18/42	290	263
	AstraZeneca plc	4.375%	11/16/45	200	188
	AstraZeneca plc	3.000%	5/28/51	335	250
	Banner Health	2.338%	1/1/30	125	108
	Banner Health	3.181%	1/1/50	75	55
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	250	185
	Baxalta Inc.	4.000%	6/23/25	97	95
	Baxalta Inc.	5.250%	6/23/45	73	73
	Baxter International Inc.	1.915%	2/1/27	750	687
	Baxter International Inc.	2.272%	12/1/28	250	224
	Baxter International Inc.	2.539%	2/1/32	500	420
	Baxter International Inc.	3.500%	8/15/46	100	73

38

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baxter International Inc.	3.132%	12/1/51	200	138
	Baylor Scott & White Holdings	1.777%	11/15/30	100	83
	Baylor Scott & White Holdings	4.185%	11/15/45	100	89
	Baylor Scott & White Holdings	2.839%	11/15/50	350	241
	Becton Dickinson & Co.	3.734%	12/15/24	75	74
	Becton Dickinson & Co.	3.700%	6/6/27	375	363
	Becton Dickinson & Co.	4.693%	2/13/28	250	251
	Becton Dickinson & Co.	2.823%	5/20/30	125	112
	Becton Dickinson & Co.	1.957%	2/11/31	375	313
	Becton Dickinson & Co.	4.685%	12/15/44	172	161
	Becton Dickinson & Co.	4.669%	6/6/47	300	280
	Biogen Inc.	4.050%	9/15/25	350	344
	Biogen Inc.	2.250%	5/1/30	400	341
	Biogen Inc.	3.150%	5/1/50	300	210
	Bio-Rad Laboratories Inc.	3.700%	3/15/32	250	225
	Bon Secours Mercy Health Inc.	4.302%	7/1/28	25	24
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	100	89
	Bon Secours Mercy Health Inc.	3.205%	6/1/50	250	174
	Boston Scientific Corp.	1.900%	6/1/25	550	527
	Boston Scientific Corp.	2.650%	6/1/30	150	134
	Boston Scientific Corp.	4.550%	3/1/39	131	125
	Boston Scientific Corp.	7.375%	1/15/40	50	60
	Boston Scientific Corp.	4.700%	3/1/49	133	128
	Bristol-Myers Squibb Co.	3.200%	6/15/26	302	293
	Bristol-Myers Squibb Co.	1.125%	11/13/27	500	445
	Bristol-Myers Squibb Co.	3.450%	11/15/27	210	204
	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	270
	Bristol-Myers Squibb Co.	3.400%	7/26/29	155	147
	Bristol-Myers Squibb Co.	1.450%	11/13/30	200	164
	Bristol-Myers Squibb Co.	2.950%	3/15/32	300	267
	Bristol-Myers Squibb Co.	5.900%	11/15/33	175	191
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	78
	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	164
	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	220
	Bristol-Myers Squibb Co.	4.550%	2/20/48	233	212
	Bristol-Myers Squibb Co.	4.250%	10/26/49	700	607
	Bristol-Myers Squibb Co.	2.550%	11/13/50	500	317
	Bristol-Myers Squibb Co.	3.700%	3/15/52	720	566
	Bristol-Myers Squibb Co.	3.900%	3/15/62	200	156
	Bristol-Myers Squibb Co.	6.400%	11/15/63	350	407
	Cardinal Health Inc.	3.750%	9/15/25	100	98
	Cardinal Health Inc.	4.600%	3/15/43	75	67
	Cardinal Health Inc.	4.500%	11/15/44	50	44
	Cardinal Health Inc.	4.368%	6/15/47	125	107
	Cencora Inc.	3.250%	3/1/25	50	49
	Cencora Inc.	3.450%	12/15/27	275	265
	Cencora Inc.	2.700%	3/15/31	300	263
	Cencora Inc.	4.300%	12/15/47	175	157
	Centene Corp.	4.250%	12/15/27	474	458
	Centene Corp.	2.450%	7/15/28	467	417
	Centene Corp.	4.625%	12/15/29	736	707
	Centene Corp.	3.375%	2/15/30	110	99
	Centene Corp.	3.000%	10/15/30	407	354
	Centene Corp.	2.500%	3/1/31	395	329
	Centene Corp.	2.625%	8/1/31	254	212
	Children's Health System of Texas	2.511%	8/15/50	100	62
	Children's Hospital Corp.	4.115%	1/1/47	75	66
	Children's Hospital Corp.	2.585%	2/1/50	50	33
	Children's Hospital Medical Center	4.268%	5/15/44	50	46
	CHRISTUS Health	4.341%	7/1/28	125	123
	Cigna Group	3.250%	4/15/25	250	244
	Cigna Group	4.125%	11/15/25	467	461
	Cigna Group	4.500%	2/25/26	390	387
	Cigna Group	3.400%	3/1/27	275	265
	Cigna Group	7.875%	5/15/27	41	45
	Cigna Group	4.375%	10/15/28	610	605
	Cigna Group	2.400%	3/15/30	265	232
	Cigna Group	2.375%	3/15/31	250	213
	Cigna Group	4.800%	8/15/38	415	402
	Cigna Group	3.200%	3/15/40	150	117
	Cigna Group	6.125%	11/15/41	92	101
	Cigna Group	4.800%	7/15/46	400	376
	Cigna Group	3.875%	10/15/47	170	138
	Cigna Group	4.900%	12/15/48	545	519
	Cigna Group	3.400%	3/15/50	375	277
	City of Hope	5.623%	11/15/43	75	75
	City of Hope	4.378%	8/15/48	100	85
	Cleveland Clinic Foundation	4.858%	1/1/14	100	94
	CommonSpirit Health	2.782%	10/1/30	500	433
[2]	CommonSpirit Health	4.350%	11/1/42	225	195
	CommonSpirit Health	3.817%	10/1/49	50	39
	CommonSpirit Health	4.187%	10/1/49	200	169
	Community Health Network Inc.	3.099%	5/1/50	140	94
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corewell Health Obligated Group	3.487%	7/15/49	75	58
Cottage Health Obligated Group	3.304%	11/1/49	100	75
CVS Health Corp.	3.875%	7/20/25	573	563
CVS Health Corp.	2.875%	6/1/26	416	397
CVS Health Corp.	3.000%	8/15/26	450	430
CVS Health Corp.	1.300%	8/21/27	400	355
CVS Health Corp.	4.300%	3/25/28	677	665
CVS Health Corp.	5.000%	1/30/29	470	478
CVS Health Corp.	3.250%	8/15/29	360	335
CVS Health Corp.	5.125%	2/21/30	250	254
CVS Health Corp.	1.750%	8/21/30	225	186
CVS Health Corp.	5.250%	1/30/31	100	103
CVS Health Corp.	1.875%	2/28/31	350	288
CVS Health Corp.	5.250%	2/21/33	250	256
CVS Health Corp.	5.300%	6/1/33	400	411
CVS Health Corp.	4.875%	7/20/35	125	123
CVS Health Corp.	4.780%	3/25/38	1,000	945
CVS Health Corp.	6.125%	9/15/39	75	80
CVS Health Corp.	4.125%	4/1/40	200	172
CVS Health Corp.	5.300%	12/5/43	150	145
CVS Health Corp.	5.125%	7/20/45	525	498
CVS Health Corp.	5.050%	3/25/48	1,535	1,440
CVS Health Corp.	4.250%	4/1/50	300	251
CVS Health Corp.	5.625%	2/21/53	220	223
CVS Health Corp.	5.875%	6/1/53	118	124
CVS Health Corp.	6.000%	6/1/63	135	144
Danaher Corp.	3.350%	9/15/25	100	98
Danaher Corp.	4.375%	9/15/45	75	70
Danaher Corp.	2.600%	10/1/50	500	335
Dartmouth-Hitchcock Health	4.178%	8/1/48	100	79
DENTSPLY SIRONA Inc.	3.250%	6/1/30	150	133
DH Europe Finance II Sarl	2.600%	11/15/29	150	136
DH Europe Finance II Sarl	3.250%	11/15/39	175	145
Dignity Health	3.812%	11/1/24	100	98
Dignity Health	4.500%	11/1/42	100	88
Dignity Health	5.267%	11/1/64	50	47
Duke University Health System Inc.	3.920%	6/1/47	100	85
Edwards Lifesciences Corp.	4.300%	6/15/28	100	99
Elevance Health Inc.	2.375%	1/15/25	100	97
Elevance Health Inc.	2.250%	5/15/30	530	460
Elevance Health Inc.	2.550%	3/15/31	650	565
Elevance Health Inc.	4.100%	5/15/32	200	191
Elevance Health Inc.	5.500%	10/15/32	250	262
Elevance Health Inc.	4.750%	2/15/33	200	200
Elevance Health Inc.	5.950%	12/15/34	1	1
Elevance Health Inc.	5.850%	1/15/36	75	80
Elevance Health Inc.	6.375%	6/15/37	50	55
Elevance Health Inc.	4.625%	5/15/42	175	163
Elevance Health Inc.	4.650%	1/15/43	775	719
Elevance Health Inc.	5.100%	1/15/44	100	98
Elevance Health Inc.	4.375%	12/1/47	261	233
Elevance Health Inc.	4.550%	3/1/48	155	141
Elevance Health Inc.	4.550%	5/15/52	200	183
Elevance Health Inc.	5.125%	2/15/53	200	201
Elevance Health Inc.	4.850%	8/15/54	30	27
Eli Lilly & Co.	2.750%	6/1/25	71	69
Eli Lilly & Co.	3.375%	3/15/29	92	88
Eli Lilly & Co.	2.500%	9/15/60	250	158
Eli Lilly & Co.	4.950%	2/27/63	250	260
GE HealthCare Technologies Inc.	5.600%	11/15/25	250	252
GE HealthCare Technologies Inc.	5.650%	11/15/27	200	207
GE HealthCare Technologies Inc.	5.905%	11/22/32	250	267
GE HealthCare Technologies Inc.	6.377%	11/22/52	150	174
Gilead Sciences Inc.	3.650%	3/1/26	575	563
Gilead Sciences Inc.	2.950%	3/1/27	525	501
Gilead Sciences Inc.	5.250%	10/15/33	100	104
Gilead Sciences Inc.	4.600%	9/1/35	575	569
Gilead Sciences Inc.	4.000%	9/1/36	350	322
Gilead Sciences Inc.	5.650%	12/1/41	175	187
Gilead Sciences Inc.	4.800%	4/1/44	400	387
Gilead Sciences Inc.	4.750%	3/1/46	455	434
Gilead Sciences Inc.	2.800%	10/1/50	475	329
Gilead Sciences Inc.	5.550%	10/15/53	100	108
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	604	594
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	370
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	92
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	640
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	93
GlaxoSmithKline Capital plc	3.375%	6/1/29	25	24
Hackensack Meridian Health Inc.	2.675%	9/1/41	250	178
Hackensack Meridian Health Inc.	4.211%	7/1/48	125	110
Hackensack Meridian Health Inc.	4.500%	7/1/57	50	45

39

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Hartford HealthCare Corp.	3.447%	7/1/54	75	54
	HCA Inc.	5.375%	2/1/25	250	250
	HCA Inc.	5.250%	4/15/25	320	320
	HCA Inc.	5.250%	6/15/26	325	327
	HCA Inc.	4.500%	2/15/27	125	124
	HCA Inc.	5.200%	6/1/28	177	179
	HCA Inc.	5.625%	9/1/28	275	281
	HCA Inc.	4.125%	6/15/29	405	388
	HCA Inc.	3.500%	9/1/30	500	454
	HCA Inc.	2.375%	7/15/31	400	331
	HCA Inc.	3.625%	3/15/32	250	224
	HCA Inc.	5.500%	6/1/33	221	225
	HCA Inc.	5.125%	6/15/39	200	191
	HCA Inc.	4.375%	3/15/42	250	212
	HCA Inc.	5.500%	6/15/47	425	409
	HCA Inc.	5.250%	6/15/49	400	372
	HCA Inc.	3.500%	7/15/51	200	141
	HCA Inc.	4.625%	3/15/52	300	256
	HCA Inc.	5.900%	6/1/53	177	182
	Humana Inc.	1.350%	2/3/27	200	180
	Humana Inc.	3.950%	3/15/27	150	147
	Humana Inc.	5.750%	12/1/28	100	105
	Humana Inc.	4.875%	4/1/30	135	137
	Humana Inc.	2.150%	2/3/32	200	165
	Humana Inc.	5.950%	3/15/34	200	214
	Humana Inc.	4.625%	12/1/42	110	101
	Humana Inc.	4.950%	10/1/44	270	256
	Humana Inc.	3.950%	8/15/49	40	33
	Humana Inc.	5.500%	3/15/53	200	207
	IHC Health Services Inc.	4.131%	5/15/48	100	91
	Illumina Inc.	2.550%	3/23/31	250	211
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	108
	Iowa Health System	3.665%	2/15/50	125	95
	Johns Hopkins Health System Corp.	3.837%	5/15/46	125	106
	Johnson & Johnson	2.625%	1/15/25	250	245
	Johnson & Johnson	2.450%	3/1/26	350	336
	Johnson & Johnson	2.950%	3/3/27	200	193
	Johnson & Johnson	0.950%	9/1/27	300	268
	Johnson & Johnson	2.900%	1/15/28	100	96
	Johnson & Johnson	1.300%	9/1/30	375	315
	Johnson & Johnson	4.950%	5/15/33	150	162
	Johnson & Johnson	4.375%	12/5/33	175	180
	Johnson & Johnson	3.550%	3/1/36	175	162
	Johnson & Johnson	3.625%	3/3/37	300	277
	Johnson & Johnson	5.950%	8/15/37	200	231
	Johnson & Johnson	2.100%	9/1/40	250	178
	Johnson & Johnson	4.500%	9/1/40	150	150
	Johnson & Johnson	4.850%	5/15/41	75	78
	Johnson & Johnson	4.500%	12/5/43	200	200
	Johnson & Johnson	3.700%	3/1/46	400	350
	Johnson & Johnson	3.750%	3/3/47	250	220
	Johnson & Johnson	2.250%	9/1/50	400	264
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	96
	Kaiser Foundation Hospitals	2.810%	6/1/41	250	188
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	229
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	133
	Kaiser Foundation Hospitals	3.266%	11/1/49	225	169
	Kaiser Foundation Hospitals	3.002%	6/1/51	250	178
	Koninklijke KPN NV	6.875%	3/11/38	100	112
	Koninklijke Philips NV	5.000%	3/15/42	150	138
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	97
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	197
	Laboratory Corp. of America Holdings	1.550%	6/1/26	200	185
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	97
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	113
	Laboratory Corp. of America Holdings	2.700%	6/1/31	200	173
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	180
	Mass General Brigham Inc.	3.192%	7/1/49	150	110
	Mass General Brigham Inc.	3.342%	7/1/60	250	179
	Mayo Clinic	3.774%	11/15/43	75	64
	Mayo Clinic	4.128%	11/15/52	50	45
	Mayo Clinic	3.196%	11/15/61	250	176
	McKesson Corp.	0.900%	12/3/25	500	464
	McKesson Corp.	4.900%	7/15/28	24	24
	McKesson Corp.	5.100%	7/15/33	100	103
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	MedStar Health Inc.	3.626%	8/15/49	75	57
	Medtronic Inc.	4.375%	3/15/35	511	499
	Medtronic Inc.	4.625%	3/15/45	244	238
	Memorial Health Services	3.447%	11/1/49	150	114
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	100	71
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	131
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	22
	Merck & Co. Inc.	2.750%	2/10/25	740	724
	Merck & Co. Inc.	1.700%	6/10/27	400	367
	Merck & Co. Inc.	4.050%	5/17/28	100	100
	Merck & Co. Inc.	3.400%	3/7/29	375	360
	Merck & Co. Inc.	4.300%	5/17/30	133	133
	Merck & Co. Inc.	1.450%	6/24/30	210	176
	Merck & Co. Inc.	2.150%	12/10/31	450	385
	Merck & Co. Inc.	4.500%	5/17/33	265	267
	Merck & Co. Inc.	6.500%	12/1/33	125	147
	Merck & Co. Inc.	3.900%	3/7/39	200	182
	Merck & Co. Inc.	3.600%	9/15/42	100	85
	Merck & Co. Inc.	4.150%	5/18/43	200	184
	Merck & Co. Inc.	4.900%	5/17/44	133	135
	Merck & Co. Inc.	3.700%	2/10/45	525	447
	Merck & Co. Inc.	4.000%	3/7/49	300	265
	Merck & Co. Inc.	2.750%	12/10/51	700	482
	Merck & Co. Inc.	5.000%	5/17/53	265	273
	Merck & Co. Inc.	2.900%	12/10/61	375	251
	Merck & Co. Inc.	5.150%	5/17/63	177	185
	Methodist Hospital	2.705%	12/1/50	300	200
[2]	Montefiore Obligated Group	5.246%	11/1/48	150	109
	Mount Sinai Hospital	3.391%	7/1/50	500	351
	MultiCare Health System	2.803%	8/15/50	250	154
	Mylan Inc.	5.400%	11/29/43	100	87
	Mylan Inc.	5.200%	4/15/48	175	145
	New York and Presbyterian Hospital	4.024%	8/1/45	130	112
	New York and Presbyterian Hospital	4.063%	8/1/56	75	63
	New York and Presbyterian Hospital	2.606%	8/1/60	100	59
	New York and Presbyterian Hospital	3.954%	8/1/19	125	92
	Northwell Healthcare Inc.	3.979%	11/1/46	100	81
	Northwell Healthcare Inc.	4.260%	11/1/47	200	169
	Northwell Healthcare Inc.	3.809%	11/1/49	100	76
	Novant Health Inc.	2.637%	11/1/36	250	193
	Novartis Capital Corp.	3.400%	5/6/24	287	285
	Novartis Capital Corp.	1.750%	2/14/25	200	194
	Novartis Capital Corp.	2.000%	2/14/27	525	492
	Novartis Capital Corp.	3.100%	5/17/27	175	168
	Novartis Capital Corp.	2.200%	8/14/30	410	361
	Novartis Capital Corp.	3.700%	9/21/42	100	87
	Novartis Capital Corp.	4.400%	5/6/44	375	360
	Novartis Capital Corp.	4.000%	11/20/45	225	203
	Novartis Capital Corp.	2.750%	8/14/50	75	54
	NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery	2.667%	10/1/50	10	6
	NYU Langone Hospitals	4.784%	7/1/44	100	94
[2]	NYU Langone Hospitals	4.368%	7/1/47	110	98
	NYU Langone Hospitals	3.380%	7/1/55	200	142
	Ochsner LSU Health System of North Louisiana	2.510%	5/15/31	50	34
[2]	OhioHealth Corp.	3.042%	11/15/50	100	74
	Orlando Health Obligated Group	4.089%	10/1/48	50	42
	PeaceHealth Obligated Group	4.787%	11/15/48	75	66
	PeaceHealth Obligated Group	3.218%	11/15/50	200	130
	Pfizer Inc.	3.600%	9/15/28	200	195
	Pfizer Inc.	3.450%	3/15/29	375	361
	Pfizer Inc.	2.625%	4/1/30	300	271
	Pfizer Inc.	1.700%	5/28/30	225	192
	Pfizer Inc.	1.750%	8/18/31	200	166
	Pfizer Inc.	4.100%	9/15/38	150	138
	Pfizer Inc.	3.900%	3/15/39	125	111
	Pfizer Inc.	7.200%	3/15/39	425	527
	Pfizer Inc.	2.550%	5/28/40	200	147
	Pfizer Inc.	4.300%	6/15/43	125	115
	Pfizer Inc.	4.400%	5/15/44	200	189
	Pfizer Inc.	4.125%	12/15/46	250	222
	Pfizer Inc.	4.200%	9/15/48	350	317
	Pfizer Inc.	4.000%	3/15/49	175	153
	Pfizer Inc.	2.700%	5/28/50	450	313

40

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pfizer Investment Enterprises Pte Ltd.	4.650%	5/19/25	531	530
	Pfizer Investment Enterprises Pte Ltd.	4.450%	5/19/26	531	530
	Pfizer Investment Enterprises Pte Ltd.	4.450%	5/19/28	707	707
	Pfizer Investment Enterprises Pte Ltd.	4.650%	5/19/30	527	531
	Pfizer Investment Enterprises Pte Ltd.	4.750%	5/19/33	884	886
	Pfizer Investment Enterprises Pte Ltd.	5.110%	5/19/43	525	524
	Pfizer Investment Enterprises Pte Ltd.	5.300%	5/19/53	1,061	1,085
	Pfizer Investment Enterprises Pte Ltd.	5.340%	5/19/63	707	715
	Pharmacia LLC	6.600%	12/1/28	175	191
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	47
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	131
	Providence St. Joseph Health Obligated Group	5.403%	10/1/33	200	204
[2]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	58
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	58
	Quest Diagnostics Inc.	3.500%	3/30/25	100	98
	Quest Diagnostics Inc.	3.450%	6/1/26	125	122
	Quest Diagnostics Inc.	4.200%	6/30/29	140	137
	Quest Diagnostics Inc.	2.950%	6/30/30	160	143
	Quest Diagnostics Inc.	2.800%	6/30/31	125	109
	Quest Diagnostics Inc.	5.750%	1/30/40	13	13
	Quest Diagnostics Inc.	4.700%	3/30/45	25	23
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	500	411
	Revvity Inc.	1.900%	9/15/28	250	217
	Revvity Inc.	3.625%	3/15/51	150	108
	Royalty Pharma plc	1.200%	9/2/25	300	280
	Royalty Pharma plc	2.200%	9/2/30	300	252
	Royalty Pharma plc	3.550%	9/2/50	350	249
	Royalty Pharma plc	3.350%	9/2/51	250	170
	Rush Obligated Group	3.922%	11/15/29	75	72
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	83
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	19
	Sanofi SA	3.625%	6/19/28	225	220
	Seattle Children's Hospital	2.719%	10/1/50	200	132
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	553
	Smith & Nephew plc	2.032%	10/14/30	300	248
	SSM Health Care Corp.	3.823%	6/1/27	100	97
	SSM Health Care Corp.	4.894%	6/1/28	200	201
	Stanford Health Care	3.795%	11/15/48	125	104
	Stryker Corp.	1.150%	6/15/25	100	95
	Stryker Corp.	3.375%	11/1/25	140	136
	Stryker Corp.	3.500%	3/15/26	183	178
	Stryker Corp.	3.650%	3/7/28	50	48
	Stryker Corp.	4.100%	4/1/43	75	66
	Stryker Corp.	4.375%	5/15/44	50	46
	Sutter Health	1.321%	8/15/25	500	467
	Sutter Health	3.695%	8/15/28	75	72
	Sutter Health	5.164%	8/15/33	75	76
	Sutter Health	4.091%	8/15/48	75	65
	Sutter Health	3.361%	8/15/50	125	93
	Sutter Health	5.547%	8/15/53	75	80
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	411
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	150	115
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	610	437
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	200	140
	Texas Health Resources	2.328%	11/15/50	300	182
	Thermo Fisher Scientific Inc.	4.953%	8/10/26	100	101
	Thermo Fisher Scientific Inc.	5.000%	12/5/26	200	203
	Thermo Fisher Scientific Inc.	5.000%	1/31/29	200	205
	Thermo Fisher Scientific Inc.	4.977%	8/10/30	150	154
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	1,000	843
	Thermo Fisher Scientific Inc.	5.086%	8/10/33	200	208
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	250	190
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	193
	Trinity Health Corp.	4.125%	12/1/45	85	74
	UnitedHealth Group Inc.	3.750%	7/15/25	400	394
	UnitedHealth Group Inc.	5.150%	10/15/25	200	202
	UnitedHealth Group Inc.	3.100%	3/15/26	225	219
	UnitedHealth Group Inc.	3.450%	1/15/27	175	171
	UnitedHealth Group Inc.	3.375%	4/15/27	350	339
	UnitedHealth Group Inc.	3.700%	5/15/27	120	118
	UnitedHealth Group Inc.	2.950%	10/15/27	150	143
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	5.250%	2/15/28	375	388
	UnitedHealth Group Inc.	3.875%	12/15/28	150	147
	UnitedHealth Group Inc.	4.250%	1/15/29	200	200
	UnitedHealth Group Inc.	2.875%	8/15/29	150	139
	UnitedHealth Group Inc.	5.300%	2/15/30	200	209
	UnitedHealth Group Inc.	2.000%	5/15/30	755	653
	UnitedHealth Group Inc.	2.300%	5/15/31	650	563
	UnitedHealth Group Inc.	4.200%	5/15/32	250	244
	UnitedHealth Group Inc.	5.350%	2/15/33	375	397
	UnitedHealth Group Inc.	4.500%	4/15/33	200	198
	UnitedHealth Group Inc.	4.625%	7/15/35	175	176
	UnitedHealth Group Inc.	6.500%	6/15/37	50	59
	UnitedHealth Group Inc.	6.625%	11/15/37	125	147
	UnitedHealth Group Inc.	6.875%	2/15/38	245	296
	UnitedHealth Group Inc.	3.500%	8/15/39	240	204
	UnitedHealth Group Inc.	2.750%	5/15/40	200	152
	UnitedHealth Group Inc.	5.950%	2/15/41	60	66
	UnitedHealth Group Inc.	3.050%	5/15/41	300	235
	UnitedHealth Group Inc.	4.625%	11/15/41	110	105
	UnitedHealth Group Inc.	4.375%	3/15/42	50	46
	UnitedHealth Group Inc.	3.950%	10/15/42	175	153
	UnitedHealth Group Inc.	4.250%	3/15/43	125	116
	UnitedHealth Group Inc.	4.750%	7/15/45	305	296
	UnitedHealth Group Inc.	4.200%	1/15/47	210	187
	UnitedHealth Group Inc.	4.250%	4/15/47	290	259
	UnitedHealth Group Inc.	4.250%	6/15/48	300	268
	UnitedHealth Group Inc.	4.450%	12/15/48	150	138
	UnitedHealth Group Inc.	3.700%	8/15/49	310	253
	UnitedHealth Group Inc.	3.250%	5/15/51	750	570
	UnitedHealth Group Inc.	5.875%	2/15/53	200	226
	UnitedHealth Group Inc.	5.050%	4/15/53	269	272
	UnitedHealth Group Inc.	3.875%	8/15/59	420	343
	UnitedHealth Group Inc.	3.125%	5/15/60	250	178
	UnitedHealth Group Inc.	6.050%	2/15/63	200	231
	UnitedHealth Group Inc.	5.200%	4/15/63	300	307
	Universal Health Services Inc.	2.650%	10/15/30	300	254
	UPMC	3.600%	4/3/25	125	122
	Utah Acquisition Sub Inc.	3.950%	6/15/26	889	861
	Utah Acquisition Sub Inc.	5.250%	6/15/46	225	188
	Viatris Inc.	1.650%	6/22/25	175	166
	Viatris Inc.	2.300%	6/22/27	175	159
	Viatris Inc.	4.000%	6/22/50	250	176
	WakeMed	3.286%	10/1/52	200	144
[2]	Willis-Knighton Medical Center	4.813%	9/1/48	50	45
	Wyeth LLC	6.500%	2/1/34	150	169
	Wyeth LLC	6.000%	2/15/36	85	94
	Wyeth LLC	5.950%	4/1/37	385	422
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	250	241
	Zimmer Biomet Holdings Inc.	2.600%	11/24/31	200	171
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	51
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	133
	Zoetis Inc.	4.500%	11/13/25	100	99
	Zoetis Inc.	3.000%	9/12/27	150	142
	Zoetis Inc.	3.900%	8/20/28	100	98
	Zoetis Inc.	2.000%	5/15/30	150	129
	Zoetis Inc.	5.600%	11/16/32	250	268
	Zoetis Inc.	4.700%	2/1/43	175	167
	Zoetis Inc.	3.950%	9/12/47	150	128
	Zoetis Inc.	4.450%	8/20/48	75	68
					124,792
Industrials (2.0%)
	3M Co.	2.000%	2/14/25	150	145
	3M Co.	2.650%	4/15/25	100	97
	3M Co.	3.000%	8/7/25	100	97
	3M Co.	2.250%	9/19/26	150	140
	3M Co.	2.875%	10/15/27	125	118
	3M Co.	3.375%	3/1/29	150	140
	3M Co.	2.375%	8/26/29	360	319
	3M Co.	3.125%	9/19/46	75	55
	3M Co.	3.625%	10/15/47	100	76
	3M Co.	4.000%	9/14/48	250	214
	3M Co.	3.250%	8/26/49	300	218
	3M Co.	3.700%	4/15/50	125	99
	Allegion plc	3.500%	10/1/29	75	69
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	166
	American Airlines Class A Series 2021-1 Pass Through Trust	2.875%	1/11/36	128	106
[2]	American Airlines Class AA Series 2015-2 Pass Through Trust	3.600%	3/22/29	35	33
[2]	American Airlines Class AA Series 2016-1 Pass Through Trust	3.575%	7/15/29	100	93
[2]	American Airlines Class AA Series 2016-3 Pass Through Trust	3.000%	4/15/30	101	91

41

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	American Airlines Class AA Series 2017-1 Pass Through Trust	3.650%	8/15/30	34	31
[2]	American Airlines Class AA Series 2019-1 Pass Through Trust	3.150%	8/15/33	41	36
	Amphenol Corp.	2.050%	3/1/25	40	39
	Amphenol Corp.	4.350%	6/1/29	100	100
	Amphenol Corp.	2.800%	2/15/30	275	251
	Amphenol Corp.	2.200%	9/15/31	100	84
	Block Financial LLC	5.250%	10/1/25	100	99
	Block Financial LLC	3.875%	8/15/30	200	183
	BNSF Funding Trust I	6.613%	12/15/55	65	63
	Boeing Co.	2.500%	3/1/25	145	140
	Boeing Co.	4.875%	5/1/25	795	791
	Boeing Co.	2.196%	2/4/26	1,200	1,134
	Boeing Co.	3.100%	5/1/26	100	96
	Boeing Co.	2.250%	6/15/26	50	47
	Boeing Co.	2.700%	2/1/27	195	184
	Boeing Co.	2.800%	3/1/27	50	47
	Boeing Co.	5.040%	5/1/27	360	363
	Boeing Co.	3.250%	3/1/28	100	94
	Boeing Co.	3.450%	11/1/28	250	235
	Boeing Co.	3.200%	3/1/29	200	187
	Boeing Co.	2.950%	2/1/30	190	171
	Boeing Co.	5.150%	5/1/30	695	708
	Boeing Co.	6.125%	2/15/33	75	81
	Boeing Co.	3.600%	5/1/34	350	310
	Boeing Co.	3.250%	2/1/35	190	160
	Boeing Co.	6.625%	2/15/38	50	56
	Boeing Co.	3.550%	3/1/38	50	41
	Boeing Co.	3.500%	3/1/39	75	60
	Boeing Co.	6.875%	3/15/39	100	114
	Boeing Co.	5.875%	2/15/40	75	78
	Boeing Co.	5.705%	5/1/40	740	767
	Boeing Co.	3.375%	6/15/46	75	55
	Boeing Co.	3.650%	3/1/47	55	41
	Boeing Co.	3.625%	3/1/48	75	55
	Boeing Co.	3.850%	11/1/48	60	47
	Boeing Co.	3.900%	5/1/49	150	119
	Boeing Co.	3.750%	2/1/50	250	195
	Boeing Co.	5.805%	5/1/50	530	550
	Boeing Co.	3.825%	3/1/59	200	148
	Boeing Co.	3.950%	8/1/59	75	58
	Boeing Co.	5.930%	5/1/60	735	763
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	98
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	74
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	217
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	140
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	125
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	262
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	231
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	185
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	175	163
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	128
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	99
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	140
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	111
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	72
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	127
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	110
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	375	325
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	176
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	322
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	200	145
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	200	140
	Burlington Northern Santa Fe LLC	5.200%	4/15/54	325	339
	Canadian National Railway Co.	6.250%	8/1/34	75	85
	Canadian National Railway Co.	6.200%	6/1/36	75	84
	Canadian National Railway Co.	6.375%	11/15/37	100	113
	Canadian National Railway Co.	3.200%	8/2/46	100	77
	Canadian National Railway Co.	2.450%	5/1/50	425	279
	Canadian Pacific Railway Co.	2.875%	11/15/29	100	90
	Canadian Pacific Railway Co.	2.050%	3/5/30	200	171
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	114
	Canadian Pacific Railway Co.	2.450%	12/2/31	250	232
	Canadian Pacific Railway Co.	5.950%	5/15/37	80	85
	Canadian Pacific Railway Co.	3.000%	12/2/41	178	159
	Canadian Pacific Railway Co.	4.300%	5/15/43	75	66
	Canadian Pacific Railway Co.	4.950%	8/15/45	125	119
	Canadian Pacific Railway Co.	4.700%	5/1/48	225	205
	Canadian Pacific Railway Co.	3.500%	5/1/50	100	77
	Canadian Pacific Railway Co.	3.100%	12/2/51	500	362
	Canadian Pacific Railway Co.	6.125%	9/15/15	120	134
	Carrier Global Corp.	2.242%	2/15/25	400	387
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Carrier Global Corp.	5.800%	11/30/25	200	203
	Carrier Global Corp.	2.493%	2/15/27	250	235
	Carrier Global Corp.	2.722%	2/15/30	355	318
	Carrier Global Corp.	2.700%	2/15/31	85	74
[5]	Carrier Global Corp.	5.900%	3/15/34	175	189
	Carrier Global Corp.	3.377%	4/5/40	300	242
	Carrier Global Corp.	3.577%	4/5/50	400	314
[5]	Carrier Global Corp.	6.200%	3/15/54	200	232
	Caterpillar Financial Services Corp.	3.250%	12/1/24	277	273
	Caterpillar Financial Services Corp.	4.900%	1/17/25	200	200
	Caterpillar Financial Services Corp.	1.450%	5/15/25	100	96
	Caterpillar Financial Services Corp.	3.650%	8/12/25	300	295
	Caterpillar Financial Services Corp.	0.800%	11/13/25	400	374
	Caterpillar Financial Services Corp.	0.900%	3/2/26	300	278
	Caterpillar Financial Services Corp.	4.350%	5/15/26	200	200
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	95
	Caterpillar Financial Services Corp.	1.150%	9/14/26	200	184
	Caterpillar Financial Services Corp.	1.700%	1/8/27	200	185
	Caterpillar Financial Services Corp.	3.600%	8/12/27	300	293
	Caterpillar Inc.	2.600%	9/19/29	200	184
	Caterpillar Inc.	2.600%	4/9/30	120	109
	Caterpillar Inc.	6.050%	8/15/36	100	113
	Caterpillar Inc.	5.200%	5/27/41	150	159
	Caterpillar Inc.	3.803%	8/15/42	243	214
	Caterpillar Inc.	3.250%	9/19/49	200	158
	Caterpillar Inc.	3.250%	4/9/50	200	159
	Caterpillar Inc.	4.750%	5/15/64	100	97
	Cintas Corp. No. 2	3.700%	4/1/27	175	171
	Cintas Corp. No. 2	4.000%	5/1/32	150	145
	CNH Industrial Capital LLC	1.450%	7/15/26	200	184
	CNH Industrial NV	3.850%	11/15/27	100	97
	CSX Corp.	3.350%	11/1/25	150	146
	CSX Corp.	3.250%	6/1/27	150	145
	CSX Corp.	3.800%	3/1/28	350	344
	CSX Corp.	4.250%	3/15/29	200	200
	CSX Corp.	2.400%	2/15/30	172	152
	CSX Corp.	4.100%	11/15/32	187	182
	CSX Corp.	5.200%	11/15/33	100	104
	CSX Corp.	6.220%	4/30/40	152	171
	CSX Corp.	5.500%	4/15/41	225	235
	CSX Corp.	4.750%	5/30/42	210	201
	CSX Corp.	4.100%	3/15/44	150	131
	CSX Corp.	4.300%	3/1/48	250	223
	CSX Corp.	4.500%	3/15/49	225	205
	CSX Corp.	3.350%	9/15/49	265	201
	CSX Corp.	4.500%	11/15/52	162	151
	CSX Corp.	4.500%	8/1/54	25	23
	CSX Corp.	4.250%	11/1/66	150	128
	CSX Corp.	4.650%	3/1/68	75	69
	Cummins Inc.	0.750%	9/1/25	400	375
	Cummins Inc.	2.600%	9/1/50	200	133
	Deere & Co.	2.750%	4/15/25	100	98
	Deere & Co.	5.375%	10/16/29	125	132
	Deere & Co.	7.125%	3/3/31	100	117
	Deere & Co.	3.900%	6/9/42	250	225
	Deere & Co.	2.875%	9/7/49	200	150
	Deere & Co.	3.750%	4/15/50	175	153
[2,5]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	200	197
[2]	Delta Air Lines Pass Through Trust Class AA Series 2020-1	2.000%	12/10/29	119	105
	Dover Corp.	3.150%	11/15/25	200	194
	Dover Corp.	2.950%	11/4/29	75	68
	Eaton Corp.	3.103%	9/15/27	128	123
	Eaton Corp.	4.150%	3/15/33	236	231
	Eaton Corp.	4.150%	11/2/42	150	138
	Eaton Corp.	4.700%	8/23/52	228	225
	Emerson Electric Co.	2.000%	12/21/28	200	179
	Emerson Electric Co.	1.950%	10/15/30	100	86
	Emerson Electric Co.	2.200%	12/21/31	200	171
	Emerson Electric Co.	2.750%	10/15/50	150	103
	Emerson Electric Co.	2.800%	12/21/51	200	138
	FedEx Corp.	3.250%	4/1/26	100	97
	FedEx Corp.	3.100%	8/5/29	200	185
	FedEx Corp.	4.250%	5/15/30	100	98
	FedEx Corp.	3.900%	2/1/35	200	183
	FedEx Corp.	4.100%	4/15/43	75	64
	FedEx Corp.	4.100%	2/1/45	125	105
	FedEx Corp.	4.750%	11/15/45	250	230
	FedEx Corp.	4.550%	4/1/46	225	202
	FedEx Corp.	4.400%	1/15/47	125	109
	FedEx Corp.	4.050%	2/15/48	200	167
	FedEx Corp.	4.950%	10/17/48	250	237

42

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	FedEx Corp.	5.250%	5/15/50	250	250
[2]	FedEx Corp. Pass Through Trust Class AA Series 2020-1	1.875%	8/20/35	420	350
	Fortive Corp.	3.150%	6/15/26	150	144
	Fortive Corp.	4.300%	6/15/46	100	85
	GE Capital Funding LLC	3.450%	5/15/25	445	435
	GE Capital Funding LLC	4.550%	5/15/32	200	196
	General Dynamics Corp.	3.250%	4/1/25	150	147
	General Dynamics Corp.	3.500%	5/15/25	200	197
	General Dynamics Corp.	3.500%	4/1/27	100	97
	General Dynamics Corp.	2.625%	11/15/27	200	187
	General Dynamics Corp.	3.750%	5/15/28	200	196
	General Dynamics Corp.	3.625%	4/1/30	200	192
	General Dynamics Corp.	4.250%	4/1/40	150	140
	General Dynamics Corp.	3.600%	11/15/42	100	84
	General Electric Co.	5.875%	1/14/38	560	616
	GXO Logistics Inc.	2.650%	7/15/31	250	205
	Hexcel Corp.	4.200%	2/15/27	72	69
	Honeywell International Inc.	1.350%	6/1/25	275	263
	Honeywell International Inc.	2.500%	11/1/26	50	48
	Honeywell International Inc.	1.100%	3/1/27	250	227
	Honeywell International Inc.	4.950%	2/15/28	90	93
	Honeywell International Inc.	4.250%	1/15/29	200	200
	Honeywell International Inc.	2.700%	8/15/29	100	92
	Honeywell International Inc.	1.950%	6/1/30	1,000	869
	Honeywell International Inc.	1.750%	9/1/31	250	209
	Honeywell International Inc.	5.000%	2/15/33	197	206
	Honeywell International Inc.	4.500%	1/15/34	200	201
	Honeywell International Inc.	5.700%	3/15/37	200	219
	Honeywell International Inc.	5.375%	3/1/41	150	160
	Hubbell Inc.	3.350%	3/1/26	75	73
	Hubbell Inc.	3.150%	8/15/27	50	47
	Hubbell Inc.	3.500%	2/15/28	175	168
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	100	95
	Huntington Ingalls Industries Inc.	2.043%	8/16/28	200	176
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	200	190
	IDEX Corp.	3.000%	5/1/30	75	67
	Illinois Tool Works Inc.	2.650%	11/15/26	300	286
	Illinois Tool Works Inc.	4.875%	9/15/41	75	76
	Illinois Tool Works Inc.	3.900%	9/1/42	250	224
	Ingersoll Rand Inc.	5.400%	8/14/28	100	103
	Ingersoll Rand Inc.	5.700%	8/14/33	200	212
	JB Hunt Transport Services Inc.	3.875%	3/1/26	200	196
[2]	JetBlue Pass Through Trust Class A Series 2020-1	4.000%	5/15/34	121	110
[2]	JetBlue Pass Through Trust Class AA Series 2019-1	2.750%	11/15/33	123	103
	John Deere Capital Corp.	2.050%	1/9/25	350	340
	John Deere Capital Corp.	1.250%	1/10/25	500	482
	John Deere Capital Corp.	3.450%	3/13/25	300	295
	John Deere Capital Corp.	5.300%	9/8/25	350	355
	John Deere Capital Corp.	3.400%	9/11/25	75	74
	John Deere Capital Corp.	4.800%	1/9/26	200	201
	John Deere Capital Corp.	0.700%	1/15/26	300	278
	John Deere Capital Corp.	2.650%	6/10/26	100	96
	John Deere Capital Corp.	1.050%	6/17/26	200	184
	John Deere Capital Corp.	5.150%	9/8/26	200	204
	John Deere Capital Corp.	2.250%	9/14/26	125	118
	John Deere Capital Corp.	2.350%	3/8/27	200	188
	John Deere Capital Corp.	2.800%	9/8/27	150	142
	John Deere Capital Corp.	4.150%	9/15/27	200	199
	John Deere Capital Corp.	3.050%	1/6/28	100	95
	John Deere Capital Corp.	4.750%	1/20/28	200	203
	John Deere Capital Corp.	4.950%	7/14/28	200	205
	John Deere Capital Corp.	3.450%	3/7/29	50	48
	John Deere Capital Corp.	2.800%	7/18/29	150	139
	John Deere Capital Corp.	2.450%	1/9/30	325	293
	John Deere Capital Corp.	5.150%	9/8/33	300	316
	Johnson Controls International plc	3.900%	2/14/26	37	36
	Johnson Controls International plc	6.000%	1/15/36	39	42
	Johnson Controls International plc	4.625%	7/2/44	175	158
	Johnson Controls International plc	5.125%	9/14/45	9	9
	Johnson Controls International plc	4.500%	2/15/47	100	90
	Johnson Controls International plc	4.950%	7/2/64	72	66
	Johnson Controls International plc / Tyco Fire & Security Finance SCA	2.000%	9/16/31	200	167
	Johnson Controls International plc / Tyco Fire & Security Finance SCA	4.900%	12/1/32	72	73
	Kennametal Inc.	4.625%	6/15/28	120	117
	Keysight Technologies Inc.	4.600%	4/6/27	125	125
	Keysight Technologies Inc.	3.000%	10/30/29	100	91
	Kirby Corp.	4.200%	3/1/28	300	289
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	L3Harris Technologies Inc.	3.832%	4/27/25	200	197
	L3Harris Technologies Inc.	3.850%	12/15/26	50	49
	L3Harris Technologies Inc.	5.400%	1/15/27	200	204
	L3Harris Technologies Inc.	4.400%	6/15/28	175	173
	L3Harris Technologies Inc.	5.400%	7/31/33	500	520
	L3Harris Technologies Inc.	4.854%	4/27/35	100	99
	L3Harris Technologies Inc.	5.054%	4/27/45	100	99
	L3Harris Technologies Inc.	5.600%	7/31/53	500	534
	Legrand France SA	8.500%	2/15/25	68	71
	Lennox International Inc.	1.700%	8/1/27	50	45
	Lockheed Martin Corp.	3.550%	1/15/26	190	187
	Lockheed Martin Corp.	5.100%	11/15/27	250	258
	Lockheed Martin Corp.	4.450%	5/15/28	100	101
	Lockheed Martin Corp.	3.900%	6/15/32	100	96
	Lockheed Martin Corp.	5.250%	1/15/33	250	265
	Lockheed Martin Corp.	3.600%	3/1/35	150	137
	Lockheed Martin Corp.	4.500%	5/15/36	100	99
	Lockheed Martin Corp.	6.150%	9/1/36	300	340
	Lockheed Martin Corp.	4.070%	12/15/42	270	244
	Lockheed Martin Corp.	3.800%	3/1/45	100	86
	Lockheed Martin Corp.	4.700%	5/15/46	275	270
	Lockheed Martin Corp.	2.800%	6/15/50	175	125
	Lockheed Martin Corp.	4.090%	9/15/52	331	294
	Lockheed Martin Corp.	4.150%	6/15/53	250	224
	Lockheed Martin Corp.	5.700%	11/15/54	250	282
	Lockheed Martin Corp.	5.200%	2/15/55	115	121
	Lockheed Martin Corp.	4.300%	6/15/62	125	112
	Lockheed Martin Corp.	5.900%	11/15/63	134	157
[5]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	350	351
	Nordson Corp.	5.600%	9/15/28	60	62
	Nordson Corp.	5.800%	9/15/33	79	84
	Norfolk Southern Corp.	3.650%	8/1/25	50	49
	Norfolk Southern Corp.	2.900%	6/15/26	310	297
	Norfolk Southern Corp.	7.800%	5/15/27	60	66
	Norfolk Southern Corp.	3.150%	6/1/27	125	120
	Norfolk Southern Corp.	3.800%	8/1/28	113	110
	Norfolk Southern Corp.	2.550%	11/1/29	200	180
	Norfolk Southern Corp.	5.050%	8/1/30	100	103
	Norfolk Southern Corp.	3.000%	3/15/32	200	178
	Norfolk Southern Corp.	4.837%	10/1/41	113	109
	Norfolk Southern Corp.	4.450%	6/15/45	75	67
	Norfolk Southern Corp.	4.650%	1/15/46	75	69
	Norfolk Southern Corp.	4.150%	2/28/48	25	22
	Norfolk Southern Corp.	4.100%	5/15/49	73	62
	Norfolk Southern Corp.	3.400%	11/1/49	75	57
	Norfolk Southern Corp.	3.050%	5/15/50	350	249
	Norfolk Southern Corp.	4.050%	8/15/52	239	202
	Norfolk Southern Corp.	5.350%	8/1/54	200	208
	Norfolk Southern Corp.	3.155%	5/15/55	438	308
	Norfolk Southern Corp.	4.100%	5/15/21	100	76
	Northrop Grumman Corp.	2.930%	1/15/25	275	269
	Northrop Grumman Corp.	3.200%	2/1/27	150	144
	Northrop Grumman Corp.	3.250%	1/15/28	100	96
	Northrop Grumman Corp.	4.400%	5/1/30	290	288
	Northrop Grumman Corp.	4.700%	3/15/33	100	101
	Northrop Grumman Corp.	5.150%	5/1/40	90	91
	Northrop Grumman Corp.	5.050%	11/15/40	150	150
	Northrop Grumman Corp.	4.750%	6/1/43	275	263
	Northrop Grumman Corp.	4.030%	10/15/47	380	327
	Northrop Grumman Corp.	5.250%	5/1/50	310	319
	Northrop Grumman Corp.	4.950%	3/15/53	100	99
	Nvent Finance Sarl	4.550%	4/15/28	100	97
	Oshkosh Corp.	4.600%	5/15/28	185	182
	Oshkosh Corp.	3.100%	3/1/30	60	54
	Otis Worldwide Corp.	2.293%	4/5/27	200	186
	Otis Worldwide Corp.	5.250%	8/16/28	150	154
	Otis Worldwide Corp.	2.565%	2/15/30	300	267
	Otis Worldwide Corp.	3.112%	2/15/40	400	321
	Otis Worldwide Corp.	3.362%	2/15/50	150	116
	PACCAR Financial Corp.	1.800%	2/6/25	60	58
	Parker-Hannifin Corp.	3.250%	3/1/27	125	120
	Parker-Hannifin Corp.	4.250%	9/15/27	215	213
	Parker-Hannifin Corp.	3.250%	6/14/29	75	71
	Parker-Hannifin Corp.	6.250%	5/15/38	150	167
	Parker-Hannifin Corp.	4.450%	11/21/44	200	182
	Parker-Hannifin Corp.	4.000%	6/14/49	215	187
	Precision Castparts Corp.	3.250%	6/15/25	175	171
	Precision Castparts Corp.	4.375%	6/15/45	200	182
	Quanta Services Inc.	2.900%	10/1/30	400	352
[5]	Regal Rexnord Corp.	6.050%	2/15/26	100	101
[5]	Regal Rexnord Corp.	6.050%	4/15/28	250	253

43

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Regal Rexnord Corp.	6.300%	2/15/30	200	206
[5]	Regal Rexnord Corp.	6.400%	4/15/33	225	235
	Republic Services Inc.	0.875%	11/15/25	500	463
	Republic Services Inc.	6.200%	3/1/40	175	196
	Republic Services Inc.	5.700%	5/15/41	100	108
	Rockwell Automation Inc.	3.500%	3/1/29	100	97
	Rockwell Automation Inc.	1.750%	8/15/31	200	165
	Rockwell Automation Inc.	4.200%	3/1/49	125	113
	Rockwell Automation Inc.	2.800%	8/15/61	200	130
	RTX Corp.	3.950%	8/16/25	400	394
	RTX Corp.	3.500%	3/15/27	300	289
	RTX Corp.	3.125%	5/4/27	225	214
	RTX Corp.	7.200%	8/15/27	25	27
	RTX Corp.	4.125%	11/16/28	537	525
	RTX Corp.	2.250%	7/1/30	300	259
	RTX Corp.	1.900%	9/1/31	200	163
	RTX Corp.	2.375%	3/15/32	200	167
	RTX Corp.	5.150%	2/27/33	200	204
	RTX Corp.	6.100%	3/15/34	197	214
	RTX Corp.	5.400%	5/1/35	150	155
	RTX Corp.	6.050%	6/1/36	100	108
	RTX Corp.	6.125%	7/15/38	50	55
	RTX Corp.	4.450%	11/16/38	175	161
	RTX Corp.	4.700%	12/15/41	50	46
	RTX Corp.	4.500%	6/1/42	675	615
	RTX Corp.	4.800%	12/15/43	65	60
	RTX Corp.	4.150%	5/15/45	200	171
	RTX Corp.	3.750%	11/1/46	200	159
	RTX Corp.	4.350%	4/15/47	250	219
	RTX Corp.	4.050%	5/4/47	107	89
	RTX Corp.	4.625%	11/16/48	350	320
	RTX Corp.	3.125%	7/1/50	179	127
	RTX Corp.	2.820%	9/1/51	200	132
	RTX Corp.	3.030%	3/15/52	200	138
	RTX Corp.	5.375%	2/27/53	200	204
	RTX Corp.	6.400%	3/15/54	244	283
	Ryder System Inc.	4.625%	6/1/25	193	192
	Ryder System Inc.	2.900%	12/1/26	100	94
	Ryder System Inc.	5.650%	3/1/28	100	103
	Ryder System Inc.	5.250%	6/1/28	200	203
	Snap-on Inc.	3.250%	3/1/27	50	48
	Snap-on Inc.	4.100%	3/1/48	75	67
	Snap-on Inc.	3.100%	5/1/50	75	57
	Southwest Airlines Co.	5.250%	5/4/25	600	600
	Southwest Airlines Co.	3.000%	11/15/26	100	95
	Southwest Airlines Co.	5.125%	6/15/27	475	477
	Southwest Airlines Co.	3.450%	11/16/27	50	47
	Southwest Airlines Co.	2.625%	2/10/30	100	87
[2]	Spirit Airlines Class A Series 2015-1 Pass Through Trust	4.100%	10/1/29	14	13
	Stanley Black & Decker Inc.	3.400%	3/1/26	100	97
	Stanley Black & Decker Inc.	5.200%	9/1/40	75	73
	Stanley Black & Decker Inc.	4.850%	11/15/48	90	81
	Stanley Black & Decker Inc.	4.000%	3/15/60	400	334
	Textron Inc.	4.000%	3/15/26	200	196
	Textron Inc.	3.650%	3/15/27	250	240
	Textron Inc.	3.900%	9/17/29	225	214
	Textron Inc.	6.100%	11/15/33	50	53
	Timken Co.	4.500%	12/15/28	25	24
	Trane Technologies Financing Ltd.	3.500%	3/21/26	75	73
	Trane Technologies Financing Ltd.	3.800%	3/21/29	225	218
	Trane Technologies Financing Ltd.	5.250%	3/3/33	200	207
	Trane Technologies Financing Ltd.	4.500%	3/21/49	75	70
	Trane Technologies Global Holding Co Ltd.	5.750%	6/15/43	125	134
	Trimble Inc.	4.750%	12/1/24	93	92
	Trimble Inc.	4.900%	6/15/28	50	50
	Tyco Electronics Group SA	3.125%	8/15/27	200	191
	Tyco Electronics Group SA	2.500%	2/4/32	200	173
	Tyco Electronics Group SA	7.125%	10/1/37	125	147
	Union Pacific Corp.	3.250%	1/15/25	206	202
	Union Pacific Corp.	3.750%	7/15/25	560	551
	Union Pacific Corp.	2.750%	3/1/26	75	72
	Union Pacific Corp.	2.150%	2/5/27	513	479
	Union Pacific Corp.	2.400%	2/5/30	200	179
	Union Pacific Corp.	2.800%	2/14/32	100	89
	Union Pacific Corp.	3.375%	2/1/35	100	88
	Union Pacific Corp.	2.891%	4/6/36	500	420
	Union Pacific Corp.	3.600%	9/15/37	90	80
	Union Pacific Corp.	3.250%	2/5/50	200	153
	Union Pacific Corp.	2.950%	3/10/52	250	178
	Union Pacific Corp.	4.950%	9/9/52	110	112
	Union Pacific Corp.	3.500%	2/14/53	600	476
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Union Pacific Corp.	3.875%	2/1/55	100	82
	Union Pacific Corp.	3.950%	8/15/59	100	82
	Union Pacific Corp.	3.839%	3/20/60	386	315
	Union Pacific Corp.	2.973%	9/16/62	325	219
	Union Pacific Corp.	3.799%	4/6/71	535	424
[2]	United Airlines Class A Series 2013-1 Pass Through Trust	4.300%	2/15/27	41	40
[2]	United Airlines Class A Series 2014-1 Pass Through Trust	4.000%	10/11/27	54	51
[2]	United Airlines Class A Series 2016-1 Pass Through Trust	3.450%	1/7/30	34	30
[2]	United Airlines Class A Series 2023-1 Pass Through Trust	5.800%	7/15/37	225	228
[2]	United Airlines Class AA Series 2015-1 Pass Through Trust	3.450%	6/1/29	112	104
[2]	United Airlines Class AA Series 2016-1 Pass Through Trust	3.100%	1/7/30	273	250
[2]	United Airlines Class AA Series 2016-2 Pass Through Trust	2.875%	4/7/30	52	46
[2]	United Airlines Class AA Series 2019-1 Pass Through Trust	4.150%	2/25/33	145	134
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	83	70
[2]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	243	236
[2]	United Airlines Pass Through Trust Class A Series 2020-1	5.875%	4/15/29	446	451
	United Parcel Service Inc.	3.900%	4/1/25	300	297
	United Parcel Service Inc.	2.400%	11/15/26	399	380
	United Parcel Service Inc.	3.400%	3/15/29	100	97
	United Parcel Service Inc.	2.500%	9/1/29	100	91
	United Parcel Service Inc.	4.875%	3/3/33	200	208
	United Parcel Service Inc.	6.200%	1/15/38	173	198
	United Parcel Service Inc.	5.200%	4/1/40	255	265
	United Parcel Service Inc.	4.875%	11/15/40	75	75
	United Parcel Service Inc.	3.625%	10/1/42	100	85
	United Parcel Service Inc.	3.400%	11/15/46	110	88
	United Parcel Service Inc.	4.250%	3/15/49	125	114
	United Parcel Service Inc.	3.400%	9/1/49	200	161
	United Parcel Service Inc.	5.300%	4/1/50	300	319
	United Parcel Service Inc.	5.050%	3/3/53	200	208
	Valmont Industries Inc.	5.000%	10/1/44	150	135
	Valmont Industries Inc.	5.250%	10/1/54	75	67
[5]	Veralto Corp.	5.500%	9/18/26	125	127
[5]	Veralto Corp.	5.350%	9/18/28	125	128
[5]	Veralto Corp.	5.450%	9/18/33	125	130
	Waste Connections Inc.	4.250%	12/1/28	51	51
	Waste Connections Inc.	3.500%	5/1/29	200	191
	Waste Connections Inc.	2.600%	2/1/30	139	125
	Waste Connections Inc.	2.200%	1/15/32	200	167
	Waste Connections Inc.	3.200%	6/1/32	500	450
	Waste Connections Inc.	4.200%	1/15/33	132	128
	Waste Connections Inc.	3.050%	4/1/50	75	54
	Waste Connections Inc.	2.950%	1/15/52	200	141
	Waste Management Inc.	0.750%	11/15/25	100	93
	Waste Management Inc.	3.150%	11/15/27	125	120
	Waste Management Inc.	4.875%	2/15/29	200	205
	Waste Management Inc.	1.500%	3/15/31	200	164
	Waste Management Inc.	4.625%	2/15/33	88	88
	Waste Management Inc.	4.875%	2/15/34	200	204
	Waste Management Inc.	2.950%	6/1/41	200	157
	Waste Management Inc.	2.500%	11/15/50	200	133
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	360	348
	Westinghouse Air Brake Technologies Corp.	4.700%	9/15/28	175	173
	WW Grainger Inc.	1.850%	2/15/25	75	72
	WW Grainger Inc.	3.750%	5/15/46	75	63
	WW Grainger Inc.	4.200%	5/15/47	75	68
	Xylem Inc.	3.250%	11/1/26	100	96
	Xylem Inc.	1.950%	1/30/28	100	91
	Xylem Inc.	2.250%	1/30/31	100	86
	Xylem Inc.	4.375%	11/1/46	100	86
					84,473
Materials (0.8%)
	Air Products and Chemicals Inc.	2.050%	5/15/30	200	175
	Air Products and Chemicals Inc.	2.700%	5/15/40	200	153
	Air Products and Chemicals Inc.	2.800%	5/15/50	200	143
	Albemarle Corp.	5.450%	12/1/44	75	70
	Albemarle Corp.	5.650%	6/1/52	300	279
	Amcor Finance USA Inc.	5.625%	5/26/33	48	50
	Amcor Flexibles North America Inc.	4.000%	5/17/25	91	89

44

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amcor Flexibles North America Inc.	3.100%	9/15/26	50	47
	Amcor Flexibles North America Inc.	2.630%	6/19/30	125	108
	Amcor Flexibles North America Inc.	2.690%	5/25/31	200	173
	AngloGold Ashanti Holdings plc	3.375%	11/1/28	200	180
	AngloGold Ashanti Holdings plc	3.750%	10/1/30	200	174
	ArcelorMittal SA	4.550%	3/11/26	100	98
	ArcelorMittal SA	6.550%	11/29/27	200	210
	ArcelorMittal SA	4.250%	7/16/29	100	97
	ArcelorMittal SA	6.800%	11/29/32	180	195
	ArcelorMittal SA	7.000%	10/15/39	100	108
	ArcelorMittal SA	6.750%	3/1/41	100	106
	Avery Dennison Corp.	4.875%	12/6/28	75	76
	Barrick Gold Corp.	6.450%	10/15/35	75	83
	Barrick North America Finance LLC	5.700%	5/30/41	350	368
	Barrick North America Finance LLC	5.750%	5/1/43	150	160
	Berry Global Inc.	1.570%	1/15/26	400	372
[5]	Berry Global Inc.	5.500%	4/15/28	200	202
	BHP Billiton Finance USA Ltd.	4.875%	2/27/26	200	201
	BHP Billiton Finance USA Ltd.	4.750%	2/28/28	200	202
	BHP Billiton Finance USA Ltd.	5.100%	9/8/28	200	206
	BHP Billiton Finance USA Ltd.	4.900%	2/28/33	200	205
	BHP Billiton Finance USA Ltd.	5.250%	9/8/33	300	311
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	136
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	440	445
	BHP Billiton Finance USA Ltd.	5.500%	9/8/53	140	153
	Cabot Corp.	4.000%	7/1/29	55	52
	Carlisle Cos. Inc.	3.500%	12/1/24	50	49
	Carlisle Cos. Inc.	3.750%	12/1/27	125	120
	Carlisle Cos. Inc.	2.750%	3/1/30	150	133
	Celanese US Holdings LLC	6.050%	3/15/25	82	82
	Celanese US Holdings LLC	6.165%	7/15/27	400	410
	Celanese US Holdings LLC	6.350%	11/15/28	175	183
	Celanese US Holdings LLC	6.330%	7/15/29	200	210
	Celanese US Holdings LLC	6.550%	11/15/30	150	159
	Celanese US Holdings LLC	6.379%	7/15/32	200	212
	Celanese US Holdings LLC	6.700%	11/15/33	150	163
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	279
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	172
	CF Industries Inc.	5.150%	3/15/34	200	198
	CF Industries Inc.	4.950%	6/1/43	150	138
	CF Industries Inc.	5.375%	3/15/44	100	96
	Dow Chemical Co.	4.550%	11/30/25	10	10
	Dow Chemical Co.	4.800%	11/30/28	225	227
	Dow Chemical Co.	2.100%	11/15/30	400	343
	Dow Chemical Co.	4.250%	10/1/34	106	102
	Dow Chemical Co.	9.400%	5/15/39	203	283
	Dow Chemical Co.	5.250%	11/15/41	100	98
	Dow Chemical Co.	4.625%	10/1/44	200	184
	Dow Chemical Co.	5.550%	11/30/48	100	102
	Dow Chemical Co.	6.900%	5/15/53	150	181
	DuPont de Nemours Inc.	4.493%	11/15/25	350	348
	DuPont de Nemours Inc.	4.725%	11/15/28	425	432
	DuPont de Nemours Inc.	5.319%	11/15/38	300	308
	DuPont de Nemours Inc.	5.419%	11/15/48	375	392
	Eastman Chemical Co.	3.800%	3/15/25	200	197
	Eastman Chemical Co.	4.800%	9/1/42	225	205
	Eastman Chemical Co.	4.650%	10/15/44	150	132
	Ecolab Inc.	2.700%	11/1/26	200	192
	Ecolab Inc.	1.650%	2/1/27	100	92
	Ecolab Inc.	3.250%	12/1/27	100	96
	Ecolab Inc.	5.250%	1/15/28	200	207
	Ecolab Inc.	1.300%	1/30/31	500	409
	Ecolab Inc.	2.125%	2/1/32	100	85
	Ecolab Inc.	2.700%	12/15/51	275	188
	Ecolab Inc.	2.750%	8/18/55	100	68
	EIDP Inc.	1.700%	7/15/25	100	95
	EIDP Inc.	4.500%	5/15/26	100	100
	EIDP Inc.	2.300%	7/15/30	100	88
	EIDP Inc.	4.800%	5/15/33	100	101
	FMC Corp.	5.150%	5/18/26	100	100
	FMC Corp.	3.200%	10/1/26	50	47
	FMC Corp.	3.450%	10/1/29	100	91
	FMC Corp.	5.650%	5/18/33	100	99
	FMC Corp.	4.500%	10/1/49	100	79
	FMC Corp.	6.375%	5/18/53	100	102
	Freeport-McMoRan Inc.	5.000%	9/1/27	200	198
	Freeport-McMoRan Inc.	4.125%	3/1/28	100	96
	Freeport-McMoRan Inc.	4.375%	8/1/28	100	96
	Freeport-McMoRan Inc.	5.250%	9/1/29	100	101
	Freeport-McMoRan Inc.	4.250%	3/1/30	100	94
	Freeport-McMoRan Inc.	4.625%	8/1/30	200	196
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Freeport-McMoRan Inc.	5.400%	11/14/34	100	101
	Freeport-McMoRan Inc.	5.450%	3/15/43	300	291
	Georgia-Pacific LLC	7.375%	12/1/25	100	104
	Georgia-Pacific LLC	8.875%	5/15/31	250	312
	Huntsman International LLC	2.950%	6/15/31	100	85
	International Flavors & Fragrances Inc.	4.450%	9/26/28	50	49
	International Flavors & Fragrances Inc.	4.375%	6/1/47	90	69
	International Flavors & Fragrances Inc.	5.000%	9/26/48	100	85
	International Paper Co.	5.000%	9/15/35	100	100
	International Paper Co.	6.000%	11/15/41	100	106
	International Paper Co.	4.800%	6/15/44	300	277
	International Paper Co.	4.400%	8/15/47	200	174
	Kinross Gold Corp.	4.500%	7/15/27	25	24
[5]	Kinross Gold Corp.	6.250%	7/15/33	100	105
	Linde Inc.	2.650%	2/5/25	147	143
	Linde Inc.	4.700%	12/5/25	200	200
	Linde Inc.	1.100%	8/10/30	300	249
	Linde Inc.	3.550%	11/7/42	50	42
	LYB International Finance BV	5.250%	7/15/43	200	191
	LYB International Finance III LLC	1.250%	10/1/25	491	459
	LYB International Finance III LLC	5.625%	5/15/33	52	54
	LYB International Finance III LLC	3.375%	10/1/40	200	154
	LYB International Finance III LLC	4.200%	10/15/49	135	108
	LYB International Finance III LLC	3.625%	4/1/51	280	204
	LyondellBasell Industries NV	4.625%	2/26/55	425	370
	Martin Marietta Materials Inc.	3.450%	6/1/27	50	48
	Martin Marietta Materials Inc.	3.500%	12/15/27	100	96
	Martin Marietta Materials Inc.	2.500%	3/15/30	100	88
	Martin Marietta Materials Inc.	2.400%	7/15/31	150	128
	Martin Marietta Materials Inc.	4.250%	12/15/47	175	154
	Martin Marietta Materials Inc.	3.200%	7/15/51	220	163
	Mosaic Co.	4.050%	11/15/27	200	195
	Mosaic Co.	5.450%	11/15/33	100	102
	Mosaic Co.	4.875%	11/15/41	50	45
	Mosaic Co.	5.625%	11/15/43	100	99
	Newmont Corp.	2.800%	10/1/29	150	137
	Newmont Corp.	2.250%	10/1/30	200	173
	Newmont Corp.	2.600%	7/15/32	100	85
	Newmont Corp.	5.875%	4/1/35	100	108
	Newmont Corp.	6.250%	10/1/39	225	250
	Newmont Corp.	5.450%	6/9/44	200	203
	Nucor Corp.	2.000%	6/1/25	100	96
	Nucor Corp.	3.950%	5/1/28	100	98
	Nucor Corp.	2.700%	6/1/30	100	91
	Nucor Corp.	3.125%	4/1/32	100	90
	Nucor Corp.	6.400%	12/1/37	100	114
	Nucor Corp.	2.979%	12/15/55	300	204
	Nutrien Ltd.	3.000%	4/1/25	250	243
	Nutrien Ltd.	5.950%	11/7/25	200	204
	Nutrien Ltd.	4.000%	12/15/26	50	49
	Nutrien Ltd.	4.900%	3/27/28	200	202
	Nutrien Ltd.	4.125%	3/15/35	250	232
	Nutrien Ltd.	5.625%	12/1/40	275	276
	Nutrien Ltd.	4.900%	6/1/43	50	47
	Nutrien Ltd.	5.250%	1/15/45	191	185
	Nutrien Ltd.	5.000%	4/1/49	100	95
	Nutrien Ltd.	5.800%	3/27/53	45	48
	Owens Corning	3.400%	8/15/26	200	193
	Owens Corning	3.950%	8/15/29	100	95
	Owens Corning	3.875%	6/1/30	50	47
	Owens Corning	4.300%	7/15/47	200	176
	Owens Corning	4.400%	1/30/48	75	65
	Packaging Corp. of America	3.400%	12/15/27	100	95
	Packaging Corp. of America	3.000%	12/15/29	140	127
	Packaging Corp. of America	4.050%	12/15/49	90	74
	Packaging Corp. of America	3.050%	10/1/51	100	70
	PPG Industries Inc.	2.550%	6/15/30	300	261
	Reliance Steel & Aluminum Co.	2.150%	8/15/30	100	85
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	246
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	83
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	350	239
	Rio Tinto Finance USA plc	5.000%	3/9/33	200	207
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	145
	Rio Tinto Finance USA plc	4.125%	8/21/42	250	226
	Rio Tinto Finance USA plc	5.125%	3/9/53	200	208
	Rohm and Haas Co.	7.850%	7/15/29	125	141
	RPM International Inc.	3.750%	3/15/27	50	48
	RPM International Inc.	4.250%	1/15/48	200	166
	Sherwin-Williams Co.	3.450%	8/1/25	225	219
	Sherwin-Williams Co.	4.250%	8/8/25	200	198
	Sherwin-Williams Co.	3.950%	1/15/26	200	197

45

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sherwin-Williams Co.	3.450%	6/1/27	100	97
Sherwin-Williams Co.	2.300%	5/15/30	100	87
Sherwin-Williams Co.	4.000%	12/15/42	100	84
Sherwin-Williams Co.	4.550%	8/1/45	90	81
Sherwin-Williams Co.	4.500%	6/1/47	300	275
Sherwin-Williams Co.	3.300%	5/15/50	100	74
Sonoco Products Co.	2.250%	2/1/27	500	460
Sonoco Products Co.	3.125%	5/1/30	105	95
Southern Copper Corp.	3.875%	4/23/25	50	49
Southern Copper Corp.	7.500%	7/27/35	100	116
Southern Copper Corp.	6.750%	4/16/40	325	363
Southern Copper Corp.	5.250%	11/8/42	300	290
Southern Copper Corp.	5.875%	4/23/45	200	203
Steel Dynamics Inc.	2.400%	6/15/25	100	96
Steel Dynamics Inc.	3.450%	4/15/30	125	115
Steel Dynamics Inc.	3.250%	1/15/31	100	91
Steel Dynamics Inc.	3.250%	10/15/50	100	70
Suzano Austria GmbH	6.000%	1/15/29	400	409
Suzano Austria GmbH	5.000%	1/15/30	200	193
Suzano Austria GmbH	3.750%	1/15/31	200	176
Suzano Austria GmbH	3.125%	1/15/32	125	103
Suzano International Finance BV	4.000%	1/14/25	150	147
Teck Resources Ltd.	3.900%	7/15/30	100	93
Teck Resources Ltd.	6.125%	10/1/35	100	105
Teck Resources Ltd.	6.000%	8/15/40	119	121
Teck Resources Ltd.	5.200%	3/1/42	100	93
Vale Overseas Ltd.	3.750%	7/8/30	100	92
Vale Overseas Ltd.	6.125%	6/12/33	200	207
Vale Overseas Ltd.	8.250%	1/17/34	50	59
Vale Overseas Ltd.	6.875%	11/21/36	310	337
Vale Overseas Ltd.	6.875%	11/10/39	325	353
Vale SA	5.625%	9/11/42	75	73
Vulcan Materials Co.	4.500%	4/1/25	200	198
Vulcan Materials Co.	3.500%	6/1/30	150	140
Vulcan Materials Co.	4.500%	6/15/47	125	113
Westlake Corp.	3.600%	8/15/26	100	97
Westlake Corp.	3.375%	6/15/30	100	91
Westlake Corp.	5.000%	8/15/46	200	183
Westlake Corp.	3.125%	8/15/51	100	66
Westlake Corp.	3.375%	8/15/61	100	65
WestRock MWV LLC	7.950%	2/15/31	250	291
WRKCo Inc.	4.650%	3/15/26	100	99
WRKCo Inc.	3.375%	9/15/27	250	236
WRKCo Inc.	4.900%	3/15/29	200	201
WRKCo Inc.	3.000%	6/15/33	100	86
Yamana Gold Inc.	2.630%	8/15/31	100	84
				33,967
Real Estate (1.0%)
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	254	248
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	176
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	135
Alexandria Real Estate Equities Inc.	1.875%	2/1/33	500	390
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	99
Alexandria Real Estate Equities Inc.	3.000%	5/18/51	500	331
Alexandria Real Estate Equities Inc.	3.550%	3/15/52	200	146
American Homes 4 Rent LP	2.375%	7/15/31	200	165
American Homes 4 Rent LP	3.375%	7/15/51	200	137
American Tower Corp.	2.950%	1/15/25	100	98
American Tower Corp.	4.000%	6/1/25	138	136
American Tower Corp.	1.600%	4/15/26	200	185
American Tower Corp.	1.450%	9/15/26	200	182
American Tower Corp.	3.375%	10/15/26	200	192
American Tower Corp.	2.750%	1/15/27	500	469
American Tower Corp.	3.125%	1/15/27	125	118
American Tower Corp.	3.650%	3/15/27	200	192
American Tower Corp.	1.500%	1/31/28	500	437
American Tower Corp.	3.950%	3/15/29	140	134
American Tower Corp.	3.800%	8/15/29	475	451
American Tower Corp.	2.900%	1/15/30	145	130
American Tower Corp.	2.100%	6/15/30	150	126
American Tower Corp.	2.700%	4/15/31	200	172
American Tower Corp.	2.300%	9/15/31	200	166
American Tower Corp.	4.050%	3/15/32	200	188
American Tower Corp.	3.700%	10/15/49	200	152
American Tower Corp.	3.100%	6/15/50	150	103
AvalonBay Communities Inc.	3.450%	6/1/25	100	98
AvalonBay Communities Inc.	2.950%	5/11/26	150	144
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AvalonBay Communities Inc.	2.900%	10/15/26	50	48
AvalonBay Communities Inc.	3.350%	5/15/27	75	72
AvalonBay Communities Inc.	3.200%	1/15/28	75	71
AvalonBay Communities Inc.	2.050%	1/15/32	300	251
AvalonBay Communities Inc.	3.900%	10/15/46	60	49
AvalonBay Communities Inc.	4.350%	4/15/48	60	51
Boston Properties LP	3.200%	1/15/25	111	108
Boston Properties LP	3.650%	2/1/26	100	96
Boston Properties LP	2.750%	10/1/26	50	46
Boston Properties LP	3.400%	6/21/29	400	360
Boston Properties LP	2.900%	3/15/30	400	343
Boston Properties LP	2.450%	10/1/33	400	305
Boston Properties LP	6.500%	1/15/34	50	53
Brixmor Operating Partnership LP	3.850%	2/1/25	125	122
Brixmor Operating Partnership LP	4.125%	6/15/26	200	194
Brixmor Operating Partnership LP	3.900%	3/15/27	75	71
Brixmor Operating Partnership LP	4.125%	5/15/29	533	507
Brixmor Operating Partnership LP	4.050%	7/1/30	250	235
Camden Property Trust	3.150%	7/1/29	50	46
Camden Property Trust	2.800%	5/15/30	265	238
Camden Property Trust	3.350%	11/1/49	120	90
CBRE Services Inc.	4.875%	3/1/26	125	125
CBRE Services Inc.	2.500%	4/1/31	200	169
CBRE Services Inc.	5.950%	8/15/34	200	210
Corporate Office Properties LP	2.000%	1/15/29	350	291
Crown Castle Inc.	1.350%	7/15/25	100	94
Crown Castle Inc.	4.450%	2/15/26	250	246
Crown Castle Inc.	3.700%	6/15/26	175	169
Crown Castle Inc.	2.900%	3/15/27	200	187
Crown Castle Inc.	3.650%	9/1/27	325	309
Crown Castle Inc.	3.800%	2/15/28	425	404
Crown Castle Inc.	4.800%	9/1/28	200	197
Crown Castle Inc.	3.100%	11/15/29	100	90
Crown Castle Inc.	3.300%	7/1/30	115	103
Crown Castle Inc.	2.250%	1/15/31	200	166
Crown Castle Inc.	2.500%	7/15/31	200	167
Crown Castle Inc.	5.100%	5/1/33	200	198
Crown Castle Inc.	2.900%	4/1/41	500	358
Crown Castle Inc.	4.750%	5/15/47	95	82
Crown Castle Inc.	5.200%	2/15/49	75	71
Crown Castle Inc.	4.150%	7/1/50	100	81
Crown Castle Inc.	3.250%	1/15/51	200	140
CubeSmart LP	4.000%	11/15/25	50	49
CubeSmart LP	3.125%	9/1/26	100	95
CubeSmart LP	2.250%	12/15/28	200	177
CubeSmart LP	4.375%	2/15/29	50	49
CubeSmart LP	2.000%	2/15/31	75	61
CubeSmart LP	2.500%	2/15/32	200	166
Digital Realty Trust LP	4.450%	7/15/28	370	362
Digital Realty Trust LP	3.600%	7/1/29	175	164
EPR Properties	4.500%	6/1/27	141	133
EPR Properties	3.600%	11/15/31	375	311
Equinix Inc.	1.250%	7/15/25	100	94
Equinix Inc.	1.000%	9/15/25	500	467
Equinix Inc.	1.450%	5/15/26	200	185
Equinix Inc.	2.900%	11/18/26	100	95
Equinix Inc.	1.800%	7/15/27	100	91
Equinix Inc.	1.550%	3/15/28	500	439
Equinix Inc.	3.200%	11/18/29	450	414
Equinix Inc.	2.150%	7/15/30	250	212
Equinix Inc.	2.500%	5/15/31	200	170
Equinix Inc.	3.000%	7/15/50	100	68
ERP Operating LP	3.375%	6/1/25	125	122
ERP Operating LP	2.850%	11/1/26	50	47
ERP Operating LP	3.500%	3/1/28	100	96
ERP Operating LP	4.150%	12/1/28	70	69
ERP Operating LP	3.000%	7/1/29	75	69
ERP Operating LP	2.500%	2/15/30	150	133
ERP Operating LP	4.500%	7/1/44	150	133
ERP Operating LP	4.500%	6/1/45	25	21
ERP Operating LP	4.000%	8/1/47	100	80
Essex Portfolio LP	3.500%	4/1/25	166	162
Essex Portfolio LP	3.375%	4/15/26	345	333
Essex Portfolio LP	3.625%	5/1/27	100	95
Essex Portfolio LP	4.000%	3/1/29	100	95
Essex Portfolio LP	3.000%	1/15/30	110	98
Essex Portfolio LP	2.650%	3/15/32	105	88
Essex Portfolio LP	4.500%	3/15/48	120	103
Extra Space Storage LP	3.500%	7/1/26	125	120
Extra Space Storage LP	3.875%	12/15/27	150	144
Extra Space Storage LP	5.700%	4/1/28	200	205
Extra Space Storage LP	4.000%	6/15/29	25	24
Extra Space Storage LP	5.500%	7/1/30	500	511

46

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Extra Space Storage LP	5.900%	1/15/31	100	105
Extra Space Storage LP	2.400%	10/15/31	200	165
Extra Space Storage LP	2.350%	3/15/32	100	82
Federal Realty OP LP	3.250%	7/15/27	50	47
Federal Realty OP LP	3.200%	6/15/29	25	23
Federal Realty OP LP	4.500%	12/1/44	150	125
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	199
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	174
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	25
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	274
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	160
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/31	200	180
Healthcare Realty Holdings LP	3.500%	8/1/26	130	124
Healthcare Realty Holdings LP	2.000%	3/15/31	250	201
Healthpeak OP LLC	3.400%	2/1/25	81	79
Healthpeak OP LLC	3.250%	7/15/26	25	24
Healthpeak OP LLC	3.500%	7/15/29	125	117
Healthpeak OP LLC	3.000%	1/15/30	200	178
Healthpeak OP LLC	5.250%	12/15/32	100	101
Healthpeak OP LLC	6.750%	2/1/41	100	112
Highwoods Realty LP	2.600%	2/1/31	250	195
Host Hotels & Resorts LP	2.900%	12/15/31	275	231
Hudson Pacific Properties LP	3.950%	11/1/27	100	84
Hudson Pacific Properties LP	4.650%	4/1/29	25	20
Hudson Pacific Properties LP	3.250%	1/15/30	60	45
Invitation Homes Operating Partnership LP	2.300%	11/15/28	200	178
Invitation Homes Operating Partnership LP	5.450%	8/15/30	32	32
Invitation Homes Operating Partnership LP	5.500%	8/15/33	80	80
Invitation Homes Operating Partnership LP	2.700%	1/15/34	200	160
Kilroy Realty LP	3.450%	12/15/24	50	49
Kilroy Realty LP	4.750%	12/15/28	50	48
Kilroy Realty LP	4.250%	8/15/29	104	96
Kilroy Realty LP	3.050%	2/15/30	200	170
Kilroy Realty LP	2.650%	11/15/33	250	190
Kimco Realty OP LLC	2.800%	10/1/26	125	118
Kimco Realty OP LLC	3.800%	4/1/27	75	72
Kimco Realty OP LLC	1.900%	3/1/28	500	441
Kimco Realty OP LLC	2.700%	10/1/30	100	87
Kimco Realty OP LLC	3.200%	4/1/32	200	174
Kimco Realty OP LLC	4.600%	2/1/33	200	193
Kimco Realty OP LLC	4.125%	12/1/46	50	39
Kimco Realty OP LLC	4.450%	9/1/47	50	42
Kite Realty Group LP	4.000%	10/1/26	200	189
LXP Industrial Trust	2.375%	10/1/31	200	161
Mid-America Apartments LP	3.600%	6/1/27	250	241
Mid-America Apartments LP	2.750%	3/15/30	150	131
Mid-America Apartments LP	1.700%	2/15/31	150	122
NNN REIT Inc.	3.500%	10/15/27	350	331
NNN REIT Inc.	4.300%	10/15/28	25	24
NNN REIT Inc.	2.500%	4/15/30	75	65
NNN REIT Inc.	5.600%	10/15/33	150	155
NNN REIT Inc.	4.800%	10/15/48	50	44
NNN REIT Inc.	3.100%	4/15/50	50	33
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	221
Omega Healthcare Investors Inc.	3.375%	2/1/31	250	212
Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	250	204
Physicians Realty LP	4.300%	3/15/27	100	97
Physicians Realty LP	3.950%	1/15/28	100	95
Physicians Realty LP	2.625%	11/1/31	500	412
Piedmont Operating Partnership LP	9.250%	7/20/28	100	106
Prologis LP	3.250%	6/30/26	175	169
Prologis LP	2.125%	4/15/27	105	97
Prologis LP	3.375%	12/15/27	160	153
Prologis LP	4.875%	6/15/28	100	101
Prologis LP	3.875%	9/15/28	100	97
Prologis LP	4.000%	9/15/28	50	49
Prologis LP	4.375%	2/1/29	200	198
Prologis LP	2.875%	11/15/29	70	64
Prologis LP	2.250%	4/15/30	155	136
Prologis LP	1.750%	7/1/30	200	168
Prologis LP	1.250%	10/15/30	350	283
Prologis LP	2.250%	1/15/32	100	84
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Prologis LP	4.750%	6/15/33	100	101
Prologis LP	5.125%	1/15/34	127	131
Prologis LP	4.375%	9/15/48	75	67
Prologis LP	3.000%	4/15/50	140	101
Prologis LP	5.250%	6/15/53	200	209
Public Storage Operating Co.	1.500%	11/9/26	225	207
Public Storage Operating Co.	3.094%	9/15/27	100	95
Public Storage Operating Co.	1.950%	11/9/28	225	201
Public Storage Operating Co.	5.125%	1/15/29	100	103
Public Storage Operating Co.	3.385%	5/1/29	100	96
Public Storage Operating Co.	2.250%	11/9/31	225	192
Public Storage Operating Co.	5.350%	8/1/53	150	157
Realty Income Corp.	3.875%	4/15/25	225	221
Realty Income Corp.	4.625%	11/1/25	75	75
Realty Income Corp.	4.125%	10/15/26	125	123
Realty Income Corp.	3.000%	1/15/27	150	142
Realty Income Corp.	3.950%	8/15/27	450	438
Realty Income Corp.	3.650%	1/15/28	190	182
Realty Income Corp.	3.100%	12/15/29	150	138
Realty Income Corp.	1.800%	3/15/33	500	389
Realty Income Corp.	4.650%	3/15/47	175	164
Regency Centers LP	3.600%	2/1/27	25	24
Regency Centers LP	4.125%	3/15/28	75	72
Regency Centers LP	2.950%	9/15/29	100	90
Regency Centers LP	4.400%	2/1/47	200	166
Regency Centers LP	4.650%	3/15/49	75	64
Rexford Industrial Realty LP	2.150%	9/1/31	200	160
Sabra Health Care LP	5.125%	8/15/26	25	25
Sabra Health Care LP	3.900%	10/15/29	150	136
Sabra Health Care LP	3.200%	12/1/31	100	82
Safehold GL Holdings LLC	2.850%	1/15/32	200	163
Simon Property Group LP	3.500%	9/1/25	300	293
Simon Property Group LP	3.300%	1/15/26	195	189
Simon Property Group LP	1.375%	1/15/27	500	456
Simon Property Group LP	1.750%	2/1/28	250	225
Simon Property Group LP	2.650%	7/15/30	200	177
Simon Property Group LP	2.200%	2/1/31	250	210
Simon Property Group LP	2.250%	1/15/32	500	416
Simon Property Group LP	2.650%	2/1/32	100	85
Simon Property Group LP	6.250%	1/15/34	85	93
Simon Property Group LP	4.250%	11/30/46	100	84
Simon Property Group LP	3.250%	9/13/49	200	145
Simon Property Group LP	3.800%	7/15/50	200	158
Simon Property Group LP	5.850%	3/8/53	89	95
Simon Property Group LP	6.650%	1/15/54	85	100
SITE Centers Corp.	4.250%	2/1/26	70	68
Spirit Realty LP	3.200%	1/15/27	80	76
Spirit Realty LP	2.100%	3/15/28	300	266
Spirit Realty LP	4.000%	7/15/29	60	57
Spirit Realty LP	3.400%	1/15/30	80	73
STORE Capital Corp.	4.500%	3/15/28	75	70
STORE Capital Corp.	4.625%	3/15/29	100	92
Sun Communities Operating LP	2.300%	11/1/28	200	175
Sun Communities Operating LP	4.200%	4/15/32	200	183
Tanger Properties LP	3.125%	9/1/26	175	164
Tanger Properties LP	3.875%	7/15/27	50	46
UDR Inc.	2.950%	9/1/26	150	142
UDR Inc.	3.500%	7/1/27	150	143
UDR Inc.	3.500%	1/15/28	250	235
UDR Inc.	3.200%	1/15/30	60	55
UDR Inc.	3.000%	8/15/31	65	57
UDR Inc.	1.900%	3/15/33	200	153
UDR Inc.	3.100%	11/1/34	65	54
Ventas Realty LP	2.650%	1/15/25	75	73
Ventas Realty LP	4.125%	1/15/26	75	73
Ventas Realty LP	3.250%	10/15/26	75	71
Ventas Realty LP	3.850%	4/1/27	50	48
Ventas Realty LP	4.000%	3/1/28	125	119
Ventas Realty LP	3.000%	1/15/30	100	88
Ventas Realty LP	4.750%	11/15/30	200	195
Ventas Realty LP	4.875%	4/15/49	80	70
VICI Properties LP	4.750%	2/15/28	200	197
VICI Properties LP	4.950%	2/15/30	200	194
VICI Properties LP	5.125%	5/15/32	200	195
VICI Properties LP	5.625%	5/15/52	100	96
Welltower OP LLC	3.625%	3/15/24	195	194
Welltower OP LLC	4.000%	6/1/25	380	373
Welltower OP LLC	4.250%	4/1/26	150	148
Welltower OP LLC	2.700%	2/15/27	300	282
Welltower OP LLC	4.250%	4/15/28	125	123
Welltower OP LLC	4.125%	3/15/29	250	241
Welltower OP LLC	2.750%	1/15/31	250	218
Welltower OP LLC	2.750%	1/15/32	200	170

47

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Welltower OP LLC	6.500%	3/15/41	25	28
	Welltower OP LLC	4.950%	9/1/48	75	71
	Weyerhaeuser Co.	4.750%	5/15/26	51	51
	Weyerhaeuser Co.	4.000%	11/15/29	150	143
	Weyerhaeuser Co.	4.000%	4/15/30	200	191
	Weyerhaeuser Co.	7.375%	3/15/32	29	34
	Weyerhaeuser Co.	3.375%	3/9/33	200	178
	WP Carey Inc.	4.000%	2/1/25	50	49
	WP Carey Inc.	4.250%	10/1/26	75	73
	WP Carey Inc.	2.250%	4/1/33	200	156
					42,635
Technology (2.4%)
	Adobe Inc.	1.900%	2/1/25	20	19
	Adobe Inc.	3.250%	2/1/25	175	172
	Adobe Inc.	2.150%	2/1/27	180	169
	Adobe Inc.	2.300%	2/1/30	225	202
	Amdocs Ltd.	2.538%	6/15/30	200	172
	Analog Devices Inc.	2.950%	4/1/25	85	83
	Analog Devices Inc.	3.500%	12/5/26	200	196
	Analog Devices Inc.	3.450%	6/15/27	100	97
	Analog Devices Inc.	1.700%	10/1/28	200	178
	Analog Devices Inc.	2.800%	10/1/41	200	149
	Analog Devices Inc.	2.950%	10/1/51	400	287
	Apple Inc.	2.750%	1/13/25	275	269
	Apple Inc.	1.125%	5/11/25	900	858
	Apple Inc.	0.550%	8/20/25	500	470
	Apple Inc.	0.700%	2/8/26	500	463
	Apple Inc.	3.250%	2/23/26	705	688
	Apple Inc.	2.450%	8/4/26	450	429
	Apple Inc.	3.350%	2/9/27	500	487
	Apple Inc.	3.200%	5/11/27	775	751
	Apple Inc.	2.900%	9/12/27	555	531
	Apple Inc.	1.200%	2/8/28	500	445
	Apple Inc.	4.000%	5/10/28	1,000	997
	Apple Inc.	1.400%	8/5/28	475	421
	Apple Inc.	2.200%	9/11/29	430	389
	Apple Inc.	4.150%	5/10/30	88	88
	Apple Inc.	1.250%	8/20/30	500	415
	Apple Inc.	1.650%	2/8/31	500	422
	Apple Inc.	1.700%	8/5/31	200	167
	Apple Inc.	4.300%	5/10/33	177	180
	Apple Inc.	4.500%	2/23/36	225	230
	Apple Inc.	2.375%	2/8/41	500	367
	Apple Inc.	3.850%	5/4/43	450	401
	Apple Inc.	4.450%	5/6/44	200	195
	Apple Inc.	3.450%	2/9/45	225	188
	Apple Inc.	4.375%	5/13/45	400	380
	Apple Inc.	4.650%	2/23/46	910	898
	Apple Inc.	3.850%	8/4/46	375	327
	Apple Inc.	3.750%	11/13/47	450	385
	Apple Inc.	2.650%	5/11/50	515	355
	Apple Inc.	2.650%	2/8/51	600	412
	Apple Inc.	4.850%	5/10/53	221	225
	Apple Inc.	2.550%	8/20/60	300	198
	Apple Inc.	2.800%	2/8/61	600	409
	Apple Inc.	2.850%	8/5/61	275	188
	Applied Materials Inc.	3.900%	10/1/25	145	143
	Applied Materials Inc.	3.300%	4/1/27	225	218
	Applied Materials Inc.	1.750%	6/1/30	200	170
	Applied Materials Inc.	5.100%	10/1/35	100	105
	Applied Materials Inc.	5.850%	6/15/41	125	138
	Applied Materials Inc.	4.350%	4/1/47	175	165
	Applied Materials Inc.	2.750%	6/1/50	200	145
	Arrow Electronics Inc.	4.000%	4/1/25	50	49
	Arrow Electronics Inc.	3.875%	1/12/28	100	95
	Autodesk Inc.	4.375%	6/15/25	100	99
	Autodesk Inc.	3.500%	6/15/27	75	73
	Autodesk Inc.	2.850%	1/15/30	75	68
	Autodesk Inc.	2.400%	12/15/31	200	171
	Automatic Data Processing Inc.	3.375%	9/15/25	200	196
	Automatic Data Processing Inc.	1.700%	5/15/28	200	180
	Automatic Data Processing Inc.	1.250%	9/1/30	400	333
	Avnet Inc.	4.625%	4/15/26	100	99
	Avnet Inc.	6.250%	3/15/28	100	104
	Booz Allen Hamilton Inc.	5.950%	8/4/33	150	158
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	725	708
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	150	144
	Broadcom Inc.	3.150%	11/15/25	278	269
[5]	Broadcom Inc.	1.950%	2/15/28	157	141
	Broadcom Inc.	4.110%	9/15/28	428	418
[5]	Broadcom Inc.	4.000%	4/15/29	200	193
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Broadcom Inc.	4.750%	4/15/29	300	301
	Broadcom Inc.	5.000%	4/15/30	250	254
	Broadcom Inc.	4.150%	11/15/30	600	573
[5]	Broadcom Inc.	2.450%	2/15/31	500	428
	Broadcom Inc.	4.300%	11/15/32	400	384
[5]	Broadcom Inc.	3.419%	4/15/33	652	573
[5]	Broadcom Inc.	3.469%	4/15/34	436	380
[5]	Broadcom Inc.	3.187%	11/15/36	50	41
[5]	Broadcom Inc.	4.926%	5/15/37	550	532
[5]	Broadcom Inc.	3.500%	2/15/41	700	556
[5]	Broadcom Inc.	3.750%	2/15/51	500	394
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	96
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	67
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	200	171
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	100	98
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	100	96
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	100	91
	CGI Inc.	1.450%	9/14/26	300	272
	CGI Inc.	2.300%	9/14/31	100	81
	Cisco Systems Inc.	2.950%	2/28/26	100	97
	Cisco Systems Inc.	2.500%	9/20/26	225	215
	Cisco Systems Inc.	5.900%	2/15/39	400	444
	Concentrix Corp.	6.650%	8/2/26	250	256
	Concentrix Corp.	6.600%	8/2/28	250	258
	Concentrix Corp.	6.850%	8/2/33	258	265
	Corning Inc.	5.750%	8/15/40	195	200
	Corning Inc.	3.900%	11/15/49	100	81
	Corning Inc.	4.375%	11/15/57	300	262
	Corning Inc.	5.450%	11/15/79	200	193
	Dell Inc.	7.100%	4/15/28	30	32
	Dell Inc.	6.500%	4/15/38	100	107
	Dell International LLC / EMC Corp.	5.850%	7/15/25	200	202
	Dell International LLC / EMC Corp.	6.020%	6/15/26	973	996
	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	250
	Dell International LLC / EMC Corp.	6.100%	7/15/27	100	104
	Dell International LLC / EMC Corp.	5.250%	2/1/28	200	205
	Dell International LLC / EMC Corp.	5.300%	10/1/29	300	309
	Dell International LLC / EMC Corp.	6.200%	7/15/30	62	67
	Dell International LLC / EMC Corp.	5.750%	2/1/33	50	53
	Dell International LLC / EMC Corp.	8.100%	7/15/36	173	213
	Dell International LLC / EMC Corp.	3.375%	12/15/41	200	151
	Dell International LLC / EMC Corp.	8.350%	7/15/46	105	138
	Dell International LLC / EMC Corp.	3.450%	12/15/51	300	217
	DXC Technology Co.	1.800%	9/15/26	200	182
	DXC Technology Co.	2.375%	9/15/28	200	175
	Equifax Inc.	2.600%	12/1/24	75	73
	Equifax Inc.	2.600%	12/15/25	100	95
	Equifax Inc.	5.100%	6/1/28	400	404
	Equifax Inc.	3.100%	5/15/30	120	108
	Equifax Inc.	2.350%	9/15/31	200	166
	FactSet Research Systems Inc.	3.450%	3/1/32	100	90
	Fidelity National Information Services Inc.	1.150%	3/1/26	500	462
	Fidelity National Information Services Inc.	1.650%	3/1/28	200	178
	Fidelity National Information Services Inc.	3.750%	5/21/29	100	96
	Fidelity National Information Services Inc.	2.250%	3/1/31	300	254
	Fidelity National Information Services Inc.	3.100%	3/1/41	200	149
	Fiserv Inc.	3.200%	7/1/26	700	674
	Fiserv Inc.	2.250%	6/1/27	300	278
	Fiserv Inc.	4.200%	10/1/28	200	196
	Fiserv Inc.	3.500%	7/1/29	600	565
	Fiserv Inc.	2.650%	6/1/30	200	176
	Fiserv Inc.	5.625%	8/21/33	94	98
	Fiserv Inc.	4.400%	7/1/49	415	367
	Flex Ltd.	4.750%	6/15/25	26	26
	Flex Ltd.	4.875%	6/15/29	50	49
	Global Payments Inc.	2.650%	2/15/25	337	327
	Global Payments Inc.	4.800%	4/1/26	150	149
	Global Payments Inc.	2.150%	1/15/27	200	184
	Global Payments Inc.	3.200%	8/15/29	310	281
	Global Payments Inc.	2.900%	5/15/30	200	176
	Global Payments Inc.	2.900%	11/15/31	200	171
	Global Payments Inc.	5.400%	8/15/32	200	202
	Global Payments Inc.	4.150%	8/15/49	200	159
	Global Payments Inc.	5.950%	8/15/52	75	77
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	498
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	150	140
	Hewlett Packard Enterprise Co.	5.250%	7/1/28	200	205
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	165
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	275	297

48

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HP Inc.	2.200%	6/17/25	300	287
HP Inc.	1.450%	6/17/26	200	184
HP Inc.	3.000%	6/17/27	350	331
HP Inc.	4.750%	1/15/28	200	200
HP Inc.	4.000%	4/15/29	200	194
HP Inc.	3.400%	6/17/30	500	457
HP Inc.	2.650%	6/17/31	200	171
HP Inc.	4.200%	4/15/32	200	190
HP Inc.	5.500%	1/15/33	200	205
HP Inc.	6.000%	9/15/41	200	211
Intel Corp.	3.400%	3/25/25	300	295
Intel Corp.	3.700%	7/29/25	450	443
Intel Corp.	2.600%	5/19/26	210	201
Intel Corp.	3.750%	8/5/27	200	196
Intel Corp.	4.875%	2/10/28	310	315
Intel Corp.	1.600%	8/12/28	200	177
Intel Corp.	2.450%	11/15/29	375	338
Intel Corp.	3.900%	3/25/30	345	334
Intel Corp.	2.000%	8/12/31	250	211
Intel Corp.	4.150%	8/5/32	200	196
Intel Corp.	4.000%	12/15/32	150	145
Intel Corp.	5.200%	2/10/33	396	414
Intel Corp.	4.600%	3/25/40	150	146
Intel Corp.	2.800%	8/12/41	200	150
Intel Corp.	4.800%	10/1/41	162	158
Intel Corp.	4.250%	12/15/42	150	135
Intel Corp.	4.100%	5/19/46	250	220
Intel Corp.	4.100%	5/11/47	200	174
Intel Corp.	3.734%	12/8/47	674	549
Intel Corp.	3.250%	11/15/49	300	223
Intel Corp.	4.750%	3/25/50	400	379
Intel Corp.	3.050%	8/12/51	250	177
Intel Corp.	5.700%	2/10/53	481	521
Intel Corp.	3.100%	2/15/60	300	207
Intel Corp.	3.200%	8/12/61	200	138
Intel Corp.	5.050%	8/5/62	300	297
Intel Corp.	5.900%	2/10/63	200	223
International Business Machines Corp.	7.000%	10/30/25	300	313
International Business Machines Corp.	4.500%	2/6/26	200	199
International Business Machines Corp.	3.450%	2/19/26	285	278
International Business Machines Corp.	3.300%	5/15/26	700	680
International Business Machines Corp.	1.700%	5/15/27	265	242
International Business Machines Corp.	6.220%	8/1/27	75	79
International Business Machines Corp.	6.500%	1/15/28	75	80
International Business Machines Corp.	4.500%	2/6/28	200	201
International Business Machines Corp.	3.500%	5/15/29	750	716
International Business Machines Corp.	1.950%	5/15/30	265	228
International Business Machines Corp.	4.750%	2/6/33	200	203
International Business Machines Corp.	4.150%	5/15/39	400	363
International Business Machines Corp.	5.600%	11/30/39	48	51
International Business Machines Corp.	2.850%	5/15/40	165	123
International Business Machines Corp.	4.000%	6/20/42	358	312
International Business Machines Corp.	4.250%	5/15/49	500	439
International Business Machines Corp.	2.950%	5/15/50	165	114
International Business Machines Corp.	3.430%	2/9/52	100	75
International Business Machines Corp.	5.100%	2/6/53	300	302
Intuit Inc.	0.950%	7/15/25	100	94
Intuit Inc.	1.350%	7/15/27	100	90
Intuit Inc.	1.650%	7/15/30	100	84
Intuit Inc.	5.200%	9/15/33	200	210
Intuit Inc.	5.500%	9/15/53	275	302
Jabil Inc.	3.950%	1/12/28	100	95
Jabil Inc.	3.600%	1/15/30	100	90
Jabil Inc.	3.000%	1/15/31	150	130
Juniper Networks Inc.	3.750%	8/15/29	200	190
Juniper Networks Inc.	5.950%	3/15/41	25	26
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	KLA Corp.	4.100%	3/15/29	150	149
	KLA Corp.	4.650%	7/15/32	200	204
	KLA Corp.	5.000%	3/15/49	75	75
	KLA Corp.	3.300%	3/1/50	150	115
	KLA Corp.	4.950%	7/15/52	200	202
	KLA Corp.	5.250%	7/15/62	200	208
	Kyndryl Holdings Inc.	2.050%	10/15/26	100	91
	Kyndryl Holdings Inc.	2.700%	10/15/28	100	88
	Kyndryl Holdings Inc.	3.150%	10/15/31	100	84
	Kyndryl Holdings Inc.	4.100%	10/15/41	100	75
	Lam Research Corp.	3.800%	3/15/25	145	143
	Lam Research Corp.	3.750%	3/15/26	150	147
	Lam Research Corp.	4.000%	3/15/29	150	148
	Lam Research Corp.	1.900%	6/15/30	295	254
	Lam Research Corp.	4.875%	3/15/49	125	125
	Lam Research Corp.	2.875%	6/15/50	150	107
	Lam Research Corp.	3.125%	6/15/60	100	69
	Leidos Inc.	3.625%	5/15/25	100	98
	Leidos Inc.	4.375%	5/15/30	150	144
	Leidos Inc.	2.300%	2/15/31	200	167
	Marvell Technology Inc.	2.450%	4/15/28	100	90
	Marvell Technology Inc.	4.875%	6/22/28	100	100
	Marvell Technology Inc.	2.950%	4/15/31	100	87
	Mastercard Inc.	2.000%	3/3/25	400	388
	Mastercard Inc.	2.950%	11/21/26	100	96
	Mastercard Inc.	3.300%	3/26/27	200	194
	Mastercard Inc.	4.875%	3/9/28	200	206
	Mastercard Inc.	2.950%	6/1/29	275	259
	Mastercard Inc.	3.350%	3/26/30	300	286
	Mastercard Inc.	2.000%	11/18/31	200	169
	Mastercard Inc.	3.950%	2/26/48	100	90
	Mastercard Inc.	3.650%	6/1/49	250	211
	Mastercard Inc.	3.850%	3/26/50	200	175
	Microchip Technology Inc.	4.250%	9/1/25	200	197
	Micron Technology Inc.	4.975%	2/6/26	100	100
	Micron Technology Inc.	4.185%	2/15/27	200	196
	Micron Technology Inc.	5.375%	4/15/28	200	204
	Micron Technology Inc.	5.327%	2/6/29	150	153
	Micron Technology Inc.	6.750%	11/1/29	75	81
	Micron Technology Inc.	4.663%	2/15/30	100	98
	Micron Technology Inc.	5.875%	2/9/33	235	245
	Micron Technology Inc.	5.875%	9/15/33	200	208
	Micron Technology Inc.	3.366%	11/1/41	100	75
	Micron Technology Inc.	3.477%	11/1/51	100	73
	Microsoft Corp.	3.125%	11/3/25	632	617
	Microsoft Corp.	2.400%	8/8/26	805	768
[5]	Microsoft Corp.	3.400%	9/15/26	160	156
	Microsoft Corp.	3.300%	2/6/27	675	658
[5]	Microsoft Corp.	1.350%	9/15/30	150	125
	Microsoft Corp.	3.500%	2/12/35	325	308
	Microsoft Corp.	3.450%	8/8/36	425	391
	Microsoft Corp.	4.100%	2/6/37	250	246
	Microsoft Corp.	3.700%	8/8/46	1,226	1,076
[5]	Microsoft Corp.	4.500%	6/15/47	200	196
	Microsoft Corp.	2.525%	6/1/50	1,478	1,011
[5]	Microsoft Corp.	2.500%	9/15/50	300	203
	Microsoft Corp.	2.921%	3/17/52	964	710
	Microsoft Corp.	2.675%	6/1/60	594	399
	Microsoft Corp.	3.041%	3/17/62	656	474
	Moody's Corp.	3.250%	1/15/28	200	191
	Moody's Corp.	2.000%	8/19/31	500	416
	Moody's Corp.	2.750%	8/19/41	200	146
	Moody's Corp.	4.875%	12/17/48	125	118
	Moody's Corp.	3.250%	5/20/50	100	74
	Moody's Corp.	3.750%	2/25/52	100	82
	Moody's Corp.	3.100%	11/29/61	200	136
	Motorola Solutions Inc.	4.600%	2/23/28	125	124
	Motorola Solutions Inc.	5.500%	9/1/44	75	75
	NetApp Inc.	1.875%	6/22/25	150	143
	NetApp Inc.	2.375%	6/22/27	100	93
	NetApp Inc.	2.700%	6/22/30	200	177
	Nokia OYJ	6.625%	5/15/39	90	89
	NVIDIA Corp.	3.200%	9/16/26	200	195
	NVIDIA Corp.	1.550%	6/15/28	250	224
	NVIDIA Corp.	2.850%	4/1/30	300	278
	NVIDIA Corp.	2.000%	6/15/31	250	214
	NVIDIA Corp.	3.500%	4/1/40	200	174
	NVIDIA Corp.	3.500%	4/1/50	405	338
	NVIDIA Corp.	3.700%	4/1/60	113	95
	NXP BV / NXP Funding LLC	5.350%	3/1/26	100	100
	NXP BV / NXP Funding LLC	5.550%	12/1/28	75	77
	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	437

49

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	200	184
NXP BV / NXP Funding LLC / NXP USA Inc.	2.500%	5/11/31	200	170
NXP BV / NXP Funding LLC / NXP USA Inc.	2.650%	2/15/32	412	347
NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	5/11/41	200	153
NXP BV / NXP Funding LLC / NXP USA Inc.	3.125%	2/15/42	100	75
NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	11/30/51	100	72
Oracle Corp.	2.500%	4/1/25	919	890
Oracle Corp.	1.650%	3/25/26	725	676
Oracle Corp.	2.650%	7/15/26	561	532
Oracle Corp.	2.800%	4/1/27	500	472
Oracle Corp.	2.300%	3/25/28	500	455
Oracle Corp.	4.500%	5/6/28	35	35
Oracle Corp.	6.150%	11/9/29	225	242
Oracle Corp.	2.950%	4/1/30	550	496
Oracle Corp.	4.650%	5/6/30	100	100
Oracle Corp.	2.875%	3/25/31	900	797
Oracle Corp.	6.250%	11/9/32	225	245
Oracle Corp.	4.300%	7/8/34	325	303
Oracle Corp.	3.900%	5/15/35	150	134
Oracle Corp.	3.850%	7/15/36	250	218
Oracle Corp.	3.800%	11/15/37	525	447
Oracle Corp.	6.125%	7/8/39	250	266
Oracle Corp.	3.600%	4/1/40	605	484
Oracle Corp.	5.375%	7/15/40	400	394
Oracle Corp.	3.650%	3/25/41	300	239
Oracle Corp.	4.500%	7/8/44	250	218
Oracle Corp.	4.125%	5/15/45	425	348
Oracle Corp.	4.000%	7/15/46	575	461
Oracle Corp.	4.000%	11/15/47	475	378
Oracle Corp.	3.600%	4/1/50	920	681
Oracle Corp.	3.950%	3/25/51	600	472
Oracle Corp.	6.900%	11/9/52	355	416
Oracle Corp.	5.550%	2/6/53	400	401
Oracle Corp.	4.375%	5/15/55	150	125
Oracle Corp.	3.850%	4/1/60	200	146
Oracle Corp.	4.100%	3/25/61	300	229
PayPal Holdings Inc.	1.650%	6/1/25	200	191
PayPal Holdings Inc.	2.650%	10/1/26	300	285
PayPal Holdings Inc.	2.850%	10/1/29	400	366
PayPal Holdings Inc.	2.300%	6/1/30	200	175
PayPal Holdings Inc.	4.400%	6/1/32	200	199
PayPal Holdings Inc.	3.250%	6/1/50	310	233
Qorvo Inc.	1.750%	12/15/24	100	96
Qorvo Inc.	4.375%	10/15/29	200	191
QUALCOMM Inc.	3.450%	5/20/25	200	197
QUALCOMM Inc.	3.250%	5/20/27	400	387
QUALCOMM Inc.	1.300%	5/20/28	378	335
QUALCOMM Inc.	1.650%	5/20/32	414	337
QUALCOMM Inc.	5.400%	5/20/33	200	216
QUALCOMM Inc.	4.650%	5/20/35	200	205
QUALCOMM Inc.	4.800%	5/20/45	275	273
QUALCOMM Inc.	4.300%	5/20/47	350	321
QUALCOMM Inc.	3.250%	5/20/50	200	156
QUALCOMM Inc.	4.500%	5/20/52	200	187
QUALCOMM Inc.	6.000%	5/20/53	200	231
RELX Capital Inc.	4.000%	3/18/29	100	98
RELX Capital Inc.	3.000%	5/22/30	150	138
RELX Capital Inc.	4.750%	5/20/32	100	101
Roper Technologies Inc.	1.000%	9/15/25	500	467
Roper Technologies Inc.	3.850%	12/15/25	100	98
Roper Technologies Inc.	3.800%	12/15/26	145	142
Roper Technologies Inc.	1.400%	9/15/27	500	447
Roper Technologies Inc.	4.200%	9/15/28	175	172
Roper Technologies Inc.	2.950%	9/15/29	125	115
Roper Technologies Inc.	2.000%	6/30/30	125	106
S&P Global Inc.	2.450%	3/1/27	250	236
S&P Global Inc.	4.750%	8/1/28	140	142
S&P Global Inc.	2.700%	3/1/29	250	231
S&P Global Inc.	4.250%	5/1/29	100	100
S&P Global Inc.	2.500%	12/1/29	125	113
S&P Global Inc.	1.250%	8/15/30	200	164
S&P Global Inc.	2.900%	3/1/32	300	268
S&P Global Inc.	3.250%	12/1/49	150	113
S&P Global Inc.	3.700%	3/1/52	200	166
S&P Global Inc.	2.300%	8/15/60	100	60
S&P Global Inc.	3.900%	3/1/62	100	84
Salesforce Inc.	3.700%	4/11/28	325	319
Salesforce Inc.	1.500%	7/15/28	200	178
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Salesforce Inc.	1.950%	7/15/31	300	256
Salesforce Inc.	2.700%	7/15/41	250	191
Salesforce Inc.	2.900%	7/15/51	400	286
Salesforce Inc.	3.050%	7/15/61	250	176
ServiceNow Inc.	1.400%	9/1/30	400	329
Skyworks Solutions Inc.	1.800%	6/1/26	200	186
Teledyne FLIR LLC	2.500%	8/1/30	100	86
Teledyne Technologies Inc.	2.750%	4/1/31	300	261
Texas Instruments Inc.	1.375%	3/12/25	200	192
Texas Instruments Inc.	1.125%	9/15/26	200	184
Texas Instruments Inc.	2.900%	11/3/27	94	90
Texas Instruments Inc.	2.250%	9/4/29	100	90
Texas Instruments Inc.	1.750%	5/4/30	210	182
Texas Instruments Inc.	1.900%	9/15/31	150	128
Texas Instruments Inc.	4.900%	3/14/33	200	208
Texas Instruments Inc.	3.875%	3/15/39	142	131
Texas Instruments Inc.	4.150%	5/15/48	300	273
Texas Instruments Inc.	5.000%	3/14/53	200	205
Texas Instruments Inc.	5.050%	5/18/63	212	217
Thomson Reuters Corp.	5.500%	8/15/35	75	77
Thomson Reuters Corp.	5.850%	4/15/40	100	104
Thomson Reuters Corp.	5.650%	11/23/43	100	100
TSMC Arizona Corp.	1.750%	10/25/26	400	369
TSMC Arizona Corp.	3.875%	4/22/27	200	196
TSMC Arizona Corp.	2.500%	10/25/31	200	171
TSMC Arizona Corp.	4.250%	4/22/32	200	196
TSMC Arizona Corp.	3.125%	10/25/41	200	162
TSMC Arizona Corp.	3.250%	10/25/51	200	157
TSMC Arizona Corp.	4.500%	4/22/52	200	198
Verisk Analytics Inc.	4.000%	6/15/25	150	148
Verisk Analytics Inc.	4.125%	3/15/29	400	391
Verisk Analytics Inc.	5.500%	6/15/45	50	49
Verisk Analytics Inc.	3.625%	5/15/50	100	76
Visa Inc.	3.150%	12/14/25	925	903
Visa Inc.	1.900%	4/15/27	200	186
Visa Inc.	0.750%	8/15/27	500	442
Visa Inc.	2.750%	9/15/27	150	143
Visa Inc.	1.100%	2/15/31	400	325
Visa Inc.	4.150%	12/14/35	325	319
Visa Inc.	2.700%	4/15/40	200	155
Visa Inc.	4.300%	12/14/45	725	676
Visa Inc.	3.650%	9/15/47	100	84
Visa Inc.	2.000%	8/15/50	300	186
VMware LLC	4.500%	5/15/25	200	198
VMware LLC	4.650%	5/15/27	100	99
VMware LLC	3.900%	8/21/27	300	291
VMware LLC	1.800%	8/15/28	200	176
VMware LLC	4.700%	5/15/30	500	493
VMware LLC	2.200%	8/15/31	300	248
Western Digital Corp.	2.850%	2/1/29	200	172
Western Union Co.	2.850%	1/10/25	108	105
Western Union Co.	1.350%	3/15/26	200	184
Western Union Co.	6.200%	11/17/36	100	104
Western Union Co.	6.200%	6/21/40	35	35
Workday Inc.	3.500%	4/1/27	200	193
Workday Inc.	3.700%	4/1/29	200	192
Workday Inc.	3.800%	4/1/32	200	186
Xilinx Inc.	2.375%	6/1/30	200	177
				105,515
Utilities (2.3%)
AEP Texas Inc.	3.950%	6/1/28	100	96
AEP Texas Inc.	2.100%	7/1/30	200	168
AEP Texas Inc.	3.800%	10/1/47	50	38
AEP Texas Inc.	3.450%	1/15/50	50	36
AEP Texas Inc.	5.250%	5/15/52	89	86
AEP Transmission Co. LLC	4.000%	12/1/46	75	63
AEP Transmission Co. LLC	3.750%	12/1/47	100	80
AEP Transmission Co. LLC	3.800%	6/15/49	70	56
AEP Transmission Co. LLC	3.150%	9/15/49	70	50
AEP Transmission Co. LLC	3.650%	4/1/50	150	118
AEP Transmission Co. LLC	4.500%	6/15/52	400	363
AES Corp.	1.375%	1/15/26	300	278
AES Corp.	5.450%	6/1/28	200	203
AES Corp.	2.450%	1/15/31	300	252
Alabama Power Co.	1.450%	9/15/30	500	405
Alabama Power Co.	3.940%	9/1/32	331	315
Alabama Power Co.	6.125%	5/15/38	50	54
Alabama Power Co.	3.850%	12/1/42	25	21
Alabama Power Co.	4.150%	8/15/44	75	65
Alabama Power Co.	3.750%	3/1/45	150	122
Alabama Power Co.	4.300%	1/2/46	250	219
Alabama Power Co.	3.700%	12/1/47	100	80
Alabama Power Co.	4.300%	7/15/48	100	87

50

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Alabama Power Co.	3.450%	10/1/49	108	82
Alabama Power Co.	3.125%	7/15/51	107	77
Alabama Power Co.	3.000%	3/15/52	200	140
Ameren Corp.	3.650%	2/15/26	80	78
Ameren Corp.	5.700%	12/1/26	200	205
Ameren Corp.	1.950%	3/15/27	200	183
Ameren Corp.	3.500%	1/15/31	100	91
Ameren Illinois Co.	3.800%	5/15/28	75	73
Ameren Illinois Co.	4.950%	6/1/33	125	127
Ameren Illinois Co.	3.700%	12/1/47	150	123
Ameren Illinois Co.	3.250%	3/15/50	60	44
American Electric Power Co. Inc.	3.200%	11/13/27	75	71
American Electric Power Co. Inc.	4.300%	12/1/28	150	147
American Electric Power Co. Inc.	5.200%	1/15/29	200	203
American Electric Power Co. Inc.	5.625%	3/1/33	200	208
American Electric Power Co. Inc.	3.250%	3/1/50	71	51
American Electric Power Co. Inc.	3.875%	2/15/62	150	127
American Water Capital Corp.	3.400%	3/1/25	125	122
American Water Capital Corp.	2.950%	9/1/27	325	307
American Water Capital Corp.	3.450%	6/1/29	125	118
American Water Capital Corp.	2.800%	5/1/30	100	90
American Water Capital Corp.	4.450%	6/1/32	250	248
American Water Capital Corp.	6.593%	10/15/37	150	174
American Water Capital Corp.	4.300%	9/1/45	100	88
American Water Capital Corp.	3.750%	9/1/47	100	82
American Water Capital Corp.	4.200%	9/1/48	100	87
American Water Capital Corp.	4.150%	6/1/49	125	108
American Water Capital Corp.	3.450%	5/1/50	100	77
American Water Capital Corp.	3.250%	6/1/51	98	72
Appalachian Power Co.	3.300%	6/1/27	500	475
Appalachian Power Co.	4.500%	3/1/49	71	60
Appalachian Power Co.	3.700%	5/1/50	100	75
Arizona Public Service Co.	3.150%	5/15/25	100	97
Arizona Public Service Co.	2.950%	9/15/27	50	47
Arizona Public Service Co.	4.500%	4/1/42	225	197
Arizona Public Service Co.	4.350%	11/15/45	125	105
Arizona Public Service Co.	3.750%	5/15/46	125	95
Arizona Public Service Co.	4.250%	3/1/49	100	81
Arizona Public Service Co.	3.500%	12/1/49	60	43
Atmos Energy Corp.	3.000%	6/15/27	100	95
Atmos Energy Corp.	2.625%	9/15/29	50	46
Atmos Energy Corp.	5.900%	11/15/33	100	109
Atmos Energy Corp.	5.500%	6/15/41	200	209
Atmos Energy Corp.	4.150%	1/15/43	100	90
Atmos Energy Corp.	4.125%	10/15/44	50	44
Atmos Energy Corp.	3.375%	9/15/49	400	305
Atmos Energy Corp.	2.850%	2/15/52	200	136
Avangrid Inc.	3.150%	12/1/24	230	225
Avangrid Inc.	3.800%	6/1/29	195	184
Avista Corp.	4.350%	6/1/48	75	63
Avista Corp.	4.000%	4/1/52	72	57
Baltimore Gas and Electric Co.	2.400%	8/15/26	334	315
Baltimore Gas and Electric Co.	2.250%	6/15/31	100	85
Baltimore Gas and Electric Co.	3.500%	8/15/46	100	77
Baltimore Gas and Electric Co.	3.750%	8/15/47	250	200
Baltimore Gas and Electric Co.	4.250%	9/15/48	50	43
Baltimore Gas and Electric Co.	3.200%	9/15/49	80	58
Baltimore Gas and Electric Co.	2.900%	6/15/50	100	69
Baltimore Gas and Electric Co.	5.400%	6/1/53	200	207
Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	98
Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	119
Berkshire Hathaway Energy Co.	3.700%	7/15/30	700	663
Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	108
Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	240
Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	148
Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	139
Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	40
Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	175
Berkshire Hathaway Energy Co.	4.250%	10/15/50	200	170
Berkshire Hathaway Energy Co.	4.600%	5/1/53	200	179
Black Hills Corp.	3.950%	1/15/26	75	73
Black Hills Corp.	3.150%	1/15/27	75	71
Black Hills Corp.	3.050%	10/15/29	70	63
Black Hills Corp.	4.350%	5/1/33	75	69
Black Hills Corp.	4.200%	9/15/46	50	40
Black Hills Corp.	3.875%	10/15/49	70	52
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	283
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	58
CenterPoint Energy Houston Electric LLC	4.950%	4/1/33	106	108
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	125	115
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	64
CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	132
CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	100	70
CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	200	152
CenterPoint Energy Houston Electric LLC	4.850%	10/1/52	56	55
CenterPoint Energy Inc.	1.450%	6/1/26	200	184
CenterPoint Energy Inc.	4.250%	11/1/28	21	20
CenterPoint Energy Inc.	2.950%	3/1/30	80	71
CenterPoint Energy Inc.	2.650%	6/1/31	200	171
CenterPoint Energy Inc.	3.700%	9/1/49	50	38
CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	97
CenterPoint Energy Resources Corp.	1.750%	10/1/30	100	83
CenterPoint Energy Resources Corp.	5.400%	3/1/33	147	153
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	263
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	42
Cleco Corporate Holdings LLC	3.743%	5/1/26	100	96
Cleco Corporate Holdings LLC	4.973%	5/1/46	125	105
Cleveland Electric Illuminating Co.	5.950%	12/15/36	275	281
CMS Energy Corp.	3.000%	5/15/26	75	72
CMS Energy Corp.	3.450%	8/15/27	50	48
CMS Energy Corp.	4.875%	3/1/44	75	71
CMS Energy Corp.	4.750%	6/1/50	100	91
Commonwealth Edison Co.	2.550%	6/15/26	223	212
Commonwealth Edison Co.	2.950%	8/15/27	75	71
Commonwealth Edison Co.	2.200%	3/1/30	50	43
Commonwealth Edison Co.	5.900%	3/15/36	150	162
Commonwealth Edison Co.	6.450%	1/15/38	175	194
Commonwealth Edison Co.	4.600%	8/15/43	75	70
Commonwealth Edison Co.	4.700%	1/15/44	175	163
Commonwealth Edison Co.	3.700%	3/1/45	75	61
Commonwealth Edison Co.	3.650%	6/15/46	175	139
Commonwealth Edison Co.	3.750%	8/15/47	100	81
Commonwealth Edison Co.	4.000%	3/1/48	150	127
Commonwealth Edison Co.	4.000%	3/1/49	125	105
Commonwealth Edison Co.	3.000%	3/1/50	200	139
Commonwealth Edison Co.	3.850%	3/15/52	200	162
Connecticut Light and Power Co.	0.750%	12/1/25	500	463
Connecticut Light and Power Co.	3.200%	3/15/27	50	48
Connecticut Light and Power Co.	4.300%	4/15/44	150	133
Connecticut Light and Power Co.	4.000%	4/1/48	160	137
Connecticut Light and Power Co.	5.250%	1/15/53	200	204
Consolidated Edison Co. of New York Inc.	2.400%	6/15/31	600	519
Consolidated Edison Co. of New York Inc.	5.200%	3/1/33	76	79
Consolidated Edison Co. of New York Inc.	5.500%	3/15/34	200	210
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	204
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	290
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	81
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	106
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	180
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	335
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	118
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	61
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	336
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	250	209
Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	200	227
Consolidated Edison Co. of New York Inc.	5.900%	11/15/53	200	221
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	62
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	104

51

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Constellation Energy Generation LLC	5.600%	3/1/28	46	47
Constellation Energy Generation LLC	5.800%	3/1/33	34	36
Constellation Energy Generation LLC	6.125%	1/15/34	200	214
Constellation Energy Generation LLC	6.250%	10/1/39	360	386
Constellation Energy Generation LLC	5.750%	10/1/41	75	75
Constellation Energy Generation LLC	5.600%	6/15/42	155	155
Constellation Energy Generation LLC	6.500%	10/1/53	200	226
Consumers Energy Co.	3.800%	11/15/28	75	72
Consumers Energy Co.	3.600%	8/15/32	19	18
Consumers Energy Co.	4.625%	5/15/33	200	200
Consumers Energy Co.	3.950%	5/15/43	75	64
Consumers Energy Co.	3.250%	8/15/46	50	40
Consumers Energy Co.	3.950%	7/15/47	50	42
Consumers Energy Co.	4.050%	5/15/48	125	109
Consumers Energy Co.	4.350%	4/15/49	80	72
Consumers Energy Co.	3.100%	8/15/50	80	59
Consumers Energy Co.	3.500%	8/1/51	400	314
Consumers Energy Co.	4.200%	9/1/52	84	74
Consumers Energy Co.	2.500%	5/1/60	59	36
Delmarva Power & Light Co.	4.150%	5/15/45	100	84
Dominion Energy Inc.	3.900%	10/1/25	125	123
Dominion Energy Inc.	1.450%	4/15/26	200	185
Dominion Energy Inc.	2.850%	8/15/26	379	357
Dominion Energy Inc.	4.250%	6/1/28	125	123
Dominion Energy Inc.	3.375%	4/1/30	125	115
Dominion Energy Inc.	2.250%	8/15/31	250	207
Dominion Energy Inc.	4.350%	8/15/32	56	54
Dominion Energy Inc.	5.375%	11/15/32	200	205
Dominion Energy Inc.	6.300%	3/15/33	75	80
Dominion Energy Inc.	5.950%	6/15/35	225	237
Dominion Energy Inc.	4.900%	8/1/41	280	259
Dominion Energy Inc.	4.050%	9/15/42	300	244
Dominion Energy South Carolina Inc.	2.300%	12/1/31	100	84
Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	57
Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	136
Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	76
Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	69
DTE Electric Co.	3.375%	3/1/25	150	147
DTE Electric Co.	2.250%	3/1/30	450	395
DTE Electric Co.	2.625%	3/1/31	100	88
DTE Electric Co.	3.000%	3/1/32	250	222
DTE Electric Co.	4.000%	4/1/43	225	193
DTE Electric Co.	3.700%	6/1/46	50	40
DTE Electric Co.	3.750%	8/15/47	100	80
DTE Electric Co.	3.950%	3/1/49	128	108
DTE Electric Co.	2.950%	3/1/50	150	105
DTE Electric Co.	3.650%	3/1/52	250	198
DTE Energy Co.	1.050%	6/1/25	500	471
DTE Energy Co.	2.850%	10/1/26	300	284
DTE Energy Co.	4.875%	6/1/28	200	202
DTE Energy Co.	3.400%	6/15/29	94	88
DTE Energy Co.	2.950%	3/1/30	60	53
Duke Energy Carolinas LLC	2.950%	12/1/26	100	97
Duke Energy Carolinas LLC	3.950%	11/15/28	125	123
Duke Energy Carolinas LLC	6.000%	12/1/28	125	132
Duke Energy Carolinas LLC	2.450%	8/15/29	200	179
Duke Energy Carolinas LLC	2.450%	2/1/30	100	89
Duke Energy Carolinas LLC	2.550%	4/15/31	200	174
Duke Energy Carolinas LLC	4.950%	1/15/33	175	178
Duke Energy Carolinas LLC	6.100%	6/1/37	100	108
Duke Energy Carolinas LLC	6.000%	1/15/38	25	27
Duke Energy Carolinas LLC	6.050%	4/15/38	25	27
Duke Energy Carolinas LLC	5.300%	2/15/40	150	152
Duke Energy Carolinas LLC	4.000%	9/30/42	175	150
Duke Energy Carolinas LLC	3.875%	3/15/46	100	81
Duke Energy Carolinas LLC	3.700%	12/1/47	100	79
Duke Energy Carolinas LLC	3.200%	8/15/49	400	292
Duke Energy Carolinas LLC	3.550%	3/15/52	200	153
Duke Energy Carolinas LLC	5.350%	1/15/53	160	164
Duke Energy Corp.	2.650%	9/1/26	80	76
Duke Energy Corp.	3.150%	8/15/27	140	132
Duke Energy Corp.	4.300%	3/15/28	200	197
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Corp.	2.450%	6/1/30	100	87
	Duke Energy Corp.	2.550%	6/15/31	200	171
	Duke Energy Corp.	5.750%	9/15/33	100	106
	Duke Energy Corp.	4.800%	12/15/45	125	114
	Duke Energy Corp.	3.750%	9/1/46	280	217
	Duke Energy Corp.	4.200%	6/15/49	115	94
	Duke Energy Corp.	3.500%	6/15/51	140	103
	Duke Energy Corp.	5.000%	8/15/52	250	234
	Duke Energy Corp.	6.100%	9/15/53	150	163
	Duke Energy Corp.	3.250%	1/15/82	200	157
	Duke Energy Florida LLC	3.800%	7/15/28	100	97
	Duke Energy Florida LLC	2.500%	12/1/29	425	379
	Duke Energy Florida LLC	1.750%	6/15/30	100	84
	Duke Energy Florida LLC	2.400%	12/15/31	200	169
	Duke Energy Florida LLC	5.875%	11/15/33	100	108
	Duke Energy Florida LLC	6.350%	9/15/37	225	250
	Duke Energy Florida LLC	6.400%	6/15/38	200	224
	Duke Energy Florida LLC	3.850%	11/15/42	200	165
	Duke Energy Florida LLC	3.400%	10/1/46	100	75
	Duke Energy Florida LLC	4.200%	7/15/48	200	173
	Duke Energy Florida LLC	6.200%	11/15/53	150	172
[2]	Duke Energy Florida Project Finance LLC	2.538%	9/1/31	86	80
	Duke Energy Indiana LLC	6.350%	8/15/38	740	823
	Duke Energy Indiana LLC	3.750%	5/15/46	225	180
	Duke Energy Ohio Inc.	2.125%	6/1/30	100	85
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	20
	Duke Energy Progress LLC	3.700%	9/1/28	175	170
	Duke Energy Progress LLC	3.450%	3/15/29	125	119
	Duke Energy Progress LLC	2.000%	8/15/31	200	165
	Duke Energy Progress LLC	5.250%	3/15/33	200	207
	Duke Energy Progress LLC	4.375%	3/30/44	300	266
	Duke Energy Progress LLC	4.150%	12/1/44	100	85
	Duke Energy Progress LLC	3.700%	10/15/46	50	39
	Duke Energy Progress LLC	3.600%	9/15/47	100	77
	Duke Energy Progress LLC	2.900%	8/15/51	434	293
	Duke Energy Progress LLC	5.350%	3/15/53	200	203
	Duke Energy Progress NC Storm Funding LLC	1.295%	7/1/30	78	71
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	100	81
	Duke Energy Progress NC Storm Funding LLC	2.799%	7/1/43	100	75
	Edison International	5.750%	6/15/27	25	26
	El Paso Electric Co.	6.000%	5/15/35	250	254
	El Paso Electric Co.	5.000%	12/1/44	75	63
	Emera US Finance LP	3.550%	6/15/26	150	144
	Emera US Finance LP	4.750%	6/15/46	245	202
	Enel Chile SA	4.875%	6/12/28	125	123
	Entergy Arkansas LLC	3.500%	4/1/26	50	49
	Entergy Arkansas LLC	2.650%	6/15/51	500	315
	Entergy Corp.	2.950%	9/1/26	200	190
	Entergy Corp.	2.800%	6/15/30	100	88
	Entergy Corp.	3.750%	6/15/50	300	226
	Entergy Louisiana LLC	2.400%	10/1/26	75	70
	Entergy Louisiana LLC	3.120%	9/1/27	100	94
	Entergy Louisiana LLC	3.050%	6/1/31	100	88
	Entergy Louisiana LLC	4.000%	3/15/33	150	140
	Entergy Louisiana LLC	4.950%	1/15/45	150	139
	Entergy Louisiana LLC	4.200%	9/1/48	167	140
	Entergy Louisiana LLC	4.200%	4/1/50	100	85
	Entergy Louisiana LLC	2.900%	3/15/51	121	81
	Entergy Mississippi LLC	2.850%	6/1/28	125	116
	Entergy Texas Inc.	1.750%	3/15/31	500	409
	Essential Utilities Inc.	3.566%	5/1/29	75	70
	Essential Utilities Inc.	2.704%	4/15/30	100	88
	Essential Utilities Inc.	4.276%	5/1/49	85	71
	Essential Utilities Inc.	3.351%	4/15/50	200	142
	Evergy Inc.	2.900%	9/15/29	150	136
	Evergy Kansas Central Inc.	2.550%	7/1/26	150	142
	Evergy Kansas Central Inc.	3.100%	4/1/27	100	95
	Evergy Kansas Central Inc.	4.125%	3/1/42	200	172
	Evergy Kansas Central Inc.	4.100%	4/1/43	100	84
	Evergy Kansas Central Inc.	4.250%	12/1/45	25	21
	Evergy Kansas Central Inc.	3.250%	9/1/49	100	71
	Evergy Metro Inc.	2.250%	6/1/30	100	85
	Evergy Metro Inc.	5.300%	10/1/41	100	99
	Evergy Metro Inc.	4.200%	6/15/47	100	85
	Eversource Energy	3.150%	1/15/25	168	164
	Eversource Energy	3.300%	1/15/28	100	95
	Eversource Energy	4.250%	4/1/29	200	194
	Eversource Energy	3.375%	3/1/32	119	105
	Eversource Energy	3.450%	1/15/50	200	145
	Exelon Corp.	3.950%	6/15/25	200	197

52

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Exelon Corp.	3.400%	4/15/26	200	194
	Exelon Corp.	2.750%	3/15/27	250	235
	Exelon Corp.	5.150%	3/15/28	200	203
	Exelon Corp.	4.050%	4/15/30	250	239
	Exelon Corp.	5.300%	3/15/33	159	162
	Exelon Corp.	4.950%	6/15/35	225	216
	Exelon Corp.	5.625%	6/15/35	20	21
	Exelon Corp.	5.100%	6/15/45	145	137
	Exelon Corp.	4.450%	4/15/46	175	152
	Exelon Corp.	4.100%	3/15/52	250	203
	Exelon Corp.	5.600%	3/15/53	200	204
	Florida Power & Light Co.	2.850%	4/1/25	300	293
	Florida Power & Light Co.	4.450%	5/15/26	200	200
	Florida Power & Light Co.	3.300%	5/30/27	50	48
	Florida Power & Light Co.	4.400%	5/15/28	200	200
	Florida Power & Light Co.	4.625%	5/15/30	200	202
	Florida Power & Light Co.	2.450%	2/3/32	200	172
	Florida Power & Light Co.	5.100%	4/1/33	200	207
	Florida Power & Light Co.	4.800%	5/15/33	200	202
	Florida Power & Light Co.	5.625%	4/1/34	25	27
	Florida Power & Light Co.	5.960%	4/1/39	375	416
	Florida Power & Light Co.	4.125%	2/1/42	170	153
	Florida Power & Light Co.	4.050%	6/1/42	125	111
	Florida Power & Light Co.	3.800%	12/15/42	75	66
	Florida Power & Light Co.	3.700%	12/1/47	150	122
	Florida Power & Light Co.	3.950%	3/1/48	325	277
	Florida Power & Light Co.	3.150%	10/1/49	555	409
	Florida Power & Light Co.	2.875%	12/4/51	500	347
	Fortis Inc.	3.055%	10/4/26	295	280
	Georgia Power Co.	3.250%	4/1/26	100	96
	Georgia Power Co.	4.650%	5/16/28	200	202
	Georgia Power Co.	4.950%	5/17/33	200	202
	Georgia Power Co.	4.750%	9/1/40	175	163
	Georgia Power Co.	4.300%	3/15/43	100	87
	Georgia Power Co.	5.125%	5/15/52	250	248
	Iberdrola International BV	6.750%	7/15/36	75	87
	Idaho Power Co.	5.800%	4/1/54	200	214
	Indiana Michigan Power Co.	3.850%	5/15/28	250	241
	Indiana Michigan Power Co.	3.750%	7/1/47	150	115
	Indiana Michigan Power Co.	4.250%	8/15/48	100	84
	Indiana Michigan Power Co.	5.625%	4/1/53	100	105
	Interstate Power and Light Co.	3.250%	12/1/24	202	198
	Interstate Power and Light Co.	4.100%	9/26/28	125	121
	Interstate Power and Light Co.	3.600%	4/1/29	60	57
	Interstate Power and Light Co.	2.300%	6/1/30	100	86
	Interstate Power and Light Co.	6.250%	7/15/39	50	54
	Interstate Power and Light Co.	3.700%	9/15/46	75	57
	ITC Holdings Corp.	3.350%	11/15/27	100	95
	ITC Holdings Corp.	5.300%	7/1/43	200	193
[2]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	61	57
	Kentucky Utilities Co.	5.125%	11/1/40	125	122
	Kentucky Utilities Co.	4.375%	10/1/45	100	87
	Kentucky Utilities Co.	3.300%	6/1/50	200	146
	Louisville Gas and Electric Co.	3.300%	10/1/25	75	73
	Louisville Gas and Electric Co.	4.250%	4/1/49	170	145
	MidAmerican Energy Co.	3.100%	5/1/27	150	144
	MidAmerican Energy Co.	3.650%	4/15/29	200	191
	MidAmerican Energy Co.	6.750%	12/30/31	125	142
	MidAmerican Energy Co.	5.350%	1/15/34	75	79
	MidAmerican Energy Co.	5.750%	11/1/35	125	133
	MidAmerican Energy Co.	4.800%	9/15/43	100	94
	MidAmerican Energy Co.	3.950%	8/1/47	100	84
	MidAmerican Energy Co.	3.650%	8/1/48	125	100
	MidAmerican Energy Co.	4.250%	7/15/49	200	175
	MidAmerican Energy Co.	5.850%	9/15/54	300	332
	Mississippi Power Co.	4.250%	3/15/42	100	85
	National Fuel Gas Co.	5.500%	1/15/26	50	50
	National Fuel Gas Co.	4.750%	9/1/28	50	48
	National Fuel Gas Co.	2.950%	3/1/31	100	84
	National Grid plc	5.809%	6/12/33	200	210
	National Grid USA	5.803%	4/1/35	50	51
	National Rural Utilities Cooperative Finance Corp.	1.000%	6/15/26	100	92
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	150	144
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	97
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	95
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	100	87
	National Rural Utilities Cooperative Finance Corp.	1.350%	3/15/31	100	79
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	191
	National Rural Utilities Cooperative Finance Corp.	4.150%	12/15/32	53	50
	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	72
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	200	175
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	87
	Nevada Power Co.	3.700%	5/1/29	200	192
	Nevada Power Co.	2.400%	5/1/30	75	65
	Nevada Power Co.	6.750%	7/1/37	75	85
	Nevada Power Co.	3.125%	8/1/50	150	104
	Nevada Power Co.	6.000%	3/15/54	100	110
	NextEra Energy Capital Holdings Inc.	4.450%	6/20/25	150	149
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	350	354
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	241
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	232	232
	NextEra Energy Capital Holdings Inc.	4.900%	2/28/28	222	224
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	300	266
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	95
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	90
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	500	428
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	179	180
	NextEra Energy Capital Holdings Inc.	5.050%	2/28/33	64	64
	NextEra Energy Capital Holdings Inc.	5.250%	2/28/53	204	200
	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	108
	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	94
	NiSource Inc.	0.950%	8/15/25	223	208
	NiSource Inc.	3.490%	5/15/27	250	241
	NiSource Inc.	5.250%	3/30/28	200	204
	NiSource Inc.	2.950%	9/1/29	200	183
	NiSource Inc.	3.600%	5/1/30	200	187
	NiSource Inc.	1.700%	2/15/31	300	244
	NiSource Inc.	5.950%	6/15/41	77	80
	NiSource Inc.	4.800%	2/15/44	125	115
	NiSource Inc.	5.650%	2/1/45	100	101
	NiSource Inc.	4.375%	5/15/47	250	216
	NiSource Inc.	3.950%	3/30/48	200	162
	NiSource Inc.	5.000%	6/15/52	63	59
	Northern States Power Co.	6.250%	6/1/36	75	83
	Northern States Power Co.	6.200%	7/1/37	50	55
	Northern States Power Co.	5.350%	11/1/39	175	180
	Northern States Power Co.	3.400%	8/15/42	105	84
	Northern States Power Co.	4.000%	8/15/45	50	42
	Northern States Power Co.	2.900%	3/1/50	250	175
	Northern States Power Co.	2.600%	6/1/51	100	65
	Northern States Power Co.	5.100%	5/15/53	200	203
	NSTAR Electric Co.	3.200%	5/15/27	125	121
	NSTAR Electric Co.	3.250%	5/15/29	50	47
	NSTAR Electric Co.	5.500%	3/15/40	75	76
	NSTAR Electric Co.	4.950%	9/15/52	74	72
	Oglethorpe Power Corp.	5.950%	11/1/39	50	51
	Oglethorpe Power Corp.	5.375%	11/1/40	175	168
	Oglethorpe Power Corp.	3.750%	8/1/50	250	188
	Ohio Edison Co.	6.875%	7/15/36	100	112
	Ohio Power Co.	4.150%	4/1/48	100	84
	Ohio Power Co.	4.000%	6/1/49	240	196
	Ohio Power Co.	2.900%	10/1/51	125	85
	Oklahoma Gas and Electric Co.	3.800%	8/15/28	75	73
	Oklahoma Gas and Electric Co.	3.250%	4/1/30	100	91
	Oklahoma Gas and Electric Co.	5.400%	1/15/33	80	84
	Oklahoma Gas and Electric Co.	4.150%	4/1/47	50	42
	Oklahoma Gas and Electric Co.	3.850%	8/15/47	75	59
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	73
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	48
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	200	180
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	58
[5]	Oncor Electric Delivery Co. LLC	5.650%	11/15/33	200	213
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	153

53

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	128
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	70
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	37	40
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	83
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	40
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	200	164
	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	250	180
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	250	165
	Oncor Electric Delivery Co. LLC	5.350%	10/1/52	63	65
	ONE Gas Inc.	2.000%	5/15/30	100	85
	ONE Gas Inc.	4.658%	2/1/44	125	113
	ONE Gas Inc.	4.500%	11/1/48	75	66
	Pacific Gas and Electric Co.	3.450%	7/1/25	200	194
	Pacific Gas and Electric Co.	3.150%	1/1/26	300	287
	Pacific Gas and Electric Co.	3.300%	12/1/27	800	747
	Pacific Gas and Electric Co.	3.000%	6/15/28	200	182
	Pacific Gas and Electric Co.	3.750%	7/1/28	300	281
	Pacific Gas and Electric Co.	6.100%	1/15/29	100	103
	Pacific Gas and Electric Co.	4.550%	7/1/30	700	667
	Pacific Gas and Electric Co.	4.400%	3/1/32	81	75
	Pacific Gas and Electric Co.	6.150%	1/15/33	200	207
	Pacific Gas and Electric Co.	6.400%	6/15/33	46	48
	Pacific Gas and Electric Co.	6.950%	3/15/34	150	165
	Pacific Gas and Electric Co.	4.500%	7/1/40	500	422
	Pacific Gas and Electric Co.	4.750%	2/15/44	500	418
	Pacific Gas and Electric Co.	4.300%	3/15/45	200	156
	Pacific Gas and Electric Co.	4.950%	7/1/50	575	493
	Pacific Gas and Electric Co.	3.500%	8/1/50	500	346
	Pacific Gas and Electric Co.	6.750%	1/15/53	200	218
	Pacific Gas and Electric Co.	6.700%	4/1/53	200	218
	PacifiCorp	3.500%	6/15/29	100	94
	PacifiCorp	2.700%	9/15/30	50	43
	PacifiCorp	7.700%	11/15/31	250	292
	PacifiCorp	5.250%	6/15/35	56	56
	PacifiCorp	6.100%	8/1/36	100	107
	PacifiCorp	6.250%	10/15/37	125	134
	PacifiCorp	6.350%	7/15/38	75	81
	PacifiCorp	6.000%	1/15/39	116	122
	PacifiCorp	4.100%	2/1/42	56	47
	PacifiCorp	4.125%	1/15/49	100	81
	PacifiCorp	4.150%	2/15/50	200	162
	PacifiCorp	3.300%	3/15/51	100	70
	PacifiCorp	5.350%	12/1/53	200	192
	PacifiCorp	5.500%	5/15/54	200	196
	PECO Energy Co.	4.900%	6/15/33	400	407
	PECO Energy Co.	3.900%	3/1/48	75	63
	PECO Energy Co.	2.800%	6/15/50	200	137
[2]	PG&E Energy Recovery Funding LLC	2.280%	1/15/38	100	78
[2]	PG&E Energy Recovery Funding LLC	2.822%	7/15/48	100	73
	PG&E Recovery Funding LLC	5.256%	1/15/40	280	286
	PG&E Recovery Funding LLC	5.536%	7/15/49	90	94
[2]	PG&E Wildfire Recovery Funding LLC	3.594%	6/1/32	124	119
	PG&E Wildfire Recovery Funding LLC	4.022%	6/1/33	44	43
[2]	PG&E Wildfire Recovery Funding LLC	4.263%	6/1/38	100	95
	PG&E Wildfire Recovery Funding LLC	4.722%	6/1/39	75	74
	PG&E Wildfire Recovery Funding LLC	5.081%	6/1/43	75	74
[2]	PG&E Wildfire Recovery Funding LLC	4.451%	12/1/49	250	227
	PG&E Wildfire Recovery Funding LLC	5.212%	12/1/49	200	202
[2]	PG&E Wildfire Recovery Funding LLC	4.674%	12/1/53	100	94
	PG&E Wildfire Recovery Funding LLC	5.099%	6/1/54	75	75
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	103
	Piedmont Natural Gas Co. Inc.	5.400%	6/15/33	75	77
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	45
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	55
	Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	200	140
	Pinnacle West Capital Corp.	1.300%	6/15/25	200	188
	Potomac Electric Power Co.	6.500%	11/15/37	250	286
	Potomac Electric Power Co.	4.150%	3/15/43	150	134
	PPL Capital Funding Inc.	3.100%	5/15/26	100	96
	PPL Electric Utilities Corp.	5.000%	5/15/33	200	205
	PPL Electric Utilities Corp.	6.250%	5/15/39	100	112
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	44
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	134
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PPL Electric Utilities Corp.	3.950%	6/1/47	75	64
PPL Electric Utilities Corp.	5.250%	5/15/53	200	207
Progress Energy Inc.	7.000%	10/30/31	119	134
Progress Energy Inc.	6.000%	12/1/39	125	131
Public Service Co. of Colorado	3.700%	6/15/28	75	72
Public Service Co. of Colorado	1.900%	1/15/31	100	83
Public Service Co. of Colorado	1.875%	6/15/31	200	165
Public Service Co. of Colorado	4.100%	6/1/32	50	48
Public Service Co. of Colorado	3.600%	9/15/42	175	139
Public Service Co. of Colorado	4.100%	6/15/48	75	61
Public Service Co. of Colorado	2.700%	1/15/51	100	63
Public Service Co. of Colorado	5.250%	4/1/53	200	199
Public Service Co. of New Hampshire	3.600%	7/1/49	75	59
Public Service Co. of New Hampshire	5.150%	1/15/53	54	55
Public Service Co. of Oklahoma	5.250%	1/15/33	85	86
Public Service Electric and Gas Co.	3.000%	5/15/25	80	78
Public Service Electric and Gas Co.	2.250%	9/15/26	250	236
Public Service Electric and Gas Co.	3.000%	5/15/27	75	72
Public Service Electric and Gas Co.	3.200%	5/15/29	70	65
Public Service Electric and Gas Co.	2.450%	1/15/30	50	44
Public Service Electric and Gas Co.	3.800%	3/1/46	250	208
Public Service Electric and Gas Co.	3.850%	5/1/49	200	167
Public Service Electric and Gas Co.	3.150%	1/1/50	200	147
Public Service Electric and Gas Co.	2.050%	8/1/50	500	292
Public Service Enterprise Group Inc.	5.875%	10/15/28	100	105
Public Service Enterprise Group Inc.	1.600%	8/15/30	500	409
Puget Energy Inc.	3.650%	5/15/25	400	390
Puget Energy Inc.	4.100%	6/15/30	100	92
Puget Sound Energy Inc.	6.274%	3/15/37	125	135
Puget Sound Energy Inc.	5.757%	10/1/39	125	129
Puget Sound Energy Inc.	4.300%	5/20/45	100	86
Puget Sound Energy Inc.	4.223%	6/15/48	125	106
Puget Sound Energy Inc.	3.250%	9/15/49	90	64
San Diego Gas & Electric Co.	2.500%	5/15/26	250	238
San Diego Gas & Electric Co.	1.700%	10/1/30	500	414
San Diego Gas & Electric Co.	3.000%	3/15/32	100	89
San Diego Gas & Electric Co.	4.500%	8/15/40	100	92
San Diego Gas & Electric Co.	3.750%	6/1/47	75	60
San Diego Gas & Electric Co.	4.150%	5/15/48	75	64
San Diego Gas & Electric Co.	3.320%	4/15/50	100	71
San Diego Gas & Electric Co.	3.700%	3/15/52	100	78
San Diego Gas & Electric Co.	5.350%	4/1/53	200	203
SCE Recovery Funding LLC	4.697%	6/15/42	72	72
SCE Recovery Funding LLC	2.943%	11/15/44	50	41
SCE Recovery Funding LLC	3.240%	11/15/48	50	38
SCE Recovery Funding LLC	5.112%	12/14/49	50	50
Sempra	3.300%	4/1/25	200	195
Sempra	3.250%	6/15/27	150	142
Sempra	3.400%	2/1/28	200	191
Sempra	3.800%	2/1/38	200	171
Sempra	6.000%	10/15/39	150	158
Sempra	4.000%	2/1/48	175	144
Sempra	4.125%	4/1/52	200	172
Sierra Pacific Power Co.	2.600%	5/1/26	100	95
Southern California Edison Co.	3.700%	8/1/25	150	147
Southern California Edison Co.	3.650%	3/1/28	100	96
Southern California Edison Co.	5.300%	3/1/28	200	205
Southern California Edison Co.	4.200%	3/1/29	75	74
Southern California Edison Co.	6.650%	4/1/29	75	80
Southern California Edison Co.	2.850%	8/1/29	275	251
Southern California Edison Co.	2.250%	6/1/30	300	258
Southern California Edison Co.	2.500%	6/1/31	200	172
Southern California Edison Co.	2.750%	2/1/32	130	113
Southern California Edison Co.	5.750%	4/1/35	75	78
Southern California Edison Co.	5.350%	7/15/35	200	206
Southern California Edison Co.	5.625%	2/1/36	125	128
Southern California Edison Co.	5.500%	3/15/40	100	101
Southern California Edison Co.	4.500%	9/1/40	275	247
Southern California Edison Co.	4.050%	3/15/42	208	175
Southern California Edison Co.	3.900%	3/15/43	100	82
Southern California Edison Co.	4.000%	4/1/47	335	275
Southern California Edison Co.	4.125%	3/1/48	350	295
Southern California Edison Co.	4.875%	3/1/49	100	92
Southern California Edison Co.	3.650%	6/1/51	200	151
Southern California Edison Co.	3.450%	2/1/52	200	146
Southern California Gas Co.	2.600%	6/15/26	405	386
Southern California Gas Co.	2.950%	4/15/27	200	190
Southern California Gas Co.	2.550%	2/1/30	150	132
Southern California Gas Co.	3.750%	9/15/42	75	61
Southern California Gas Co.	4.125%	6/1/48	75	64

54

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Southern California Gas Co.	3.950%	2/15/50	70	56
Southern California Gas Co.	5.750%	6/1/53	100	106
Southern Co.	3.250%	7/1/26	350	338
Southern Co.	5.113%	8/1/27	200	203
Southern Co.	1.750%	3/15/28	300	267
Southern Co.	4.850%	6/15/28	200	202
Southern Co.	5.500%	3/15/29	100	104
Southern Co.	5.700%	10/15/32	90	95
Southern Co.	5.200%	6/15/33	200	204
Southern Co.	4.250%	7/1/36	200	184
Southern Co.	4.400%	7/1/46	360	317
Southern Co.	4.000%	1/15/51	300	286
Southern Co.	3.750%	9/15/51	200	182
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	72
Southern Co. Gas Capital Corp.	1.750%	1/15/31	89	73
Southern Co. Gas Capital Corp.	5.150%	9/15/32	90	91
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	76
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	42
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	78
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	85
Southern Power Co.	4.150%	12/1/25	100	99
Southern Power Co.	5.150%	9/15/41	100	94
Southern Power Co.	5.250%	7/15/43	50	47
Southern Power Co.	4.950%	12/15/46	75	67
Southwest Gas Corp.	3.700%	4/1/28	50	48
Southwest Gas Corp.	4.050%	3/15/32	200	187
Southwest Gas Corp.	3.800%	9/29/46	75	56
Southwest Gas Corp.	4.150%	6/1/49	25	20
Southwestern Electric Power Co.	2.750%	10/1/26	445	418
Southwestern Electric Power Co.	4.100%	9/15/28	100	97
Southwestern Electric Power Co.	6.200%	3/15/40	75	80
Southwestern Electric Power Co.	3.900%	4/1/45	100	77
Southwestern Electric Power Co.	3.850%	2/1/48	325	244
Southwestern Electric Power Co.	3.250%	11/1/51	200	135
Southwestern Public Service Co.	4.500%	8/15/41	100	89
Southwestern Public Service Co.	3.400%	8/15/46	275	200
Southwestern Public Service Co.	3.700%	8/15/47	75	57
Southwestern Public Service Co.	4.400%	11/15/48	275	232
Southwestern Public Service Co.	3.750%	6/15/49	75	58
Southwestern Public Service Co.	3.150%	5/1/50	100	69
Tampa Electric Co.	4.100%	6/15/42	50	43
Tampa Electric Co.	4.350%	5/15/44	50	43
Tampa Electric Co.	4.300%	6/15/48	75	63
Tampa Electric Co.	4.450%	6/15/49	125	108
Tampa Electric Co.	3.625%	6/15/50	50	38
Tampa Electric Co.	5.000%	7/15/52	100	95
Toledo Edison Co.	6.150%	5/15/37	75	81
Tucson Electric Power Co.	3.050%	3/15/25	50	49
Tucson Electric Power Co.	5.500%	4/15/53	66	67
Union Electric Co.	2.950%	6/15/27	72	69
Union Electric Co.	2.950%	3/15/30	350	316
Union Electric Co.	2.150%	3/15/32	200	166
Union Electric Co.	8.450%	3/15/39	150	197
Union Electric Co.	3.650%	4/15/45	125	98
Union Electric Co.	4.000%	4/1/48	275	227
Union Electric Co.	3.250%	10/1/49	225	158
Union Electric Co.	3.900%	4/1/52	100	83
Virginia Electric and Power Co.	2.950%	11/15/26	276	264
Virginia Electric and Power Co.	3.500%	3/15/27	250	242
Virginia Electric and Power Co.	3.800%	4/1/28	150	146
Virginia Electric and Power Co.	2.875%	7/15/29	275	253
Virginia Electric and Power Co.	2.300%	11/15/31	200	168
Virginia Electric and Power Co.	2.400%	3/30/32	200	169
Virginia Electric and Power Co.	5.000%	4/1/33	200	203
Virginia Electric and Power Co.	6.000%	1/15/36	125	134
Virginia Electric and Power Co.	6.000%	5/15/37	150	162
Virginia Electric and Power Co.	6.350%	11/30/37	50	55
Virginia Electric and Power Co.	4.000%	1/15/43	90	77
Virginia Electric and Power Co.	4.450%	2/15/44	475	424
Virginia Electric and Power Co.	4.200%	5/15/45	75	64
Virginia Electric and Power Co.	4.000%	11/15/46	100	83
Virginia Electric and Power Co.	3.800%	9/15/47	100	80
Virginia Electric and Power Co.	4.600%	12/1/48	175	158
Virginia Electric and Power Co.	3.300%	12/1/49	98	72
Virginia Electric and Power Co.	2.450%	12/15/50	160	99
Virginia Electric and Power Co.	2.950%	11/15/51	200	137
Virginia Electric and Power Co.	4.625%	5/15/52	250	226
Virginia Electric and Power Co.	5.450%	4/1/53	200	206
Washington Gas Light Co.	3.796%	9/15/46	100	76
Washington Gas Light Co.	3.650%	9/15/49	30	23
WEC Energy Group Inc.	3.550%	6/15/25	48	47
WEC Energy Group Inc.	1.375%	10/15/27	500	442
WEC Energy Group Inc.	4.750%	1/15/28	250	250
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
WEC Energy Group Inc.	2.200%	12/15/28	200	178
Wisconsin Electric Power Co.	2.050%	12/15/24	100	97
Wisconsin Electric Power Co.	4.750%	9/30/32	90	91
Wisconsin Electric Power Co.	4.300%	10/15/48	100	88
Wisconsin Power and Light Co.	6.375%	8/15/37	100	109
Wisconsin Power and Light Co.	3.650%	4/1/50	50	38
Wisconsin Public Service Corp.	3.300%	9/1/49	125	91
Xcel Energy Inc.	3.300%	6/1/25	325	317
Xcel Energy Inc.	3.350%	12/1/26	75	72
Xcel Energy Inc.	1.750%	3/15/27	200	182
Xcel Energy Inc.	4.000%	6/15/28	75	73
Xcel Energy Inc.	2.600%	12/1/29	200	179
Xcel Energy Inc.	3.400%	6/1/30	250	231
Xcel Energy Inc.	4.600%	6/1/32	200	195
Xcel Energy Inc.	3.500%	12/1/49	100	74
				101,572
Total Corporate Bonds (Cost $1,259,783)				1,155,563
Sovereign Bonds (3.4%)
African Development Bank	0.875%	3/23/26	600	557
African Development Bank	0.875%	7/22/26	400	368
African Development Bank	4.625%	1/4/27	300	304
African Development Bank	4.375%	11/3/27	500	506
African Development Bank	4.375%	3/14/28	375	380
Asian Development Bank	2.000%	1/22/25	300	291
Asian Development Bank	0.625%	4/29/25	700	664
Asian Development Bank	2.875%	5/6/25	405	396
Asian Development Bank	4.625%	6/13/25	250	250
Asian Development Bank	0.375%	9/3/25	1,000	935
Asian Development Bank	4.250%	1/9/26	800	800
Asian Development Bank	0.500%	2/4/26	850	786
Asian Development Bank	2.000%	4/24/26	100	95
Asian Development Bank	2.625%	1/12/27	200	192
Asian Development Bank	1.500%	1/20/27	1,125	1,042
Asian Development Bank	2.375%	8/10/27	275	260
Asian Development Bank	6.220%	8/15/27	100	106
Asian Development Bank	3.125%	8/20/27	725	702
Asian Development Bank	2.500%	11/2/27	673	636
Asian Development Bank	3.750%	4/25/28	525	519
Asian Development Bank	1.250%	6/9/28	210	186
Asian Development Bank	5.820%	6/16/28	148	158
Asian Development Bank	4.500%	8/25/28	625	638
Asian Development Bank	3.125%	9/26/28	130	125
Asian Development Bank	1.750%	9/19/29	200	177
Asian Development Bank	1.875%	1/24/30	200	177
Asian Development Bank	0.750%	10/8/30	500	404
Asian Development Bank	1.500%	3/4/31	500	422
Asian Development Bank	3.125%	4/27/32	400	374
Asian Development Bank	3.875%	9/28/32	225	222
Asian Development Bank	4.000%	1/12/33	380	379
Asian Development Bank	3.875%	6/14/33	425	419
Asian Infrastructure Investment Bank	0.500%	5/28/25	400	378
Asian Infrastructure Investment Bank	3.375%	6/29/25	200	196
Asian Infrastructure Investment Bank	0.500%	1/27/26	600	554
Asian Infrastructure Investment Bank	4.875%	9/14/26	300	305
Asian Infrastructure Investment Bank	4.000%	1/18/28	450	448
Canada	1.625%	1/22/25	550	533
Canada	2.875%	4/28/25	520	509
Canada	0.750%	5/19/26	800	739
Canada	3.750%	4/26/28	525	521
Corp. Andina de Fomento	5.250%	11/21/25	620	621
Corp. Andina de Fomento	4.750%	4/1/26	130	129
Corp. Andina de Fomento	2.250%	2/8/27	210	194
Corp. Andina de Fomento	6.000%	4/26/27	200	207
Council of Europe Development Bank	1.375%	2/27/25	200	192
Council of Europe Development Bank	3.000%	6/16/25	120	117
Council of Europe Development Bank	3.750%	5/25/26	250	247
Council of Europe Development Bank	0.875%	9/22/26	200	183
Council of Europe Development Bank	3.625%	1/26/28	280	276
European Bank for Reconstruction & Development	1.500%	2/13/25	100	96
European Bank for Reconstruction & Development	0.500%	5/19/25	100	95

55

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	European Bank for Reconstruction & Development	0.500%	11/25/25	500	465
	European Bank for Reconstruction & Development	0.500%	1/28/26	500	463
	European Bank for Reconstruction & Development	4.375%	3/9/28	400	406
	European Investment Bank	1.625%	3/14/25	100	97
	European Investment Bank	0.625%	7/25/25	1,600	1,508
	European Investment Bank	2.750%	8/15/25	800	779
	European Investment Bank	0.375%	12/15/25	2,000	1,853
	European Investment Bank	0.375%	3/26/26	1,000	919
	European Investment Bank	0.750%	10/26/26	450	410
	European Investment Bank	1.375%	3/15/27	600	552
	European Investment Bank	2.375%	5/24/27	225	213
	European Investment Bank	0.625%	10/21/27	500	441
	European Investment Bank	3.250%	11/15/27	500	486
	European Investment Bank	3.875%	3/15/28	1,100	1,095
	European Investment Bank	4.500%	10/16/28	600	613
	European Investment Bank	1.625%	10/9/29	125	110
	European Investment Bank	0.875%	5/17/30	200	165
	European Investment Bank	3.625%	7/15/30	800	783
	European Investment Bank	0.750%	9/23/30	500	406
	European Investment Bank	3.750%	2/14/33	425	417
	European Investment Bank	4.875%	2/15/36	325	348
[6]	Export Development Canada	3.375%	8/26/25	550	540
[6]	Export Development Canada	4.375%	6/29/26	550	552
	Export Development Canada	3.000%	5/25/27	450	435
[6]	Export Development Canada	3.875%	2/14/28	400	398
	Export-Import Bank of Korea	2.625%	5/26/26	200	190
	Export-Import Bank of Korea	1.625%	1/18/27	200	184
	Export-Import Bank of Korea	4.250%	9/15/27	200	198
	Export-Import Bank of Korea	1.250%	9/21/30	500	404
	Export-Import Bank of Korea	2.125%	1/18/32	200	167
	Export-Import Bank of Korea	5.125%	1/11/33	200	208
	Export-Import Bank of Korea	5.125%	9/18/33	200	208
	Export-Import Bank of Korea	2.500%	6/29/41	350	256
	Inter-American Development Bank	2.125%	1/15/25	1,100	1,071
	Inter-American Development Bank	1.750%	3/14/25	200	193
	Inter-American Development Bank	0.875%	4/3/25	500	477
	Inter-American Development Bank	7.000%	6/15/25	134	138
	Inter-American Development Bank	0.625%	7/15/25	1,300	1,225
	Inter-American Development Bank	0.875%	4/20/26	500	464
	Inter-American Development Bank	4.500%	5/15/26	475	478
	Inter-American Development Bank	2.000%	6/2/26	750	712
	Inter-American Development Bank	2.000%	7/23/26	100	95
	Inter-American Development Bank	4.375%	2/1/27	400	403
	Inter-American Development Bank	2.375%	7/7/27	450	425
	Inter-American Development Bank	0.625%	9/16/27	800	707
	Inter-American Development Bank	4.000%	1/12/28	920	919
	Inter-American Development Bank	1.125%	7/20/28	300	264
	Inter-American Development Bank	3.125%	9/18/28	875	842
	Inter-American Development Bank	1.125%	1/13/31	350	289
	Inter-American Development Bank	3.500%	4/12/33	400	383
	Inter-American Development Bank	4.500%	9/13/33	500	517
	Inter-American Development Bank	3.875%	10/28/41	200	185
	Inter-American Development Bank	3.200%	8/7/42	100	84
	Inter-American Investment Corp.	4.125%	2/15/28	250	250
	Inter-American Investment Corp.	4.750%	9/19/28	100	103
	International Bank for Reconstruction & Development	1.625%	1/15/25	200	194
	International Bank for Reconstruction & Development	0.625%	4/22/25	1,500	1,425
	International Bank for Reconstruction & Development	0.375%	7/28/25	1,500	1,407
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,115
	International Bank for Reconstruction & Development	0.500%	10/28/25	2,000	1,864
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	459
	International Bank for Reconstruction & Development	0.875%	7/15/26	525	484
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	331
	International Bank for Reconstruction & Development	0.750%	11/24/27	900	794
	International Bank for Reconstruction & Development	3.500%	7/12/28	875	857
	International Bank for Reconstruction & Development	4.625%	8/1/28	775	795
	International Bank for Reconstruction & Development	1.125%	9/13/28	1,500	1,317
	International Bank for Reconstruction & Development	3.625%	9/21/29	775	761
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	177
	International Bank for Reconstruction & Development	3.875%	2/14/30	650	645
	International Bank for Reconstruction & Development	0.875%	5/14/30	400	329
	International Bank for Reconstruction & Development	4.000%	7/25/30	625	624
	International Bank for Reconstruction & Development	0.750%	8/26/30	800	648
	International Bank for Reconstruction & Development	1.250%	2/10/31	650	540
	International Bank for Reconstruction & Development	1.625%	11/3/31	1,500	1,264
	International Bank for Reconstruction & Development	2.500%	3/29/32	200	179
	International Bank for Reconstruction & Development	4.750%	11/14/33	300	317
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	261
	International Finance Corp.	0.375%	7/16/25	400	376
	International Finance Corp.	2.125%	4/7/26	600	573
	International Finance Corp.	4.375%	1/15/27	175	176
	International Finance Corp.	4.500%	7/13/28	175	179
[7]	Israel Government Aid Bond	5.500%	9/18/33	100	110
[8]	Japan Bank for International Cooperation	2.125%	2/10/25	330	320
[8]	Japan Bank for International Cooperation	0.625%	7/15/25	400	376
[8]	Japan Bank for International Cooperation	2.750%	1/21/26	442	426
[8]	Japan Bank for International Cooperation	4.250%	1/26/26	470	467
[8]	Japan Bank for International Cooperation	2.375%	4/20/26	200	191
[8]	Japan Bank for International Cooperation	4.250%	4/27/26	250	248
[8]	Japan Bank for International Cooperation	2.250%	11/4/26	200	188
[8]	Japan Bank for International Cooperation	2.875%	7/21/27	200	190
[8]	Japan Bank for International Cooperation	2.750%	11/16/27	800	755
[8]	Japan Bank for International Cooperation	4.625%	7/19/28	125	127
[8]	Japan Bank for International Cooperation	3.250%	7/20/28	300	287
[8]	Japan Bank for International Cooperation	3.500%	10/31/28	350	337
[8]	Japan Bank for International Cooperation	2.125%	2/16/29	420	377
[8]	Japan Bank for International Cooperation	1.250%	1/21/31	500	406
[8]	Japan International Cooperation Agency	2.750%	4/27/27	300	284
[8]	Japan International Cooperation Agency	3.250%	5/25/27	200	192
[8]	Japan International Cooperation Agency	4.000%	5/23/28	150	148
[8]	Japan International Cooperation Agency	1.750%	4/28/31	200	166
[9]	KFW	1.250%	1/31/25	1,725	1,662
[9]	KFW	2.000%	5/2/25	150	145
[9]	KFW	0.375%	7/18/25	1,500	1,408
[9]	KFW	5.125%	9/29/25	425	430
[9]	KFW	0.625%	1/22/26	1,000	929
[9]	KFW	3.625%	4/1/26	575	568
[9]	KFW	4.625%	8/7/26	700	708
[9]	KFW	1.000%	10/1/26	1,000	920
[9]	KFW	3.000%	5/20/27	560	541
[9]	KFW	3.750%	2/15/28	800	792
[9]	KFW	2.875%	4/3/28	500	478
[9]	KFW	3.875%	6/15/28	750	746
[9]	KFW	1.750%	9/14/29	175	155
[9]	KFW	4.750%	10/29/30	275	287
[9]	KFW	4.125%	7/15/33	700	704
[9]	KFW	0.000%	4/18/36	400	240
[9]	KFW	0.000%	6/29/37	200	114
[7]	Kingdom of Jordan AID	3.000%	6/30/25	200	194
	Korea Development Bank	0.750%	1/25/25	200	192
	Korea Development Bank	5.375%	10/23/26	200	204
	Korea Development Bank	1.375%	4/25/27	200	181
	Korea Development Bank	4.375%	2/15/28	450	449
	Korea Development Bank	1.625%	1/19/31	400	329
	Korea Development Bank	4.375%	2/15/33	450	442
[9]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	826

56

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Landwirtschaftliche Rentenbank	0.500%	5/27/25	400	378
[9]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	460
[9]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	259
[9]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	236
[9]	Landwirtschaftliche Rentenbank	3.875%	6/14/28	275	274
[9]	Landwirtschaftliche Rentenbank	0.875%	9/3/30	500	408
[9]	Landwirtschaftliche Rentenbank	5.000%	10/24/33	200	215
	Nordic Investment Bank	0.375%	9/11/25	600	561
	Nordic Investment Bank	5.000%	10/15/25	200	202
	Nordic Investment Bank	0.500%	1/21/26	200	185
	Nordic Investment Bank	4.375%	3/14/28	450	456
[10]	Oesterreichische Kontrollbank AG	1.500%	2/12/25	100	96
[10]	Oesterreichische Kontrollbank AG	0.375%	9/17/25	500	467
[10]	Oesterreichische Kontrollbank AG	4.125%	1/20/26	140	139
[10]	Oesterreichische Kontrollbank AG	0.500%	2/2/26	500	462
	Oesterreichische Kontrollbank AG	5.000%	10/23/26	140	143
[10]	Oesterreichische Kontrollbank AG	3.625%	9/9/27	400	394
[10]	Oesterreichische Kontrollbank AG	4.250%	3/1/28	250	252
[2]	Oriental Republic of Uruguay	4.375%	10/27/27	150	151
[2]	Oriental Republic of Uruguay	4.375%	1/23/31	468	464
	Oriental Republic of Uruguay	5.750%	10/28/34	213	231
[2]	Oriental Republic of Uruguay	7.625%	3/21/36	195	242
[2]	Oriental Republic of Uruguay	4.125%	11/20/45	200	181
[2]	Oriental Republic of Uruguay	5.100%	6/18/50	695	697
[2]	Oriental Republic of Uruguay	4.975%	4/20/55	370	361
	Province of Alberta	1.000%	5/20/25	485	461
	Province of Alberta	3.300%	3/15/28	250	242
	Province of Alberta	1.300%	7/22/30	500	417
	Province of British Columbia	2.250%	6/2/26	300	286
	Province of British Columbia	0.900%	7/20/26	300	276
	Province of British Columbia	4.800%	11/15/28	200	206
	Province of British Columbia	4.200%	7/6/33	250	248
	Province of Manitoba	2.125%	6/22/26	90	85
	Province of Manitoba	1.500%	10/25/28	350	310
	Province of Manitoba	4.300%	7/27/33	250	249
	Province of New Brunswick	3.625%	2/24/28	105	102
	Province of Ontario	2.500%	4/27/26	250	240
	Province of Ontario	2.300%	6/15/26	900	858
	Province of Ontario	3.100%	5/19/27	600	579
	Province of Ontario	2.000%	10/2/29	585	522
	Province of Ontario	1.125%	10/7/30	500	410
	Province of Ontario	1.600%	2/25/31	600	504
	Province of Ontario	1.800%	10/14/31	200	168
	Province of Quebec	1.500%	2/11/25	441	425
	Province of Quebec	0.600%	7/23/25	500	470
	Province of Quebec	2.500%	4/20/26	200	192
	Province of Quebec	2.750%	4/12/27	850	812
	Province of Quebec	3.625%	4/13/28	250	245
	Province of Quebec	7.500%	9/15/29	475	554
	Province of Quebec	1.350%	5/28/30	400	337
	Province of Quebec	1.900%	4/21/31	1,200	1,027
	Province of Quebec	4.500%	9/8/33	275	278
	Republic of Chile	3.125%	1/21/26	485	470
	Republic of Chile	2.750%	1/31/27	250	236
	Republic of Chile	3.240%	2/6/28	460	438
	Republic of Chile	2.450%	1/31/31	200	174
	Republic of Chile	2.550%	1/27/32	200	172
	Republic of Chile	2.550%	7/27/33	400	330
	Republic of Chile	3.500%	1/31/34	600	534
	Republic of Chile	4.950%	1/5/36	200	197
	Republic of Chile	3.100%	5/7/41	300	228
	Republic of Chile	4.340%	3/7/42	400	357
	Republic of Chile	3.500%	1/25/50	275	209
	Republic of Chile	4.000%	1/31/52	200	164
	Republic of Chile	5.330%	1/5/54	200	199
	Republic of Chile	3.100%	1/22/61	500	334
	Republic of Chile	3.250%	9/21/71	200	134
	Republic of Hungary	7.625%	3/29/41	240	286
	Republic of Indonesia	4.100%	4/24/28	200	196
	Republic of Indonesia	4.750%	2/11/29	425	428
	Republic of Indonesia	3.400%	9/18/29	200	188
	Republic of Indonesia	2.850%	2/14/30	200	181
	Republic of Indonesia	3.850%	10/15/30	200	191
	Republic of Indonesia	4.350%	1/11/48	725	672
	Republic of Indonesia	3.700%	10/30/49	200	167
	Republic of Indonesia	4.200%	10/15/50	430	387
	Republic of Indonesia	3.050%	3/12/51	400	306
	Republic of Indonesia	4.300%	3/31/52	200	182
	Republic of Indonesia	5.450%	9/20/52	200	213
	Republic of Indonesia	5.650%	1/11/53	200	219
	Republic of Indonesia	3.200%	9/23/61	200	145
	Republic of Indonesia	4.450%	4/15/70	200	180
	Republic of Italy	1.250%	2/17/26	500	462
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Italy	2.875%	10/17/29	400	358
	Republic of Italy	5.375%	6/15/33	475	478
	Republic of Italy	4.000%	10/17/49	500	376
	Republic of Italy	3.875%	5/6/51	400	287
	Republic of Korea	5.625%	11/3/25	100	101
	Republic of Korea	2.750%	1/19/27	1,000	958
	Republic of Korea	2.500%	6/19/29	200	184
	Republic of Korea	1.750%	10/15/31	200	168
	Republic of Korea	3.875%	9/20/48	125	110
	Republic of Panama	3.750%	3/16/25	207	201
	Republic of Panama	7.125%	1/29/26	168	172
	Republic of Panama	8.875%	9/30/27	238	259
	Republic of Panama	3.875%	3/17/28	460	424
	Republic of Panama	9.375%	4/1/29	200	227
	Republic of Panama	3.160%	1/23/30	200	171
	Republic of Panama	2.252%	9/29/32	500	366
	Republic of Panama	6.400%	2/14/35	400	390
[2]	Republic of Panama	6.700%	1/26/36	292	290
	Republic of Panama	6.875%	1/31/36	200	200
[2]	Republic of Panama	4.500%	4/16/50	560	388
[2]	Republic of Panama	4.300%	4/29/53	400	268
	Republic of Panama	4.500%	4/1/56	500	336
[2]	Republic of Panama	3.870%	7/23/60	750	449
	Republic of Panama	4.500%	1/19/63	200	131
	Republic of Peru	7.350%	7/21/25	225	232
	Republic of Peru	2.392%	1/23/26	200	190
	Republic of Peru	2.844%	6/20/30	500	444
	Republic of Peru	2.783%	1/23/31	900	784
	Republic of Peru	1.862%	12/1/32	350	274
	Republic of Peru	8.750%	11/21/33	505	634
	Republic of Peru	3.000%	1/15/34	250	211
[2]	Republic of Peru	6.550%	3/14/37	325	361
	Republic of Peru	3.300%	3/11/41	200	155
	Republic of Peru	5.625%	11/18/50	200	208
	Republic of Peru	3.600%	1/15/72	175	123
	Republic of Peru	3.230%	7/28/21	525	327
	Republic of Philippines	10.625%	3/16/25	100	107
	Republic of Philippines	5.500%	3/30/26	225	229
	Republic of Philippines	5.170%	10/13/27	300	306
	Republic of Philippines	3.000%	2/1/28	400	377
	Republic of Philippines	3.750%	1/14/29	400	385
	Republic of Philippines	9.500%	2/2/30	300	377
	Republic of Philippines	2.457%	5/5/30	200	177
	Republic of Philippines	7.750%	1/14/31	400	474
	Republic of Philippines	1.648%	6/10/31	200	164
	Republic of Philippines	1.950%	1/6/32	200	165
	Republic of Philippines	6.375%	1/15/32	200	223
	Republic of Philippines	5.609%	4/13/33	300	321
	Republic of Philippines	5.000%	7/17/33	200	206
	Republic of Philippines	6.375%	10/23/34	550	622
	Republic of Philippines	3.950%	1/20/40	400	362
	Republic of Philippines	3.700%	3/1/41	400	344
	Republic of Philippines	3.700%	2/2/42	350	300
	Republic of Philippines	2.950%	5/5/45	200	150
	Republic of Philippines	2.650%	12/10/45	200	142
	Republic of Philippines	3.200%	7/6/46	500	385
	Republic of Philippines	5.950%	10/13/47	200	223
	Republic of Poland	3.250%	4/6/26	500	485
	Republic of Poland	5.500%	11/16/27	225	233
	Republic of Poland	5.750%	11/16/32	200	216
	Republic of Poland	4.875%	10/4/33	400	405
	Republic of Poland	5.500%	4/4/53	440	458
	State of Israel	2.875%	3/16/26	200	191
	State of Israel	3.250%	1/17/28	300	280
	State of Israel	2.500%	1/15/30	200	174
	State of Israel	2.750%	7/3/30	350	309
	State of Israel	4.500%	1/17/33	450	428
	State of Israel	4.500%	1/30/43	200	176
	State of Israel	4.125%	1/17/48	250	202
	State of Israel	3.375%	1/15/50	200	142
	State of Israel	3.875%	7/3/50	400	308
	State of Israel	4.500%	4/3/20	200	156
	Svensk Exportkredit AB	0.625%	5/14/25	500	473
	Svensk Exportkredit AB	4.000%	7/15/25	225	223
	Svensk Exportkredit AB	0.500%	8/26/25	800	748
	Svensk Exportkredit AB	4.625%	11/28/25	247	247
	Svensk Exportkredit AB	4.375%	2/13/26	250	250
	Svensk Exportkredit AB	4.875%	9/14/26	200	203
	Svensk Exportkredit AB	2.250%	3/22/27	200	188
	Svensk Exportkredit AB	4.125%	6/14/28	250	250
	Svensk Exportkredit AB	4.875%	10/4/30	200	207
	United Mexican States	3.900%	4/27/25	400	396
	United Mexican States	4.125%	1/21/26	445	441

57

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United Mexican States	4.150%	3/28/27	800	793
United Mexican States	3.750%	1/11/28	675	651
United Mexican States	4.500%	4/22/29	650	641
United Mexican States	3.250%	4/16/30	385	349
United Mexican States	2.659%	5/24/31	600	507
United Mexican States	8.300%	8/15/31	220	266
United Mexican States	4.750%	4/27/32	300	289
United Mexican States	7.500%	4/8/33	100	115
United Mexican States	6.750%	9/27/34	200	216
United Mexican States	6.350%	2/9/35	300	314
United Mexican States	6.050%	1/11/40	883	891
United Mexican States	4.280%	8/14/41	665	551
United Mexican States	4.750%	3/8/44	765	656
United Mexican States	5.550%	1/21/45	200	191
United Mexican States	4.600%	1/23/46	600	500
United Mexican States	4.350%	1/15/47	360	290
United Mexican States	4.600%	2/10/48	255	210
United Mexican States	4.500%	1/31/50	200	163
United Mexican States	5.000%	4/27/51	600	521
United Mexican States	4.400%	2/12/52	300	238
United Mexican States	6.338%	5/4/53	600	612
United Mexican States	3.771%	5/24/61	800	542
United Mexican States	5.750%	10/12/10	342	306
Total Sovereign Bonds (Cost $156,791)				145,704
Taxable Municipal Bonds (0.6%)
Alabama Economic Settlement Authority Miscellaneous Revenue	3.163%	9/15/25	30	29
American Municipal Power Inc. Electric Power & Light Revenue (Combination Hydroelectric Projects)	8.084%	2/15/50	175	237
American Municipal Power Inc. Electric Power & Light Revenue (MELDAHL Hydroelectric Project)	7.499%	2/15/50	50	62
Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	100	117
Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	250	291
Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	100	127
Bay Area Toll Authority Highway Revenue	6.907%	10/1/50	100	126
Bay Area Toll Authority Highway Revenue	3.126%	4/1/55	100	71
California Earthquake Authority Miscellaneous Revenue	5.603%	7/1/27	60	61
California GO	3.375%	4/1/25	100	98
California GO	2.650%	4/1/26	75	72
California GO	1.700%	2/1/28	100	90
California GO	3.500%	4/1/28	150	145
California GO	2.500%	10/1/29	70	63
California GO	6.000%	3/1/33	100	109
California GO	4.500%	4/1/33	190	187
California GO	7.500%	4/1/34	350	425
California GO	5.125%	3/1/38	100	101
California GO	4.600%	4/1/38	300	289
California GO	7.550%	4/1/39	630	795
California GO	7.300%	10/1/39	75	91
California GO	7.350%	11/1/39	375	455
California GO	7.625%	3/1/40	205	257
California GO	7.600%	11/1/40	200	255
California GO	5.200%	3/1/43	100	99
California State University College & University Revenue	3.899%	11/1/47	50	43
California State University College & University Revenue	2.975%	11/1/51	140	100
California State University College & University Revenue	5.183%	11/1/53	100	101
Central Puget Sound Regional Transit Authority Sales Tax Revenue	5.491%	11/1/39	50	53
Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	125	142
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	75	71
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.572%	1/1/54	40	38
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	117	133
	Clark County Department of Aviation Port, Airport & Marina Revenue	6.820%	7/1/45	100	122
	Commonwealth Financing Authority Appropriations Revenue	3.807%	6/1/41	105	92
	Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	100	91
	Commonwealth of Massachusetts GO	5.456%	12/1/39	150	157
	Commonwealth of Massachusetts GO	2.514%	7/1/41	50	37
	Commonwealth of Massachusetts GO	2.813%	9/1/43	225	168
	Commonwealth of Massachusetts GO	2.900%	9/1/49	100	73
	Commonwealth of Massachusetts Miscellaneous Taxes Revenue	4.110%	7/15/31	189	187
	Commonwealth of Massachusetts Transportation Fund Fuel Sales Tax Revenue	5.731%	6/1/40	50	53
	Connecticut GO	5.090%	10/1/30	175	176
	Connecticut GO	5.850%	3/15/32	200	214
	Cook County IL GO	6.229%	11/15/34	50	53
	Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	100	112
	Dallas Area Rapid Transit Sales Tax Revenue	5.022%	12/1/48	50	51
	Dallas Convention Center Hotel Development Corp. Hotel Occupancy Tax Revenue	7.088%	1/1/42	75	85
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	2.994%	11/1/38	200	167
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	3.144%	11/1/45	75	59
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	4.507%	11/1/51	100	93
[11]	Dallas Independent School District GO	6.450%	2/15/35	100	101
	District of Columbia Income Tax Revenue	5.591%	12/1/34	50	53
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	150	149
	East Bay Municipal Utility District Water System Water Revenue	5.874%	6/1/40	85	93
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	140	117
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	236	269
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	143	163
	Georgia Municipal Electric Authority Electric Power & Light Revenue	7.055%	4/1/57	71	79
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.115%	6/1/38	100	81
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	160	146
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/50	200	150
	Grand Parkway Transportation Corp. Highway Revenue	3.236%	10/1/52	395	297
	Houston TX GO	6.290%	3/1/32	100	106
	Illinois GO	5.100%	6/1/33	1,505	1,489
	Illinois GO	6.630%	2/1/35	92	97
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	50	55
	Indiana Finance Authority Appropriations Revenue	3.051%	1/1/51	75	57
	JobsOhio Beverage System Miscellaneous Revenue	3.985%	1/1/29	125	123
	JobsOhio Beverage System Miscellaneous Revenue	4.532%	1/1/35	100	99
	JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	75	61

58

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Los Angeles CA Community College District GO	1.606%	8/1/28	100	90
Los Angeles CA Community College District GO	1.806%	8/1/30	150	128
Los Angeles CA Community College District GO	2.106%	8/1/32	100	83
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	208
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	133
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	226
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	79
Los Angeles County Public Works Financing Authority Lease (Abatement) Revenue	7.618%	8/1/40	50	62
Los Angeles Department of Water & Power Electric Power & Light Revenue	6.574%	7/1/45	100	119
Los Angeles Department of Water & Power Water Revenue	6.603%	7/1/50	100	122
Louisiana Gasoline & Fuel Sales Tax Revenue	2.952%	5/1/41	50	39
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	3.615%	2/1/29	119	116
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	5.081%	6/1/31	92	93
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	4.145%	2/1/33	100	98
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	5.048%	12/1/34	100	102
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	4.475%	8/1/39	150	145
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	5.198%	12/1/39	200	206
Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.197%	7/1/50	150	109
Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	50	54
Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	100	106
Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	50	43
Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	100	73
Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	100	77
Metropolitan Government of Nashville & Davidson County Convention Center Authority Hotel Occupancy Tax Revenue	6.731%	7/1/43	50	57
Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	400	496
Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	50	51
Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	175	171
Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue	7.462%	10/1/46	85	108
Metropolitan Water Reclamation District of Greater Chicago GO	5.720%	12/1/38	100	107
Miami-Dade County FL Aviation Port, Airport & Marina Revenue	4.280%	10/1/41	125	114
Miami-Dade County FL Water & Sewer System Water Revenue	3.490%	10/1/42	75	63
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	75	65
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	200	164
	Michigan State University College & University Revenue	4.496%	8/15/48	50	48
	Michigan State University College & University Revenue	4.165%	8/15/22	100	81
	Mississippi GO	5.245%	11/1/34	50	52
	Missouri Health & Educational Facilities Authority College & University Revenue	3.229%	5/15/50	100	77
	Missouri Health & Educational Facilities Authority College & University Revenue	3.652%	8/15/57	100	81
[12]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	225	243
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	6.561%	12/15/40	200	226
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.131%	6/15/42	75	64
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	100	125
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	400	484
	New York City Municipal Water Finance Authority Water Revenue	5.750%	6/15/41	50	55
	New York City Municipal Water Finance Authority Water Revenue	5.952%	6/15/42	50	56
	New York City Municipal Water Finance Authority Water Revenue	6.011%	6/15/42	50	56
	New York City Municipal Water Finance Authority Water Revenue	5.440%	6/15/43	100	106
	New York City Municipal Water Finance Authority Water Revenue	5.882%	6/15/44	175	195
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.767%	8/1/36	140	145
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.572%	11/1/38	75	77
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	100	103
	New York NY GO	5.517%	10/1/37	50	52
	New York NY GO	6.271%	12/1/37	100	110
	New York NY GO	5.828%	10/1/53	100	113
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	100	104
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	85	74
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	50	42
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	100	94
	New York State Urban Development Corp. Income Tax Revenue	5.770%	3/15/39	150	154
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	50	38
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	150	185
	Ohio State University College & University Revenue	4.910%	6/1/40	100	100
	Ohio State University College & University Revenue	4.800%	6/1/11	100	95
	Ohio Turnpike & Infrastructure Commission Highway Revenue	3.216%	2/15/48	75	56
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	150	162
	Oregon GO	5.892%	6/1/27	75	77
[13]	Oregon School Boards Association GO	5.528%	6/30/28	43	44
[14]	Oregon State University College & University Revenue	3.424%	3/1/60	150	114

59

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Pennsylvania State University College & University Revenue	2.790%	9/1/43	50	38
Pennsylvania State University College & University Revenue	2.840%	9/1/50	100	73
Pennsylvania Turnpike Commission Highway Revenue	5.511%	12/1/45	75	79
Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/49	75	57
Permanent University Fund - University of Texas System College & University Revenue	3.376%	7/1/47	50	41
Philadelphia PA Water & Wastewater Water Revenue	2.926%	7/1/45	50	38
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	75	81
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.960%	8/1/46	250	244
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.310%	8/1/46	100	98
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.031%	9/1/48	30	26
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.139%	2/15/51	200	151
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	100	101
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	150	105
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	275	251
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	100	97
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	100	70
Port of Morrow OR Nuclear Revenue (Bonneville Cooperation Project No. 7)	2.543%	9/1/40	100	75
Regional Transportation District Sales Tax Revenue	5.844%	11/1/50	100	109
Riverside County CA Appropriations Revenue	3.818%	2/15/38	50	46
Rutgers State University of New Jersey College & University Revenue	5.665%	5/1/40	50	53
Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	25	20
Rutgers State University of New Jersey College & University Revenue	3.915%	5/1/19	75	56
Sales Tax Securitization Corp. Illinois Sales Tax Revenue	3.820%	1/1/48	50	41
Sales Tax Securitization Corp. Illinois Sales Tax Revenue	4.787%	1/1/48	100	95
Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/43	75	63
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	4.839%	1/1/41	150	148
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	125	136
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/41	125	134
San Diego County Water Authority Water Revenue	6.138%	5/1/49	100	112
San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	100	124
San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	3.375%	8/1/34	100	90
South Carolina Public Service Authority Electric Power & Light Revenue	6.454%	1/1/50	100	113
State Board of Administration Finance Corp. Miscellaneous Revenue	1.258%	7/1/25	325	308
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	250	226
	State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	250	213
	State Public School Building Authority Miscellaneous Revenue	5.000%	9/15/27	50	51
	Texas GO	5.517%	4/1/39	180	193
	Texas GO	4.681%	4/1/40	50	49
	Texas GO	3.211%	4/1/44	225	183
	Texas Natural Gas Securitization Finance Corp. Natural Gas Revenue	5.102%	4/1/35	250	255
	Texas Natural Gas Securitization Finance Corp. Natural Gas Revenue	5.169%	4/1/41	300	310
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	175	142
	Texas Transportation Commission GO	2.562%	4/1/42	100	76
	Texas Transportation Commission GO	2.472%	10/1/44	125	89
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	175	179
	Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	100	96
[13]	Tucson AZ COP	2.856%	7/1/47	50	38
	University of California College & University Revenue	0.883%	5/15/25	100	95
	University of California College & University Revenue	3.063%	7/1/25	100	98
	University of California College & University Revenue	1.316%	5/15/27	100	91
	University of California College & University Revenue	1.614%	5/15/30	125	106
	University of California College & University Revenue	5.946%	5/15/45	175	192
	University of California College & University Revenue	3.071%	5/15/51	100	72
	University of California College & University Revenue	4.858%	5/15/12	225	212
	University of California College & University Revenue	4.767%	5/15/15	100	92
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	350	409
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	50	58
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	130	92
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/53	100	93
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/20	60	42
	University of Michigan College & University Revenue	2.437%	4/1/40	100	75
	University of Michigan College & University Revenue	2.562%	4/1/50	100	68
	University of Michigan College & University Revenue	4.454%	4/1/22	225	202
	University of Nebraska Facilities Corp. College & University Revenue	3.037%	10/1/49	65	50
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	3.555%	9/15/19	100	69
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	100	100
	University of Texas System Regents College & University Revenue	3.354%	8/15/47	50	40

60

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of Texas System Regents College & University Revenue	2.439%	8/15/49	50	33
	University of Virginia College & University Revenue	2.256%	9/1/50	335	212
	University of Virginia College & University Revenue	4.179%	9/1/17	50	43
	Utah GO	4.554%	7/1/24	10	10
	Utah GO	3.539%	7/1/25	23	23
	Washington GO	5.140%	8/1/40	150	154
[13]	Wisconsin Appropriations Revenue	5.700%	5/1/26	50	51
	Wisconsin Appropriations Revenue	3.154%	5/1/27	100	96
	Wisconsin Appropriations Revenue	3.954%	5/1/36	250	233
Total Taxable Municipal Bonds (Cost $29,613)					27,387
				Shares
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[15]	Vanguard Market Liquidity Fund (Cost $20,511)	5.435%		205,126	20,509
Total Investments (99.8%) (Cost $4,707,382)					4,313,306
Other Assets and Liabilities—Net (0.2%)					9,183
Net Assets (100%)					4,322,489
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2023.
4	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate value was $8,535,000, representing 0.2% of net assets.
6	Guaranteed by the Government of Canada.
7	U.S. government-guaranteed.
8	Guaranteed by the Government of Japan.
9	Guaranteed by the Federal Republic of Germany.
10	Guaranteed by the Republic of Austria.
11	Scheduled principal and interest payments are guaranteed by Texas Permanent School Fund.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
14	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1YR—1-year.
CMT—Constant Maturing Treasury Rate.
COP—Certificate of Participation.
DAC—Designated Activity Company.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1-year.
RFUCCT6M—Refinitiv USD IBOR Consumer Cash Fallbacks Term 6-month.
UMBS—Uniform Mortgage-Backed Securities.
See accompanying Notes, which are an integral part of the Financial Statements.
61

Total Bond Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,686,871)	4,292,797
Affiliated Issuers (Cost $20,511)	20,509
Total Investments in Securities	4,313,306
Investment in Vanguard	137
Receivables for Investment Securities Sold	33,738
Receivables for Accrued Income	31,171
Receivables for Capital Shares Issued	1,846
Total Assets	4,380,198
Liabilities
Payables for Investment Securities Purchased	55,118
Payables for Capital Shares Redeemed	2,327
Payables to Vanguard	264
Total Liabilities	57,709
Net Assets	4,322,489
At December 31, 2023, net assets consisted of:

Paid-in Capital	4,701,177
Total Distributable Earnings (Loss)	(378,688)
Net Assets	4,322,489

Net Assets
Applicable to 406,703,572 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,322,489
Net Asset Value Per Share	$10.63

See accompanying Notes, which are an integral part of the Financial Statements.
62

Total Bond Market Index Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Interest[1]	126,904
Total Income	126,904
Expenses
The Vanguard Group—Note B
Investment Advisory Services	90
Management and Administrative	5,096
Marketing and Distribution	242
Custodian Fees	45
Auditing Fees	81
Shareholders’ Reports	143
Trustees’ Fees and Expenses	2
Other Expenses	23
Total Expenses	5,722
Expenses Paid Indirectly	(7)
Net Expenses	5,715
Net Investment Income	121,189
Realized Net Gain (Loss)
Investment Securities Sold[1]	(47,690)
Futures Contracts	6
Realized Net Gain (Loss)	(47,684)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	151,587
Net Increase (Decrease) in Net Assets Resulting from Operations	225,092
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $831,000, $5,000, less than $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	121,189	98,686
Realized Net Gain (Loss)	(47,684)	(47,018)
Change in Unrealized Appreciation (Depreciation)	151,587	(687,610)
Net Increase (Decrease) in Net Assets Resulting from Operations	225,092	(635,942)
Distributions
Total Distributions	(99,185)	(120,844)
Capital Share Transactions
Issued	641,288	515,314
Issued in Lieu of Cash Distributions	99,185	120,844
Redeemed	(516,387)	(778,104)
Net Increase (Decrease) from Capital Share Transactions	224,086	(141,946)
Total Increase (Decrease)	349,993	(898,732)
Net Assets
Beginning of Period	3,972,496	4,871,228
End of Period	4,322,489	3,972,496

See accompanying Notes, which are an integral part of the Financial Statements.
63

Total Bond Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.32	$12.22	$12.81	$12.21	$11.54
Investment Operations
Net Investment Income[1]	.306	.250	.228	.277	.324
Net Realized and Unrealized Gain (Loss) on Investments	.262	(1.844)	(.454)	.635	.657
Total from Investment Operations	.568	(1.594)	(.226)	.912	.981
Distributions
Dividends from Net Investment Income	(.258)	(.226)	(.260)	(.312)	(.311)
Distributions from Realized Capital Gains	—	(.080)	(.104)	—	—
Total Distributions	(.258)	(.306)	(.364)	(.312)	(.311)
Net Asset Value, End of Period	$10.63	$10.32	$12.22	$12.81	$12.21
Total Return	5.58%	-13.21%	-1.72%	7.58%	8.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,322	$3,972	$4,871	$4,867	$4,300
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%[2]	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.97%	2.30%	1.85%	2.20%	2.72%
Portfolio Turnover Rate[3]	40%	42%	69%	94%	80%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 8%, 12%, 33%, 28%, and 19%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
64

Total Bond Market Index Portfolio
Notes to Financial Statements
The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio
65

Total Bond Market Index Portfolio
trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period.
The portfolio had no open futures contracts at December 31, 2023.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management,
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Total Bond Market Index Portfolio
administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $137,000, representing less than 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2023, custodian fee offset arrangements reduced the portfolio’s expenses by $7,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,853,848	—	2,853,848
Asset-Backed/Commercial Mortgage-Backed Securities	—	110,295	—	110,295
Corporate Bonds	—	1,155,563	—	1,155,563
Sovereign Bonds	—	145,704	—	145,704
Taxable Municipal Bonds	—	27,387	—	27,387
Temporary Cash Investments	20,509	—	—	20,509
Total	20,509	4,292,797	—	4,313,306
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	116,495
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(402,736)
Capital Loss Carryforwards	(92,447)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(378,688)
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Total Bond Market Index Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	99,185	89,181
Long-Term Capital Gains	—	31,663
Total	99,185	120,844
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,716,043
Gross Unrealized Appreciation	27,311
Gross Unrealized Depreciation	(430,047)
Net Unrealized Appreciation (Depreciation)	(402,736)
F.	During the year ended December 31, 2023, the portfolio purchased $216,053,000 of investment securities and sold $169,256,000 of investment securities, other than U.S. government securities andtemporary cash investments. Purchases and sales of U.S. government securities were $1,639,660,000 and $1,440,615,000, respectively.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	62,286	47,186
Issued in Lieu of Cash Distributions	9,620	10,897
Redeemed	(50,251)	(71,707)
Net Increase (Decrease) in Shares Outstanding	21,655	(13,624)
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 28% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
68

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023 the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
69

Tax information (unaudited)
The portfolio hereby designates $44,544,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
70

"Bloomberg®" and Bloomberg U.S. Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Bond Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Bond Market Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Bond Market Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Bond Market Index Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Total Bond Market Index Portfolio customers, in connection with the administration, marketing or trading of the Total Bond Market Index Portfolio.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690GBI 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Growth Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
Advisor's Report	2
About Your Portfolio’s Expenses	3
Performance Summary	4
Financial Statements	6
Trustees Approve Advisory Arrangement	16
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Growth Portfolio returned 40.13%, lagging the 42.68% return of its benchmark, the Russell 1000 Growth Index.
•	With inflation continuing to ease, a number of major central banks left off hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	Weak stock selection in health care, communication services, and consumer staples drove the portfolio’s underperformance relative to its benchmark. An overweight allocation to financials detracted notably. On the other side of the ledger, stock selection in industrials helped, as did an underweight allocation to consumer staples.
•	Please note that the portfolio's returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

Advisor’s Report
The Growth Portfolio returned 40.13% for the 12 months ended December 31, 2023. It lagged the 42.68% return of its benchmark, the Russell 1000 Growth Index.
Investment strategy
The portfolio seeks to outperform growth indexes and, over the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.
Review of the period
U.S. equities, as measured by the Standard & Poor’s 500 Index, returned +26.29% for the period. Growth stocks outperformed value, while large-capitalization companies outpaced small- and mid-caps, as measured by the Russell indexes.
For the 12 months, the portfolio underperformed the benchmark, driven by negative stock selection in the health care, communication services, and consumer staples sectors. By contrast, the approach delivered positive stock selection within industrials. Sector allocation, a result of our bottom-up selection process, had mixed effects, with an overweight to financials detracting notably and an underweight to consumer staples contributing most.
Notable detractors included an overweight position in ZoomInfo Technologies, an underweight position in Tesla, and an out-of-benchmark position in Schlumberger. Shares of U.S.-based ZoomInfo, an information technology company selling software and data that enable salespeople to be more effective and productive, declined over the 12 months as macroeconomic pressures slowed down certain customers’ spending and hiring. The stock price reflects the market’s negative view on ZoomInfo’s long-term prospects; we remain positive about those prospects and maintain an overweight position in the company. Tesla’s share price rose in the period even as its earnings expectations for 2023 and 2024 declined materially. We believe this price reflects significant optimism about the future of the electric vehicle (EV) manufacturer, particularly as it relates to exposure to artificial intelligence. Although we expect adoption of EVs will continue to increase over the long term, Tesla will face increasing competitive pressures that we believe are not properly reflected in its share price. We continue to hold an underweight position in the company. The share price of Schlumberger, an oilfield services company, declined. We eliminated our out-of-benchmark exposure on the back of softening oil prices and a more fully appreciated valuation which led the team to fund other opportunities.
Top contributors to relative performance included an overweight to Uber Technologies, not owning AbbVie, and an overweight to MongoDB. Uber, a technology application that matches transportation with people, food, and other products, has benefited from its recent cost optimization and its strong competitive position. As overhead reduction continued and operational strength increased, company fundamentals strengthened. A lack of exposure to large-cap pharmaceutical company AbbVie helped relative performance. Declining sales for AbbVie’s biggest blockbuster drug, Humira, are reigniting investor worries about revenue erosion as more affordable alternatives come to market. Shares of MongoDB, a cloud database company, rose after the firm reported results that exceeded expectations. MongoDB’s potential to benefit from AI tailwinds also contributed to its strong performance.
From a positioning perspective, the portfolio increased its active exposure to financials and real estate and reduced exposure and moved to underweight allocations in information technology health care. It also eliminated its exposure to energy and consumer staples. At the end of the period, the portfolio was most overweight financials, real estate, and communication services relative to the benchmark; it was most underweight consumer staples, consumer discretionary, and information technology.
The Growth Portfolio consists of high-quality, growing companies protected by sustainable barriers to entry and benefiting from long-term secular trends. We continue to believe that powerful structural changes in our economy are moving hundreds of billions of dollars into new business areas such as electronic payments, e-commerce, digital media, life sciences, and cloud computing. By identifying competitively advantaged companies at the forefront of these trends and applying our rigorous valuation discipline, we believe this portfolio should outperform over the long term. We are excited about the holdings in the portfolio and believe they are well-positioned to outperform across a variety of market environments going forward.
Portfolio Manager:
Andrew J. Shilling, CFA,
Senior Managing Director
Wellington Management Company llp
January 12, 2024
2

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Growth Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,098.40	$1.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.54	1.68
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Growth Portfolio	40.13%	16.08%	12.88%	$33,598
Russell 1000 Growth Index	42.68	19.50	14.86	39,972
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
See Financial Highlights for dividend and capital gains information.
4

Growth Portfolio
Portfolio Allocation
As of December 31, 2023
Communication Services	12.8%
Consumer Discretionary	11.7
Financials	15.1
Health Care	9.4
Industrials	5.5
Information Technology	41.7
Real Estate	3.8
The table reflects the portfolio’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
5

Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Communication Services (12.7%)
*	Alphabet Inc. Class C	626,123	88,239
*	Meta Platforms Inc. Class A	116,148	41,112
*	Netflix Inc.	31,279	15,229
*	ZoomInfo Technologies Inc.	532,004	9,837
			154,417
Consumer Discretionary (11.7%)
*	Amazon.com Inc.	565,640	85,943
	TJX Cos. Inc.	165,309	15,508
*	Airbnb Inc. Class A	106,783	14,537
	Hilton Worldwide Holdings Inc.	74,345	13,537
*	Lululemon Athletica Inc.	12,120	6,197
*	Tesla Inc.	22,218	5,521
			141,243
Financials (15.1%)
	Mastercard Inc. Class A	115,932	49,446
	S&P Global Inc.	41,936	18,474
*	FleetCor Technologies Inc.	64,970	18,361
	Progressive Corp.	110,633	17,622
	Visa Inc. Class A	48,012	12,500
	MSCI Inc.	21,285	12,040
	Ares Management Corp. Class A	85,509	10,169
	Marsh & McLennan Cos. Inc.	51,305	9,721
	Morgan Stanley	99,378	9,267
	KKR & Co. Inc.	104,481	8,656
	Global Payments Inc.	56,745	7,206
	Blackstone Inc.	38,855	5,087
	American Express Co.	21,100	3,953
			182,502
Health Care (9.4%)
	UnitedHealth Group Inc.	57,057	30,039
	Eli Lilly & Co.	43,146	25,151
	Zoetis Inc.	84,399	16,658
	Danaher Corp.	68,554	15,859
*	Vertex Pharmaceuticals Inc.	27,423	11,158
*	Boston Scientific Corp.	107,856	6,235
	Stryker Corp.	17,088	5,117
*	Mettler-Toledo International Inc.	2,801	3,398
			113,615
		Shares	Market Value• ($000)
Industrials (5.4%)
*	Uber Technologies Inc.	263,754	16,239
	TransUnion	208,064	14,296
*	Copart Inc.	210,110	10,295
	General Dynamics Corp.	34,516	8,963
	Airbus SE ADR	188,238	7,260
	Waste Connections Inc. (XTSE)	40,321	6,019
	IDEX Corp.	12,319	2,675
			65,747
Information Technology (41.4%)
	Microsoft Corp.	388,738	146,181
	Apple Inc.	573,723	110,459
	NVIDIA Corp.	134,394	66,555
	Intuit Inc.	29,371	18,358
	Monolithic Power Systems Inc.	27,348	17,251
*	ServiceNow Inc.	22,314	15,765
*	Advanced Micro Devices Inc.	103,660	15,281
*	Salesforce Inc.	54,640	14,378
*	Atlassian Corp. Ltd. Class A	59,555	14,166
*	MongoDB Inc.	32,957	13,474
	ASML Holding NV GDR (Registered)	16,105	12,190
*	HubSpot Inc.	20,994	12,188
*	ANSYS Inc.	28,556	10,362
	Microchip Technology Inc.	107,267	9,673
*	Shopify Inc. Class A (XTSE)	118,034	9,195
*	Cadence Design Systems Inc.	32,288	8,794
*	Gartner Inc.	13,873	6,258
*,1	ARM Holdings plc ADR	25,437	1,911
*	VeriSign Inc.	1,903	392
			502,831
Real Estate (3.7%)
	American Tower Corp.	78,533	16,954
	Welltower Inc.	128,821	11,616
	Equinix Inc.	13,249	10,670
	Prologis Inc.	44,560	5,940
			45,180
Total Common Stocks (Cost $903,349)			1,205,535
		Shares	Market Value• ($000)
Temporary Cash Investments (1.0%)
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity Fund, 5.435%	13,295	1,329
		Face Amount ($000)
Repurchase Agreement (0.9%)
	Bank of America Securities LLC 5.340%, 1/2/24 (Dated 12/29/23, Repurchase Value $11,007,000, collateralized by Fannie Mae 3.000%, 9/1/48, Freddie Mac 0.000%–2.500%, 10/1/30–6/1/53, and Ginnie Mae 4.000%, 7/20/44, with a value of $11,220,000)	11,000	11,000
Total Temporary Cash Investments (Cost $12,329)			12,329
Total Investments (100.4%) (Cost $915,678)			1,217,864
Other Assets and Liabilities—Net (-0.4%)			(4,341)
Net Assets (100%)			1,213,523
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,247,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $1,328,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
6

Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $914,349)	1,216,535
Affiliated Issuers (Cost $1,329)	1,329
Total Investments in Securities	1,217,864
Investment in Vanguard	38
Cash	713
Receivables for Investment Securities Sold	185
Receivables for Accrued Income	230
Receivables for Capital Shares Issued	1,807
Total Assets	1,220,837
Liabilities
Payables for Investment Securities Purchased	4,577
Collateral for Securities on Loan	1,328
Payables to Investment Advisor	220
Payables for Capital Shares Redeemed	1,057
Payables to Vanguard	132
Total Liabilities	7,314
Net Assets	1,213,523
1 Includes $1,247,000 of securities on loan.
At December 31, 2023, net assets consisted of:

Paid-in Capital	950,483
Total Distributable Earnings (Loss)	263,040
Net Assets	1,213,523

Net Assets
Applicable to 47,894,989 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,213,523
Net Asset Value Per Share	$25.34

See accompanying Notes, which are an integral part of the Financial Statements.
7

Growth Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	6,217
Interest	900
Securities Lending—Net	2
Total Income	7,119
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,564
Performance Adjustment	(754)
The Vanguard Group—Note C
Management and Administrative	2,482
Marketing and Distribution	56
Custodian Fees	6
Auditing Fees	32
Shareholders’ Reports	22
Trustees’ Fees and Expenses	1
Other Expenses	9
Total Expenses	3,418
Expenses Paid Indirectly	(3)
Net Expenses	3,415
Net Investment Income	3,704
Realized Net Gain (Loss) on Investment Securities Sold[2]	(25,787)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[2]	367,317
Net Increase (Decrease) in Net Assets Resulting from Operations	345,234
1	Dividends are net of foreign withholding taxes of $45,000.
2	Realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were less than $1,000, and less than $1,000 respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,704	2,706
Realized Net Gain (Loss)	(25,787)	(9,198)
Change in Unrealized Appreciation (Depreciation)	367,317	(434,524)
Net Increase (Decrease) in Net Assets Resulting from Operations	345,234	(441,016)
Distributions
Total Distributions	(2,438)	(339,141)
Capital Share Transactions
Issued	139,476	113,930
Issued in Lieu of Cash Distributions	2,438	339,141
Redeemed	(126,725)	(153,998)
Net Increase (Decrease) from Capital Share Transactions	15,189	299,073
Total Increase (Decrease)	357,985	(481,084)
Net Assets
Beginning of Period	855,538	1,336,622
End of Period	1,213,523	855,538

See accompanying Notes, which are an integral part of the Financial Statements.
8

Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$18.13	$38.27	$35.94	$26.95	$22.82
Investment Operations
Net Investment Income (Loss)[1]	.078	.060	(.013)	.033	.108
Net Realized and Unrealized Gain (Loss) on Investments	7.184	(10.288)	5.826	10.536	7.119
Total from Investment Operations	7.262	(10.228)	5.813	10.569	7.227
Distributions
Dividends from Net Investment Income	(.052)	—	(.013)	(.104)	(.108)
Distributions from Realized Capital Gains	—	(9.912)	(3.470)	(1.475)	(2.989)
Total Distributions	(.052)	(9.912)	(3.483)	(1.579)	(3.097)
Net Asset Value, End of Period	$25.34	$18.13	$38.27	$35.94	$26.95
Total Return	40.13%	-33.37%	17.86%	43.09%	33.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,214	$856	$1,337	$1,247	$791
Ratio of Total Expenses to Average Net Assets[2]	0.33%[3]	0.34%[3]	0.41%	0.41%[3]	0.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%	0.27%	(0.04)%	0.11%	0.43%
Portfolio Turnover Rate	37%	33%	66%	41%	32%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.07%), (0.06%), 0.02%, 0.01%, and 0.01%.
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.33%, 0.34% and 0.40% for 2023, 2022 and 2020 respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Growth Portfolio
Notes to Financial Statements
The Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in
10

Growth Portfolio
Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. For the year ended December 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before a net decrease of $754,000 (0.07%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $38,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2023, these arrangements reduced the portfolio’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
11

Growth Portfolio
E.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,205,535	—	—	1,205,535
Temporary Cash Investments	1,329	11,000	—	12,329
Total	1,206,864	11,000	—	1,217,864
F.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,586
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	295,978
Capital Loss Carryforwards	(36,524)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	263,040
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	2,438	94,486
Long-Term Capital Gains	—	244,655
Total	2,438	339,141
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	921,886
Gross Unrealized Appreciation	328,814
Gross Unrealized Depreciation	(32,836)
Net Unrealized Appreciation (Depreciation)	295,978
12

Growth Portfolio
G.	During the year ended December 31, 2023, the portfolio purchased $412,639,000 of investment securities and sold $379,915,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2023, such purchases were $1,346,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	6,356	5,039
Issued in Lieu of Cash Distributions	124	13,911
Redeemed	(5,770)	(6,689)
Net Increase (Decrease) in Shares Outstanding	710	12,261
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 63% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
15

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Variable Insurance Funds Growth Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the portfolio’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm employs a traditional, bottom-up fundamental research approach to identify companies with sustainable competitive advantages that can drive a higher rate or longer duration of growth than the market expects, while trading at reasonable valuations. Wellington Management has advised the portfolio since 2010.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the portfolio’s expense ratio was below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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Q690G 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
High Yield Bond Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	5
Performance Summary	6
Financial Statements	8
Trustees Approve Advisory Arrangement	29
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The High Yield Bond Portfolio returned 11.66%, trailing the 12.14% return of its composite benchmark index.
•	With inflation continuing to ease, several major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	Bond yields ended 2023 mixed. U.S. Treasuries returned 4.05%, trailing corporate bonds (+8.52%) and mortgage-backed bonds (+5.05%), as measured by components of the Bloomberg U.S. Aggregate Bond Index.
•	By credit quality, lower-rated investment-grade bonds generally fared better than higher-rated ones; by maturity, longer-dated bonds outperformed those with shorter maturities.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

Advisors’ Report
For the 12 months ended December 31, 2023, the portfolio returned 11.66%, net of fees and expenses, compared with the benchmark return of 12.14%.
The portfolio’s 30-day SEC yield stood at 6.30% as of December 31, down 0.51 percentage point for the year. The 30-day SEC yield is a proxy for a portfolio’s potential annualized rate of income.
Your portfolio is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of portfolio assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on January 17, 2024.
Wellington Management Company llp
Portfolio Manager:
Elizabeth H. Shortsleeve, Senior Managing Director
Fixed income markets generated positive total returns during the year; higher-yielding sectors generally performed best, benefiting from their coupon advantage and spread-tightening. Moderating inflation and a pivot to more accommodative central bank policies fueled a strong rally to close out the year, which benefited high-yield bonds.
The 10-year U.S. Treasury yield ended December 2023 essentially unchanged at 3.88% despite elevated interest rate volatility over much of the period. The average dollar price of the high-yield market increased to $93 from $86 during the period, according to Bloomberg U.S. High Yield Index data. The spread of the high-yield market compared with Treasuries compressed to 323 basis points by year-end from a 469-basis-point spread at the end of 2022. (A basis point is one-hundredth of a percentage point.)
There was some dispersion in performance by credit quality over the year as market participants generally rewarded lower-quality credits. Lowest-rated CCC bonds performed best, returning 19.84%, according to Bloomberg U.S. High Yield Index data, while B- and BB-rated bonds returned 13.78% and 11.60%, respectively.
We advocate for a slightly defensive risk profile for high-yield investors and see the potential for better opportunities to add exposure at more attractive valuations in 2024. The Federal Reserve seems to be winning the fight against inflation, though it remains unclear whether the progress is attributable to tight monetary policy or to easing of supply shocks and depletion of consumer savings. Corporate fundamentals are only marginally deteriorating from a very strong starting point and the quality composition of the high-yield market remains historically strong. As a result, we do not expect a full-blown default cycle near term. However, we believe that current valuations underscore the need for more defensive risk positioning, particularly in the U.S. market.
Recent economic data have increased our confidence that a global disinflationary trend is taking hold. We are starting to observe softer manufacturing data, weaker consumer spending, and depletion of excess consumer savings in the lower-income cohorts. Normally at this stage of the economic cycle, relatively weaker consumer strength would translate into slowing investment spending; however, government fiscal spending programs may be distorting the true picture. Mild global recession remains a distinct possibility, but, on balance, we see a soft landing as more likely.
While the impact of higher borrowing costs so far has had a limited impact on corporate earnings and credit profiles, we expect that to change in the coming quarters as the economy slows. Default rates have already increased to 4.5%, which is close to historical averages. We envision that this number could move modestly higher but do not see a full-scale default cycle (meaning higher than the 8% to 10% range) on the horizon given the higher-quality composition of the high-yield market relative to past cycles. Despite concerns about the impact of rate increases, we do not believe higher interest expense alone will trigger a wave of defaults. The starting point of strong earnings and interest coverage provides ample cushion for deterioration, in our view. Still, we prefer to stick to more stable credit profiles with economic resilience and downside protection, and we select higher-risk issuers where we have high conviction in near-term catalysts.
Yields of U.S. Treasury Securities
Maturity	December 31, 2022	December 31, 2023
2 years	4.43%	4.25%
5 years	4.00	3.85
10 years	3.87	3.88
30 years	3.96	4.03
Source: Vanguard.
2

As market consensus now appears to embrace the soft-landing scenario, interest in high-yield fixed income among market participants has started to increase, but inflows represent a change from a very defensive stance overall. Although demand for high yield generally remains solid, we would not be surprised to see some crowding out due to relatively attractive yields offered across investment-grade corporate and government bond sectors. The quality of recent new issuance remains generally healthy, and we are not yet seeing widespread, aggressively structured deals or use of proceeds that increases leverage.
Among the tail risks we are monitoring, geopolitics and inflation dominate, though inflation should gradually dissipate as a concern, barring exogenous shocks. If the Fed engineers a soft landing, this should limit the magnitude of spread-widening compared with past downturns, but slower growth and elevated rates still pose risks to the high-yield market. At this stage, with valuations well below median and with elevated macro uncertainty, we believe the modest underrisked position is sensible. We believe there will be better opportunities for nimble, discerning active investors to increase exposure at wider spreads in the year ahead.
The portfolio’s shortfalls
Positioning in the pharmaceuticals and packaging sectors detracted from relative returns. Credit selection in the financial institutions and energy sectors also hurt relative results.
The portfolio’s successes
Positioning in the government-related and wirelines sectors benefited relative performance. Credit selection in the wirelines and leisure sectors also contributed favorably to relative returns.
The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains meaningful exposure to relatively higher-quality names in the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We also continue to deemphasize noncash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.
Vanguard Fixed Income Group
Portfolio Manager:
Michael Chang, CFA, Senior Portfolio Manager
Investment environment
For much of the period, concerns about inflation and whether policymakers’ efforts to rein it in might spur a global recession were top of mind for many investors.
Early on, energy prices continued to cool amid an outlook for slower economic growth, but price increases then began to broaden to other categories, notably the services sector, which felt the effects of tight labor markets.
With the prospect of inflation remaining stubbornly high, central banks including the Federal Reserve, the European Central Bank, and the Bank of England continued raising interest rates, but through less aggressive hikes than at some policy meetings in 2022.
Although progress was slow in developed markets, signs of inflation moderating and a growing belief that the Fed may have come to the end of its rate-hiking cycle contributed to a strong rally in stocks and bonds toward year-end.
Bond yields were volatile in 2023. The bellwether 10-year U.S. Treasury yield surged at times when the markets were anticipating rates to stay higher for longer, breaking above 4% in early March and climbing to around 5% in the fall. Its March decline—and another toward year-end— stemmed from stress in the banking sector and the Fed pivot from a tight monetary policy stance to signaling rate cuts in 2024. The 10-year yield nevertheless finished the year about where it started, at just under 3.9%. Yields for shorter-term Treasuries, however, ended the year mixed.
The broad U.S. investment-grade bond market returned 5.60% for the year, according to the Bloomberg U.S. Aggregate Float Adjusted Index. With the odds of a global recession falling and resilience in the jobs market and consumer spending, the average yield of corporate bonds over Treasuries narrowed during the period, leading them to return even more than the broad index.
Management of the portfolio
The primary driver of the portfolio’s performance was security selection, most notably increased exposure to consumer-facing leisure sectors and less exposure to the secularly challenged telecommunications and cable sectors. Our portfolio’s posture is to have a higher-quality tilt than the benchmark to cushion against risk of default. In 2023, being underweight to the credit sector was a detractor because returns were highest at the lower end of the credit spectrum for the period.
Limited high-yield issuance also helped provide technical support to the market. We expect supply to pick up in 2024 as more issuers look to refinance near-term debt maturities.
Outlook
Although some market participants are counting on a Goldilocks scenario in which inflation moderates without a slowdown in the economy, we see that as unlikely for several reasons. Even without further interest rate increases, the tightening in monetary policy that has already occurred will continue working its way through the financial system. There’s a risk that wage gains could help inflation remain sticky and above target, and consumers have been spending down the savings they accumulated during the pandemic.
3

We therefore continue to expect a mild recession in the U.S. in late 2024, which will eventually bring inflation closer to the Fed’s 2% target. And while the Fed may start cutting interest rates later this year, they are likely for some time to remain well above the low levels we have become accustomed to since the global financial crisis.
If the shallow recession we are expecting materializes, it will likely bring with it greater dispersion among issuers in the credit sector and more opportunities for us to add value through bottom-up security selection.
Whatever the markets may bring, our experienced global team of portfolio managers, traders, and credit analysts will continue to seek out attractive opportunities to produce competitive returns for our investors.
High Yield Bond Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	65	477	Combines bottom-up fundamental research with top-down strategy, comprehensive risk management, and a long-term investment horizon. Seeks to identify companies whose prospects are stable or improving and whose bonds offer an attractive yield.
Vanguard Fixed Income Group	32	236	Combines bottom-up fundamental research with top-down strategy. Security selection is based on a proprietary assessment of issuers and securities to identify durable business models and avoid excess credit losses and defaults.
Cash Investments	3	22	These short-term reserves are invested by Vanguard in fixed income securities and derivative products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
4

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
High Yield Bond Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,071.10	$1.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
5

High Yield Bond Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High Yield Bond Portfolio	11.66%	5.13%	4.34%	$15,297
High-Yield Corporate Composite Index	12.14	5.28	4.47	15,478
Bloomberg U.S. Corporate High Yield Bond Index	13.44	5.37	4.60	15,674
High-Yield Corporate Composite Index: Weighted 95% Bloomberg U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg U.S. 1-5 Year Treasury Bond Index.
See Financial Highlights for dividend and capital gains information.
6

High Yield Bond Portfolio
Portfolio Allocation
As of December 31, 2023
Communications	15.6%
Consumer Discretionary	16.6
Consumer Staples	3.3
Energy	11.3
Financials	7.3
Health Care	9.0
Industrials	9.7
Materials	9.7
Real Estate	1.5
Technology	8.1
U.S. Government Securities	5.5
Utilities	2.4
The table reflects the portfolio’s investments, except for short-term investments, derivatives and other financial instruments.
7

High Yield Bond Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (5.2%)
U.S. Government Securities (5.2%)
[1]	United States Treasury Note/Bond	2.500%	5/15/24	4,675	4,627
	United States Treasury Note/Bond	4.250%	5/31/25	148	147
	United States Treasury Note/Bond	2.875%	6/15/25	135	132
	United States Treasury Note/Bond	4.750%	7/31/25	342	344
	United States Treasury Note/Bond	5.000%	8/31/25	455	459
[1,2]	United States Treasury Note/Bond	3.500%	9/15/25	1,228	1,210
	United States Treasury Note/Bond	5.000%	9/30/25	2,500	2,526
	United States Treasury Note/Bond	4.500%	11/15/25	877	880
	United States Treasury Note/Bond	4.000%	2/15/26	4,475	4,455
	United States Treasury Note/Bond	3.750%	4/15/26	7,031	6,967
	United States Treasury Note/Bond	3.625%	5/15/26	2	2
	United States Treasury Note/Bond	4.500%	7/15/26	2,055	2,075
	United States Treasury Note/Bond	4.375%	8/15/26	1,283	1,292
	United States Treasury Note/Bond	4.625%	9/15/26	26	26
	United States Treasury Note/Bond	0.875%	9/30/26	300	276
	United States Treasury Note/Bond	4.625%	10/15/26	501	509
	United States Treasury Note/Bond	4.625%	11/15/26	108	110
[2]	United States Treasury Note/Bond	2.375%	5/15/27	504	479
	United States Treasury Note/Bond	3.125%	8/31/27	50	49
	United States Treasury Note/Bond	4.125%	10/31/27	159	160
[1]	United States Treasury Note/Bond	3.875%	11/30/27	2,439	2,435
	United States Treasury Note/Bond	1.250%	4/30/28	1,920	1,719
	United States Treasury Note/Bond	3.500%	4/30/28	519	511
	United States Treasury Note/Bond	1.125%	8/31/28	354	313
	United States Treasury Note/Bond	1.375%	10/31/28	1,963	1,748
	United States Treasury Note/Bond	2.375%	3/31/29	241	224
	United States Treasury Note/Bond	3.750%	6/30/30	862	855
	United States Treasury Note/Bond	4.000%	7/31/30	163	164
	United States Treasury Note/Bond	4.125%	8/31/30	1,140	1,156
	United States Treasury Note/Bond	3.375%	5/15/33	16	15
	United States Treasury Note/Bond	3.875%	8/15/33	221	221
	United States Treasury Note/Bond	4.250%	5/15/39	1	1
	United States Treasury Note/Bond	4.500%	8/15/39	1,107	1,174
	United States Treasury Note/Bond	4.625%	2/15/40	47	50
	United States Treasury Note/Bond	3.875%	5/15/43	651	623
	United States Treasury Note/Bond	3.000%	2/15/48	37	30
	United States Treasury Note/Bond	3.375%	11/15/48	451	394
	United States Treasury Note/Bond	3.000%	2/15/49	19	16
	United States Treasury Note/Bond	3.625%	2/15/53	12	11
	United States Treasury Note/Bond	3.625%	5/15/53	14	13
Total U.S. Government and Agency Obligations (Cost $38,073)					38,398
Corporate Bonds (88.0%)
Communications (14.9%)
[3]	Altice Financing SA	5.750%	8/15/29	1,585	1,401
[3,4]	Altice France SA	2.125%	2/15/25	585	620
[3]	Altice France SA	8.125%	2/1/27	400	368
[3]	Altice France SA	5.500%	1/15/28	2,235	1,838
[3]	Altice France SA	5.125%	7/15/29	1,610	1,253
[3]	Altice France SA	5.500%	10/15/29	1,270	995
[3,4]	Banijay Entertainment SASU	7.000%	5/1/29	450	523
[3]	Banijay Entertainment SASU	8.125%	5/1/29	900	927
	Belo Corp.	7.750%	6/1/27	940	959
	Belo Corp.	7.250%	9/15/27	307	311
[3]	Cable One Inc.	4.000%	11/15/30	387	314
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	1,398	1,389
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/27	1,055	1,021
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.000%	2/1/28	225	215
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	6/1/29	1,050	994
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	1,200	1,184
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	450	412
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/30	3,465	3,129
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/31	2,260	1,974
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	7.375%	3/1/31	1,350	1,384
	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/32	3,731	3,199
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	6/1/33	355	299
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	1/15/34	800	651
[3]	Clear Channel Outdoor Holdings Inc.	9.000%	9/15/28	1,360	1,419
[3]	Clear Channel Worldwide Holdings Inc.	5.125%	8/15/27	590	563
[3]	CSC Holdings LLC	5.500%	4/15/27	630	575
[3]	CSC Holdings LLC	11.250%	5/15/28	225	232
[3]	CSC Holdings LLC	6.500%	2/1/29	280	249
[3]	CSC Holdings LLC	5.750%	1/15/30	50	31
[3]	CSC Holdings LLC	4.125%	12/1/30	3,221	2,448
[3]	CSC Holdings LLC	4.625%	12/1/30	75	45
[3]	CSC Holdings LLC	3.375%	2/15/31	1,560	1,146
[3]	CSC Holdings LLC	4.500%	11/15/31	3,015	2,280
[3]	CSC Holdings LLC	5.000%	11/15/31	600	361
[3]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	935	878
	DISH DBS Corp.	5.875%	11/15/24	1,005	947
	DISH DBS Corp.	7.375%	7/1/28	800	482
[3]	DISH DBS Corp.	5.750%	12/1/28	700	566
[3]	DISH Network Corp.	11.750%	11/15/27	1,310	1,367
	Embarq Corp.	7.995%	6/1/36	350	216
[3]	Frontier Communications Holdings LLC	5.875%	10/15/27	485	468
[3]	Frontier Communications Holdings LLC	5.000%	5/1/28	3,840	3,548
[3]	Frontier Communications Holdings LLC	6.750%	5/1/29	380	340
	Frontier Communications Holdings LLC	5.875%	11/1/29	1,280	1,085
[3]	Frontier Communications Holdings LLC	8.750%	5/15/30	40	41
[3]	Frontier Communications Holdings LLC	8.625%	3/15/31	960	979
[3]	Go Daddy Operating Co. LLC / GD Finance Co. Inc.	3.500%	3/1/29	2,175	1,971
[3]	Iliad Holding SASU	6.500%	10/15/26	655	653
[3]	Iliad Holding SASU	7.000%	10/15/28	1,225	1,219
	Lamar Media Corp.	3.750%	2/15/28	1,660	1,565
	Lamar Media Corp.	4.875%	1/15/29	80	77
	Lamar Media Corp.	4.000%	2/15/30	1,745	1,612
	Lamar Media Corp.	3.625%	1/15/31	1,406	1,252
8

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Level 3 Financing Inc.	3.625%	1/15/29	698	293
[3]	Level 3 Financing Inc.	3.875%	11/15/29	185	157
[3]	Level 3 Financing Inc.	10.500%	5/15/30	725	707
[3,4]	Lorca Telecom Bondco SA	4.000%	9/18/27	1,685	1,810
[3]	Match Group Holdings II LLC	4.625%	6/1/28	140	134
[3]	Match Group Holdings II LLC	4.125%	8/1/30	374	340
[3]	Match Group Holdings II LLC	3.625%	10/1/31	575	497
[3]	News Corp.	3.875%	5/15/29	1,120	1,035
[3]	Nexstar Media Inc.	4.750%	11/1/28	540	498
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.000%	8/15/27	814	793
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.250%	1/15/29	785	708
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	2,372	2,127
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	7.375%	2/15/31	1,105	1,167
	Paramount Global Inc.	6.250%	2/28/57	904	794
	Paramount Global Inc.	6.375%	3/30/62	885	796
[3]	ROBLOX Corp.	3.875%	5/1/30	2,780	2,479
[3]	Scripps Escrow II Inc.	3.875%	1/15/29	1,560	1,377
[3]	Scripps Escrow II Inc.	5.375%	1/15/31	411	302
[3]	Scripps Escrow Inc.	5.875%	7/15/27	826	733
[3]	Sirius XM Radio Inc.	3.125%	9/1/26	310	293
[3]	Sirius XM Radio Inc.	4.000%	7/15/28	840	779
[3]	Sirius XM Radio Inc.	4.125%	7/1/30	1,570	1,406
[3]	Sirius XM Radio Inc.	3.875%	9/1/31	820	700
	Sprint LLC	7.125%	6/15/24	1,094	1,100
	TEGNA Inc.	4.625%	3/15/28	410	383
	TEGNA Inc.	5.000%	9/15/29	1,365	1,252
	Telecom Italia Capital SA	6.375%	11/15/33	361	354
	Telecom Italia Capital SA	6.000%	9/30/34	660	630
	Telecom Italia Capital SA	7.200%	7/18/36	660	665
	Telecom Italia Capital SA	7.721%	6/4/38	685	706
[3]	Telecom Italia SpA	5.303%	5/30/24	670	667
[3]	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	600	564
[3,4]	TMNL Holding BV	3.750%	1/15/29	915	957
[3]	Uber Technologies Inc.	8.000%	11/1/26	300	305
[3]	Uber Technologies Inc.	7.500%	9/15/27	450	466
[3]	Uber Technologies Inc.	6.250%	1/15/28	250	252
[3]	Uber Technologies Inc.	4.500%	8/15/29	1,600	1,526
[3]	Univision Communications Inc.	5.125%	2/15/25	138	138
[3]	Univision Communications Inc.	8.000%	8/15/28	950	982
[3]	Univision Communications Inc.	4.500%	5/1/29	55	49
[3]	Univision Communications Inc.	7.375%	6/30/30	155	155
[3]	UPC Broadband Finco BV	4.875%	7/15/31	2,160	1,903
[3]	UPC Holding BV	5.500%	1/15/28	2,630	2,481
[3]	Videotron Ltd.	5.375%	6/15/24	160	159
[5]	Videotron Ltd.	5.625%	6/15/25	275	207
[3]	Videotron Ltd.	5.125%	4/15/27	1,690	1,668
[3,5]	Videotron Ltd.	3.625%	6/15/28	2,690	1,884
[3]	Videotron Ltd.	3.625%	6/15/29	1,619	1,480
[3]	Virgin Media Secured Finance plc	5.500%	5/15/29	1,195	1,152
[3]	Virgin Media Secured Finance plc	4.500%	8/15/30	1,390	1,237
[3,6]	Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/28	990	1,160
[3]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	1,275	1,200
[3]	Vmed O2 UK Financing I plc	4.250%	1/31/31	3,140	2,752
[3]	VZ Secured Financing BV	5.000%	1/15/32	1,705	1,461
[3,4]	WMG Acquisition Corp.	2.750%	7/15/28	520	546
[3]	WMG Acquisition Corp.	3.875%	7/15/30	1,645	1,489
[3]	WMG Acquisition Corp.	3.000%	2/15/31	1,785	1,539
[3]	Ziggo BV	4.875%	1/15/30	2,189	1,948
					109,317
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Discretionary (15.6%)
[3]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	1,395	1,319
[3]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	1,500	1,433
[3]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	425	392
[3]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	3,405	3,064
[3]	Adient Global Holdings Ltd.	4.875%	8/15/26	540	531
	American Axle & Manufacturing Inc.	5.000%	10/1/29	585	518
[3]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	1,316	1,249
[3]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	1,360	1,212
	Asbury Automotive Group Inc.	4.500%	3/1/28	745	710
[3]	Asbury Automotive Group Inc.	4.625%	11/15/29	525	487
	Asbury Automotive Group Inc.	4.750%	3/1/30	464	433
[3]	Asbury Automotive Group Inc.	5.000%	2/15/32	645	588
[3]	Ashton Woods USA LLC / Ashton Woods Finance Co.	6.625%	1/15/28	95	93
[3]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	8/1/29	170	153
[3]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	4/1/30	1,037	935
	Bath & Body Works Inc.	6.694%	1/15/27	529	540
	Bath & Body Works Inc.	5.250%	2/1/28	40	40
[3]	Bath & Body Works Inc.	6.625%	10/1/30	1,065	1,090
	Bath & Body Works Inc.	6.875%	11/1/35	150	152
	Bath & Body Works Inc.	6.750%	7/1/36	25	25
[3]	Beacon Roofing Supply Inc.	4.125%	5/15/29	510	465
[3]	Beacon Roofing Supply Inc.	6.500%	8/1/30	450	461
	Boyd Gaming Corp.	4.750%	12/1/27	3,660	3,531
[3]	Boyd Gaming Corp.	4.750%	6/15/31	265	243
[3]	Boyne USA Inc.	4.750%	5/15/29	240	226
[3]	Builders FirstSource Inc.	5.000%	3/1/30	150	145
[3]	Builders FirstSource Inc.	4.250%	2/1/32	925	835
[3]	Caesars Entertainment Inc.	6.250%	7/1/25	2,992	2,991
[3]	Caesars Entertainment Inc.	8.125%	7/1/27	2,219	2,274
[3]	Caesars Entertainment Inc.	4.625%	10/15/29	1,575	1,424
[3]	Caesars Entertainment Inc.	7.000%	2/15/30	3,065	3,151
[3]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	888	888
[3]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	320	326
[3]	Carnival Corp.	7.625%	3/1/26	450	458
[3]	Carnival Corp.	5.750%	3/1/27	1,021	995
[3]	Carnival Corp.	9.875%	8/1/27	325	341
[3]	Carnival Corp.	4.000%	8/1/28	3,070	2,853
[3]	Carnival Corp.	6.000%	5/1/29	3,600	3,459
[3]	Carnival Corp.	7.000%	8/15/29	320	334
[3]	Carnival Corp.	10.500%	6/1/30	1,245	1,361
[3]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	775	847
[3]	CDI Escrow Issuer Inc.	5.750%	4/1/30	1,100	1,071
	Cedar Fair LP	5.250%	7/15/29	1,500	1,413
[3]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.500%	5/1/25	55	55
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	700	686
	Century Communities Inc.	6.750%	6/1/27	288	291
[3]	Century Communities Inc.	3.875%	8/15/29	1,028	930
[3]	Churchill Downs Inc.	5.500%	4/1/27	55	54
[3]	Churchill Downs Inc.	4.750%	1/15/28	470	447
[3]	Churchill Downs Inc.	6.750%	5/1/31	140	142
[3]	Cinemark USA Inc.	8.750%	5/1/25	45	45
[3]	Cinemark USA Inc.	5.875%	3/15/26	330	324
[3]	Cinemark USA Inc.	5.250%	7/15/28	1,005	922

9

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	547	547
[3]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	1,454	1,464
[3]	Clarios Global LP / Clarios US Finance Co.	6.750%	5/15/28	805	829
	Dana Inc.	5.625%	6/15/28	100	99
	Dana Inc.	4.500%	2/15/32	85	74
	Ford Motor Co.	9.625%	4/22/30	60	71
	Ford Motor Co.	3.250%	2/12/32	1,185	986
	Ford Motor Credit Co. LLC	4.134%	8/4/25	380	369
	Ford Motor Credit Co. LLC	3.375%	11/13/25	270	258
	Ford Motor Credit Co. LLC	4.389%	1/8/26	200	194
	Ford Motor Credit Co. LLC	6.950%	3/6/26	400	410
	Ford Motor Credit Co. LLC	2.700%	8/10/26	1,530	1,417
	Ford Motor Credit Co. LLC	6.800%	5/12/28	445	465
[3]	Gap Inc.	3.625%	10/1/29	745	636
[3]	Gap Inc.	3.875%	10/1/31	570	470
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	465	473
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	680	642
	Goodyear Tire & Rubber Co.	5.250%	7/15/31	685	624
	Griffon Corp.	5.750%	3/1/28	300	295
[3]	Hanesbrands Inc.	4.875%	5/15/26	2,974	2,862
[3]	Hanesbrands Inc.	9.000%	2/15/31	830	813
[3]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	254	255
[3]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	475	439
	KB Home	4.800%	11/15/29	405	388
	KB Home	7.250%	7/15/30	225	234
	KB Home	4.000%	6/15/31	1,335	1,203
[3]	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC	4.750%	6/1/27	1,123	1,107
[3]	Light & Wonder International Inc.	7.000%	5/15/28	630	637
[3]	Lithia Motors Inc.	4.625%	12/15/27	2,145	2,068
[3]	Lithia Motors Inc.	3.875%	6/1/29	465	422
[3]	Lithia Motors Inc.	4.375%	1/15/31	400	364
[3]	Live Nation Entertainment Inc.	4.875%	11/1/24	435	431
[3]	Live Nation Entertainment Inc.	3.750%	1/15/28	415	389
[3]	Masonite International Corp.	5.375%	2/1/28	265	256
[3]	Mattel Inc.	3.375%	4/1/26	825	786
[3]	Melco Resorts Finance Ltd.	4.875%	6/6/25	600	583
[3]	Melco Resorts Finance Ltd.	5.250%	4/26/26	200	192
[3]	Melco Resorts Finance Ltd.	5.375%	12/4/29	725	640
[3]	Meritage Homes Corp.	3.875%	4/15/29	295	271
	MGM Resorts International	6.750%	5/1/25	150	151
	MGM Resorts International	5.750%	6/15/25	1,695	1,691
[3]	Michaels Cos. Inc.	5.250%	5/1/28	1,625	1,296
[3]	Michaels Cos. Inc.	7.875%	5/1/29	943	600
[3]	NCL Corp Ltd.	8.375%	2/1/28	1,505	1,596
[3]	NCL Corp. Ltd.	8.125%	1/15/29	670	703
[3]	NCL Corp. Ltd.	7.750%	2/15/29	645	647
	Newell Brands Inc.	5.200%	4/1/26	447	440
	Newell Brands Inc.	6.375%	9/15/27	986	984
	Newell Brands Inc.	6.625%	9/15/29	194	193
[3]	Ontario Gaming GTA LP	8.000%	8/1/30	275	285
[3]	Openlane Inc.	5.125%	6/1/25	245	241
[3]	PetSmart Inc. / PetSmart Finance Corp.	4.750%	2/15/28	1,265	1,189
[3]	PetSmart Inc. / PetSmart Finance Corp.	7.750%	2/15/29	185	180
[3]	Royal Caribbean Cruises Ltd.	4.250%	7/1/26	295	285
[3]	Royal Caribbean Cruises Ltd.	5.500%	8/31/26	2,270	2,251
[3]	Royal Caribbean Cruises Ltd.	5.375%	7/15/27	1,345	1,325
[3]	Royal Caribbean Cruises Ltd.	11.625%	8/15/27	835	911
[3]	Royal Caribbean Cruises Ltd.	5.500%	4/1/28	890	878
[3]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	1,851	1,968
[3]	Royal Caribbean Cruises Ltd.	9.250%	1/15/29	155	167
[3]	Royal Caribbean Cruises Ltd.	7.250%	1/15/30	138	144
	Sands China Ltd.	5.375%	8/8/25	600	591
	Sands China Ltd.	5.650%	8/8/28	1,065	1,050
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sands China Ltd.	4.625%	6/18/30	400	364
	Sands China Ltd.	3.500%	8/8/31	1,005	837
	Service Corp. International	4.625%	12/15/27	370	360
	Service Corp. International	5.125%	6/1/29	2,105	2,073
	Service Corp. International	3.375%	8/15/30	705	619
	Service Corp. International	4.000%	5/15/31	1,790	1,603
[3]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	1,028	968
	Tapestry Inc.	7.350%	11/27/28	290	304
	Tapestry Inc.	7.700%	11/27/30	300	316
	Tapestry Inc.	7.850%	11/27/33	275	294
[3]	Taylor Morrison Communities Inc.	5.875%	6/15/27	450	453
[3]	Taylor Morrison Communities Inc.	5.125%	8/1/30	690	669
[3]	Tempur Sealy International Inc.	3.875%	10/15/31	589	497
	Under Armour Inc.	3.250%	6/15/26	1,410	1,333
[3]	Viking Cruises Ltd.	9.125%	7/15/31	960	1,028
[3]	William Carter Co.	5.625%	3/15/27	404	400
[3]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	851	847
[3]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	1,510	1,477
[3]	Wynn Macau Ltd.	5.500%	1/15/26	650	633
[3]	Wynn Macau Ltd.	5.500%	10/1/27	400	376
[3]	Wynn Macau Ltd.	5.625%	8/26/28	160	148
[3]	Wynn Macau Ltd.	5.125%	12/15/29	1,640	1,459
[3]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	5.125%	10/1/29	78	74
[3]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	7.125%	2/15/31	1,175	1,223
[3]	Yum! Brands Inc.	4.750%	1/15/30	1,095	1,060
	Yum! Brands Inc.	3.625%	3/15/31	1,440	1,299
	Yum! Brands Inc.	4.625%	1/31/32	460	430
					114,525
Consumer Staples (3.2%)
[3]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	6.500%	2/15/28	340	345
	B&G Foods Inc.	5.250%	9/15/27	2,470	2,248
[3]	B&G Foods Inc.	8.000%	9/15/28	855	900
[3]	Coty Inc.	5.000%	4/15/26	40	39
[3]	Coty Inc. / HFC Prestige Products Inc. / HFC Prestige International US LLC	4.750%	1/15/29	145	139
[3]	Coty Inc. / HFC Prestige Products Inc. / HFC Prestige International US LLC	6.625%	7/15/30	760	781
[3,4]	Darling Global Finance BV	3.625%	5/15/26	395	429
[3]	Darling Ingredients Inc.	5.250%	4/15/27	855	842
[3]	Darling Ingredients Inc.	6.000%	6/15/30	175	175
[3]	Energizer Holdings Inc.	4.750%	6/15/28	3,530	3,284
[3]	Energizer Holdings Inc.	4.375%	3/31/29	555	499
[3]	Lamb Weston Holdings Inc.	4.875%	5/15/28	180	176
[3]	Lamb Weston Holdings Inc.	4.125%	1/31/30	350	323
[3]	Performance Food Group Inc.	6.875%	5/1/25	305	307
[3]	Performance Food Group Inc.	5.500%	10/15/27	3,115	3,072
[3]	Performance Food Group Inc.	4.250%	8/1/29	1,625	1,491
[3]	Post Holdings Inc.	5.750%	3/1/27	204	203
[3]	Post Holdings Inc.	5.625%	1/15/28	2,245	2,222
[3]	Post Holdings Inc.	5.500%	12/15/29	1,535	1,482
[3]	Post Holdings Inc.	4.625%	4/15/30	1,854	1,712
[3]	Post Holdings Inc.	4.500%	9/15/31	1,220	1,097
[3]	United Natural Foods Inc.	6.750%	10/15/28	600	486
[3]	US Foods Inc.	6.875%	9/15/28	70	72
[3]	US Foods Inc.	4.625%	6/1/30	563	525
[3]	US Foods Inc.	7.250%	1/15/32	580	606
					23,455
Energy (10.8%)
	Apache Corp.	4.875%	11/15/27	1,550	1,486
	Apache Corp.	4.375%	10/15/28	55	52

10

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Baytex Energy Corp.	8.500%	4/30/30	190	197
[3]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.625%	12/15/25	260	263
[3]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	475	473
	Buckeye Partners LP	4.350%	10/15/24	150	147
[3]	Buckeye Partners LP	4.125%	3/1/25	1,781	1,731
	Buckeye Partners LP	3.950%	12/1/26	288	273
	Buckeye Partners LP	4.125%	12/1/27	715	682
[3]	Buckeye Partners LP	4.500%	3/1/28	2,734	2,595
	Buckeye Partners LP	5.850%	11/15/43	500	405
	Cheniere Energy Partners LP	4.500%	10/1/29	151	144
	Cheniere Energy Partners LP	4.000%	3/1/31	125	114
[3]	Chesapeake Energy Corp.	5.875%	2/1/29	505	495
[3]	Chesapeake Energy Corp.	6.750%	4/15/29	735	738
[3]	Civitas Resources Inc.	8.625%	11/1/30	365	388
[3]	Civitas Resources Inc.	8.750%	7/1/31	840	892
[3]	CNX Resources Corp.	6.000%	1/15/29	175	168
[3]	CNX Resources Corp.	7.375%	1/15/31	560	566
	Continental Resources Inc.	4.375%	1/15/28	628	608
	Continental Resources Inc.	4.900%	6/1/44	955	771
[3]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	510	509
[3]	Diamond Foreign Asset Co. / Diamond Finance LLC	8.500%	10/1/30	720	736
[3]	DT Midstream Inc.	4.125%	6/15/29	2,885	2,660
[3]	DT Midstream Inc.	4.375%	6/15/31	3,636	3,284
[3]	Enerflex Ltd.	9.000%	10/15/27	1,195	1,158
[3]	EnLink Midstream LLC	5.625%	1/15/28	720	710
	EnLink Midstream LLC	5.375%	6/1/29	720	704
[3]	EnLink Midstream LLC	6.500%	9/1/30	1,035	1,056
	EnLink Midstream Partners LP	4.150%	6/1/25	750	734
	EnLink Midstream Partners LP	4.850%	7/15/26	841	828
	EnLink Midstream Partners LP	5.600%	4/1/44	25	22
	EnLink Midstream Partners LP	5.050%	4/1/45	1,120	930
	EnLink Midstream Partners LP	5.450%	6/1/47	663	584
	EQM Midstream Partners LP	4.000%	8/1/24	233	231
[3]	EQM Midstream Partners LP	6.000%	7/1/25	1,365	1,367
	EQM Midstream Partners LP	4.125%	12/1/26	100	97
[3]	EQM Midstream Partners LP	7.500%	6/1/27	95	98
[3]	EQM Midstream Partners LP	6.500%	7/1/27	1,710	1,745
	EQM Midstream Partners LP	5.500%	7/15/28	916	911
[3]	EQM Midstream Partners LP	4.500%	1/15/29	990	937
[3]	EQM Midstream Partners LP	7.500%	6/1/30	820	884
[3]	EQM Midstream Partners LP	4.750%	1/15/31	2,550	2,381
	Genesis Energy LP / Genesis Energy Finance Corp.	8.250%	1/15/29	280	288
[3]	Hess Midstream Operations LP	4.250%	2/15/30	55	51
[3]	Kinetik Holdings LP	6.625%	12/15/28	215	220
[3]	Matador Resources Co.	6.875%	4/15/28	1,150	1,171
[3]	Nabors Industries Inc.	9.125%	1/31/30	1,175	1,185
[3]	Noble Finance II LLC	8.000%	4/15/30	2,123	2,216
	Occidental Petroleum Corp.	5.550%	3/15/26	210	212
	Occidental Petroleum Corp.	3.400%	4/15/26	215	206
	Occidental Petroleum Corp.	3.200%	8/15/26	100	95
	Occidental Petroleum Corp.	3.000%	2/15/27	250	232
	Occidental Petroleum Corp.	6.375%	9/1/28	140	148
	Ovintiv Inc.	7.200%	11/1/31	90	98
	Ovintiv Inc.	7.375%	11/1/31	869	958
	Ovintiv Inc.	6.500%	8/15/34	247	263
[3]	Permian Resources Operating LLC	5.375%	1/15/26	80	79
[3]	Permian Resources Operating LLC	7.750%	2/15/26	65	66
[3]	Permian Resources Operating LLC	6.875%	4/1/27	530	531
[3]	Permian Resources Operating LLC	8.000%	4/15/27	910	944
[3]	Permian Resources Operating LLC	5.875%	7/1/29	1,881	1,830
[3]	Permian Resources Operating LLC	9.875%	7/15/31	550	611
[3]	Permian Resources Operating LLC	7.000%	1/15/32	1,320	1,361
	Range Resources Corp.	8.250%	1/15/29	925	963
[3]	Range Resources Corp.	4.750%	2/15/30	1,762	1,632
[3]	Rockies Express Pipeline LLC	4.950%	7/15/29	75	72
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Rockies Express Pipeline LLC	4.800%	5/15/30	75	69
[3]	Rockies Express Pipeline LLC	7.500%	7/15/38	125	126
[3]	Seadrill Finance Ltd.	8.375%	8/1/30	145	151
	SM Energy Co.	6.750%	9/15/26	686	686
	SM Energy Co.	6.625%	1/15/27	30	30
	SM Energy Co.	6.500%	7/15/28	509	509
	Southwestern Energy Co.	5.375%	2/1/29	667	649
	Southwestern Energy Co.	5.375%	3/15/30	2,143	2,088
	Southwestern Energy Co.	4.750%	2/1/32	1,170	1,086
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	1,930	1,936
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	425	424
[3]	Sunoco LP / Sunoco Finance Corp.	7.000%	9/15/28	295	305
	Sunoco LP / Sunoco Finance Corp.	4.500%	5/15/29	855	798
	Sunoco LP / Sunoco Finance Corp.	4.500%	4/30/30	1,400	1,297
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	725	749
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	740	718
[3]	Transocean Inc.	11.500%	1/30/27	80	84
[3]	Transocean Inc.	8.750%	2/15/30	2,636	2,758
[3]	Transocean Titan Financing Ltd.	8.375%	2/1/28	340	352
[3]	Valaris Ltd.	8.375%	4/30/30	1,335	1,366
[3]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	1,620	1,459
[3]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	955	952
[3]	Venture Global Calcasieu Pass LLC	4.125%	8/15/31	1,900	1,679
[3]	Venture Global Calcasieu Pass LLC	3.875%	11/1/33	1,185	1,005
[3]	Venture Global LNG Inc.	8.125%	6/1/28	160	162
[3]	Venture Global LNG Inc.	9.500%	2/1/29	1,260	1,332
[3]	Venture Global LNG Inc.	8.375%	6/1/31	1,640	1,640
[3]	Venture Global LNG Inc.	9.875%	2/1/32	140	146
[3]	Viper Energy Inc.	7.375%	11/1/31	270	281
[3]	Weatherford International Ltd.	8.625%	4/30/30	1,700	1,772
	Western Midstream Operating LP	3.100%	2/1/25	55	54
	Western Midstream Operating LP	4.650%	7/1/26	678	667
	Western Midstream Operating LP	4.500%	3/1/28	50	48
	Western Midstream Operating LP	4.050%	2/1/30	45	42
	Western Midstream Operating LP	5.450%	4/1/44	370	335
	Western Midstream Operating LP	5.300%	3/1/48	92	80
					79,021
Financials (6.7%)
[3]	Acrisure LLC / Acrisure Finance Inc.	4.250%	2/15/29	2,600	2,369
[3]	Acrisure LLC / Acrisure Finance Inc.	6.000%	8/1/29	510	464
[3]	AerCap Global Aviation Trust	6.500%	6/15/45	3,710	3,714
	Aircastle Ltd.	4.125%	5/1/24	1,210	1,200
[3]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	4/15/28	1,175	1,203
[3]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	7.000%	1/15/31	430	453
[3]	Avolon Holdings Funding Ltd.	5.250%	5/15/24	1,630	1,621
[3]	Compass Group Diversified Holdings LLC	5.250%	4/15/29	395	367
[3]	Credit Acceptance Corp.	9.250%	12/15/28	1,088	1,162
[3]	Enact Holdings Inc.	6.500%	8/15/25	1,390	1,387
[3]	FirstCash Inc.	4.625%	9/1/28	640	598
[3]	FirstCash Inc.	5.625%	1/1/30	405	388
[3]	Freedom Mortgage Corp.	7.625%	5/1/26	360	356
[3]	Freedom Mortgage Corp.	6.625%	1/15/27	140	133
[3]	Freedom Mortgage Corp.	12.000%	10/1/28	1,000	1,090
[3]	Freedom Mortgage Corp.	12.250%	10/1/30	900	988
[3]	GGAM Finance Ltd.	7.750%	5/15/26	450	458
[3]	GGAM Finance Ltd.	8.000%	2/15/27	795	816
[3]	GGAM Finance Ltd.	8.000%	6/15/28	700	726
[3]	goeasy Ltd.	4.375%	5/1/26	896	862
[3]	goeasy Ltd.	9.250%	12/1/28	635	679
[3]	HUB International Ltd.	7.000%	5/1/26	175	175
[3]	HUB International Ltd.	5.625%	12/1/29	735	703
[3]	HUB International Ltd.	7.250%	6/15/30	2,400	2,534
[3]	Intesa Sanpaolo SpA	5.017%	6/26/24	750	742
[3]	Intesa Sanpaolo SpA	5.710%	1/15/26	1,810	1,804

11

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	65	64
[3]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	400	377
[3]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.750%	6/15/29	1,025	924
[3]	Macquarie Airfinance Holdings Ltd.	8.125%	3/30/29	525	549
	MGIC Investment Corp.	5.250%	8/15/28	635	619
[3]	Nationstar Mortgage Holdings Inc.	5.500%	8/15/28	750	723
[3]	Nationstar Mortgage Holdings Inc.	5.125%	12/15/30	2,474	2,254
[3]	Nationstar Mortgage Holdings Inc.	5.750%	11/15/31	1,054	984
	Navient Corp.	6.750%	6/15/26	15	15
	Navient Corp.	4.875%	3/15/28	248	231
	Navient Corp.	5.500%	3/15/29	1,410	1,301
	Navient Corp.	9.375%	7/25/30	255	269
	Navient Corp.	5.625%	8/1/33	181	149
	OneMain Finance Corp.	7.125%	3/15/26	2,461	2,508
	OneMain Finance Corp.	3.500%	1/15/27	1,430	1,327
	OneMain Finance Corp.	3.875%	9/15/28	985	872
	OneMain Finance Corp.	9.000%	1/15/29	1,318	1,394
	OneMain Finance Corp.	7.875%	3/15/30	115	119
	OneMain Finance Corp.	4.000%	9/15/30	965	826
[3]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	155	155
[3]	PennyMac Financial Services Inc.	5.375%	10/15/25	1,045	1,034
[3]	PennyMac Financial Services Inc.	4.250%	2/15/29	1,065	959
[3]	PennyMac Financial Services Inc.	7.875%	12/15/29	530	547
[3]	PennyMac Financial Services Inc.	5.750%	9/15/31	140	130
	Radian Group Inc.	4.500%	10/1/24	1,710	1,687
	Radian Group Inc.	6.625%	3/15/25	175	175
	Radian Group Inc.	4.875%	3/15/27	175	170
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	175	162
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.625%	3/1/29	130	118
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.875%	3/1/31	345	304
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	4.000%	10/15/33	25	21
[3]	United Wholesale Mortgage LLC	5.500%	11/15/25	375	373
[3]	United Wholesale Mortgage LLC	5.750%	6/15/27	780	764
[3]	United Wholesale Mortgage LLC	5.500%	4/15/29	320	303
[3]	USI Inc.	7.500%	1/15/32	195	200
					49,599
Health Care (8.4%)
[3]	Acadia Healthcare Co. Inc.	5.500%	7/1/28	625	616
[3]	Acadia Healthcare Co. Inc.	5.000%	4/15/29	825	795
[3,4]	Avantor Funding Inc.	2.625%	11/1/25	1,881	2,028
[3]	Avantor Funding Inc.	4.625%	7/15/28	1,710	1,646
[3]	Avantor Funding Inc.	3.875%	11/1/29	345	314
[3]	Bausch & Lomb Escrow Corp.	8.375%	10/1/28	1,805	1,905
[3]	Bausch Health Cos. Inc.	5.500%	11/1/25	525	483
[3]	Catalent Pharma Solutions Inc.	5.000%	7/15/27	630	611
[3,4]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	1,310	1,254
[4]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	750	718
[3]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	360	315
[3]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	1,030	900
[3]	Charles River Laboratories International Inc.	4.250%	5/1/28	950	907
[3]	Charles River Laboratories International Inc.	3.750%	3/15/29	390	359
[3]	Charles River Laboratories International Inc.	4.000%	3/15/31	375	340
[3]	CHS/Community Health Systems Inc.	8.000%	3/15/26	734	732
[3]	CHS/Community Health Systems Inc.	5.625%	3/15/27	2,545	2,365
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	CHS/Community Health Systems Inc.	8.000%	12/15/27	75	73
[3]	CHS/Community Health Systems Inc.	6.000%	1/15/29	665	599
[3]	CHS/Community Health Systems Inc.	5.250%	5/15/30	840	702
[3]	CHS/Community Health Systems Inc.	4.750%	2/15/31	806	635
[3]	CHS/Community Health Systems Inc.	10.875%	1/15/32	925	971
[3]	DaVita Inc.	3.750%	2/15/31	1,120	919
[3]	Fortrea Holdings Inc.	7.500%	7/1/30	320	330
[3,4]	Grifols SA	2.250%	11/15/27	1,325	1,374
[3]	Grifols SA	4.750%	10/15/28	490	446
	HCA Inc.	7.690%	6/15/25	80	83
	HCA Inc.	5.875%	2/15/26	280	283
	HCA Inc.	5.875%	2/1/29	275	284
	HCA Inc.	3.500%	9/1/30	50	45
[3]	Hologic Inc.	3.250%	2/15/29	1,575	1,427
[3]	IQVIA Inc.	5.000%	5/15/27	3,578	3,522
[3,4]	IQVIA Inc.	2.250%	1/15/28	1,200	1,242
[3,4]	IQVIA Inc.	2.875%	6/15/28	1,555	1,632
[3]	IQVIA Inc.	6.250%	2/1/29	755	788
[3]	IQVIA Inc.	6.500%	5/15/30	470	484
[3]	Jazz Securities DAC	4.375%	1/15/29	750	699
[3]	LifePoint Health Inc.	11.000%	10/15/30	390	411
[3]	Medline Borrower LP	3.875%	4/1/29	4,425	4,002
[3]	Medline Borrower LP	5.250%	10/1/29	2,489	2,351
[3]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	2,890	2,660
[3]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	2,525	2,152
[3]	Owens & Minor Inc.	4.500%	3/31/29	455	401
[3]	Owens & Minor Inc.	6.625%	4/1/30	1,571	1,503
[3]	Prestige Brands Inc.	5.125%	1/15/28	550	539
[3]	Prestige Brands Inc.	3.750%	4/1/31	200	176
[3]	Star Parent Inc.	9.000%	10/1/30	620	654
[3]	Teleflex Inc.	4.250%	6/1/28	1,741	1,664
	Tenet Healthcare Corp.	4.875%	1/1/26	495	490
	Tenet Healthcare Corp.	5.125%	11/1/27	355	347
	Tenet Healthcare Corp.	4.625%	6/15/28	1,030	982
	Tenet Healthcare Corp.	6.125%	10/1/28	1,045	1,040
	Tenet Healthcare Corp.	4.250%	6/1/29	495	461
	Tenet Healthcare Corp.	4.375%	1/15/30	720	668
	Tenet Healthcare Corp.	6.125%	6/15/30	1,445	1,461
[3]	Tenet Healthcare Corp.	6.750%	5/15/31	1,790	1,832
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	1,340	1,240
	Teva Pharmaceutical Finance Netherlands III BV	4.750%	5/9/27	200	192
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	1,325	1,352
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/29	585	559
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/29	505	544
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	665	726
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	189	127
					61,360
Industrials (8.7%)
[3]	Air Canada	3.875%	8/15/26	1,480	1,416
[3]	Allison Transmission Inc.	5.875%	6/1/29	60	60
[3]	Allison Transmission Inc.	3.750%	1/30/31	39	34
[3]	American Airlines Inc.	7.250%	2/15/28	286	290
[3]	American Airlines Inc.	8.500%	5/15/29	348	368
[3]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	650	645

12

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,7]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/29	849	828
[3]	Aramark Services Inc.	5.000%	4/1/25	1,871	1,857
[3]	Aramark Services Inc.	5.000%	2/1/28	1,500	1,452
[3]	Bombardier Inc.	8.750%	11/15/30	350	373
[3]	BWX Technologies Inc.	4.125%	6/30/28	1,058	982
[3]	BWX Technologies Inc.	4.125%	4/15/29	1,324	1,227
[3]	Chart Industries Inc.	7.500%	1/1/30	170	178
[3]	Chart Industries Inc.	9.500%	1/1/31	235	256
[3]	Clean Harbors Inc.	4.875%	7/15/27	1,449	1,418
[3]	Clean Harbors Inc.	5.125%	7/15/29	768	738
[3]	Clean Harbors Inc.	6.375%	2/1/31	726	738
[3]	Covanta Holding Corp.	4.875%	12/1/29	1,155	1,009
	Delta Air Lines Inc.	3.750%	10/28/29	145	134
[3]	Emerald Debt Merger Sub LLC	6.625%	12/15/30	3,825	3,928
[3]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/29	2,447	2,128
[3]	Garda World Security Corp.	7.750%	2/15/28	100	104
[3]	Gates Global LLC / Gates Corp.	6.250%	1/15/26	821	822
[3]	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.	5.750%	1/20/26	2,510	2,370
[3]	Herc Holdings Inc.	5.500%	7/15/27	4,536	4,483
[4]	Loxam SAS	2.875%	4/15/26	655	699
[4]	Loxam SAS	3.750%	7/15/26	400	436
[3]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	217	218
[3]	Mueller Water Products Inc.	4.000%	6/15/29	75	69
[3,4]	Q-Park Holding I BV	1.500%	3/1/25	805	870
[3,4]	Q-Park Holding I BV	2.000%	3/1/27	895	912
[3]	Ritchie Bros Holdings Inc.	6.750%	3/15/28	95	98
[3]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	290	269
[3]	Rolls-Royce plc	3.625%	10/14/25	810	782
[3]	Rolls-Royce plc	5.750%	10/15/27	1,120	1,121
[3]	Sensata Technologies BV	5.000%	10/1/25	1,400	1,402
[3]	Sensata Technologies Inc.	4.375%	2/15/30	250	233
[3]	Sensata Technologies Inc.	3.750%	2/15/31	650	573
	Spirit AeroSystems Inc.	3.850%	6/15/26	65	63
[3]	Spirit AeroSystems Inc.	9.375%	11/30/29	1,711	1,873
[3]	Spirit AeroSystems Inc.	9.750%	11/15/30	1,495	1,607
[3,4]	TK Elevator Midco GmbH	4.375%	7/15/27	600	638
[3]	TK Elevator US Newco Inc.	5.250%	7/15/27	1,010	991
[3]	TopBuild Corp.	3.625%	3/15/29	60	54
[3]	TopBuild Corp.	4.125%	2/15/32	275	246
[3]	TransDigm Inc.	6.250%	3/15/26	2,020	2,018
	TransDigm Inc.	5.500%	11/15/27	425	417
[3]	TransDigm Inc.	6.750%	8/15/28	3,065	3,145
	TransDigm Inc.	4.625%	1/15/29	2,764	2,592
	TransDigm Inc.	4.875%	5/1/29	701	656
[3]	TransDigm Inc.	6.875%	12/15/30	1,240	1,277
[3]	TransDigm Inc.	7.125%	12/1/31	1,370	1,438
[3]	Triumph Group Inc.	9.000%	3/15/28	606	644
[3]	United Airlines Inc.	4.375%	4/15/26	1,150	1,122
[3]	United Airlines Inc.	4.625%	4/15/29	1,605	1,496
[7]	United Airlines Pass Through Trust Class A Series 2020-1	5.875%	4/15/29	479	484
	United Rentals North America Inc.	5.500%	5/15/27	638	640
	United Rentals North America Inc.	4.875%	1/15/28	1,674	1,635
	United Rentals North America Inc.	5.250%	1/15/30	640	632
	United Rentals North America Inc.	4.000%	7/15/30	1,895	1,746
	United Rentals North America Inc.	3.875%	2/15/31	881	801
	United Rentals North America Inc.	3.750%	1/15/32	625	555
[3]	WESCO Distribution Inc.	7.125%	6/15/25	360	363
[3]	Williams Scotsman Inc.	4.625%	8/15/28	430	407
[3]	Williams Scotsman Inc.	7.375%	10/1/31	615	649
					63,709
Materials (9.2%)
[3]	Advanced Drainage Systems Inc.	5.000%	9/30/27	175	170
[3]	Advanced Drainage Systems Inc.	6.375%	6/15/30	485	492
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	3.250%	9/1/28	915	803
[3]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	4.000%	9/1/29	1,585	1,343
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	200	195
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	1,190	1,088
[3,6]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.750%	7/15/27	160	147
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	1,790	1,391
[3]	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc.	5.250%	8/15/27	450	348
[3]	Arsenal AIC Parent LLC	8.000%	10/1/30	890	936
[3]	ASP Unifrax Holdings Inc.	5.250%	9/30/28	95	69
	ATI Inc.	7.250%	8/15/30	920	958
[3]	Avient Corp.	7.125%	8/1/30	1,513	1,569
[3]	Axalta Coating Systems Dutch Holding B BV	7.250%	2/15/31	780	821
[3]	Axalta Coating Systems LLC	3.375%	2/15/29	1,840	1,655
	Ball Corp.	5.250%	7/1/25	470	469
	Ball Corp.	4.875%	3/15/26	1,375	1,370
[4]	Ball Corp.	1.500%	3/15/27	1,295	1,339
	Ball Corp.	6.875%	3/15/28	845	875
	Ball Corp.	6.000%	6/15/29	750	765
	Ball Corp.	2.875%	8/15/30	360	309
	Ball Corp.	3.125%	9/15/31	425	366
[3]	Berry Global Inc.	4.500%	2/15/26	1,478	1,443
[3]	Berry Global Inc.	4.875%	7/15/26	1,270	1,251
[3]	Berry Global Inc.	5.625%	7/15/27	195	194
[3]	Canpack SA / Canpack US LLC	3.125%	11/1/25	235	224
[3]	Canpack SA / Canpack US LLC	3.875%	11/15/29	425	365
	Celanese US Holdings LLC	6.350%	11/15/28	450	472
	Celanese US Holdings LLC	6.550%	11/15/30	450	476
	Celanese US Holdings LLC	6.700%	11/15/33	450	489
	Chemours Co.	5.375%	5/15/27	150	147
[3]	Chemours Co.	5.750%	11/15/28	485	462
[3]	Chemours Co.	4.625%	11/15/29	2,349	2,062
[3]	Cleveland-Cliffs Inc.	6.750%	3/15/26	687	691
[3]	Clydesdale Acquisition Holdings Inc.	6.625%	4/15/29	770	757
[3]	Clydesdale Acquisition Holdings Inc.	8.750%	4/15/30	340	315
	Commercial Metals Co.	4.125%	1/15/30	225	206
	Commercial Metals Co.	3.875%	2/15/31	95	85
	Commercial Metals Co.	4.375%	3/15/32	605	546
[3]	Constellium SE	5.875%	2/15/26	447	444
[3]	Constellium SE	5.625%	6/15/28	790	775
[3]	Constellium SE	3.750%	4/15/29	980	892
	Crown Americas LLC	5.250%	4/1/30	580	571
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	1,640	1,627
[3,4]	Crown European Holdings SA	2.875%	2/1/26	755	817
[3]	Element Solutions Inc.	3.875%	9/1/28	1,286	1,186
[3]	FMG Resources August 2006 Pty Ltd.	5.875%	4/15/30	745	739
[3]	FMG Resources August 2006 Pty Ltd.	4.375%	4/1/31	1,025	927
[3]	FMG Resources August 2006 Pty Ltd.	6.125%	4/15/32	535	539
	Graphic Packaging International LLC	4.125%	8/15/24	1,045	1,032
[3]	Graphic Packaging International LLC	4.750%	7/15/27	205	200
[3]	Graphic Packaging International LLC	3.500%	3/15/28	1,890	1,765
[3]	Graphic Packaging International LLC	3.500%	3/1/29	315	285
[3]	Graphic Packaging International LLC	3.750%	2/1/30	435	394
[3]	Hudbay Minerals Inc.	6.125%	4/1/29	950	934
[3]	Kaiser Aluminum Corp.	4.625%	3/1/28	280	259
[3]	Kaiser Aluminum Corp.	4.500%	6/1/31	526	454
[3]	NOVA Chemicals Corp.	5.250%	6/1/27	864	811
[3]	NOVA Chemicals Corp.	8.500%	11/15/28	400	420

13

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	NOVA Chemicals Corp.	4.250%	5/15/29	145	122
[3]	Novelis Corp.	3.250%	11/15/26	895	842
[3]	Novelis Corp.	4.750%	1/30/30	1,419	1,337
[3]	Novelis Corp.	3.875%	8/15/31	1,523	1,343
[3]	OCI NV	4.625%	10/15/25	555	541
	Olin Corp.	5.125%	9/15/27	115	112
[3]	Olympus Water US Holding Corp.	7.125%	10/1/27	300	300
[3]	Olympus Water US Holding Corp.	4.250%	10/1/28	579	523
[3]	Olympus Water US Holding Corp.	9.750%	11/15/28	1,230	1,311
[3]	Olympus Water US Holding Corp.	6.250%	10/1/29	345	308
[3]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	1,245	1,255
[3]	Owens-Brockway Glass Container Inc.	6.625%	5/13/27	805	807
[3]	Owens-Brockway Glass Container Inc.	7.250%	5/15/31	645	655
[3]	Pactiv Evergreen Group Issuer Inc./Pactiv Evergreen Group Issuer LLC	4.000%	10/15/27	525	493
[3]	Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer Inc.	4.375%	10/15/28	135	127
[3]	Sealed Air Corp.	4.000%	12/1/27	275	259
[3]	Sealed Air Corp.	6.125%	2/1/28	395	399
[3]	Sealed Air Corp.	5.000%	4/15/29	335	326
[3]	Sealed Air Corp.	6.875%	7/15/33	55	58
[3]	Sealed Air Corp./Sealed Air Corp US	7.250%	2/15/31	290	308
	Silgan Holdings Inc.	4.125%	2/1/28	620	592
[4]	Silgan Holdings Inc.	2.250%	6/1/28	1,320	1,338
[3]	SNF Group SACA	3.125%	3/15/27	430	392
[3]	SNF Group SACA	3.375%	3/15/30	160	137
[3]	Standard Industries Inc.	5.000%	2/15/27	425	414
[3]	Standard Industries Inc.	4.750%	1/15/28	1,310	1,262
[3]	Standard Industries Inc.	4.375%	7/15/30	1,594	1,463
[3]	Standard Industries Inc.	3.375%	1/15/31	2,105	1,808
[3]	Summit Materials LLC / Summit Materials Finance Corp	7.250%	1/15/31	170	179
[4]	Trivium Packaging Finance BV	3.750%	8/15/26	1,000	1,068
[3,4]	Trivium Packaging Finance BV	3.750%	8/15/26	480	512
[3]	Trivium Packaging Finance BV	5.500%	8/15/26	1,155	1,136
[3]	Trivium Packaging Finance BV	8.500%	8/15/27	300	295
[3]	Tronox Inc.	4.625%	3/15/29	1,365	1,208
[3]	Windsor Holdings III LLC	8.500%	6/15/30	900	944
[3]	WR Grace Holdings LLC	5.625%	8/15/29	490	433
[3]	WR Grace Holdings LLC	7.375%	3/1/31	400	400
					67,741
Real Estate (1.4%)
[3]	Cushman & Wakefield US Borrower LLC	8.875%	9/1/31	680	719
[3]	Greystar Real Estate Partners LLC	7.750%	9/1/30	265	280
[3]	Iron Mountain Inc.	4.875%	9/15/27	1,070	1,043
[3]	Iron Mountain Inc.	5.250%	3/15/28	15	15
[3]	Iron Mountain Inc.	5.000%	7/15/28	130	125
[3]	Iron Mountain Inc.	7.000%	2/15/29	1,080	1,114
[3]	Iron Mountain Inc.	4.875%	9/15/29	1,759	1,661
[3]	Iron Mountain Inc.	5.250%	7/15/30	1,010	961
[3]	Iron Mountain Inc.	4.500%	2/15/31	303	275
[3]	Iron Mountain Inc.	5.625%	7/15/32	265	251
[3]	Iron Mountain Information Management Services Inc.	5.000%	7/15/32	13	12
	MPT Operating Partnership LP / MPT Finance Corp.	4.625%	8/1/29	865	627
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	460	288
	SBA Communications Corp.	3.875%	2/15/27	385	370
	SBA Communications Corp.	3.125%	2/1/29	450	405
[3]	VICI Properties LP / VICI Note Co. Inc.	5.625%	5/1/24	50	50
[3]	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	1,615	1,554
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	283	267
[3]	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	495	467
					10,484
Technology (6.8%)
[3]	AthenaHealth Group Inc.	6.500%	2/15/30	2,568	2,330
[3]	Black Knight InfoServ LLC	3.625%	9/1/28	1,569	1,494
	Block Inc.	2.750%	6/1/26	1,250	1,177
	Block Inc.	3.500%	6/1/31	525	466
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	62	62
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	815	799
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	595	571
[3]	Central Parent LLC / CDK Global II LLC/CDK Financing Co. Inc.	8.000%	6/15/29	440	459
[3]	Cloud Software Group Inc.	6.500%	3/31/29	380	362
[3]	Cloud Software Group Inc.	9.000%	9/30/29	295	280
[3]	Coherent Corp.	5.000%	12/15/29	1,775	1,687
[3]	CommScope Inc.	8.250%	3/1/27	40	21
[3]	CommScope Inc.	7.125%	7/1/28	700	335
[3]	CommScope Technologies LLC	6.000%	6/15/25	185	151
[3]	CommScope Technologies LLC	5.000%	3/15/27	120	51
[3]	Entegris Escrow Corp.	4.750%	4/15/29	1,120	1,079
[3]	Entegris Escrow Corp.	5.950%	6/15/30	560	556
[3]	Entegris Inc.	4.375%	4/15/28	1,845	1,756
[3]	Entegris Inc.	3.625%	5/1/29	840	758
[3]	Fair Isaac Corp.	4.000%	6/15/28	987	934
[3]	Gartner Inc.	3.625%	6/15/29	125	113
[3]	Gartner Inc.	3.750%	10/1/30	595	527
[3]	Gen Digital Inc.	5.000%	4/15/25	3,035	3,018
[3]	GTCR W-2 Merger Sub LLC	7.500%	1/15/31	1,675	1,777
[3]	Imola Merger Corp.	4.750%	5/15/29	6,655	6,316
[3]	McAfee Corp.	7.375%	2/15/30	2,745	2,513
[3]	MSCI Inc.	4.000%	11/15/29	880	827
[3]	MSCI Inc.	3.625%	11/1/31	10	9
[3]	NCR Atleos Corp.	9.500%	4/1/29	1,105	1,177
	Nokia of America Corp.	6.500%	1/15/28	1,355	1,261
	Nokia of America Corp.	6.450%	3/15/29	2,612	2,564
	Nokia OYJ	6.625%	5/15/39	420	417
[3]	Open Text Corp.	3.875%	2/15/28	1,878	1,742
[3]	Open Text Corp.	3.875%	12/1/29	1,300	1,166
[3]	Open Text Holdings Inc.	4.125%	2/15/30	1,825	1,655
[3]	Open Text Holdings Inc.	4.125%	12/1/31	840	742
[3]	Presidio Holdings Inc.	4.875%	2/1/27	2,437	2,383
[3]	Presidio Holdings Inc.	8.250%	2/1/28	450	454
[3]	PTC Inc.	3.625%	2/15/25	435	425
[3]	PTC Inc.	4.000%	2/15/28	385	364
[3]	Seagate HDD Cayman	8.250%	12/15/29	265	286
[3]	Seagate HDD Cayman	8.500%	7/15/31	240	261
[3]	SS&C Technologies Inc.	5.500%	9/30/27	4,310	4,255
	Western Digital Corp.	4.750%	2/15/26	404	396
	Western Digital Corp.	2.850%	2/1/29	95	82
					50,058
Utilities (2.3%)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	745	735
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.875%	8/20/26	2,665	2,633
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	225	219
[3]	AmeriGas Partners LP / AmeriGas Finance Corp.	9.375%	6/1/28	1,220	1,263
[3]	Calpine Corp.	4.500%	2/15/28	400	380
[3]	Calpine Corp.	5.125%	3/15/28	530	508
[3]	Calpine Corp.	4.625%	2/1/29	335	311
[3]	Clearway Energy Operating LLC	4.750%	3/15/28	571	550
[3]	Clearway Energy Operating LLC	3.750%	2/15/31	2,905	2,561
[3]	Clearway Energy Operating LLC	3.750%	1/15/32	556	483
	FirstEnergy Corp.	4.150%	7/15/27	35	34

14

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	NextEra Energy Operating Partners LP	4.250%	7/15/24	1,093	1,083
[3]	NextEra Energy Operating Partners LP	4.250%	9/15/24	103	100
[3]	NextEra Energy Operating Partners LP	3.875%	10/15/26	2,030	1,936
[3]	NextEra Energy Operating Partners LP	4.500%	9/15/27	650	626
[3]	NextEra Energy Operating Partners LP	7.250%	1/15/29	1,035	1,084
[3]	Suburban Propane Partners LP / Suburban Energy Finance Corp.	5.000%	6/1/31	415	380
	TransAlta Corp.	7.750%	11/15/29	75	80
[3]	Vistra Operations Co. LLC	5.625%	2/15/27	305	302
[3]	Vistra Operations Co. LLC	4.375%	5/1/29	850	788
[3]	Vistra Operations Co. LLC	7.750%	10/15/31	885	919
					16,975
Total Corporate Bonds (Cost $658,598)					646,244
Floating Rate Loan Interests (2.7%)
[8]	American Airlines Inc. Term Loan, TSFR3M + 4.750%	10.427%	4/20/28	1,189	1,221
[8]	Arsenal AIC Parent LLC Term Loan, TSFR1M + 4.500%	9.856%	8/18/30	259	260
[8]	Asurion LLC Term Loan B-11, TSFR1M + 4.250%	9.706%	8/19/28	279	277
[8]	Athenahealth Group Inc. Term Loan B, TSFR1M + 3.250%	8.606%	2/15/29	561	558
[8]	Belron Finance US LLC Term Loan, TSFR3M + 2.500%	7.995%	4/18/29	149	149
[8]	Brown Group Holding LLC Term Loan B, TSFR1M + 2.750%	8.206%	6/7/28	491	491
[8]	Chemours Co. Term Loan B, TSFR1M + 2.500%	7.856%	8/18/28	553	551
[8]	Clarios Global LP Incremental Term Loan, TSFR1M + 3.750%	9.106%	5/6/30	849	849
[8]	Cloud Software Group Inc. Term Loan B, TSFR3M + 4.500%	9.990%	3/30/29	1,168	1,141
[8]	CommScope Inc. Term Loan B, TSFR1M + 3.250%	8.720%	4/6/26	352	314
[8]	Cushman & Wakefield US Borrower LLC Term Loan B, TSFR1M + 4.000%	9.356%	1/31/30	420	419
[8]	DirecTV Financing LLC Term Loan, TSFR3M + 5.000%	10.650%	8/2/27	134	134
[8]	Dun & Bradstreet Corp. Term Loan B, TSFR1M + 2.750%	8.205%	2/6/26	1,654	1,657
[8]	First Student Bidco Inc. Term Loan B, TSFR3M + 3.000%	8.360%	7/21/28	648	643
[8]	First Student Bidco Inc. Term Loan C, TSFR3M + 3.000%	8.360%	7/21/28	206	205
[8,9]	GTCR W Merger Sub LLC	—%	9/20/30	545	547
[8]	HUB International Ltd. Term Loan B, TSFR3M + 4.250%	9.662%	6/20/30	936	941
[8]	IRB Holding Corp. Term Loan B, TSFR1M + 3.000%	8.456%	12/15/27	1,380	1,380
[8]	McAfee LLC Term Loan B, TSFR1M + 3.750%	9.193%	3/1/29	839	833
[8]	Medline Borrower LP Term Loan B, TSFR1M + 3.000%	8.470%	10/23/28	1,771	1,776
[8]	Mileage Plus Holdings LLC Term Loan B, TSFR3M + 5.250%	10.770%	6/21/27	847	875
[8]	NCR Atleos LLC Term Loan B, TSFR1M + 4.750%	10.206%	3/27/29	400	398
[8]	NorthRiver Midstream Finance LP Term Loan B, TSFR3M + 3.000%	8.395%	8/16/30	708	709
[8]	Peraton Corp. Term Loan B, TSFR1M + 3.750%	9.206%	2/1/28	386	387
[8]	SBA Senior Finance II LLC Term Loan B, TSFR1M + 1.750%	7.210%	4/11/25	567	568
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	SkyMiles IP Ltd. Term Loan B, TSFR3M + 3.750%	9.166%	10/20/27	962	984
[8]	SS&C Technologies Inc. Term Loan B-5, TSFR1M + 1.750%	7.220%	4/16/25	926	926
[8]	Star Parent Inc. Term Loan B, TSFR3M + 4.000%	9.348%	9/27/30	165	164
[8]	Trans Union LLC Term Loan B-6, TSFR1M + 2.250%	7.606%	12/1/28	233	233
[8]	TransDigm Inc. Term Loan I, TSFR3M + 3.250%	8.598%	8/24/28	170	171
Total Floating Rate Loan Interests (Cost $19,587)					19,761
				Shares
Temporary Cash Investments (3.0%)
Money Market Fund (0.7%)
[10]	Vanguard Market Liquidity Fund	5.435%		52,021	5,201
			Maturity Date	Face Amount ($000)
Repurchase Agreement (1.6%)
	Bank of America Securities LLC (Dated 12/29/23, Repurchase Value $11,407,000, collateralized by Fannie Mae 2.000%–6.500%, 8/1/30–10/1/53, Freddie Mac 2.500%–4.500%, 8/1/47–3/1/53, and Ginnie Mae 4.000%–8.500%, 11/20/24–12/20/53, with a value of $11,628,000)	5.340%	1/2/24	11,400	11,400
U.S. Government and Agency Obligations (0.7%)
	United States Treasury Bill	5.435%	1/11/24	4,550	4,544
	United States Treasury Bill	5.367%	10/31/24	1,000	961
					5,505
Total Temporary Cash Investments (Cost $22,102)					22,106
Total Investments (98.9%) (Cost $738,360)					726,509
Other Assets and Liabilities—Net (1.1%)					8,382
Net Assets (100%)					734,891
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $2,133,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $162,000 have been segregated as initial margin for open futures contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate value was $504,197,000, representing 68.6% of net assets.
4	Face amount denominated in euro.
5	Face amount denominated in Canadian dollars.
6	Face amount denominated in British pounds.
7	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Represents an unsettled loan as of December 31, 2023. The coupon rate is not known until the settlement date.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
DAC—Designated Activity Company.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.

15

High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2024	28	5,766	51
5-Year U.S. Treasury Note	March 2024	29	3,154	40
10-Year U.S. Treasury Note	March 2024	10	1,129	25
Ultra 10-Year U.S. Treasury Note	March 2024	21	2,478	88
Ultra Long U.S. Treasury Bond	March 2024	3	401	23
				227

Short Futures Contracts
10-Year U.S. Treasury Note	March 2024	(69)	(7,789)	(279)
Long U.S. Treasury Bond	March 2024	(1)	(125)	—
Ultra Long U.S. Treasury Bond	March 2024	(3)	(401)	(39)
				(318)
				(91)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
Barclays Bank plc	1/31/24	USD	2,214	CAD	2,951	—	(14)
Barclays Bank plc	1/31/24	USD	20,767	EUR	18,944	—	(173)
UBS AG	1/31/24	USD	1,235	EUR	1,126	—	(10)
Barclays Bank plc	1/31/24	USD	1,380	GBP	1,087	—	(6)
						—	(203)
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S41-V2	12/20/28	USD	26,630	5.000	1,598	1,396
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.
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High Yield Bond Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $733,158)	721,308
Affiliated Issuers (Cost $5,202)	5,201
Total Investments in Securities	726,509
Investment in Vanguard	24
Foreign Currency, at Value (Cost $247)	247
Receivables for Investment Securities Sold	78
Receivables for Accrued Income	10,417
Receivables for Capital Shares Issued	301
Variation Margin Receivable—Futures Contracts	5
Total Assets	737,581
Liabilities
Due to Custodian	42
Payables for Investment Securities Purchased	893
Payables to Investment Advisor	68
Payables for Capital Shares Redeemed	1,297
Payables to Vanguard	63
Unrealized Depreciation—Forward Currency Contracts	203
Variation Margin Payable—Centrally Cleared Swap Contracts	124
Total Liabilities	2,690
Net Assets	734,891
At December 31, 2023, net assets consisted of:

Paid-in Capital	750,818
Total Distributable Earnings (Loss)	(15,927)
Net Assets	734,891

Net Assets
Applicable to 99,637,620 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	734,891
Net Asset Value Per Share	$7.38

See accompanying Notes, which are an integral part of the Financial Statements.
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High Yield Bond Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Interest[1]	40,589
Total Income	40,589
Expenses
Investment Advisory Fees—Note B	289
The Vanguard Group—Note C
Management and Administrative	1,206
Marketing and Distribution	44
Custodian Fees	17
Auditing Fees	33
Shareholders’ Reports	36
Trustees’ Fees and Expenses	—
Other Expenses	13
Total Expenses	1,638
Expenses Paid Indirectly	(7)
Net Expenses	1,631
Net Investment Income	38,958
Realized Net Gain (Loss)
Investment Securities Sold[1]	(16,171)
Futures Contracts	(198)
Swap Contracts	2,141
Forward Currency Contracts	(311)
Foreign Currencies	22
Realized Net Gain (Loss)	(14,517)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	50,397
Floating Rate Loan Commitments	10
Futures Contracts	(85)
Swap Contracts	689
Forward Currency Contracts	(84)
Foreign Currencies	(6)
Change in Unrealized Appreciation (Depreciation)	50,921
Net Increase (Decrease) in Net Assets Resulting from Operations	75,362
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $307,000, less than $1,000, less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,958	32,119
Realized Net Gain (Loss)	(14,517)	(17,182)
Change in Unrealized Appreciation (Depreciation)	50,921	(85,796)
Net Increase (Decrease) in Net Assets Resulting from Operations	75,362	(70,859)
Distributions
Total Distributions	(32,915)	(33,997)
Capital Share Transactions
Issued	160,761	105,586
Issued in Lieu of Cash Distributions	32,915	33,997
Redeemed	(128,755)	(185,909)
Net Increase (Decrease) from Capital Share Transactions	64,921	(46,326)
Total Increase (Decrease)	107,368	(151,182)
Net Assets
Beginning of Period	627,523	778,705
End of Period	734,891	627,523

See accompanying Notes, which are an integral part of the Financial Statements.
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High Yield Bond Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.96	$8.06	$8.12	$8.19	$7.53
Investment Operations
Net Investment Income[1]	.398	.345	.337	.353	.410
Net Realized and Unrealized Gain (Loss) on Investments	.378	(1.074)	(.053)	.021	.731
Total from Investment Operations	.776	(.729)	.284	.374	1.141
Distributions
Dividends from Net Investment Income	(.356)	(.371)	(.344)	(.444)	(.481)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.356)	(.371)	(.344)	(.444)	(.481)
Net Asset Value, End of Period	$7.38	$6.96	$8.06	$8.12	$8.19
Total Return	11.66%	-9.23%	3.68%	5.67%	15.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$735	$628	$779	$831	$783
Ratio of Total Expenses to Average Net Assets	0.24%[2]	0.25%[2]	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	5.71%	4.82%	4.22%	4.57%	5.21%
Portfolio Turnover Rate	43%	34%	30%	41%	27%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.24% and 0.25%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
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High Yield Bond Portfolio
Notes to Financial Statements
The High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the portfolio to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The portfolio’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The portfolio may also invest in loan commitments, which are contractual obligations for a future funding. The portfolio may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse
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High Yield Bond Portfolio
imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented 2% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2023, the portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing
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High Yield Bond Portfolio
broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended December 31, 2023, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal
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High Yield Bond Portfolio
funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $23,000 for the year ended December 31, 2023.
For the year ended December 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.04% of the portfolio’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $24,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2023, custodian fee offset arrangements reduced the portfolio’s expenses by $7,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the portfolio’s investments, other financial instruments, and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments, other financial instruments, and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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High Yield Bond Portfolio
The following table summarizes the market value of the portfolio’s investments, other financial instruments, and derivatives as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	38,398	—	38,398
Corporate Bonds	—	646,244	—	646,244
Floating Rate Loan Interests	—	19,761	—	19,761
Temporary Cash Investments	5,201	16,905	—	22,106
Total	5,201	721,308	—	726,509
Derivative Financial Instruments
Assets
Futures Contracts[1]	227	—	—	227
Swap Contracts	1,396[1]	—	—	1,396
Total	1,623	—	—	1,623
Liabilities
Futures Contracts[1]	318	—	—	318
Forward Currency Contracts	—	203	—	203
Total	318	203	—	521
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At December 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	227	—	—	227
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	1,396	1,396
Total Assets	227	—	1,396	1,623

Unrealized Depreciation—Futures Contracts[1]	318	—	—	318
Unrealized Depreciation—Forward Currency Contracts	—	203	—	203
Liabilities	318	203	—	521
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(198)	—	—	(198)
Swap Contracts	—	—	2,141	2,141
Forward Currency Contracts	—	(311)	—	(311)
Realized Net Gain (Loss) on Derivatives	(198)	(311)	2,141	1,632
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(85)	—	—	(85)
Swap Contracts	—	—	689	689
Forward Currency Contracts	—	(84)	—	(84)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(85)	(84)	689	520
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High Yield Bond Portfolio
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, swap agreements, and amortization were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	39,235
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(10,863)
Capital Loss Carryforwards	(44,299)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(15,927)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	32,915	33,997
Long-Term Capital Gains	—	—
Total	32,915	33,997
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments, other financial instruments, and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	738,723
Gross Unrealized Appreciation	15,540
Gross Unrealized Depreciation	(26,403)
Net Unrealized Appreciation (Depreciation)	(10,863)
H.	During the year ended December 31, 2023, the portfolio purchased $248,519,000 of investment securities and sold $178,422,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $109,230,000 and $96,756,000, respectively.
I.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	23,038	14,561
Issued in Lieu of Cash Distributions	4,905	4,683
Redeemed	(18,518)	(25,684)
Net Increase (Decrease) in Shares Outstanding	9,425	(6,440)
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High Yield Bond Portfolio
J.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 38% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
K.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of High Yield Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Tax information (unaudited)
The portfolio hereby designates $1,835,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
28

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Variable Insurance Funds High Yield Bond Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders. The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group, is also advisor to the portfolio.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio managers are supported by a dedicated team of high-yield and bank loan analysts who conduct in-depth credit research on the universe of high-yield issuers, seeking to identify issuers with stable or improving business prospects and attractive yields. Wellington Management focuses on higher-quality bonds, as they believe that these issues offer a more attractive risk/return trade-off than lower-rated bonds within the high-yield universe over the long term. Wellington Management seeks to maintain credit quality and diversification guidelines in order to minimize the risk of potential defaults. Wellington Management has advised a portion of the portfolio since its inception in 1996. The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group.
Cost
The board concluded that the portfolio’s expense ratio was below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also below its peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the fee rate negotiated with Wellington Management without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.
The board will consider whether to renew the advisory arrangement again after a one-year period.
29

"Bloomberg®," Bloomberg U.S. Corporate High Yield Bond Index, Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1–5 Year Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the High Yield Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in the High Yield Bond Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Corporate High Yield Bond Index, Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1–5 Year Treasury Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the High Yield Bond Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the High Yield Bond Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Bond Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to High Yield Bond Portfolio customers, in connection with the administration, marketing or trading of the High Yield Bond Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE HIGH YIELD BOND PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE HIGH YIELD BOND PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690HY 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
International Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Trustees Approve Advisory Arrangements	19
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The International Portfolio returned 14.65%, lagging the 15.62% return of the MSCI All Country World Index ex USA.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	In the portfolio, the strongest contributors were information technology, communication services, and consumer discretionary stocks, due primarily to stock selection. The detractors were health care and materials, also primarily due to stock selection.
•	For the decade ended December 31, 2023, the portfolio posted an annualized return of 6.80%, substantially more than the 3.83% annualized return of its benchmark.
•	Please note that the portfolio's returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

Advisors’ Report
The International Portfolio returned 14.65% for the 12 months ended December 31, 2023. That was lower than the 15.62% return of its benchmark, the MSCI All Country World Index ex USA.
The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 6, 2024.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Thomas Coutts, Partner
Lawrence Burns, Partner
International stock markets have performed well despite the conflicts in Ukraine and the Middle East and acute geopolitical tension between China and the United States. Supply chain disruption is easing and inflation in many countries has fallen back toward a tolerable level without a painful recession. The expected peaking of interest rates is a particular relief for our portfolio of high-growth companies. They suffered a period of sustained pressure on their valuations as discount rates rose and have performed poorly as a result.
We have stuck to a consistent investment philosophy through the ups and downs of recent years. We look for companies that have big opportunities and use strong culture and leadership to convert their potential into profitable growth. We know that superior earnings growth drives long-term returns. These returns are typically skewed toward a small number of companies. We therefore run a concentrated portfolio with low turnover, typically around 10%.
We are paying close attention to the resilience of our holdings in this period of tighter financial conditions. We are encouraged that their balance sheets are far stronger than the market average. Our companies have been adapting to changing circumstances, often putting increased emphasis on current profitability over future expansion. This has been most obvious among our consumer internet businesses, such as Spotify, Ocado, and Zalando. In discussions with their management teams, we have encouraged them to keep a long-term focus and invest for future growth.
The emergence of China has been a dominant factor in international investing over the last 20 years. We have sought to capitalize on it primarily by investing in the country’s vibrant technology sector.
We are concerned about the harsh and unpredictable change in the Chinese government’s attitude toward its leading tech companies since 2020. Increased competition between China and the United States, particularly through restrictions on access to technology, is a further worry. To moderate this risk, we reduced our exposure to Chinese holdings by a third in the last year, through reductions in Tencent and complete sales of Ping An Insurance and Alibaba. We retain stakes in a handful of China’s most attractive growth companies, such as AIA, Pinduoduo, and WuXi Biologics, and we are maintaining an active research presence in China.
It now seems normal to expect shocks that make investing in growth equities uncomfortable. But in an age of transformation, it matters more than ever that investors are exposed to the companies shaping the future. We are particularly optimistic about the potential for substantial growth and profit from three deeply established trends: the wide deployment of computing power and artificial intelligence (AI), the transition of energy sources from fossil fuels to renewables, and the genetic revolution in health care.
Our portfolio has long had considerable exposure to the “picks and shovels” of AI through the semiconductor titans ASML and Taiwan Semiconductor. This year we invested in two additional semiconductor companies, Soitec and VAT Group.  In health care we maintain large positions in Moderna and Genmab and have increased our holding in Argenx. Our enthusiasm for the opportunities in energy transition is reflected in holdings such as Tesla, Vestas, and Umicore. To this group we have added new investments in Prysmian and SolarEdge. We funded these additions primarily by reducing large holdings such as ASML and MercadoLibre after they performed strongly.
Schroder Investment Management North America Inc.
Portfolio Managers:
James R. Gautrey, CFA
Simon Webber, CFA
International equities achieved solid gains in 2023, helped by receding recession worries in developed markets as resilient consumer spending supported growth. Major central banks continued to raise interest rates throughout most of the year, seeking to curb inflationary pressures. Cyclical stocks in technology, industrials, financials, and consumer discretionary led the markets higher while defensive stocks in consumer staples and health care generally lagged. Technology stocks were also bolstered by the market’s enthusiasm for advances in generative AI.
Japanese stocks reached 33-year highs amid a renewed focus on profitability and productivity, driven by corporate improvement and governance reforms. European stocks also fared well, as warmer weather and structural changes helped alleviate the energy crisis brought on by the Russia-Ukraine conflict.
2

Emerging markets underperformed developed markets as persistent U.S. dollar strength, China weakness, and reshoring trends weighed on markets. China was a notable laggard as geopolitical tensions, slower-than-expected economic growth, property market oversupply, and government interference in the private sector continued to loom over the market.
Schneider Electric was among our best-performing holdings as the company continued to beat expectations and raised its outlook for organic medium-term sales growth. Schneider is a clear global leader in manufacturing power distribution, energy management, and automation systems. The structural growth trends toward electrification and greater focus on energy efficiency continue to support the group’s transformation to a higher-growth, more profitable company.
Our position in Asian insurance company AIA Group detracted during the period amid investor concerns about China’s economic environment and potential restrictions on capital flows out of China. Nevertheless, the company’s value of new business, a measure of expected profits from new premiums and a gauge of future growth, increased by more than 37% over the prior year, highlighting the strength of the core business, which is underpinned by a high-quality agency salesforce and strong product development.
Equity markets in 2024 face a busy election calendar, tight financial conditions, and a slowing economic cycle. Thus, we expect equity market volatility to increase from the current abnormally low level. Markets have now begun to anticipate interest rate cuts in the middle of the year, and if this transpires it will also likely be important for equity market dynamics, with interest-rate-sensitive sectors finding relief. In global equity markets, valuations continue to favor ex-U.S. markets, particularly the U.K., Japan, and emerging markets.
While short-term volatility may increase, we believe that investors will be well-served by focusing on the longer term, identifying areas with structural underappreciated growth, and remaining prepared to allocate to those companies with a sustained competitive advantage. We believe that the corporate improvement in Japan, recent advances in artificial intelligence, the emergence of GLP-1 drugs, and the clean-energy transition remain themes that are not well understood by the market and will continue to represent major potential sources of alpha.
International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	63	1,895	Uses a bottom-up, stock-driven approach to select stocks that it believes have above-average growth rates and trade at reasonable prices.
Schroder Investment Management North America Inc.	34	1,042	Uses fundamental research to identify high-quality companies in developed and emerging markets that it believes have above-average growth potential.
Cash Investments	3	82	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
International Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,012.40	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

International Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Portfolio	14.65%	10.28%	6.80%	$19,314
MSCI All Country World Index ex USA	15.62	7.08	3.83	14,561
See Financial Highlights for dividend and capital gains information.
5

International Portfolio
Portfolio Allocation
As of December 31, 2023
United States	14.9%
Netherlands	9.3
China	9.0
United Kingdom	8.9
Japan	7.4
France	6.6
Sweden	6.0
Germany	5.7
Denmark	5.1
Switzerland	3.4
Taiwan	3.3
Belgium	3.1
Italy	2.7
Hong Kong	2.4
South Korea	2.3
India	1.9
Brazil	1.7
Canada	1.3
Israel	1.1
Australia	1.0
Other	2.9
The table reflects the portfolio’s investments, except for short-term investments and derivatives.
6

International Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.5%)
Australia (0.9%)
	WiseTech Global Ltd.	561,705	28,790
Austria (0.5%)
	Erste Group Bank AG	342,289	13,864
Belgium (3.0%)
*	Argenx SE	155,386	59,104
	Umicore SA	774,424	21,302
	UCB SA	113,324	9,879
			90,285
Brazil (1.6%)
*	NU Holdings Ltd. Class A	3,300,182	27,490
	B3 SA - Brasil Bolsa Balcao	3,857,034	11,540
	Raia Drogasil SA	1,535,567	9,296
			48,326
Canada (1.3%)
	Toronto-Dominion Bank	242,385	15,662
	Canadian National Railway Co.	101,889	12,807
*	Shopify Inc. Class A (XTSE)	122,038	9,507
			37,976
China (8.7%)
	Tencent Holdings Ltd.	1,946,300	73,482
*	PDD Holdings Inc. ADR	414,240	60,607
*,1	Meituan Class B	2,988,592	31,377
*,2	NIO Inc. ADR	2,400,534	21,773
*,1	Wuxi Biologics Cayman Inc.	4,103,500	15,521
	Alibaba Group Holding Ltd.	1,509,916	14,544
*	Baidu Inc. ADR	118,779	14,145
	Shenzhen Inovance Technology Co. Ltd. Class A	1,016,521	9,054
*	Contemporary Amperex Technology Co. Ltd. Class A	281,100	6,471
*	BYD Co. Ltd. Class H	191,000	5,269
*	Full Truck Alliance Co. Ltd. ADR	740,642	5,192
[1]	Ganfeng Lithium Group Co. Ltd. Class H	1,168,600	4,415
			261,850
Denmark (5.0%)
*	Vestas Wind Systems A/S	2,098,556	66,402
*	Genmab A/S	150,844	48,097
*	Novo Nordisk A/S Class B	214,135	22,191
*	Ambu A/S Class B	834,821	13,006
			149,696
		Shares	Market Value• ($000)
France (6.4%)
	L'Oreal SA (XPAR)	91,012	45,370
	Kering SA	89,406	39,598
	Schneider Electric SE	172,967	34,819
	Sanofi SA	204,464	20,318
	TotalEnergies SE	194,992	13,259
	EssilorLuxottica SA	58,618	11,771
*	SOITEC	60,821	10,884
	Carrefour SA	486,938	8,918
	Legrand SA	80,302	8,362
			193,299
Germany (4.3%)
	SAP SE	188,466	29,009
	Bayerische Motoren Werke AG (XETR)	175,450	19,523
	Infineon Technologies AG	444,483	18,563
*,1	Zalando SE	757,082	17,923
*,1	Delivery Hero SE	598,056	16,460
	Siemens AG (Registered)	83,962	15,752
*	HelloFresh SE	616,033	9,713
*,2	Jumia Technologies AG ADR	477,446	1,685
			128,628
Hong Kong (2.3%)
	AIA Group Ltd.	6,214,800	54,087
	Hong Kong Exchanges & Clearing Ltd.	252,560	8,663
	BOC Hong Kong Holdings Ltd.	2,995,500	8,137
			70,887
India (1.9%)
	HDFC Bank Ltd.	2,356,715	48,256
	Larsen & Toubro Ltd.	164,419	6,963
*,3,4	ANI Technologies Private Ltd. PP (Acquired 12/1/15, Cost $5,969)	19,170	1,533
			56,752
Indonesia (0.4%)
	Bank Central Asia Tbk PT	18,953,300	11,575
Israel (1.0%)
*	Wix.com Ltd.	257,526	31,681
Italy (2.6%)
	Ferrari NV	157,290	53,102
	FinecoBank Banca Fineco SpA	872,698	13,129
	Prysmian SpA	259,295	11,820
			78,051
Japan (7.1%)
	SMC Corp.	56,000	29,956
	Nidec Corp.	637,100	25,680
	Mitsubishi UFJ Financial Group Inc.	2,813,700	24,148
	M3 Inc.	1,417,800	23,397
	Sony Group Corp.	204,700	19,371
		Shares	Market Value• ($000)
	KDDI Corp.	493,200	15,644
	Bridgestone Corp.	340,600	14,067
	Recruit Holdings Co. Ltd.	255,300	10,674
	Terumo Corp.	259,800	8,496
	Kubota Corp.	509,200	7,642
	Murata Manufacturing Co. Ltd.	343,400	7,257
	FUJIFILM Holdings Corp.	110,200	6,604
	SBI Holdings Inc.	293,000	6,576
	Sekisui Chemical Co. Ltd.	439,100	6,316
	Daikin Industries Ltd.	26,500	4,299
	MISUMI Group Inc.	177,100	2,990
	Shimano Inc.	18,600	2,865
			215,982
Netherlands (9.0%)
	ASML Holding NV	189,482	143,038
*,1	Adyen NV	63,916	82,512
	EXOR NV	467,496	46,795
			272,345
Norway (0.7%)
*,1	AutoStore Holdings Ltd.	5,309,709	10,432
	DNB Bank ASA	476,774	10,137
			20,569
Singapore (0.4%)
*	Sea Ltd. ADR	297,966	12,068
South Korea (2.2%)
	Samsung Electronics Co. Ltd. (XKRX)	545,771	33,126
*	Coupang Inc.	1,449,769	23,472
	Samsung SDI Co. Ltd. (XKRX)	26,778	9,750
			66,348
Spain (0.9%)
	Banco Bilbao Vizcaya Argentaria SA	1,737,486	15,836
	Iberdrola SA (XMAD)	869,735	11,408
			27,244
Sweden (5.8%)
*	Spotify Technology SA	473,276	88,933
	Atlas Copco AB Class A	3,762,912	64,839
*	Kinnevik AB Class B	940,952	10,114
	Svenska Handelsbanken AB Class A	821,898	8,932
	Nibe Industrier AB Class B	430,917	3,026
			175,844
Switzerland (3.3%)
	Roche Holding AG	81,225	23,611
[1]	VAT Group AG	40,725	20,454
	Temenos AG (Registered)	137,690	12,831
7

International Portfolio
		Shares	Market Value• ($000)
	Cie Financiere Richemont SA Class A (Registered)	83,025	11,468
	Alcon Inc.	145,043	11,348
	Lonza Group AG (Registered)	23,575	9,939
	Chocoladefabriken Lindt & Spruengli AG Ptg. Ctf.	797	9,567
			99,218
Taiwan (3.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	5,050,000	96,816
United Kingdom (8.6%)
	Shell plc	1,163,327	38,277
*,3,4	The Brandtech Group LLC PP (Acquired 9/23/15, Cost $5,200)	3,903,901	29,865
*	Ocado Group plc	2,924,862	28,254
*	Wise plc Class A	2,330,587	25,920
	AstraZeneca plc	145,643	19,646
	Rio Tinto plc	239,993	17,851
	Unilever plc (XLON)	358,007	17,331
	Reckitt Benckiser Group plc	201,428	13,899
	RELX plc	348,202	13,815
	GSK plc	604,164	11,158
	Diageo plc	275,461	9,998
	Bunzl plc	238,636	9,697
	National Grid plc	702,602	9,465
	Burberry Group plc	436,558	7,874
	Whitbread plc	151,826	7,069
			260,119
United States (14.4%)
*	MercadoLibre Inc.	94,614	148,690
*	Moderna Inc.	582,262	57,906
	NVIDIA Corp.	110,057	54,502
*	Tesla Inc.	164,897	40,974
*	Elastic NV	312,362	35,203
*	Illumina Inc.	191,338	26,642
*	Booking Holdings Inc.	4,130	14,650
*	Atlassian Corp. Ltd. Class A	59,697	14,199
*	Mobileye Global Inc. Class A	324,695	14,066
*	Lululemon Athletica Inc.	26,608	13,604
		Shares	Market Value• ($000)
*,2	ARM Holdings plc ADR	128,938	9,689
*	SolarEdge Technologies Inc.	62,456	5,846
			435,971
Total Common Stocks (Cost $2,630,801)			2,884,184
Preferred Stocks (1.3%)
	Sartorius AG Preference Shares	85,718	31,477
[1,2]	Dr. Ing Hc F Porsche AG Preference Shares	65,815	5,797
Total Preferred Stocks (Cost $54,925)			37,274
Temporary Cash Investments (3.7%)
Money Market Fund (3.7%)
[5,6]	Vanguard Market Liquidity Fund, 5.435% (Cost $113,268)	1,132,789	113,256
Total Investments (100.5%) (Cost $2,798,994)			3,034,714
Other Assets and Liabilities—Net (-0.5%)			(15,637)
Net Assets (100%)			3,019,077
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate value was $204,891,000, representing 6.8% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $17,530,000.
3	Restricted securities totaling $31,398,000, representing 1.0% of net assets.
4	Security value determined using significant unobservable inputs.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $18,949,000 was received for securities on loan, of which $17,863,000 is held in Vanguard Market Liquidity Fund and $1,086,000 is held in cash.
ADR—American Depositary Receipt.
PP—Private Placement.
Ptg. Ctf.—Participating Certificates.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	March 2024	532	59,914	2,209
MSCI Emerging Markets Index	March 2024	469	24,240	1,025
				3,234

See accompanying Notes, which are an integral part of the Financial Statements.
8

International Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $2,685,726)	2,921,458
Affiliated Issuers (Cost $113,268)	113,256
Total Investments in Securities	3,034,714
Investment in Vanguard	96
Cash	2,988
Cash Collateral Pledged—Futures Contracts	2,578
Foreign Currency, at Value (Cost $1,714)	1,430
Receivables for Investment Securities Sold	1,110
Receivables for Accrued Income	7,421
Receivables for Capital Shares Issued	2,150
Variation Margin Receivable—Futures Contracts	58
Other Assets	48
Total Assets	3,052,593
Liabilities
Payables for Investment Securities Purchased	3,652
Collateral for Securities on Loan	18,949
Payables to Investment Advisor	805
Payables for Capital Shares Redeemed	7,293
Payables to Vanguard	508
Deferred Foreign Capital Gains Taxes	2,309
Total Liabilities	33,516
Net Assets	3,019,077
1 Includes $17,530,000 of securities on loan.
At December 31, 2023, net assets consisted of:

Paid-in Capital	2,663,948
Total Distributable Earnings (Loss)	355,129
Net Assets	3,019,077

Net Assets
Applicable to 122,893,515 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,019,077
Net Asset Value Per Share	$24.57

See accompanying Notes, which are an integral part of the Financial Statements.
9

International Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	41,009
Interest[2]	4,415
Securities Lending—Net	260
Total Income	45,684
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,553
Performance Adjustment	(588)
The Vanguard Group—Note C
Management and Administrative	5,228
Marketing and Distribution	173
Custodian Fees	161
Auditing Fees	42
Shareholders’ Reports	21
Trustees’ Fees and Expenses	2
Other Expenses	196
Total Expenses	9,788
Net Investment Income	35,896
Realized Net Gain (Loss)
Investment Securities Sold[2]	94,112
Futures Contracts	2,057
Foreign Currencies	72
Realized Net Gain (Loss)	96,241
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	268,731
Futures Contracts	5,149
Foreign Currencies	41
Change in Unrealized Appreciation (Depreciation)	273,921
Net Increase (Decrease) in Net Assets Resulting from Operations	406,058
1	Dividends are net of foreign withholding taxes of $3,140,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $4,302,000, ($7,000), $1,000, and ($9,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $723,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,896	32,897
Realized Net Gain (Loss)	96,241	104,135
Change in Unrealized Appreciation (Depreciation)	273,921	(1,396,873)
Net Increase (Decrease) in Net Assets Resulting from Operations	406,058	(1,259,841)
Distributions
Total Distributions	(145,551)	(657,944)
Capital Share Transactions
Issued	239,518	372,085
Issued in Lieu of Cash Distributions	145,551	657,944
Redeemed	(463,843)	(521,400)
Net Increase (Decrease) from Capital Share Transactions	(78,774)	508,629
Total Increase (Decrease)	181,733	(1,409,156)
Net Assets
Beginning of Period	2,837,344	4,246,500
End of Period	3,019,077	2,837,344

See accompanying Notes, which are an integral part of the Financial Statements.
10

International Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.52	$39.70	$43.57	$29.00	$23.14
Investment Operations
Net Investment Income[1]	.287	.269	.345	.158	.371
Net Realized and Unrealized Gain (Loss) on Investments	2.937	(11.155)	(1.007)	15.535	6.692
Total from Investment Operations	3.224	(10.886)	(.662)	15.693	7.063
Distributions
Dividends from Net Investment Income	(.372)	(.398)	(.123)	(.397)	(.378)
Distributions from Realized Capital Gains	(.802)	(5.896)	(3.085)	(.726)	(.825)
Total Distributions	(1.174)	(6.294)	(3.208)	(1.123)	(1.203)
Net Asset Value, End of Period	$24.57	$22.52	$39.70	$43.57	$29.00
Total Return	14.65%	-30.12%	-1.54%	57.58%	31.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,019	$2,837	$4,247	$5,897	$4,023
Ratio of Total Expenses to Average Net Assets[2]	0.33%	0.41%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.06%	0.81%	0.49%	1.43%
Portfolio Turnover Rate	15%	17%	21%[3]	22%	14%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.06%, 0.04%, 0.04%, and 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
11

International Portfolio
Notes to Financial Statements
The International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
12

International Portfolio
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of
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International Portfolio
receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.	The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended December 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before a net decrease of $588,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $96,000, representing less than 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	501,437	20,836	—	522,273
Common Stocks—Other	259,556	2,070,957	31,398	2,361,911
Preferred Stocks	—	37,274	—	37,274
Temporary Cash Investments	113,256	—	—	113,256
Total	874,249	2,129,067	31,398	3,034,714
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,234	—	—	3,234
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures is performed by the valuation designee under the oversight of the board. The valuation designee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. A summary of valuation decisions made by the valuation designee is reported to the board on a quarterly basis for review. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.
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International Portfolio
The following table summarizes changes in investments and derivatives valued based on Level 3 inputs during the year ended December 31, 2023. Transfers, if any, into or out of Level 3 are recognized based on values as of the beginning of the period.
Amount Valued Based on Level 3 Inputs	Investments in Common Stocks ($000)
Balance as of December 31, 2022	31,572
Change in Unrealized Appreciation (Depreciation)	(174)
Balance as of December 31, 2023	31,398
Net change in unrealized appreciation (depreciation) from investments and derivatives still held as of December 31, 2023, was ($174,000).
The following table provides quantitative information about the significant unobservable inputs used in fair value measurements as of December 31, 2023.
Security Type	Fair Value at 12/31/2023 ($000)	Valuation Technique	Unobservable Input	Range (Weighted Avg.)
Common Stocks	29,865	Market Comparables[1]	EV/LTM Revenue Liquidity Discount	1.62-7.08 (4.07) 10%
	1,533	Market Comparables	EV/LTM Revenue Liquidity Discount Index Return	0.82-10.60 (4.76) 10% 2.9%
1	During the period ended December 31, 2023, the valuation technique was changed from a recent transaction multiple to a market comparables approach. This was considered to be a more relevant measure of fair value for this investment.
Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement at December 31, 2023.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	43,140
Undistributed Long-Term Gains	90,606
Net Unrealized Gains (Losses)	221,383
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	355,129
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	46,115	54,088
Long-Term Capital Gains	99,436	603,856
Total	145,551	657,944
*	Includes short-term capital gains, if any.
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International Portfolio
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,811,040
Gross Unrealized Appreciation	767,774
Gross Unrealized Depreciation	(544,100)
Net Unrealized Appreciation (Depreciation)	223,674
F.	During the year ended December 31, 2023, the portfolio purchased $423,946,000 of investment securities and sold $584,877,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	10,085	14,219
Issued in Lieu of Cash Distributions	6,306	24,242
Redeemed	(19,480)	(19,430)
Net Increase (Decrease) in Shares Outstanding	(3,089)	19,031
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 31% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of International Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
The portfolio hereby designates $1,409,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $99,436,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio designates to shareholders foreign source income of $44,085,000 and foreign taxes paid of $3,283,000.
18

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Variable Insurance Funds International Portfolio has renewed the portfolio’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.
The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the portfolio’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:
Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The advisor takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the portfolio since 2003.
Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), has been in existence for more than 200 years and has investment management experience dating back to 1926. Schroder uses fundamental research to identify quality growth stocks with sustainable competitive advantages selling at attractive valuations. Bottom-up research is conducted within the context of key structural trends shaping the global economy or a given industry that will drive a company’s future growth prospects. The Schroder portfolio’s holdings are classified as either “core” or “opportunistic.” Core holdings generally constitute two-thirds of the Schroder portfolio and tend to be longer-term holdings because of competitive advantages that can support above-average growth rates for an extended period. Opportunistic holdings tend to be shorter-term and more cyclical in nature. Schroder Inc. has advised a portion of the portfolio since its inception in 1994, and its affiliate Schroder Ltd. has sub-advised a portion of the portfolio since 2003.
The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.
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Investment performance
The board considered the short- and long-term performance of each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue.
Cost
The board concluded that the portfolio’s expense ratio was below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Baillie Gifford or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Baillie Gifford and Schroder without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.
The board will consider whether to renew the advisory arrangements again after a one-year period.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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Q690I 022024

Annual Report  |  December 31, 2023
Vanguard Variable Insurance Funds
Mid-Cap Index Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered robust returns for the 12 months ended December 31, 2023. The Mid-Cap Index Portfolio returned 15.83%, in line with the 15.98% return of its benchmark, the CRSP US Mid Cap Index.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, stocks and bonds rallied worldwide as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	The U.S. stock market’s advance was broad-based: Eight of the 11 industry sectors in the portfolio’s target index recorded gains, six by double digits. Technology, industrial, and consumer discretionary stocks accounted for four-fifths of the index’s return. Consumer staples, energy, and utilities recorded slight losses.
•	For the 10 years ended December 31, 2023, the portfolio returned 9.27%, annualized—on par with the 9.44% return of the index, which incurs no investment or other operational expenses.
•	Please note the portfolio's returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2023
Mid-Cap Index Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,065.00	$0.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.35	0.87
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Mid-Cap Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mid-Cap Index Portfolio	15.83%	12.56%	9.27%	$24,270
CRSP US Mid Cap Index	15.98	12.73	9.44	24,643
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
See Financial Highlights for dividend and capital gains information.
3

Mid-Cap Index Portfolio
Portfolio Allocation
As of December 31, 2023
Basic Materials	3.7%
Consumer Discretionary	13.1
Consumer Staples	4.5
Energy	4.9
Financials	12.5
Health Care	9.5
Industrials	19.8
Real Estate	8.3
Technology	14.5
Telecommunications	1.8
Utilities	7.4
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
4

Mid-Cap Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (3.7%)
	Nucor Corp.	90,457	15,743
	Fastenal Co.	210,263	13,619
	LyondellBasell Industries NV Class A	95,476	9,078
	Newmont Corp.	212,031	8,776
	International Flavors & Fragrances Inc.	93,927	7,605
	Albemarle Corp.	43,179	6,238
	Celanese Corp. Class A	40,049	6,222
	Avery Dennison Corp.	29,634	5,991
	CF Industries Holdings Inc.	70,298	5,589
	International Paper Co.	127,317	4,603
	Mosaic Co.	120,252	4,297
	Steel Dynamics Inc.	28,281	3,340
	Eastman Chemical Co.	21,747	1,953
	FMC Corp.	22,962	1,448
	Westlake Corp.	5,953	833
			95,335
Consumer Discretionary (13.1%)
	DR Horton Inc.	104,183	15,834
*	Copart Inc.	317,986	15,581
	Lennar Corp. Class A	89,394	13,323
*	Trade Desk Inc. Class A	164,206	11,816
*	Chipotle Mexican Grill Inc. Class A	5,049	11,547
	Dollar General Corp.	80,757	10,979
*	Dollar Tree Inc.	76,903	10,924
*	Royal Caribbean Cruises Ltd.	80,140	10,377
*	Take-Two Interactive Software Inc.	62,578	10,072
	Delta Air Lines Inc.	236,762	9,525
*	Aptiv plc	104,074	9,338
*	Warner Bros Discovery Inc.	807,550	9,190
*	Ulta Beauty Inc.	18,115	8,876
	Hilton Worldwide Holdings Inc.	47,181	8,591
	Tractor Supply Co.	39,784	8,555
*	AutoZone Inc.	3,244	8,388
	eBay Inc.	190,967	8,330
*	ROBLOX Corp. Class A	179,415	8,203
	PulteGroup Inc.	79,300	8,185
*	NVR Inc.	1,111	7,778
*	Expedia Group Inc.	49,057	7,446
	Darden Restaurants Inc.	44,272	7,274
	Garmin Ltd.	56,308	7,238
	Genuine Parts Co.	51,586	7,145
*	Carnival Corp.	370,711	6,873
	Electronic Arts Inc.	49,486	6,770
*	Rivian Automotive Inc. Class A	279,590	6,559
	Southwest Airlines Co.	219,336	6,335
	Omnicom Group Inc.	72,836	6,301
	Best Buy Co. Inc.	72,076	5,642
*	Live Nation Entertainment Inc.	59,329	5,553
	Domino's Pizza Inc.	12,835	5,291
*	United Airlines Holdings Inc.	120,215	4,960
	LKQ Corp.	98,457	4,705
	Rollins Inc.	106,859	4,667
*	Burlington Stores Inc.	23,742	4,617
	News Corp. Class A	180,257	4,425
*	MGM Resorts International	94,262	4,212
	Las Vegas Sands Corp.	70,323	3,461
	Pool Corp.	6,766	2,698
		Shares	Market Value• ($000)
	Fox Corp. Class A	90,288	2,679
	Interpublic Group of Cos. Inc.	70,546	2,303
*	CarMax Inc.	29,112	2,234
	Warner Music Group Corp. Class A	45,737	1,637
	Fox Corp. Class B	48,435	1,339
	Paramount Global Class B	88,190	1,304
	Endeavor Group Holdings Inc. Class A	49,817	1,182
[1]	Sirius XM Holdings Inc.	212,687	1,163
	Lennar Corp. Class B	6,899	925
*,1	Lucid Group Inc.	169,861	715
*	Chewy Inc. Class A	18,582	439
	News Corp. Class B	3,475	89
[1]	Paramount Global Class A	2,790	55
			333,648
Consumer Staples (4.5%)
	Cencora Inc.	62,377	12,811
	Corteva Inc.	259,359	12,429
	Kroger Co.	238,206	10,888
	Church & Dwight Co. Inc.	90,652	8,572
	Archer-Daniels-Midland Co.	98,126	7,087
	Walgreens Boots Alliance Inc.	254,296	6,640
	Brown-Forman Corp. Class B	114,874	6,559
	Clorox Co.	45,645	6,509
	McCormick & Co. Inc. (Non-Voting)	92,462	6,326
	Tyson Foods Inc. Class A	104,944	5,641
	Kellanova	100,824	5,637
	Conagra Brands Inc.	175,856	5,040
	J M Smucker Co.	37,098	4,688
	Hormel Foods Corp.	100,540	3,228
	Campbell Soup Co.	71,194	3,078
	Lamb Weston Holdings Inc.	26,676	2,883
	Albertsons Cos. Inc. Class A	116,625	2,682
	Molson Coors Beverage Co. Class B	33,341	2,041
	Brown-Forman Corp. Class A	17,920	1,068
			113,807
Energy (4.9%)
	ONEOK Inc.	214,344	15,051
	Hess Corp.	101,714	14,663
	Cheniere Energy Inc.	83,281	14,217
	Baker Hughes Co. Class A	370,235	12,655
	Halliburton Co.	296,376	10,714
	Devon Energy Corp.	235,736	10,679
	Diamondback Energy Inc.	65,854	10,213
	Williams Cos. Inc.	223,796	7,795
	Coterra Energy Inc.	262,909	6,709
*	First Solar Inc.	37,349	6,434
*	Enphase Energy Inc.	47,733	6,307
	Marathon Oil Corp.	215,315	5,202
	EQT Corp.	75,692	2,926
	Texas Pacific Land Corp.	1,133	1,782
			125,347
Financials (12.5%)
	Arthur J Gallagher & Co.	79,442	17,865
	MSCI Inc. Class A	27,647	15,639
	Ameriprise Financial Inc.	37,236	14,143
	Prudential Financial Inc.	132,824	13,775
	Apollo Global Management Inc.	146,169	13,622
	Allstate Corp.	96,288	13,478
	Discover Financial Services	92,006	10,342
5

Mid-Cap Index Portfolio
		Shares	Market Value• ($000)
*	Coinbase Global Inc. Class A	56,532	9,832
*	Arch Capital Group Ltd.	130,440	9,688
	Willis Towers Watson plc	37,995	9,164
	Broadridge Financial Solutions Inc.	43,290	8,907
	Hartford Financial Services Group Inc.	110,665	8,895
	T. Rowe Price Group Inc.	82,223	8,855
	American International Group Inc.	129,151	8,750
	Fifth Third Bancorp	250,577	8,642
	Nasdaq Inc.	148,608	8,640
	M&T Bank Corp.	61,064	8,371
	State Street Corp.	107,862	8,355
	Raymond James Financial Inc.	69,080	7,702
	Ares Management Corp. Class A	61,457	7,309
	Cboe Global Markets Inc.	38,842	6,936
	Principal Financial Group Inc.	87,717	6,901
	Huntington Bancshares Inc.	532,802	6,777
	FactSet Research Systems Inc.	13,979	6,669
	Regions Financial Corp.	342,207	6,632
*	Markel Group Inc.	4,620	6,560
	LPL Financial Holdings Inc.	27,825	6,334
	Northern Trust Corp.	72,367	6,106
	Cincinnati Financial Corp.	57,727	5,972
	Everest Group Ltd.	15,965	5,645
	Citizens Financial Group Inc.	162,952	5,400
	W R Berkley Corp.	71,160	5,032
	KeyCorp	344,476	4,960
	Fidelity National Financial Inc.	95,129	4,854
	Loews Corp.	65,699	4,572
	Tradeweb Markets Inc. Class A	42,214	3,836
	Interactive Brokers Group Inc. Class A	37,411	3,101
	Franklin Resources Inc.	100,068	2,981
	Brown & Brown Inc.	41,908	2,980
	Globe Life Inc.	16,485	2,007
	Corebridge Financial Inc.	81,627	1,768
*	Rocket Cos. Inc. Class A	47,326	685
			318,682
Health Care (9.5%)
*	Dexcom Inc.	142,166	17,641
*	IQVIA Holdings Inc.	67,150	15,537
*	Centene Corp.	196,561	14,587
	GE HealthCare Technologies Inc.	142,379	11,009
	West Pharmaceutical Services Inc.	27,224	9,586
	Zimmer Biomet Holdings Inc.	76,891	9,358
*	Veeva Systems Inc. Class A	48,400	9,318
	ResMed Inc.	54,121	9,310
	Cardinal Health Inc.	90,693	9,142
*	Alnylam Pharmaceuticals Inc.	46,175	8,838
*	IDEXX Laboratories Inc.	15,279	8,481
*	Illumina Inc.	58,430	8,136
	STERIS plc	36,352	7,992
*	Molina Healthcare Inc.	21,452	7,751
*	Align Technology Inc.	26,771	7,335
	Baxter International Inc.	186,663	7,216
	Laboratory Corp. of America Holdings	31,241	7,101
*	Biogen Inc.	26,658	6,898
	Cooper Cos. Inc.	18,221	6,896
*	BioMarin Pharmaceutical Inc.	69,312	6,683
*	Hologic Inc.	88,304	6,309
*	Moderna Inc.	63,132	6,278
	Quest Diagnostics Inc.	41,372	5,704
*	Avantor Inc.	248,867	5,682
*	Insulet Corp.	25,692	5,575
	Revvity Inc.	45,402	4,963
	Viatris Inc.	441,360	4,780
*	Incyte Corp.	70,093	4,401
	Royalty Pharma plc Class A	139,138	3,908
	Teleflex Inc.	8,669	2,161
		Shares	Market Value• ($000)
*	Henry Schein Inc.	23,981	1,816
*	Bio-Rad Laboratories Inc. Class A	3,769	1,217
			241,609
Industrials (19.7%)
	TransDigm Group Inc.	19,335	19,559
	Cintas Corp.	31,856	19,198
	PACCAR Inc.	192,467	18,794
	Carrier Global Corp.	308,717	17,736
	Old Dominion Freight Line Inc.	36,135	14,647
	Ferguson plc	74,903	14,462
	United Rentals Inc.	24,940	14,301
	AMETEK Inc.	84,923	14,003
	WW Grainger Inc.	16,437	13,621
	Otis Worldwide Corp.	150,594	13,474
	Rockwell Automation Inc.	42,193	13,100
	Fidelity National Information Services Inc.	217,989	13,095
	Verisk Analytics Inc. Class A	53,350	12,743
	Cummins Inc.	52,155	12,495
	Global Payments Inc.	95,799	12,166
	Quanta Services Inc.	53,458	11,536
	Ingersoll Rand Inc.	148,947	11,520
	Martin Marietta Materials Inc.	22,741	11,346
	Equifax Inc.	45,338	11,212
	Vulcan Materials Co.	48,890	11,098
	DuPont de Nemours Inc.	142,409	10,956
*	Keysight Technologies Inc.	64,244	10,221
	Xylem Inc.	88,706	10,144
*	Fair Isaac Corp.	8,639	10,056
*	Mettler-Toledo International Inc.	7,978	9,677
	Fortive Corp.	129,313	9,521
	Westinghouse Air Brake Technologies Corp.	65,922	8,365
	Dover Corp.	51,474	7,917
*	Teledyne Technologies Inc.	17,361	7,748
	L3Harris Technologies Inc.	34,870	7,344
	Johnson Controls International plc	125,155	7,214
*	Waters Corp.	21,754	7,162
*	FleetCor Technologies Inc.	25,235	7,132
	Veralto Corp.	86,099	7,082
	Expeditors International of Washington Inc.	53,504	6,806
	Ball Corp.	116,015	6,673
	PPG Industries Inc.	43,380	6,487
	JB Hunt Transport Services Inc.	30,364	6,065
	Jacobs Solutions Inc.	46,372	6,019
	Synchrony Financial	152,232	5,814
	Textron Inc.	72,115	5,799
	Snap-on Inc.	19,420	5,609
	Stanley Black & Decker Inc.	56,409	5,534
	Masco Corp.	82,589	5,532
	Packaging Corp. of America	32,980	5,373
*	Zebra Technologies Corp. Class A	18,897	5,165
	TransUnion	71,271	4,897
*	Trimble Inc.	91,528	4,869
	Howmet Aerospace Inc.	75,748	4,099
	HEICO Corp. Class A	27,834	3,965
	Hubbell Inc. Class B	9,865	3,245
	HEICO Corp.	14,944	2,673
	Jack Henry & Associates Inc.	13,413	2,192
	Crown Holdings Inc.	22,196	2,044
	CH Robinson Worldwide Inc.	20,356	1,759
*	BILL Holdings Inc.	18,663	1,523
*,1	Symbotic Inc. Class A	8,981	461
			503,248
Real Estate (8.3%)
	Welltower Inc.	204,620	18,451
	Realty Income Corp.	266,380	15,295
	Digital Realty Trust Inc.	111,434	14,997
*	CoStar Group Inc.	150,263	13,131
	Extra Space Storage Inc.	77,741	12,464

6

Mid-Cap Index Portfolio
		Shares	Market Value• ($000)
	VICI Properties Inc. Class A	380,667	12,136
	SBA Communications Corp. Class A	39,698	10,071
*	CBRE Group Inc. Class A	106,548	9,918
	AvalonBay Communities Inc.	52,257	9,784
	Weyerhaeuser Co.	268,614	9,340
	Simon Property Group Inc.	57,021	8,133
	Equity Residential	132,740	8,118
	Alexandria Real Estate Equities Inc.	63,940	8,106
	Invitation Homes Inc.	225,177	7,681
	Iron Mountain Inc.	107,440	7,519
	Ventas Inc.	148,055	7,379
	Sun Communities Inc.	45,790	6,120
	Essex Property Trust Inc.	23,617	5,856
	Mid-America Apartment Communities Inc.	42,937	5,773
	WP Carey Inc.	80,461	5,215
	UDR Inc.	121,032	4,634
	Host Hotels & Resorts Inc.	129,908	2,529
	Regency Centers Corp.	34,001	2,278
	Healthpeak Properties Inc.	100,356	1,987
	Camden Property Trust	19,596	1,946
*	Zillow Group Inc. Class C	28,520	1,650
*	Zillow Group Inc. Class A	7,002	397
			210,908
Technology (14.5%)
	Amphenol Corp. Class A	220,154	21,824
	Microchip Technology Inc.	199,087	17,954
*	Atlassian Corp. Class A	57,037	13,567
*	ON Semiconductor Corp.	158,480	13,238
*	Palantir Technologies Inc. Class A	723,385	12,421
*	Gartner Inc.	27,248	12,292
*	Datadog Inc. Class A	100,064	12,146
*	ANSYS Inc.	31,965	11,599
*	DoorDash Inc. Class A	115,954	11,467
	CDW Corp.	49,291	11,205
	Monolithic Power Systems Inc.	16,748	10,564
*	HubSpot Inc.	17,593	10,213
*	MongoDB Inc. Class A	24,939	10,196
	HP Inc.	327,280	9,848
	Marvell Technology Inc.	158,740	9,574
*	Splunk Inc.	62,015	9,448
*	Cloudflare Inc. Class A	103,432	8,612
	Corning Inc.	282,529	8,603
	Hewlett Packard Enterprise Co.	472,024	8,015
*	Pinterest Inc. Class A	215,748	7,991
*	Zscaler Inc.	32,491	7,199
*	Fortinet Inc.	120,086	7,029
	Cognizant Technology Solutions Corp. Class A	92,250	6,968
	NetApp Inc.	76,828	6,773
	Skyworks Solutions Inc.	58,862	6,617
*	VeriSign Inc.	31,933	6,577
*	Akamai Technologies Inc.	55,502	6,569
*	Snap Inc. Class A	384,204	6,505
*	Tyler Technologies Inc.	15,500	6,481
*	EPAM Systems Inc.	21,231	6,313
*	Western Digital Corp.	119,306	6,248
	Seagate Technology Holdings plc	73,122	6,242
*	Zoom Video Communications Inc. Class A	85,367	6,139
	Teradyne Inc.	56,259	6,105
*	GoDaddy Inc. Class A	51,818	5,501
*	Okta Inc. Class A	57,677	5,221
*	Twilio Inc. Class A	63,283	4,801
	SS&C Technologies Holdings Inc.	77,405	4,730
		Shares	Market Value• ($000)
	Gen Digital Inc.	200,383	4,573
	Bentley Systems Inc. Class B	83,698	4,367
*	Unity Software Inc.	97,877	4,002
	Paycom Software Inc.	18,837	3,894
	Leidos Holdings Inc.	25,314	2,740
*	DocuSign Inc. Class A	37,477	2,228
*	Qorvo Inc.	17,869	2,012
*	Match Group Inc.	49,930	1,822
			368,433
Telecommunications (1.8%)
*	Arista Networks Inc.	91,577	21,567
	Motorola Solutions Inc.	61,070	19,120
*	Liberty Broadband Corp. Class C	44,174	3,560
*	Roku Inc. Class A	22,982	2,107
*	Liberty Broadband Corp. Class A	5,841	471
			46,825
Utilities (7.4%)
	PG&E Corp.	936,416	16,884
	Waste Connections Inc.	94,801	14,151
	Constellation Energy Corp.	117,517	13,737
	Xcel Energy Inc.	203,024	12,569
	Consolidated Edison Inc.	126,912	11,545
	Public Service Enterprise Group Inc.	183,644	11,230
	Edison International	141,118	10,089
	WEC Energy Group Inc.	116,061	9,769
	American Water Works Co. Inc.	71,637	9,455
	Eversource Energy	128,431	7,927
	Entergy Corp.	77,797	7,872
	FirstEnergy Corp.	200,550	7,352
	PPL Corp.	271,172	7,349
	DTE Energy Co.	64,460	7,107
	Ameren Corp.	96,575	6,986
	CenterPoint Energy Inc.	231,594	6,617
	CMS Energy Corp.	107,351	6,234
	Alliant Energy Corp.	92,960	4,769
	AES Corp.	246,301	4,741
	Evergy Inc.	84,453	4,408
	NiSource Inc.	164,582	4,370
	Vistra Corp.	65,863	2,537
	Avangrid Inc.	28,858	935
			188,633
Total Common Stocks (Cost $1,966,799)			2,546,475
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 5.435% (Cost $6,078)	60,792	6,077
Total Investments (100.1%) (Cost $1,972,877)			2,552,552
Other Assets and Liabilities—Net (-0.1%)			(2,031)
Net Assets (100%)			2,550,521
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,255,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $1,377,000 was received for securities on loan.

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Mid-Cap Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2024	3	307	(5)
E-mini S&P 500 Index	March 2024	8	1,928	(5)
E-mini S&P Mid-Cap 400 Index	March 2024	7	1,967	(19)
				(29)
See accompanying Notes, which are an integral part of the Financial Statements.
8

Mid-Cap Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,966,799)	2,546,475
Affiliated Issuers (Cost $6,078)	6,077
Total Investments in Securities	2,552,552
Investment in Vanguard	79
Cash	144
Cash Collateral Pledged—Futures Contracts	470
Receivables for Accrued Income	3,946
Receivables for Capital Shares Issued	749
Total Assets	2,557,940
Liabilities
Payables for Investment Securities Purchased	173
Collateral for Securities on Loan	1,377
Payables for Capital Shares Redeemed	5,611
Payables to Vanguard	189
Variation Margin Payable—Futures Contracts	69
Total Liabilities	7,419
Net Assets	2,550,521
1 Includes $1,255,000 of securities on loan.
At December 31, 2023, net assets consisted of:

Paid-in Capital	1,906,425
Total Distributable Earnings (Loss)	644,096
Net Assets	2,550,521
Net Assets
Applicable to 106,575,701 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,550,521
Net Asset Value Per Share	$23.93
See accompanying Notes, which are an integral part of the Financial Statements.
9

Mid-Cap Index Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	38,774
Interest[2]	200
Securities Lending—Net	363
Total Income	39,337
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative	3,596
Marketing and Distribution	130
Custodian Fees	54
Auditing Fees	31
Shareholders’ Reports	72
Trustees’ Fees and Expenses	1
Other Expenses	9
Total Expenses	3,940
Net Investment Income	35,397
Realized Net Gain (Loss)
Investment Securities Sold[2]	30,014
Futures Contracts	1,081
Realized Net Gain (Loss)	31,095
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	284,865
Futures Contracts	89
Change in Unrealized Appreciation (Depreciation)	284,954
Net Increase (Decrease) in Net Assets Resulting from Operations	351,446
1	Dividends are net of foreign withholding taxes of $15,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $185,000, ($2,000), less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,397	32,440
Realized Net Gain (Loss)	31,095	41,605
Change in Unrealized Appreciation (Depreciation)	284,954	(592,924)
Net Increase (Decrease) in Net Assets Resulting from Operations	351,446	(518,879)
Distributions
Total Distributions	(73,871)	(277,011)
Capital Share Transactions
Issued	312,862	270,019
Issued in Lieu of Cash Distributions	73,871	277,011
Redeemed	(345,053)	(300,821)
Net Increase (Decrease) from Capital Share Transactions	41,680	246,209
Total Increase (Decrease)	319,255	(549,681)
Net Assets
Beginning of Period	2,231,266	2,780,947
End of Period	2,550,521	2,231,266
See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.38	$29.48	$25.77	$24.03	$20.23
Investment Operations
Net Investment Income[1]	.336	.319	.284	.325[2]	.334
Net Realized and Unrealized Gain (Loss) on Investments	2.934	(5.464)	5.642	3.047	5.621
Total from Investment Operations	3.270	(5.145)	5.926	3.372	5.955
Distributions
Dividends from Net Investment Income	(.319)	(.282)	(.318)	(.344)	(.350)
Distributions from Realized Capital Gains	(.401)	(2.673)	(1.898)	(1.288)	(1.805)
Total Distributions	(.720)	(2.955)	(2.216)	(1.632)	(2.155)
Net Asset Value, End of Period	$23.93	$21.38	$29.48	$25.77	$24.03
Total Return	15.83%	-18.82%	24.36%	18.07%	30.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,551	$2,231	$2,781	$2,241	$2,155
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%[3]	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.39%	1.03%	1.50%[2]	1.49%
Portfolio Turnover Rate	16%	16%	20%	28%	21%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.036 and 0.17%, respectively, resulting from a special dividend from NortonLifeLock Inc. in February 2020.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.17%.
See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Index Portfolio
Notes to Financial Statements
The Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While
13

Mid-Cap Index Portfolio
collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $79,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
14

Mid-Cap Index Portfolio
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2023, 100% of the market value of the portfolio's investments and derivatives was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	36,876
Undistributed Long-Term Gains	27,964
Net Unrealized Gains (Losses)	579,256
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	644,096
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	32,760	55,522
Long-Term Capital Gains	41,111	221,489
Total	73,871	277,011
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,973,296
Gross Unrealized Appreciation	717,728
Gross Unrealized Depreciation	(138,472)
Net Unrealized Appreciation (Depreciation)	579,256
E.  During the year ended December 31, 2023, the portfolio purchased $386,157,000 of investment securities and sold $370,562,000 of investment securities, other than temporary cash investments.
15

Mid-Cap Index Portfolio
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2023, such purchases were $23,944,000 and sales were $144,634,000, resulting in net realized loss of $45,685,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)
Issued	14,297	11,614
Issued in Lieu of Cash Distributions	3,576	11,188
Redeemed	(15,649)	(12,791)
Net Increase (Decrease) in Shares Outstanding	2,224	10,011
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 32% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Mid-Cap Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
For corporate shareholders, 80.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $68,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $41,111,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
18

The CRSP US Mid Cap Index (the “Index”) is a product of the Center for Research in Security Prices, LLC (“CRSP”), an affiliate of the University of Chicago (“University”), and has been licensed for use by Vanguard. CRSP® is a trademark of CRSP; and has been licensed by CRSP for use for certain purposes by Vanguard. The Vanguard Mid-Cap Index Portfolio is not sponsored, endorsed, sold or promoted by CRSP or University. Neither CRSP nor University makes any representation or warranty, express or implied, to the owners of the Vanguard Mid-Cap Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mid-Cap Index Portfolio particularly or the ability of the Index to track general market performance. The Index is determined, composed and calculated without regard to Vanguard or the Vanguard Mid-Cap Index Portfolio. Neither CRSP nor the University has any obligation to take the needs of Vanguard or the owners of Vanguard Mid-Cap Index Portfolio into consideration in determining, composing or calculating the Index. Neither CRSP nor the University is responsible for and has not participated in the determination of the prices and amount of Vanguard Mid-Cap Index Portfolio or the timing of the issuance or sale of Vanguard Mid-Cap Index Portfolio or in the determination or calculation of the equation by which Vanguard Mid-Cap Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. Neither CRSP nor the University has any obligation or liability in connection with the administration, marketing or trading of Vanguard Mid-Cap Index Portfolio. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. Neither CRSP nor the University is an investment advisor. Inclusion of a security within an index is not a recommendation by CRSP or the University to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER CRSP NOR THE UNIVERSITY GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. NEITHER CRSP NOR THE UNIVERSITY SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. NEITHER CRSP NOR THE UNIVERSITY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND CRSP AND THE UNIVERSITY EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD MID-CAP INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL CRSP OR THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CRSP AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF CRSP.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MC 022024

Annual Report  |  December 31, 2023
Vanguard Variable Insurance Funds
Moderate Allocation Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio's Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Moderate Allocation Portfolio returned 15.55%, in line with its benchmark index, the Moderate Allocation Composite Index, after factoring in the portfolio’s expenses.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	The portfolio targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: Vanguard Variable Insurance Funds Total Bond Market Index Portfolio and Equity Index Portfolio and Admiral™ Shares of Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.
•	The Equity Index Portfolio return helped performance the most with a return of 26.11%; the Extended Market Index Fund returned 25.38%. The Total International Stock Index Fund returned 15.52%, the Total International Bond Index Fund 8.83%, and the Total Bond Market Index Portfolio 5.58%.
•	The portfolio recorded an average annual return of 6.19% for the 10 years ended December 31, 2023, near its benchmark average of 6.48%.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2023
Moderate Allocation Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,058.90	$0.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Moderate Allocation Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Moderate Allocation Portfolio	15.55%	7.78%	6.19%	$18,236
Moderate Allocation Composite Index	15.81	8.16	6.48	18,737
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
Moderate Allocation Composite Index: Weighted 36% S&P Total Market Index, 28% Bloomberg U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of April 1,2017. Weighted 42% S&P Total Market Index, 32% Bloomberg U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) through March 31, 2017.
See Financial Highlights for dividend and capital gains information.
3

Moderate Allocation Portfolio
Underlying Vanguard Funds
As of December 31, 2023
Vanguard Variable Insurance Funds—Equity Index Portfolio	30.9%
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	28.0
Vanguard Total International Stock Index Fund Admiral Shares	24.1
Vanguard Total International Bond Index Fund Admiral Shares	11.9
Vanguard Extended Market Index Fund Admiral Shares	5.1
The table reflects the portfolio's investments, except for short-term investments.
4

Moderate Allocation Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (99.9%)
U.S. Stock Funds (36.0%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,323,650	202,377
Vanguard Extended Market Index Fund Admiral Shares	265,760	33,135
		235,512
International Stock Fund (24.1%)
Vanguard Total International Stock Index Fund Admiral Shares	5,070,314	157,839
U.S. Bond Fund (27.9%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	17,208,284	182,924
International Bond Fund (11.9%)
Vanguard Total International Bond Index Fund Admiral Shares	3,953,358	77,961
Total Investment Companies (Cost $622,004)		654,236
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.435% (Cost $—)	1	—
Total Investments (99.9%) (Cost $622,004)		654,236
Other Assets and Liabilities—Net (0.1%)		550
Net Assets (100%)		654,786
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Moderate Allocation Portfolio
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $622,004)	654,236
Receivables for Investment Securities Sold	350
Receivables for Capital Shares Issued	881
Total Assets	655,467
Liabilities
Due to Custodian	26
Payables for Capital Shares Redeemed	655
Total Liabilities	681
Net Assets	654,786
At December 31, 2023, net assets consisted of:

Paid-in Capital	595,554
Total Distributable Earnings (Loss)	59,232
Net Assets	654,786

Net Assets
Applicable to 22,496,369 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	654,786
Net Asset Value Per Share	$29.11
See accompanying Notes, which are an integral part of the Financial Statements.
6

Moderate Allocation Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	14,987
Net Investment Income—Note B	14,987
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	5,716
Affiliated Funds Sold	7,017
Realized Net Gain (Loss)	12,733
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	58,888
Net Increase (Decrease) in Net Assets Resulting from Operations	86,608
See accompanying Notes, which are an integral part of the Financial Statements.
7

Moderate Allocation Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,987	12,064
Realized Net Gain (Loss)	12,733	18,775
Change in Unrealized Appreciation (Depreciation)	58,888	(148,211)
Net Increase (Decrease) in Net Assets Resulting from Operations	86,608	(117,372)
Distributions
Total Distributions	(30,799)	(44,976)
Capital Share Transactions
Issued	79,800	60,858
Issued in Lieu of Cash Distributions	30,799	44,976
Redeemed	(62,099)	(134,521)
Net Increase (Decrease) from Capital Share Transactions	48,500	(28,687)
Total Increase (Decrease)	104,309	(191,035)
Net Assets
Beginning of Period	550,477	741,512
End of Period	654,786	550,477
See accompanying Notes, which are an integral part of the Financial Statements.
8

Moderate Allocation Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$26.65	$33.89	$32.45	$30.12	$26.46
Investment Operations
Net Investment Income[1]	.694	.533	.691	.552	.720
Capital Gain Distributions Received[1]	.265	.443	.470	.184	.199
Net Realized and Unrealized Gain (Loss) on Investments	3.008	(6.147)	1.977	2.976	4.106
Total from Investment Operations	3.967	(5.171)	3.138	3.712	5.025
Distributions
Dividends from Net Investment Income	(.581)	(.723)	(.496)	(.720)	(.657)
Distributions from Realized Capital Gains	(.926)	(1.346)	(1.202)	(.662)	(.708)
Total Distributions	(1.507)	(2.069)	(1.698)	(1.382)	(1.365)
Net Asset Value, End of Period	$29.11	$26.65	$33.89	$32.45	$30.12
Total Return	15.55%	-15.93%	10.07%	13.77%	19.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$655	$550	$742	$680	$532
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.54%	1.88%	2.09%	1.89%	2.54%
Portfolio Turnover Rate	8%	11%	10%	26%	13%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Moderate Allocation Portfolio
Notes to Financial Statements
The Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying
10

Moderate Allocation Portfolio
Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the year ended December 31, 2023, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	14,644
Undistributed Long-Term Gains	12,692
Net Unrealized Gains (Losses)	31,896
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	59,232
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	12,062	16,641
Long-Term Capital Gains	18,737	28,335
Total	30,799	44,976
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	622,340
Gross Unrealized Appreciation	71,191
Gross Unrealized Depreciation	(39,295)
Net Unrealized Appreciation (Depreciation)	31,896
11

Moderate Allocation Portfolio
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)
Issued	2,930	2,128
Issued in Lieu of Cash Distributions	1,182	1,503
Redeemed	(2,273)	(4,851)
Net Increase (Decrease) in Shares Outstanding	1,839	(1,220)
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2023 Market Value ($000)
Vanguard Extended Market Index Fund	29,497	1,615	4,694	1,880	4,837	448	—	33,135
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	6	—	—
Vanguard Total International Bond Index Fund	65,411	13,980	4,184	—	2,754	3,257	—	77,961
Vanguard Total International Stock Index Fund	134,957	16,274	9,788	1,009	15,387	4,827	—	157,839
Vanguard Variable Insurance Funds—Equity Index Portfolio	165,979	16,786	14,901	4,108	30,405	2,581	5,716	202,377
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	154,500	34,406	11,507	20	5,505	3,868	—	182,924
Total	550,344	83,061	45,074	7,017	58,888	14,987	5,716	654,236
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 69% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Moderate Allocation Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Moderate Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
For corporate shareholders, 17.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $49,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $18,737,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 23.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The portfolio designates to shareholders foreign source income of $6,057,000 and foreign taxes paid of $337,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
14

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) are service marks of Bloomberg
Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Moderate Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Moderate Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Moderate Allocation Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index
and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Moderate Allocation Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Moderate Allocation Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Moderate Allocation
Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Moderate Allocation Portfolio customers, in connection with the administration, marketing or trading of the Moderate Allocation Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY
ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS
OF THE MODERATE ALLOCATION PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY
EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND
THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR
DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE MODERATE ALLOCATION PORTFOLIO OR THE
INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
15

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MA 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Money Market Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
About Your Portfolio’s Expenses	1
Financial Statements	3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Money Market Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,026.60	$0.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
1

Money Market Portfolio
Distribution by Effective Maturity1
As of December 31, 2023
1 - 7 Days	58.4%
8 - 30 Days	6.2
31 - 60 Days	18.8
61 - 90 Days	9.9
91 - 180 Days	6.7
1 Percentage of investments.
2

Money Market Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio publishes its holdings on a monthly basis on Vanguard’s website and files them with the Securities and Exchange Commission (SEC) on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed via a link on the “Portfolio Holdings” page at www.vanguard.com or on the SEC’s website at www.sec.gov.
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (58.8%)
	Fannie Mae Discount Notes	5.404%	3/6/24	459	455
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.025%	5.425%	1/3/24	10,000	10,000
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.040%	5.440%	1/3/24	10,400	10,399
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.040%	5.440%	1/3/24	3,100	3,100
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.040%	5.440%	1/3/24	726	726
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.045%	5.445%	1/3/24	3,300	3,300
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.045%	5.445%	1/3/24	925	925
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.050%	5.450%	1/3/24	8,975	8,975
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.050%	5.450%	1/3/24	8,150	8,150
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.080%	5.480%	1/3/24	1,576	1,576
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.120%	5.520%	1/3/24	960	960
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.150%	5.550%	1/3/24	3,600	3,600
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.155%	5.555%	1/3/24	3,500	3,501
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.165%	5.565%	1/3/24	2,000	2,000
[2]	Federal Farm Credit Banks Funding Corp., United States Treasury 3M Bill Money Market Yield - 0.040%	5.291%	1/3/24	765	765
	Federal Farm Credit Discount Notes	5.419%	3/21/24	3,000	2,965
	Federal Home Loan Bank Discount Notes	5.432%	1/3/24	732	732
	Federal Home Loan Bank Discount Notes	5.391%–5.509%	1/5/24	8,717	8,712
	Federal Home Loan Bank Discount Notes	5.313%–5.514%	1/12/24	2,769	2,764
	Federal Home Loan Bank Discount Notes	5.326%–5.4000%	1/17/24	1,751	1,747
	Federal Home Loan Bank Discount Notes	5.410%	1/19/24	3,000	2,992
	Federal Home Loan Bank Discount Notes	5.335%	1/26/24	1,625	1,619
	Federal Home Loan Bank Discount Notes	5.409%	1/29/24	594	591
	Federal Home Loan Bank Discount Notes	5.387%–5.476%	1/31/24	1,251	1,245
	Federal Home Loan Bank Discount Notes	5.288%–5.457%	2/2/24	2,392	2,381
	Federal Home Loan Bank Discount Notes	5.366%–5.434%	2/6/24	8,623	8,577
	Federal Home Loan Bank Discount Notes	5.288%–5.498%	2/7/24	6,108	6,074
	Federal Home Loan Bank Discount Notes	5.078%	2/8/24	3,671	3,652
	Federal Home Loan Bank Discount Notes	5.065%–5.436%	2/9/24	17,064	16,972
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Federal Home Loan Bank Discount Notes	5.426%	2/12/24	1,086	1,079
	Federal Home Loan Bank Discount Notes	5.405%–5.412%	2/14/24	2,797	2,779
	Federal Home Loan Bank Discount Notes	5.298%–5.346%	2/16/24	11,536	11,458
	Federal Home Loan Bank Discount Notes	5.407%	2/21/24	5,000	4,963
	Federal Home Loan Bank Discount Notes	5.398%	2/23/24	1,332	1,322
	Federal Home Loan Bank Discount Notes	5.391%–5.438%	2/27/24	7,497	7,434
	Federal Home Loan Bank Discount Notes	5.41%–5.415%	2/28/24	3,476	3,446
	Federal Home Loan Bank Discount Notes	5.346%	3/1/24	6,471	6,414
	Federal Home Loan Bank Discount Notes	5.444%	3/5/24	2,173	2,153
	Federal Home Loan Bank Discount Notes	5.405%	3/6/24	1,102	1,091
	Federal Home Loan Bank Discount Notes	5.346%–5.405%	3/8/24	2,600	2,575
	Federal Home Loan Bank Discount Notes	5.448%	3/11/24	1,861	1,842
	Federal Home Loan Bank Discount Notes	5.336%	3/13/24	266	263
	Federal Home Loan Bank Discount Notes	5.415%	3/14/24	5,000	4,947
	Federal Home Loan Bank Discount Notes	5.433%–5.438%	3/15/24	1,370	1,355
	Federal Home Loan Bank Discount Notes	5.454%	3/18/24	5,395	5,334
	Federal Home Loan Bank Discount Notes	5.412%	3/19/24	6,367	6,295
	Federal Home Loan Bank Discount Notes	5.420%	3/22/24	2,339	2,311
	Federal Home Loan Bank Discount Notes	5.378%	3/27/24	4,731	4,672
	Federal Home Loan Bank Discount Notes	5.382%–5.413%	4/1/24	1,062	1,048
	Federal Home Loan Bank Discount Notes	5.406%	4/3/24	3,940	3,886
	Federal Home Loan Bank Discount Notes	5.403%	4/5/24	158	156
	Federal Home Loan Bank Discount Notes	5.417%	4/12/24	1,300	1,281
	Federal Home Loan Bank Discount Notes	5.421%	4/25/24	1,999	1,965
	Federal Home Loan Bank Discount Notes	5.350%	5/10/24	4,300	4,218
	Federal Home Loan Bank Discount Notes	5.372%	5/24/24	3,000	2,937
	Federal Home Loan Banks	5.510%	4/1/24	5,379	5,379
	Federal Home Loan Banks	5.350%	5/30/24	3,575	3,575
[2]	Federal Home Loan Banks, SOFR + 0.000%	5.400%	1/3/24	2,300	2,300
[2]	Federal Home Loan Banks, SOFR + 0.000%	5.400%	1/3/24	900	900
[2]	Federal Home Loan Banks, SOFR + 0.035%	5.435%	1/3/24	2,245	2,245
[2]	Federal Home Loan Banks, SOFR + 0.035%	5.435%	1/3/24	2,000	2,000
[2]	Federal Home Loan Banks, SOFR + 0.035%	5.435%	1/3/24	1,270	1,270
[2]	Federal Home Loan Banks, SOFR + 0.035%	5.435%	1/3/24	650	650
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	8,500	8,500
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	3,245	3,245
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	3,225	3,225
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	1,620	1,620
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	1,325	1,325
3

Money Market Portfolio
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	1,300	1,300
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	995	995
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	975	975
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	800	800
[2]	Federal Home Loan Banks, SOFR + 0.040%	5.440%	1/3/24	600	600
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	5,665	5,665
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	4,900	4,900
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	4,835	4,835
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	4,065	4,065
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	3,875	3,875
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	3,225	3,225
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	3,225	3,225
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	1,610	1,610
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	1,300	1,300
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	800	800
[2]	Federal Home Loan Banks, SOFR + 0.045%	5.445%	1/3/24	640	640
[2]	Federal Home Loan Banks, SOFR + 0.050%	5.450%	1/3/24	12,160	12,160
[2]	Federal Home Loan Banks, SOFR + 0.050%	5.450%	1/3/24	7,205	7,205
[2]	Federal Home Loan Banks, SOFR + 0.050%	5.450%	1/3/24	6,455	6,455
[2]	Federal Home Loan Banks, SOFR + 0.050%	5.450%	1/3/24	4,800	4,800
[2]	Federal Home Loan Banks, SOFR + 0.050%	5.450%	1/3/24	3,200	3,200
[2]	Federal Home Loan Banks, SOFR + 0.050%	5.450%	1/3/24	3,200	3,200
[2]	Federal Home Loan Banks, SOFR + 0.050%	5.450%	1/3/24	800	800
[2]	Federal Home Loan Banks, SOFR + 0.050%	5.450%	1/3/24	500	500
[2]	Federal Home Loan Banks, SOFR + 0.055%	5.455%	1/3/24	6,000	6,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	5.455%	1/3/24	3,255	3,255
[2]	Federal Home Loan Banks, SOFR + 0.055%	5.455%	1/3/24	3,255	3,255
[2]	Federal Home Loan Banks, SOFR + 0.055%	5.455%	1/3/24	2,900	2,900
[2]	Federal Home Loan Banks, SOFR + 0.055%	5.455%	1/3/24	800	800
[2]	Federal Home Loan Banks, SOFR + 0.055%	5.455%	1/3/24	800	800
[2]	Federal Home Loan Banks, SOFR + 0.060%	5.460%	1/3/24	7,000	7,000
[2]	Federal Home Loan Banks, SOFR + 0.060%	5.460%	1/3/24	4,855	4,855
[2]	Federal Home Loan Banks, SOFR + 0.060%	5.460%	1/3/24	2,700	2,700
[2]	Federal Home Loan Banks, SOFR + 0.060%	5.460%	1/3/24	585	585
[2]	Federal Home Loan Banks, SOFR + 0.060%	5.460%	1/5/24	1,390	1,390
[2]	Federal Home Loan Banks, SOFR + 0.065%	5.465%	1/3/24	7,300	7,300
[2]	Federal Home Loan Banks, SOFR + 0.065%	5.465%	1/3/24	4,700	4,700
[2]	Federal Home Loan Banks, SOFR + 0.065%	5.465%	1/3/24	3,200	3,200
[2]	Federal Home Loan Banks, SOFR + 0.065%	5.465%	1/3/24	1,135	1,135
[2]	Federal Home Loan Banks, SOFR + 0.065%	5.465%	1/3/24	1,100	1,100
[2]	Federal Home Loan Banks, SOFR + 0.085%	5.485%	1/3/24	1,700	1,700
[2]	Federal Home Loan Banks, SOFR + 0.120%	5.520%	1/3/24	1,630	1,630
[2]	Federal Home Loan Banks, SOFR + 0.250%	5.425%	1/3/24	1,100	1,100
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Federal Home Loan Banks, SOFR + 0.250%	5.425%	1/3/24	800	800
[2]	Federal Home Loan Banks, SOFR + 0.250%	5.425%	1/3/24	800	800
[2]	Federal Home Loan Banks, SOFR + 0.350%	5.435%	1/3/24	2,335	2,335
[2]	Federal Home Loan Banks, SOFR + 0.350%	5.435%	1/3/24	755	755
[2]	Federal Home Loan Banks, SOFR + 0.400%	5.440%	1/3/24	755	755
	United States Treasury Bill	5.023%–5.318%	1/4/24	18,000	17,992
	United States Treasury Bill	5.432%	1/11/24	10,914	10,897
	United States Treasury Bill	5.313%–5.378%	1/18/24	17,219	17,175
	United States Treasury Bill	4.587%–4.955%	1/30/24	15,072	15,009
	United States Treasury Bill	4.951%–5.300%	2/6/24	19,029	18,928
	United States Treasury Bill	5.261%	2/8/24	25,152	25,012
	United States Treasury Bill	5.258%	2/15/24	12,000	11,921
	United States Treasury Bill	5.262%	2/20/24	27,842	27,635
	United States Treasury Bill	5.184%	2/22/24	13,690	13,585
	United States Treasury Bill	5.194%	2/29/24	19,000	18,836
	United States Treasury Bill	5.222%	3/7/24	27,460	27,196
	United States Treasury Bill	5.192%	3/12/24	12,000	11,875
	United States Treasury Bill	5.232%	3/14/24	7,345	7,267
	United States Treasury Bill	5.162%	3/19/24	25,000	24,715
	United States Treasury Bill	5.175%	3/26/24	7,000	6,913
	United States Treasury Bill	5.147%	4/2/24	23,909	23,589
	United States Treasury Bill	5.147%	4/9/24	25,000	24,640
	United States Treasury Bill	5.339%	5/30/24	10,000	9,782
[2]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield - 0.075%	5.256%	1/3/24	763	762
[2]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield + 0.037%	5.368%	1/3/24	5,000	5,000
[2]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield + 0.200%	5.531%	1/3/24	6,000	6,009
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	9,625	9,604
Total U.S. Government and Agency Obligations (Cost $715,235)					715,235
Repurchase Agreements (41.8%)
	Bank of Montreal (Dated 12/14/23, Repurchase Value $2,010,000, collateralized by U.S. Treasury Bill 0.000%, 5/9/24, with a value of $2,040,000)	5.320%	1/18/24	2,000	2,000
	BNP Paribas Securities Corp. (Dated 11/27/23, Repurchase Value $4,038,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 1.375%, 7/15/33, and U.S. Treasury Note/Bond 1.750%–4.625%, 3/15/26–1/31/29, with a value of $4,080,000)	5.385%	1/29/24	4,000	4,000
	BNP Paribas Securities Corp. (Dated 11/30/23, Repurchase Value $4,036,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%, 10/15/24, and U.S. Treasury Note/Bond 0.500%–4.000%, 10/31/27–2/29/28, with a value of $4,080,000)	5.380%	1/30/24	4,000	4,000

4

Money Market Portfolio
	Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
BNP Paribas Securities Corp. (Dated 12/1/23, Repurchase Value $4,036,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%, 10/15/24, and U.S. Treasury Note/Bond 4.375%, 12/15/26, with a value of $4,080,000)	5.380%	1/31/24	4,000	4,000
BNP Paribas Securities Corp. (Dated 12/6/23, Repurchase Value $4,038,000, collateralized by U.S. Treasury Note/Bond 0.500%–4.000%, 6/30/27–1/31/2029, with a value of $4,080,000)	5.380%	2/8/24	4,000	4,000
Canadian Imperial Bank of Commerce (Dated 12/28/23, Repurchase Value $4,012,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 3.625%, 4/15/28, and U.S. Treasury Note/Bond 1.375%–4.125%, 8/31/26–8/15/42, with a value of $4,080,000)	5.330%	1/18/24	4,000	4,000
Canadian Imperial Bank of Commerce (Dated 12/14/23, Repurchase Value $12,087,000, collateralized by U.S. Treasury Bill 0.000%, 12/26/24, U.S. Treasury Inflation Indexed Note/Bond 0.500%–2.125%, 1/15/28–2/15/41, and U.S. Treasury Note/Bond 1.375%–4.250%, 12/31/24–8/15/53, with a value of $12,240,000)	5.325%	2/1/24	12,000	12,000
Citigroup Global Markets Inc. (Dated 12/27/23, Repurchase Value $10,010,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.625%, 1/15/26, and U.S. Treasury Note/Bond 0.375%–3.875%, 12/31/25–1/31/26, with a value of $10,200,000)	5.340%	1/3/24	10,000	10,000
Credit Agricole Securities (Dated 12/29/23, Repurchase Value $3,002,000, collateralized by U.S. Treasury Note/Bond 0.750%, 4/30/26, with a value of $3,060,000)	5.330%	1/2/24	3,000	3,000
Federal Reserve Bank of New York (Dated 12/29/23, Repurchase Value $297,175,000, collateralized by U.S. Treasury Note/Bond 0.250%–3.875%, 5/15/24–5/15/45, with a value of $297,175,000)	5.300%	1/2/24	297,000	297,000
Fixed Income Clearing Corp. (Dated 12/29/23, Repurchase Value $60,036,000, collateralized by U.S. Treasury Note/Bond 2.875%, 5/15/32, with a value of $61,500,000)	5.330%	1/2/24	60,000	60,000
	Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
Fixed Income Clearing Corp. (Dated 12/29/23, Repurchase Value $25,015,000, collateralized by U.S. Treasury Note/Bond 0.500%, 4/30/27, with a value of $25,500,000)	5.330%	1/2/24	25,000	25,000
Fixed Income Clearing Corp. (Dated 12/29/23, Repurchase Value $4,002,000, collateralized by U.S. Treasury Note/Bond 3.500%, 4/30/30, with a value of $4,080,000)	5.320%	1/2/24	4,000	4,000
Fixed Income Clearing Corp. (Dated 12/29/23, Repurchase Value $4,002,000, collateralized by U.S. Treasury Note/Bond 4.625%, 3/15/26, with a value of $4,080,000)	5.310%	1/2/24	4,000	4,000
Goldman Sachs & Co. (Dated 12/29/23, Repurchase Value $11,007,000, collateralized by U.S. Treasury Note/Bond 0.750%, 3/31/26, with a value of $11,220,000)	5.340%	1/2/24	11,000	11,000
Natixis SA (Dated 12/29/23, Repurchase Value $2,001,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.250%–1.750%, 1/15/28–2/15/50, and U.S. Treasury Note/Bond 1.875%–2.000%, 8/15/51–11/15/51, with a value of $2,040,000)	5.350%	1/2/24	2,000	2,000
Nomura International plc (Dated 12/29/23, Repurchase Value $2,001,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.375%, 7/15/27, with a value of $2,042,000)	5.350%	1/2/24	2,000	2,000
RBC Capital Markets LLC (Dated 12/14/23, Repurchase Value $5,036,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–2.375%, 1/15/25–7/15/30, and U.S. Treasury Note/Bond 1.750%–4.625%, 9/15/26–11/15/42, with a value of $5,100,000)	5.330%	1/31/24	5,000	5,000
Royal Bank of Canada (Dated 12/28/23, Repurchase Value $9,009,000, collateralized by U.S. Treasury Note/Bond 2.875%, 6/15/25, with a value of $9,180,000)	5.360%	1/4/24	9,000	9,000
Royal Bank of Canada (Dated 12/14/23, Repurchase Value $18,131,000, collateralized by U.S. Treasury Bill 0.000%, 1/25/24–2/22/24, with a value of $18,360,000)	5.330%	2/1/24	18,000	18,000

5

Money Market Portfolio
	Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
Standard Chartered Bank (Dated 12/29/23, Repurchase Value $11,007,000, collateralized by U.S. Treasury Note/Bond 0.625%–4.375%, 7/31/24–8/15/50, with a value of $11,227,000)	5.340%	1/2/24	11,000	11,000
Sumitomo Mitsui Banking Corp. (Dated 12/29/23, Repurchase Value $11,007,000, collateralized by U.S. Treasury Note/Bond 0.250%–4.625%, 2/29/24–8/15/33, with a value of $11,220,000)	5.340%	1/2/24	11,000	11,000
TD Securities (USA) LLC (Dated 12/29/23, Repurchase Value $3,002,000, collateralized by U.S. Treasury Note/Bond 0.250%–4.625%, 3/15/24–5/15/28, with a value of $3,060,000)	5.350%	1/2/24	3,000	3,000
Total Repurchase Agreements (Cost $509,000)				509,000
Total Investments (100.6%) (Cost $1,224,235)				1,224,235
Other Assets and Liabilities—Net (-0.6%)				(6,967)
Net Assets (100%)				1,217,268
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
3M—3-month.
SOFR—Secured Overnight Financing Rate.
See accompanying Notes, which are an integral part of the Financial Statements.
6

Money Market Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $715,235)	715,235
Repurchase Agreements (Cost $509,000)	509,000
Total Investments in Securities	1,224,235
Investment in Vanguard	41
Cash	1,423
Receivables for Accrued Income	2,178
Receivables for Capital Shares Issued	8,501
Total Assets	1,236,378
Liabilities
Payables for Investment Securities Purchased	10,099
Payables for Capital Shares Redeemed	8,929
Payables to Vanguard	82
Total Liabilities	19,110
Net Assets	1,217,268
At December 31, 2023, net assets consisted of:

Paid-in Capital	1,217,236
Total Distributable Earnings (Loss)	32
Net Assets	1,217,268

Net Assets
Applicable to 1,216,836,783 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,217,268
Net Asset Value Per Share	$1.00

See accompanying Notes, which are an integral part of the Financial Statements.
7

Money Market Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Interest	62,340
Total Income	62,340
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5
Management and Administrative	1,604
Marketing and Distribution	94
Custodian Fees	74
Auditing Fees	31
Shareholders’ Reports	30
Trustees’ Fees and Expenses	1
Other Expenses	8
Total Expenses	1,847
Expenses Paid Indirectly	(10)
Net Expenses	1,837
Net Investment Income	60,503
Realized Net Gain (Loss) on Investment Securities Sold	32
Net Increase (Decrease) in Net Assets Resulting from Operations	60,535

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,503	18,135
Realized Net Gain (Loss)	32	15
Net Increase (Decrease) in Net Assets Resulting from Operations	60,535	18,150
Distributions
Total Distributions	(60,515)	(18,174)
Capital Share Transactions (at $1.00 per share)
Issued	344,390	368,640
Issued in Lieu of Cash Distributions	60,510	18,174
Redeemed	(404,634)	(275,627)
Net Increase (Decrease) from Capital Share Transactions	266	111,187
Total Increase (Decrease)	286	111,163
Net Assets
Beginning of Period	1,216,982	1,105,819
End of Period	1,217,268	1,216,982

See accompanying Notes, which are an integral part of the Financial Statements.
8

Money Market Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income[1]	.0494	.0154	.0001	.005	.022
Net Realized and Unrealized Gain (Loss) on Investments	—	(.0004)	—	—	—
Total from Investment Operations	.0494	.0150	.0001	.005	.022
Distributions
Dividends from Net Investment Income	(.0494)	(.0150)	(.0001)	(.005)	(.022)
Distributions from Realized Capital Gains	(.0000)[2]	(.0000)[2]	—	—	—
Total Distributions	(.0494)	(.0150)	(.0001)	(.005)	(.022)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	5.05%	1.51%	0.02%	0.52%	2.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,217	$1,217	$1,106	$1,301	$1,243
Ratio of Expenses to Average Net Assets[3]	0.15%[4]	0.14%[4]	0.07%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	4.94%	1.54%	0.01%	0.49%	2.23%
1	Calculated based on average shares outstanding.
2	Distribution was less than $0.0001 per share.
3	Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.15% for 2022, 0.15% for 2021 and 0.15% for 2020. For the years ended 2023 and 2019, there were no expense reductions.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15% and 0.14%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Money Market Portfolio
Notes to Financial Statements
The Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.
2. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
10

Money Market Portfolio
6. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $41,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2023, custodian fee offset arrangements reduced the portfolio’s expenses by $10,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2023, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences, if any, will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	32
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	32
11

Money Market Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	60,515	18,174
Long-Term Capital Gains	—	—
Total	60,515	18,174
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,224,235
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	—
F.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 88% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
The portfolio hereby designates $34,033,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio hereby designates 100.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
14

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MM 022024

Annual Report  |  December 31, 2023
Vanguard Variable Insurance Funds
Real Estate Index Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Real Estate Index Portfolio returned 11.70%. Its expense-free benchmark returned 11.96%.
•	With inflation continuing to ease, a number of major central banks left off hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	The prospect of falling rates boosted investor appetite for real estate, causing a double-digit spike in returns for the final months of the year. Among the subsectors contributing most to the 12-month results were data center REITs, industrial REITs, retail REITs, and real estate services.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2023
Real Estate Index Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,079.70	$1.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.89	1.33
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Real Estate Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Portfolio	11.70%	7.18%	7.29%	$20,217
Real Estate Spliced Index	11.96	7.44	7.55	20,698
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
Real Estate Spliced Index: MSCI US REIT Index through January 18, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.
See Financial Highlights for dividend and capital gains information.
3

Real Estate Index Portfolio
Portfolio Allocation
As of December 31, 2023
Data Center REITs	7.5%
Diversified Real Estate Activities	0.2
Diversified REITs	2.1
Health Care REITs	7.9
Hotel & Resort REITs	2.8
Industrial REITs	12.8
Multi-Family Residential REITs	8.4
Office REITs	4.7
Other Specialized REITs	6.3
Real Estate Development	0.3
Real Estate Operating Companies	0.3
Real Estate Services	7.0
Retail REITs	12.8
Self-Storage REITs	7.0
Single-Family Residential REITs	4.5
Telecom Tower REITs	12.9
Timber REITs	2.5
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Real Estate Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (91.4%)
Data Center REITs (7.4%)
	Equinix Inc.	63,622	51,241
	Digital Realty Trust Inc.	247,855	33,356
			84,597
Diversified REITs (2.1%)
	WP Carey Inc.	174,890	11,335
	Essential Properties Realty Trust Inc.	127,930	3,270
	Broadstone Net Lease Inc.	153,552	2,644
	Global Net Lease Inc.	160,663	1,599
	Alexander & Baldwin Inc.	59,240	1,127
	Empire State Realty Trust Inc. Class A	111,791	1,083
	American Assets Trust Inc.	39,839	897
	Armada Hoffler Properties Inc.	55,416	685
	Gladstone Commercial Corp.	32,863	435
	One Liberty Properties Inc.	14,176	310
[1]	NexPoint Diversified Real Estate Trust	26,996	215
			23,600
Health Care REITs (7.9%)
	Welltower Inc.	424,790	38,303
	Ventas Inc.	329,553	16,425
	Healthpeak Properties Inc.	447,576	8,862
	Omega Healthcare Investors Inc.	200,754	6,155
	Healthcare Realty Trust Inc. Class A	310,489	5,350
	Sabra Health Care REIT Inc.	189,576	2,705
	Physicians Realty Trust	195,508	2,602
	Medical Properties Trust Inc.	490,631	2,409
	National Health Investors Inc.	35,590	1,988
	CareTrust REIT Inc.	81,555	1,825
	LTC Properties Inc.	33,813	1,086
	Global Medical REIT Inc.	50,782	564
	Community Healthcare Trust Inc.	20,671	551
	Diversified Healthcare Trust	138,485	518
	Universal Health Realty Income Trust	10,661	461
			89,804
Hotel & Resort REITs (2.8%)
	Host Hotels & Resorts Inc.	582,909	11,349
	Ryman Hospitality Properties Inc.	46,508	5,119
	Apple Hospitality REIT Inc.	178,216	2,960
	Park Hotels & Resorts Inc.	176,886	2,706
	Sunstone Hotel Investors Inc.	161,106	1,729
	DiamondRock Hospitality Co.	171,868	1,614
	Pebblebrook Hotel Trust	98,796	1,579
	RLJ Lodging Trust	129,119	1,513
	Xenia Hotels & Resorts Inc.	87,745	1,195
	Service Properties Trust	134,979	1,153
	Summit Hotel Properties Inc.	87,436	587
	Chatham Lodging Trust	39,660	425
			31,929
Industrial REITs (12.7%)
	Prologis Inc.	756,476	100,838
	Rexford Industrial Realty Inc.	168,739	9,466
	EastGroup Properties Inc.	37,219	6,831
	Americold Realty Trust Inc.	220,709	6,681
	STAG Industrial Inc.	146,628	5,757
	First Industrial Realty Trust Inc.	107,960	5,686
		Shares	Market Value• ($000)
	Terreno Realty Corp.	68,717	4,307
	LXP Industrial Trust	239,902	2,380
	Innovative Industrial Properties Inc.	22,993	2,318
	Plymouth Industrial REIT Inc.	32,676	787
	Industrial Logistics Properties Trust	45,418	213
			145,264
Multi-Family Residential REITs (8.3%)
	AvalonBay Communities Inc.	116,335	21,780
	Equity Residential	294,967	18,040
	Essex Property Trust Inc.	52,582	13,037
	Mid-America Apartment Communities Inc.	95,410	12,829
	UDR Inc.	256,353	9,816
	Camden Property Trust	87,469	8,685
	Apartment Income REIT Corp. Class A	121,587	4,223
	Independence Realty Trust Inc.	184,252	2,819
	Elme Communities	72,365	1,057
	Veris Residential Inc.	60,738	955
*	Apartment Investment & Management Co. Class A	108,831	852
	Centerspace	12,341	718
	NexPoint Residential Trust Inc.	18,933	652
			95,463
Office REITs (4.7%)
	Alexandria Real Estate Equities Inc.	134,510	17,052
	Boston Properties Inc.	121,850	8,550
	Vornado Realty Trust	132,792	3,752
	Kilroy Realty Corp.	91,273	3,636
	Cousins Properties Inc.	124,443	3,030
	SL Green Realty Corp.	52,793	2,385
	COPT Defense Properties	92,266	2,365
	Highwoods Properties Inc.	86,497	1,986
	Douglas Emmett Inc.	136,715	1,982
	Equity Commonwealth	89,904	1,726
	JBG SMITH Properties	80,556	1,370
	Easterly Government Properties Inc. Class A	76,498	1,028
	Hudson Pacific Properties Inc.	104,162	970
	Brandywine Realty Trust	140,198	757
	Piedmont Office Realty Trust Inc. Class A	101,446	721
	Paramount Group Inc.	133,678	691
	Peakstone Realty Trust	29,498	588
	Office Properties Income Trust	40,122	294
	Orion Office REIT Inc.	44,884	257
	NET Lease Office Properties	11,801	218
	City Office REIT Inc.	32,893	201
	Franklin Street Properties Corp.	68,101	174
			53,733
Other Specialized REITs (6.2%)
	VICI Properties Inc. Class A	830,005	26,461
	Iron Mountain Inc.	238,827	16,713
	Gaming & Leisure Properties Inc.	215,317	10,626
	Lamar Advertising Co. Class A	71,721	7,623
	EPR Properties	61,761	2,992
	Four Corners Property Trust Inc.	74,259	1,879
	Outfront Media Inc.	121,803	1,700
5

Real Estate Index Portfolio
		Shares	Market Value• ($000)
	Uniti Group Inc.	194,792	1,126
	Safehold Inc.	37,963	888
	Farmland Partners Inc.	38,037	475
	Gladstone Land Corp.	28,267	408
			70,891
Retail REITs (12.7%)
	Simon Property Group Inc.	267,893	38,212
	Realty Income Corp.	580,431	33,328
	Kimco Realty Corp.	507,146	10,807
	Regency Centers Corp.	135,806	9,099
	NNN REIT Inc.	149,532	6,445
	Federal Realty Investment Trust	59,882	6,171
	Brixmor Property Group Inc.	246,264	5,730
	Spirit Realty Capital Inc.	115,809	5,060
	Agree Realty Corp.	78,924	4,968
	Kite Realty Group Trust	179,874	4,112
	Phillips Edison & Co. Inc.	96,252	3,511
	Macerich Co.	176,497	2,723
	Tanger Inc.	86,243	2,391
	SITE Centers Corp.	154,428	2,105
	Urban Edge Properties	96,454	1,765
	Retail Opportunity Investments Corp.	102,987	1,445
	InvenTrust Properties Corp.	55,245	1,400
	Acadia Realty Trust	78,388	1,332
	Getty Realty Corp.	39,335	1,149
	NETSTREIT Corp.	54,940	981
	RPT Realty	70,282	902
	Whitestone REIT	38,581	474
	Saul Centers Inc.	10,668	419
	Alexander's Inc.	1,914	409
	CBL & Associates Properties Inc.	9,212	225
*,2	Spirit MTA REIT	42,040	—
			145,163
Self-Storage REITs (6.9%)
	Public Storage	129,590	39,525
	Extra Space Storage Inc.	172,986	27,735
	CubeSmart	183,752	8,517
	National Storage Affiliates Trust	69,516	2,883
			78,660
Single-Family Residential REITs (4.5%)
	Invitation Homes Inc.	500,871	17,085
	Sun Communities Inc.	101,816	13,607
	Equity LifeStyle Properties Inc.	145,080	10,234
	American Homes 4 Rent Class A	265,955	9,564
	UMH Properties Inc.	50,859	779
			51,269
Telecom Tower REITs (12.8%)
	American Tower Corp.	381,707	82,403
	Crown Castle Inc.	355,093	40,903
	SBA Communications Corp. Class A	88,742	22,513
			145,819
Timber REITs (2.4%)
	Weyerhaeuser Co.	598,414	20,807
	Rayonier Inc.	115,486	3,858
	PotlatchDeltic Corp.	65,515	3,217
			27,882
Total Equity Real Estate Investment Trusts (REITs) (Cost $1,113,958)			1,044,074
		Shares	Market Value• ($000)
Real Estate Management & Development (7.7%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	28,682	1,726
	RMR Group Inc. Class A	12,783	361
			2,087
Real Estate Development (0.3%)
*	Howard Hughes Holdings Inc.	28,714	2,457
*	Forestar Group Inc.	16,250	537
			2,994
Real Estate Operating Companies (0.3%)
	DigitalBridge Group Inc.	133,362	2,339
	Kennedy-Wilson Holdings Inc.	91,056	1,127
*	Seritage Growth Properties Class A	30,385	284
			3,750
Real Estate Services (6.9%)
*	CoStar Group Inc.	334,312	29,216
*	CBRE Group Inc. Class A	253,590	23,607
*	Jones Lang LaSalle Inc.	39,031	7,372
*	Zillow Group Inc. Class C	125,460	7,259
*	Zillow Group Inc. Class A	46,143	2,617
*	Opendoor Technologies Inc.	432,405	1,937
*	Cushman & Wakefield plc	129,888	1,403
	Newmark Group Inc. Class A	118,743	1,301
*	Compass Inc. Class A	286,677	1,078
	eXp World Holdings Inc.	63,296	982
*	Redfin Corp.	93,476	965
	Marcus & Millichap Inc.	20,610	900
*	Anywhere Real Estate Inc.	80,778	655
*	Offerpad Solutions Inc.	7,866	81
*	Doma Holdings Inc.	4,357	20
			79,393
Total Real Estate Management & Development (Cost $104,517)			88,224
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[3,4]	Vanguard Market Liquidity Fund, 5.435% (Cost $6,927)	69,280	6,926
Total Investments (99.7%) (Cost $1,225,402)			1,139,224
Other Assets and Liabilities—Net (0.3%)			3,459
Net Assets (100%)			1,142,683
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is less than $1,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of less than $1,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

6

Real Estate Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Dow Jones U.S. Real Estate Index	March 2024	3	107	7
Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Equinix Inc.	8/30/24	BANA	10,595	(5.432)	—	(114)
1	Based on USD Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Real Estate Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,218,475)	1,132,298
Affiliated Issuers (Cost $6,927)	6,926
Total Investments in Securities	1,139,224
Investment in Vanguard	35
Cash	10
Cash Collateral Pledged—Futures Contracts	12
Receivables for Accrued Income	5,178
Receivables for Capital Shares Issued	151
Total Assets	1,144,610
Liabilities
Payables for Investment Securities Purchased	1,123
Collateral for Securities on Loan	—
Payables for Capital Shares Redeemed	559
Payables to Vanguard	130
Variation Margin Payable—Futures Contracts	1
Unrealized Depreciation—Over-the-Counter Swap Contracts	114
Total Liabilities	1,927
Net Assets	1,142,683
1 Includes less than $1,000 of securities on loan.
At December 31, 2023, net assets consisted of:

Paid-in Capital	1,166,404
Total Distributable Earnings (Loss)	(23,721)
Net Assets	1,142,683

Net Assets
Applicable to 95,850,565 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,142,683
Net Asset Value Per Share	$11.92
See accompanying Notes, which are an integral part of the Financial Statements.
8

Real Estate Index Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends	34,503
Interest[1]	106
Securities Lending—Net	48
Total Income	34,657
Expenses
The Vanguard Group—Note B
Investment Advisory Services	22
Management and Administrative	2,550
Marketing and Distribution	63
Custodian Fees	90
Auditing Fees	34
Shareholders’ Reports	25
Trustees’ Fees and Expenses	1
Other Expenses	10
Total Expenses	2,795
Net Investment Income	31,862
Realized Net Gain (Loss)
Capital Gain Distributions Received	5,268
Investment Securities Sold[1]	23,887
Futures Contracts	(29)
Swap Contracts	915
Realized Net Gain (Loss)	30,041
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	59,829
Futures Contracts	24
Swap Contracts	(114)
Change in Unrealized Appreciation (Depreciation)	59,739
Net Increase (Decrease) in Net Assets Resulting from Operations	121,642
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $104,000, ($1,000), less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Real Estate Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,862	28,122
Realized Net Gain (Loss)	30,041	49,985
Change in Unrealized Appreciation (Depreciation)	59,739	(476,185)
Net Increase (Decrease) in Net Assets Resulting from Operations	121,642	(398,078)
Distributions
Total Distributions	(77,195)	(77,984)
Capital Share Transactions
Issued	98,954	147,195
Issued in Lieu of Cash Distributions	77,195	77,984
Redeemed	(171,797)	(193,133)
Net Increase (Decrease) from Capital Share Transactions	4,352	32,046
Total Increase (Decrease)	48,799	(444,016)
Net Assets
Beginning of Period	1,093,884	1,537,900
End of Period	1,142,683	1,093,884
See accompanying Notes, which are an integral part of the Financial Statements.
10

Real Estate Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.53	$16.56	$12.43	$13.74	$11.57
Investment Operations
Net Investment Income[1]	.327	.297	.257	.259	.329
Net Realized and Unrealized Gain (Loss) on Investments	.888	(4.474)	4.553	(1.054)	2.874
Total from Investment Operations	1.215	(4.177)	4.810	(.795)	3.203
Distributions
Dividends from Net Investment Income	(.286)	(.262)	(.293)	(.316)	(.368)
Distributions from Realized Capital Gains	(.539)	(.591)	(.387)	(.199)	(.665)
Total Distributions	(.825)	(.853)	(.680)	(.515)	(1.033)
Net Asset Value, End of Period	$11.92	$11.53	$16.56	$12.43	$13.74
Total Return	11.70%	-26.30%	40.21%	-4.85%	28.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,143	$1,094	$1,538	$1,077	$1,242
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%[2]	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.97%	2.25%	1.79%	2.19%	2.52%
Portfolio Turnover Rate	10%	11%	12%	10%	7%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.26%.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Real Estate Index Portfolio
Notes to Financial Statements
The Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Swap Contracts: The portfolio has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the portfolio’s target index. Under the terms of the swaps, the portfolio receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The portfolio also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the portfolio generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio's net assets
12

Real Estate Index Portfolio
decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended December 31, 2023, the portfolio’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
13

Real Estate Index Portfolio
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $35,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio's investments and derivatives as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,132,298	—	—	1,132,298
Temporary Cash Investments	6,926	—	—	6,926
Total	1,139,224	—	—	1,139,224

Derivative Financial Instruments
Assets
Futures Contracts[1]	7	—	—	7
Liabilities
Swap Contracts	—	114	—	114
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
14

Real Estate Index Portfolio
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of income from real estate investment trusts; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	31,660
Undistributed Long-Term Gains	29,185
Net Unrealized Gains (Losses)	(87,879)
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	3,313
Total	(23,721)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	27,200	28,357
Long-Term Capital Gains	49,995	49,627
Total	77,195	77,984
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,227,103
Gross Unrealized Appreciation	145,030
Gross Unrealized Depreciation	(232,909)
Net Unrealized Appreciation (Depreciation)	(87,879)
E.  During the year ended December 31, 2023, the portfolio purchased $113,023,000 of investment securities and sold $153,896,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2023, such purchases were $68,000 and sales were $113,000, resulting in net realized loss of $27,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
15

Real Estate Index Portfolio
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)
Issued	8,943	11,004
Issued in Lieu of Cash Distributions	7,524	5,356
Redeemed	(15,456)	(14,362)
Net Increase (Decrease) in Shares Outstanding	1,011	1,998
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 37% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Real Estate Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
The portfolio hereby designates $39,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $49,995,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The portfolio designates $48,589,000 of its capital gain dividends as 20% rate gain distributions and $1,406,000 as unrecaptured section 1250 gain distributions (25% rate gain).
18

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
19

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690REIT  022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Short-Term Investment-Grade Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
Advisor's Report	2
About Your Portfolio’s Expenses	3
Performance Summary	4
Financial Statements	6
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Short-Term Investment-Grade Portfolio returned 6.16%. The portfolio outpaced the return of 5.94% for its benchmark index, the Bloomberg U.S. 1–5 Year Credit Bond Index.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	Security selection was the main driver behind the portfolio’s outperformance, particularly in the banking sector. A modest overweight to credit throughout the year was another contributing factor.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

Advisor’s Report
For the 12 months ended December 31, 2023, the Short-Term Investment-Grade Portfolio returned 6.16%. The portfolio outpaced its benchmark, the Bloomberg U.S. 1–5 Year Credit Index, which returned 5.94%.
The portfolio’s 30-day SEC yield stood at 4.91% as of December 31, up from 4.78% a year earlier. The 30-day SEC yield is a proxy for a portfolio’s potential annualized rate of income.
Inflation eased lower in 2023
For much of the period, concerns about inflation and whether policymakers’ efforts to rein it in might spur a global recession were top of mind for many investors.
Early on, energy prices continued to cool amid an outlook for slower economic growth, but price increases then began to broaden to other categories, notably the services sector, which felt the effects of tight labor markets.
Central banks slowed and then stopped raising rates
The prospect of inflation remaining stubbornly high led central banks, including the Federal Reserve, the European Central Bank, and the Bank of England, to continue raising interest rates, but through less aggressive hikes than some of those that stemmed from policy meetings in 2022.
Although progress was slow in developed markets, signs of inflation moderating and a growing belief that the Fed may have come to the end of its rate-hiking cycle contributed to a strong rally in both stocks and bonds toward year-end.
Bond yields were volatile but returns were solid in 2023
The bellwether 10-year U.S. Treasury note yield surged at times when the markets were anticipating rates to stay higher for longer, breaking above 4% in early March and climbing to around 5% in the fall. Its March decline—and another toward year-end—stemmed from stress in the banking sector and the Fed’s pivot from a tight monetary policy stance to signaling rate cuts in 2024. That yield nevertheless finished the year almost where it started at just under 3.9%. Yields for short-term Treasuries, however, generally ended the year lower.
The broad U.S. investment-grade bond market returned 5.60% for the year, according to the Bloomberg U.S. Aggregate Float Adjusted Index. With the odds of a global recession falling and resilience in both the job market and consumer spending, the average yield of corporate bonds over Treasuries narrowed during the period, leading them to return even more than that.
The portfolio finished ahead of its benchmark index
The primary driver of outperformance was security selection. Turmoil in the banking sector in March included the shuttering of some regional banks. That led to spreads widening and the market cheapening up, which gave us the opportunity to add more bank debt to the portfolio, especially that of regional banks we believed had very sound fundamentals. Exposure to noncyclical issuers, including pharma and consumer product companies that would likely perform well through a recession, and an out-of-benchmark allocation to asset-backed securities also added value.
We added credit exposure midyear when we believed the Fed was probably at or near the end of its rate-hiking cycle. That move paid off as credit spreads then tightened through the end of 2023.
Outlook for 2024
Although some market participants are counting on a Goldilocks scenario in which inflation moderates without a slowdown in the economy, we see that as unlikely for several reasons. Even without further interest rate increases, the tightening in monetary policy that has already occurred will continue working its way through the financial system. There’s a risk that wage gains could contribute to inflation remaining sticky and above target, and consumers have been spending down the savings they accumulated during the pandemic.
We, therefore, continue to expect a mild recession in the U.S. in late 2024, which will eventually bring inflation closer to the Fed’s 2% target. And while the Fed may start cutting interest rates later this year, they are likely to remain for some time well above the low levels we have become accustomed to since the 2008 global financial crisis.
If the shallow recession we are expecting materializes, it will likely bring greater dispersion between issuers in the credit sector and more opportunities for us to add value through bottom-up security selection.
Whatever the markets may bring, our experienced global team of portfolio managers, traders, and credit analysts will continue to seek out attractive opportunities to produce competitive returns for our investors.
Portfolio Managers:
Daniel Shaykevich, Principal
Arvind Narayanan, CFA, Principal
Vanguard Fixed Income Group
January 17, 2024
2

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Short-Term Investment-Grade Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,042.50	$0.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Short-Term Investment-Grade Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Investment-Grade Portfolio	6.16%	2.13%	1.93%	$12,112
Bloomberg U.S. 1-5 Year Credit Bond Index	5.94	2.21	2.01	12,196
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	11,964
See Financial Highlights for dividend and capital gains information.
4

Short-Term Investment-Grade Portfolio
Portfolio Allocation
As of December 31, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	2.3%
Corporate Bonds	84.5
Floating Rate Loan Interests	0.3
Sovereign Bonds	1.1
Taxable Municipal Bonds	0.1
U.S. Government and Agency Obligations	11.7
The table reflects the portfolio’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
5

Short-Term Investment-Grade Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (11.3%)
U.S. Government Securities (11.3%)
	United States Treasury Note/Bond	3.875%	4/30/25	34,547	34,239
	United States Treasury Note/Bond	4.250%	5/31/25	4,000	3,985
	United States Treasury Note/Bond	0.250%	6/30/25	10,000	9,391
	United States Treasury Note/Bond	4.750%	7/31/25	4,400	4,421
	United States Treasury Note/Bond	5.000%	9/30/25	23,000	23,237
[1,2]	United States Treasury Note/Bond	3.750%	4/15/26	36,259	35,931
	United States Treasury Note/Bond	3.625%	5/15/26	25,523	25,232
	United States Treasury Note/Bond	2.125%	5/31/26	4,000	3,820
	United States Treasury Note/Bond	4.500%	7/15/26	5,500	5,553
	United States Treasury Note/Bond	1.875%	7/31/26	4,000	3,784
	United States Treasury Note/Bond	4.375%	8/15/26	22,954	23,119
	United States Treasury Note/Bond	4.625%	11/15/26	5,500	5,589
	United States Treasury Note/Bond	4.375%	12/15/26	6,000	6,062
	United States Treasury Note/Bond	2.375%	5/15/27	5,170	4,911
	United States Treasury Note/Bond	4.125%	10/31/27	4,974	5,007
	United States Treasury Note/Bond	3.875%	12/31/27	4,000	3,996
	United States Treasury Note/Bond	0.750%	1/31/28	7,447	6,567
	United States Treasury Note/Bond	1.250%	6/30/28	11,378	10,151
	United States Treasury Note/Bond	4.000%	6/30/28	1,899	1,909
	United States Treasury Note/Bond	1.000%	7/31/28	2,538	2,233
	United States Treasury Note/Bond	1.125%	8/31/28	484	427
	United States Treasury Note/Bond	1.250%	9/30/28	3,277	2,905
	United States Treasury Note/Bond	4.625%	9/30/28	23,500	24,271
Total U.S. Government and Agency Obligations (Cost $245,111)					246,740
Asset-Backed/Commercial Mortgage-Backed Securities (2.2%)
[3,4]	Ally Auto Receivables Trust Class B Series 2023-1	5.760%	1/15/29	250	251
[3,4]	Ally Auto Receivables Trust Class C Series 2023-1	5.960%	3/15/29	200	201
[3,4]	Ally Auto Receivables Trust Class D Series 2023-1	6.740%	4/15/34	130	131
[3,4]	Ally Auto Receivables Trust Class D Series 2023-A	7.330%	1/17/34	140	143
[3,4]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	251	246
[3,4]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	85	83
[3,4]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	80	79
[3,4]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	100	98
[4]	Americredit Automobile Receivables Trust Class C Series 2023-2	6.000%	7/18/29	400	404
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2021-2A	1.660%	2/20/28	120	108
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2023-5A	5.780%	4/20/28	270	273
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2023-7A	5.900%	8/21/28	100	102
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2023-8A	6.020%	2/20/30	190	196
[4]	BA Credit Card Trust Class A2 Series 2023-A2	4.980%	11/15/28	3,210	3,243
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	110	105
[4,5]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.343%	9/15/48	40	31
[4,5]	Banc of America Funding Trust Class 2A2 Series 2006-H	4.653%	9/20/46	63	51
[4]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	150	141
[4]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	30	28
[4]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	360	324
[4]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	270	254
[3,4]	Bank of America Auto Trust Class A4 Series 2023-1A	5.390%	7/16/29	130	132
[4]	BBCMS Mortgage Trust Class A1 Series 2022-C16	4.021%	6/15/55	207	202
[4,5]	BBCMS Mortgage Trust Class A3 Series 2023-5C23	6.675%	12/15/56	40	43
[4,5]	Bear Stearns ARM Trust Class 1A1 Series 2007-3	3.877%	5/25/47	85	76
[4,5]	Bear Stearns ARM Trust Class 2A1 Series 2006-4	4.419%	10/25/36	86	76
[4]	Benchmark Mortgage Trust Class A4 Series 2018-B8	3.963%	1/15/52	100	95
[4,5]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	190	178
[3,4,5]	BPR Trust Class A Series 2023-BRK2	6.899%	11/5/28	200	209
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2022-2	3.690%	12/15/27	510	496
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2023-1	4.760%	8/15/28	230	229
[4]	CarMax Auto Owner Trust Class A4 Series 2023-1	4.650%	1/16/29	280	278
[4]	CarMax Auto Owner Trust Class C Series 2020-4	1.300%	8/17/26	210	202
[4]	Carvana Auto Receivables Trust Class A4 Series 2021-P3	1.030%	6/10/27	290	267
[3,4]	CCG Receivables Trust Class A2 Series 2023-2	6.280%	4/14/32	120	122
[4]	CD Mortgage Trust Class A3 Series 2018-CD7	4.013%	8/15/51	199	189
[4]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	95	87
[4]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	110	100
[4,5]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	210	197
[4,5]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	90	81
[4,5]	CD Mortgage Trust Class AS Series 2016-CD1	3.684%	8/15/50	60	55
[4,5]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	40	26
[4,5]	CD Mortgage Trust Class C Series 2018-CD7	4.843%	8/15/51	90	69
[4]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	102	96
[4,5]	CHL Mortgage Class 1A1 Series 2006-HYB1 Pass-Through Trust	4.271%	3/20/36	61	55
6

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	CHL Mortgage Class 3A1 Series 2007-HYB2 Pass-Through Trust	4.159%	2/25/47	71	60
[4]	Citibank Credit Card Issuance Trust Class A1 Series 2023-A1	5.230%	12/8/27	690	696
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	60	56
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	315	303
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC36	3.349%	2/10/49	170	164
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	185	172
[4]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	140	119
[4,5]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.574%	9/10/58	100	78
[4,5]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.257%	9/15/50	50	39
[4,5]	Citigroup Mortgage Loan Trust Class 2A1A Series 2007-AR8	4.504%	7/25/37	36	32
[4]	CNH Equipment Trust Class A3 Series 2022-B	3.890%	8/16/27	330	324
[4]	CNH Equipment Trust Class A4 Series 2022-B	3.910%	3/15/28	170	165
[3,4]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	33	28
[4]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	123	116
[4,5]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.351%	8/15/48	140	104
[4]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	130	121
[3,4]	DLLAA LLC Class A4 Series 2023-1A	5.730%	10/20/31	110	113
[3,4]	DLLAD LLC Class A3 Series 2023-1A	5.640%	2/22/28	190	194
[3,4]	DLLMT LLC Class A4 Series 2021-1A	1.240%	6/20/29	230	219
[3,4,5]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, SOFR30A + 0.914%	6.252%	10/25/56	151	148
[3,4]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	77	73
[3,4]	Enterprise Fleet Financing LLC Class A3 Series 2023-3	6.410%	6/20/30	100	103
[3,4,5,6]	Fannie Mae Connecticut Avenue Securities Class 1M1 Series 2023-R08, SOFR30A + 1.500%	6.837%	10/25/43	173	173
[3,4,5,6]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2023-R06 , SOFR30A + 1.700%	7.037%	7/25/43	98	99
[3,4,5,6]	Fannie Mae Connecticut Avenue Securities Trust Class 2M1 Series 2023-R07, SOFR30A + 1.950%	7.287%	9/25/43	94	95
[4,5]	First Horizon Mortgage Pass-Through Trust Class 1A1 Series 2006-AR3	4.022%	11/25/36	33	21
[4,5]	First Horizon Mortgage Pass-Through Trust Class 1A1 Series 2006-AR4	4.682%	1/25/37	67	36
[4]	First National Master Note Trust Class A Series 2023-2	5.770%	9/15/29	150	153
[4,5]	Five Mortgage Trust Class A3 Series 2023-V1	5.668%	2/10/56	50	51
[4]	Ford Credit Auto Lease Trust Class B Series 2023-B	6.200%	2/15/27	290	294
[4]	Ford Credit Auto Lease Trust Class C Series 2023-B	6.430%	4/15/27	400	407
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Ford Credit Auto Owner Trust Class A Series 2023-1	4.850%	8/15/35	1,230	1,235
[4]	Ford Credit Auto Owner Trust Class A4 Series 2022-D	5.300%	3/15/28	280	283
[3,4]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	210	192
[4]	Ford Credit Auto Owner Trust Class B Series 2023-C	5.930%	8/15/29	440	447
[3,4]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	230	222
[4]	Ford Credit Auto Owner Trust Class C Series 2020-C	1.040%	5/15/28	170	162
[3,4]	Ford Credit Auto Owner Trust Class C Series 2021-1	1.910%	10/17/33	200	182
[4]	Ford Credit Auto Owner Trust Class C Series 2023-C	6.370%	5/15/31	490	499
[3,4]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2023-1	4.920%	5/15/28	580	580
[3,4,5,6]	Freddie Mac STACR REMICS Trust Class A1 Series 2023-HQA3, SOFR30A + 1.850%	7.187%	11/25/43	169	170
[3,4,5,6]	Freddie Mac STACR REMICS Trust Class M1 Series 2023-HQA3, SOFR30A + 1.850%	7.187%	11/25/43	126	126
[3,4,5,6]	Freddie Mac STACR REMICS Trust Class M1A Series 2022-HQA1, SOFR30A + 2.100%	7.437%	3/25/42	89	89
[4]	GM Financial Automobile Leasing Trust Class B Series 2023-3	5.880%	8/20/27	180	182
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-1	4.660%	2/16/28	560	558
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-4	0.990%	10/18/27	340	315
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2022-3	3.710%	12/16/27	510	498
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2022-4	4.880%	8/16/28	250	250
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2023-1	4.590%	7/17/28	50	50
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-1	0.750%	5/17/27	100	95
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-2	1.090%	12/16/26	230	218
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2023-1	5.320%	10/16/28	200	200
[3,4]	GM Financial Revolving Receivables Trust Class A Series 2023-1	5.120%	4/11/35	340	345
[3,4]	GM Financial Revolving Receivables Trust Class A Series 2023-2	5.770%	8/11/36	390	406
[3,4]	GM Financial Revolving Receivables Trust Class B Series 2021-1	1.490%	6/12/34	60	55
[3,4]	GM Financial Revolving Receivables Trust Class B Series 2023-2	6.210%	8/11/36	150	156
[3,4]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/34	100	91
[4,5]	GMACM Mortgage Loan Trust Class 3A1 Series 2005-AR6	4.264%	11/19/35	10	8
[3,4]	GMF Floorplan Owner Revolving Trust Class A Series 2023-2	5.340%	6/15/30	300	307

7

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Golden Credit Card Trust Class A Series 2021-1A	1.140%	8/15/28	840	764
[4]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	75	68
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	229	222
[4,5]	GS Mortgage Securities Trust Class A4 Series 2018-GS9	3.992%	3/10/51	10	9
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC38	3.968%	2/10/52	200	188
[4,5]	GS Mortgage Securities Trust Class A5 Series 2018-GS10	4.155%	7/10/51	100	94
[4]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	20	20
[4,5]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.518%	9/10/47	410	323
[4,5]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.637%	10/10/48	110	77
[3,4]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	1.990%	6/25/26	330	316
[3,4]	Hertz Vehicle Financing III LLC Class A Series 2023-3A	5.940%	2/25/28	200	204
[3,4]	Hertz Vehicle Financing III LLC Class C Series 2022-1A	2.630%	6/25/26	140	133
[3,4]	Hertz Vehicle Financing III LLC Class C Series 2022-3A	4.350%	3/25/25	50	50
[3,4]	Hertz Vehicle Financing LLC Class A Series 2022-2A	2.330%	6/26/28	290	263
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2022-2	3.760%	12/18/28	190	186
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2023-1	4.970%	6/21/29	350	353
[4]	Hyundai Auto Receivables Trust Class A4 Series 2021-C	1.030%	12/15/27	380	356
[4]	Hyundai Auto Receivables Trust Class A4 Series 2022-B	3.800%	8/15/28	540	528
[4]	Hyundai Auto Receivables Trust Class B Series 2020-C	0.810%	11/16/26	280	267
[4]	Hyundai Auto Receivables Trust Class B Series 2021-A	1.090%	5/17/27	270	253
[4]	Hyundai Auto Receivables Trust Class B Series 2021-B	0.910%	2/16/27	230	214
[4]	Hyundai Auto Receivables Trust Class B Series 2023-C	6.010%	12/17/29	540	553
[4]	Hyundai Auto Receivables Trust Class C Series 2020-C	1.080%	12/15/27	250	236
[4]	John Deere Owner Trust Class A4 Series 2023-A	5.010%	12/17/29	530	535
[3,4,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.583%	11/15/43	15	14
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C21	3.493%	8/15/47	67	66
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	270	257
[4]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	250	231
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	200	190
[4]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	10	9
[4]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	160	148
[3,4]	Kubota Credit Owner Trust Class A4 Series 2023-1A	5.070%	2/15/29	140	140
[3,4]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	7	7
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	16	16
[3,4]	Master Credit Card Trust II Class A Series 2023-1A	4.700%	6/21/27	340	339
[4,5]	MASTR Adjustable Rate Mortgages Trust Class 5A1 Series 2004-3	5.091%	4/25/34	1	1
[4]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2022-1	5.250%	2/15/29	250	253
[4]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2023-1	4.310%	4/16/29	190	188
[4,5]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4	6.243%	7/25/33	3	3
[4,5]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, TSFR6M + 1.928%	7.299%	2/25/33	5	4
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	75	69
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	1,055	1,014
[4,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	3.997%	7/15/46	70	50
[4,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	5.011%	4/15/47	50	49
[4]	Morgan Stanley Capital I Class ASB Series 2017-HR2	3.509%	12/15/50	113	109
[3,4]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	175	148
[4,5]	Morgan Stanley Mortgage Loan Trust Class 5A1 Series 2006-8AR	7.035%	6/25/36	34	33
[3,4]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	215	174
[3,4]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	6	6
[3,4]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	147	144
[3,4,5]	Navient Student Loan Trust Class A1B Series 2023-BA, SOFR30A + 1.700%	7.038%	3/15/72	96	96
[3,4]	Navistar Financial Dealer Note Master Owner Trust II Class A Series 2023-1	6.180%	8/25/28	150	151
[4]	Nissan Auto Receivables Owner Trust Class A4 Series 2023-A	4.850%	6/17/30	170	171
[3,4]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	230	132
[3,4,5]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, SOFR + 1.064%	6.430%	8/18/60	4	4
[3,4]	PFS Financing Corp. Class A Series 2023-B	5.270%	5/15/28	350	351
[3,4]	PFS Financing Corp. Class A Series 2023-C	5.520%	10/15/28	160	161
[3,4]	Progress Residential Trust Class A Series 2022-SFR3	3.200%	4/17/39	109	101
[3,4]	Progress Residential Trust Class A Series 2022-SFR5	4.451%	6/17/39	99	96
[3,4]	Progress Residential Trust Class B Series 2022-SFR3	3.600%	4/17/39	100	93
[3,4]	Progress Residential Trust Class B Series 2022-SFR5	4.896%	6/17/39	100	97
[4,5]	RFMSI Series Trust Class 2A1 Series 2006-SA3	5.721%	9/25/36	41	23
[4,5]	RFMSI Trust Class 2A1 Series 2006-SA2	5.363%	8/25/36	121	85

8

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Santander Bank Auto Credit-Linked Notes Class C Series 2023-B	5.933%	12/15/33	250	250
[4]	Santander Drive Auto Receivables Trust Class B Series 2023-6	5.980%	4/16/29	330	337
[4]	Santander Drive Auto Receivables Trust Class C Series 2023-1	5.090%	5/15/30	90	89
[4]	Santander Drive Auto Receivables Trust Class C Series 2023-6	6.400%	3/17/31	260	267
[3,4]	Santander Retail Auto Lease Trust Class B Series 2022-B	3.850%	3/22/27	180	176
[3,4]	Santander Retail Auto Lease Trust Class D Series 2021-B	1.410%	11/20/25	470	461
[3,4]	SBNA Auto Lease Trust Class A4 Series 2023-A	6.520%	4/20/28	190	194
[3,4]	SCCU Auto Receivables Trust Class A4 Series 2023-1A	5.700%	8/15/29	50	50
[3,4]	SCOTT Trust Class A Series 2023-SFS	5.910%	3/15/40	100	101
[3,4]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	25	25
[3,4]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	113	108
[3,4]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	244	236
[3,4]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	348	340
[3,4]	SoFi Professional Loan Program LLC Class A2FX Series 2017-D	2.650%	9/25/40	43	41
[3,4]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	40	39
[4]	Synchrony Card Funding LLC Class A Series 2023-A1	5.540%	7/15/29	380	387
[4]	Synchrony Card Funding LLC Class A Series 2023-A2	5.740%	10/15/29	1,940	1,991
[3,4]	Tesla Auto Lease Trust Class A4 Series 2023-A	5.940%	7/20/27	130	130
[3,4]	Tesla Auto Lease Trust Class A4 Series 2023-B	6.220%	3/22/27	120	122
[3,4]	Tesla Auto Lease Trust Class C Series 2021-B	1.120%	9/22/25	230	224
[3,4]	Tesla Electric Vehicle Trust Class A4 Series 2023-1	5.380%	2/20/29	190	192
[3,4]	Tesla Electric Vehicle Trust Class B Series 2023-1	5.820%	5/20/31	190	191
[3,4]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	540	463
[3,4]	Toyota Auto Loan Extended Note Trust Class A Series 2021-1A	1.070%	2/27/34	440	404
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-D	1.020%	3/15/27	330	308
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2022-C	3.770%	2/15/28	330	322
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2022-D	5.430%	4/17/28	440	447
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2023-A	4.420%	8/15/28	350	347
[4]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	138
[3,4]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	19	18
[4]	Verizon Master Trust Class A Series 2023-1	4.490%	1/22/29	690	687
[3,4]	Verizon Master Trust Class A Series 2023-6	5.350%	9/22/31	290	300
[4,5]	WaMu Mortgage Pass-Through Certificates Class 1A7 Series 2003-AR9 Trust	5.662%	9/25/33	4	4
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	WaMu Mortgage Pass-Through Certificates Class A Series 2002-AR18 Trust	6.157%	1/25/33	3	3
[4,5]	WaMu Mortgage Pass-Through Certificates Class A7 Series 2003-AR7 Trust	5.582%	8/25/33	3	3
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	200	188
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	150	145
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	120	111
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	75	71
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	75	71
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	90	85
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	200	196
[4]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	150	116
[4]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	220	102
[4,5]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.545%	9/15/58	115	100
[4,5]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	80	63
[4,5]	Wells Fargo Mortgage Backed Securities Trust Class 2A1 Series 2006-AR14	6.376%	10/25/36	42	37
[3,4,5]	WFLD 2014-MONT Mortgage Trust Class A	3.755%	8/10/31	875	787
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	56	56
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	170	162
[4,5]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.822%	12/15/46	25	24
[4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	280	217
[4,5]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	90	47
[4]	World Omni Auto Receivables Trust Class A4 Series 2021-D	1.100%	11/15/27	380	354
[4]	World Omni Auto Receivables Trust Class A4 Series 2022-C	3.680%	9/15/28	430	418
[4]	World Omni Auto Receivables Trust Class A4 Series 2022-D	5.700%	2/15/29	270	277
[4]	World Omni Auto Receivables Trust Class A4 Series 2023-A	4.660%	5/15/29	300	299
[4]	World Omni Auto Receivables Trust Class B Series 2021-B	1.040%	6/15/27	140	131
[4]	World Omni Auto Receivables Trust Class B Series 2021-C	0.840%	9/15/27	140	130
[4]	World Omni Auto Receivables Trust Class C Series 2021-B	1.290%	12/15/27	130	121
[4]	World Omni Auto Receivables Trust Class C Series 2021-D	1.720%	6/15/28	140	131
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $49,976)					47,998

9

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (82.0%)
Communications (6.8%)
	AT&T Inc.	3.875%	1/15/26	400	392
	AT&T Inc.	1.700%	3/25/26	7,684	7,189
	AT&T Inc.	2.300%	6/1/27	3,066	2,847
	AT&T Inc.	1.650%	2/1/28	1,940	1,728
	AT&T Inc.	4.100%	2/15/28	1,152	1,126
[7]	AT&T Inc.	1.600%	5/19/28	700	725
	Booking Holdings Inc.	3.600%	6/1/26	500	490
	British Telecommunications plc	5.125%	12/4/28	870	884
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	6/1/29	50	47
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	125	123
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	8,740	8,658
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.150%	11/10/26	1,870	1,913
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	1,080	1,020
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/28	1,060	1,019
[8]	CK Hutchison Group Telecom Finance SA	2.000%	10/17/27	1,200	1,376
	Comcast Corp.	3.375%	8/15/25	2,460	2,404
	Comcast Corp.	3.950%	10/15/25	1,100	1,086
	Comcast Corp.	3.150%	3/1/26	1,007	978
[7]	Comcast Corp.	0.000%	9/14/26	740	754
	Comcast Corp.	2.350%	1/15/27	1,782	1,674
	Comcast Corp.	5.350%	11/15/27	956	988
	Comcast Corp.	3.150%	2/15/28	1,141	1,088
	Comcast Corp.	3.550%	5/1/28	1,440	1,390
[3]	CSC Holdings LLC	4.125%	12/1/30	70	53
[3]	CSC Holdings LLC	4.500%	11/15/31	85	64
[3]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	84	79
	Discovery Communications LLC	3.450%	3/15/25	175	171
	Discovery Communications LLC	3.950%	6/15/25	210	205
	Discovery Communications LLC	4.900%	3/11/26	2,825	2,818
	Discovery Communications LLC	3.950%	3/20/28	670	638
[3]	DISH Network Corp.	11.750%	11/15/27	210	219
	Expedia Group Inc.	4.625%	8/1/27	2,811	2,803
	Fox Corp.	3.050%	4/7/25	2,888	2,812
	Fox Corp.	4.709%	1/25/29	760	756
[3]	Frontier Communications Holdings LLC	5.000%	5/1/28	105	97
[3]	Level 3 Financing Inc.	4.625%	9/15/27	50	30
[3]	Level 3 Financing Inc.	4.250%	7/1/28	20	10
[3]	Level 3 Financing Inc.	3.625%	1/15/29	45	19
	Meta Platforms Inc.	3.500%	8/15/27	7,697	7,492
	Meta Platforms Inc.	4.600%	5/15/28	2,895	2,940
	Netflix Inc.	5.875%	2/15/25	1,925	1,940
[3]	Netflix Inc.	3.625%	6/15/25	455	447
	Netflix Inc.	4.375%	11/15/26	1,998	1,989
	Netflix Inc.	4.875%	4/15/28	3,042	3,079
	Netflix Inc.	5.875%	11/15/28	7,005	7,400
[7]	Netflix Inc.	3.875%	11/15/29	400	457
[3]	Nexstar Media Inc.	5.625%	7/15/27	120	117
[3]	NTT Finance Corp.	1.162%	4/3/26	3,360	3,102
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	1,060	1,033
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	7.375%	2/15/31	85	90
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Paramount Global	4.200%	6/1/29	250	234
	Paramount Global Inc.	3.375%	2/15/28	110	101
	Rogers Communications Inc.	3.200%	3/15/27	1,505	1,436
[7]	Sky Ltd.	2.500%	9/15/26	345	375
	Sprint Capital Corp.	6.875%	11/15/28	4,820	5,225
	Sprint LLC	7.625%	2/15/25	780	794
	Sprint LLC	7.625%	3/1/26	1,110	1,159
	Take-Two Interactive Software Inc.	3.550%	4/14/25	1,690	1,655
	Take-Two Interactive Software Inc.	3.700%	4/14/27	990	959
	Take-Two Interactive Software Inc.	4.950%	3/28/28	900	907
	Telefonica Emisiones SA	4.103%	3/8/27	2,576	2,525
	T-Mobile USA Inc.	3.500%	4/15/25	7,590	7,433
	T-Mobile USA Inc.	1.500%	2/15/26	1,690	1,574
	T-Mobile USA Inc.	2.250%	2/15/26	1,595	1,512
	T-Mobile USA Inc.	2.625%	4/15/26	220	209
	T-Mobile USA Inc.	3.750%	4/15/27	5,127	4,975
	T-Mobile USA Inc.	5.375%	4/15/27	172	173
	T-Mobile USA Inc.	4.750%	2/1/28	750	747
	T-Mobile USA Inc.	4.950%	3/15/28	2,422	2,459
	T-Mobile USA Inc.	4.800%	7/15/28	1,275	1,285
[3]	Univision Communications Inc.	5.125%	2/15/25	71	71
[3]	Univision Communications Inc.	8.000%	8/15/28	115	119
[3]	UPC Holding BV	5.500%	1/15/28	60	57
	Verizon Communications Inc.	1.450%	3/20/26	3,495	3,255
	Verizon Communications Inc.	2.625%	8/15/26	1,470	1,401
	Verizon Communications Inc.	4.125%	3/16/27	1,510	1,489
	Verizon Communications Inc.	3.000%	3/22/27	2,075	1,973
	Verizon Communications Inc.	2.100%	3/22/28	4,502	4,070
	Verizon Communications Inc.	4.329%	9/21/28	2,220	2,197
[3]	Virgin Media Finance plc	5.000%	7/15/30	80	71
	Vodafone Group plc	4.125%	5/30/25	1,350	1,333
	Walt Disney Co.	1.750%	1/13/26	569	539
	Walt Disney Co.	3.375%	11/15/26	2,000	1,942
	Walt Disney Co.	3.700%	3/23/27	250	246
	Walt Disney Co.	2.200%	1/13/28	180	167
	Warnermedia Holdings Inc.	3.638%	3/15/25	3,685	3,607
	Warnermedia Holdings Inc.	3.755%	3/15/27	8,934	8,563
	Warnermedia Holdings Inc.	4.054%	3/15/29	1,107	1,050
					148,646
Consumer Discretionary (5.7%)
	Amazon.com Inc.	3.150%	8/22/27	500	480
	Amazon.com Inc.	4.550%	12/1/27	5,090	5,165
	American Honda Finance Corp.	4.600%	4/17/25	1,217	1,213
	American Honda Finance Corp.	1.200%	7/8/25	1,148	1,089
	American Honda Finance Corp.	5.800%	10/3/25	1,970	2,005
	American Honda Finance Corp.	4.750%	1/12/26	391	392
	American Honda Finance Corp.	5.250%	7/7/26	220	224
[7]	American Honda Finance Corp.	3.750%	10/25/27	1,000	1,133
	Asbury Automotive Group Inc.	4.500%	3/1/28	15	14
	AutoZone Inc.	3.625%	4/15/25	1,750	1,718
	AutoZone Inc.	3.750%	6/1/27	500	486
	AutoZone Inc.	4.500%	2/1/28	2,040	2,029
	AutoZone Inc.	6.250%	11/1/28	790	840
[3]	BMW US Capital LLC	1.250%	8/12/26	1,038	952
[3]	BMW US Capital LLC	3.450%	4/1/27	275	265
[3]	Boyne USA Inc.	4.750%	5/15/29	50	47
[3]	Caesars Entertainment Inc.	6.250%	7/1/25	80	80
[3]	Carnival Corp.	9.875%	8/1/27	50	52
[3]	Carnival Corp.	6.000%	5/1/29	30	29
[3]	Churchill Downs Inc.	5.500%	4/1/27	45	45
[3]	Churchill Downs Inc.	4.750%	1/15/28	90	86
[3]	Clarios Global LP	6.750%	5/15/25	72	73
	eBay Inc.	5.900%	11/22/25	605	615
	eBay Inc.	1.400%	5/10/26	1,500	1,390
	eBay Inc.	5.950%	11/22/27	945	987
[3]	ERAC USA Finance LLC	3.800%	11/1/25	665	649

10

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	ERAC USA Finance LLC	3.300%	12/1/26	100	96
[3]	ERAC USA Finance LLC	4.600%	5/1/28	770	766
	Ford Motor Co.	6.625%	10/1/28	710	747
	Ford Motor Credit Co. LLC	4.134%	8/4/25	2,050	1,993
	Ford Motor Credit Co. LLC	3.375%	11/13/25	810	775
	Ford Motor Credit Co. LLC	6.950%	3/6/26	1,390	1,424
	Ford Motor Credit Co. LLC	6.950%	6/10/26	260	267
	Ford Motor Credit Co. LLC	2.700%	8/10/26	380	352
	Ford Motor Credit Co. LLC	4.271%	1/9/27	200	192
	Ford Motor Credit Co. LLC	4.950%	5/28/27	1,195	1,167
	Ford Motor Credit Co. LLC	4.125%	8/17/27	715	678
	Ford Motor Credit Co. LLC	3.815%	11/2/27	35	33
	Ford Motor Credit Co. LLC	7.350%	11/4/27	640	674
	Ford Motor Credit Co. LLC	2.900%	2/16/28	400	359
	Ford Motor Credit Co. LLC	6.800%	5/12/28	1,025	1,071
	Ford Motor Credit Co. LLC	6.798%	11/7/28	2,185	2,286
	General Motors Co.	6.125%	10/1/25	4,175	4,229
	General Motors Financial Co. Inc.	2.900%	2/26/25	1,300	1,262
	General Motors Financial Co. Inc.	3.800%	4/7/25	410	402
	General Motors Financial Co. Inc.	4.350%	4/9/25	910	897
	General Motors Financial Co. Inc.	2.750%	6/20/25	1,190	1,145
	General Motors Financial Co. Inc.	6.050%	10/10/25	2,820	2,856
	General Motors Financial Co. Inc.	1.250%	1/8/26	6,100	5,645
	General Motors Financial Co. Inc.	5.250%	3/1/26	1,720	1,721
	General Motors Financial Co. Inc.	5.400%	4/6/26	1,960	1,974
	General Motors Financial Co. Inc.	1.500%	6/10/26	405	371
	General Motors Financial Co. Inc.	4.000%	10/6/26	792	771
	General Motors Financial Co. Inc.	4.350%	1/17/27	820	804
	General Motors Financial Co. Inc.	2.350%	2/26/27	1,135	1,045
	General Motors Financial Co. Inc.	5.000%	4/9/27	2,226	2,223
	General Motors Financial Co. Inc.	2.700%	8/20/27	1,985	1,831
	General Motors Financial Co. Inc.	6.000%	1/9/28	670	693
	General Motors Financial Co. Inc.	2.400%	4/10/28	870	781
	General Motors Financial Co. Inc.	5.800%	1/7/29	1,900	1,946
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	35	33
[3]	Harley-Davidson Financial Services Inc.	3.350%	6/8/25	500	483
[3]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	3,989	3,711
	Harley-Davidson Inc.	3.500%	7/28/25	900	874
[3]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	260	259
	Home Depot Inc.	2.800%	9/14/27	290	276
	Home Depot Inc.	3.900%	12/6/28	540	532
	Honda Motor Co. Ltd.	2.534%	3/10/27	1,860	1,756
	Lennar Corp.	4.750%	5/30/25	819	814
	Lennar Corp.	5.250%	6/1/26	1,755	1,762
[3]	Lithia Motors Inc.	4.625%	12/15/27	95	92
[3]	Lithia Motors Inc.	3.875%	6/1/29	85	77
[3]	Live Nation Entertainment Inc.	4.875%	11/1/24	80	79
[3]	Live Nation Entertainment Inc.	6.500%	5/15/27	320	326
	Lowe's Cos. Inc.	4.400%	9/8/25	1,070	1,063
	Lowe's Cos. Inc.	4.800%	4/1/26	2,800	2,802
	Lowe's Cos. Inc.	3.350%	4/1/27	1,020	983
	Lowe's Cos. Inc.	1.300%	4/15/28	708	622
	Lowe's Cos. Inc.	1.700%	9/15/28	355	314
	Marriott International Inc.	3.750%	10/1/25	500	488
	Marriott International Inc.	3.125%	6/15/26	190	182
	Marriott International Inc.	5.000%	10/15/27	850	861
	McDonald's Corp.	1.450%	9/1/25	700	663
	McDonald's Corp.	3.500%	7/1/27	900	875
[3]	Mercedes-Benz Finance North America LLC	1.450%	3/2/26	560	522
[3]	Mercedes-Benz Finance North America LLC	4.800%	3/30/26	1,760	1,761
[3]	Mercedes-Benz Finance North America LLC	5.200%	8/3/26	960	973
[3]	Mercedes-Benz Finance North America LLC	4.800%	3/30/28	2,190	2,212
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Mercedes-Benz Finance North America LLC	5.100%	8/3/28	2,415	2,463
[3]	Meritage Homes Corp.	3.875%	4/15/29	105	97
	Mohawk Industries Inc.	5.850%	9/18/28	450	466
[3]	NCL Corp. Ltd.	5.875%	2/15/27	38	38
	Newell Brands Inc.	5.200%	4/1/26	170	167
	Newell Brands Inc.	6.375%	9/15/27	91	91
[3]	Nissan Motor Acceptance Co. LLC	1.050%	3/8/24	1,600	1,585
[3]	Nissan Motor Acceptance Co. LLC	1.125%	9/16/24	1,040	1,004
	O'Reilly Automotive Inc.	5.750%	11/20/26	950	973
[3]	Penn National Gaming Inc.	5.625%	1/15/27	35	34
	Ross Stores Inc.	0.875%	4/15/26	935	857
[3]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	533	567
[3]	Royal Caribbean Cruises Ltd.	9.250%	1/15/29	15	16
	Starbucks Corp.	4.750%	2/15/26	1,055	1,060
	Starbucks Corp.	2.000%	3/12/27	116	107
	Tapestry Inc.	7.000%	11/27/26	755	783
	Tapestry Inc.	7.350%	11/27/28	1,685	1,768
	Toyota Motor Credit Corp.	0.800%	10/16/25	1,131	1,058
	Toyota Motor Credit Corp.	5.400%	11/10/25	238	242
	Toyota Motor Credit Corp.	4.450%	5/18/26	1,585	1,583
	Toyota Motor Credit Corp.	1.900%	1/13/27	2,700	2,505
	Toyota Motor Credit Corp.	3.050%	3/22/27	4,445	4,260
	Toyota Motor Credit Corp.	4.550%	9/20/27	2,640	2,662
[7]	Toyota Motor Credit Corp.	0.125%	11/5/27	244	242
	Toyota Motor Credit Corp.	4.625%	1/12/28	1,073	1,087
	Toyota Motor Credit Corp.	1.900%	4/6/28	892	810
[3]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	500	487
[3]	Volkswagen Group of America Finance LLC	5.800%	9/12/25	1,870	1,887
[3]	Volkswagen Group of America Finance LLC	5.700%	9/12/26	1,495	1,517
[3]	Volkswagen Group of America Finance LLC	6.000%	11/16/26	300	307
[3]	Volkswagen Group of America Finance LLC	5.650%	9/12/28	1,125	1,155
[7]	Volkswagen Leasing GmbH	0.375%	7/20/26	1,900	1,944
[3]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	40	37
					124,788
Consumer Staples (4.5%)
[3]	7-Eleven Inc.	0.950%	2/10/26	2,300	2,126
	Altria Group Inc.	2.350%	5/6/25	1,719	1,658
	Altria Group Inc.	4.400%	2/14/26	1,089	1,079
	Altria Group Inc.	2.625%	9/16/26	1,000	945
	Altria Group Inc.	6.200%	11/1/28	380	399
	Altria Group Inc.	4.800%	2/14/29	230	229
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	744	730
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	1,298	1,283
	BAT Capital Corp.	3.215%	9/6/26	3,421	3,274
	BAT Capital Corp.	4.700%	4/2/27	3,335	3,301
	BAT Capital Corp.	3.557%	8/15/27	297	284
	BAT Capital Corp.	2.259%	3/25/28	1,105	988
	BAT International Finance plc	1.668%	3/25/26	5,180	4,811
	BAT International Finance plc	4.448%	3/16/28	1,245	1,226
	BAT International Finance plc	5.931%	2/2/29	6,045	6,283
[7]	BAT International Finance plc	3.125%	3/6/29	300	320
	Campbell Soup Co.	3.950%	3/15/25	670	660
	Campbell Soup Co.	4.150%	3/15/28	620	607
[3]	Cargill Inc.	4.500%	6/24/26	450	449
[7]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	440	469
	Conagra Brands Inc.	5.300%	10/1/26	1,265	1,280
	Constellation Brands Inc.	4.400%	11/15/25	724	716
	Constellation Brands Inc.	4.750%	12/1/25	215	214

11

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Constellation Brands Inc.	3.700%	12/6/26	200	195
	Constellation Brands Inc.	3.500%	5/9/27	915	882
	Constellation Brands Inc.	4.350%	5/9/27	1,770	1,756
	Costco Wholesale Corp.	1.375%	6/20/27	411	373
[3]	Coty Inc.	5.000%	4/15/26	24	24
	Diageo Capital plc	5.200%	10/24/25	740	747
	Diageo Capital plc	5.300%	10/24/27	1,640	1,694
	Dollar General Corp.	4.625%	11/1/27	1,250	1,242
[3]	Energizer Holdings Inc.	4.750%	6/15/28	95	88
	General Mills Inc.	4.200%	4/17/28	595	587
	Haleon UK Capital plc	3.125%	3/24/25	5,125	5,004
	Haleon US Capital LLC	3.375%	3/24/27	3,201	3,081
	Hershey Co.	4.250%	5/4/28	285	285
	J M Smucker Co.	3.500%	3/15/25	831	815
	J M Smucker Co.	5.900%	11/15/28	755	795
	Kenvue Inc.	5.350%	3/22/26	1,245	1,266
	Kenvue Inc.	5.050%	3/22/28	655	671
	Keurig Dr Pepper Inc.	4.417%	5/25/25	688	681
	Keurig Dr Pepper Inc.	4.597%	5/25/28	2,485	2,489
	Kimberly-Clark de Mexico SAB de CV	3.250%	3/12/25	350	342
	Kraft Heinz Foods Co.	3.000%	6/1/26	600	577
	Kraft Heinz Foods Co.	3.875%	5/15/27	2,779	2,726
	Kroger Co.	3.500%	2/1/26	1,470	1,432
[3]	Lamb Weston Holdings Inc.	4.875%	5/15/28	80	78
[3]	Mars Inc.	4.550%	4/20/28	1,610	1,618
	McCormick & Co. Inc.	3.400%	8/15/27	600	573
	Mead Johnson Nutrition Co.	4.125%	11/15/25	100	99
	Molson Coors Beverage Co.	3.000%	7/15/26	1,095	1,048
[3]	Mondelez International Holdings Netherlands BV	1.250%	9/24/26	1,990	1,812
	Mondelez International Inc.	1.500%	5/4/25	2,483	2,368
	Mondelez International Inc.	2.625%	3/17/27	970	915
	Pepsico Inc.	3.600%	2/18/28	599	586
	PepsiCo Inc.	5.125%	11/10/26	790	807
[3]	Performance Food Group Inc.	6.875%	5/1/25	35	35
[3]	Performance Food Group Inc.	5.500%	10/15/27	95	94
	Philip Morris International Inc.	1.500%	5/1/25	885	846
	Philip Morris International Inc.	5.000%	11/17/25	2,305	2,316
	Philip Morris International Inc.	4.875%	2/13/26	3,785	3,796
	Philip Morris International Inc.	2.750%	2/25/26	500	479
[7]	Philip Morris International Inc.	2.875%	3/3/26	645	704
	Philip Morris International Inc.	0.875%	5/1/26	1,150	1,054
	Philip Morris International Inc.	5.125%	11/17/27	3,655	3,721
	Philip Morris International Inc.	4.875%	2/15/28	3,555	3,596
	Philip Morris International Inc.	3.125%	3/2/28	1,057	998
	Philip Morris International Inc.	5.250%	9/7/28	1,980	2,038
[3]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	500	475
	Reynolds American Inc.	4.450%	6/12/25	3,414	3,375
[7]	Swedish Match AB	0.875%	2/26/27	200	203
	Sysco Corp.	3.250%	7/15/27	1,140	1,090
	Tyson Foods Inc.	4.000%	3/1/26	1,865	1,830
[3]	US Foods Inc.	6.875%	9/15/28	90	93
					97,730
Energy (5.7%)
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	800	748
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	1,955	1,871
	BP Capital Markets America Inc.	3.410%	2/11/26	440	430
	BP Capital Markets America Inc.	3.119%	5/4/26	2,000	1,935
	BP Capital Markets America Inc.	3.017%	1/16/27	1,085	1,039
	BP Capital Markets America Inc.	3.937%	9/21/28	1,260	1,234
	BP Capital Markets America Inc.	4.234%	11/6/28	465	463
[7]	BP Capital Markets BV	3.773%	5/12/30	200	228
	BP Capital Markets plc	3.279%	9/19/27	1,722	1,657
	BP Capital Markets plc	3.723%	11/28/28	640	621
	Canadian Natural Resources Ltd.	3.900%	2/1/25	430	423
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian Natural Resources Ltd.	2.050%	7/15/25	620	591
	Canadian Natural Resources Ltd.	3.850%	6/1/27	3,450	3,351
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	4,430	4,441
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	2,070	2,079
	Cheniere Energy Inc.	4.625%	10/15/28	1,440	1,406
[3]	Civitas Resources Inc.	8.375%	7/1/28	75	78
[3]	Civitas Resources Inc.	8.750%	7/1/31	15	16
[3]	CNX Resources Corp.	7.250%	3/14/27	14	14
[3]	Continental Resources Inc.	2.268%	11/15/26	1,000	921
	Coterra Energy Inc.	3.900%	5/15/27	512	495
[3]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	75	75
	DCP Midstream Operating LP	5.625%	7/15/27	58	60
	Devon Energy Corp.	5.850%	12/15/25	400	405
	Diamondback Energy Inc.	3.250%	12/1/26	3,350	3,250
[3]	DT Midstream Inc.	4.125%	6/15/29	110	101
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	574	564
	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	221	217
	Empresa Nacional del Petroleo	3.750%	8/5/26	1,035	985
	Empresa Nacional del Petroleo	5.250%	11/6/29	200	193
	Enbridge Energy Partners LP	5.875%	10/15/25	820	829
	Enbridge Inc.	2.500%	1/15/25	1,528	1,482
	Enbridge Inc.	2.500%	2/14/25	856	830
	Enbridge Inc.	1.600%	10/4/26	900	824
	Enbridge Inc.	5.900%	11/15/26	1,910	1,961
	Enbridge Inc.	4.250%	12/1/26	150	148
	Enbridge Inc.	3.700%	7/15/27	1,340	1,295
	Enbridge Inc.	6.000%	11/15/28	1,880	1,975
	Energy Transfer LP	4.050%	3/15/25	1,910	1,880
	Energy Transfer LP	2.900%	5/15/25	560	543
	Energy Transfer LP	5.950%	12/1/25	550	556
	Energy Transfer LP	4.750%	1/15/26	95	94
	Energy Transfer LP	3.900%	7/15/26	392	381
	Energy Transfer LP	6.050%	12/1/26	2,070	2,128
	Energy Transfer LP	4.400%	3/15/27	4,440	4,344
	Energy Transfer LP	5.500%	6/1/27	495	502
	Energy Transfer LP	4.000%	10/1/27	741	714
	Energy Transfer LP	5.550%	2/15/28	1,635	1,672
	Energy Transfer LP	4.950%	5/15/28	1,295	1,290
	Energy Transfer LP	4.950%	6/15/28	550	549
	Energy Transfer LP	6.100%	12/1/28	1,250	1,316
	EnLink Midstream Partners LP	4.850%	7/15/26	85	84
	Enterprise Products Operating LLC	5.050%	1/10/26	1,745	1,762
	Enterprise Products Operating LLC	3.700%	2/15/26	955	941
[3]	EQM Midstream Partners LP	7.500%	6/1/27	105	108
	EQT Corp.	6.125%	2/1/25	345	346
[3]	EQT Corp.	3.125%	5/15/26	50	47
	EQT Corp.	3.900%	10/1/27	1,900	1,819
	EQT Corp.	5.000%	1/15/29	260	258
	Harvest Operations Corp.	1.000%	4/26/24	560	552
	Kinder Morgan Inc.	4.300%	6/1/25	835	825
	Kinder Morgan Inc.	1.750%	11/15/26	1,250	1,150
	Kinder Morgan Inc.	4.300%	3/1/28	435	430
[3]	Kinetik Holdings LP	6.625%	12/15/28	80	82
	Marathon Petroleum Corp.	4.700%	5/1/25	3,492	3,468
	Marathon Petroleum Corp.	5.125%	12/15/26	2,130	2,154
	Marathon Petroleum Corp.	3.800%	4/1/28	981	938
	MPLX LP	4.875%	6/1/25	930	924
	MPLX LP	1.750%	3/1/26	3,260	3,050
	MPLX LP	4.000%	3/15/28	540	521
	Occidental Petroleum Corp.	5.875%	9/1/25	140	141
	Occidental Petroleum Corp.	5.500%	12/1/25	720	722
	Occidental Petroleum Corp.	6.375%	9/1/28	1,830	1,930
	ONEOK Inc.	2.200%	9/15/25	735	699
	ONEOK Inc.	5.850%	1/15/26	3,196	3,246

12

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ONEOK Inc.	5.550%	11/1/26	960	977
	ONEOK Inc.	4.550%	7/15/28	875	864
	ONEOK Inc.	5.650%	11/1/28	960	992
	ONEOK Partners LP	4.900%	3/15/25	320	319
	Ovintiv Inc.	5.650%	5/15/25	835	838
	Ovintiv Inc.	5.375%	1/1/26	1,211	1,212
	Ovintiv Inc.	5.650%	5/15/28	1,445	1,476
[3]	Permian Resources Operating LLC	5.375%	1/15/26	65	64
[3]	Permian Resources Operating LLC	8.000%	4/15/27	90	93
[3]	Permian Resources Operating LLC	7.000%	1/15/32	50	52
	Pertamina Persero PT	1.400%	2/9/26	567	526
	Phillips 66	3.850%	4/9/25	675	664
	Phillips 66	1.300%	2/15/26	1,000	928
	Phillips 66	3.900%	3/15/28	360	350
	Phillips 66 Co.	3.605%	2/15/25	665	654
	Phillips 66 Co.	4.950%	12/1/27	2,305	2,327
	Pioneer Natural Resources Co.	1.125%	1/15/26	1,290	1,198
	Pioneer Natural Resources Co.	5.100%	3/29/26	3,025	3,046
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	2,013	1,991
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	1,679	1,659
	Range Resources Corp.	8.250%	1/15/29	130	135
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	3,925	3,933
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	3,266	3,323
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	2,195	2,204
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	985	965
	Saudi Arabian Oil Co.	3.500%	4/16/29	1,358	1,287
	Schlumberger Investment SA	4.500%	5/15/28	1,180	1,192
[9]	Southern Gas Corridor CJSC	6.875%	3/24/26	715	728
	Spectra Energy Partners LP	3.500%	3/15/25	365	357
	Spectra Energy Partners LP	3.375%	10/15/26	596	574
[3]	Sunoco LP / Sunoco Finance Corp.	7.000%	9/15/28	110	114
	Targa Resources Corp.	5.200%	7/1/27	1,365	1,372
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	129	131
[7]	TotalEnergies SE	2.000%	12/31/99	100	102
	TransCanada PipeLines Ltd.	4.875%	1/15/26	875	873
	TransCanada PipeLines Ltd.	4.250%	5/15/28	1,075	1,048
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	1,040	1,009
[3]	Valaris Ltd.	8.375%	4/30/30	165	169
[3]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	50	45
[3]	Venture Global LNG Inc.	8.125%	6/1/28	160	162
[3]	Venture Global LNG Inc.	9.500%	2/1/29	390	412
	Western Midstream Operating LP	3.950%	6/1/25	870	850
	Western Midstream Operating LP	4.650%	7/1/26	115	113
	Western Midstream Operating LP	4.500%	3/1/28	365	353
	Williams Cos. Inc.	4.000%	9/15/25	345	339
	Williams Cos. Inc.	5.400%	3/2/26	885	894
	Williams Cos. Inc.	3.750%	6/15/27	955	921
					125,236
Financials (28.1%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	930	910
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	1,205	1,183
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	1/30/26	2,054	1,910
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	2,929	2,713
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.100%	1/15/27	1,860	1,900
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	1,320	1,255
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	1,814	1,782
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.750%	6/6/28	2,500	2,560
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	700	639
	Affiliated Managers Group Inc.	3.500%	8/1/25	300	291
	Aflac Inc.	1.125%	3/15/26	1,445	1,334
	Air Lease Corp.	2.300%	2/1/25	1,470	1,418
	Air Lease Corp.	3.250%	3/1/25	90	88
	Air Lease Corp.	3.375%	7/1/25	1,245	1,206
	Air Lease Corp.	2.875%	1/15/26	1,315	1,254
	Air Lease Corp.	3.750%	6/1/26	1,000	966
	Air Lease Corp.	2.200%	1/15/27	900	825
	Air Lease Corp.	5.300%	2/1/28	1,250	1,265
	Air Lease Corp.	4.625%	10/1/28	435	425
	Aircastle Ltd.	4.125%	5/1/24	210	208
	Allstate Corp.	0.750%	12/15/25	330	304
	Ally Financial Inc.	4.750%	6/9/27	1,000	964
	Ally Financial Inc.	6.992%	6/13/29	1,720	1,779
	American Express Co.	2.550%	3/4/27	2,543	2,382
	American Express Co.	5.850%	11/5/27	1,130	1,179
	American International Group Inc.	3.900%	4/1/26	290	284
	American International Group Inc.	4.200%	4/1/28	190	186
	American International Group Inc.	5.750%	4/1/48	200	198
	Ameriprise Financial Inc.	3.000%	4/2/25	740	722
	Ameriprise Financial Inc.	2.875%	9/15/26	341	327
	Ameriprise Financial Inc.	5.700%	12/15/28	1,700	1,782
[3]	Antares Holdings LP	2.750%	1/15/27	1,061	941
[3]	Antares Holdings LP	7.950%	8/11/28	750	776
	Aon Corp. / Aon Global Holdings plc	2.850%	5/28/27	1,000	945
	Aon Global Ltd.	3.875%	12/15/25	400	392
	Ares Capital Corp.	2.150%	7/15/26	1,000	911
	Ares Capital Corp.	7.000%	1/15/27	1,585	1,632
	Ares Capital Corp.	2.875%	6/15/28	700	620
[7]	Argenta Spaarbank NV	1.000%	10/13/26	700	729
	Athene Holding Ltd.	4.125%	1/12/28	1,145	1,095
[8]	Aviva plc	6.125%	11/14/36	240	313
	Banco Santander SA	5.147%	8/18/25	250	249
	Banco Santander SA	1.849%	3/25/26	1,510	1,399
	Banco Santander SA	5.294%	8/18/27	760	762
	Banco Santander SA	1.722%	9/14/27	760	688
	Banco Santander SA	6.607%	11/7/28	940	1,002
	Bank of America Corp.	3.950%	4/21/25	2,690	2,645
	Bank of America Corp.	2.015%	2/13/26	1,597	1,534
	Bank of America Corp.	4.450%	3/3/26	2,071	2,047
	Bank of America Corp.	3.384%	4/2/26	3,160	3,076
	Bank of America Corp.	1.319%	6/19/26	1,935	1,821
	Bank of America Corp.	4.827%	7/22/26	1,696	1,683
	Bank of America Corp.	4.250%	10/22/26	840	825
	Bank of America Corp.	1.197%	10/24/26	1,400	1,300
	Bank of America Corp.	5.080%	1/20/27	900	898
	Bank of America Corp.	1.658%	3/11/27	1,485	1,374
	Bank of America Corp.	3.559%	4/23/27	871	839
	Bank of America Corp.	1.734%	7/22/27	5,225	4,786
	Bank of America Corp.	5.933%	9/15/27	2,110	2,152
	Bank of America Corp.	3.824%	1/20/28	2,400	2,308
	Bank of America Corp.	2.551%	2/4/28	3,064	2,839
	Bank of America Corp.	3.705%	4/24/28	1,660	1,586
	Bank of America Corp.	4.376%	4/27/28	2,500	2,444
	Bank of America Corp.	4.948%	7/22/28	2,990	2,987
	Bank of America Corp.	6.204%	11/10/28	4,190	4,376
	Bank of America Corp.	3.419%	12/20/28	3,279	3,087
	Bank of America Corp.	3.970%	3/5/29	540	516
	Bank of America Corp.	5.202%	4/25/29	4,241	4,267
	Bank of America Corp.	2.087%	6/14/29	720	635
	Bank of America Corp.	4.271%	7/23/29	600	579

13

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of America Corp.	5.819%	9/15/29	1,900	1,961
	Bank of America NA	5.526%	8/18/26	1,339	1,364
	Bank of Montreal	5.300%	6/5/26	677	684
	Bank of Montreal	1.250%	9/15/26	479	436
	Bank of Montreal	5.266%	12/11/26	1,520	1,542
	Bank of Montreal	5.203%	2/1/28	925	943
	Bank of Montreal	5.717%	9/25/28	375	389
	Bank of New York Mellon Corp.	4.947%	4/26/27	5,000	4,999
	Bank of New York Mellon Corp.	3.400%	1/29/28	982	937
	Bank of New York Mellon Corp.	3.442%	2/7/28	1,658	1,596
	Bank of New York Mellon Corp.	5.802%	10/25/28	1,790	1,856
	Bank of New York Mellon Corp.	4.543%	2/1/29	1,550	1,540
	Bank of New York Mellon Corp.	6.317%	10/25/29	750	796
	Bank of Nova Scotia	4.500%	12/16/25	1,470	1,446
	Bank of Nova Scotia	4.750%	2/2/26	2,100	2,096
	Bank of Nova Scotia	1.050%	3/2/26	1,440	1,327
	Bank of Nova Scotia	2.700%	8/3/26	828	784
	Bank of Nova Scotia	1.950%	2/2/27	1,240	1,142
	Bank of Nova Scotia	5.250%	6/12/28	1,220	1,239
[7]	Banque Federative du Credit Mutuel SA	2.500%	5/25/28	500	529
	Barclays plc	3.650%	3/16/25	558	546
	Barclays plc	4.375%	1/12/26	1,796	1,773
	Barclays plc	2.852%	5/7/26	860	830
	Barclays plc	5.200%	5/12/26	975	968
	Barclays plc	5.304%	8/9/26	2,010	2,002
	Barclays plc	5.829%	5/9/27	2,200	2,219
	Barclays plc	6.496%	9/13/27	380	391
	Barclays plc	2.279%	11/24/27	251	230
	Barclays plc	4.836%	5/9/28	300	293
	Barclays plc	5.501%	8/9/28	800	804
	Barclays plc	7.385%	11/2/28	3,770	4,029
	Barclays plc	4.972%	5/16/29	1,300	1,277
	Barclays plc	6.490%	9/13/29	1,830	1,909
[7]	Berkshire Hathaway Inc.	1.125%	3/16/27	200	208
	Blue Owl Capital Corp.	3.750%	7/22/25	330	316
	Blue Owl Capital Corp.	4.250%	1/15/26	60	58
	Blue Owl Capital Corp.	3.400%	7/15/26	645	600
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	1,560	1,430
	Canadian Imperial Bank of Commerce	5.001%	4/28/28	2,150	2,162
	Canadian Imperial Bank of Commerce	5.986%	10/3/28	1,490	1,559
	Capital One Financial Corp.	4.166%	5/9/25	1,534	1,522
	Capital One Financial Corp.	4.200%	10/29/25	730	717
	Capital One Financial Corp.	2.636%	3/3/26	2,600	2,492
	Capital One Financial Corp.	3.750%	3/9/27	1,480	1,414
	Capital One Financial Corp.	7.149%	10/29/27	1,840	1,911
	Capital One Financial Corp.	1.878%	11/2/27	4,710	4,235
	Capital One Financial Corp.	4.927%	5/10/28	1,400	1,376
	Capital One Financial Corp.	5.468%	2/1/29	2,050	2,050
	Capital One Financial Corp.	6.312%	6/8/29	5,210	5,345
	Charles Schwab Corp.	3.625%	4/1/25	1,530	1,503
	Charles Schwab Corp.	3.850%	5/21/25	1,765	1,733
	Charles Schwab Corp.	0.900%	3/11/26	885	811
	Charles Schwab Corp.	1.150%	5/13/26	1,300	1,192
	Charles Schwab Corp.	2.450%	3/3/27	1,720	1,601
	Charles Schwab Corp.	3.300%	4/1/27	663	632
	Charles Schwab Corp.	5.643%	5/19/29	2,400	2,464
	Charles Schwab Corp.	6.196%	11/17/29	3,180	3,338
	Chubb INA Holdings Inc.	3.350%	5/3/26	3,313	3,224
	Citibank NA	5.488%	12/4/26	1,140	1,161
	Citibank NA	5.803%	9/29/28	2,000	2,088
	Citigroup Inc.	4.400%	6/10/25	887	877
	Citigroup Inc.	2.014%	1/25/26	560	538
	Citigroup Inc.	4.600%	3/9/26	1,984	1,959
	Citigroup Inc.	3.290%	3/17/26	800	779
	Citigroup Inc.	3.400%	5/1/26	1,200	1,158
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	5.610%	9/29/26	665	670
	Citigroup Inc.	3.200%	10/21/26	3,641	3,474
	Citigroup Inc.	4.300%	11/20/26	1,034	1,013
	Citigroup Inc.	1.122%	1/28/27	822	756
	Citigroup Inc.	1.462%	6/9/27	1,470	1,345
	Citigroup Inc.	4.450%	9/29/27	1,104	1,078
	Citigroup Inc.	3.887%	1/10/28	1,290	1,248
	Citigroup Inc.	3.070%	2/24/28	1,850	1,743
	Citigroup Inc.	3.668%	7/24/28	2,809	2,678
	Citigroup Inc.	4.125%	7/25/28	200	192
	Citigroup Inc.	3.520%	10/27/28	594	562
	Citigroup Inc.	4.075%	4/23/29	340	328
	CNO Financial Group Inc.	5.250%	5/30/25	750	745
[5,10]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 0.700%	4.852%	1/14/27	700	475
[5,10]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.320%	5.703%	8/20/31	1,400	946
[5,10]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.800%	6.160%	9/10/30	600	411
	Cooperatieve Rabobank UA	4.375%	8/4/25	750	737
	Cooperatieve Rabobank UA	3.750%	7/21/26	1,470	1,409
	Corebridge Financial Inc.	3.500%	4/4/25	1,735	1,693
	Corebridge Financial Inc.	3.650%	4/5/27	2,928	2,820
	Credit Suisse AG	7.950%	1/9/25	1,410	1,441
	Credit Suisse AG	3.700%	2/21/25	1,188	1,164
	Credit Suisse AG	2.950%	4/9/25	1,275	1,235
[7]	Credit Suisse AG	0.250%	1/5/26	700	725
	Credit Suisse AG	1.250%	8/7/26	2,750	2,494
	Credit Suisse AG	5.000%	7/9/27	3,385	3,385
	Credit Suisse AG	7.500%	2/15/28	1,765	1,935
[7]	Danske Bank A/S	1.000%	5/15/31	100	103
	Deutsche Bank AG	4.500%	4/1/25	470	462
	Deutsche Bank AG	6.119%	7/14/26	1,293	1,306
	Deutsche Bank AG	2.129%	11/24/26	2,250	2,109
[7]	Deutsche Bank AG	1.625%	1/20/27	200	207
	Deutsche Bank AG	7.146%	7/13/27	2,210	2,296
	Deutsche Bank AG	2.311%	11/16/27	1,384	1,265
	Deutsche Bank AG	2.552%	1/7/28	1,000	918
	Deutsche Bank AG	6.720%	1/18/29	1,285	1,346
	Deutsche Bank AG	6.819%	11/20/29	1,825	1,920
	Discover Bank	3.450%	7/27/26	1,465	1,386
	Discover Bank	5.974%	8/9/28	550	533
[11,12]	DPS Lehman Brothers Holdings	1.000%	8/19/65	210	—
	Equitable Holdings Inc.	4.350%	4/20/28	545	527
[3]	F&G Global Funding	0.900%	9/20/24	320	308
[3]	F&G Global Funding	1.750%	6/30/26	590	533
	Fifth Third Bancorp	2.550%	5/5/27	300	277
	Fifth Third Bancorp	1.707%	11/1/27	1,390	1,252
	Fifth Third Bancorp	3.950%	3/14/28	5,900	5,662
	Fifth Third Bancorp	6.361%	10/27/28	2,840	2,948
	Fifth Third Bancorp	6.339%	7/27/29	2,176	2,264
	Fifth Third Bancorp	4.772%	7/28/30	1,040	1,020
	Fifth Third Bank NA	3.950%	7/28/25	1,010	989
	Fifth Third Bank NA	3.850%	3/15/26	355	341
	Fifth Third Bank NA	2.250%	2/1/27	250	231
	FS KKR Capital Corp.	3.400%	1/15/26	440	417
	GATX Corp.	3.250%	3/30/25	60	58
	GATX Corp.	3.250%	9/15/26	490	467
[3]	GGAM Finance Ltd.	8.000%	2/15/27	190	195
[3]	GGAM Finance Ltd.	8.000%	6/15/28	40	42
[3]	Global Atlantic Fin Co.	4.400%	10/15/29	410	378
[3]	Global Atlantic Fin Co.	3.125%	6/15/31	400	328
	Goldman Sachs Group Inc.	3.500%	4/1/25	1,960	1,918
	Goldman Sachs Group Inc.	3.750%	5/22/25	2,241	2,199
	Goldman Sachs Group Inc.	4.250%	10/21/25	1,695	1,664
	Goldman Sachs Group Inc.	5.798%	8/10/26	1,760	1,778
	Goldman Sachs Group Inc.	3.500%	11/16/26	515	496

14

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	1.093%	12/9/26	489	451
	Goldman Sachs Group Inc.	1.431%	3/9/27	3,395	3,130
	Goldman Sachs Group Inc.	1.542%	9/10/27	1,691	1,534
	Goldman Sachs Group Inc.	1.948%	10/21/27	2,011	1,840
	Goldman Sachs Group Inc.	2.640%	2/24/28	2,267	2,102
	Goldman Sachs Group Inc.	3.615%	3/15/28	4,247	4,070
[8]	Goldman Sachs Group Inc.	7.250%	4/10/28	200	279
	Goldman Sachs Group Inc.	3.691%	6/5/28	850	813
	Goldman Sachs Group Inc.	4.482%	8/23/28	560	550
	Goldman Sachs Group Inc.	6.484%	10/24/29	1,600	1,698
	Golub Capital BDC Inc.	7.050%	12/5/28	620	652
	Hanover Insurance Group Inc.	4.500%	4/15/26	300	295
	Horace Mann Educators Corp.	7.250%	9/15/28	700	744
	HSBC Holdings plc	4.250%	8/18/25	1,700	1,664
	HSBC Holdings plc	4.300%	3/8/26	770	757
	HSBC Holdings plc	2.999%	3/10/26	1,590	1,542
	HSBC Holdings plc	1.645%	4/18/26	2,340	2,224
	HSBC Holdings plc	3.900%	5/25/26	1,248	1,215
	HSBC Holdings plc	2.099%	6/4/26	2,521	2,400
	HSBC Holdings plc	4.292%	9/12/26	2,030	1,987
	HSBC Holdings plc	1.589%	5/24/27	2,600	2,383
[8]	HSBC Holdings plc	1.750%	7/24/27	200	234
	HSBC Holdings plc	5.887%	8/14/27	1,000	1,014
	HSBC Holdings plc	2.251%	11/22/27	1,160	1,065
	HSBC Holdings plc	4.041%	3/13/28	2,320	2,236
	HSBC Holdings plc	4.755%	6/9/28	1,700	1,676
	HSBC Holdings plc	5.210%	8/11/28	1,680	1,679
	HSBC Holdings plc	2.013%	9/22/28	350	312
	HSBC Holdings plc	7.390%	11/3/28	2,350	2,518
	HSBC Holdings plc	6.161%	3/9/29	1,641	1,696
	HSBC Holdings plc	4.583%	6/19/29	620	602
	HSBC Holdings plc	2.206%	8/17/29	1,290	1,126
	Huntington Bancshares Inc.	4.443%	8/4/28	1,453	1,409
	Huntington Bancshares Inc.	6.208%	8/21/29	3,080	3,175
	Huntington National Bank	4.008%	5/16/25	650	640
	Huntington National Bank	5.699%	11/18/25	780	774
	Huntington National Bank	4.552%	5/17/28	300	290
	ING Groep NV	3.950%	3/29/27	400	387
	ING Groep NV	1.726%	4/1/27	237	219
	ING Groep NV	6.083%	9/11/27	373	381
	ING Groep NV	4.550%	10/2/28	576	569
	Intercontinental Exchange Inc.	3.750%	12/1/25	937	921
	Intercontinental Exchange Inc.	4.000%	9/15/27	1,950	1,916
	Invesco Finance plc	3.750%	1/15/26	406	395
[7]	JAB Holdings BV	1.000%	12/20/27	600	608
	Jefferies Financial Group Inc.	5.875%	7/21/28	740	759
	JPMorgan Chase & Co.	2.005%	3/13/26	1,244	1,195
	JPMorgan Chase & Co.	3.200%	6/15/26	668	645
	JPMorgan Chase & Co.	2.950%	10/1/26	470	448
	JPMorgan Chase & Co.	1.045%	11/19/26	3,319	3,073
	JPMorgan Chase & Co.	4.125%	12/15/26	688	675
	JPMorgan Chase & Co.	1.040%	2/4/27	2,150	1,975
	JPMorgan Chase & Co.	1.578%	4/22/27	3,969	3,663
	JPMorgan Chase & Co.	1.470%	9/22/27	1,905	1,726
	JPMorgan Chase & Co.	3.782%	2/1/28	2,105	2,033
	JPMorgan Chase & Co.	2.947%	2/24/28	155	146
	JPMorgan Chase & Co.	4.323%	4/26/28	3,134	3,082
	JPMorgan Chase & Co.	3.540%	5/1/28	760	726
	JPMorgan Chase & Co.	2.182%	6/1/28	1,200	1,096
	JPMorgan Chase & Co.	4.005%	4/23/29	1,850	1,780
	JPMorgan Chase & Co.	2.069%	6/1/29	570	505
	JPMorgan Chase & Co.	4.203%	7/23/29	1,380	1,341
	JPMorgan Chase & Co.	6.087%	10/23/29	910	957
	JPMorgan Chase Bank NA	5.110%	12/8/26	3,240	3,271
	Kemper Corp.	4.350%	2/15/25	290	284
	KeyBank NA	4.700%	1/26/26	750	732
	KeyBank NA	5.850%	11/15/27	1,250	1,250
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	135	133
	Lazard Group LLC	3.750%	2/13/25	230	225
	Lloyds Banking Group plc	4.582%	12/10/25	1,295	1,269
	Lloyds Banking Group plc	4.716%	8/11/26	898	886
	Lloyds Banking Group plc	3.750%	1/11/27	1,370	1,316
	Lloyds Banking Group plc	1.627%	5/11/27	545	500
	Lloyds Banking Group plc	5.985%	8/7/27	1,050	1,069
	Lloyds Banking Group plc	3.750%	3/18/28	550	527
	Lloyds Banking Group plc	5.871%	3/6/29	1,100	1,128
[5,10]	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 2.000%	6.363%	3/17/29	640	440
	LPL Holdings Inc.	6.750%	11/17/28	420	447
	M&T Bank Corp.	4.553%	8/16/28	3,946	3,806
	M&T Bank Corp.	7.413%	10/30/29	5,560	5,988
[5,10]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 1.550%	5.913%	6/17/31	110	74
[5,10]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.900%	7.274%	5/28/30	1,460	1,012
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	250	242
	Manufacturers & Traders Trust Co.	5.400%	11/21/25	460	458
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	3,910	3,827
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	3,661	3,559
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	592	581
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	1,010	954
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	465	439
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	2,845	2,600
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	760	692
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	1,760	1,627
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	600	601
	Mitsubishi UFJ Financial Group Inc.	5.354%	9/13/28	160	162
	Mitsubishi UFJ Financial Group Inc.	5.422%	2/22/29	1,300	1,324
	Mitsubishi UFJ Financial Group Inc.	5.242%	4/19/29	1,700	1,723
	Mizuho Financial Group Inc.	1.234%	5/22/27	1,312	1,196
	Mizuho Financial Group Inc.	1.554%	7/9/27	1,260	1,152
	Mizuho Financial Group Inc.	5.667%	5/27/29	1,210	1,238
	Morgan Stanley	4.000%	7/23/25	905	892
	Morgan Stanley	5.000%	11/24/25	1,951	1,948
	Morgan Stanley	3.875%	1/27/26	2,525	2,474
	Morgan Stanley	3.125%	7/27/26	395	378
	Morgan Stanley	4.350%	9/8/26	1,505	1,478
	Morgan Stanley	6.138%	10/16/26	1,466	1,493
	Morgan Stanley	3.625%	1/20/27	1,950	1,892
	Morgan Stanley	3.950%	4/23/27	1,281	1,243
	Morgan Stanley	1.593%	5/4/27	2,005	1,847
	Morgan Stanley	1.512%	7/20/27	2,450	2,239
[7]	Morgan Stanley	0.406%	10/29/27	314	318
	Morgan Stanley	2.475%	1/21/28	2,875	2,668
	Morgan Stanley	4.210%	4/20/28	900	879
[5]	Morgan Stanley	3.591%	7/22/28	600	573
	Morgan Stanley	6.296%	10/18/28	3,860	4,047
	Morgan Stanley	3.772%	1/24/29	1,000	954
	Morgan Stanley	5.123%	2/1/29	2,160	2,169
	Morgan Stanley	5.164%	4/20/29	4,690	4,712
	Morgan Stanley	5.449%	7/20/29	1,120	1,141
	Morgan Stanley	6.407%	11/1/29	940	997
	Morgan Stanley Bank NA	4.754%	4/21/26	1,920	1,919
	Morgan Stanley Bank NA	5.882%	10/30/26	1,500	1,545

15

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nasdaq Inc.	5.650%	6/28/25	3,750	3,786
	Nasdaq Inc.	5.350%	6/28/28	3,000	3,089
	National Bank of Canada	5.600%	12/18/28	1,140	1,170
[3]	Nationstar Mortgage Holdings Inc.	5.000%	2/1/26	170	166
[7]	Nationwide Building Society	2.000%	7/25/29	906	981
	Natwest Group plc	5.076%	1/27/30	420	414
[7]	NatWest Group plc	1.750%	3/2/26	400	430
	NatWest Group plc	5.847%	3/2/27	1,160	1,171
	NatWest Group plc	1.642%	6/14/27	660	603
	NatWest Group plc	3.073%	5/22/28	340	316
	NatWest Group plc	5.516%	9/30/28	625	629
	NatWest Group plc	4.892%	5/18/29	430	423
	NatWest Group plc	3.754%	11/1/29	1,180	1,151
[8]	NatWest Group plc	2.105%	11/28/31	200	227
[7]	NatWest Markets plc	0.125%	11/12/25	300	312
	Nomura Holdings Inc.	1.851%	7/16/25	300	284
	Nomura Holdings Inc.	2.329%	1/22/27	950	871
	Nomura Holdings Inc.	5.386%	7/6/27	600	602
	Nomura Holdings Inc.	5.842%	1/18/28	690	705
	Nomura Holdings Inc.	6.070%	7/12/28	977	1,010
	OneMain Finance Corp.	3.500%	1/15/27	75	70
	OneMain Finance Corp.	3.875%	9/15/28	40	35
	OneMain Finance Corp.	7.875%	3/15/30	30	31
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	1.200%	11/15/25	2,260	2,095
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.750%	5/24/26	1,270	1,280
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.875%	11/15/27	70	72
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	6.050%	8/1/28	1,105	1,145
[8]	Phoenix Group Holdings plc	6.625%	12/18/25	775	1,008
	PNC Financial Services Group Inc.	5.812%	6/12/26	950	957
	PNC Financial Services Group Inc.	4.758%	1/26/27	3,648	3,619
	PNC Financial Services Group Inc.	6.615%	10/20/27	1,000	1,038
	PNC Financial Services Group Inc.	5.354%	12/2/28	3,045	3,082
	PNC Financial Services Group Inc.	5.582%	6/12/29	7,590	7,742
	Principal Financial Group Inc.	3.100%	11/15/26	175	167
	Progressive Corp.	2.500%	3/15/27	1,317	1,236
[3]	Protective Life Global Funding	1.618%	4/15/26	670	618
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	90	83
[8]	Rothesay Life plc	8.000%	10/30/25	645	847
	Royal Bank of Canada	1.200%	4/27/26	1,531	1,414
	Royal Bank of Canada	1.150%	7/14/26	644	589
	Royal Bank of Canada	5.200%	7/20/26	940	950
	Royal Bank of Canada	1.400%	11/2/26	1,065	974
	Royal Bank of Canada	3.625%	5/4/27	670	647
	Royal Bank of Canada	4.240%	8/3/27	300	297
	Royal Bank of Canada	6.000%	11/1/27	4,200	4,402
	Royal Bank of Canada	4.900%	1/12/28	2,020	2,043
	Royal Bank of Canada	5.200%	8/1/28	920	938
	Santander Holdings USA Inc.	3.450%	6/2/25	1,315	1,278
	Santander Holdings USA Inc.	6.499%	3/9/29	960	993
	Santander UK Group Holdings plc	1.532%	8/21/26	605	564
	Santander UK Group Holdings plc	6.833%	11/21/26	1,730	1,763
	Santander UK Group Holdings plc	1.673%	6/14/27	2,460	2,239
	Santander UK Group Holdings plc	2.469%	1/11/28	1,498	1,365
	Santander UK Group Holdings plc	6.534%	1/10/29	730	756
[3]	Security Benefit Global Funding	1.250%	5/17/24	405	395
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	300	274
	Sixth Street Specialty Lending Inc.	6.950%	8/14/28	750	774
[5,10]	Standard Chartered plc, 3M Australian Bank Bill Rate + 1.850%	6.210%	6/28/25	750	513
	State Street Corp.	5.820%	11/4/28	486	504
	Stifel Financial Corp.	4.250%	7/18/24	485	480
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	200	184
	Sumitomo Mitsui Financial Group Inc.	5.464%	1/13/26	160	161
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	1,550	1,511
	Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	860	880
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	2,240	2,124
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	1,660	1,511
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	680	653
	Sumitomo Mitsui Financial Group Inc.	2.174%	1/14/27	600	555
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	650	618
	Sumitomo Mitsui Financial Group Inc.	5.520%	1/13/28	1,260	1,290
	Sumitomo Mitsui Financial Group Inc.	5.800%	7/13/28	370	383
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	470	411
[5,10]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	5.402%	10/16/24	529	361
	Synchrony Bank	5.400%	8/22/25	900	887
	Synchrony Financial	4.500%	7/23/25	1,006	983
	Synchrony Financial	3.700%	8/4/26	735	690
	Synovus Bank	5.625%	2/15/28	520	500
	Toronto-Dominion Bank	1.200%	6/3/26	930	854
	Toronto-Dominion Bank	5.532%	7/17/26	1,950	1,987
	Toronto-Dominion Bank	1.250%	9/10/26	2,300	2,101
	Toronto-Dominion Bank	5.264%	12/11/26	576	587
	Toronto-Dominion Bank	2.800%	3/10/27	3,495	3,301
	Toronto-Dominion Bank	4.108%	6/8/27	1,560	1,533
	Toronto-Dominion Bank	5.156%	1/10/28	1,865	1,898
	Toronto-Dominion Bank	5.523%	7/17/28	1,920	1,977
	Toronto-Dominion Bank	3.625%	9/15/31	460	442
	Trinity Acquisition plc	4.400%	3/15/26	40	40
	Truist Bank	1.500%	3/10/25	330	315
	Truist Bank	3.625%	9/16/25	845	818
	Truist Financial Corp.	1.267%	3/2/27	470	431
	Truist Financial Corp.	6.047%	6/8/27	3,200	3,257
	Truist Financial Corp.	4.873%	1/26/29	3,375	3,332
	Truist Financial Corp.	7.161%	10/30/29	630	680
	UBS AG	5.800%	9/11/25	3,230	3,268
	UBS AG	5.650%	9/11/28	3,190	3,309
[3]	UBS Group AG	4.282%	1/9/28	2,210	2,137
[3]	United Wholesale Mortgage LLC	5.500%	11/15/25	50	50
	US Bancorp	5.727%	10/21/26	1,409	1,418
	US Bancorp	4.548%	7/22/28	5,680	5,598
	US Bancorp	4.653%	2/1/29	2,500	2,460
	US Bancorp	5.775%	6/12/29	2,000	2,054
	Voya Financial Inc.	3.650%	6/15/26	440	426
[11,12]	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	3.550%	9/29/25	2,781	2,719
	Wells Fargo & Co.	2.164%	2/11/26	2,290	2,205
	Wells Fargo & Co.	3.000%	4/22/26	2,180	2,089
	Wells Fargo & Co.	2.188%	4/30/26	2,116	2,028
	Wells Fargo & Co.	4.100%	6/3/26	3,795	3,711
	Wells Fargo & Co.	3.000%	10/23/26	2,730	2,592
[7]	Wells Fargo & Co.	1.375%	10/26/26	1,410	1,470
	Wells Fargo & Co.	3.196%	6/17/27	1,414	1,352
	Wells Fargo & Co.	4.300%	7/22/27	800	783
	Wells Fargo & Co.	3.526%	3/24/28	3,535	3,374
	Wells Fargo & Co.	3.584%	5/22/28	3,515	3,349
	Wells Fargo & Co.	2.393%	6/2/28	2,159	1,977
	Wells Fargo & Co.	4.808%	7/25/28	2,658	2,640

16

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Wells Fargo & Co.	5.574%	7/25/29	3,570	3,645
	Wells Fargo & Co.	6.303%	10/23/29	750	791
	Wells Fargo Bank NA	5.450%	8/7/26	1,240	1,260
	Wells Fargo Bank NA	5.254%	12/11/26	3,430	3,474
	Westpac Banking Corp.	5.535%	11/17/28	1,130	1,173
	Westpac Banking Corp.	2.894%	2/4/30	2,216	2,136
	Westpac Banking Corp.	4.322%	11/23/31	925	890
[5,10]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.230%	5.649%	11/11/27	1,200	828
[5,10]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.550%	5.892%	1/29/31	400	273
	Willis North America Inc.	4.650%	6/15/27	725	718
	Willis North America Inc.	4.500%	9/15/28	490	478
					611,554
Health Care (8.1%)
	AbbVie Inc.	3.800%	3/15/25	3,881	3,832
	AbbVie Inc.	3.600%	5/14/25	1,200	1,179
	AbbVie Inc.	3.200%	5/14/26	1,050	1,019
	AbbVie Inc.	2.950%	11/21/26	5,570	5,342
	AbbVie Inc.	4.250%	11/14/28	747	744
[3]	Alcon Finance Corp.	2.750%	9/23/26	650	611
	Amgen Inc.	5.250%	3/2/25	3,820	3,829
	Amgen Inc.	3.125%	5/1/25	565	551
	Amgen Inc.	2.200%	2/21/27	1,423	1,323
	Amgen Inc.	3.200%	11/2/27	623	595
	Amgen Inc.	5.150%	3/2/28	6,870	7,024
	Astrazeneca Finance LLC	1.200%	5/28/26	2,920	2,703
	Astrazeneca Finance LLC	1.750%	5/28/28	330	296
	Astrazeneca Finance LLC	4.875%	3/3/28	1,735	1,769
[3]	Bausch & Lomb Escrow Corp.	8.375%	10/1/28	60	63
	Baxalta Inc.	4.000%	6/23/25	1,200	1,180
	Baxter International Inc.	1.915%	2/1/27	6,585	6,035
	Baxter International Inc.	2.272%	12/1/28	2,455	2,200
	Becton Dickinson & Co.	3.700%	6/6/27	2,870	2,781
	Becton Dickinson & Co.	4.693%	2/13/28	755	759
	Boston Scientific Corp.	1.900%	6/1/25	1,360	1,302
	Bristol-Myers Squibb Co.	3.900%	2/20/28	2,145	2,108
	Cencora Inc.	3.450%	12/15/27	608	586
	Centene Corp.	4.250%	12/15/27	270	261
	Centene Corp.	2.450%	7/15/28	735	657
[3]	CHS/Community Health Systems Inc.	8.000%	3/15/26	79	79
[3]	CHS/Community Health Systems Inc.	5.625%	3/15/27	40	37
	Cigna Group	3.250%	4/15/25	1,000	976
	Cigna Group	4.125%	11/15/25	2,970	2,933
	Cigna Group	4.500%	2/25/26	100	99
	Cigna Group	1.250%	3/15/26	700	649
	Cigna Group	3.400%	3/1/27	2,000	1,928
	Cigna Group	4.375%	10/15/28	1,190	1,181
	CommonSpirit Health	1.547%	10/1/25	1,075	1,006
[3]	CSL Finance plc	3.850%	4/27/27	320	311
	CVS Health Corp.	3.875%	7/20/25	1,695	1,665
	CVS Health Corp.	5.000%	2/20/26	1,745	1,753
	CVS Health Corp.	2.875%	6/1/26	800	764
	CVS Health Corp.	3.000%	8/15/26	1,500	1,435
	CVS Health Corp.	3.625%	4/1/27	4,105	3,980
	CVS Health Corp.	1.300%	8/21/27	1,185	1,053
	CVS Health Corp.	4.300%	3/25/28	6,990	6,871
	CVS Health Corp.	5.000%	1/30/29	1,300	1,322
	Dignity Health	3.812%	11/1/24	30	29
	Elevance Health Inc.	2.375%	1/15/25	545	530
	Elevance Health Inc.	5.350%	10/15/25	400	403
	Elevance Health Inc.	1.500%	3/15/26	1,605	1,497
	Elevance Health Inc.	4.101%	3/1/28	1,360	1,341
	GE HealthCare Technologies Inc.	5.600%	11/15/25	4,855	4,898
	GE HealthCare Technologies Inc.	5.650%	11/15/27	4,425	4,581
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Gilead Sciences Inc.	3.650%	3/1/26	3,120	3,057
	Gilead Sciences Inc.	2.950%	3/1/27	260	248
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	1,970	1,945
	HCA Inc.	5.375%	2/1/25	1,570	1,569
	HCA Inc.	5.250%	4/15/25	1,700	1,700
	HCA Inc.	5.875%	2/15/26	375	378
	HCA Inc.	5.250%	6/15/26	1,740	1,749
	HCA Inc.	4.500%	2/15/27	1,463	1,448
	HCA Inc.	3.125%	3/15/27	1,155	1,095
[3]	Highmark Inc.	1.450%	5/10/26	1,460	1,334
	Humana Inc.	4.500%	4/1/25	835	829
	Humana Inc.	1.350%	2/3/27	250	226
	Humana Inc.	5.750%	3/1/28	1,935	2,012
[3]	LifePoint Health Inc.	11.000%	10/15/30	45	47
	McKesson Corp.	0.900%	12/3/25	1,000	928
	McKesson Corp.	1.300%	8/15/26	1,650	1,518
	McKesson Corp.	3.950%	2/16/28	966	952
	Merck & Co. Inc.	1.700%	6/10/27	1,535	1,409
	Merck & Co. Inc.	1.900%	12/10/28	241	217
[3]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	90	83
[3]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	75	64
	Pfizer Investment Enterprises Pte Ltd.	4.450%	5/19/26	13,939	13,901
	Pfizer Investment Enterprises Pte Ltd.	4.450%	5/19/28	13,425	13,427
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	280	263
	Quest Diagnostics Inc.	3.500%	3/30/25	345	338
	Quest Diagnostics Inc.	3.450%	6/1/26	100	97
	Revvity Inc.	0.850%	9/15/24	1,275	1,231
[3]	Roche Holdings Inc.	2.314%	3/10/27	2,850	2,680
	Royalty Pharma plc	1.200%	9/2/25	1,300	1,214
	Royalty Pharma plc	1.750%	9/2/27	1,000	898
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	4,970	4,782
[3]	Star Parent Inc.	9.000%	10/1/30	57	60
	Stryker Corp.	1.150%	6/15/25	900	851
	Stryker Corp.	3.375%	11/1/25	40	39
[7]	Stryker Corp.	3.375%	12/11/28	100	112
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	225	228
	Tenet Healthcare Corp.	4.875%	1/1/26	290	287
	Tenet Healthcare Corp.	4.250%	6/1/29	38	35
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	30	28
	Teva Pharmaceutical Finance Netherlands III BV	4.750%	5/9/27	20	19
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/29	15	14
	Thermo Fisher Scientific Inc.	5.000%	12/5/26	1,135	1,153
	Thermo Fisher Scientific Inc.	4.800%	11/21/27	2,346	2,392
	Thermo Fisher Scientific Inc.	5.000%	1/31/29	990	1,017
	UnitedHealth Group Inc.	1.250%	1/15/26	323	303
	UnitedHealth Group Inc.	3.700%	5/15/27	550	539
	UnitedHealth Group Inc.	5.250%	2/15/28	2,019	2,088
	UnitedHealth Group Inc.	3.850%	6/15/28	910	892
	UnitedHealth Group Inc.	4.250%	1/15/29	2,080	2,076
	Utah Acquisition Sub Inc.	3.950%	6/15/26	3,310	3,204
	Viatris Inc.	1.650%	6/22/25	2,024	1,917
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	2,420	2,337
	Zimmer Biomet Holdings Inc.	5.350%	12/1/28	1,345	1,386
	Zoetis Inc.	4.500%	11/13/25	1,200	1,193
	Zoetis Inc.	5.400%	11/14/25	935	943
	Zoetis Inc.	3.000%	9/12/27	790	750
					175,572
Industrials (6.2%)
[3]	Air Canada	3.875%	8/15/26	50	48
[3]	American Airlines Inc.	7.250%	2/15/28	31	31
	Amphenol Corp.	4.750%	3/30/26	430	431

17

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Boeing Co.	1.433%	2/4/24	1,840	1,833
	Boeing Co.	4.875%	5/1/25	7,340	7,307
	Boeing Co.	2.600%	10/30/25	308	294
	Boeing Co.	2.750%	2/1/26	1,000	957
	Boeing Co.	2.196%	2/4/26	13,199	12,473
	Boeing Co.	2.250%	6/15/26	250	234
	Boeing Co.	2.700%	2/1/27	1,629	1,537
	Boeing Co.	5.040%	5/1/27	237	239
	Boeing Co.	3.250%	2/1/28	1,185	1,124
[10]	Brisbane Airport Corp. Pty Ltd.	3.900%	4/24/25	400	269
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	1,079	1,041
	Canadian Pacific Railway Co.	2.900%	2/1/25	330	321
	Canadian Pacific Railway Co.	1.750%	12/2/26	1,090	1,006
	Canadian Pacific Railway Co.	4.000%	6/1/28	1,135	1,110
[3]	Cargo Aircraft Management Inc.	4.750%	2/1/28	85	78
	Carrier Global Corp.	2.242%	2/15/25	614	594
[3]	Carrier Global Corp.	5.800%	11/30/25	1,640	1,663
	Caterpillar Financial Services Corp.	4.800%	1/6/26	2,122	2,136
	Caterpillar Financial Services Corp.	4.350%	5/15/26	265	264
	Caterpillar Financial Services Corp.	1.150%	9/14/26	501	460
	CNH Industrial Capital LLC	1.875%	1/15/26	2,487	2,333
	CNH Industrial Capital LLC	1.450%	7/15/26	1,630	1,497
	CNH Industrial Capital LLC	4.550%	4/10/28	700	691
	CNH Industrial Capital LLC	5.500%	1/12/29	930	959
	CSX Corp.	3.800%	3/1/28	548	538
[3]	Daimler Truck Finance North America LLC	5.600%	8/8/25	1,290	1,299
[3]	Daimler Truck Finance North America LLC	5.125%	1/19/28	530	533
[3]	Daimler Truck Finance North America LLC	5.400%	9/20/28	1,050	1,070
[3,4]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	4,305	4,232
	Dover Corp.	3.150%	11/15/25	210	203
	Emerson Electric Co.	1.800%	10/15/27	500	456
	FedEx Corp.	3.400%	2/15/28	544	522
	General Dynamics Corp.	3.500%	4/1/27	1,195	1,164
	General Dynamics Corp.	2.625%	11/15/27	305	286
[8]	Heathrow Funding Ltd.	6.750%	12/3/28	285	382
[7]	Honeywell International Inc.	3.500%	5/17/27	1,065	1,194
	Honeywell International Inc.	4.950%	2/15/28	3,720	3,832
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	2,105	2,061
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	1,175	1,111
	Ingersoll Rand Inc.	5.400%	8/14/28	300	309
	John Deere Capital Corp.	4.800%	1/9/26	1,803	1,813
	John Deere Capital Corp.	5.050%	3/3/26	875	888
	John Deere Capital Corp.	4.750%	6/8/26	800	806
	John Deere Capital Corp.	1.300%	10/13/26	300	276
	John Deere Capital Corp.	2.350%	3/8/27	1,110	1,044
	John Deere Capital Corp.	2.800%	9/8/27	50	47
	John Deere Capital Corp.	4.150%	9/15/27	2,811	2,793
	John Deere Capital Corp.	4.750%	1/20/28	2,420	2,460
	Johnson Controls International plc	3.900%	2/14/26	80	78
	L3Harris Technologies Inc.	3.832%	4/27/25	155	152
	L3Harris Technologies Inc.	3.850%	12/15/26	780	765
	L3Harris Technologies Inc.	5.400%	1/15/27	2,790	2,849
	Lennox International Inc.	1.350%	8/1/25	230	217
	Lennox International Inc.	1.700%	8/1/27	200	180
	Lockheed Martin Corp.	5.100%	11/15/27	1,050	1,084
	Lockheed Martin Corp.	4.450%	5/15/28	910	916
[10]	Lonsdale Finance Pty Ltd.	2.450%	11/20/26	970	618
[3]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	6,767	6,787
	MISC Capital Two Labuan Ltd.	3.625%	4/6/25	1,450	1,419
	MISC Capital Two Labuan Ltd.	3.750%	4/6/27	205	197
[3]	Mueller Water Products Inc.	4.000%	6/15/29	40	37
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Norfolk Southern Corp.	3.650%	8/1/25	270	264
	Norfolk Southern Corp.	2.900%	6/15/26	520	499
	Northrop Grumman Corp.	2.930%	1/15/25	1,917	1,874
	Northrop Grumman Corp.	3.250%	1/15/28	2,338	2,236
	Otis Worldwide Corp.	2.056%	4/5/25	3,585	3,449
	Otis Worldwide Corp.	5.250%	8/16/28	1,315	1,354
	PACCAR Financial Corp.	1.100%	5/11/26	95	88
[10]	Pacific National Finance Pty Ltd.	5.250%	5/19/25	740	500
	Parker-Hannifin Corp.	3.250%	3/1/27	60	58
	Parker-Hannifin Corp.	4.250%	9/15/27	1,370	1,358
[10]	Qantas Airways Ltd.	4.750%	10/12/26	210	141
[10]	Qantas Airways Ltd.	3.150%	9/27/28	350	216
[3]	Regal Rexnord Corp.	6.050%	4/15/28	465	471
	Republic Services Inc.	3.200%	3/15/25	335	327
	Republic Services Inc.	0.875%	11/15/25	500	463
	Republic Services Inc.	2.900%	7/1/26	140	135
	Republic Services Inc.	3.375%	11/15/27	875	841
	Republic Services Inc.	4.875%	4/1/29	910	928
[3]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	35	33
[3]	Rolls-Royce plc	3.625%	10/14/25	120	116
[3]	Rolls-Royce plc	5.750%	10/15/27	70	70
	RTX Corp.	3.950%	8/16/25	3,058	3,015
	RTX Corp.	5.000%	2/27/26	960	964
	RTX Corp.	5.750%	11/8/26	3,670	3,769
	RTX Corp.	3.500%	3/15/27	1,349	1,300
	RTX Corp.	3.125%	5/4/27	985	937
	RTX Corp.	4.125%	11/16/28	125	122
	RTX Corp.	5.750%	1/15/29	970	1,014
	Ryder System Inc.	1.750%	9/1/26	710	654
	Ryder System Inc.	2.850%	3/1/27	1,051	987
	Ryder System Inc.	5.650%	3/1/28	540	556
	Ryder System Inc.	5.250%	6/1/28	925	938
	Ryder System Inc.	6.300%	12/1/28	2,450	2,598
[3]	Sensata Technologies BV	5.000%	10/1/25	65	65
[3]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	2,050	1,906
[3]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	600	538
	Southwest Airlines Co.	5.250%	5/4/25	1,265	1,265
	Southwest Airlines Co.	3.000%	11/15/26	200	190
	Southwest Airlines Co.	5.125%	6/15/27	2,250	2,260
	Southwest Airlines Co.	3.450%	11/16/27	470	445
	Stanley Black & Decker Inc.	3.400%	3/1/26	630	609
[3]	TransDigm Inc.	6.250%	3/15/26	100	100
	TransDigm Inc.	5.500%	11/15/27	20	20
[3]	TransDigm Inc.	6.750%	8/15/28	65	67
	TransDigm Inc.	4.875%	5/1/29	70	66
[3]	TransDigm Inc.	6.875%	12/15/30	150	154
[3]	Triumph Group Inc.	9.000%	3/15/28	213	226
	Tyco Electronics Group SA	4.500%	2/13/26	1,500	1,495
	Tyco Electronics Group SA	3.700%	2/15/26	720	705
	Tyco Electronics Group SA	3.125%	8/15/27	1,025	978
	Union Pacific Corp.	2.750%	3/1/26	300	289
	Union Pacific Corp.	3.000%	4/15/27	615	588
[4]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	183	177
[3]	United Airlines Inc.	4.375%	4/15/26	150	146
[3]	Veralto Corp.	5.500%	9/18/26	1,430	1,454
[3]	Veralto Corp.	5.350%	9/18/28	1,500	1,538
	Waste Management Inc.	3.150%	11/15/27	1,000	958
	Waste Management Inc.	1.150%	3/15/28	100	88
					134,150
Materials (2.3%)
	Albemarle Corp.	4.650%	6/1/27	500	491
	ArcelorMittal SA	4.550%	3/11/26	475	468
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	130	126
	Ball Corp.	4.875%	3/15/26	75	75
	Berry Global Inc.	0.950%	2/15/24	2,365	2,351

18

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Berry Global Inc.	1.570%	1/15/26	4,117	3,828
[3]	Berry Global Inc.	4.500%	2/15/26	75	73
[3]	Berry Global Inc.	4.875%	7/15/26	458	451
	Berry Global Inc.	1.650%	1/15/27	1,075	969
	BHP Billiton Finance USA Ltd.	4.875%	2/27/26	3,800	3,821
	BHP Billiton Finance USA Ltd.	5.250%	9/8/26	1,500	1,534
	BHP Billiton Finance USA Ltd.	4.750%	2/28/28	4,570	4,617
	BHP Billiton Finance USA Ltd.	5.100%	9/8/28	1,500	1,542
[3]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	133	136
[3]	Canpack SA / Canpack US LLC	3.875%	11/15/29	90	77
	Celanese US Holdings LLC	6.350%	11/15/28	940	986
[3]	Chemours Co.	5.750%	11/15/28	110	105
[3]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	1,200	1,152
	Dow Chemical Co.	4.550%	11/30/25	790	782
	DuPont de Nemours Inc.	4.493%	11/15/25	2,090	2,077
	Eastman Chemical Co.	3.800%	3/15/25	670	659
	EIDP Inc.	1.700%	7/15/25	460	437
	EIDP Inc.	4.500%	5/15/26	1,445	1,441
[3]	Element Solutions Inc.	3.875%	9/1/28	210	194
	FMC Corp.	5.150%	5/18/26	715	714
	FMC Corp.	3.200%	10/1/26	400	379
	Freeport Indonesia PT	4.763%	4/14/27	890	878
	Freeport-McMoRan Inc.	4.375%	8/1/28	650	625
[3]	Georgia-Pacific LLC	1.750%	9/30/25	2,375	2,248
[3]	Georgia-Pacific LLC	0.950%	5/15/26	2,940	2,690
[3]	Georgia-Pacific LLC	2.100%	4/30/27	1,770	1,631
[3]	Graphic Packaging International LLC	3.500%	3/15/28	20	19
[3]	Hudbay Minerals Inc.	4.500%	4/1/26	75	73
	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.750%	5/15/25	1,102	1,089
[3]	Kaiser Aluminum Corp.	4.625%	3/1/28	50	46
	LYB International Finance III LLC	1.250%	10/1/25	1,809	1,690
	Mosaic Co.	5.375%	11/15/28	570	582
[3]	NOVA Chemicals Corp.	8.500%	11/15/28	10	10
	Nucor Corp.	3.950%	5/23/25	300	295
	Nucor Corp.	2.000%	6/1/25	831	798
	Nucor Corp.	4.300%	5/23/27	500	495
	Nutrien Ltd.	3.000%	4/1/25	1,065	1,035
	Nutrien Ltd.	5.950%	11/7/25	605	616
	Nutrien Ltd.	4.900%	3/27/28	1,845	1,864
[3]	Olympus Water US Holding Corp.	9.750%	11/15/28	170	181
	PPG Industries Inc.	1.200%	3/15/26	935	865
	RPM International Inc.	3.750%	3/15/27	1,360	1,308
[3]	Sealed Air Corp.	6.125%	2/1/28	325	328
	Sherwin-Williams Co.	4.250%	8/8/25	960	952
[3]	SNF Group SACA	3.125%	3/15/27	60	55
[3]	SNF Group SACA	3.375%	3/15/30	25	21
	Steel Dynamics Inc.	2.800%	12/15/24	445	433
	Steel Dynamics Inc.	2.400%	6/15/25	530	508
[3]	Summit Materials LLC / Summit Materials Finance Corp	7.250%	1/15/31	30	32
[3]	WR Grace Holdings LLC	7.375%	3/1/31	10	10
	WRKCo Inc.	3.750%	3/15/25	270	265
	WRKCo Inc.	3.375%	9/15/27	100	95
					51,222
Real Estate (3.7%)
[8]	Akelius Residential Property AB	2.375%	8/15/25	800	960
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	1,464	1,431
	Alexandria Real Estate Equities Inc.	4.300%	1/15/26	330	325
	American Tower Corp.	2.950%	1/15/25	1,886	1,840
	American Tower Corp.	2.400%	3/15/25	2,508	2,426
	American Tower Corp.	4.000%	6/1/25	1,060	1,042
	American Tower Corp.	1.600%	4/15/26	2,920	2,701
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Tower Corp.	1.450%	9/15/26	1,330	1,213
	American Tower Corp.	3.375%	10/15/26	1,040	997
[7]	American Tower Corp.	0.450%	1/15/27	563	569
	American Tower Corp.	2.750%	1/15/27	1,178	1,104
[7]	American Tower Corp.	0.400%	2/15/27	256	258
	American Tower Corp.	3.550%	7/15/27	575	552
	American Tower Corp.	3.600%	1/15/28	474	452
	American Tower Corp.	5.800%	11/15/28	510	531
[7]	Aroundtown SA	0.625%	7/9/25	200	204
[7]	Aroundtown SA	3.375%	12/31/99	100	45
	AvalonBay Communities Inc.	2.950%	5/11/26	600	576
	AvalonBay Communities Inc.	2.900%	10/15/26	200	190
[7]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	150	158
[7]	Blackstone Property Partners Europe Holdings Sarl	1.000%	10/20/26	100	99
[7]	Blackstone Property Partners Europe Holdings Sarl	1.250%	4/26/27	200	194
[7]	Blackstone Property Partners Europe Holdings Sarl	3.625%	10/29/29	100	101
	Boston Properties LP	2.750%	10/1/26	492	456
	Boston Properties LP	6.750%	12/1/27	500	524
	Brixmor Operating Partnership LP	3.650%	6/15/24	2,335	2,306
	Brixmor Operating Partnership LP	3.850%	2/1/25	1,041	1,020
	Brixmor Operating Partnership LP	3.900%	3/15/27	335	319
	Camden Property Trust	5.850%	11/3/26	1,060	1,092
	Corporate Office Properties LP	2.250%	3/15/26	2,263	2,113
	Crown Castle Inc.	1.350%	7/15/25	1,060	1,001
	Crown Castle Inc.	4.450%	2/15/26	1,530	1,507
	Crown Castle Inc.	3.700%	6/15/26	2,200	2,126
	Crown Castle Inc.	1.050%	7/15/26	2,085	1,883
	Crown Castle Inc.	4.000%	3/1/27	210	203
	Crown Castle Inc.	2.900%	3/15/27	1,070	1,002
	Crown Castle Inc.	5.000%	1/11/28	1,950	1,944
	Crown Castle Inc.	3.800%	2/15/28	330	314
	CubeSmart LP	4.000%	11/15/25	240	234
	CubeSmart LP	3.125%	9/1/26	95	90
[7]	Digital Dutch Finco BV	0.625%	7/15/25	420	439
[7]	Digital Euro Finco LLC	2.625%	4/15/24	200	219
	Digital Realty Trust LP	3.700%	8/15/27	575	555
	Digital Realty Trust LP	5.550%	1/15/28	1,730	1,764
	Equinix Inc.	1.450%	5/15/26	290	268
	Equinix Inc.	2.900%	11/18/26	680	647
	Equinix Inc.	1.800%	7/15/27	650	589
	Equinix Inc.	2.000%	5/15/28	400	357
	ERP Operating LP	3.375%	6/1/25	800	783
	ERP Operating LP	2.850%	11/1/26	246	234
	Essex Portfolio LP	3.500%	4/1/25	350	343
	Essex Portfolio LP	3.625%	5/1/27	360	343
	Essex Portfolio LP	1.700%	3/1/28	300	263
	Extra Space Storage LP	5.700%	4/1/28	1,330	1,364
	Federal Realty OP LP	1.250%	2/15/26	510	471
	Federal Realty OP LP	3.250%	7/15/27	323	302
	Healthcare Realty Holdings LP	3.875%	5/1/25	200	193
	Healthcare Realty Holdings LP	3.750%	7/1/27	695	658
	Healthpeak OP LLC	3.400%	2/1/25	114	111
	Healthpeak OP LLC	4.000%	6/1/25	390	383
	Healthpeak OP LLC	1.350%	2/1/27	700	629
[7]	Heimstaden Bostad AB	1.125%	1/21/26	500	472
	Highwoods Realty LP	3.875%	3/1/27	762	707
	Highwoods Realty LP	4.125%	3/15/28	340	313
	Host Hotels & Resorts LP	4.000%	6/15/25	366	358
	Kilroy Realty LP	3.450%	12/15/24	329	321
	Kilroy Realty LP	4.375%	10/1/25	190	185
	Kimco Realty OP LLC	3.300%	2/1/25	1,770	1,730
	Kimco Realty OP LLC	2.800%	10/1/26	210	198
	Kimco Realty OP LLC	3.800%	4/1/27	316	304
[7]	Kojamo OYJ	1.500%	6/19/24	150	162
[7]	Logicor Financing Sarl	0.750%	7/15/24	200	216

19

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Logicor Financing Sarl	2.250%	5/13/25	145	155
	Mid-America Apartments LP	4.000%	11/15/25	300	295
	Mid-America Apartments LP	1.100%	9/15/26	1,020	926
	NNN REIT Inc.	4.000%	11/15/25	615	602
	NNN REIT Inc.	4.300%	10/15/28	60	58
	Omega Healthcare Investors Inc.	4.500%	1/15/25	401	394
	Omega Healthcare Investors Inc.	5.250%	1/15/26	1,080	1,074
	Omega Healthcare Investors Inc.	4.500%	4/1/27	150	144
	Omega Healthcare Investors Inc.	4.750%	1/15/28	380	367
[3]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	200	190
	Physicians Realty LP	4.300%	3/15/27	490	477
	Prologis LP	3.250%	6/30/26	430	416
	Prologis LP	2.125%	4/15/27	580	535
	Prologis LP	3.375%	12/15/27	400	381
	Prologis LP	4.875%	6/15/28	1,480	1,500
	Prologis LP	4.375%	2/1/29	330	326
	Public Storage Operating Co.	1.500%	11/9/26	575	528
	Public Storage Operating Co.	1.850%	5/1/28	1,130	1,016
	Public Storage Operating Co.	5.125%	1/15/29	640	661
	Realty Income Corp.	3.875%	4/15/25	388	381
	Realty Income Corp.	4.625%	11/1/25	1,993	1,981
	Realty Income Corp.	0.750%	3/15/26	292	266
	Realty Income Corp.	4.875%	6/1/26	3,880	3,882
	Realty Income Corp.	4.125%	10/15/26	1,646	1,616
[8]	Realty Income Corp.	1.875%	1/14/27	182	213
	Realty Income Corp.	3.000%	1/15/27	480	456
[8]	Realty Income Corp.	1.125%	7/13/27	400	450
	Realty Income Corp.	2.200%	6/15/28	280	251
[7]	Realty Income Corp.	4.875%	7/6/30	119	139
	Regency Centers LP	3.600%	2/1/27	50	48
	Sabra Health Care LP	5.125%	8/15/26	758	746
	Simon Property Group LP	3.500%	9/1/25	1,605	1,569
	Simon Property Group LP	3.250%	11/30/26	800	769
	Simon Property Group LP	1.375%	1/15/27	1,050	959
	Spirit Realty LP	3.200%	1/15/27	205	194
	STORE Capital Corp.	4.500%	3/15/28	180	167
	UDR Inc.	2.950%	9/1/26	400	380
	Ventas Realty LP	3.500%	4/15/24	445	442
	Ventas Realty LP	2.650%	1/15/25	390	378
	Ventas Realty LP	3.500%	2/1/25	180	176
	Ventas Realty LP	3.250%	10/15/26	765	725
[3]	VICI Properties LP / VICI Note Co. Inc.	4.625%	6/15/25	276	271
[3]	Wea Finance LLC / Westfield UK & Europe Finance plc	3.750%	9/17/24	210	206
	Welltower OP LLC	4.000%	6/1/25	2,218	2,179
	Welltower OP LLC	4.250%	4/1/26	195	192
[8]	Westfield America Management Ltd.	2.125%	3/30/25	200	244
					81,308
Technology (5.1%)
[3]	Black Knight InfoServ LLC	3.625%	9/1/28	410	391
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	900	883
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	2,910	2,840
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	350	336
	Broadcom Inc.	3.150%	11/15/25	1,560	1,511
	Broadcom Inc.	3.459%	9/15/26	830	802
[3]	Broadcom Inc.	1.950%	2/15/28	520	467
	Broadcom Inc.	4.110%	9/15/28	2,170	2,121
[3]	Cloud Software Group Inc.	6.500%	3/31/29	110	105
	Dell International LLC / EMC Corp.	5.850%	7/15/25	1,970	1,990
	Dell International LLC / EMC Corp.	6.020%	6/15/26	6,530	6,682
	Dell International LLC / EMC Corp.	4.900%	10/1/26	1,500	1,502
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dell International LLC / EMC Corp.	6.100%	7/15/27	310	323
	Dell International LLC / EMC Corp.	5.250%	2/1/28	1,335	1,370
	DXC Technology Co.	1.800%	9/15/26	1,330	1,213
	DXC Technology Co.	2.375%	9/15/28	940	823
[3]	Entegris Escrow Corp.	4.750%	4/15/29	120	116
	Equifax Inc.	2.600%	12/1/24	1,368	1,332
	Equifax Inc.	2.600%	12/15/25	2,125	2,027
	Fidelity National Information Services Inc.	1.150%	3/1/26	570	527
[7]	Fidelity National Information Services Inc.	1.000%	12/3/28	200	199
	Fiserv Inc.	3.200%	7/1/26	1,905	1,834
	Fiserv Inc.	5.450%	3/2/28	1,800	1,855
	Fiserv Inc.	5.375%	8/21/28	1,130	1,163
[3]	Gartner Inc.	4.500%	7/1/28	95	90
	Global Payments Inc.	1.200%	3/1/26	2,677	2,460
	Global Payments Inc.	2.150%	1/15/27	3,230	2,973
[3]	GTCR W-2 Merger Sub LLC	7.500%	1/15/31	25	27
	HP Inc.	2.200%	6/17/25	2,920	2,798
	HP Inc.	3.000%	6/17/27	650	614
	HP Inc.	4.750%	1/15/28	273	273
	Intel Corp.	4.875%	2/10/26	1,992	2,007
	Intel Corp.	3.750%	3/25/27	150	147
	Intel Corp.	3.150%	5/11/27	190	183
	Intel Corp.	3.750%	8/5/27	3,860	3,783
	Intel Corp.	4.875%	2/10/28	2,479	2,520
	International Business Machines Corp.	3.300%	5/15/26	4,565	4,434
	International Business Machines Corp.	4.500%	2/6/28	1,380	1,388
	Juniper Networks Inc.	1.200%	12/10/25	690	639
	NXP BV / NXP Funding LLC	5.350%	3/1/26	520	522
	NXP BV / NXP Funding LLC	5.550%	12/1/28	29	30
	NXP BV / NXP Funding LLC / NXP USA Inc.	2.700%	5/1/25	400	385
	NXP BV / NXP Funding LLC / NXP USA Inc.	4.400%	6/1/27	870	860
	Oracle Corp.	2.500%	4/1/25	4,228	4,095
	Oracle Corp.	2.950%	5/15/25	1,570	1,525
	Oracle Corp.	5.800%	11/10/25	1,330	1,352
	Oracle Corp.	1.650%	3/25/26	5,471	5,101
	Oracle Corp.	2.650%	7/15/26	3,202	3,037
	Oracle Corp.	2.800%	4/1/27	1,300	1,226
	Oracle Corp.	3.250%	11/15/27	1,150	1,092
	Oracle Corp.	2.300%	3/25/28	450	410
	Oracle Corp.	4.500%	5/6/28	2,360	2,361
	PayPal Holdings Inc.	3.900%	6/1/27	410	404
	Qorvo Inc.	1.750%	12/15/24	440	422
	QUALCOMM Inc.	3.250%	5/20/27	1,107	1,072
	Roper Technologies Inc.	3.800%	12/15/26	366	358
	S&P Global Inc.	2.450%	3/1/27	2,382	2,246
	Skyworks Solutions Inc.	1.800%	6/1/26	7,875	7,337
[3]	SS&C Technologies Inc.	5.500%	9/30/27	80	79
	Teledyne Technologies Inc.	1.600%	4/1/26	2,650	2,458
	Teledyne Technologies Inc.	2.250%	4/1/28	702	636
	Texas Instruments Inc.	2.900%	11/3/27	1,765	1,685
	Verisk Analytics Inc.	4.000%	6/15/25	3,080	3,040
	VMware LLC	4.500%	5/15/25	4,929	4,882
	VMware LLC	1.400%	8/15/26	3,265	2,985
	VMware LLC	3.900%	8/21/27	635	617
	VMware LLC	1.800%	8/15/28	2,860	2,510
	Western Digital Corp.	2.850%	2/1/29	150	129
	Workday Inc.	3.500%	4/1/27	1,350	1,305
					110,909
Utilities (5.8%)
	AEP Transmission Co. LLC	3.100%	12/1/26	580	557
	AES Corp.	5.450%	6/1/28	1,080	1,097

20

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,10]	AGI Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.000%	5.139%	1/8/26	500	339
	Alabama Power Co.	3.750%	9/1/27	1,900	1,860
	Ameren Corp.	3.650%	2/15/26	260	252
	Ameren Corp.	5.700%	12/1/26	3,980	4,072
	Ameren Corp.	1.950%	3/15/27	1,075	985
	Ameren Corp.	1.750%	3/15/28	690	610
	Ameren Corp.	5.000%	1/15/29	4,990	5,019
	American Electric Power Co. Inc.	5.699%	8/15/25	1,130	1,138
	American Electric Power Co. Inc.	1.000%	11/1/25	325	302
	American Electric Power Co. Inc.	5.750%	11/1/27	916	948
	American Electric Power Co. Inc.	5.200%	1/15/29	1,130	1,147
[7]	Amprion GmbH	3.450%	9/22/27	400	446
[7]	Amprion GmbH	3.875%	9/7/28	200	228
[10]	Ausgrid Finance Pty Ltd.	1.814%	2/5/27	920	568
[5,10]	Australian Gas Networks Ltd., 3M Australian Bank Bill Rate + 0.400%	4.755%	7/1/24	500	339
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	590	583
[8]	Cadent Finance plc	2.125%	9/22/28	200	229
[3]	Calpine Corp.	5.125%	3/15/28	100	96
	CenterPoint Energy Houston Electric LLC	5.200%	10/1/28	800	825
	CenterPoint Energy Inc.	1.450%	6/1/26	2,010	1,851
	CenterPoint Energy Inc.	5.250%	8/10/26	1,740	1,756
	CenterPoint Energy Resources Corp.	5.250%	3/1/28	360	369
	Consumers Energy Co.	4.650%	3/1/28	2,550	2,564
[10]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	240	161
	Dominion Energy Inc.	3.300%	3/15/25	1,540	1,504
	Dominion Energy Inc.	1.450%	4/15/26	1,188	1,101
	Dominion Energy Inc.	2.850%	8/15/26	500	471
	DTE Energy Co.	1.050%	6/1/25	1,475	1,390
	DTE Energy Co.	2.850%	10/1/26	1,540	1,456
	DTE Energy Co.	4.875%	6/1/28	800	807
	Duke Energy Corp.	0.900%	9/15/25	1,435	1,338
	Duke Energy Corp.	5.000%	12/8/25	870	873
	Duke Energy Corp.	2.650%	9/1/26	709	673
	Duke Energy Corp.	5.000%	12/8/27	700	708
	Duke Energy Corp.	4.300%	3/15/28	1,095	1,079
[3]	East Ohio Gas Co.	1.300%	6/15/25	285	270
[3]	Electricite de France SA	5.700%	5/23/28	310	320
[3]	Electricite de France SA	4.500%	9/21/28	200	197
[7]	Elia Transmission Belgium SA	3.000%	4/7/29	200	218
[7]	Enel Finance International NV	0.000%	6/17/27	1,300	1,293
[7]	Energias de Portugal SA	2.875%	6/1/26	300	328
	Entergy Arkansas LLC	3.500%	4/1/26	690	671
	Entergy Corp.	0.900%	9/15/25	1,760	1,639
	Entergy Corp.	2.950%	9/1/26	3,470	3,297
	Entergy Corp.	1.900%	6/15/28	430	381
	Entergy Louisiana LLC	2.400%	10/1/26	1,200	1,124
	Evergy Kansas Central Inc.	2.550%	7/1/26	647	613
	Eversource Energy	0.800%	8/15/25	405	377
	Eversource Energy	4.750%	5/15/26	1,400	1,393
	Eversource Energy	1.400%	8/15/26	710	648
	Eversource Energy	2.900%	3/1/27	1,635	1,548
	Eversource Energy	4.600%	7/1/27	1,100	1,092
	Eversource Energy	5.450%	3/1/28	1,670	1,718
	Exelon Corp.	3.950%	6/15/25	715	703
	Exelon Corp.	3.400%	4/15/26	500	484
	Exelon Corp.	2.750%	3/15/27	1,363	1,284
	Exelon Corp.	5.150%	3/15/28	2,700	2,740
	FirstEnergy Corp.	2.050%	3/1/25	165	159
	FirstEnergy Corp.	1.600%	1/15/26	370	344
	FirstEnergy Corp.	4.150%	7/15/27	115	111
	Georgia Power Co.	4.650%	5/16/28	3,490	3,518
	ITC Holdings Corp.	3.250%	6/30/26	300	289
[3]	ITC Holdings Corp.	4.950%	9/22/27	690	693
	ITC Holdings Corp.	3.350%	11/15/27	880	836
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Metropolitan Edison Co.	5.200%	4/1/28	540	544
[3]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	350	338
	National Fuel Gas Co.	5.500%	1/15/26	295	295
	National Fuel Gas Co.	5.500%	10/1/26	725	728
[7]	National Grid Electricity Distribution East Midlands plc	3.530%	9/20/28	700	784
[8]	National Grid Electricity Distribution plc	3.500%	10/16/26	132	163
	National Grid plc	5.602%	6/12/28	1,020	1,052
	National Rural Utilities Cooperative Finance Corp.	1.875%	2/7/25	520	502
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	417	400
[10]	Network Finance Co. Pty. Ltd.	2.579%	10/3/28	1,270	768
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	940	950
	NextEra Energy Capital Holdings Inc.	1.875%	1/15/27	870	800
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	1,000	999
[3]	NextEra Energy Operating Partners LP	4.250%	7/15/24	121	120
[3]	NextEra Energy Operating Partners LP	3.875%	10/15/26	5	5
	NiSource Inc.	5.250%	3/30/28	1,330	1,358
	NRG Energy Inc.	6.625%	1/15/27	47	47
	NSTAR Electric Co.	3.250%	11/15/25	290	281
	NSTAR Electric Co.	3.200%	5/15/27	1,375	1,328
	NTPC Ltd.	4.375%	11/26/24	200	198
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	292	272
[3]	Oncor Electric Delivery Co. LLC	4.300%	5/15/28	1,790	1,768
	Pacific Gas and Electric Co.	3.500%	6/15/25	515	500
	Pacific Gas and Electric Co.	3.450%	7/1/25	475	460
	Pacific Gas and Electric Co.	3.150%	1/1/26	4,112	3,939
	Pacific Gas and Electric Co.	2.100%	8/1/27	586	528
	PacifiCorp	3.350%	7/1/25	600	584
[3]	Pennsylvania Electric Co.	5.150%	3/30/26	290	289
	PG&E Recovery Funding LLC	5.045%	7/15/34	815	821
	Public Service Enterprise Group Inc.	0.800%	8/15/25	1,647	1,539
	Public Service Enterprise Group Inc.	5.850%	11/15/27	2,440	2,541
	Public Service Enterprise Group Inc.	5.875%	10/15/28	1,310	1,375
	Puget Energy Inc.	3.650%	5/15/25	443	432
[3]	Rayburn Country Securitization LLC	2.307%	12/1/32	262	238
	Sempra	3.300%	4/1/25	1,040	1,014
	Southern California Edison Co.	3.700%	8/1/25	400	392
	Southern California Edison Co.	1.200%	2/1/26	200	186
	Southern California Edison Co.	5.300%	3/1/28	760	781
	Southern California Edison Co.	5.650%	10/1/28	830	865
	Southern California Gas Co.	2.600%	6/15/26	680	649
	Southern California Gas Co.	2.950%	4/15/27	825	782
	Southern Co.	5.150%	10/6/25	530	532
	Southern Co.	3.250%	7/1/26	350	338
	Southern Co.	5.113%	8/1/27	1,500	1,521
	Southern Co.	1.750%	3/15/28	30	27
	Southern Co.	4.850%	6/15/28	2,060	2,075
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	150	144
	Southern Power Co.	0.900%	1/15/26	300	277
	Southwestern Electric Power Co.	1.650%	3/15/26	1,230	1,146
	Southwestern Electric Power Co.	4.100%	9/15/28	640	619
	Union Electric Co.	2.950%	6/15/27	535	510
[10]	United Energy Distribution Pty Ltd.	3.850%	10/23/24	270	182
[10]	Victoria Power Networks Finance Pty. Ltd.	2.132%	4/21/28	600	358
	Virginia Electric and Power Co.	3.100%	5/15/25	300	293
	Virginia Electric and Power Co.	3.150%	1/15/26	680	659

21

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Virginia Electric and Power Co.	2.950%	11/15/26	1,630	1,557
	Virginia Electric and Power Co.	3.500%	3/15/27	800	773
	Virginia Electric and Power Co.	3.750%	5/15/27	800	782
	Virginia Electric and Power Co.	3.800%	4/1/28	540	524
[3]	Vistra Operations Co. LLC	5.500%	9/1/26	220	219
	WEC Energy Group Inc.	5.000%	9/27/25	920	919
	WEC Energy Group Inc.	4.750%	1/9/26	4,890	4,871
	WEC Energy Group Inc.	5.150%	10/1/27	1,045	1,061
	WEC Energy Group Inc.	4.750%	1/15/28	3,020	3,021
	Wisconsin Public Service Corp.	5.350%	11/10/25	1,000	1,009
	Xcel Energy Inc.	3.350%	12/1/26	735	708
	Xcel Energy Inc.	1.750%	3/15/27	1,175	1,072
	Xcel Energy Inc.	4.000%	6/15/28	1,320	1,288
					126,129
Total Corporate Bonds (Cost $1,815,287)					1,787,244
Floating Rate Loan Interests (0.3%)
[5]	American Airlines Inc. Term Loan, TSFR3M + 4.750%	10.427%	4/20/28	135	138
[5]	Asurion LLC Term Loan B-11, TSFR1M + 4.250%	9.706%	8/19/28	75	75
[5]	Bausch & Lomb Corp. Term Loan, TSFR3M + 3.250%	8.710%	5/10/27	155	153
[5]	Belron Finance US LLC Term Loan, TSFR3M + 2.500%	7.995%	4/18/29	10	10
[5,13]	Central Parent Inc.	—%	7/6/29	105	105
[5]	Chemours Co. Term Loan B, TSFR1M + 2.500%	7.856%	8/18/28	210	209
[5]	Clarios Global LP Incremental Term Loan, TSFR1M + 3.750%	9.106%	5/6/30	90	90
[5]	Cloud Software Group Inc. Term Loan B, TSFR3M + 4.500%	9.990%	3/30/29	100	98
[5]	DaVita Inc. Term Loan B, TSFR1M +1.750%	7.183%	8/12/26	87	87
[5,13]	GTCR W Merger Sub LLC	—%	9/20/30	35	35
[5]	McAfee LLC Term Loan B, TSFR1M + 3.750%	9.193%	3/1/29	39	39
[5]	Medline Borrower LP Term Loan B, TSFR1M + 3.000%	8.470%	10/23/28	44	44
[5]	Mileage Plus Holdings LLC Term Loan B, TSFR3M + 5.250%	10.770%	6/21/27	96	99
[5]	NCR Atleos LLC Term Loan B, TSFR1M + 4.750%	10.206%	3/27/29	50	50
[5]	Oracle Corp. Term Loan A-1, TSFR1M + 1.600%	7.020%	8/16/27	5,000	4,969
[5]	Setanta Aircraft Leasing DAC Term Loan B, TSFR3M + 2.000%	7.652%	11/5/28	1,045	1,048
[5]	SkyMiles IP Ltd. Term Loan B, TSFR3M + 3.750%	9.166%	10/20/27	127	130
[5]	Star Parent Inc. Term Loan B, TSFR3M + 4.000%	9.348%	9/27/30	105	104
[5]	Wyndham Hotels & Resorts Inc. Term Loan B, TSFR1M + 2.250%	7.666%	5/24/30	43	43
Total Floating Rate Loan Interests (Cost $7,510)					7,526
Sovereign Bonds (1.1%)
[3]	Airport Authority Hong Kong	4.875%	1/12/26	1,055	1,060
	Banque Ouest Africaine de Developpement	5.000%	7/27/27	230	215
	Corp. Andina de Fomento	1.250%	10/26/24	1,981	1,916
	Corp. Andina de Fomento	4.750%	4/1/26	704	699
[3]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	50	44
	Dominican Republic	6.875%	1/29/26	342	349
	Dominican Republic	6.000%	7/19/28	187	188
	Dominican Republic	5.500%	2/22/29	475	466
	Federative Republic of Brazil	8.750%	2/4/25	629	658
	Fondo MIVIVIENDA SA	4.625%	4/12/27	239	233
[7]	Kingdom of Morocco	1.375%	3/30/26	796	828
[3]	Korea Electric Power Corp.	5.375%	7/31/26	1,480	1,497
	Korea National Oil Corp.	0.875%	10/5/25	600	559
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
		Magyar Export-Import Bank Zrt	6.125%	12/4/27	600	612
[7,14]		MFB Magyar Fejlesztesi Bank Zrt	1.375%	6/24/25	541	570
[7]		Republic of Chile	0.100%	1/26/27	570	571
[7]		Republic of Hungary	1.125%	4/28/26	1,000	1,038
[7]		Republic of Korea	0.000%	10/15/26	257	260
		Republic of Panama	3.750%	3/16/25	1,362	1,323
		Republic of Paraguay	5.000%	4/15/26	200	198
		Republic of Peru	7.350%	7/21/25	642	663
		Republic of Peru	2.844%	6/20/30	1,325	1,176
		Republic of Peru	2.783%	1/23/31	1,098	956
[7]		Republic of Serbia	3.125%	5/15/27	729	768
		Republic of Uzbekistan	4.750%	2/20/24	260	259
[7]		Romania	2.750%	2/26/26	311	336
[3]		Romania	5.250%	11/25/27	733	728
		Romania	5.250%	11/25/27	302	301
[7]		Romania	6.625%	9/27/29	285	336
[7]		Romania	2.500%	2/8/30	196	187
[7]		Romania	1.750%	7/13/30	120	107
		Sharjah Sukuk Program Ltd.	3.854%	4/3/26	769	746
[7]		State of Israel	1.500%	1/16/29	600	587
		Sultanate of Oman	4.750%	6/15/26	600	593
		United Mexican States	5.400%	2/9/28	1,920	1,967
		United Mexican States	2.659%	5/24/31	600	507
Total Sovereign Bonds (Cost $24,131)						23,501
Taxable Municipal Bonds (0.1%)
[15]		New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	425	459
		New York Transportation Development Corp. Miscellaneous Revenue	4.248%	9/1/35	135	132
		State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	815	738
Total Taxable Municipal Bonds (Cost $1,371)						1,329
					Shares
Temporary Cash Investments (1.9%)
Money Market Fund (1.9%)
[16]		Vanguard Market Liquidity Fund (Cost $39,959)	5.435%		399,644	39,956
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
	5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/20/24	0.700%	23,880	19
	5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/20/24	0.700%	23,870	18
	5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/17/24	0.600%	47,750	108

22

Short-Term Investment-Grade Portfolio
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/17/24	0.600%	51,600	117
Total Options Purchased (Cost $359)					262
Total Investments (98.9%) (Cost $2,183,704)					2,154,556
Other Assets and Liabilities—Net (1.1%)					25,015
Net Assets (100%)					2,179,571
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $284,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $836,000 have been segregated as initial margin for open futures contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate value was $115,448,000, representing 5.3% of net assets.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7	Face amount denominated in euro.
8	Face amount denominated in British pounds.
9	Guaranteed by the Republic of Azerbaijan.
10	Face amount denominated in Australian dollars.
11	Non-income-producing security—security in default.
12	Security value determined using significant unobservable inputs.
13	Represents an unsettled loan as of December 31, 2023. The coupon rate is not known until the settlement date.
14	Guaranteed by the Republic of Hungary.
15	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
DAC—Designated Activity Company.
GSI—Goldman Sachs International.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
TSFR6M—CME Term Secured Overnight Financing Rate 6-Month.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2024	201	41,389	113
5-Year U.S. Treasury Note	March 2024	99	10,769	1
Euro-Schatz	March 2024	5	588	3
				117
23

Short-Term Investment-Grade Portfolio
Futures Contracts (continued)
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2024	(43)	(4,854)	(100)
10-Year Japanese Government Bond	March 2024	(14)	(14,567)	(25)
AUD 3-Year Treasury Bond	March 2024	(38)	(2,767)	(25)
Euro-Bobl	March 2024	(139)	(18,303)	(248)
Euro-Bund	March 2024	(1)	(151)	(4)
Long Gilt	March 2024	(13)	(1,701)	(111)
Long U.S. Treasury Bond	March 2024	(2)	(250)	(18)
Ultra 10-Year U.S. Treasury Note	March 2024	(3)	(354)	(15)
				(546)
				(429)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
Toronto-Dominion Bank	1/30/24	USD	9,777	AUD	14,551	—	(149)
Morgan Stanley Capital Services Inc.	1/30/24	USD	15,586	EUR	14,219	—	(131)
Deutsche Bank AG	1/30/24	USD	12,200	EUR	11,121	—	(93)
BNP Paribas	1/30/24	USD	879	EUR	800	—	(5)
Citibank, N.A.	1/30/24	USD	108	EUR	99	—	(1)
State Street Bank & Trust Co.	1/30/24	USD	76	EUR	68	—	—
State Street Bank & Trust Co.	1/30/24	USD	70	EUR	64	—	(1)
Royal Bank of Canada	1/30/24	USD	6,995	GBP	5,484	3	—
State Street Bank & Trust Co.	1/30/24	USD	446	JPY	62,848	—	(2)
						3	(382)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Ally Financial Inc./Baa3	12/23/25	GSI	100	1.000	(1)	—	—	(1)
American Express Co./A2	12/23/25	GSI	100	1.000	1	1	—	—
American International Group Inc./Baa2	12/23/25	GSI	100	1.000	2	1	1	—
Boeing Co./Baa2	6/21/24	GSI	635	1.000	2	1	1	—
Boeing Co./Baa2	12/23/25	GSI	100	1.000	2	—	2	—
Chubb INA Holdings Inc./A3	12/23/25	GSI	100	1.000	2	2	—	—
Comcast Corp./A3	12/23/25	GSI	100	1.000	1	1	—	—
CVS Health Corp./Baa2	12/23/25	GSI	100	1.000	2	1	1	—
Dominion Energy Inc./Baa2	12/23/25	GSI	100	1.000	1	1	—	—
24

Short-Term Investment-Grade Portfolio
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Dow Chemical Co./Baa1	12/23/25	GSI	100	1.000	2	1	1	—
Enbridge Inc./Baa1	12/23/25	GSI	100	1.000	1	1	—	—
General Electric Co./Baa1	12/23/25	GSI	100	1.000	1	—	1	—
General Motors Co./Baa3	12/23/25	GSI	100	1.000	1	—	1	—
International Business Machines Corp./A3	12/23/25	GSI	100	1.000	1	1	—	—
Kroger Co./Baa1	12/23/25	GSI	100	1.000	2	1	1	—
Lincoln National Corp./Baa2	12/23/25	GSI	100	1.000	—	1	—	(1)
Lowe's Cos. Inc./Baa1	12/23/25	GSI	100	1.000	1	1	—	—
Marathon Petroleum Corp./Baa2	12/23/25	GSI	100	1.000	1	—	1	—
Marsh & McLennan Cos. Inc./A3	12/23/25	GSI	100	1.000	1	1	—	—
Metlife Inc./A3	12/23/25	GSI	100	1.000	1	1	—	—
Mondelez International Inc./Baa1	12/23/25	GSI	100	1.000	2	1	1	—
People’s Republic of China/A1	6/21/24	GSI	295	1.000	2	1	1	—
Prudential Financial Inc./A3	12/23/25	GSI	100	1.000	1	1	—	—
Simon Property Group LP/A3	12/23/25	GSI	100	1.000	2	1	1	—
UnitedHealth Group Inc./A3	12/23/25	GSI	100	1.000	1	1	—	—
Verizon Communications Inc./Baa1	12/23/25	GSI	100	1.000	1	1	—	—
					33	22	13	(2)

Credit Protection Purchased
Boeing Co.	12/21/24	JPMC	310	(1.000)	(3)	5	—	(8)
					30	27	13	(10)
1	Periodic premium received/paid quarterly.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date[1]	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
5/31/28	3/1/24	11,100	3.516[2]	(0.000)[3]	14	14
1	Forward interest rate swap. In a forward interest rate swap, the portfolio and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Interest payment received/paid quarterly.
3	Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/paid annually.

See accompanying Notes, which are an integral part of the Financial Statements.
25

Short-Term Investment-Grade Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,143,745)	2,114,600
Affiliated Issuers (Cost $39,959)	39,956
Total Investments in Securities	2,154,556
Investment in Vanguard	72
Cash	446
Foreign Currency, at Value (Cost $461)	464
Receivables for Investment Securities Sold	7,323
Receivables for Accrued Income	20,959
Receivables for Capital Shares Issued	406
Swap Premiums Paid	27
Variation Margin Receivable—Futures Contracts	107
Variation Margin Receivable—Centrally Cleared Swap Contracts	4
Unrealized Appreciation—Forward Currency Contracts	3
Unrealized Appreciation—Over-the-Counter Swap Contracts	13
Total Assets	2,184,380
Liabilities
Payables for Investment Securities Purchased	1,328
Payables for Capital Shares Redeemed	2,954
Payables to Vanguard	135
Unrealized Depreciation—Forward Currency Contracts	382
Unrealized Depreciation—Over-the-Counter Swap Contracts	10
Total Liabilities	4,809
Net Assets	2,179,571
At December 31, 2023, net assets consisted of:

Paid-in Capital	2,229,160
Total Distributable Earnings (Loss)	(49,589)
Net Assets	2,179,571

Net Assets
Applicable to 211,374,246 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,179,571
Net Asset Value Per Share	$10.31

See accompanying Notes, which are an integral part of the Financial Statements.
26

Short-Term Investment-Grade Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Interest[1]	77,733
Total Income	77,733
Expenses
The Vanguard Group—Note B
Investment Advisory Services	234
Management and Administrative	2,505
Marketing and Distribution	159
Custodian Fees	87
Auditing Fees	38
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Other Expenses	17
Total Expenses	3,062
Expenses Paid Indirectly	(12)
Net Expenses	3,050
Net Investment Income	74,683
Realized Net Gain (Loss)
Investment Securities Sold[1]	(46,664)
Futures Contracts	883
Options Purchased	(358)
Swap Contracts	1,535
Forward Currency Contracts	(336)
Foreign Currencies	(216)
Realized Net Gain (Loss)	(45,156)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	101,280
Futures Contracts	(1,106)
Options Purchased	241
Swap Contracts	(65)
Forward Currency Contracts	(85)
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	100,266
Net Increase (Decrease) in Net Assets Resulting from Operations	129,793
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $582,000, ($2,000), less than $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,683	44,011
Realized Net Gain (Loss)	(45,156)	(48,466)
Change in Unrealized Appreciation (Depreciation)	100,266	(127,566)
Net Increase (Decrease) in Net Assets Resulting from Operations	129,793	(132,021)
Distributions
Total Distributions	(45,828)	(52,370)
Capital Share Transactions
Issued	393,407	556,971
Issued in Lieu of Cash Distributions	45,828	52,370
Redeemed	(498,753)	(557,470)
Net Increase (Decrease) from Capital Share Transactions	(59,518)	51,871
Total Increase (Decrease)	24,447	(132,520)
Net Assets
Beginning of Period	2,155,124	2,287,644
End of Period	2,179,571	2,155,124

See accompanying Notes, which are an integral part of the Financial Statements.
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Short-Term Investment-Grade Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.92	$10.78	$11.12	$10.84	$10.54
Investment Operations
Net Investment Income[1]	.342	.202	.166	.238	.302
Net Realized and Unrealized Gain (Loss) on Investments	.259	(.815)	(.216)	.336	.287
Total from Investment Operations	.601	(.613)	(.050)	.574	.589
Distributions
Dividends from Net Investment Income	(.211)	(.167)	(.233)	(.294)	(.289)
Distributions from Realized Capital Gains	—	(.080)	(.057)	—	—
Total Distributions	(.211)	(.247)	(.290)	(.294)	(.289)
Net Asset Value, End of Period	$10.31	$9.92	$10.78	$11.12	$10.84
Total Return	6.16%	-5.72%	-0.45%	5.49%	5.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,180	$2,155	$2,288	$2,234	$1,907
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%[2]	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	3.43%	2.00%	1.52%	2.18%	2.83%
Portfolio Turnover Rate[3]	99%	86%	78%	89%	67%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 5%, 10%, 5%, 7%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
28

Short-Term Investment-Grade Portfolio
Notes to Financial Statements
The Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate.
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Short-Term Investment-Grade Portfolio
Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the portfolio to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The portfolio’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The portfolio may also invest in loan commitments, which are contractual obligations for a future funding. The portfolio may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The portfolio invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The portfolio enters into swaptions to adjust the portfolio’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The portfolio may purchase a swaption from a counterparty whereby the portfolio has the right to enter into a swap in which the portfolio will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The portfolio may also sell a swaption to a counterparty whereby the portfolio grants the counterparty the right to enter into a swap in which the portfolio will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the portfolio in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains(losses) are recognized.
During the year ended December 31, 2023, the portfolio’s average value of investments in swaptions purchased and swaptions written represented less than 1% and 0% of net assets, respectively, based on the average market values at each quarter-end during the period.
7. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of
30

Short-Term Investment-Grade Portfolio
an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented 4% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2023, the portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
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Short-Term Investment-Grade Portfolio
The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The portfolio enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended December 31, 2023, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
11. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Short-Term Investment-Grade Portfolio
12. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $72,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2023, custodian fee offset arrangements reduced the portfolio’s expenses by $12,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
33

Short-Term Investment-Grade Portfolio
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	246,740	—	246,740
Asset-Backed/Commercial Mortgage-Backed Securities	—	47,998	—	47,998
Corporate Bonds	—	1,787,244	—	1,787,244
Floating Rate Loan Interests	—	7,526	—	7,526
Sovereign Bonds	—	23,501	—	23,501
Taxable Municipal Bonds	—	1,329	—	1,329
Temporary Cash Investments	39,956	—	—	39,956
Options Purchased	—	262	—	262
Total	39,956	2,114,600	—	2,154,556
Derivative Financial Instruments
Assets
Futures Contracts[1]	117	—	—	117
Forward Currency Contracts	—	3	—	3
Swap Contracts	14[1]	13	—	27
Total	131	16	—	147
Liabilities
Futures Contracts[1]	546	—	—	546
Forward Currency Contracts	—	382	—	382
Swap Contracts	—	10	—	10
Total	546	392	—	938
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At December 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	262	262
Swap Premiums Paid	—	—	27	27
Unrealized Appreciation—Futures Contracts[1]	117	—	—	117
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	14	—	—	14
Unrealized Appreciation—Forward Currency Contracts	—	3	—	3
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	13	13
Total Assets	131	3	302	436

Unrealized Depreciation—Futures Contracts[1]	546	—	—	546
Unrealized Depreciation—Forward Currency Contracts	—	382	—	382
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	10	10
Total Liabilities	546	382	10	938
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
34

Short-Term Investment-Grade Portfolio
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	883	—	—	883
Options Purchased	(337)	—	(21)	(358)
Swap Contracts	—	—	1,535	1,535
Forward Currency Contracts	—	(336)	—	(336)
Realized Net Gain (Loss) on Derivatives	546	(336)	1,514	1,724
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,106)	—	—	(1,106)
Options Purchased	338	—	(97)	241
Swap Contracts	14	—	(79)	(65)
Forward Currency Contracts	—	(85)	—	(85)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(754)	(85)	(176)	(1,015)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	73,865
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(28,426)
Capital Loss Carryforwards	(95,028)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(49,589)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	45,828	35,540
Long-Term Capital Gains	—	16,830
Total	45,828	52,370
*	Includes short-term capital gains, if any.
35

Short-Term Investment-Grade Portfolio
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,183,026
Gross Unrealized Appreciation	21,715
Gross Unrealized Depreciation	(50,141)
Net Unrealized Appreciation (Depreciation)	(28,426)
G.	During the year ended December 31, 2023, the portfolio purchased $978,460,000 of investment securities and sold $980,396,000 of investment securities, other than U.S. government securities andtemporary cash investments. Purchases and sales of U.S. government securities were $1,168,435,000 and $1,287,267,000, respectively.
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	39,448	55,015
Issued in Lieu of Cash Distributions	4,648	5,190
Redeemed	(49,951)	(55,107)
Net Increase (Decrease) in Shares Outstanding	(5,855)	5,098
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 35% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
36

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Short-Term Investment-Grade Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
37

Tax information (unaudited)
The portfolio hereby designates $11,006,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
38

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg U.S. 1–5 Year Credit Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Short-Term Investment-Grade Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Short-Term Investment-Grade Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Short-Term Investment-Grade Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg U.S. 1–5 Year Credit Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Short-Term Investment-Grade Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Short-Term Investment-Grade Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Investment-Grade Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Short-Term Investment-Grade Portfolio customers, in connection with the administration, marketing or trading of the Short-Term Investment-Grade Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE SHORT-TERM INVESTMENT-GRADE PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE SHORT-TERM INVESTMENT-GRADE PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
39

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2024 The Vanguard Group, Inc.
All rights reserved.
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Q690ST 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Small Company Growth Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	5
Performance Summary	6
Financial Statements	8
Trustees Approve Advisory Arrangement	22
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered robust returns for the 12 months ended December 31, 2023. The Small Company Growth Portfolio of the Vanguard Variable Insurance Funds returned 19.65% for the period. It outperformed its benchmark, the Russell 2500 Growth Index, which returned 18.93%.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	The portfolio’s positions in energy, industrials, materials, and utilities helped results the most. Underweight allocations to communication services and information technology as well as selection in consumer discretionary detracted the most.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

Advisors’ Report
The Small Company Growth Portfolio returned 19.65% for the 12 months ended December 31, 2023. It outperformed the 18.93% return of its benchmark, the Russell 2500 Growth Index.
The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 12, 2024.
Vanguard Quantitative Equity Group
Portfolio Manager:
Cesar Orosco, CFA,
Head of Alpha Equity Investments
The investment environment
Despite recession fears, a regional banking crisis earlier in 2023, and war breaking out in the Middle East and continuing in Ukraine, U.S. stocks returned 25.96% for the 12 months ended December 31, as measured by the Russell 3000 Index, with large technology stocks leading the way. Stocks outside the U.S. returned 15.82%, as measured by the FTSE All-World ex US Index.
Investors shook off concerns as inflation fell, central banks slowed and eventually halted interest rate hikes, consumer spending remained strong, and the unemployment rate hit its lowest level in decades. Rising bond yields sparked a period of stock market volatility in the fall, but stocks rebounded toward year-end when yields fell.
The broad U.S. bond market returned 5.60% for the 12 months, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index. Non-U.S. bonds, as measured by the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), rose 8.75%.
Investment objective and strategy
Although our portion of the portfolio’s overall performance was affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. These include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation. We also evaluate companies based on a defensive signal that assesses heavily shorted stocks, as this can signal concerns over future company prospects.
Using these six themes, we generate an expected return, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).
After extensive research, we enhanced our stock-selection model in February 2023 with an artificial-intelligence-driven component applied to each of our six themes. This AI approach relies on a proprietary deep-neural net architecture developed in-house to preserve the fundamentals-driven approach we espouse, while making our selection process sensitive to changing economic and market conditions.
The AI forecasts are blended with our traditional scores to generate an ensemble of daily stock rankings. We then follow our standard approach of monitoring the portfolio based on those rankings and adjust when appropriate. In addition, to properly assess the decisions of the model, we developed a suite of AI interpretability tools that allow us to understand the drivers of the stock scores.
Our successes and shortfalls
Over the 12 months, all six of our submodels added to performance. Returns outpaced the benchmark in eight of 11 industry sectors, with energy, information technology, and industrials producing the strongest results. Financials, real estate, and health care were the only sectors that detracted from relative performance.
Our positions in energy benefited from strong selection in oil, gas, and consumable fuels companies. Strong selection in electric equipment instrument companies within IT also helped. These successes were somewhat held back by selection in pharmaceuticals in the health care sector.
At the individual stock level, overweight allocations to IT companies Elastic NV, Jabil, and Axcelis Technologies, as well as to e.l.f. Beauty in consumer staples and Modine Manufacturing in consumer discretionary, produced the best results. Overweight allocations to IT companies CommScope Holding and Maxeon Solar Technologies and health care companies Sangamo Therapeutics and Nevro, as well as an underweight to APA in energy, detracted the most.
We continue to believe that a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive valuations and value characteristics.
2

ArrowMark Partners
Portfolio Managers:
Chad Meade, Partner
Brian Schaub, CFA, Partner
Investment environment
Amid indications that the Federal Reserve’s aggressive rate-hike campaign was effectively cooling inflation without upending the U.S. economy, investors bid stocks higher over the 12 months ended December 31. Both consumer and producer price inflation decelerated considerably during the period—to the point where central bank policymakers unanimously agreed to stand pat in June on their key lending rate. While the pause in June was followed by one more 25-basis-point rate hike in July, that pause capped a run of 10 straight rate hikes dating back to March 2022. (A basis point is one hundredth of a percentage point.)
Investment objective
Our investment process prioritizes the management of risk over the opportunity for return, and our goal is to build an enduring portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and provide 100% upside participation during market recoveries.
Portfolio results
ACV Auctions contributed to the portfolio’s performance for the period. The company operates a digital wholesale auction marketplace to facilitate business-to-business used-car sales between sellers and dealers. It has disrupted the traditional physical used-car auction marketplace by attracting to its online platform thousands of dealers who are drawn to ACV by its lower auction fees and large buyer base.
Matson, in industrials, also contributed to performance. Matson is a U.S.-based ocean and logistics company with a leading position in Pacific shipping that provides a vital lifeline to Hawaii, Alaska, and Guam, as well as premium and expedited service from China to the United States. Matson's unique terminal assets give it a significant speed advantage over competitors, which has been especially valuable amid supply-chain disruptions.
HealthEquity, a provider of health savings accounts, was another strong contributor. Employers’ increasing adoption of high-deductible health insurance plans has boosted demand for HSAs, which provide consumers with an effective means of saving and paying for health-related expenses. Our investment thesis for HealthEquity is based on our belief that, as the market-leading U.S. provider of HSAs, the company will continue to benefit from rising demand trends.
Clean Harbors, a leading North American hazardous waste treatment, storage, and disposal management company, also contributed to performance. Particularly impressive are the industrial company’s hazardous-waste incinerators, which are nearly impossible to replicate. We also like its oil re-refinery business, which is gaining recognition as a sustainable source of motor oil.
Select holdings in the health care and information technology sectors weighed on returns for the period as QuidelOrtho and Consensus Cloud Solutions both struggled. QuidelOrtho is a global leader in the diagnostics industry. The merger of
Quidel and Ortho Clinical Diagnostics has resulted in a top-10 player in the in-vitro diagnostics industry, combining Quidel’s strong point-of-care platform with Ortho’s blood chemistry and transfusion platform. We believe the new company will be much more consistent in its ability to deliver steady top-line growth at attractive margins to fuel free-cash-flow growth.
Consensus Cloud Solutions offers cloud-based business services to small and midsize businesses; it was spun out of longtime holding J2 Global (now Ziff Davis) in the fourth quarter of 2022. Despite subpar performance over the past 12 months, Consensus has historically enjoyed a high percentage of recurring revenues, low churn, and high margins. We like its ability to perform well even during market downturns, the visibility of its 100% subscription-based model offers, and its recent emphasis on the health care business, which tends to have lower churn and higher average revenue per user.
Another IT holding that held back results was 8x8, a cloud communications provider that offers businesses a unified voice, contact center, video, and chat platform. The company in late 2020 hired a new CEO who has since refocused on market areas where 8x8 has competitive advantages and the potential to earn higher margins. In conjunction with this change in strategy, the company exited low-growth and low-margin product lines, which has led to what we believe is a temporary slowdown in revenue growth.
As always, we will continue to look for companies that can perform in a variety of market conditions and mitigate capital losses.
3

Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity Group	49	730	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
ArrowMark Partners	48	720	The firm uses in-depth fundamental research to uncover companies that, in its opinion, can control their own economic destiny. It starts by identifying businesses with strong competitive advantages in industries with high barriers to entry, then narrows the focus to companies with large potential markets and high-quality business models focused on the future. Finally, considerations are made for potential downside risk, resulting in a diversified portfolio of between 75 and 100 stocks.
Cash Investments	3	51	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
4

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Small Company Growth Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,038.90	$1.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
5

Small Company Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Small Company Growth Portfolio	19.65%	9.98%	7.85%	$21,299
Russell 2500 Growth Index	18.93	11.43	8.78	23,194
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
See Financial Highlights for dividend and capital gains information.
6

Small Company Growth Portfolio
Portfolio Allocation
As of December 31, 2023
Communication Services	5.8%
Consumer Discretionary	11.6
Consumer Staples	2.2
Energy	2.6
Financials	7.7
Health Care	25.2
Industrials	21.6
Information Technology	19.2
Materials	2.6
Real Estate	0.8
Utilities	0.7
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
7

Small Company Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.1%)
Communication Services (5.6%)
*	Ziff Davis Inc.	320,806	21,555
*	Cargurus Inc.	806,210	19,478
*	ZipRecruiter Inc. Class A	884,885	12,300
*	IAC Inc.	186,000	9,743
	Iridium Communications Inc.	223,512	9,200
*	Yelp Inc.	80,912	3,830
*	Playtika Holding Corp.	297,135	2,591
*	Vimeo Inc.	402,040	1,576
*	TripAdvisor Inc.	62,709	1,350
*	ZoomInfo Technologies Inc.	34,876	645
*	Bandwidth Inc. Class A	27,119	392
*	Integral Ad Science Holding Corp.	26,928	387
*	DHI Group Inc.	116,046	301
			83,348
Consumer Discretionary (11.1%)
	Churchill Downs Inc.	135,404	18,270
*	Skechers USA Inc. Class A	178,381	11,120
*	National Vision Holdings Inc.	333,088	6,972
*	Under Armour Inc. Class C	834,052	6,964
*	Sally Beauty Holdings Inc.	505,179	6,709
	Pool Corp.	16,043	6,396
*	Sportradar Holding AG Class A	489,637	5,410
	Toll Brothers Inc.	43,609	4,483
	Murphy USA Inc.	12,036	4,292
*	Deckers Outdoor Corp.	6,103	4,079
	Boyd Gaming Corp.	59,274	3,711
*	Fox Factory Holding Corp.	54,783	3,697
*	Abercrombie & Fitch Co. Class A	41,872	3,694
*	frontdoor Inc.	103,491	3,645
*	Grand Canyon Education Inc.	26,055	3,440
	Texas Roadhouse Inc.	27,499	3,361
*	Floor & Decor Holdings Inc. Class A	29,116	3,248
*	Everi Holdings Inc.	284,920	3,211
	Travel & Leisure Co.	77,981	3,048
*	Green Brick Partners Inc.	58,329	3,030
	Wingstop Inc.	11,796	3,027
	Perdoceo Education Corp.	158,802	2,789
*	Dave & Buster's Entertainment Inc.	50,863	2,739
	Williams-Sonoma Inc.	11,412	2,303
	Buckle Inc.	47,365	2,251
*	MasterCraft Boat Holdings Inc.	97,029	2,197
*	Tri Pointe Homes Inc.	60,725	2,150
	Build-A-Bear Workshop Inc.	89,682	2,062
*	Visteon Corp.	15,165	1,894
*	Modine Manufacturing Co.	30,900	1,845
*	Duolingo Inc.	8,092	1,836
	Tapestry Inc.	49,297	1,815
*	Norwegian Cruise Line Holdings Ltd.	87,046	1,744
*	Stride Inc.	24,261	1,440
	Academy Sports & Outdoors Inc.	21,353	1,409
*	Brinker International Inc.	32,565	1,406
*	Warby Parker Inc. Class A	91,638	1,292
*	Shake Shack Inc. Class A	17,313	1,283
		Shares	Market Value• ($000)
*	Inspired Entertainment Inc.	126,275	1,248
*	Coursera Inc.	59,057	1,144
*	CarParts.com Inc.	348,183	1,100
*	Cavco Industries Inc.	2,993	1,037
*	Urban Outfitters Inc.	28,433	1,015
*	Taylor Morrison Home Corp.	18,673	996
*	Chegg Inc.	84,647	962
*	Carvana Co.	18,054	956
*	SeaWorld Entertainment Inc.	18,089	956
*	Wayfair Inc. Class A	14,709	908
	Monarch Casino & Resort Inc.	11,778	814
	Patrick Industries Inc.	7,526	755
	Dine Brands Global Inc.	14,884	739
	International Game Technology plc	26,796	734
	Wynn Resorts Ltd.	7,834	714
*	Crocs Inc.	7,114	664
*	Hovnanian Enterprises Inc. Class A	4,183	651
	PulteGroup Inc.	6,047	624
	Wolverine World Wide Inc.	67,806	603
*	Valvoline Inc.	15,701	590
	Standard Motor Products Inc.	13,776	548
*	Five Below Inc.	2,454	523
*	PlayAGS Inc.	61,835	521
*	Accel Entertainment Inc.	38,333	394
*	Malibu Boats Inc. Class A	7,161	393
	Upbound Group Inc.	11,164	379
*	Boot Barn Holdings Inc.	4,590	352
*	Solo Brands Inc. Class A	47,142	290
*	Stitch Fix Inc. Class A	75,827	271
*	Skyline Champion Corp.	3,318	246
	Golden Entertainment Inc.	4,166	166
	Carriage Services Inc.	5,587	140
*	Destination XL Group Inc.	30,015	132
*	Stoneridge Inc.	6,110	120
			165,947
Consumer Staples (2.1%)
	Coca-Cola Consolidated Inc.	6,586	6,115
*	BJ's Wholesale Club Holdings Inc.	68,618	4,574
	PriceSmart Inc.	54,010	4,093
*	Simply Good Foods Co.	71,643	2,837
	Energizer Holdings Inc.	88,006	2,788
	Turning Point Brands Inc.	88,498	2,329
*	e.l.f. Beauty Inc.	11,923	1,721
*	Performance Food Group Co.	23,735	1,641
*	USANA Health Sciences Inc.	23,752	1,273
	John B Sanfilippo & Son Inc.	12,296	1,267
	Dole plc	87,380	1,074
	Vector Group Ltd.	58,102	655
	Primo Water Corp.	42,702	643
	Oil-Dri Corp. of America	5,499	369
*	Boston Beer Co. Inc. Class A	1,064	368
*	BellRing Brands Inc.	3,335	185
*	Celsius Holdings Inc.	3,269	178
			32,110
Energy (2.5%)
	Viper Energy Inc.	258,973	8,126
	APA Corp.	182,631	6,553
*	Par Pacific Holdings Inc.	116,129	4,224
		Shares	Market Value• ($000)
	Dorian LPG Ltd.	77,439	3,397
	Diamondback Energy Inc.	21,745	3,372
*	Weatherford International plc	31,482	3,080
*	Oceaneering International Inc.	76,515	1,628
*	US Silica Holdings Inc.	94,857	1,073
	Liberty Energy Inc.	51,832	940
	CONSOL Energy Inc.	7,868	791
	Delek US Holdings Inc.	26,988	696
	SM Energy Co.	16,814	651
*	DMC Global Inc.	33,787	636
	Murphy Oil Corp.	14,644	625
	PBF Energy Inc. Class A	11,210	493
	Equitrans Midstream Corp.	38,568	393
	Solaris Oilfield Infrastructure Inc. Class A	31,801	253
			36,931
Financials (7.3%)
*	Euronet Worldwide Inc.	244,798	24,845
	LPL Financial Holdings Inc.	53,291	12,130
	WisdomTree Inc.	1,249,298	8,658
	Equitable Holdings Inc.	246,860	8,220
*	NMI Holdings Inc. Class A	132,529	3,933
	Virtus Investment Partners Inc.	15,743	3,806
	Everest Group Ltd.	9,247	3,270
*	WEX Inc.	15,873	3,088
	SLM Corp.	152,979	2,925
	FactSet Research Systems Inc.	6,041	2,882
	MarketAxess Holdings Inc.	9,838	2,881
*	StoneCo. Ltd. Class A	132,583	2,391
	Victory Capital Holdings Inc. Class A	68,150	2,347
	Bank of NT Butterfield & Son Ltd.	71,100	2,276
	Lincoln National Corp.	81,616	2,201
*	Skyward Specialty Insurance Group Inc.	62,250	2,109
*	Remitly Global Inc.	99,875	1,940
*	International Money Express Inc.	85,262	1,883
*	Palomar Holdings Inc.	29,749	1,651
	Federated Hermes Inc.	47,131	1,596
*	Fidelis Insurance Holdings Ltd.	97,169	1,231
	Universal Insurance Holdings Inc.	73,334	1,172
	Brightsphere Investment Group Inc.	61,132	1,171
*	AvidXchange Holdings Inc.	93,863	1,163
*	Marqeta Inc. Class A	165,917	1,158
*	Assetmark Financial Holdings Inc.	37,278	1,117
*	PROG Holdings Inc.	32,977	1,019
	XP Inc. Class A	39,043	1,018
	RenaissanceRe Holdings Ltd.	4,814	944
	Westamerica BanCorp	14,031	792
*	Shift4 Payments Inc. Class A	7,527	560
	Brown & Brown Inc.	7,318	520
	Pathward Financial Inc.	8,335	441
	First Citizens BancShares Inc. Class A	287	407
	Kinsale Capital Group Inc.	1,094	366
8

Small Company Growth Portfolio
		Shares	Market Value• ($000)
*	Open Lending Corp. Class A	39,363	335
	Esquire Financial Holdings Inc.	5,093	254
*	Payoneer Global Inc.	45,474	237
*	SiriusPoint Ltd.	19,005	220
*	StoneX Group Inc.	2,898	214
			109,371
Health Care (23.9%)
	STERIS plc	98,295	21,610
*	Merit Medical Systems Inc.	269,583	20,478
*	QuidelOrtho Corp.	216,839	15,981
	Cooper Cos. Inc.	39,961	15,123
*	Doximity Inc. Class A	513,059	14,386
	Bio-Techne Corp.	143,119	11,043
	Teleflex Inc.	38,022	9,480
*	Tandem Diabetes Care Inc.	293,417	8,679
*	Sotera Health Co.	508,188	8,563
*	TransMedics Group Inc.	98,725	7,792
*	HealthEquity Inc.	114,887	7,617
*	Arvinas Inc.	168,393	6,931
*	Certara Inc.	393,289	6,918
*	Halozyme Therapeutics Inc.	174,275	6,441
*	Veracyte Inc.	233,142	6,414
*	Medpace Holdings Inc.	20,559	6,302
*	Nevro Corp.	290,895	6,260
	Bruker Corp.	81,185	5,965
*	Masimo Corp.	50,625	5,934
*	SpringWorks Therapeutics Inc.	157,368	5,744
*	Neurocrine Biosciences Inc.	42,733	5,630
*	Legend Biotech Corp. ADR	92,519	5,567
*	Henry Schein Inc.	68,979	5,222
*	Ionis Pharmaceuticals Inc.	96,841	4,899
*	Align Technology Inc.	17,148	4,699
*	Exelixis Inc.	189,703	4,551
*	Sarepta Therapeutics Inc.	45,395	4,377
	Chemed Corp.	7,181	4,199
*	ACADIA Pharmaceuticals Inc.	133,022	4,165
*	Option Care Health Inc.	121,051	4,078
*	Agios Pharmaceuticals Inc.	182,642	4,067
*	IQVIA Holdings Inc.	16,612	3,844
*	Alkermes plc	134,488	3,731
*	PTC Therapeutics Inc.	133,433	3,677
*	Inspire Medical Systems Inc.	17,968	3,655
*	Axogen Inc.	525,314	3,588
*	Shockwave Medical Inc.	16,773	3,196
*	Omnicell Inc.	83,637	3,147
	HealthStream Inc.	113,171	3,059
*	Penumbra Inc.	12,069	3,036
*	Relay Therapeutics Inc.	269,760	2,970
*	Ultragenyx Pharmaceutical Inc.	56,912	2,722
*	Veeva Systems Inc. Class A	13,567	2,612
*	Ironwood Pharmaceuticals Inc.	223,423	2,556
*	Tenet Healthcare Corp.	32,419	2,450
*	CorVel Corp.	9,260	2,289
*	PetIQ Inc.	109,549	2,164
	iRadimed Corp.	45,306	2,151
*	Charles River Laboratories International Inc.	8,839	2,090
*	Enanta Pharmaceuticals Inc.	221,265	2,082
*	Exact Sciences Corp.	25,763	1,906
*	ANI Pharmaceuticals Inc.	33,191	1,830
*	Jazz Pharmaceuticals plc	13,909	1,711
*	Addus HomeCare Corp.	18,091	1,680
*	Vir Biotechnology Inc.	164,348	1,653
*	Haemonetics Corp.	18,477	1,580
*	Axonics Inc.	23,972	1,492
*	Natera Inc.	22,914	1,435
*	Fate Therapeutics Inc.	375,899	1,406
	Agenus Inc.	1,687,643	1,397
*	Alector Inc.	170,438	1,360
		Shares	Market Value• ($000)
*	DaVita Inc.	12,716	1,332
*	Health Catalyst Inc.	142,289	1,318
*	Apellis Pharmaceuticals Inc.	21,743	1,302
*	Ventyx Biosciences Inc.	512,660	1,266
*	Mersana Therapeutics Inc.	544,456	1,263
*	Avantor Inc.	54,504	1,244
*	Blueprint Medicines Corp.	13,146	1,213
*	Arrowhead Pharmaceuticals Inc.	38,893	1,190
*	Amphastar Pharmaceuticals Inc.	18,959	1,173
*	OptimizeRx Corp.	76,223	1,091
*	Travere Therapeutics Inc.	106,346	956
*	Phreesia Inc.	41,236	955
*	Coherus Biosciences Inc.	279,908	932
*	ADMA Biologics Inc.	201,414	910
*	iRhythm Technologies Inc.	8,199	878
*	Puma Biotechnology Inc.	197,181	854
*,1	Esperion Therapeutics Inc.	282,905	846
*	SI-BONE Inc.	38,825	815
*	Surmodics Inc.	22,379	813
*	Semler Scientific Inc.	17,966	796
*	Deciphera Pharmaceuticals Inc.	48,741	786
*	Y-mAbs Therapeutics Inc.	103,404	705
	LeMaitre Vascular Inc.	12,393	703
*	Karyopharm Therapeutics Inc.	805,283	697
	Select Medical Holdings Corp.	29,076	683
*,1	Novavax Inc.	138,119	663
*	BioCryst Pharmaceuticals Inc.	110,461	662
*	Joint Corp.	67,286	647
*	Lantheus Holdings Inc.	9,947	617
*	AtriCure Inc.	17,158	612
*	Pennant Group Inc.	42,695	594
*	Inmode Ltd.	21,669	482
*	Aclaris Therapeutics Inc.	447,911	470
*	CytomX Therapeutics Inc.	281,383	436
*	Affimed NV	653,577	408
*	Bridgebio Pharma Inc.	10,036	405
*	MacroGenics Inc.	39,825	383
*	Sangamo Therapeutics Inc.	703,310	382
*	NanoString Technologies Inc.	458,552	343
*	Evolus Inc.	27,496	290
*	Cartesian Therapeutics Inc. (XNMS)	414,811	286
*	Tactile Systems Technology Inc.	17,739	254
*	AdaptHealth Corp.	33,517	244
*	Keros Therapeutics Inc.	6,058	241
*	Organogenesis Holdings Inc.	57,740	236
*	Corcept Therapeutics Inc.	7,071	230
*	Supernus Pharmaceuticals Inc.	7,754	224
*	Pulmonx Corp.	17,333	221
*	Scilex Holding Co. (XNCM)	107,359	219
	Mei Pharma Inc.	36,960	214
*	Sage Therapeutics Inc.	9,836	213
*	Cue Biopharma Inc.	73,927	195
*	Rigel Pharmaceuticals Inc.	133,039	193
*	HilleVax Inc.	11,912	191
*	Aldeyra Therapeutics Inc.	53,009	186
*	Intra-Cellular Therapies Inc.	2,463	176
*	NGM Biopharmaceuticals Inc.	198,498	171
*	Precision BioSciences Inc.	462,172	169
*	Arbutus Biopharma Corp.	65,896	165
*	Viemed Healthcare Inc.	21,005	165
*	Inari Medical Inc.	2,442	159
*	Voyager Therapeutics Inc.	17,869	151
*	Seres Therapeutics Inc.	106,883	150
*	Mineralys Therapeutics Inc.	17,500	150
*	Pediatrix Medical Group Inc.	13,360	124
*	Atara Biotherapeutics Inc.	225,069	115
		Shares	Market Value• ($000)
*	Aquestive Therapeutics Inc.	55,778	113
*	Harpoon Therapeutics Inc.	9,826	112
*	89bio Inc.	9,742	109
*	Mural Oncology plc	13,448	80
*	Prothena Corp. plc	2,060	75
*,2	Cartesian Therapeutics Inc.	414,811	75
*	Gritstone bio Inc.	33,605	69
*	Aadi Bioscience Inc.	10,349	21
			359,395
Industrials (20.5%)
	RB Global Inc. (XTSE)	362,574	24,253
*	Alight Inc. Class A	2,662,075	22,708
	Sensata Technologies Holding plc	588,876	22,124
	Matson Inc.	165,530	18,142
*	ACV Auctions Inc. Class A	1,007,037	15,257
*	Cimpress plc	180,032	14,412
	Applied Industrial Technologies Inc.	78,289	13,520
*	Kirby Corp.	170,423	13,375
*	Generac Holdings Inc.	85,738	11,081
*	Middleby Corp.	42,775	6,295
	Toro Co.	59,448	5,706
	Curtiss-Wright Corp.	25,262	5,628
	EMCOR Group Inc.	24,221	5,218
*	GMS Inc.	60,735	5,006
*	Atkore Inc.	31,063	4,970
*	WillScot Mobile Mini Holdings Corp.	108,922	4,847
	UFP Industries Inc.	38,571	4,843
	Heartland Express Inc.	327,184	4,666
	Watts Water Technologies Inc. Class A	22,376	4,662
	Griffon Corp.	75,765	4,618
*	American Airlines Group Inc.	301,899	4,148
*	Beacon Roofing Supply Inc.	47,040	4,093
	Allison Transmission Holdings Inc.	69,144	4,021
	Apogee Enterprises Inc.	74,120	3,959
*	Paylocity Holding Corp.	22,821	3,762
	AGCO Corp.	30,019	3,645
	H&E Equipment Services Inc.	68,328	3,575
	CSG Systems International Inc.	61,705	3,283
*	ExlService Holdings Inc.	101,820	3,141
	Terex Corp.	50,930	2,926
	Booz Allen Hamilton Holding Corp.	22,839	2,921
*	Axon Enterprise Inc.	11,222	2,899
	Herc Holdings Inc.	19,457	2,897
*	Upwork Inc.	180,206	2,680
*	Legalzoom.com Inc.	205,077	2,317
*	Sterling Infrastructure Inc.	25,263	2,221
	Alamo Group Inc.	10,514	2,210
	Graco Inc.	23,994	2,082
	Comfort Systems USA Inc.	9,992	2,055
	Marten Transport Ltd.	97,632	2,048
*	Huron Consulting Group Inc.	19,028	1,956
*	Janus International Group Inc.	149,195	1,947
*	American Woodmark Corp.	20,921	1,943
	Vertiv Holdings Co. Class A	38,288	1,839
*	Gibraltar Industries Inc.	22,708	1,793
*	JELD-WEN Holding Inc.	93,443	1,764
	Hubbell Inc.	5,309	1,746
*	Masonite International Corp.	19,573	1,657
	Heidrick & Struggles International Inc.	54,251	1,602
	Brink's Co.	16,030	1,410
	Enerpac Tool Group Corp.	45,070	1,401
*	Franklin Covey Co.	27,525	1,198
*	Lyft Inc. Class A	77,547	1,162
	Insperity Inc.	9,852	1,155
	EnerSys	11,325	1,143
9

Small Company Growth Portfolio
		Shares	Market Value• ($000)
*	Liquidity Services Inc.	64,003	1,102
*	ASGN Inc.	11,351	1,092
	Boise Cascade Co.	8,237	1,066
	John Bean Technologies Corp.	10,609	1,055
*	Masterbrand Inc.	69,496	1,032
*	MRC Global Inc.	66,158	728
*	Forrester Research Inc.	27,029	725
	Franklin Electric Co. Inc.	7,413	716
	Avis Budget Group Inc.	3,807	675
	Genpact Ltd.	15,791	548
	Advanced Drainage Systems Inc.	3,802	535
	Universal Logistics Holdings Inc.	16,522	463
*	IES Holdings Inc.	5,324	422
*	Healthcare Services Group Inc.	31,719	329
	Barrett Business Services Inc.	2,499	289
*	Thermon Group Holdings Inc.	7,681	250
	Preformed Line Products Co.	1,679	225
	Lincoln Electric Holdings Inc.	796	173
*	IBEX Holdings Ltd.	9,117	173
*	Asure Software Inc.	17,752	169
*	Commercial Vehicle Group Inc.	23,208	163
*	Titan International Inc.	9,978	148
	Matthews International Corp. Class A	3,941	144
	Hyster-Yale Materials Handling Inc.	1,722	107
			308,259
Information Technology (18.2%)
*	Trimble Inc.	405,943	21,596
*	Okta Inc.	193,922	17,556
*	Dynatrace Inc.	295,928	16,184
*,1	GLOBALFOUNDRIES Inc.	256,204	15,526
*	Smartsheet Inc. Class A	318,872	15,248
*	Tenable Holdings Inc.	299,778	13,808
*	ON Semiconductor Corp.	131,508	10,985
*	Elastic NV	96,356	10,859
*	Manhattan Associates Inc.	35,833	7,716
*	Pure Storage Inc. Class A	187,376	6,682
*	Dropbox Inc. Class A	174,461	5,143
*	MaxLinear Inc.	213,401	5,073
*	N-Able Inc.	380,774	5,045
*	Blackline Inc.	77,108	4,815
*	Wix.com Ltd.	38,878	4,783
*	8x8 Inc.	1,237,086	4,676
	Jabil Inc.	36,472	4,646
*	Cadence Design Systems Inc.	15,079	4,107
*	Consensus Cloud Solutions Inc.	155,142	4,066
*	Super Micro Computer Inc.	14,250	4,051
*	Nutanix Inc. Class A	81,472	3,885
*	BigCommerce Holdings Inc. Series 1	398,977	3,882
*	CommVault Systems Inc.	47,338	3,780
*	SMART Global Holdings Inc.	195,667	3,704
*	Q2 Holdings Inc.	75,500	3,277
*	Rapid7 Inc.	55,865	3,190
*	Teradata Corp.	69,839	3,039
*	RingCentral Inc. Class A	85,530	2,904
*	UiPath Inc. Class A	113,289	2,814
*	Axcelis Technologies Inc.	20,336	2,637
		Shares	Market Value• ($000)
*	CommScope Holding Co. Inc.	933,507	2,632
	Pegasystems Inc.	51,435	2,513
*	Zuora Inc. Class A	262,958	2,472
*	Domo Inc. Class B	239,030	2,460
*	PDF Solutions Inc.	75,808	2,436
*	Lattice Semiconductor Corp.	34,046	2,349
*	Box Inc. Class A	90,808	2,326
*	Diodes Inc.	27,876	2,245
*	Arlo Technologies Inc.	205,044	1,952
	Amkor Technology Inc.	58,400	1,943
*	Gitlab Inc. Class A	28,940	1,822
*	FARO Technologies Inc.	69,984	1,577
*	Everbridge Inc.	61,192	1,488
*	eGain Corp.	174,153	1,451
*	Itron Inc.	18,769	1,417
*	Marathon Digital Holdings Inc.	59,756	1,404
*	Yext Inc.	233,313	1,374
*	Weave Communications Inc.	111,950	1,284
	Sapiens International Corp. NV	41,865	1,212
	Bel Fuse Inc. Class B	17,804	1,189
*	ePlus Inc.	13,331	1,064
*	MicroStrategy Inc. Class A	1,680	1,061
*	Asana Inc. Class A	51,462	978
*	LivePerson Inc.	240,485	911
*	Maxeon Solar Technologies Ltd.	124,243	891
*	Extreme Networks Inc.	50,235	886
*	Infinera Corp.	185,748	882
*	Synaptics Inc.	6,761	771
*	Olo Inc. Class A	127,483	729
*	Sprinklr Inc. Class A	58,720	707
*	Fabrinet	3,694	703
*	HashiCorp Inc. Class A	29,579	699
*	Credo Technology Group Holding Ltd.	35,111	684
*	FormFactor Inc.	15,008	626
*	AppLovin Corp. Class A	15,619	622
*	Sanmina Corp.	11,678	600
*	Appian Corp. Class A	15,632	589
*	ACM Research Inc. Class A	28,550	558
*	Cambium Networks Corp.	91,286	548
*	Turtle Beach Corp.	49,295	540
*	CS Disco Inc.	64,895	493
*	SkyWater Technology Inc.	45,695	440
*	OSI Systems Inc.	3,348	432
*	Brightcove Inc.	155,847	404
*	inTEST Corp.	26,622	362
*	Ultra Clean Holdings Inc.	9,969	340
*	Digital Turbine Inc.	45,968	315
	Vontier Corp.	8,963	310
*	CEVA Inc.	13,427	305
	A10 Networks Inc.	22,856	301
*	Alpha & Omega Semiconductor Ltd.	10,902	284
*	Kaltura Inc.	130,995	255
*	DigitalOcean Holdings Inc.	6,175	227
*	Squarespace Inc. Class A	6,801	224
*	CPI Card Group Inc.	8,930	171
*	Upland Software Inc.	37,477	158
*	Freshworks Inc. Class A	6,383	150
*	Confluent Inc. Class A	5,624	132
			273,575
Materials (2.5%)
	Graphic Packaging Holding Co.	437,082	10,774
	Eagle Materials Inc.	29,544	5,993
		Shares	Market Value• ($000)
*	Axalta Coating Systems Ltd.	89,753	3,049
	Ryerson Holding Corp.	83,935	2,911
	Innospec Inc.	14,589	1,798
*	O-I Glass Inc.	97,715	1,600
	Myers Industries Inc.	80,922	1,582
*	Constellium SE	78,845	1,574
	Orion SA	53,295	1,478
	Chemours Co.	36,130	1,139
	Hawkins Inc.	13,252	933
	Materion Corp.	6,935	902
	Sensient Technologies Corp.	10,586	699
	United States Lime & Minerals Inc.	2,834	653
	RPM International Inc.	5,596	625
*	Ecovyst Inc.	57,981	566
	Warrior Met Coal Inc.	8,147	497
	Berry Global Group Inc.	5,918	399
	Koppers Holdings Inc.	5,786	296
*	Core Molding Technologies Inc.	13,529	251
			37,719
Real Estate (0.8%)
	Lamar Advertising Co. Class A	36,665	3,897
	Universal Health Realty Income Trust	47,218	2,042
	Tanger Inc.	73,531	2,038
*	Zillow Group Inc. Class C	26,332	1,524
*	Redfin Corp.	120,238	1,241
*	Opendoor Technologies Inc.	161,415	723
	RMR Group Inc. Class A	25,178	711
			12,176
Utilities (0.6%)
	Vistra Corp.	146,544	5,645
	New Jersey Resources Corp.	80,285	3,579
*	Pure Cycle Corp.	15,719	165
			9,389
Total Common Stocks (Cost $1,428,740)			1,428,220
Temporary Cash Investments (5.7%)
Money Market Fund (5.7%)
[3,4]	Vanguard Market Liquidity Fund, 5.435% (Cost $84,797)	848,017	84,785
Total Investments (100.8%) (Cost $1,513,537)			1,513,005
Other Assets and Liabilities—Net (-0.8%)			(11,898)
Net Assets (100%)			1,501,107
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,294,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $15,057,000 was received for securities on loan.
ADR—American Depositary Receipt.
10

Small Company Growth Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2024	500	51,193	3,128

See accompanying Notes, which are an integral part of the Financial Statements.
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Small Company Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,428,740)	1,428,220
Affiliated Issuers (Cost $84,797)	84,785
Total Investments in Securities	1,513,005
Investment in Vanguard	44
Cash	42
Cash Collateral Pledged—Futures Contracts	3,164
Receivables for Investment Securities Sold	627
Receivables for Accrued Income	537
Receivables for Capital Shares Issued	2,022
Total Assets	1,519,441
Liabilities
Payables for Investment Securities Purchased	1,769
Collateral for Securities on Loan	15,057
Payables to Investment Advisor	216
Payables for Capital Shares Redeemed	362
Payables to Vanguard	142
Variation Margin Payable—Futures Contracts	788
Total Liabilities	18,334
Net Assets	1,501,107
1 Includes $14,294,000 of securities on loan.
At December 31, 2023, net assets consisted of:

Paid-in Capital	1,544,019
Total Distributable Earnings (Loss)	(42,912)
Net Assets	1,501,107

Net Assets
Applicable to 85,235,537 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,501,107
Net Asset Value Per Share	$17.61

See accompanying Notes, which are an integral part of the Financial Statements.
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Small Company Growth Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	8,517
Interest[2]	2,925
Securities Lending—Net	401
Total Income	11,843
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,568
Performance Adjustment	(395)
The Vanguard Group—Note C
Management and Administrative	2,730
Marketing and Distribution	71
Custodian Fees	23
Auditing Fees	32
Shareholders’ Reports	36
Trustees’ Fees and Expenses	1
Other Expenses	8
Total Expenses	4,074
Net Investment Income	7,769
Realized Net Gain (Loss)
Investment Securities Sold[2]	9,215
Futures Contracts	(1,048)
Realized Net Gain (Loss)	8,167
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	232,583
Futures Contracts	3,606
Change in Unrealized Appreciation (Depreciation)	236,189
Net Increase (Decrease) in Net Assets Resulting from Operations	252,125
1	Dividends are net of foreign withholding taxes of $128,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $2,824,000, ($1,000), less than $1,000, and ($10,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,769	6,362
Realized Net Gain (Loss)	8,167	(58,237)
Change in Unrealized Appreciation (Depreciation)	236,189	(429,646)
Net Increase (Decrease) in Net Assets Resulting from Operations	252,125	(481,521)
Distributions
Total Distributions	(5,792)	(435,138)
Capital Share Transactions
Issued	115,017	106,836
Issued in Lieu of Cash Distributions	5,792	435,138
Redeemed	(193,609)	(241,319)
Net Increase (Decrease) from Capital Share Transactions	(72,800)	300,655
Total Increase (Decrease)	173,533	(616,004)
Net Assets
Beginning of Period	1,327,574	1,943,578
End of Period	1,501,107	1,327,574

See accompanying Notes, which are an integral part of the Financial Statements.
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Small Company Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.78	$26.50	$24.49	$23.08	$20.30
Investment Operations
Net Investment Income[1]	.089	.073	.056	.102	.128
Net Realized and Unrealized Gain (Loss) on Investments	2.806	(5.677)	3.343	3.521	5.323
Total from Investment Operations	2.895	(5.604)	3.399	3.623	5.451
Distributions
Dividends from Net Investment Income	(.065)	(.057)	(.101)	(.143)	(.118)
Distributions from Realized Capital Gains	—	(6.059)	(1.288)	(2.070)	(2.553)
Total Distributions	(.065)	(6.116)	(1.389)	(2.213)	(2.671)
Net Asset Value, End of Period	$17.61	$14.78	$26.50	$24.49	$23.08
Total Return	19.65%	-25.35%	14.22%	23.18%	28.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,501	$1,328	$1,944	$2,130	$2,111
Ratio of Total Expenses to Average Net Assets[2]	0.29%	0.29%	0.30%	0.30%	0.32%
Ratio of Net Investment Income to Average Net Assets	0.55%	0.43%	0.21%	0.52%	0.59%
Portfolio Turnover Rate	59%	64%	57%[3]	53%	58%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), (0.02%), (0.02%), and 0.01%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
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Small Company Growth Portfolio
Notes to Financial Statements
The Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its
15

Small Company Growth Portfolio
counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firm ArrowMark Colorado Holdings, LLC, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the proceeding five years.
Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $199,000 for the year ended December 31, 2023.
For the year ended December 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.11% of the portfolio’s average net assets, before a net decrease of  $395,000 (0.03%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management,
16

Small Company Growth Portfolio
administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $44,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,428,145	—	75	1,428,220
Temporary Cash Investments	84,785	—	—	84,785
Total	1,512,930	—	75	1,513,005
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,128	—	—	3,128
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	7,499
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(9,485)
Capital Loss Carryforwards	(40,926)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(42,912)
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Small Company Growth Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	5,792	118,700
Long-Term Capital Gains	—	316,438
Total	5,792	435,138
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,522,491
Gross Unrealized Appreciation	215,923
Gross Unrealized Depreciation	(225,408)
Net Unrealized Appreciation (Depreciation)	(9,485)
F.	During the year ended December 31, 2023, the portfolio purchased $801,736,000 of investment securities and sold $881,200,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2023, such purchases were $323,000 and sales were $4,415,000, resulting in net realized gain of $1,664,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	7,090	6,280
Issued in Lieu of Cash Distributions	372	24,081
Redeemed	(12,073)	(13,856)
Net Increase (Decrease) in Shares Outstanding	(4,611)	16,505
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 52% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
18

Small Company Growth Portfolio
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Small Company Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
20

Tax information (unaudited)
For corporate shareholders, 87.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $746,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
21

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Variable Insurance Funds Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with ArrowMark Colorado Holdings, LLC (ArrowMark Partners). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders. The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group, is also an advisor to the fund.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the portfolio’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered that ArrowMark Partners, founded in 2007, offers a wide range of investment strategies—including equity, fixed income, and structured products—to institutional, high-net-worth, and individual investors. ArrowMark Partners has managed a portion of the portfolio since 2016.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the portfolio’s expense ratio was below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of ArrowMark Partners in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with ArrowMark Partners without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.
The board will consider whether to renew the advisory arrangement again after a one-year period.
22

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690SCG 022024

Annual Report   |   December 31, 2023
Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered very robust returns for the 12 months ended December 31, 2023. The Total Bond Market Index Portfolio returned 5.58%, in line with the 5.60% return of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index.
•	With inflation continuing to ease, several major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	With yields ending 2023 mixed, U.S. Treasuries returned 4.05%, as measured by the Bloomberg U.S. Treasury Index. Returns were higher for corporate bonds (+8.52%) and for mortgage-backed bonds (+5.05%), as measured by components of the Bloomberg U.S. Aggregate Bond Index.
•	By credit quality, lower-rated investment-grade bonds generally fared better than higher-rated ones. By maturity, longer-dated bonds outperformed those with shorter maturities.
•	Over the past decade, the portfolio recorded an average annual return of 1.71%, in line with its benchmark index.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2023
Total Bond Market Index Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,033.00	$0.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Total Bond Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Bond Market Index Portfolio	5.58%	1.04%	1.71%	$11,846
Bloomberg U.S. Aggregate Float Adjusted Index	5.60	1.17	1.83	11,989

See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio
Portfolio Allocation
As of December 31, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	2.6%
Corporate Bonds	26.9
Sovereign Bonds	3.4
Taxable Municipal Bonds	0.6
U.S. Government and Agency Obligations	66.5
The table reflects the portfolio’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Total Bond Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (66.0%)
U.S. Government Securities (44.9%)
United States Treasury Note/Bond	2.500%	1/31/25	5,590	5,459
United States Treasury Note/Bond	4.125%	1/31/25	3,850	3,827
United States Treasury Note/Bond	1.500%	2/15/25	6,240	6,022
United States Treasury Note/Bond	2.000%	2/15/25	8,624	8,368
United States Treasury Note/Bond	1.125%	2/28/25	10,386	9,974
United States Treasury Note/Bond	4.625%	2/28/25	5,525	5,521
United States Treasury Note/Bond	1.750%	3/15/25	7,025	6,788
United States Treasury Note/Bond	0.500%	3/31/25	13,674	12,998
United States Treasury Note/Bond	2.625%	3/31/25	1,961	1,914
United States Treasury Note/Bond	3.875%	3/31/25	1,782	1,766
United States Treasury Note/Bond	2.625%	4/15/25	10,291	10,037
United States Treasury Note/Bond	0.375%	4/30/25	8,094	7,660
United States Treasury Note/Bond	2.875%	4/30/25	4,060	3,971
United States Treasury Note/Bond	3.875%	4/30/25	7,911	7,841
United States Treasury Note/Bond	2.125%	5/15/25	8,935	8,649
United States Treasury Note/Bond	2.750%	5/15/25	5,755	5,617
United States Treasury Note/Bond	0.250%	5/31/25	9,593	9,034
United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,205
United States Treasury Note/Bond	4.250%	5/31/25	7,441	7,413
United States Treasury Note/Bond	2.875%	6/15/25	11,785	11,518
United States Treasury Note/Bond	0.250%	6/30/25	11,764	11,047
United States Treasury Note/Bond	2.750%	6/30/25	4,880	4,761
United States Treasury Note/Bond	4.625%	6/30/25	8,596	8,617
United States Treasury Note/Bond	3.000%	7/15/25	4,590	4,490
United States Treasury Note/Bond	0.250%	7/31/25	8,797	8,238
United States Treasury Note/Bond	2.875%	7/31/25	5,105	4,983
United States Treasury Note/Bond	4.750%	7/31/25	7,248	7,282
United States Treasury Note/Bond	2.000%	8/15/25	23,280	22,404
United States Treasury Note/Bond	3.125%	8/15/25	5,969	5,850
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,159
United States Treasury Note/Bond	0.250%	8/31/25	6,080	5,677
United States Treasury Note/Bond	2.750%	8/31/25	4,085	3,976
United States Treasury Note/Bond	5.000%	8/31/25	7,531	7,602
United States Treasury Note/Bond	3.500%	9/15/25	4,500	4,434
United States Treasury Note/Bond	0.250%	9/30/25	8,125	7,566
United States Treasury Note/Bond	3.000%	9/30/25	1,000	977
United States Treasury Note/Bond	5.000%	9/30/25	5,805	5,865
United States Treasury Note/Bond	4.250%	10/15/25	8,390	8,376
United States Treasury Note/Bond	0.250%	10/31/25	7,765	7,213
United States Treasury Note/Bond	3.000%	10/31/25	4,015	3,922
United States Treasury Note/Bond	5.000%	10/31/25	5,001	5,059
United States Treasury Note/Bond	2.250%	11/15/25	10,421	10,037
United States Treasury Note/Bond	4.500%	11/15/25	7,088	7,112
United States Treasury Note/Bond	0.375%	11/30/25	11,730	10,892
United States Treasury Note/Bond	2.875%	11/30/25	6,285	6,123
United States Treasury Note/Bond	4.875%	11/30/25	13,590	13,732
United States Treasury Note/Bond	4.000%	12/15/25	10,225	10,172
United States Treasury Note/Bond	0.375%	12/31/25	13,793	12,784
United States Treasury Note/Bond	2.625%	12/31/25	4,165	4,037
United States Treasury Note/Bond	3.875%	1/15/26	6,775	6,724
United States Treasury Note/Bond	0.375%	1/31/26	11,120	10,272
United States Treasury Note/Bond	2.625%	1/31/26	4,700	4,552
United States Treasury Note/Bond	1.625%	2/15/26	9,136	8,659
United States Treasury Note/Bond	4.000%	2/15/26	6,868	6,837
United States Treasury Note/Bond	0.500%	2/28/26	8,501	7,855
United States Treasury Note/Bond	2.500%	2/28/26	3,700	3,571
United States Treasury Note/Bond	4.625%	3/15/26	10,515	10,609
United States Treasury Note/Bond	0.750%	3/31/26	8,152	7,566
United States Treasury Note/Bond	2.250%	3/31/26	6,250	5,996
United States Treasury Note/Bond	3.750%	4/15/26	6,220	6,164
United States Treasury Note/Bond	0.750%	4/30/26	9,777	9,045
United States Treasury Note/Bond	2.375%	4/30/26	4,780	4,593
United States Treasury Note/Bond	1.625%	5/15/26	10,789	10,180
United States Treasury Note/Bond	3.625%	5/15/26	7,086	7,005
United States Treasury Note/Bond	0.750%	5/31/26	11,025	10,177
United States Treasury Note/Bond	2.125%	5/31/26	4,595	4,388
United States Treasury Note/Bond	4.125%	6/15/26	6,563	6,563
United States Treasury Note/Bond	0.875%	6/30/26	3,977	3,678
United States Treasury Note/Bond	1.875%	6/30/26	3,535	3,352
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	4.500%	7/15/26	5,457	5,510
United States Treasury Note/Bond	0.625%	7/31/26	9,800	8,976
United States Treasury Note/Bond	1.875%	7/31/26	6,966	6,589
United States Treasury Note/Bond	1.500%	8/15/26	10,068	9,423
United States Treasury Note/Bond	4.375%	8/15/26	12,028	12,114
United States Treasury Note/Bond	6.750%	8/15/26	630	669
United States Treasury Note/Bond	0.750%	8/31/26	12,214	11,200
United States Treasury Note/Bond	1.375%	8/31/26	3,100	2,890
United States Treasury Note/Bond	4.625%	9/15/26	5,800	5,882
United States Treasury Note/Bond	0.875%	9/30/26	8,820	8,103
United States Treasury Note/Bond	1.625%	9/30/26	1,615	1,515
United States Treasury Note/Bond	4.625%	10/15/26	6,756	6,858
United States Treasury Note/Bond	1.125%	10/31/26	9,930	9,164
United States Treasury Note/Bond	1.625%	10/31/26	4,075	3,815
United States Treasury Note/Bond	2.000%	11/15/26	8,921	8,436
United States Treasury Note/Bond	4.625%	11/15/26	9,608	9,763
United States Treasury Note/Bond	6.500%	11/15/26	765	813
United States Treasury Note/Bond	1.250%	11/30/26	10,220	9,450
United States Treasury Note/Bond	1.625%	11/30/26	5,070	4,739
United States Treasury Note/Bond	1.250%	12/31/26	9,191	8,486
United States Treasury Note/Bond	1.750%	12/31/26	4,983	4,670
United States Treasury Note/Bond	1.500%	1/31/27	9,134	8,480
United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,049
United States Treasury Note/Bond	6.625%	2/15/27	65	70
United States Treasury Note/Bond	1.125%	2/28/27	3,143	2,879
United States Treasury Note/Bond	1.875%	2/28/27	8,238	7,726
United States Treasury Note/Bond	0.625%	3/31/27	5,063	4,552
United States Treasury Note/Bond	2.500%	3/31/27	6,975	6,668
United States Treasury Note/Bond	0.500%	4/30/27	4,290	3,831
United States Treasury Note/Bond	2.750%	4/30/27	5,620	5,408
United States Treasury Note/Bond	2.375%	5/15/27	10,931	10,383
United States Treasury Note/Bond	0.500%	5/31/27	6,605	5,883
United States Treasury Note/Bond	2.625%	5/31/27	8,160	7,813
United States Treasury Note/Bond	0.500%	6/30/27	7,990	7,097
United States Treasury Note/Bond	3.250%	6/30/27	9,864	9,642
United States Treasury Note/Bond	0.375%	7/31/27	8,560	7,552
United States Treasury Note/Bond	2.750%	7/31/27	9,284	8,914
United States Treasury Note/Bond	2.250%	8/15/27	8,422	7,943
United States Treasury Note/Bond	6.375%	8/15/27	185	199
United States Treasury Note/Bond	0.500%	8/31/27	7,825	6,915
United States Treasury Note/Bond	3.125%	8/31/27	7,888	7,669
United States Treasury Note/Bond	0.375%	9/30/27	7,875	6,908
United States Treasury Note/Bond	4.125%	9/30/27	7,865	7,919
United States Treasury Note/Bond	0.500%	10/31/27	11,115	9,774
United States Treasury Note/Bond	4.125%	10/31/27	8,761	8,820
United States Treasury Note/Bond	2.250%	11/15/27	8,402	7,902
United States Treasury Note/Bond	6.125%	11/15/27	6,089	6,551
United States Treasury Note/Bond	0.625%	11/30/27	8,128	7,167
United States Treasury Note/Bond	3.875%	11/30/27	11,760	11,740
United States Treasury Note/Bond	0.625%	12/31/27	11,360	9,990
United States Treasury Note/Bond	3.875%	12/31/27	6,060	6,053
United States Treasury Note/Bond	0.750%	1/31/28	12,285	10,834
United States Treasury Note/Bond	3.500%	1/31/28	7,650	7,534
United States Treasury Note/Bond	2.750%	2/15/28	9,790	9,359
United States Treasury Note/Bond	1.125%	2/29/28	11,393	10,190
United States Treasury Note/Bond	4.000%	2/29/28	5,424	5,444
United States Treasury Note/Bond	1.250%	3/31/28	10,511	9,427
United States Treasury Note/Bond	3.625%	3/31/28	8,071	7,985
United States Treasury Note/Bond	1.250%	4/30/28	12,326	11,039
United States Treasury Note/Bond	3.500%	4/30/28	6,703	6,600
United States Treasury Note/Bond	2.875%	5/15/28	12,080	11,589
United States Treasury Note/Bond	1.250%	5/31/28	10,615	9,489
United States Treasury Note/Bond	3.625%	5/31/28	5,882	5,823
United States Treasury Note/Bond	1.250%	6/30/28	9,941	8,869
United States Treasury Note/Bond	4.000%	6/30/28	8,012	8,053
United States Treasury Note/Bond	1.000%	7/31/28	11,480	10,101
United States Treasury Note/Bond	4.125%	7/31/28	6,769	6,842
United States Treasury Note/Bond	2.875%	8/15/28	11,632	11,134
United States Treasury Note/Bond	5.500%	8/15/28	325	347
United States Treasury Note/Bond	1.125%	8/31/28	10,610	9,372
United States Treasury Note/Bond	4.375%	8/31/28	8,667	8,857

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.250%	9/30/28	11,767	10,433
United States Treasury Note/Bond	4.625%	9/30/28	8,643	8,927
United States Treasury Note/Bond	1.375%	10/31/28	10,725	9,550
United States Treasury Note/Bond	4.875%	10/31/28	8,068	8,426
United States Treasury Note/Bond	3.125%	11/15/28	11,328	10,949
United States Treasury Note/Bond	5.250%	11/15/28	1,655	1,752
United States Treasury Note/Bond	1.500%	11/30/28	9,995	8,939
United States Treasury Note/Bond	4.375%	11/30/28	11,190	11,458
United States Treasury Note/Bond	1.375%	12/31/28	10,590	9,400
United States Treasury Note/Bond	3.750%	12/31/28	6,555	6,528
United States Treasury Note/Bond	1.750%	1/31/29	8,040	7,259
United States Treasury Note/Bond	2.625%	2/15/29	10,133	9,547
United States Treasury Note/Bond	1.875%	2/28/29	8,640	7,838
United States Treasury Note/Bond	2.375%	3/31/29	10,295	9,565
United States Treasury Note/Bond	2.875%	4/30/29	7,750	7,378
United States Treasury Note/Bond	2.375%	5/15/29	9,195	8,532
United States Treasury Note/Bond	2.750%	5/31/29	6,730	6,360
United States Treasury Note/Bond	3.250%	6/30/29	7,145	6,923
United States Treasury Note/Bond	2.625%	7/31/29	8,050	7,547
United States Treasury Note/Bond	1.625%	8/15/29	7,070	6,296
United States Treasury Note/Bond	3.125%	8/31/29	5,835	5,611
United States Treasury Note/Bond	3.875%	9/30/29	4,525	4,520
United States Treasury Note/Bond	4.000%	10/31/29	5,925	5,958
United States Treasury Note/Bond	1.750%	11/15/29	4,541	4,056
United States Treasury Note/Bond	3.875%	11/30/29	8,703	8,695
United States Treasury Note/Bond	3.875%	12/31/29	4,879	4,875
United States Treasury Note/Bond	3.500%	1/31/30	3,830	3,750
United States Treasury Note/Bond	1.500%	2/15/30	7,154	6,237
United States Treasury Note/Bond	4.000%	2/28/30	4,540	4,567
United States Treasury Note/Bond	3.625%	3/31/30	4,725	4,656
United States Treasury Note/Bond	3.500%	4/30/30	5,295	5,180
United States Treasury Note/Bond	0.625%	5/15/30	14,554	11,902
United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,524
United States Treasury Note/Bond	3.750%	5/31/30	6,130	6,082
United States Treasury Note/Bond	3.750%	6/30/30	4,600	4,563
United States Treasury Note/Bond	4.000%	7/31/30	6,044	6,083
United States Treasury Note/Bond	0.625%	8/15/30	18,852	15,305
United States Treasury Note/Bond	4.125%	8/31/30	5,681	5,759
United States Treasury Note/Bond	4.625%	9/30/30	6,192	6,462
United States Treasury Note/Bond	4.875%	10/31/30	5,840	6,185
United States Treasury Note/Bond	0.875%	11/15/30	19,461	16,007
United States Treasury Note/Bond	4.375%	11/30/30	6,405	6,594
United States Treasury Note/Bond	3.750%	12/31/30	8,300	8,239
United States Treasury Note/Bond	1.125%	2/15/31	21,338	17,827
United States Treasury Note/Bond	5.375%	2/15/31	1,540	1,684
United States Treasury Note/Bond	1.625%	5/15/31	19,034	16,345
United States Treasury Note/Bond	1.250%	8/15/31	20,157	16,705
United States Treasury Note/Bond	1.375%	11/15/31	22,353	18,584
United States Treasury Note/Bond	1.875%	2/15/32	20,883	17,976
United States Treasury Note/Bond	2.875%	5/15/32	18,654	17,313
United States Treasury Note/Bond	2.750%	8/15/32	17,860	16,381
United States Treasury Note/Bond	4.125%	11/15/32	18,909	19,249
United States Treasury Note/Bond	3.500%	2/15/33	18,813	18,269
United States Treasury Note/Bond	3.375%	5/15/33	19,693	18,930
United States Treasury Note/Bond	3.875%	8/15/33	20,557	20,563
United States Treasury Note/Bond	4.500%	11/15/33	13,401	14,092
United States Treasury Note/Bond	4.500%	2/15/36	2,920	3,119
United States Treasury Note/Bond	4.750%	2/15/37	1,670	1,830
United States Treasury Note/Bond	5.000%	5/15/37	1,885	2,111
United States Treasury Note/Bond	4.375%	2/15/38	1,200	1,263
United States Treasury Note/Bond	4.500%	5/15/38	1,059	1,127
United States Treasury Note/Bond	3.500%	2/15/39	1,320	1,252
United States Treasury Note/Bond	4.250%	5/15/39	1,512	1,560
United States Treasury Note/Bond	4.500%	8/15/39	2,601	2,757
United States Treasury Note/Bond	4.375%	11/15/39	1,742	1,818
United States Treasury Note/Bond	4.625%	2/15/40	1,300	1,394
United States Treasury Note/Bond	1.125%	5/15/40	6,810	4,399
United States Treasury Note/Bond	4.375%	5/15/40	1,875	1,951
United States Treasury Note/Bond	1.125%	8/15/40	8,205	5,249
United States Treasury Note/Bond	3.875%	8/15/40	2,515	2,458
United States Treasury Note/Bond	1.375%	11/15/40	10,129	6,741
United States Treasury Note/Bond	4.250%	11/15/40	2,195	2,242
United States Treasury Note/Bond	1.875%	2/15/41	12,303	8,870
United States Treasury Note/Bond	4.750%	2/15/41	2,556	2,770
United States Treasury Note/Bond	2.250%	5/15/41	10,495	8,021
United States Treasury Note/Bond	4.375%	5/15/41	1,904	1,968
United States Treasury Note/Bond	1.750%	8/15/41	13,291	9,270
United States Treasury Note/Bond	3.750%	8/15/41	2,140	2,041
United States Treasury Note/Bond	2.000%	11/15/41	11,218	8,142
United States Treasury Note/Bond	3.125%	11/15/41	2,701	2,355
United States Treasury Note/Bond	2.375%	2/15/42	9,361	7,208
United States Treasury Note/Bond	3.125%	2/15/42	2,081	1,808
United States Treasury Note/Bond	3.000%	5/15/42	1,720	1,459
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.250%	5/15/42	7,780	6,848
	United States Treasury Note/Bond	2.750%	8/15/42	2,895	2,354
	United States Treasury Note/Bond	3.375%	8/15/42	5,242	4,690
	United States Treasury Note/Bond	2.750%	11/15/42	4,646	3,766
	United States Treasury Note/Bond	4.000%	11/15/42	6,122	5,969
	United States Treasury Note/Bond	3.125%	2/15/43	3,380	2,897
	United States Treasury Note/Bond	3.875%	2/15/43	5,624	5,381
	United States Treasury Note/Bond	2.875%	5/15/43	4,440	3,655
	United States Treasury Note/Bond	3.875%	5/15/43	6,186	5,918
	United States Treasury Note/Bond	3.625%	8/15/43	4,680	4,314
	United States Treasury Note/Bond	4.375%	8/15/43	5,970	6,115
	United States Treasury Note/Bond	3.750%	11/15/43	2,454	2,298
	United States Treasury Note/Bond	4.750%	11/15/43	3,860	4,154
	United States Treasury Note/Bond	3.625%	2/15/44	5,452	5,009
	United States Treasury Note/Bond	3.375%	5/15/44	5,369	4,745
	United States Treasury Note/Bond	3.125%	8/15/44	5,996	5,089
	United States Treasury Note/Bond	3.000%	11/15/44	5,702	4,733
	United States Treasury Note/Bond	2.500%	2/15/45	6,755	5,130
	United States Treasury Note/Bond	3.000%	5/15/45	3,682	3,046
	United States Treasury Note/Bond	2.875%	8/15/45	4,641	3,753
	United States Treasury Note/Bond	3.000%	11/15/45	840	693
	United States Treasury Note/Bond	2.500%	2/15/46	4,765	3,586
	United States Treasury Note/Bond	2.500%	5/15/46	5,456	4,097
	United States Treasury Note/Bond	2.250%	8/15/46	6,111	4,358
	United States Treasury Note/Bond	2.875%	11/15/46	2,765	2,221
	United States Treasury Note/Bond	3.000%	2/15/47	4,690	3,847
	United States Treasury Note/Bond	3.000%	5/15/47	4,615	3,783
	United States Treasury Note/Bond	2.750%	8/15/47	6,238	4,876
	United States Treasury Note/Bond	2.750%	11/15/47	5,833	4,557
	United States Treasury Note/Bond	3.000%	2/15/48	6,979	5,708
	United States Treasury Note/Bond	3.125%	5/15/48	7,184	6,007
	United States Treasury Note/Bond	3.000%	8/15/48	7,810	6,382
	United States Treasury Note/Bond	3.375%	11/15/48	7,625	6,669
	United States Treasury Note/Bond	3.000%	2/15/49	8,344	6,816
	United States Treasury Note/Bond	2.875%	5/15/49	7,105	5,670
	United States Treasury Note/Bond	2.250%	8/15/49	6,969	4,887
	United States Treasury Note/Bond	2.375%	11/15/49	6,432	4,633
	United States Treasury Note/Bond	2.000%	2/15/50	8,212	5,425
	United States Treasury Note/Bond	1.250%	5/15/50	10,341	5,600
	United States Treasury Note/Bond	1.375%	8/15/50	11,171	6,254
	United States Treasury Note/Bond	1.625%	11/15/50	12,196	7,299
	United States Treasury Note/Bond	1.875%	2/15/51	13,054	8,318
	United States Treasury Note/Bond	2.375%	5/15/51	13,225	9,481
	United States Treasury Note/Bond	2.000%	8/15/51	12,950	8,494
	United States Treasury Note/Bond	1.875%	11/15/51	12,140	7,711
	United States Treasury Note/Bond	2.250%	2/15/52	11,667	8,123
	United States Treasury Note/Bond	2.875%	5/15/52	10,830	8,661
	United States Treasury Note/Bond	3.000%	8/15/52	10,798	8,868
	United States Treasury Note/Bond	4.000%	11/15/52	10,051	9,957
	United States Treasury Note/Bond	3.625%	2/15/53	10,358	9,605
	United States Treasury Note/Bond	3.625%	5/15/53	11,694	10,859
	United States Treasury Note/Bond	4.125%	8/15/53	11,793	11,974
	United States Treasury Note/Bond	4.750%	11/15/53	8,030	9,045
					1,940,051
Agency Bonds and Notes (0.8%)
	Federal Farm Credit Banks Funding Corp.	1.125%	1/6/25	210	202
	Federal Farm Credit Banks Funding Corp.	1.750%	2/14/25	520	503
	Federal Farm Credit Banks Funding Corp.	4.250%	9/30/25	280	279
	Federal Farm Credit Banks Funding Corp.	5.125%	10/10/25	600	607
	Federal Farm Credit Banks Funding Corp.	4.375%	6/23/26	2,425	2,434
	Federal Farm Credit Banks Funding Corp.	4.500%	8/14/26	200	202
	Federal Home Loan Banks	5.000%	2/28/25	1,350	1,354
	Federal Home Loan Banks	0.500%	4/14/25	1,000	950
	Federal Home Loan Banks	4.625%	6/6/25	450	451
	Federal Home Loan Banks	0.375%	9/4/25	500	468
	Federal Home Loan Banks	4.500%	12/12/25	500	501
	Federal Home Loan Banks	4.625%	11/17/26	550	558
	Federal Home Loan Banks	1.250%	12/21/26	1,000	921
	Federal Home Loan Banks	4.000%	6/30/28	450	451
	Federal Home Loan Banks	3.250%	11/16/28	315	306
	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,577
[1]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	1,200	1,159
[1]	Federal Home Loan Mortgage Corp.	0.375%	7/21/25	1,500	1,409
[1]	Federal Home Loan Mortgage Corp.	0.375%	9/23/25	2,000	1,868

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	145
[1]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	1,779
[1]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	1,102	1,272
[1]	Federal National Mortgage Assn.	1.625%	1/7/25	1,300	1,259
[1]	Federal National Mortgage Assn.	0.625%	4/22/25	1,000	951
[1]	Federal National Mortgage Assn.	0.500%	6/17/25	1,000	944
[1]	Federal National Mortgage Assn.	0.375%	8/25/25	2,000	1,873
[1]	Federal National Mortgage Assn.	0.500%	11/7/25	2,000	1,865
[1]	Federal National Mortgage Assn.	2.125%	4/24/26	575	549
[1]	Federal National Mortgage Assn.	1.875%	9/24/26	500	472
[1]	Federal National Mortgage Assn.	0.750%	10/8/27	1,000	888
[1]	Federal National Mortgage Assn.	6.250%	5/15/29	175	194
[1]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,076
[1]	Federal National Mortgage Assn.	7.250%	5/15/30	300	353
[1]	Federal National Mortgage Assn.	0.875%	8/5/30	1,400	1,146
[1]	Federal National Mortgage Assn.	6.625%	11/15/30	720	829
[1]	Federal National Mortgage Assn.	5.625%	7/15/37	275	312
	Private Export Funding Corp.	3.250%	6/15/25	50	49
	Private Export Funding Corp.	1.400%	7/15/28	175	156
	Tennessee Valley Authority	0.750%	5/15/25	200	190
	Tennessee Valley Authority	6.750%	11/1/25	134	139
	Tennessee Valley Authority	3.875%	3/15/28	375	373
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,164
	Tennessee Valley Authority	1.500%	9/15/31	550	449
	Tennessee Valley Authority	4.650%	6/15/35	175	179
	Tennessee Valley Authority	5.880%	4/1/36	250	284
	Tennessee Valley Authority	5.500%	6/15/38	100	110
	Tennessee Valley Authority	5.250%	9/15/39	512	544
	Tennessee Valley Authority	4.875%	1/15/48	100	102
	Tennessee Valley Authority	5.375%	4/1/56	50	55
	Tennessee Valley Authority	4.625%	9/15/60	180	176
	Tennessee Valley Authority	4.250%	9/15/65	200	183
					36,260
Conventional Mortgage-Backed Securities (20.3%)
[1,2]	Fannie Mae Pool	6.500%	9/1/32	9	9
[1,2]	Fannie Mae Pool	2.500%	12/1/51	493	420
[1,2]	Freddie Mac Gold Pool	5.500%	1/1/24– 6/1/41	1,089	1,134
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/24– 10/1/48	4,684	4,666
[1,2]	Freddie Mac Gold Pool	7.000%	5/1/24– 2/1/37	58	60
[1,2]	Freddie Mac Gold Pool	4.000%	6/1/24– 11/1/48	9,245	8,959
[1,2]	Freddie Mac Gold Pool	8.500%	7/1/24– 11/1/30	2	2
[1,2]	Freddie Mac Gold Pool	5.000%	10/1/24– 11/1/48	1,396	1,425
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/24– 7/1/30	3	3
[1,2]	Freddie Mac Gold Pool	7.500%	7/1/25– 4/1/28	2	2
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25– 11/1/48	16,213	15,261
[1,2]	Freddie Mac Gold Pool	3.000%	10/1/26– 8/1/47	11,128	10,312
[1,2]	Freddie Mac Gold Pool	2.500%	4/1/27– 3/1/37	3,906	3,702
[1,2]	Freddie Mac Gold Pool	9.000%	5/1/27– 5/1/30	1	1
[1,2]	Freddie Mac Gold Pool	6.000%	7/1/28– 3/1/39	774	803
[1,2]	Freddie Mac Gold Pool	2.000%	8/1/28– 12/1/31	215	199
[1,2]	Freddie Mac Pool	5.500%	3/1/53	354	356
[2,3]	Ginnie Mae	2.500%	1/22/54	490	429
[2,3]	Ginnie Mae	4.000%	1/22/54	270	258
[2,3]	Ginnie Mae	4.500%	1/22/54	440	429
[2,3]	Ginnie Mae	5.000%	1/22/54	440	437
[2,3]	Ginnie Mae	5.500%	1/22/54	730	735
[2,3]	Ginnie Mae	6.000%	1/22/54	1,410	1,434
[2]	Ginnie Mae	7.000%	1/22/54	350	360
[2]	Ginnie Mae	7.500%	1/22/54	250	258
[2]	Ginnie Mae I Pool	7.000%	3/15/24– 10/15/31	17	17
[2,3]	Ginnie Mae I Pool	6.500%	5/15/24– 12/15/38	76	78
[2]	Ginnie Mae I Pool	8.000%	8/15/24– 10/15/30	6	6
[2]	Ginnie Mae I Pool	4.000%	10/15/24– 11/15/47	1,010	980
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ginnie Mae I Pool	4.500%	10/15/24– 3/15/41	1,082	1,079
[2]	Ginnie Mae I Pool	3.500%	11/15/25– 9/15/49	988	946
[2]	Ginnie Mae I Pool	7.500%	12/15/25– 1/15/31	6	6
[2]	Ginnie Mae I Pool	3.000%	1/15/26– 12/15/45	1,139	1,046
[2]	Ginnie Mae I Pool	6.000%	6/15/32– 3/15/40	49	49
[2]	Ginnie Mae I Pool	5.000%	5/15/34– 4/15/41	738	757
[2]	Ginnie Mae II Pool	3.500%	9/20/25– 6/20/53	26,181	24,751
[2]	Ginnie Mae II Pool	4.000%	9/20/25– 1/20/53	18,014	17,463
[2]	Ginnie Mae II Pool	3.000%	2/20/27– 6/20/52	33,668	30,788
[2]	Ginnie Mae II Pool	2.500%	6/20/27– 4/20/52	34,565	30,346
[2]	Ginnie Mae II Pool	5.000%	12/20/32– 11/20/53	17,154	17,110
[2,3]	Ginnie Mae II Pool	6.500%	12/20/35– 1/22/54	6,290	6,440
[2]	Ginnie Mae II Pool	7.000%	8/20/36– 12/20/53	1,401	1,449
[2]	Ginnie Mae II Pool	4.500%	2/20/39– 6/20/53	16,815	16,532
[2]	Ginnie Mae II Pool	2.000%	8/20/50– 1/20/52	34,124	28,950
[2]	Ginnie Mae II Pool	1.500%	12/20/51	991	805
[2]	Ginnie Mae II Pool	5.500%	10/20/52– 11/20/53	14,545	14,657
[2]	Ginnie Mae II Pool	6.000%	12/20/52– 12/20/53	9,941	10,120
[1,2,3]	UMBS Pool	7.000%	1/1/24– 1/16/54	3,246	3,365
[1,2,3]	UMBS Pool	4.000%	2/1/24– 1/16/54	41,341	39,666
[1,2,3]	UMBS Pool	6.000%	3/1/24– 1/16/54	27,434	28,033
[1,2,3]	UMBS Pool	4.500%	5/1/24– 1/16/54	33,501	32,838
[1,2,3]	UMBS Pool	5.000%	5/1/24– 1/16/54	38,194	38,016
[1,2]	UMBS Pool	7.500%	5/1/24– 1/1/54	259	268
[1,2]	UMBS Pool	8.000%	9/1/24– 11/1/30	1	1
[1,2]	UMBS Pool	8.500%	10/1/24– 4/1/31	1	1
[1,2]	UMBS Pool	3.500%	9/1/25– 4/1/53	45,928	42,822
[1,2,3]	UMBS Pool	3.000%	11/1/25– 1/16/54	81,447	73,499
[1,2,3]	UMBS Pool	2.500%	1/1/27– 9/1/52	131,309	113,814
[1,2,3]	UMBS Pool	2.000%	11/1/27– 7/1/52	188,048	157,457
[1,2,3]	UMBS Pool	5.500%	11/1/31– 1/16/54	36,931	37,298
[1,2,3]	UMBS Pool	1.500%	7/1/35– 4/1/52	45,064	36,864
[1,2,3]	UMBS Pool	6.500%	11/1/52– 1/16/54	16,357	16,820
					876,791
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.155%	4.280%	12/1/37	13	13
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.313%	4.438%	1/1/35	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.290%	4.131%	12/1/41	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.310%	5.560%	9/1/37	20	20
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.433%	5.683%	7/1/36	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.465%	5.715%	10/1/37	7	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.477%	4.158%	3/1/43	25	26
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.527%	5.777%	10/1/37	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.558%	5.807%	9/1/43	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.560%	6.808%	7/1/43	28	29

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.589%	5.312%	6/1/43	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.600%	5.850%	8/1/35	23	23
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.623%	3.998%	2/1/36	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.627%	4.127%	3/1/38	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.635%	5.885%	11/1/36	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.640%	5.890%	1/1/42	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.660%	5.910%	9/1/40	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.673%	5.861%	10/1/42	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.682%	4.057%	1/1/37	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.690%	5.940%	10/1/39– 9/1/42	21	21
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.690%	5.183%	5/1/40	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.695%	5.945%	7/1/39	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.698%	5.948%	8/1/40	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.699%	5.128%	8/1/39	12	12
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.700%	6.075%	7/1/37	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.700%	4.341%	12/1/40	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.702%	5.951%	10/1/42	9	10
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.705%	5.955%	11/1/39	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.732%	4.613%	5/1/42	7	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.737%	5.987%	9/1/34	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.744%	5.815%	9/1/43	10	10
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.747%	5.850%	7/1/41	18	18
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.749%	5.902%	12/1/33	1	1
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.750%	6.000%	10/1/40	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.773%	4.508%	5/1/42	3	3
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.780%	4.280%	2/1/41	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.784%	5.262%	7/1/42	7	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.794%	5.724%	3/1/42	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.795%	4.446%	3/1/42	9	9
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.796%	5.965%	11/1/39	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.797%	5.614%	8/1/42	22	23
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.805%	6.055%	11/1/41	12	12
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.807%	4.467%	3/1/41	7	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.810%	6.060%	11/1/33– 10/1/40	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.810%	4.060%	12/1/40	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.813%	6.063%	11/1/41	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.813%	5.731%	1/1/42	6	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.815%	6.065%	11/1/40– 12/1/41	20	21
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.815%	4.243%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.815%	5.450%	5/1/41	7	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.815%	5.565%	6/1/41	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.825%	4.575%	3/1/41	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.830%	4.308%	4/1/41	12	13
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.830%	6.080%	6/1/41	8	8
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.835%	4.157%	1/1/40	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.835%	5.210%	5/1/40	2	2
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.836%	4.143%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.839%	6.090%	12/1/39	6	7
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.840%	6.090%	8/1/39	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.862%	6.061%	9/1/40	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.880%	5.772%	11/1/34	4	4
[1,2,4]	Fannie Mae Pool, RFUCCT1Y + 1.914%	5.289%	4/1/37	6	6
[1,2,4]	Fannie Mae Pool, RFUCCT6M + 1.037%	6.809%	4/1/37	5	5
[1,2,4]	Fannie Mae Pool, RFUCCT6M + 1.840%	5.090%	8/1/37	6	6
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	6.375%	11/1/34	10	11
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	4.486%	2/1/36	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	5.375%	5/1/36	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.412%	4.568%	10/1/36	5	6
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.625%	3.875%	1/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.640%	5.659%	12/1/36	4	5
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.640%	5.390%	5/1/42	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.660%	5.910%	10/1/37	3	3
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.665%	5.915%	12/1/34	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.695%	4.073%	2/1/37	5	5
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.727%	3.998%	1/1/35	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.743%	5.992%	12/1/36	6	6
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.745%	3.995%	12/1/40	6	6
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.750%	5.125%	5/1/38	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.823%	5.137%	12/1/35	3	3
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.845%	5.021%	2/1/42	4	4
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.855%	6.105%	5/1/37	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	5.357%	5/1/40	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	6.130%	6/1/40	6	6
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	4.130%	12/1/40	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	4.203%	1/1/41	7	8
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	4.380%	3/1/41	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.880%	5.849%	6/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.881%	5.598%	6/1/40	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.885%	4.774%	2/1/42	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.895%	6.145%	9/1/40	4	4
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.900%	6.150%	6/1/40– 11/1/40	8	8
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.910%	4.218%	1/1/41	1	1
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.910%	4.389%	2/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.910%	4.410%	2/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT1Y + 2.085%	4.585%	3/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, RFUCCT6M + 1.355%	5.020%	6/1/37	6	6

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	5.625%	7/20/38	2	2
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.750%	10/20/38– 12/20/42	49	49
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.750%	12/20/39– 12/20/40	7	7
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.625%	1/20/41– 3/20/43	53	53
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.875%	4/20/41– 6/20/43	37	37
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.250%	11/20/40	1	1
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.375%	5/20/41	2	2
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	6.000%	5/20/41	3	3
					746
Total U.S. Government and Agency Obligations (Cost $3,120,845)					2,853,848
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[2]	Ally Auto Receivables Trust Class A3 Series 2022-1	3.310%	11/15/26	120	118
[2]	Ally Auto Receivables Trust Class A3 Series 2022-2	4.760%	5/17/27	150	149
[2]	Ally Auto Receivables Trust Class A3 Series 2023-1	5.460%	5/15/28	53	54
[2]	Ally Auto Receivables Trust Class A4 Series 2022-2	4.870%	4/17/28	50	50
[2]	Ally Auto Receivables Trust Class A4 Series 2023-1	5.270%	11/15/28	16	16
[2]	American Express Credit Account Class A Series 2022-2	3.390%	5/15/27	750	735
[2]	American Express Credit Account Master Trust Class A Series 2021-1	0.900%	11/15/26	425	410
[2]	American Express Credit Account Master Trust Class A Series 2022-3	3.750%	8/15/27	425	418
[2]	American Express Credit Account Master Trust Class A Series 2023-1	4.870%	5/15/28	275	277
[2]	American Express Credit Account Master Trust Class A Series 2023-2	4.800%	5/15/30	75	76
[2]	American Express Credit Account Master Trust Class A Series 2023-3	5.230%	9/15/28	200	203
[2]	American Express Credit Account Master Trust Class A Series 2023-4	5.150%	9/15/30	200	206
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	6	6
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2023-1	5.620%	11/18/27	50	50
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2020-3	0.760%	12/18/25	12	12
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2021-1	0.680%	10/19/26	19	19
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2021-1	0.890%	10/19/26	25	24
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2023-1	5.800%	12/18/28	25	25
[2]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	35	35
[2]	BA Credit Card Trust Class A1 Series 2022-A1	3.530%	11/15/27	150	147
[2]	BA Credit Card Trust Class A1 Series 2023-A1	4.790%	5/15/28	200	201
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2015-UBS7	3.705%	9/15/48	75	72
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	72	68
[2]	Banc of America Commercial Mortgage Trust Class ASB Series 2015-UBS7	3.429%	9/15/48	20	19
[2]	BANK Class A2 Series 2018-BNK14	4.128%	9/15/60	20	20
[2]	BANK Class A3 Series 2017-BNK9	3.279%	11/15/54	67	63
[2,4]	BANK Class A3 Series 2018-BNK11	4.046%	3/15/61	100	96
[2]	BANK Class A3 Series 2019-BNK19	3.183%	8/15/61	75	64
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BANK Class A3 Series 2019-BNK20	3.011%	9/15/62	170	145
[2]	BANK Class A3 Series 2019-BNK23	2.920%	12/15/52	180	159
[2]	BANK Class A3 Series 2019-BNK24	2.960%	11/15/62	150	133
[2,4]	BANK Class A3 Series 2023-5YR2	6.656%	7/15/56	100	106
[2,4]	BANK Class A3 Series 2023-5YR3	6.724%	9/15/56	50	53
[2]	BANK Class A4 Series 2017-BNK6	3.254%	7/15/60	50	47
[2]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	100	93
[2]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	150	135
[2]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	150	140
[2,4]	BANK Class A4 Series 2018-BNK12	4.255%	5/15/61	125	121
[2]	BANK Class A4 Series 2018-BNK13	3.953%	8/15/61	50	47
[2,4]	BANK Class A4 Series 2018-BNK14	4.231%	9/15/60	100	96
[2,4]	BANK Class A4 Series 2018-BNK15	4.407%	11/15/61	110	107
[2]	BANK Class A4 Series 2019-BNK16	4.005%	2/15/52	125	119
[2]	BANK Class A4 Series 2019-BNK17	3.714%	4/15/52	100	94
[2]	BANK Class A4 Series 2019-BNK18	3.584%	5/15/62	100	87
[2]	BANK Class A4 Series 2019-BNK22	2.978%	11/15/62	290	256
[2]	BANK Class A4 Series 2020-BNK26	2.403%	3/15/63	175	148
[2]	BANK Class A4 Series 2020-BNK28	1.844%	3/15/63	50	41
[2]	BANK Class A4 Series 2020-BNK29	1.997%	11/15/53	50	40
[2]	BANK Class A4 Series 2020-BNK30	1.925%	12/15/53	75	60
[2]	BANK Class A4 Series 2021-BNK31	2.036%	2/15/54	50	41
[2]	Bank Class A4 Series 2023-BNK46	5.745%	8/15/56	100	105
[2]	BANK Class A5 Series 2017-BNK5	3.390%	6/15/60	150	142
[2]	BANK Class A5 Series 2017-BNK6	3.518%	7/15/60	404	382
[2]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	75	71
[2]	BANK Class A5 Series 2018-BNK10	3.688%	2/15/61	250	237
[2,4]	BANK Class A5 Series 2018-BNK13	4.217%	8/15/61	25	24
[2]	BANK Class A5 Series 2019-BNK21	2.851%	10/17/52	100	87
[2]	BANK Class A5 Series 2020-BNK25	2.649%	1/15/63	200	171
[2]	BANK Class A5 Series 2020-BNK27	2.144%	4/15/63	150	123
[2]	BANK Class A5 Series 2021-BN32	2.643%	4/15/54	75	64
[2]	BANK Class A5 Series 2021-BNK33	2.556%	5/15/64	50	42
[2]	BANK Class A5 Series 2021-BNK34	2.438%	6/15/63	150	120
[2]	BANK Class A5 Series 2021-BNK35	2.285%	6/15/64	100	83
[2]	BANK Class A5 Series 2021-BNK36	2.470%	9/15/64	125	105
[2,4]	BANK Class A5 Series 2021-BNK37	2.618%	11/15/64	125	105
[2]	BANK Class A5 Series 2022-BNK43	4.399%	8/15/55	175	167
[2]	BANK Class A5 Series 2023-BNK45	5.203%	2/15/56	50	51
[2]	BANK Class AS Series 2017-BNK5	3.624%	6/15/60	100	93
[2,4]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	404	370
[2]	BANK Class AS Series 2017-BNK7	3.748%	9/15/60	75	69
[2]	BANK Class AS Series 2017-BNK8	3.731%	11/15/50	25	21
[2,4]	BANK Class AS Series 2018-BNK10	3.898%	2/15/61	50	46
[2,4]	BANK Class AS Series 2018-BNK12	4.345%	5/15/61	50	46
[2,4]	BANK Class AS Series 2018-BNK14	4.481%	9/15/60	25	23
[2]	BANK Class AS Series 2019-BNK17	3.976%	4/15/52	25	23
[2,4]	BANK Class AS Series 2019-BNK18	3.826%	5/15/62	50	44
[2]	BANK Class AS Series 2019-BNK21	3.093%	10/17/52	75	59
[2]	BANK Class AS Series 2019-BNK23	3.203%	12/15/52	75	60
[2,4]	BANK Class AS Series 2019-BNK24	3.283%	11/15/62	75	65
[2]	BANK Class AS Series 2020-BNK25	2.841%	1/15/63	65	53
[2]	BANK Class AS Series 2020-BNK26	2.687%	3/15/63	55	41
[2]	BANK Class AS Series 2020-BNK27	2.551%	4/15/63	50	40
[2,4]	BANK Class AS Series 2021-BNK31	2.211%	2/15/54	25	19
[2,4]	BANK Class AS Series 2021-BNK36	2.695%	9/15/64	50	41
[2,4]	BANK Class AS Series 2023-5YR2	7.140%	7/15/56	25	26
[2,4]	Bank Class AS Series 2023-5YR3	7.315%	9/15/56	50	53

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	BANK Class AS Series 2023-BNK45	5.651%	2/15/56	25	25
[2]	BANK Class ASB Series 2018-BNK10	3.641%	2/15/61	41	40
[2,4]	BANK Class C Series 2017-BNK8	4.094%	11/15/50	50	33
[2,4]	BANK Class C Series 2019-BNK19	4.029%	8/15/61	35	21
[2]	Bank of America Commercial Mortgage Trust Class AS Series 2017-BNK3	3.748%	2/15/50	28	26
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C3	3.583%	5/15/52	250	232
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C5	3.063%	11/15/52	150	135
[2]	Barclays Commercial Mortgage Trust Class A5 Series 2019-C4	2.919%	8/15/52	275	246
[2,4]	Barclays Commercial Mortgage Trust Class A5 Series 2022-C14	2.946%	2/15/55	200	172
[2]	Barclays Commercial Mortgage Trust Class AS Series 2019-C4	3.171%	8/15/52	25	20
[2,4]	Barclays Commercial Mortgage Trust Class AS Series 2019-C5	3.366%	11/15/52	100	87
[2]	Barclays Dryrock Issuance Trust Class A Series 2022-1	3.070%	2/15/28	100	97
[2]	Barclays Dryrock Issuance Trust Class A Series 2023-1	4.720%	2/15/29	275	275
[2]	BBCMS Mortgage Trust Class A4 Series 2017-C1	3.674%	2/15/50	125	118
[2]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	100	88
[2]	BBCMS Mortgage Trust Class A5 Series 2018-C2	4.314%	12/15/51	125	121
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C7	2.037%	4/15/53	50	42
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C8	2.040%	10/15/53	125	104
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C11	2.322%	9/15/54	50	42
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C12	2.689%	11/15/54	100	84
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C9	2.299%	2/15/54	150	126
[2]	BBCMS Mortgage Trust Class A5 Series 2023-C19	5.451%	4/15/56	50	51
[2]	BBCMS Mortgage Trust Class A5 Series 2023-C20	5.576%	7/15/56	25	26
[2,4]	BBCMS Mortgage Trust Class A5 Series 2023-C21	6.000%	9/15/56	100	107
[2,4]	BBCMS Mortgage Trust Class A5 Series 2023-C22	6.804%	11/15/56	50	57
[2]	BBCMS Mortgage Trust Class AS Series 2017-C1	3.898%	2/15/50	100	93
[2]	BBCMS Mortgage Trust Class AS Series 2020-C6	2.840%	2/15/53	35	29
[2,4]	BBCMS Mortgage Trust Class AS Series 2023-C19	6.070%	4/15/56	25	25
[2,4]	BBCMS Mortgage Trust Class AS Series 2023-C20	5.973%	7/15/56	25	25
[2,4]	BBCMS Mortgage Trust Class AS Series 2023-C21	6.296%	9/15/56	50	52
[2]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/54	150	127
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B2	3.662%	2/15/51	24	23
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B3	3.848%	4/10/51	17	16
[2]	Benchmark Mortgage Trust Class A2 Series 2020-B17	2.211%	3/15/53	50	46
[2]	Benchmark Mortgage Trust Class A3 Series 2020-IG1	2.687%	9/15/43	125	100
[2,4]	Benchmark Mortgage Trust Class A3 Series 2023-V2	5.812%	5/15/55	75	77
[2,4]	Benchmark Mortgage Trust Class A3 Series 2023-V3	6.363%	7/15/56	20	21
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B5	4.208%	7/15/51	75	72
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	50	47
[2,4]	Benchmark Mortgage Trust Class A4 Series 2018-B7	4.510%	5/15/53	175	168
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B10	3.717%	3/15/62	80	75
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B13	2.952%	8/15/57	280	250
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	100	94
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	325	305
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B3	4.025%	4/10/51	225	213
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B4	4.121%	7/15/51	350	334
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B8	4.232%	1/15/52	125	118
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B14	3.049%	12/15/62	225	202
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	230	197
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B9	4.016%	3/15/52	105	98
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	100	88
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B17	2.289%	3/15/53	100	83
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B20	2.034%	10/15/53	100	79
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B21	1.978%	12/17/53	125	101
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B22	1.973%	1/15/54	100	80
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B23	2.070%	2/15/54	225	177
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B24	2.584%	3/15/54	125	102
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.577%	4/15/54	125	101
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.847%	4/15/54	50	38
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B26	2.613%	6/15/54	75	61
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B28	2.224%	8/15/54	100	82
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B29	2.388%	9/15/54	50	41
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B30	2.576%	11/15/54	200	168
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B32	3.002%	1/15/55	275	225
[2]	Benchmark Mortgage Trust Class A5 Series 2022-B33	3.458%	3/15/55	75	67
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B34	3.786%	4/15/55	50	43
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B36	4.470%	7/15/55	100	95
[2]	Benchmark Mortgage Trust Class A5 Series 2023-B39	5.754%	7/15/56	175	184
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	50	45
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B4	4.311%	7/15/51	75	69
[2]	Benchmark Mortgage Trust Class AM Series 2019-B10	3.979%	3/15/62	50	46
[2,4]	Benchmark Mortgage Trust Class AM Series 2020-B16	2.944%	2/15/53	25	21
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B2	4.084%	2/15/51	150	125
[2]	Benchmark Mortgage Trust Class AS Series 2018-B6	4.441%	10/10/51	25	23
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B8	4.532%	1/15/52	50	44
[2]	Benchmark Mortgage Trust Class AS Series 2019-B11	3.784%	5/15/52	75	59
[2]	Benchmark Mortgage Trust Class AS Series 2020-B17	2.583%	3/15/53	30	24
[2]	Benchmark Mortgage Trust Class AS Series 2020-B19	2.148%	9/15/53	25	18
[2]	Benchmark Mortgage Trust Class AS Series 2020-B20	2.375%	10/15/53	10	8
[2,4]	Benchmark Mortgage Trust Class AS Series 2020-IG1	2.909%	9/15/43	50	36
[2]	Benchmark Mortgage Trust Class AS Series 2021-B23	2.274%	2/15/54	75	56
[2]	Benchmark Mortgage Trust Class AS Series 2021-B24	2.780%	3/15/54	25	20
[2,4]	Benchmark Mortgage Trust Class AS Series 2022-B32	3.410%	1/15/55	75	60
[2]	Benchmark Mortgage Trust Class AS Series 2023-B39	6.250%	7/15/56	50	52
[2,4]	Benchmark Mortgage Trust Class AS Series 2023-V2	6.537%	5/15/55	25	25
[2,4]	Benchmark Mortgage Trust Class AS Series 2023-V3	7.097%	7/15/56	60	62
[2,4]	BMO Mortgage Trust Class A3 Series 2023-5C1	6.534%	8/15/56	400	421

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	BMO Mortgage Trust Class A5 Series 2022-C1	3.374%	2/15/55	50	44
[2]	BMO Mortgage Trust Class A5 Series 2022-C3	5.313%	9/15/54	200	203
[2,4]	BMO Mortgage Trust Class A5 Series 2023-C4	5.117%	2/15/56	50	50
[2]	BMO Mortgage Trust Class A5 Series 2023-C5	5.765%	6/15/56	50	53
[2,4]	BMO Mortgage Trust Class A5 Series 2023-C6	5.956%	9/15/56	100	107
[2]	BMO Mortgage Trust Class A5 Series 2023-C7	6.160%	12/15/56	300	326
[2,4]	BMO Mortgage Trust Class AS Series 2023-5C1	7.118%	8/15/56	300	311
[2,4]	BMO Mortgage Trust Class AS Series 2023-5C1	6.550%	9/15/56	40	42
[2,4]	BMO Mortgage Trust Class AS Series 2023-5C2	7.244%	11/15/56	200	210
[2,4]	BMO Mortgage Trust Class AS Series 2023-C5	6.162%	6/15/56	25	25
[2,4]	BMO Mortgage Trust Class AS Series 2023-C7	6.674%	12/15/56	200	214
[2]	BMW Vehicle Lease Trust Class A3 Series 2023-1	5.160%	11/25/25	50	50
[2]	BMW Vehicle Lease Trust Class A3 Series 2023-2	5.990%	9/25/26	25	25
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-2	0.430%	1/27/25	37	37
[2]	BMW Vehicle Lease Trust Class A4 Series 2023-1	5.070%	6/25/26	25	25
[2]	BMW Vehicle Lease Trust Class A4 Series 2023-2	5.980%	2/25/27	25	25
[2]	BMW Vehicle Owner Trust Class A3 Series 2022-A	3.210%	8/25/26	24	24
[2]	BMW Vehicle Owner Trust Class A3 Series 2023-A	5.470%	2/25/28	25	25
[2]	BMW Vehicle Owner Trust Class A4 Series 2023-A	5.250%	11/26/29	7	7
[2]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	135	117
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF1	3.786%	5/15/52	125	114
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF2	2.874%	11/15/52	140	122
[2]	Cantor Commercial Real Estate Lending Class AS Series 2019-CF3	3.298%	1/15/53	60	50
[2]	Capital One Multi-Asset Execution Trust Class A Series 2022-A2	3.490%	5/15/27	400	392
[2]	Capital One Multi-Asset Execution Trust Class A Series 2023-A1	4.420%	5/15/28	300	299
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2021-A1	0.550%	7/15/26	200	195
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2022-A1	2.800%	3/15/27	400	390
[2]	Capital One Multi-Asset Execution Trust Class A2 Series 2021-A2	1.390%	7/15/30	450	394
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2019-A3	2.060%	8/15/28	300	281
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/15/26	400	386
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	73	70
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-1	3.170%	4/15/27	100	98
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-2	3.660%	5/17/27	75	74
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2023-1	4.870%	2/15/28	25	25
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2022-1	3.320%	9/15/27	50	48
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2023-1	4.760%	8/15/28	25	25
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.500%	8/15/25	82	81
[2]	CarMax Auto Owner Trust Class A3 Series 2021-1	0.340%	12/15/25	16	16
[2]	CarMax Auto Owner Trust Class A3 Series 2021-2	0.520%	2/17/26	40	39
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CarMax Auto Owner Trust Class A3 Series 2021-4	0.560%	9/15/26	68	65
[2]	CarMax Auto Owner Trust Class A3 Series 2022-1	1.470%	12/15/26	83	81
[2]	CarMax Auto Owner Trust Class A3 Series 2022-2	3.490%	2/16/27	98	97
[2]	CarMax Auto Owner Trust Class A3 Series 2023-1	4.750%	10/15/27	100	100
[2]	Carmax Auto Owner Trust Class A3 Series 2023-2	5.050%	1/18/28	75	75
[2]	CarMax Auto Owner Trust Class A3 Series 2023-3	5.280%	5/15/28	40	40
[2]	CarMax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	10	10
[2]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	20	20
[2]	CarMax Auto Owner Trust Class A4 Series 2020-4	0.630%	6/15/26	25	24
[2]	CarMax Auto Owner Trust Class A4 Series 2021-2	0.810%	12/15/26	25	24
[2]	CarMax Auto Owner Trust Class A4 Series 2022-1	1.700%	8/16/27	50	47
[2]	CarMax Auto Owner Trust Class A4 Series 2023-1	4.650%	1/16/29	25	25
[2]	Carmax Auto Owner Trust Class A4 Series 2023-2	5.010%	11/15/28	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2023-3	5.260%	2/15/29	20	20
[2]	CarMax Auto Owner Trust Class A4 Series 2023-4	5.960%	5/15/29	50	52
[2]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	51	50
[2]	CD Mortgage Trust Class A3 Series 2019-CD8	2.657%	8/15/57	40	35
[2]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	150	137
[2,4]	CD Mortgage Trust Class A4 Series 2016-CD2	3.526%	11/10/49	100	92
[2]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	144	131
[2]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	75	71
[2]	CD Mortgage Trust Class A4 Series 2019-CD8	2.912%	8/15/57	450	368
[2]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	125	116
[2]	CD Mortgage Trust Class AAB Series 2017-CD3	3.453%	2/10/50	15	15
[2,4]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	75	67
[2]	CD Mortgage Trust Class AS Series 2017-CD3	3.833%	2/10/50	31	25
[2]	CD Mortgage Trust Class ASB Series 2017-CD6	3.332%	11/13/50	39	38
[2]	CD Mortgage Trust Class ASB Series 2018-CD7	4.213%	8/15/51	9	9
[2]	CenterPoint Energy Transition Bond Co. IV LLC Class A3 Series 2012-1	3.028%	10/15/25	83	82
[2]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C3	3.865%	1/10/48	125	120
[2,4]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C6	3.217%	11/10/49	250	236
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	150	142
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2017-C8	3.572%	6/15/50	50	46
[2]	CFCRE Commercial Mortgage Trust Class AM Series 2016-C4	3.691%	5/10/58	100	92
[2]	CGMS Commercial Mortgage Trust Class A4 Series 2017-B1	3.458%	8/15/50	250	233
[2,4]	CGMS Commercial Mortgage Trust Class AS Series 2017-B1	3.711%	8/15/50	50	46
[2]	Chase Issuance Trust Class A Series 2022-A1	3.970%	9/15/27	100	99
[2]	Chase Issuance Trust Class A Series 2023-A1	5.160%	9/15/28	120	122
[2]	Chase Issuance Trust Class A Series 2023-A2	5.080%	9/15/30	100	103
[2]	Citibank Credit Card Issuance Trust Class A3 Series 2007-A3	6.150%	6/15/39	100	101
[2]	Citibank Credit Card Issuance Trust Class A7 Series 2018-A7	3.960%	10/13/30	200	196
[2]	Citigroup Commercial Mortgage Trust Class A2 Series 2018-B2	3.788%	3/10/51	25	25
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-P4	2.646%	7/10/49	150	142

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-C4	3.209%	10/12/50	85	79
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/11/47	3	3
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	100	99
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	175	171
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC29	3.192%	4/10/48	175	169
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	100	96
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC33	3.778%	9/10/58	100	96
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-C1	3.209%	5/10/49	125	118
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC37	3.314%	4/10/49	50	48
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-P4	2.902%	7/10/49	75	70
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	250	233
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-B2	4.009%	3/10/51	275	262
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2019-GC43	3.038%	11/10/52	275	237
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	50	50
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	225	219
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2016-GC36	3.616%	2/10/49	475	452
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2019-GC41	2.869%	8/10/56	225	199
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2020-GC46	2.717%	2/15/53	110	95
[2,4]	Citigroup Commercial Mortgage Trust Class A5 Series 2022-GC48	4.580%	5/15/54	75	73
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2016-C1	3.003%	5/10/49	24	23
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC19	4.345%	3/11/47	25	25
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2015-GC27	3.571%	2/10/48	100	97
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2017-C4	3.764%	10/12/50	50	46
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2020-GC46	2.918%	2/15/53	45	35
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC21	4.328%	5/10/47	50	47
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2015-GC29	3.758%	4/10/48	84	80
[2]	CNH Equipment Trust Class A3 Series 2022-A	2.940%	7/15/27	50	49
[2]	CNH Equipment Trust Class A3 Series 2023-A	4.810%	8/15/28	50	50
[2]	CNH Equipment Trust Class A3 Series 2023-B	5.600%	2/15/29	50	51
[2]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	4	4
[2]	COMM Mortgage Trust Class A3 Series 2014-CR21	3.528%	12/10/47	144	142
[2]	COMM Mortgage Trust Class A3 Series 2017-COR2	3.510%	9/10/50	35	33
[2]	COMM Mortgage Trust Class A3 Series 2018-COR3	4.228%	5/10/51	125	117
[2,4]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	35	35
[2]	COMM Mortgage Trust Class A4 Series 2014-CR20	3.590%	11/10/47	50	49
[2]	COMM Mortgage Trust Class A4 Series 2014-LC15	4.006%	4/10/47	79	78
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS3	3.819%	6/10/47	100	99
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS5	3.838%	9/10/47	125	123
[2]	COMM Mortgage Trust Class A4 Series 2015-CR23	3.497%	5/10/48	100	97
[2]	COMM Mortgage Trust Class A4 Series 2015-CR24	3.432%	8/10/48	154	150
[2]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	125	121
[2]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	225	216
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	125	121
[2]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	125	122
[2]	COMM Mortgage Trust Class A4 Series 2016-CR28	3.762%	2/10/49	150	144
[2]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	50	50
[2]	COMM Mortgage Trust Class A5 Series 2014-CR19	3.796%	8/10/47	175	173
[2]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	50	49
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS2	3.961%	3/10/47	23	23
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS4	3.694%	8/10/47	125	122
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS6	3.644%	12/10/47	225	220
[2]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	150	145
[2]	COMM Mortgage Trust Class A5 Series 2015-DC1	3.350%	2/10/48	75	73
[2]	COMM Mortgage Trust Class A5 Series 2015-PC1	3.902%	7/10/50	100	97
[2]	COMM Mortgage Trust Class A5 Series 2019-GC44	2.950%	8/15/57	115	102
[2]	COMM Mortgage Trust Class AM Series 2013-CR12	4.300%	10/10/46	25	24
[2]	COMM Mortgage Trust Class AM Series 2014-CR16	4.278%	4/10/47	75	73
[2]	COMM Mortgage Trust Class AM Series 2014-CR19	4.080%	8/10/47	50	48
[2]	COMM Mortgage Trust Class AM Series 2014-UBS2	4.199%	3/10/47	15	15
[2]	COMM Mortgage Trust Class AM Series 2014-UBS4	3.968%	8/10/47	44	41
[2]	COMM Mortgage Trust Class AM Series 2014-UBS6	4.048%	12/10/47	50	47
[2,4]	COMM Mortgage Trust Class AM Series 2015-CR22	3.603%	3/10/48	100	96
[2]	COMM Mortgage Trust Class AM Series 2015-CR23	3.801%	5/10/48	50	48
[2]	COMM Mortgage Trust Class AM Series 2015-LC19	3.527%	2/10/48	50	48
[2]	COMM Mortgage Trust Class AM Series 2019-GC44	3.263%	8/15/57	50	42
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS6	3.387%	12/10/47	20	20
[2]	COMM Mortgage Trust Class ASB Series 2015-CR23	3.257%	5/10/48	17	17
[2]	COMM Mortgage Trust Class ASB Series 2015-CR27	3.404%	10/10/48	46	45
[2]	COMM Mortgage Trust Class ASB Series 2015-LC19	3.040%	2/10/48	5	5
[2]	COMM Mortgage Trust Class ASB Series 2016-DC2	3.550%	2/10/49	48	47
[2,4]	COMM Mortgage Trust Class B Series 2013-CR12	4.762%	10/10/46	25	18
[2,4]	COMM Mortgage Trust Class B Series 2014-CR15	4.509%	2/10/47	28	25
[2]	COMM Mortgage Trust Class B Series 2014-CR17	4.377%	5/10/47	25	24
[2]	COMM Mortgage Trust Class B Series 2014-UBS2	4.701%	3/10/47	10	10
[2,4]	COMM Mortgage Trust Class C Series 2014-CR15	4.559%	2/10/47	50	44
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2019-C16	3.329%	6/15/52	275	246
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2021-C20	2.805%	3/15/54	250	209
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C1	3.505%	4/15/50	100	97
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	150	145
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C3	3.718%	8/15/48	100	97
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	200	193
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2017-C8	3.392%	6/15/50	150	138
[2,4]	CSAIL Commercial Mortgage Trust Class A4 Series 2018-CX12	4.224%	8/15/51	25	24
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2019-C15	4.053%	3/15/52	225	210
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	200	188

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX10	3.458%	11/15/50	150	138
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX9	3.446%	9/15/50	50	46
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2018-CX11	4.033%	4/15/51	275	260
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C1	3.791%	4/15/50	75	72
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C2	3.849%	6/15/57	75	70
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2021-C20	3.076%	3/15/54	50	41
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C3	3.448%	8/15/48	20	20
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C4	3.617%	11/15/48	17	17
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C1	4.044%	4/15/50	50	47
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C3	4.101%	8/15/48	50	44
[2]	Daimler Trucks Retail Trust Class A3 Series 2022-1	5.230%	2/17/26	50	50
[2]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	100	94
[2]	DBJPM Mortgage Trust Class A4 Series 2016-C1	3.276%	5/10/49	75	71
[2]	DBJPM Mortgage Trust Class A5 Series 2016-C3	2.890%	8/10/49	100	92
[2]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	100	93
[2]	DBJPM Mortgage Trust Class A5 Series 2020-C9	1.926%	8/15/53	50	41
[2,4]	DBJPM Mortgage Trust Class AM Series 2017-C6	3.561%	6/10/50	50	44
[2]	Discover Card Execution Note Trust Class A Series 2022-A2	3.320%	5/15/27	400	392
[2]	Discover Card Execution Note Trust Class A Series 2022-A4	5.030%	10/15/27	225	226
[2]	Discover Card Execution Note Trust Class A Series 2023-A1	4.310%	3/15/28	300	298
[2]	Discover Card Execution Note Trust Class A Series 2023-A2	4.930%	6/15/28	275	277
[2]	Discover Card Execution Note Trust Class A1 Series 2021-A1	0.580%	9/15/26	175	169
[2]	Discover Card Execution Note Trust Class A1 Series 2022-A1	1.960%	2/15/27	200	193
[2]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	150	136
[2]	Discover Card Execution Note Trust Class A3 Series 2022-A3	3.560%	7/15/27	400	392
[2]	Drive Auto Receivables Trust Class C Series 2021-1	1.020%	6/15/27	5	5
[2]	Drive Auto Receivables Trust Class C Series 2021-2	0.870%	10/15/27	26	26
[2]	Drive Auto Receivables Trust Class D Series 2021-2	1.390%	3/15/29	50	48
[2]	Exeter Automobile Receivables Trust Class B Series 2022-2A	3.650%	10/15/26	20	20
[2]	Exeter Automobile Receivables Trust Class B Series 2023-1A	5.720%	4/15/27	25	25
[2]	Exeter Automobile Receivables Trust Class B Series 2023-4A	6.310%	10/15/27	20	20
[2]	Exeter Automobile Receivables Trust Class C Series 2021-1A	0.740%	1/15/26	1	1
[2]	Exeter Automobile Receivables Trust Class C Series 2021-3A	0.960%	10/15/26	39	38
[2]	Exeter Automobile Receivables Trust Class C Series 2022-2A	3.850%	7/17/28	50	49
[2]	Exeter Automobile Receivables Trust Class C Series 2023-1A	5.820%	2/15/28	25	25
[2]	Exeter Automobile Receivables Trust Class C Series 2023-4A	6.510%	8/15/28	20	20
[2]	Exeter Automobile Receivables Trust Class D Series 2021-3A	1.550%	6/15/27	35	33
[2]	Exeter Automobile Receivables Trust Class D Series 2022-1A	3.020%	6/15/28	50	47
[2]	Exeter Automobile Receivables Trust Class D Series 2022-2A	4.560%	7/17/28	25	24
[1,2,4]	Fannie Mae-Aces Class 1A Series 2014-M7	3.202%	6/25/24	116	115
[1,2]	Fannie Mae-Aces Class 2A2 Series 2019-M21	2.350%	2/25/31	29	26
[1,2,4]	Fannie Mae-Aces Class 2A2 Series 2021-M13	1.626%	3/25/33	200	158
[1,2]	Fannie Mae-Aces Class 3A2 Series 2019-M18	2.577%	9/25/31	100	88
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Fannie Mae-Aces Class A Series 2015-M2	2.620%	12/25/24	124	121
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M13	3.021%	8/25/24	85	84
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M3	3.501%	1/25/24	6	6
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M4	3.346%	3/25/24	40	40
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M8	3.056%	6/25/24	53	53
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M9	3.103%	7/25/24	92	91
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M1	2.532%	9/25/24	191	187
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M10	3.092%	4/25/27	66	63
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M12	2.802%	5/25/25	144	140
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M15	2.923%	10/25/25	134	130
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M3	2.723%	10/25/24	64	62
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M7	2.590%	12/25/24	116	114
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M8	2.900%	1/25/25	83	81
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M11	2.369%	7/25/26	233	221
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M12	2.445%	9/25/26	230	219
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M13	2.513%	9/25/26	54	52
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M3	2.702%	2/25/26	59	57
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M4	2.576%	3/25/26	60	57
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M5	2.469%	4/25/26	176	169
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/26	41	39
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M9	2.292%	6/25/26	284	269
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M1	2.417%	10/25/26	147	138
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M12	3.060%	6/25/27	192	185
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M14	2.862%	11/25/27	55	52
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M2	2.825%	2/25/27	120	115
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M4	2.552%	12/25/26	135	128
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M5	3.069%	4/25/29	53	50
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M7	2.961%	2/25/27	208	197
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M8	3.061%	5/25/27	406	390
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M10	3.357%	7/25/28	125	120
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M12	3.631%	8/25/30	50	48
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M13	3.740%	9/25/30	155	148
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M14	3.581%	8/25/28	167	161
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M2	2.908%	1/25/28	382	363
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M3	3.069%	2/25/30	62	58
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M4	3.064%	3/25/28	125	120
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M7	3.032%	3/25/28	91	86
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M1	3.547%	9/25/28	174	165
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M12	2.885%	6/25/29	393	366
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M18	2.469%	8/25/29	238	216
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M2	3.624%	11/25/28	181	176
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M22	2.522%	8/25/29	335	304
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M4	3.610%	2/25/31	288	273

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M5	3.273%	2/25/29	195	186
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M7	3.143%	4/25/29	190	177
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M9	2.937%	6/25/29	291	274
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M1	2.444%	10/25/29	950	852
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M14	1.784%	5/25/30	244	209
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M29	1.492%	5/25/30	100	83
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M42	1.270%	7/25/30	10	8
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M46	1.323%	5/25/30	250	208
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M5	2.210%	1/25/30	110	98
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M52	1.316%	10/25/30	275	224
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1	1.390%	11/25/30	60	49
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M11	1.458%	3/25/31	225	181
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M13	1.602%	4/25/31	50	41
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M19	1.739%	10/25/31	275	228
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1G	1.469%	11/25/30	50	41
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M3G	1.245%	1/25/31	225	183
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M1	1.668%	10/25/31	325	262
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M10	1.938%	1/25/32	225	186
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M1G	1.532%	9/25/31	75	61
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M3	1.707%	11/25/31	100	82
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M4	2.290%	5/25/30	150	133
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M8	1.937%	12/25/31	150	125
[1,2,4]	Fannie Mae-Aces Class A2 Series 2023-M1S	4.506%	4/25/33	140	140
[1,2,4]	Fannie Mae-Aces Class A2 Series 2023-M6	4.190%	7/25/28	140	138
[1,2,4]	Fannie mae-Aces Class A2 Series 2023-M8	4.471%	3/25/33	50	50
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2017-M15	3.155%	11/25/27	234	225
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M10	2.584%	7/25/24	56	55
[1,2,4]	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2 Series K-160	4.500%	8/25/33	200	201
[1,2]	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2 Series K-161	4.900%	10/25/33	100	103
[1,2,4]	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2 Series K510	5.069%	10/25/28	100	103
[1,2]	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2 Series K753	4.400%	10/25/30	200	200
[1,2]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K-1522	2.361%	10/25/36	150	115
[1,2,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K508	4.740%	8/25/28	150	152
[1,2]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K509	4.850%	9/25/28	100	101
[2]	Fifth Third Auto Trust Class A3 Series 2023-1	5.530%	8/15/28	100	101
[2]	Fifth Third Auto Trust Class A4 Series 2023-1	5.520%	2/17/31	20	20
[2]	First National Master Note Trust Class A Series 2023-2	5.770%	9/15/29	50	51
[2]	Ford Credit Auto Lease Trust Class A3 Series 2023-A	4.940%	3/15/26	50	50
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ford Credit Auto Lease Trust Class A3 Series 2023-B	5.910%	10/15/26	100	101
[2]	Ford Credit Auto Lease Trust Class A4 Series 2023-A	4.830%	5/15/26	25	25
[2]	Ford Credit Auto Lease Trust Class A4 Series 2023-B	5.870%	1/15/27	50	51
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-C	0.410%	7/15/25	12	12
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.300%	8/15/25	35	34
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-A	1.290%	6/15/26	37	36
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-B	3.740%	9/15/26	75	74
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-C	4.480%	12/15/26	100	99
[2]	Ford Credit Auto Owner Trust Class A3 Series 2023-A	4.650%	2/15/28	50	50
[2]	Ford Credit Auto Owner Trust Class A3 Series 2023-B	5.230%	5/15/28	50	51
[2]	Ford Credit Auto Owner Trust Class A3 Series 2023-C	5.530%	9/15/28	100	102
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-B	0.790%	11/15/25	19	19
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-C	0.510%	8/15/26	25	24
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.490%	9/15/26	50	48
[2]	Ford Credit Auto Owner Trust Class A4 Series 2022-C	4.590%	12/15/27	100	99
[2]	Ford Credit Auto Owner Trust Class A4 Series 2023-A	4.560%	12/15/28	25	25
[2]	Ford Credit Auto Owner Trust Class A4 Series 2023-C	5.490%	5/15/29	50	51
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-4	4.060%	11/15/30	100	97
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-2	3.060%	4/15/26	150	149
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-4	2.440%	9/15/26	185	181
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	150	141
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K040	2.768%	4/25/24	6	6
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K042	2.267%	6/25/24	4	4
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K047	2.827%	12/25/24	5	5
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K080	3.736%	4/25/28	77	75
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K087	3.591%	10/25/27	76	75
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K121	0.995%	8/25/30	23	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K122	0.863%	5/25/30	14	12
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K129	1.342%	9/25/30	44	38
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K143	2.711%	4/25/55	99	91
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K-1520	2.007%	7/25/35	49	41
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K038	3.389%	3/25/24	135	134
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K039	3.303%	7/25/24	205	203
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K040	3.241%	9/25/24	275	271
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K041	3.171%	10/25/24	272	268

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K042	2.670%	12/25/24	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K043	3.062%	12/25/24	148	145
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K045	3.023%	1/25/25	153	150
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K046	3.205%	3/25/25	175	171
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K047	3.329%	5/25/25	175	171
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K048	3.284%	6/25/25	325	318
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K049	3.010%	7/25/25	125	122
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K050	3.334%	8/25/25	200	195
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K052	3.151%	11/25/25	125	122
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K053	2.995%	12/25/25	75	73
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K056	2.525%	5/25/26	150	143
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	100	95
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K064	3.224%	3/25/27	300	290
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K065	3.243%	4/25/27	433	418
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K066	3.117%	6/25/27	150	144
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K067	3.194%	7/25/27	500	481
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	125	120
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/27	200	192
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/27	75	72
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	225	216
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	100	97
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K073	3.350%	1/25/28	125	120
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K074	3.600%	1/25/28	225	218
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K075	3.650%	2/25/28	150	146
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K076	3.900%	4/25/28	350	344
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K078	3.854%	6/25/28	100	98
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K079	3.926%	6/25/28	25	25
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K080	3.926%	7/25/28	175	172
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K081	3.900%	8/25/28	350	343
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K082	3.920%	9/25/28	75	74
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K083	4.050%	9/25/28	1,700	1,676
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K084	3.780%	10/25/28	275	268
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K085	4.060%	10/25/28	225	222
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K087	3.771%	12/25/28	400	390
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	275	267
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K089	3.563%	1/25/29	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K090	3.422%	2/25/29	200	192
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K091	3.505%	3/25/29	450	433
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K092	3.298%	4/25/29	225	214
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K093	2.982%	5/25/29	400	375
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K094	2.903%	6/25/29	275	256
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K095	2.785%	6/25/29	275	255
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K096	2.519%	7/25/29	225	205
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K098	2.425%	8/25/29	450	407
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K099	2.595%	9/25/29	210	192
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K101	2.524%	10/25/29	370	335
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K102	2.537%	10/25/29	350	318
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K103	2.651%	11/25/29	300	274
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K104	2.253%	1/25/30	445	396
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K105	1.872%	1/25/30	95	83
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K106	2.069%	1/25/30	1,300	1,142
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K107	1.639%	1/25/30	100	86
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K108	1.517%	3/25/30	150	127
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K109	1.558%	4/25/30	425	360
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K110	1.477%	4/25/30	25	21
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K111	1.350%	5/25/30	25	21
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K114	1.366%	6/25/30	125	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K116	1.378%	7/25/30	320	266

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117	1.406%	8/25/30	25	21
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118	1.493%	9/25/30	400	333
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K120	1.500%	10/25/30	300	249
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K121	1.547%	10/25/30	175	146
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K122	1.521%	11/25/30	175	145
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K124	1.658%	12/25/30	150	125
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K125	1.846%	1/25/31	700	592
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K126	2.074%	1/25/31	250	215
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K127	2.108%	1/25/31	425	366
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K128	2.020%	3/25/31	250	214
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K129	1.914%	5/25/31	400	339
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K130	1.723%	6/25/31	150	125
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K131	1.853%	7/25/31	400	336
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K132	2.023%	8/25/31	100	85
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K133	2.096%	9/25/31	200	170
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K134	2.243%	10/25/31	200	172
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K135	2.154%	10/25/31	125	107
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K138	2.476%	1/25/32	150	130
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K140	2.250%	1/25/32	100	85
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K143	2.350%	3/25/32	100	86
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K148	3.500%	7/25/32	700	654
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1510	3.718%	1/25/31	75	72
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1511	3.470%	3/25/31	100	94
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1514	2.859%	10/25/34	225	191
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1515	1.940%	2/25/35	150	118
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1516	1.721%	5/25/35	225	162
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1517	1.716%	7/25/35	25	19
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1518	1.860%	10/25/35	100	75
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1519	2.013%	12/25/35	100	76
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K152	3.080%	1/25/31	100	92
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1520	2.438%	2/25/36	200	159
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/36	150	115
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K155	3.750%	11/25/32	100	96
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-156	4.430%	2/25/33	75	75
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K157	3.990%	5/25/33	75	73
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-157	4.200%	5/25/33	175	172
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K158	3.900%	12/25/30	100	97
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K159	3.950%	11/25/30	50	49
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-159	4.500%	7/25/33	140	141
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K505	4.819%	6/25/28	140	143
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K506	4.650%	8/25/28	100	101
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K507	4.800%	9/25/28	100	102
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-511	4.860%	10/25/28	50	51
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K512	5.000%	11/25/28	50	51
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K726	2.905%	4/25/24	105	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K727	2.946%	7/25/24	142	140
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K728	3.064%	8/25/24	212	209
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K729	3.136%	10/25/24	900	885
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K730	3.590%	1/25/25	261	257
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K731	3.600%	2/25/25	195	192
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K734	3.208%	2/25/26	375	365
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K735	2.862%	5/25/26	490	472
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K738	1.545%	1/25/27	100	92
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K739	1.336%	9/25/27	25	23
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K742	1.760%	3/25/28	200	181
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K743	1.770%	5/25/28	125	112
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K744	1.712%	7/25/28	98	88
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K745	1.657%	8/25/28	50	44

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K746	2.031%	9/25/28	150	135
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K747	2.050%	11/25/28	125	113
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K751	4.412%	3/25/30	150	150
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K752	4.284%	7/25/30	140	139
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K754	4.940%	11/25/30	100	103
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KC02	3.370%	7/25/25	152	149
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KW01	2.853%	1/25/26	200	194
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1510	3.794%	1/25/34	395	375
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1511	3.542%	3/25/34	225	209
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	335	282
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K154	3.459%	11/25/32	50	47
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K155	3.750%	4/25/33	200	189
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K157	3.990%	8/25/33	75	72
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class AM Series K749	2.120%	4/25/29	50	44
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-1	1.900%	3/20/25	87	86
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-2	3.420%	6/20/25	64	64
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-3	4.010%	9/22/25	99	98
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2023-1	5.160%	4/20/26	25	25
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2023-2	5.050%	7/20/26	50	50
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2023-3	5.380%	11/20/26	25	25
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2023-1	5.160%	1/20/27	25	25
[2]	GM Financial Automobile Leasing Trust Class B Series 2023-1	5.510%	1/20/27	25	25
[2]	GM Financial Automobile Leasing Trust Class B Series 2023-2	5.540%	5/20/27	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-3	0.450%	4/16/25	8	8
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-4	0.380%	8/18/25	14	14
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-1	0.350%	10/16/25	13	13
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-2	0.510%	4/16/26	22	22
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-3	0.480%	6/16/26	55	53
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	54	52
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-1	1.260%	11/16/26	42	40
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-2	3.100%	2/16/27	50	49
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-3	3.640%	4/16/27	50	49
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-4	4.820%	8/16/27	125	125
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-1	4.660%	2/16/28	50	50
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-2	4.470%	2/16/28	50	50
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-3	5.450%	6/16/28	30	30
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-4	5.780%	8/16/28	50	51
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-3	0.580%	1/16/26	25	24
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-1	0.540%	5/17/27	250	240
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	25	24
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	50	47
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2023-2	4.430%	10/16/28	50	50
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2023-3	5.340%	12/18/28	18	18
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2023-4	5.710%	2/16/29	50	52
[2]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	150	136
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	150	145
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	50	48
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	100	94
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS2	3.050%	5/10/49	75	71
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	200	187
[2,4]	GS Mortgage Securities Trust Class A4 Series 2016-GS4	3.442%	11/10/49	75	71
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS5	3.674%	3/10/50	150	139
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS7	3.430%	8/10/50	261	232
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC39	3.567%	5/10/52	100	91
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	150	135
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/10/52	275	246
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GSA1	3.048%	11/10/52	125	111
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC22	3.862%	6/10/47	50	49
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	125	123
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	225	220
[2]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	150	147
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	125	111
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC47	2.377%	5/12/53	75	63
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GSA2	2.012%	12/12/53	125	100
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC26	3.365%	11/10/47	11	10
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC32	3.513%	7/10/48	37	36
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC34	3.278%	10/10/48	45	44
[2]	GS Mortgage Securities Trust Class AS Series 2014-GC26	3.964%	11/10/47	50	48
[2,4]	GS Mortgage Securities Trust Class AS Series 2016-GS4	3.645%	11/10/49	50	46
[2,4]	GS Mortgage Securities Trust Class AS Series 2017-GS5	3.826%	3/10/50	50	43

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS6	3.638%	5/10/50	100	83
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS7	3.663%	8/10/50	70	59
[2]	GS Mortgage Securities Trust Class AS Series 2019-GC42	3.212%	9/10/52	50	41
[2,4]	GS Mortgage Securities Trust Class AS Series 2020-GC45	3.173%	2/13/53	35	30
[2]	GS Mortgage Securities Trust Class AS Series 2020-GSA2	2.224%	12/12/53	25	19
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.497%	9/10/47	25	24
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC26	4.215%	11/10/47	50	44
[2,4]	GS Mortgage Securities Trust Class C Series 2017-GS6	4.322%	5/10/50	10	8
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-B	0.560%	11/16/26	60	59
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2022-A	3.060%	2/15/27	21	21
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2023-A	5.050%	12/15/27	50	50
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2023-B	5.690%	8/15/28	50	51
[2]	Harley-Davidson Motorcycle Trust Class A4 Series 2022-A	3.260%	1/15/30	25	24
[2]	Harley-Davidson Motorcycle Trust Class A4 Series 2023-A	4.970%	6/17/30	50	50
[2]	Harley-Davidson Motorcycle Trust Class A4 Series 2023-B	5.780%	4/15/31	50	51
[2]	Honda Auto Receivables Owner Trust Class A2 Series 2023-4	5.670%	6/21/28	200	204
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-1	0.270%	4/21/25	17	16
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-2	0.330%	8/15/25	42	41
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-3	0.410%	11/18/25	39	38
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-4	0.880%	1/21/26	70	68
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2022-1	1.880%	5/15/26	49	48
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2022-2	3.730%	7/20/26	50	49
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2023-1	5.040%	4/21/27	50	50
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2023-2	4.930%	11/15/27	25	25
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2023-3	5.410%	2/18/28	100	101
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	25	25
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2021-1	0.420%	1/21/28	50	49
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2023-1	4.970%	6/21/29	25	25
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2023-3	5.300%	12/18/29	20	20
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-C	0.380%	5/15/25	5	5
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-A	0.380%	9/15/25	14	14
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	35	34
[2]	Hyundai Auto Receivables Trust Class A3 Series 2023-A	4.580%	4/15/27	75	74
[2]	Hyundai Auto Receivables Trust Class A3 Series 2023-B	5.480%	4/17/28	43	44
[2]	Hyundai Auto Receivables Trust Class A3 Series 2023-C	5.540%	10/16/28	50	51
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	12	11
[2]	Hyundai Auto Receivables Trust Class A4 Series 2021-A	0.620%	5/17/27	25	24
[2]	Hyundai Auto Receivables Trust Class A4 Series 2023-A	4.480%	7/17/28	25	25
[2]	Hyundai Auto Receivables Trust Class A4 Series 2023-B	5.310%	8/15/29	13	13
[2]	John Deere Owner Trust Class A3 Series 2021-B	0.520%	3/16/26	61	59
[2]	John Deere Owner Trust Class A3 Series 2022-C	5.090%	6/15/27	175	175
[2]	John Deere Owner Trust Class A3 Series 2023-A	5.010%	11/15/27	50	50
[2]	John Deere Owner Trust Class A3 Series 2023-B	5.180%	3/15/28	50	50
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	John Deere Owner Trust Class A3 Series 2023-C	5.480%	5/15/28	120	122
[2]	John Deere Owner Trust Class A4 Series 2022-C	5.200%	9/17/29	50	50
[2]	John Deere Owner Trust Class A4 Series 2023-A	5.010%	12/17/29	25	25
[2]	John Deere Owner Trust Class A4 Series 2023-B	5.110%	5/15/30	25	25
[2]	John Deere Owner Trust Class A4 Series 2023-C	5.390%	8/15/30	20	21
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2016-JP4	3.648%	12/15/49	100	94
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2014-C20	3.805%	7/15/47	75	74
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2015-JP1	3.914%	1/15/49	75	72
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	250	232
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2016-JP4	3.870%	12/15/49	75	69
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	89	86
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	21	21
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C22	3.801%	9/15/47	175	172
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	175	170
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	59	57
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C28	3.227%	10/15/48	125	120
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C29	3.611%	5/15/48	100	96
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	82	79
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	82	80
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C21	3.775%	8/15/47	25	25
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C23	3.934%	9/15/47	85	84
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	50	49
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C25	3.672%	11/15/47	200	195
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C30	3.822%	7/15/48	100	95
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	125	119
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	25	25
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C19	4.243%	4/15/47	50	49
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C22	4.110%	9/15/47	50	48
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C23	4.202%	9/15/47	50	49
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C24	3.914%	11/15/47	75	69
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C25	4.065%	11/15/47	50	48

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C26	3.800%	1/15/48	50	48
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C28	3.532%	10/15/48	50	48
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	50	46
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2014-C21	3.428%	8/15/47	1	1
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C27	3.017%	2/15/48	25	25
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C29	3.304%	5/15/48	13	13
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C30	3.559%	7/15/48	27	27
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C31	3.540%	8/15/48	17	16
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C32	3.358%	11/15/48	39	38
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2016-C1	3.316%	3/17/49	29	28
[2,4]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.645%	2/15/47	30	27
[2]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C26	3.951%	1/15/48	50	45
[2]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2019-COR5	3.386%	6/13/52	200	179
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	400	379
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	100	93
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2019-COR4	4.029%	3/10/52	100	90
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2017-JP6	3.744%	7/15/50	100	88
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2019-COR5	3.669%	6/13/52	25	22
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2016-C2	3.144%	6/15/49	75	70
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	225	212
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2019-COR6	3.057%	11/13/52	175	138
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	75	69
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2020-COR7	2.180%	5/13/53	50	39
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2016-C2	3.484%	6/15/49	50	45
[2,4]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2017-C7	3.713%	10/15/50	50	45
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2018-C8	4.421%	6/15/51	25	23
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	4	5
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2023-A	4.740%	1/15/27	75	75
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-B	0.510%	3/15/27	25	25
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2023-A	4.710%	2/15/29	50	49
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2021-1	0.460%	6/15/26	42	41
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2023-1	4.510%	11/15/27	75	75
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2023-2	5.950%	11/15/28	50	52
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2020-1	0.770%	10/15/26	9	9
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2023-2	6.010%	1/15/31	50	52
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2017-C34	3.276%	11/15/52	125	117
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	75	73
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	200	194
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C21	3.338%	3/15/48	100	97
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C22	3.306%	4/15/48	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	125	121
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C24	3.732%	5/15/48	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C27	3.753%	12/15/47	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C28	3.544%	1/15/49	225	215
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	150	139
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	71	70
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C26	3.531%	10/15/48	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C30	2.860%	9/15/49	200	186
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C31	3.102%	11/15/49	250	233
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2017-C33	3.599%	5/15/50	150	142
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2017-C33	3.852%	5/15/50	100	93
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C19	3.326%	12/15/47	7	7
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C20	3.069%	2/15/48	7	7
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C22	3.040%	4/15/48	20	19
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C23	3.398%	7/15/50	12	12
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C25	3.383%	10/15/48	37	36
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C26	3.323%	10/15/48	25	25
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C27	3.557%	12/15/47	15	15
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2016-C28	3.288%	1/15/49	29	28
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C14	4.847%	2/15/47	100	99
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.352%	6/15/47	50	46

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C18	4.428%	10/15/47	50	48
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2015-C22	3.883%	4/15/48	50	46
[2]	Morgan Stanley Capital I Class A4 Series 2017-HR2	3.587%	12/15/50	50	47
[2]	Morgan Stanley Capital I Trust Class A3 Series 2016-UBS9	3.329%	3/15/49	25	24
[2]	Morgan Stanley Capital I Trust Class A3 Series 2019-L2	3.806%	3/15/52	50	47
[2]	Morgan Stanley Capital I Trust Class A3 Series 2020-L4	2.698%	2/15/53	175	154
[2]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	75	72
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	100	93
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	200	187
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UBS12	3.596%	12/15/49	200	187
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-H6	3.417%	6/15/52	250	229
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L2	4.071%	3/15/52	150	131
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L3	3.127%	11/15/52	200	175
[2]	Morgan Stanley Capital I Trust Class A4 Series 2020-HR8	2.041%	7/15/53	65	54
[2,4]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/54	75	62
[2]	Morgan Stanley Capital I Trust Class A5 Series 2017-H1	3.530%	6/15/50	150	140
[2]	Morgan Stanley Capital I Trust Class A5 Series 2021-L7	2.574%	10/15/54	150	126
[2,4]	Morgan Stanley Capital I Trust Class A5 Series 2022-L8	3.794%	4/15/55	150	136
[2]	Morgan Stanley Capital I Trust Class AS Series 2016-BNK2	3.282%	11/15/49	83	72
[2]	Morgan Stanley Capital I Trust Class AS Series 2019-H6	3.700%	6/15/52	25	22
[2]	Morgan Stanley Capital I Trust Class AS Series 2020-L4	2.880%	2/15/53	25	20
[2]	MSWF Commercial Mortgage Trust Class A5 Series 2023-1	5.752%	5/15/56	100	105
[2,4]	MSWF Commercial Mortgage Trust Class A5 Series 2023-2	6.014%	12/15/56	50	54
[2,4]	MSWF Commercial Mortgage Trust Class AS Series 2023-1	6.199%	5/15/56	50	50
[2]	Nissan Auto Lease Trust Class A3 Series 2023-A	4.910%	1/15/26	50	50
[2]	Nissan Auto Lease Trust Class A3 Series 2023-B	5.690%	7/15/26	25	25
[2]	Nissan Auto Lease Trust Class A4 Series 2023-A	4.800%	7/15/27	25	25
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2021-A	0.330%	10/15/25	45	44
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2022-A	1.860%	8/17/26	48	46
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2022-B	4.460%	5/17/27	75	74
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2023-A	4.910%	11/15/27	100	100
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-C	1.950%	5/15/26	8	8
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2021-A	0.570%	9/15/27	50	47
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2022-A	2.070%	12/17/29	25	24
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2023-B	5.960%	10/15/30	200	210
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2023-1	4.880%	4/15/27	150	149
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2023-2	5.210%	7/15/27	25	25
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2023-4	5.730%	4/17/28	40	40
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2023-5	6.020%	9/15/28	100	101
[2]	Santander Drive Auto Receivables Trust Class B Series 2022-1	2.360%	8/17/26	53	53
[2]	Santander Drive Auto Receivables Trust Class B Series 2022-2	3.440%	9/15/27	50	49
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-1	4.980%	2/15/28	25	25
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-2	5.240%	5/15/28	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-3	5.610%	7/17/28	20	20
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-4	5.770%	12/15/28	20	20
[2]	Santander Drive Auto Receivables Trust Class B Series 2023-5	6.160%	12/17/29	50	51
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-3	0.950%	9/15/27	20	20
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-4	1.260%	2/16/27	50	49
[2]	Santander Drive Auto Receivables Trust Class C Series 2022-1	2.560%	4/17/28	25	24
[2]	Santander Drive Auto Receivables Trust Class C Series 2022-2	3.760%	7/16/29	50	48
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-1	5.090%	5/15/30	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-2	5.470%	12/16/30	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-3	5.770%	11/15/30	20	20
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-4	6.040%	12/15/31	60	60
[2]	Santander Drive Auto Receivables Trust Class C Series 2023-5	6.430%	2/18/31	50	51
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-2	1.350%	7/15/27	60	58
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-3	1.330%	9/15/27	50	48
[2]	Synchrony Card Funding LLC Class A Series 2022-A1	3.370%	4/15/28	200	195
[2]	Synchrony Card Funding LLC Class A Series 2023-A1	5.540%	7/15/29	75	76
[2]	Synchrony Card Funding LLC Class A Series 2023-A2	5.740%	10/15/29	200	205
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	0.260%	5/15/25	9	8
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-B	0.260%	11/17/25	132	129
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.430%	1/15/26	74	72
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-D	0.710%	4/15/26	71	69
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-B	2.930%	9/15/26	75	74
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-C	3.760%	4/15/27	50	49
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-A	4.630%	9/15/27	50	50
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-B	4.710%	2/15/28	50	50
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-C	5.160%	4/17/28	50	50
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-D	5.540%	8/15/28	50	51
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	14	14
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	0.390%	6/15/26	25	24
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-D	0.470%	1/15/26	24	23
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-B	0.530%	10/15/26	50	47
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2023-A	4.420%	8/15/28	25	25
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2023-B	4.660%	9/15/28	25	25
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2023-D	5.490%	3/15/29	50	51
[2]	UBS Commercial Mortgage Trust Class A3 Series 2017-C4	3.301%	10/15/50	91	85
[2]	UBS Commercial Mortgage Trust Class A3 Series 2018-C8	3.720%	2/15/51	120	113
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C1	3.460%	6/15/50	100	93
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C2	3.487%	8/15/50	150	141
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C3	3.426%	8/15/50	175	162
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C4	3.563%	10/15/50	150	139
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	138
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C10	4.313%	5/15/51	175	166

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C13	4.334%	10/15/51	75	71
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C14	4.448%	12/15/51	225	212
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C15	4.341%	12/15/51	125	119
[2,4]	UBS Commercial Mortgage Trust Class A4 Series 2018-C9	4.117%	3/15/51	275	258
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C16	3.605%	4/15/52	100	90
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C17	2.921%	10/15/52	125	109
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C18	3.035%	12/15/52	75	65
[2]	UBS Commercial Mortgage Trust Class A5 Series 2017-C5	3.474%	11/15/50	100	92
[2,4]	UBS Commercial Mortgage Trust Class A5 Series 2018-C11	4.241%	6/15/51	125	117
[2]	UBS Commercial Mortgage Trust Class A5 Series 2018-C12	4.296%	8/15/51	100	94
[2]	UBS Commercial Mortgage Trust Class AS Series 2017-C1	3.724%	6/15/50	50	46
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C2	3.740%	8/15/50	50	44
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C3	3.739%	8/15/50	75	69
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C4	3.836%	10/15/50	62	55
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C7	4.061%	12/15/50	100	92
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2018-C8	4.215%	2/15/51	75	69
[2]	UBS Commercial Mortgage Trust Class AS Series 2019-C16	3.887%	4/15/52	25	22
[2]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	550	540
[2]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	350	338
[2]	Verizon Master Trust Class A Series 2022-2	1.530%	7/20/28	150	144
[2]	Verizon Master Trust Class A Series 2022-4	3.400%	11/20/28	200	195
[2]	Verizon Master Trust Class A Series 2022-6	3.670%	1/22/29	100	99
[2]	Verizon Master Trust Class A Series 2023-1	4.490%	1/22/29	175	174
[2]	Verizon Master Trust Class A Series 2023-2	4.890%	4/13/28	75	75
[2]	Verizon Master Trust Class A1A Series 2023-4	5.160%	6/20/29	160	162
[2]	Verizon Master Trust Class A1A Series 2023-5	5.610%	9/8/28	50	50
[2]	Verizon Master Trust Class A1A Series 2023-7	5.670%	11/20/29	50	51
[2]	Volkswagen Auto Lease Trust Class A3 Series 2023-A	5.810%	10/20/26	100	101
[2]	Volkswagen Auto Lease Trust Class A4 Series 2023-A	5.800%	4/20/28	40	40
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2021-1	1.020%	6/22/26	83	81
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2023-1	5.020%	6/20/28	50	50
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2023-2	5.480%	12/20/28	50	51
[2]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2023-2	5.570%	4/22/30	50	52
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	150	139
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-C36	2.807%	11/15/59	41	39
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	100	94
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C26	3.166%	2/15/48	75	73
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	146	143
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C28	3.540%	5/15/48	175	169
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	175	170
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	50	48
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	75	72
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-P2	3.809%	12/15/48	50	48
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-SG1	3.789%	9/15/48	204	197
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C33	3.426%	3/15/59	325	310
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C34	3.096%	6/15/49	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-LC24	2.942%	10/15/49	162	152
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	150	142
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C41	3.472%	11/15/50	250	235
[2,4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C43	4.012%	3/15/51	275	262
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C45	4.184%	6/15/51	200	192
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	150	146
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C51	3.311%	6/15/52	200	177
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C53	3.040%	10/15/52	200	179
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	100	90
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2020-C58	2.092%	7/15/53	50	41
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	75	74
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	125	122
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-LC20	3.184%	4/15/50	276	267
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-NXS1	3.148%	5/15/48	50	48
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2016-C37	3.794%	12/15/49	100	96
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C38	3.453%	7/15/50	192	180
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C39	3.418%	9/15/50	175	163
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	175	168
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C52	2.892%	8/15/52	270	240
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C55	2.725%	2/15/53	165	144
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C56	2.448%	6/15/53	50	42
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2021-C59	2.626%	4/15/54	100	85
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC18	3.808%	12/15/47	75	72
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C26	3.580%	2/15/48	50	48
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C28	3.872%	5/15/48	31	29
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	75	73
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C38	3.665%	7/15/50	54	48
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C39	3.702%	9/15/50	100	88
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C40	3.854%	10/15/50	25	23
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2018-C43	4.152%	3/15/51	50	46
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2019-C52	3.143%	8/15/52	100	84
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C26	2.991%	2/15/48	25	24
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C29	3.400%	6/15/48	31	30
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC20	2.978%	4/15/50	8	8
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC22	3.571%	9/15/58	15	15
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-NXS1	2.934%	5/15/48	2	2
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-P2	3.656%	12/15/48	40	39
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-C32	3.324%	1/15/59	22	22

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-LC24	2.825%	10/15/49	48	46
[2]	Wells Fargo Commercial Mortgage Trust Class B Series 2015-LC20	3.719%	4/15/50	50	47
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C24	3.428%	11/15/47	25	24
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	46	46
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	39	39
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	25	24
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	75	74
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C22	3.752%	9/15/57	150	146
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	50	49
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	65	63
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C25	3.631%	11/15/47	50	49
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	9	9
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C14	3.488%	6/15/46	20	19
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C15	4.358%	8/15/46	9	9
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C20	4.176%	5/15/47	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-LC14	4.351%	3/15/47	60	59
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C23	3.636%	10/15/57	10	10
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C19	4.723%	3/15/47	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C22	4.371%	9/15/57	25	22
[2]	World Omni Auto Receivables Trust Ciass A4 Series 2023-B	4.680%	5/15/29	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	1	1
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-C	0.480%	11/17/25	9	9
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-A	0.300%	1/15/26	15	14
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-B	0.420%	6/15/26	36	35
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-C	0.440%	8/17/26	58	56
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-D	0.810%	10/15/26	70	68
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-A	1.660%	5/17/27	45	44
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-B	3.250%	7/15/27	75	74
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-C	3.660%	10/15/27	50	49
[2]	World Omni Auto Receivables Trust Class A3 Series 2023-A	4.830%	5/15/28	75	75
[2]	World Omni Auto Receivables Trust Class A3 Series 2023-B	4.660%	5/15/28	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2023-C	5.150%	11/15/28	25	25
[2]	World Omni Auto Receivables Trust Class A3 Series 2023-D	5.790%	2/15/29	300	307
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-B	0.820%	1/15/26	10	10
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-C	0.610%	10/15/26	25	24
[2]	World Omni Auto Receivables Trust Class A4 Series 2023-A	4.660%	5/15/29	25	25
[2]	World Omni Automobile Lease Securitization Class A3 Series 2023-A	5.070%	9/15/26	50	50
[2]	World Omni Select Auto Trust Class A3 Series 2023-A	5.650%	7/17/28	75	75
[2]	World Omni Select Auto Trust Class C Series 2023-A	6.000%	1/16/29	25	25
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $119,839)					110,295
Corporate Bonds (26.7%)
Communications (2.3%)
	Alphabet Inc.	0.450%	8/15/25	500	469
	Alphabet Inc.	0.800%	8/15/27	500	447
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Alphabet Inc.	1.100%	8/15/30	500	415
Alphabet Inc.	1.900%	8/15/40	200	139
Alphabet Inc.	2.050%	8/15/50	540	338
America Movil SAB de CV	3.625%	4/22/29	200	189
America Movil SAB de CV	2.875%	5/7/30	200	178
America Movil SAB de CV	4.700%	7/21/32	250	245
America Movil SAB de CV	6.375%	3/1/35	300	334
America Movil SAB de CV	6.125%	11/15/37	150	164
America Movil SAB de CV	6.125%	3/30/40	200	218
America Movil SAB de CV	4.375%	7/16/42	250	226
America Movil SAB de CV	4.375%	4/22/49	200	177
AT&T Inc.	3.875%	1/15/26	400	392
AT&T Inc.	5.539%	2/20/26	250	250
AT&T Inc.	1.700%	3/25/26	500	468
AT&T Inc.	3.800%	2/15/27	700	683
AT&T Inc.	2.300%	6/1/27	450	418
AT&T Inc.	1.650%	2/1/28	500	445
AT&T Inc.	4.100%	2/15/28	402	393
AT&T Inc.	4.350%	3/1/29	663	655
AT&T Inc.	4.300%	2/15/30	460	450
AT&T Inc.	2.750%	6/1/31	450	394
AT&T Inc.	2.250%	2/1/32	600	496
AT&T Inc.	2.550%	12/1/33	472	385
AT&T Inc.	4.500%	5/15/35	200	190
AT&T Inc.	5.250%	3/1/37	550	553
AT&T Inc.	4.900%	8/15/37	300	290
AT&T Inc.	4.850%	3/1/39	480	459
AT&T Inc.	3.500%	6/1/41	500	397
AT&T Inc.	4.300%	12/15/42	271	236
AT&T Inc.	4.750%	5/15/46	723	655
AT&T Inc.	5.150%	11/15/46	736	709
AT&T Inc.	4.500%	3/9/48	400	350
AT&T Inc.	3.650%	6/1/51	367	277
AT&T Inc.	3.500%	9/15/53	1,764	1,283
AT&T Inc.	3.550%	9/15/55	1,550	1,118
AT&T Inc.	3.800%	12/1/57	968	721
AT&T Inc.	3.650%	9/15/59	629	452
AT&T Inc.	3.850%	6/1/60	416	311
Baidu Inc.	3.075%	4/7/25	200	195
Baidu Inc.	3.625%	7/6/27	200	192
Baidu Inc.	3.425%	4/7/30	200	182
Baidu Inc.	2.375%	8/23/31	200	165
Bell Telephone Co. of Canada or Bell Canada	5.100%	5/11/33	1,000	1,025
Bell Telephone Co. of Canada or Bell Canada	3.200%	2/15/52	100	71
Booking Holdings Inc.	3.650%	3/15/25	100	98
Booking Holdings Inc.	3.600%	6/1/26	225	221
Booking Holdings Inc.	3.550%	3/15/28	100	97
Booking Holdings Inc.	4.625%	4/13/30	300	302
British Telecommunications plc	9.625%	12/15/30	516	639
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	842
Charter Communications Operating LLC / Charter Communications Operating Capital	6.150%	11/10/26	500	511
Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	230	217
Charter Communications Operating LLC / Charter Communications Operating Capital	2.250%	1/15/29	250	217
Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	223
Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	330	279
Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	4/1/33	200	185
Charter Communications Operating LLC / Charter Communications Operating Capital	6.650%	2/1/34	200	211

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	350	316
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	6/1/41	180	127
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	250	174
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	450	442
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	384
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	400	356
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	275	224
Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	650	506
Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	400	261
Charter Communications Operating LLC / Charter Communications Operating Capital	3.900%	6/1/52	500	337
Charter Communications Operating LLC / Charter Communications Operating Capital	5.250%	4/1/53	300	252
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	75
Charter Communications Operating LLC / Charter Communications Operating Capital	3.850%	4/1/61	300	189
Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	12/1/61	200	138
Charter Communications Operating LLC / Charter Communications Operating Capital	3.950%	6/30/62	250	159
Charter Communications Operating LLC / Charter Communications Operating Capital	5.500%	4/1/63	200	167
Comcast Corp.	3.375%	8/15/25	500	489
Comcast Corp.	3.950%	10/15/25	625	617
Comcast Corp.	3.150%	3/1/26	400	388
Comcast Corp.	2.350%	1/15/27	495	465
Comcast Corp.	3.300%	2/1/27	400	386
Comcast Corp.	3.300%	4/1/27	150	144
Comcast Corp.	3.150%	2/15/28	325	310
Comcast Corp.	4.150%	10/15/28	950	937
Comcast Corp.	4.550%	1/15/29	200	201
Comcast Corp.	4.250%	10/15/30	350	345
Comcast Corp.	1.950%	1/15/31	500	422
Comcast Corp.	1.500%	2/15/31	500	408
Comcast Corp.	4.250%	1/15/33	275	267
Comcast Corp.	4.800%	5/15/33	200	203
Comcast Corp.	4.200%	8/15/34	175	167
Comcast Corp.	5.650%	6/15/35	1,065	1,144
Comcast Corp.	4.400%	8/15/35	150	144
Comcast Corp.	3.200%	7/15/36	225	189
Comcast Corp.	6.450%	3/15/37	175	200
Comcast Corp.	4.600%	10/15/38	550	533
Comcast Corp.	3.250%	11/1/39	250	203
Comcast Corp.	3.750%	4/1/40	300	258
Comcast Corp.	4.650%	7/15/42	370	348
Comcast Corp.	3.400%	7/15/46	200	155
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.969%	11/1/47	1,086	913
	Comcast Corp.	4.000%	3/1/48	200	168
	Comcast Corp.	4.700%	10/15/48	38	36
	Comcast Corp.	3.999%	11/1/49	268	224
	Comcast Corp.	3.450%	2/1/50	400	308
	Comcast Corp.	2.800%	1/15/51	300	200
	Comcast Corp.	2.887%	11/1/51	882	597
	Comcast Corp.	5.350%	5/15/53	283	294
	Comcast Corp.	2.937%	11/1/56	853	562
	Comcast Corp.	4.950%	10/15/58	238	234
	Comcast Corp.	2.987%	11/1/63	847	547
	Comcast Corp.	5.500%	5/15/64	248	261
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	934
	Discovery Communications LLC	3.950%	6/15/25	303	296
	Discovery Communications LLC	3.950%	3/20/28	400	381
	Discovery Communications LLC	5.000%	9/20/37	325	291
	Discovery Communications LLC	6.350%	6/1/40	150	150
	Discovery Communications LLC	5.200%	9/20/47	225	194
	Discovery Communications LLC	5.300%	5/15/49	75	65
	Discovery Communications LLC	4.650%	5/15/50	200	161
	Discovery Communications LLC	4.000%	9/15/55	269	191
	Electronic Arts Inc.	4.800%	3/1/26	100	100
	Expedia Group Inc.	5.000%	2/15/26	150	150
	Expedia Group Inc.	4.625%	8/1/27	150	150
	Expedia Group Inc.	3.250%	2/15/30	250	229
	Expedia Group Inc.	2.950%	3/15/31	81	72
	Fox Corp.	3.050%	4/7/25	100	97
	Fox Corp.	4.709%	1/25/29	375	373
	Fox Corp.	3.500%	4/8/30	150	138
	Fox Corp.	5.476%	1/25/39	250	244
	Fox Corp.	5.576%	1/25/49	325	312
	Grupo Televisa SAB	4.625%	1/30/26	100	99
	Grupo Televisa SAB	6.625%	1/15/40	125	131
	Grupo Televisa SAB	5.000%	5/13/45	225	193
	Grupo Televisa SAB	5.250%	5/24/49	200	179
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	210	209
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	99
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	100	98
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	166
	Koninklijke KPN NV	8.375%	10/1/30	125	147
	Meta Platforms Inc.	3.500%	8/15/27	200	195
	Meta Platforms Inc.	4.600%	5/15/28	275	279
	Meta Platforms Inc.	4.800%	5/15/30	200	205
	Meta Platforms Inc.	3.850%	8/15/32	200	190
	Meta Platforms Inc.	4.950%	5/15/33	300	310
	Meta Platforms Inc.	4.450%	8/15/52	500	460
	Meta Platforms Inc.	5.600%	5/15/53	442	480
	Meta Platforms Inc.	4.650%	8/15/62	200	187
	Meta Platforms Inc.	5.750%	5/15/63	310	340
	NBCUniversal Media LLC	4.450%	1/15/43	225	206
	Netflix Inc.	4.375%	11/15/26	245	244
	Netflix Inc.	4.875%	4/15/28	467	473
	Netflix Inc.	5.875%	11/15/28	230	243
	Netflix Inc.	6.375%	5/15/29	85	93
[5]	Netflix Inc.	5.375%	11/15/29	147	152
[5]	Netflix Inc.	4.875%	6/15/30	83	84
	Omnicom Group Inc.	2.450%	4/30/30	150	130
	Omnicom Group Inc.	4.200%	6/1/30	100	97
	Omnicom Group Inc.	2.600%	8/1/31	200	172
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	250	244
	Orange SA	9.000%	3/1/31	550	680
	Orange SA	5.375%	1/13/42	325	331
	Orange SA	5.500%	2/6/44	200	208
	Paramount Global Inc.	2.900%	1/15/27	279	258
	Paramount Global Inc.	3.375%	2/15/28	100	91
	Paramount Global Inc.	3.700%	6/1/28	100	92
	Paramount Global Inc.	4.950%	1/15/31	250	237
	Paramount Global Inc.	4.200%	5/19/32	200	179
	Paramount Global Inc.	5.500%	5/15/33	75	71
	Paramount Global Inc.	6.875%	4/30/36	240	244
	Paramount Global Inc.	4.850%	7/1/42	225	180
	Paramount Global Inc.	4.375%	3/15/43	256	190
	Paramount Global Inc.	5.850%	9/1/43	225	203
	Paramount Global Inc.	4.900%	8/15/44	100	79
	Paramount Global Inc.	4.950%	5/19/50	150	122
	Rogers Communications Inc.	3.625%	12/15/25	125	121
	Rogers Communications Inc.	2.900%	11/15/26	100	95
	Rogers Communications Inc.	3.200%	3/15/27	200	191
	Rogers Communications Inc.	3.800%	3/15/32	400	368
	Rogers Communications Inc.	4.500%	3/15/42	200	177
	Rogers Communications Inc.	4.500%	3/15/43	265	235

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Rogers Communications Inc.	5.000%	3/15/44	190	178
Rogers Communications Inc.	4.350%	5/1/49	250	212
Rogers Communications Inc.	3.700%	11/15/49	150	114
Rogers Communications Inc.	4.550%	3/15/52	400	350
Sprint Capital Corp.	6.875%	11/15/28	250	271
Sprint Capital Corp.	8.750%	3/15/32	448	553
Sprint LLC	7.625%	2/15/25	245	249
Take-Two Interactive Software Inc.	3.550%	4/14/25	200	196
Take-Two Interactive Software Inc.	3.700%	4/14/27	200	194
Telefonica Emisiones SA	4.103%	3/8/27	250	245
Telefonica Emisiones SA	7.045%	6/20/36	475	538
Telefonica Emisiones SA	4.665%	3/6/38	200	183
Telefonica Emisiones SA	5.213%	3/8/47	550	512
Telefonica Emisiones SA	4.895%	3/6/48	250	221
Telefonica Europe BV	8.250%	9/15/30	250	293
TELUS Corp.	2.800%	2/16/27	100	94
TELUS Corp.	3.400%	5/13/32	100	89
TELUS Corp.	4.300%	6/15/49	200	168
Tencent Music Entertainment Group	2.000%	9/3/30	200	162
Time Warner Cable Enterprises LLC	8.375%	7/15/33	200	233
Time Warner Cable LLC	6.550%	5/1/37	200	197
Time Warner Cable LLC	7.300%	7/1/38	50	52
Time Warner Cable LLC	6.750%	6/15/39	400	398
Time Warner Cable LLC	5.875%	11/15/40	425	387
Time Warner Cable LLC	5.500%	9/1/41	250	219
Time Warner Cable LLC	4.500%	9/15/42	250	197
T-Mobile USA Inc.	3.500%	4/15/25	600	588
T-Mobile USA Inc.	1.500%	2/15/26	200	186
T-Mobile USA Inc.	2.250%	2/15/26	339	321
T-Mobile USA Inc.	2.625%	4/15/26	104	99
T-Mobile USA Inc.	3.750%	4/15/27	800	776
T-Mobile USA Inc.	5.375%	4/15/27	70	70
T-Mobile USA Inc.	4.750%	2/1/28	200	199
T-Mobile USA Inc.	2.050%	2/15/28	250	226
T-Mobile USA Inc.	4.950%	3/15/28	70	71
T-Mobile USA Inc.	4.800%	7/15/28	200	202
T-Mobile USA Inc.	2.625%	2/15/29	140	126
T-Mobile USA Inc.	2.400%	3/15/29	100	90
T-Mobile USA Inc.	3.375%	4/15/29	110	102
T-Mobile USA Inc.	3.875%	4/15/30	1,520	1,443
T-Mobile USA Inc.	2.550%	2/15/31	900	775
T-Mobile USA Inc.	2.875%	2/15/31	186	164
T-Mobile USA Inc.	3.500%	4/15/31	395	361
T-Mobile USA Inc.	2.250%	11/15/31	500	416
T-Mobile USA Inc.	2.700%	3/15/32	200	171
T-Mobile USA Inc.	5.200%	1/15/33	300	307
T-Mobile USA Inc.	5.050%	7/15/33	460	464
T-Mobile USA Inc.	4.375%	4/15/40	400	362
T-Mobile USA Inc.	3.000%	2/15/41	155	116
T-Mobile USA Inc.	4.500%	4/15/50	850	753
T-Mobile USA Inc.	3.300%	2/15/51	1,000	724
T-Mobile USA Inc.	3.400%	10/15/52	575	420
T-Mobile USA Inc.	5.650%	1/15/53	158	165
T-Mobile USA Inc.	5.750%	1/15/54	221	234
T-Mobile USA Inc.	3.600%	11/15/60	200	146
TWDC Enterprises 18 Corp.	3.000%	2/13/26	300	290
TWDC Enterprises 18 Corp.	1.850%	7/30/26	170	159
TWDC Enterprises 18 Corp.	4.375%	8/16/41	75	69
TWDC Enterprises 18 Corp.	4.125%	12/1/41	205	184
TWDC Enterprises 18 Corp.	3.700%	12/1/42	125	106
TWDC Enterprises 18 Corp.	4.125%	6/1/44	200	179
TWDC Enterprises 18 Corp.	3.000%	7/30/46	300	220
Verisign Inc.	2.700%	6/15/31	200	172
Verizon Communications Inc.	3.376%	2/15/25	250	245
Verizon Communications Inc.	0.850%	11/20/25	500	465
Verizon Communications Inc.	1.450%	3/20/26	500	466
Verizon Communications Inc.	2.625%	8/15/26	475	453
Verizon Communications Inc.	4.125%	3/16/27	700	690
Verizon Communications Inc.	3.000%	3/22/27	150	143
Verizon Communications Inc.	2.100%	3/22/28	600	542
Verizon Communications Inc.	4.329%	9/21/28	829	820
Verizon Communications Inc.	4.016%	12/3/29	727	703
Verizon Communications Inc.	3.150%	3/22/30	310	284
Verizon Communications Inc.	1.680%	10/30/30	527	434
Verizon Communications Inc.	1.750%	1/20/31	500	411
Verizon Communications Inc.	2.550%	3/21/31	800	690
Verizon Communications Inc.	2.355%	3/15/32	933	777
Verizon Communications Inc.	5.050%	5/9/33	177	181
Verizon Communications Inc.	4.500%	8/10/33	575	561
Verizon Communications Inc.	4.400%	11/1/34	325	313
Verizon Communications Inc.	4.272%	1/15/36	256	241
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Verizon Communications Inc.	4.812%	3/15/39	350	339
Verizon Communications Inc.	2.650%	11/20/40	700	505
Verizon Communications Inc.	3.400%	3/22/41	600	479
Verizon Communications Inc.	2.850%	9/3/41	200	148
Verizon Communications Inc.	4.750%	11/1/41	200	194
Verizon Communications Inc.	4.125%	8/15/46	250	215
Verizon Communications Inc.	4.862%	8/21/46	639	610
Verizon Communications Inc.	4.522%	9/15/48	176	161
Verizon Communications Inc.	4.000%	3/22/50	250	208
Verizon Communications Inc.	2.875%	11/20/50	500	341
Verizon Communications Inc.	3.550%	3/22/51	900	694
Verizon Communications Inc.	2.987%	10/30/56	900	599
Verizon Communications Inc.	3.000%	11/20/60	500	329
Verizon Communications Inc.	3.700%	3/22/61	500	383
Vodafone Group plc	4.375%	5/30/28	103	103
Vodafone Group plc	7.875%	2/15/30	150	172
Vodafone Group plc	6.250%	11/30/32	100	109
Vodafone Group plc	6.150%	2/27/37	200	217
Vodafone Group plc	4.375%	2/19/43	275	240
Vodafone Group plc	5.250%	5/30/48	83	81
Vodafone Group plc	4.875%	6/19/49	350	318
Vodafone Group plc	4.250%	9/17/50	300	250
Vodafone Group plc	5.625%	2/10/53	310	314
Vodafone Group plc	5.125%	6/19/59	100	91
Walt Disney Co.	3.350%	3/24/25	345	339
Walt Disney Co.	3.700%	10/15/25	125	123
Walt Disney Co.	1.750%	1/13/26	300	284
Walt Disney Co.	2.200%	1/13/28	200	185
Walt Disney Co.	2.000%	9/1/29	400	355
Walt Disney Co.	3.800%	3/22/30	240	233
Walt Disney Co.	2.650%	1/13/31	700	623
Walt Disney Co.	6.200%	12/15/34	400	453
Walt Disney Co.	6.400%	12/15/35	149	171
Walt Disney Co.	6.650%	11/15/37	200	235
Walt Disney Co.	4.625%	3/23/40	75	73
Walt Disney Co.	3.500%	5/13/40	400	338
Walt Disney Co.	5.400%	10/1/43	100	105
Walt Disney Co.	4.750%	9/15/44	175	169
Walt Disney Co.	2.750%	9/1/49	275	189
Walt Disney Co.	4.700%	3/23/50	395	384
Walt Disney Co.	3.600%	1/13/51	400	322
Walt Disney Co.	3.800%	5/13/60	300	244
Warnermedia Holdings Inc.	3.638%	3/15/25	300	294
Warnermedia Holdings Inc.	3.755%	3/15/27	800	767
Warnermedia Holdings Inc.	4.054%	3/15/29	300	284
Warnermedia Holdings Inc.	4.279%	3/15/32	1,000	915
Warnermedia Holdings Inc.	5.050%	3/15/42	900	793
Warnermedia Holdings Inc.	5.141%	3/15/52	1,400	1,205
Warnermedia Holdings Inc.	5.391%	3/15/62	350	301
Weibo Corp.	3.375%	7/8/30	200	172
				98,236
Consumer Discretionary (1.7%)
Alibaba Group Holding Ltd.	3.400%	12/6/27	400	379
Alibaba Group Holding Ltd.	2.125%	2/9/31	300	248
Alibaba Group Holding Ltd.	4.500%	11/28/34	280	263
Alibaba Group Holding Ltd.	4.000%	12/6/37	200	172
Alibaba Group Holding Ltd.	4.200%	12/6/47	225	184
Alibaba Group Holding Ltd.	3.150%	2/9/51	200	133
Alibaba Group Holding Ltd.	4.400%	12/6/57	100	81
Alibaba Group Holding Ltd.	3.250%	2/9/61	300	190
Amazon.com Inc.	3.800%	12/5/24	120	119
Amazon.com Inc.	3.000%	4/13/25	200	196
Amazon.com Inc.	0.800%	6/3/25	285	270
Amazon.com Inc.	5.200%	12/3/25	225	228
Amazon.com Inc.	1.000%	5/12/26	600	554
Amazon.com Inc.	3.300%	4/13/27	600	583
Amazon.com Inc.	1.200%	6/3/27	285	257
Amazon.com Inc.	3.150%	8/22/27	725	697
Amazon.com Inc.	4.550%	12/1/27	500	507
Amazon.com Inc.	1.650%	5/12/28	500	450
Amazon.com Inc.	3.450%	4/13/29	400	388
Amazon.com Inc.	1.500%	6/3/30	405	343
Amazon.com Inc.	2.100%	5/12/31	500	431
Amazon.com Inc.	3.600%	4/13/32	500	476
Amazon.com Inc.	4.700%	12/1/32	500	514
Amazon.com Inc.	4.800%	12/5/34	225	233
Amazon.com Inc.	3.875%	8/22/37	600	557
Amazon.com Inc.	2.875%	5/12/41	500	393
Amazon.com Inc.	4.050%	8/22/47	600	541
Amazon.com Inc.	2.500%	6/3/50	800	533
Amazon.com Inc.	3.100%	5/12/51	700	523
Amazon.com Inc.	3.950%	4/13/52	400	351
Amazon.com Inc.	2.700%	6/3/60	400	265

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amazon.com Inc.	3.250%	5/12/61	200	147
	Amazon.com Inc.	4.100%	4/13/62	400	354
	American Honda Finance Corp.	4.600%	4/17/25	200	199
	American Honda Finance Corp.	1.200%	7/8/25	200	190
	American Honda Finance Corp.	5.250%	7/7/26	200	204
	American Honda Finance Corp.	2.350%	1/8/27	100	94
	American Honda Finance Corp.	2.000%	3/24/28	100	91
	American Honda Finance Corp.	5.125%	7/7/28	200	206
	American Honda Finance Corp.	5.650%	11/15/28	200	209
	American Honda Finance Corp.	2.250%	1/12/29	100	90
	American Honda Finance Corp.	4.600%	4/17/30	200	200
	American Honda Finance Corp.	1.800%	1/13/31	300	254
[2]	American University	3.672%	4/1/49	110	89
	Aptiv plc	4.350%	3/15/29	50	49
	Aptiv plc	4.400%	10/1/46	50	40
	Aptiv plc	5.400%	3/15/49	50	47
	Aptiv plc	3.100%	12/1/51	250	163
	Aptiv plc / Aptiv Corp.	3.250%	3/1/32	200	177
	Aptiv plc / Aptiv Corp.	4.150%	5/1/52	200	159
	AutoNation Inc.	4.500%	10/1/25	150	147
	AutoNation Inc.	3.800%	11/15/27	75	70
	AutoNation Inc.	3.850%	3/1/32	250	223
	AutoZone Inc.	3.250%	4/15/25	132	129
	AutoZone Inc.	3.750%	6/1/27	100	97
	AutoZone Inc.	3.750%	4/18/29	100	96
	AutoZone Inc.	4.000%	4/15/30	250	240
	AutoZone Inc.	1.650%	1/15/31	200	163
	AutoZone Inc.	4.750%	8/1/32	200	198
	Best Buy Co. Inc.	4.450%	10/1/28	200	199
	BorgWarner Inc.	2.650%	7/1/27	200	185
	BorgWarner Inc.	4.375%	3/15/45	100	83
	California Endowment	2.498%	4/1/51	50	32
	California Institute of Technology	4.321%	8/1/45	70	65
	California Institute of Technology	4.700%	11/1/11	50	45
	California Institute of Technology	3.650%	9/1/19	100	71
	Claremont Mckenna College	3.775%	1/1/22	150	103
	Darden Restaurants Inc.	3.850%	5/1/27	200	194
	Darden Restaurants Inc.	4.550%	2/15/48	50	42
	Dick's Sporting Goods Inc.	3.150%	1/15/32	200	170
	Dick's Sporting Goods Inc.	4.100%	1/15/52	100	72
[2]	Duke University	2.682%	10/1/44	100	75
[2]	Duke University	2.757%	10/1/50	50	35
[2]	Duke University	2.832%	10/1/55	125	86
	eBay Inc.	1.900%	3/11/25	180	173
	eBay Inc.	1.400%	5/10/26	200	185
	eBay Inc.	3.600%	6/5/27	300	290
	eBay Inc.	2.700%	3/11/30	200	178
	eBay Inc.	2.600%	5/10/31	200	174
	eBay Inc.	4.000%	7/15/42	200	167
	eBay Inc.	3.650%	5/10/51	200	153
	Emory University	2.143%	9/1/30	150	129
	Emory University	2.969%	9/1/50	50	36
	Ford Foundation	2.415%	6/1/50	60	39
	Ford Foundation	2.815%	6/1/70	150	96
	Ford Motor Co.	9.625%	4/22/30	50	59
	Ford Motor Co.	7.450%	7/16/31	60	65
	Ford Motor Co.	3.250%	2/12/32	251	209
	Ford Motor Co.	6.100%	8/19/32	131	132
	Ford Motor Co.	4.750%	1/15/43	149	123
	Ford Motor Co.	7.400%	11/1/46	30	33
	Ford Motor Co.	5.291%	12/8/46	97	86
	Ford Motor Credit Co. LLC	4.134%	8/4/25	250	243
	Ford Motor Credit Co. LLC	4.542%	8/1/26	200	194
	Ford Motor Credit Co. LLC	2.700%	8/10/26	208	193
	Ford Motor Credit Co. LLC	4.271%	1/9/27	200	192
	Ford Motor Credit Co. LLC	4.950%	5/28/27	208	203
	Ford Motor Credit Co. LLC	4.125%	8/17/27	2,718	2,577
	Ford Motor Credit Co. LLC	3.815%	11/2/27	200	187
	Ford Motor Credit Co. LLC	7.350%	11/4/27	208	219
	Ford Motor Credit Co. LLC	2.900%	2/16/28	200	180
	Ford Motor Credit Co. LLC	6.800%	5/12/28	208	217
	Ford Motor Credit Co. LLC	6.798%	11/7/28	200	209
	Ford Motor Credit Co. LLC	2.900%	2/10/29	200	175
	Ford Motor Credit Co. LLC	5.113%	5/3/29	208	202
	Ford Motor Credit Co. LLC	7.350%	3/6/30	201	216
	Ford Motor Credit Co. LLC	4.000%	11/13/30	260	233
	Ford Motor Credit Co. LLC	3.625%	6/17/31	200	172
	Ford Motor Credit Co. LLC	7.122%	11/7/33	200	215
	Fortune Brands Innovations Inc.	4.000%	6/15/25	233	229
	Fortune Brands Innovations Inc.	3.250%	9/15/29	50	46
	Fortune Brands Innovations Inc.	5.875%	6/1/33	100	105
	General Motors Co.	6.125%	10/1/25	600	608
	General Motors Co.	6.800%	10/1/27	100	106
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Co.	5.600%	10/15/32	200	205
	General Motors Co.	5.000%	4/1/35	165	158
	General Motors Co.	6.600%	4/1/36	250	267
	General Motors Co.	5.150%	4/1/38	225	213
	General Motors Co.	6.250%	10/2/43	210	215
	General Motors Co.	5.200%	4/1/45	230	207
	General Motors Co.	5.400%	4/1/48	200	183
	General Motors Co.	5.950%	4/1/49	175	172
	General Motors Financial Co. Inc.	2.900%	2/26/25	958	930
	General Motors Financial Co. Inc.	3.800%	4/7/25	250	245
	General Motors Financial Co. Inc.	4.350%	4/9/25	325	320
	General Motors Financial Co. Inc.	2.750%	6/20/25	150	144
	General Motors Financial Co. Inc.	5.250%	3/1/26	150	150
	General Motors Financial Co. Inc.	5.400%	4/6/26	200	201
	General Motors Financial Co. Inc.	1.500%	6/10/26	200	183
	General Motors Financial Co. Inc.	4.350%	1/17/27	325	319
	General Motors Financial Co. Inc.	5.000%	4/9/27	250	250
	General Motors Financial Co. Inc.	2.700%	8/20/27	500	461
	General Motors Financial Co. Inc.	2.400%	4/10/28	200	180
	General Motors Financial Co. Inc.	5.800%	6/23/28	250	257
	General Motors Financial Co. Inc.	2.400%	10/15/28	200	178
	General Motors Financial Co. Inc.	5.800%	1/7/29	500	512
	General Motors Financial Co. Inc.	4.300%	4/6/29	500	482
	General Motors Financial Co. Inc.	3.600%	6/21/30	700	636
	General Motors Financial Co. Inc.	2.350%	1/8/31	300	248
	General Motors Financial Co. Inc.	2.700%	6/10/31	200	168
	General Motors Financial Co. Inc.	6.400%	1/9/33	100	107
	General Motors Financial Co. Inc.	6.100%	1/7/34	500	514
	Genuine Parts Co.	6.875%	11/1/33	75	83
	George Washington University	4.126%	9/15/48	150	134
	Georgetown University	4.315%	4/1/49	68	60
	Georgetown University	2.943%	4/1/50	100	69
	Georgetown University	5.215%	10/1/18	59	57
	Harley-Davidson Inc.	3.500%	7/28/25	100	97
	Harley-Davidson Inc.	4.625%	7/28/45	125	100
	Hasbro Inc.	3.900%	11/19/29	350	326
	Hasbro Inc.	6.350%	3/15/40	125	130
	Hasbro Inc.	5.100%	5/15/44	50	44
	Home Depot Inc.	2.700%	4/15/25	200	195
	Home Depot Inc.	2.500%	4/15/27	395	373
	Home Depot Inc.	2.800%	9/14/27	200	190
	Home Depot Inc.	2.950%	6/15/29	600	565
	Home Depot Inc.	2.700%	4/15/30	445	407
	Home Depot Inc.	1.375%	3/15/31	500	409
	Home Depot Inc.	1.875%	9/15/31	200	167
	Home Depot Inc.	3.250%	4/15/32	200	185
	Home Depot Inc.	4.500%	9/15/32	200	204
	Home Depot Inc.	5.875%	12/16/36	825	922
	Home Depot Inc.	3.300%	4/15/40	295	245
	Home Depot Inc.	5.950%	4/1/41	175	196
	Home Depot Inc.	4.200%	4/1/43	200	182
	Home Depot Inc.	4.875%	2/15/44	300	298
	Home Depot Inc.	4.400%	3/15/45	100	93
	Home Depot Inc.	4.250%	4/1/46	330	299
	Home Depot Inc.	3.900%	6/15/47	250	215
	Home Depot Inc.	4.500%	12/6/48	225	213
	Home Depot Inc.	3.350%	4/15/50	375	292
	Home Depot Inc.	2.375%	3/15/51	200	127
	Home Depot Inc.	2.750%	9/15/51	300	205
	Home Depot Inc.	3.625%	4/15/52	500	406
	Home Depot Inc.	4.950%	9/15/52	250	253
	Honda Motor Co. Ltd.	2.534%	3/10/27	200	189
	Honda Motor Co. Ltd.	2.967%	3/10/32	200	183
	Howard University	5.209%	10/1/52	50	46
	Hyatt Hotels Corp.	4.850%	3/15/26	200	198
	Hyatt Hotels Corp.	4.375%	9/15/28	75	73
	Hyatt Hotels Corp.	5.750%	4/23/30	200	207
	JD.com Inc.	3.875%	4/29/26	200	195
	JD.com Inc.	3.375%	1/14/30	200	181
[2]	Johns Hopkins University	4.083%	7/1/53	75	66
	Johns Hopkins University	4.705%	7/1/32	75	77
	Lear Corp.	3.800%	9/15/27	41	40
	Lear Corp.	4.250%	5/15/29	150	144
	Lear Corp.	3.500%	5/30/30	100	90
	Lear Corp.	5.250%	5/15/49	125	116
	Leggett & Platt Inc.	3.500%	11/15/27	125	118
	Leggett & Platt Inc.	4.400%	3/15/29	75	73
	Leggett & Platt Inc.	3.500%	11/15/51	200	144
	Leland Stanford Junior University	3.647%	5/1/48	200	172
	Lennar Corp.	5.250%	6/1/26	200	201
	Lowe's Cos. Inc.	4.400%	9/8/25	150	149
	Lowe's Cos. Inc.	3.375%	9/15/25	200	195
	Lowe's Cos. Inc.	4.800%	4/1/26	200	200

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lowe's Cos. Inc.	2.500%	4/15/26	250	238
	Lowe's Cos. Inc.	3.100%	5/3/27	350	336
	Lowe's Cos. Inc.	1.300%	4/15/28	260	228
	Lowe's Cos. Inc.	1.700%	9/15/28	200	177
	Lowe's Cos. Inc.	6.500%	3/15/29	67	73
	Lowe's Cos. Inc.	3.650%	4/5/29	300	289
	Lowe's Cos. Inc.	4.500%	4/15/30	250	249
	Lowe's Cos. Inc.	1.700%	10/15/30	300	249
	Lowe's Cos. Inc.	2.625%	4/1/31	500	438
	Lowe's Cos. Inc.	3.750%	4/1/32	500	468
	Lowe's Cos. Inc.	5.000%	4/15/33	250	255
	Lowe's Cos. Inc.	5.150%	7/1/33	200	206
	Lowe's Cos. Inc.	2.800%	9/15/41	200	146
	Lowe's Cos. Inc.	4.250%	9/15/44	28	23
	Lowe's Cos. Inc.	3.700%	4/15/46	250	198
	Lowe's Cos. Inc.	4.050%	5/3/47	300	247
	Lowe's Cos. Inc.	3.000%	10/15/50	500	341
	Lowe's Cos. Inc.	4.250%	4/1/52	300	254
	Lowe's Cos. Inc.	5.625%	4/15/53	200	211
	Lowe's Cos. Inc.	5.750%	7/1/53	200	212
	Lowe's Cos. Inc.	4.450%	4/1/62	250	212
	Lowe's Cos. Inc.	5.800%	9/15/62	200	211
	Lowe's Cos. Inc.	5.850%	4/1/63	200	210
	Magna International Inc.	4.150%	10/1/25	100	99
	Magna International Inc.	2.450%	6/15/30	100	88
	Marriott International Inc.	3.750%	3/15/25	175	172
	Marriott International Inc.	3.750%	10/1/25	65	63
	Marriott International Inc.	3.125%	6/15/26	1,083	1,040
	Marriott International Inc.	4.000%	4/15/28	50	48
	Marriott International Inc.	4.625%	6/15/30	200	197
	Marriott International Inc.	2.850%	4/15/31	300	260
	Masco Corp.	3.500%	11/15/27	100	95
	Masco Corp.	1.500%	2/15/28	200	175
	Masco Corp.	7.750%	8/1/29	24	27
	Masco Corp.	2.000%	2/15/31	100	82
	Masco Corp.	4.500%	5/15/47	100	86
[2]	Massachusetts Institute of Technology	3.959%	7/1/38	125	113
	Massachusetts Institute of Technology	2.989%	7/1/50	85	64
	Massachusetts Institute of Technology	3.067%	4/1/52	100	76
	Massachusetts Institute of Technology	5.600%	7/1/11	130	150
	Massachusetts Institute of Technology	4.678%	7/1/14	125	121
	Massachusetts Institute of Technology	3.885%	7/1/16	100	79
	McDonald's Corp.	3.300%	7/1/25	497	486
	McDonald's Corp.	3.700%	1/30/26	300	295
	McDonald's Corp.	3.500%	3/1/27	200	195
	McDonald's Corp.	3.500%	7/1/27	315	306
	McDonald's Corp.	3.800%	4/1/28	350	341
	McDonald's Corp.	4.800%	8/14/28	200	204
	McDonald's Corp.	2.625%	9/1/29	200	183
	McDonald's Corp.	2.125%	3/1/30	200	175
	McDonald's Corp.	3.600%	7/1/30	200	190
	McDonald's Corp.	4.700%	12/9/35	200	197
	McDonald's Corp.	6.300%	10/15/37	150	170
	McDonald's Corp.	6.300%	3/1/38	100	114
	McDonald's Corp.	5.700%	2/1/39	100	108
	McDonald's Corp.	3.700%	2/15/42	25	21
	McDonald's Corp.	3.625%	5/1/43	100	83
	McDonald's Corp.	4.600%	5/26/45	210	198
	McDonald's Corp.	4.875%	12/9/45	300	296
	McDonald's Corp.	4.450%	3/1/47	250	230
	McDonald's Corp.	4.450%	9/1/48	150	139
	McDonald's Corp.	3.625%	9/1/49	200	161
	McDonald's Corp.	4.200%	4/1/50	200	178
	MDC Holdings Inc.	2.500%	1/15/31	100	82
	MDC Holdings Inc.	6.000%	1/15/43	100	93
	Mercedes-Benz Finance North America LLC	8.500%	1/18/31	250	313
	Mohawk Industries Inc.	3.625%	5/15/30	125	116
	NIKE Inc.	2.400%	3/27/25	225	219
	NIKE Inc.	2.375%	11/1/26	200	190
	NIKE Inc.	2.750%	3/27/27	200	191
	NIKE Inc.	2.850%	3/27/30	200	184
	NIKE Inc.	3.625%	5/1/43	125	108
	NIKE Inc.	3.875%	11/1/45	225	198
	NIKE Inc.	3.375%	3/27/50	300	246
[2]	Northwestern University	4.643%	12/1/44	75	72
[2]	Northwestern University	2.640%	12/1/50	50	35
[2]	Northwestern University	3.662%	12/1/57	75	61
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NVR Inc.	3.000%	5/15/30	200	178
	O'Reilly Automotive Inc.	5.750%	11/20/26	200	205
	O'Reilly Automotive Inc.	3.600%	9/1/27	325	313
	O'Reilly Automotive Inc.	1.750%	3/15/31	500	407
	President and Fellows of Harvard College	4.875%	10/15/40	225	228
	President and Fellows of Harvard College	3.150%	7/15/46	100	78
	President and Fellows of Harvard College	3.745%	11/15/52	100	87
	PulteGroup Inc.	5.500%	3/1/26	200	203
	PulteGroup Inc.	6.375%	5/15/33	300	328
	Ralph Lauren Corp.	3.750%	9/15/25	50	49
	Ralph Lauren Corp.	2.950%	6/15/30	200	182
	Rockefeller Foundation	2.492%	10/1/50	250	166
	Ross Stores Inc.	4.600%	4/15/25	200	198
	Ross Stores Inc.	1.875%	4/15/31	200	165
	Sands China Ltd.	5.375%	8/8/25	400	394
	Sands China Ltd.	4.300%	1/8/26	200	192
	Sands China Ltd.	2.550%	3/8/27	200	181
	Sands China Ltd.	5.650%	8/8/28	400	395
	Sands China Ltd.	4.625%	6/18/30	200	182
	Starbucks Corp.	2.450%	6/15/26	200	190
	Starbucks Corp.	3.500%	3/1/28	100	96
	Starbucks Corp.	4.000%	11/15/28	200	197
	Starbucks Corp.	3.550%	8/15/29	200	193
	Starbucks Corp.	2.250%	3/12/30	450	395
	Starbucks Corp.	2.550%	11/15/30	550	486
	Starbucks Corp.	4.300%	6/15/45	50	45
	Starbucks Corp.	3.750%	12/1/47	125	101
	Starbucks Corp.	4.500%	11/15/48	200	183
	Starbucks Corp.	3.350%	3/12/50	100	75
	Starbucks Corp.	3.500%	11/15/50	300	233
	Tapestry Inc.	7.050%	11/27/25	200	205
	Tapestry Inc.	7.000%	11/27/26	200	208
	Tapestry Inc.	4.125%	7/15/27	23	22
	Tapestry Inc.	7.350%	11/27/28	200	210
	Tapestry Inc.	3.050%	3/15/32	200	162
	TJX Cos. Inc.	2.250%	9/15/26	350	332
	Toll Brothers Finance Corp.	4.350%	2/15/28	250	244
	Toyota Motor Corp.	1.339%	3/25/26	500	466
	Toyota Motor Corp.	2.760%	7/2/29	100	94
	Toyota Motor Credit Corp.	1.450%	1/13/25	200	193
	Toyota Motor Credit Corp.	1.800%	2/13/25	250	242
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	123
	Toyota Motor Credit Corp.	5.600%	9/11/25	200	203
	Toyota Motor Credit Corp.	4.450%	5/18/26	144	144
	Toyota Motor Credit Corp.	1.125%	6/18/26	200	185
	Toyota Motor Credit Corp.	5.400%	11/20/26	200	205
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	193
	Toyota Motor Credit Corp.	1.900%	1/13/27	80	74
	Toyota Motor Credit Corp.	1.150%	8/13/27	500	447
	Toyota Motor Credit Corp.	4.550%	9/20/27	250	252
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	95
	Toyota Motor Credit Corp.	1.900%	4/6/28	200	182
	Toyota Motor Credit Corp.	5.250%	9/11/28	200	207
	Toyota Motor Credit Corp.	3.650%	1/8/29	530	517
	Toyota Motor Credit Corp.	2.150%	2/13/30	150	132
	Toyota Motor Credit Corp.	3.375%	4/1/30	400	376
	Toyota Motor Credit Corp.	4.550%	5/17/30	101	102
	Toyota Motor Credit Corp.	5.550%	11/20/30	200	211
	Toyota Motor Credit Corp.	1.900%	9/12/31	200	167
	Tractor Supply Co.	1.750%	11/1/30	200	164
	Trustees of Boston College	3.129%	7/1/52	100	73
[2]	Trustees of Boston University	4.061%	10/1/48	50	44
	Trustees of Princeton University	5.700%	3/1/39	150	167
	Trustees of Princeton University	2.516%	7/1/50	150	103
	Trustees of Princeton University	4.201%	3/1/52	100	93
	Trustees of the University of Pennsylvania	2.396%	10/1/50	200	130
	Trustees of the University of Pennsylvania	4.674%	9/1/12	50	46
[2]	University of Chicago	2.547%	4/1/50	100	68
	University of Chicago	3.000%	10/1/52	50	36
[2]	University of Chicago	4.003%	10/1/53	100	88
	University of Miami	4.063%	4/1/52	100	85
[2]	University of Notre Dame du Lac	3.438%	2/15/45	100	81
	University of Notre Dame du Lac	3.394%	2/15/48	125	101
[2]	University of Southern California	3.028%	10/1/39	100	83
[2]	University of Southern California	3.841%	10/1/47	100	85
	University of Southern California	2.945%	10/1/51	200	142
	University of Southern California	5.250%	10/1/11	100	103
	VF Corp.	2.400%	4/23/25	200	191
	VF Corp.	2.950%	4/23/30	200	167

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Washington University	3.524%	4/15/54	100	81
	Washington University	4.349%	4/15/22	50	42
	Whirlpool Corp.	3.700%	5/1/25	75	73
	Whirlpool Corp.	4.750%	2/26/29	150	149
	Whirlpool Corp.	5.500%	3/1/33	100	102
	Whirlpool Corp.	4.500%	6/1/46	100	85
	Whirlpool Corp.	4.600%	5/15/50	75	63
[2]	William Marsh Rice University	3.574%	5/15/45	150	125
	Yale University	0.873%	4/15/25	100	95
	Yale University	1.482%	4/15/30	100	83
	Yale University	2.402%	4/15/50	100	66
					75,408
Consumer Staples (1.7%)
	Ahold Finance USA LLC	6.875%	5/1/29	100	111
	Altria Group Inc.	2.350%	5/6/25	150	145
	Altria Group Inc.	5.800%	2/14/39	120	123
	Altria Group Inc.	3.400%	2/4/41	500	367
	Altria Group Inc.	4.250%	8/9/42	275	224
	Altria Group Inc.	4.500%	5/2/43	125	104
	Altria Group Inc.	5.375%	1/31/44	350	346
	Altria Group Inc.	3.875%	9/16/46	425	320
	Altria Group Inc.	5.950%	2/14/49	155	158
	Altria Group Inc.	3.700%	2/4/51	750	530
	Altria Group Inc.	6.200%	2/14/59	70	74
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	311	305
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,195	1,193
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	2,130	2,101
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100	100
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	450	429
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	475	463
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	494
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	465	473
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	1,000	953
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	261
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	200
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	132
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	326
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	117	111
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	601	555
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	600	647
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	175	167
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	155	174
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	190
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	88
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	102
	Archer-Daniels-Midland Co.	3.750%	9/15/47	50	41
	Archer-Daniels-Midland Co.	4.500%	3/15/49	125	117
	Archer-Daniels-Midland Co.	2.700%	9/15/51	200	135
	BAT Capital Corp.	4.700%	4/2/27	330	327
	BAT Capital Corp.	3.557%	8/15/27	231	221
	BAT Capital Corp.	2.259%	3/25/28	500	447
	BAT Capital Corp.	6.343%	8/2/30	200	210
	BAT Capital Corp.	2.726%	3/25/31	500	419
	BAT Capital Corp.	7.750%	10/19/32	100	113
	BAT Capital Corp.	6.421%	8/2/33	200	209
	BAT Capital Corp.	4.390%	8/15/37	525	440
	BAT Capital Corp.	4.540%	8/15/47	575	442
	BAT Capital Corp.	4.758%	9/6/49	250	198
	BAT Capital Corp.	3.984%	9/25/50	300	212
	BAT Capital Corp.	5.650%	3/16/52	200	181
	BAT International Finance plc	5.931%	2/2/29	200	208
	Brown-Forman Corp.	3.500%	4/15/25	81	80
	Brown-Forman Corp.	4.750%	4/15/33	200	204
	Brown-Forman Corp.	4.500%	7/15/45	100	93
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	193
	Bunge Ltd. Finance Corp.	2.750%	5/14/31	350	305
	Campbell Soup Co.	3.950%	3/15/25	200	197
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Campbell Soup Co.	3.300%	3/19/25	125	122
Campbell Soup Co.	4.150%	3/15/28	175	171
Campbell Soup Co.	4.800%	3/15/48	135	123
Campbell Soup Co.	3.125%	4/24/50	100	69
Church & Dwight Co. Inc.	3.150%	8/1/27	100	96
Church & Dwight Co. Inc.	3.950%	8/1/47	75	63
Clorox Co.	3.100%	10/1/27	50	47
Clorox Co.	3.900%	5/15/28	50	48
Clorox Co.	1.800%	5/15/30	50	42
Coca-Cola Co.	3.375%	3/25/27	200	195
Coca-Cola Co.	2.900%	5/25/27	559	535
Coca-Cola Co.	1.000%	3/15/28	500	441
Coca-Cola Co.	2.125%	9/6/29	125	113
Coca-Cola Co.	3.450%	3/25/30	250	240
Coca-Cola Co.	1.375%	3/15/31	500	413
Coca-Cola Co.	4.125%	3/25/40	100	93
Coca-Cola Co.	2.500%	6/1/40	200	151
Coca-Cola Co.	2.875%	5/5/41	500	397
Coca-Cola Co.	4.200%	3/25/50	175	163
Coca-Cola Co.	2.600%	6/1/50	300	207
Coca-Cola Co.	2.750%	6/1/60	325	225
Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	122
Coca-Cola Femsa SAB de CV	2.750%	1/22/30	200	180
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	151
Colgate-Palmolive Co.	3.100%	8/15/27	250	241
Colgate-Palmolive Co.	4.000%	8/15/45	150	139
Conagra Brands Inc.	4.600%	11/1/25	150	149
Conagra Brands Inc.	7.000%	10/1/28	75	81
Conagra Brands Inc.	8.250%	9/15/30	50	58
Conagra Brands Inc.	5.300%	11/1/38	100	98
Constellation Brands Inc.	4.400%	11/15/25	100	99
Constellation Brands Inc.	3.700%	12/6/26	425	414
Constellation Brands Inc.	3.500%	5/9/27	150	145
Constellation Brands Inc.	3.600%	2/15/28	175	168
Constellation Brands Inc.	4.650%	11/15/28	75	75
Constellation Brands Inc.	3.150%	8/1/29	225	209
Constellation Brands Inc.	2.875%	5/1/30	356	319
Constellation Brands Inc.	2.250%	8/1/31	200	168
Constellation Brands Inc.	5.250%	11/15/48	225	223
Constellation Brands Inc.	3.750%	5/1/50	125	100
Costco Wholesale Corp.	3.000%	5/18/27	100	96
Costco Wholesale Corp.	1.375%	6/20/27	250	227
Costco Wholesale Corp.	1.600%	4/20/30	1,900	1,628
Costco Wholesale Corp.	1.750%	4/20/32	200	166
Delhaize America LLC	9.000%	4/15/31	100	119
Diageo Capital plc	1.375%	9/29/25	200	189
Diageo Capital plc	5.300%	10/24/27	250	258
Diageo Capital plc	2.000%	4/29/30	200	173
Diageo Capital plc	2.125%	4/29/32	200	167
Diageo Capital plc	5.875%	9/30/36	50	55
Diageo Capital plc	3.875%	4/29/43	250	218
Dollar General Corp.	4.150%	11/1/25	105	103
Dollar General Corp.	3.875%	4/15/27	150	145
Dollar General Corp.	4.125%	5/1/28	150	147
Dollar General Corp.	5.200%	7/5/28	200	203
Dollar General Corp.	3.500%	4/3/30	100	92
Dollar General Corp.	5.450%	7/5/33	200	204
Dollar General Corp.	4.125%	4/3/50	350	278
Dollar Tree Inc.	4.000%	5/15/25	200	196
Dollar Tree Inc.	4.200%	5/15/28	300	294
Estee Lauder Cos. Inc.	3.150%	3/15/27	367	352
Estee Lauder Cos. Inc.	2.375%	12/1/29	125	111
Estee Lauder Cos. Inc.	4.650%	5/15/33	200	201
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	83
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	91
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	86
Estee Lauder Cos. Inc.	3.125%	12/1/49	125	91
Flowers Foods Inc.	3.500%	10/1/26	75	72
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	88
Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	200	152
General Mills Inc.	4.200%	4/17/28	225	222
General Mills Inc.	2.875%	4/15/30	150	136
General Mills Inc.	2.250%	10/14/31	250	210
General Mills Inc.	4.950%	3/29/33	200	203
Haleon US Capital LLC	3.375%	3/24/27	250	241
Haleon US Capital LLC	3.375%	3/24/29	250	237
Haleon US Capital LLC	3.625%	3/24/32	1,000	923
Hershey Co.	3.200%	8/21/25	65	64
Hershey Co.	2.300%	8/15/26	100	95
Hershey Co.	2.450%	11/15/29	130	118
Hershey Co.	3.125%	11/15/49	150	114

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Hormel Foods Corp.	1.800%	6/11/30	200	170
	Hormel Foods Corp.	3.050%	6/3/51	200	145
	Ingredion Inc.	3.200%	10/1/26	100	96
	Ingredion Inc.	2.900%	6/1/30	175	156
	J M Smucker Co.	3.500%	3/15/25	175	172
	J M Smucker Co.	3.375%	12/15/27	150	143
	J M Smucker Co.	5.900%	11/15/28	75	79
	J M Smucker Co.	2.375%	3/15/30	100	86
	J M Smucker Co.	2.125%	3/15/32	100	81
	J M Smucker Co.	6.200%	11/15/33	200	218
	J M Smucker Co.	4.250%	3/15/35	100	93
	J M Smucker Co.	6.500%	11/15/43	130	145
	J M Smucker Co.	4.375%	3/15/45	125	110
	J M Smucker Co.	6.500%	11/15/53	200	231
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL	6.750%	3/15/34	198	208
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL	7.250%	11/15/53	122	133
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.500%	1/15/30	500	490
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.750%	4/1/33	700	691
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	4.375%	2/2/52	400	297
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	6.500%	12/1/52	200	200
	Kellanova	3.250%	4/1/26	125	121
	Kellanova	3.400%	11/15/27	125	120
	Kellanova	4.300%	5/15/28	100	99
	Kellanova	7.450%	4/1/31	125	143
	Kenvue Inc.	5.050%	3/22/28	200	205
	Kenvue Inc.	4.900%	3/22/33	200	206
	Kenvue Inc.	5.100%	3/22/43	200	208
	Kenvue Inc.	5.050%	3/22/53	200	207
	Keurig Dr Pepper Inc.	4.417%	5/25/25	66	65
	Keurig Dr Pepper Inc.	3.400%	11/15/25	100	97
	Keurig Dr Pepper Inc.	2.550%	9/15/26	75	71
	Keurig Dr Pepper Inc.	3.430%	6/15/27	100	96
	Keurig Dr Pepper Inc.	3.950%	4/15/29	250	244
	Keurig Dr Pepper Inc.	3.200%	5/1/30	150	138
	Keurig Dr Pepper Inc.	2.250%	3/15/31	250	214
	Keurig Dr Pepper Inc.	4.050%	4/15/32	250	241
	Keurig Dr Pepper Inc.	4.500%	11/15/45	200	181
	Keurig Dr Pepper Inc.	4.420%	12/15/46	125	111
	Keurig Dr Pepper Inc.	3.800%	5/1/50	150	122
	Keurig Dr Pepper Inc.	4.500%	4/15/52	250	229
	Kimberly-Clark Corp.	3.050%	8/15/25	50	49
	Kimberly-Clark Corp.	2.750%	2/15/26	100	97
	Kimberly-Clark Corp.	1.050%	9/15/27	500	446
	Kimberly-Clark Corp.	3.950%	11/1/28	50	49
	Kimberly-Clark Corp.	3.200%	4/25/29	150	142
	Kimberly-Clark Corp.	3.100%	3/26/30	155	145
	Kimberly-Clark Corp.	2.000%	11/2/31	250	211
	Kimberly-Clark Corp.	6.625%	8/1/37	250	298
	Kimberly-Clark Corp.	5.300%	3/1/41	25	26
	Kimberly-Clark Corp.	3.200%	7/30/46	175	134
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	38
	Kraft Heinz Foods Co.	3.000%	6/1/26	350	336
	Kraft Heinz Foods Co.	3.750%	4/1/30	200	191
	Kraft Heinz Foods Co.	4.250%	3/1/31	200	196
	Kraft Heinz Foods Co.	6.875%	1/26/39	100	116
	Kraft Heinz Foods Co.	6.500%	2/9/40	250	281
	Kraft Heinz Foods Co.	5.200%	7/15/45	800	784
	Kraft Heinz Foods Co.	4.375%	6/1/46	450	394
	Kraft Heinz Foods Co.	4.875%	10/1/49	350	332
	Kraft Heinz Foods Co.	5.500%	6/1/50	250	258
	Kroger Co.	3.500%	2/1/26	160	156
	Kroger Co.	2.650%	10/15/26	140	132
	Kroger Co.	3.700%	8/1/27	100	97
	Kroger Co.	7.700%	6/1/29	50	57
	Kroger Co.	8.000%	9/15/29	125	143
	Kroger Co.	2.200%	5/1/30	100	86
	Kroger Co.	7.500%	4/1/31	100	115
	Kroger Co.	5.400%	7/15/40	50	49
	Kroger Co.	5.000%	4/15/42	125	117
	Kroger Co.	5.150%	8/1/43	100	96
	Kroger Co.	4.450%	2/1/47	150	133
	Kroger Co.	4.650%	1/15/48	225	202
	Kroger Co.	3.950%	1/15/50	175	143
	McCormick & Co. Inc.	3.400%	8/15/27	150	143
	McCormick & Co. Inc.	2.500%	4/15/30	250	219
	Mead Johnson Nutrition Co.	4.125%	11/15/25	355	350
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	106
	Mead Johnson Nutrition Co.	4.600%	6/1/44	150	141
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Molson Coors Beverage Co.	3.000%	7/15/26	375	359
Molson Coors Beverage Co.	5.000%	5/1/42	200	193
Molson Coors Beverage Co.	4.200%	7/15/46	375	320
Mondelez International Inc.	1.500%	5/4/25	100	95
Mondelez International Inc.	2.625%	3/17/27	200	189
Mondelez International Inc.	2.750%	4/13/30	115	104
Mondelez International Inc.	1.875%	10/15/32	500	407
Mondelez International Inc.	2.625%	9/4/50	250	168
PepsiCo Inc.	2.250%	3/19/25	265	258
PepsiCo Inc.	2.750%	4/30/25	200	195
PepsiCo Inc.	3.500%	7/17/25	452	445
PepsiCo Inc.	2.375%	10/6/26	225	214
PepsiCo Inc.	2.625%	3/19/27	100	95
PepsiCo Inc.	3.000%	10/15/27	325	312
PepsiCo Inc.	4.450%	5/15/28	200	204
PepsiCo Inc.	2.625%	7/29/29	200	184
PepsiCo Inc.	2.750%	3/19/30	345	317
PepsiCo Inc.	1.625%	5/1/30	200	170
PepsiCo Inc.	1.400%	2/25/31	200	165
PepsiCo Inc.	3.500%	3/19/40	175	149
PepsiCo Inc.	2.625%	10/21/41	200	151
PepsiCo Inc.	3.600%	8/13/42	100	85
PepsiCo Inc.	4.450%	4/14/46	300	289
PepsiCo Inc.	3.450%	10/6/46	300	248
PepsiCo Inc.	4.000%	5/2/47	100	89
PepsiCo Inc.	3.375%	7/29/49	240	192
PepsiCo Inc.	2.875%	10/15/49	325	239
PepsiCo Inc.	3.875%	3/19/60	150	130
Philip Morris International Inc.	3.375%	8/11/25	150	146
Philip Morris International Inc.	5.000%	11/17/25	200	201
Philip Morris International Inc.	2.750%	2/25/26	305	292
Philip Morris International Inc.	5.125%	11/17/27	200	204
Philip Morris International Inc.	3.125%	3/2/28	100	94
Philip Morris International Inc.	3.375%	8/15/29	250	234
Philip Morris International Inc.	5.625%	11/17/29	200	210
Philip Morris International Inc.	5.125%	2/15/30	200	204
Philip Morris International Inc.	2.100%	5/1/30	150	129
Philip Morris International Inc.	5.500%	9/7/30	244	253
Philip Morris International Inc.	1.750%	11/1/30	500	412
Philip Morris International Inc.	5.750%	11/17/32	700	735
Philip Morris International Inc.	5.375%	2/15/33	200	205
Philip Morris International Inc.	5.625%	9/7/33	114	119
Philip Morris International Inc.	6.375%	5/16/38	200	224
Philip Morris International Inc.	4.375%	11/15/41	500	444
Philip Morris International Inc.	4.500%	3/20/42	125	112
Philip Morris International Inc.	3.875%	8/21/42	25	21
Pilgrim's Pride Corp.	3.500%	3/1/32	500	424
Procter & Gamble Co.	0.550%	10/29/25	300	280
Procter & Gamble Co.	2.800%	3/25/27	500	479
Procter & Gamble Co.	3.000%	3/25/30	500	468
Procter & Gamble Co.	1.200%	10/29/30	300	248
Procter & Gamble Co.	5.550%	3/5/37	150	168
Procter & Gamble Co.	3.550%	3/25/40	188	168
Procter & Gamble Co.	3.500%	10/25/47	169	144
Reynolds American Inc.	4.450%	6/12/25	326	322
Reynolds American Inc.	5.700%	8/15/35	175	173
Reynolds American Inc.	7.250%	6/15/37	100	109
Reynolds American Inc.	6.150%	9/15/43	75	75
Reynolds American Inc.	5.850%	8/15/45	450	424
Sysco Corp.	3.750%	10/1/25	75	73
Sysco Corp.	3.300%	7/15/26	250	242
Sysco Corp.	3.250%	7/15/27	175	167
Sysco Corp.	5.750%	1/17/29	100	104
Sysco Corp.	2.400%	2/15/30	100	88
Sysco Corp.	5.950%	4/1/30	166	177
Sysco Corp.	6.000%	1/17/34	100	108
Sysco Corp.	6.600%	4/1/40	175	197
Sysco Corp.	4.500%	4/1/46	200	178
Sysco Corp.	4.450%	3/15/48	100	88
Sysco Corp.	6.600%	4/1/50	250	293
Sysco Corp.	3.150%	12/14/51	250	179
Target Corp.	2.250%	4/15/25	200	194
Target Corp.	2.500%	4/15/26	175	169
Target Corp.	1.950%	1/15/27	100	93
Target Corp.	3.375%	4/15/29	200	193
Target Corp.	2.650%	9/15/30	250	224
Target Corp.	4.500%	9/15/32	200	202
Target Corp.	6.500%	10/15/37	103	120
Target Corp.	7.000%	1/15/38	125	152
Target Corp.	3.900%	11/15/47	300	260
Target Corp.	4.800%	1/15/53	250	248
Tyson Foods Inc.	4.000%	3/1/26	100	98
Tyson Foods Inc.	3.550%	6/2/27	275	262

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Tyson Foods Inc.	4.350%	3/1/29	280	272
Tyson Foods Inc.	5.150%	8/15/44	200	184
Tyson Foods Inc.	5.100%	9/28/48	275	250
Unilever Capital Corp.	3.375%	3/22/25	100	98
Unilever Capital Corp.	3.100%	7/30/25	225	221
Unilever Capital Corp.	2.000%	7/28/26	125	118
Unilever Capital Corp.	4.875%	9/8/28	200	206
Unilever Capital Corp.	1.375%	9/14/30	300	249
Unilever Capital Corp.	1.750%	8/12/31	500	416
Unilever Capital Corp.	5.900%	11/15/32	200	223
Unilever Capital Corp.	5.000%	12/8/33	200	208
Walmart Inc.	2.650%	12/15/24	200	196
Walmart Inc.	3.550%	6/26/25	309	305
Walmart Inc.	3.900%	9/9/25	225	223
Walmart Inc.	4.000%	4/15/26	100	99
Walmart Inc.	3.050%	7/8/26	250	243
Walmart Inc.	1.050%	9/17/26	100	92
Walmart Inc.	3.900%	4/15/28	200	198
Walmart Inc.	3.700%	6/26/28	450	444
Walmart Inc.	3.250%	7/8/29	300	288
Walmart Inc.	2.375%	9/24/29	175	159
Walmart Inc.	1.800%	9/22/31	100	85
Walmart Inc.	4.150%	9/9/32	250	250
Walmart Inc.	4.100%	4/15/33	250	247
Walmart Inc.	5.250%	9/1/35	192	210
Walmart Inc.	6.200%	4/15/38	315	371
Walmart Inc.	3.950%	6/28/38	275	262
Walmart Inc.	5.000%	10/25/40	100	106
Walmart Inc.	4.000%	4/11/43	274	249
Walmart Inc.	3.625%	12/15/47	265	225
Walmart Inc.	4.050%	6/29/48	375	343
Walmart Inc.	2.650%	9/22/51	200	140
Walmart Inc.	4.500%	9/9/52	200	195
Walmart Inc.	4.500%	4/15/53	250	244
				72,384
Energy (1.9%)
Apache Corp.	4.375%	10/15/28	44	42
Apache Corp.	4.250%	1/15/30	90	85
Apache Corp.	6.000%	1/15/37	77	76
Apache Corp.	5.100%	9/1/40	233	200
Apache Corp.	5.250%	2/1/42	65	55
Apache Corp.	4.750%	4/15/43	75	59
Apache Corp.	5.350%	7/1/49	68	57
Baker Hughes Holdings LLC	5.125%	9/15/40	175	177
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	200	187
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	191
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	232
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	233
Boardwalk Pipelines LP	5.950%	6/1/26	200	203
Boardwalk Pipelines LP	4.450%	7/15/27	100	98
BP Capital Markets America Inc.	3.410%	2/11/26	100	98
BP Capital Markets America Inc.	3.119%	5/4/26	550	532
BP Capital Markets America Inc.	3.017%	1/16/27	400	383
BP Capital Markets America Inc.	4.234%	11/6/28	225	224
BP Capital Markets America Inc.	3.633%	4/6/30	350	335
BP Capital Markets America Inc.	2.721%	1/12/32	200	174
BP Capital Markets America Inc.	4.812%	2/13/33	400	404
BP Capital Markets America Inc.	4.893%	9/11/33	300	305
BP Capital Markets America Inc.	3.060%	6/17/41	300	232
BP Capital Markets America Inc.	3.000%	2/24/50	450	319
BP Capital Markets America Inc.	2.772%	11/10/50	300	201
BP Capital Markets America Inc.	2.939%	6/4/51	500	347
BP Capital Markets America Inc.	3.001%	3/17/52	300	211
BP Capital Markets America Inc.	3.379%	2/8/61	400	290
BP Capital Markets plc	3.279%	9/19/27	200	192
Burlington Resources LLC	7.400%	12/1/31	175	204
Canadian Natural Resources Ltd.	3.850%	6/1/27	500	486
Canadian Natural Resources Ltd.	2.950%	7/15/30	100	88
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	134
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	102
Canadian Natural Resources Ltd.	6.250%	3/15/38	300	314
Canadian Natural Resources Ltd.	4.950%	6/1/47	140	127
Cenovus Energy Inc.	4.250%	4/15/27	100	98
Cenovus Energy Inc.	2.650%	1/15/32	100	83
Cenovus Energy Inc.	5.250%	6/15/37	38	36
Cenovus Energy Inc.	6.750%	11/15/39	39	43
Cenovus Energy Inc.	5.400%	6/15/47	119	113
Cenovus Energy Inc.	3.750%	2/15/52	150	111
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	226
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	525	527
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	284
	Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	100	80
	Cheniere Energy Inc.	4.625%	10/15/28	252	246
	Cheniere Energy Partners LP	4.500%	10/1/29	275	263
	Cheniere Energy Partners LP	4.000%	3/1/31	146	133
	Cheniere Energy Partners LP	3.250%	1/31/32	350	298
[5]	Cheniere Energy Partners LP	5.950%	6/30/33	247	254
	Chevron Corp.	1.554%	5/11/25	300	288
	Chevron Corp.	2.236%	5/11/30	500	443
	Chevron USA Inc.	1.018%	8/12/27	500	445
	Chevron USA Inc.	3.850%	1/15/28	100	99
	Chevron USA Inc.	3.250%	10/15/29	200	190
	Chevron USA Inc.	5.250%	11/15/43	175	184
	Chevron USA Inc.	2.343%	8/12/50	200	128
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	400	359
	CNOOC Finance 2013 Ltd.	3.300%	9/30/49	200	150
	CNOOC Finance 2015 USA LLC	4.375%	5/2/28	200	199
	CNOOC Petroleum North America ULC	5.875%	3/10/35	200	211
	CNOOC Petroleum North America ULC	6.400%	5/15/37	225	249
	Columbia Pipeline Group Inc.	4.500%	6/1/25	300	296
	Columbia Pipeline Group Inc.	5.800%	6/1/45	100	100
	ConocoPhillips	4.300%	8/15/28	46	45
	ConocoPhillips	2.400%	2/15/31	300	256
	ConocoPhillips	5.900%	5/15/38	450	484
	ConocoPhillips	6.500%	2/1/39	100	116
	ConocoPhillips	4.875%	10/1/47	100	97
	ConocoPhillips Co.	6.950%	4/15/29	262	292
	ConocoPhillips Co.	5.050%	9/15/33	200	206
	ConocoPhillips Co.	3.758%	3/15/42	88	74
	ConocoPhillips Co.	4.300%	11/15/44	275	246
	ConocoPhillips Co.	3.800%	3/15/52	100	81
	ConocoPhillips Co.	5.300%	5/15/53	178	183
	ConocoPhillips Co.	5.550%	3/15/54	175	186
	ConocoPhillips Co.	4.025%	3/15/62	300	244
	ConocoPhillips Co.	5.700%	9/15/63	125	135
	Continental Resources Inc.	4.375%	1/15/28	200	194
	Continental Resources Inc.	4.900%	6/1/44	50	40
	Coterra Energy Inc.	3.900%	5/15/27	200	193
	DCP Midstream Operating LP	5.625%	7/15/27	75	77
	DCP Midstream Operating LP	3.250%	2/15/32	181	157
	Devon Energy Corp.	5.850%	12/15/25	100	101
	Devon Energy Corp.	5.250%	10/15/27	100	101
	Devon Energy Corp.	5.875%	6/15/28	130	131
	Devon Energy Corp.	4.500%	1/15/30	130	125
	Devon Energy Corp.	7.875%	9/30/31	160	186
	Devon Energy Corp.	7.950%	4/15/32	163	190
	Devon Energy Corp.	5.000%	6/15/45	150	133
	Diamondback Energy Inc.	3.250%	12/1/26	100	97
	Diamondback Energy Inc.	3.500%	12/1/29	200	186
	Diamondback Energy Inc.	3.125%	3/24/31	200	178
	Diamondback Energy Inc.	4.400%	3/24/51	200	166
	Diamondback Energy Inc.	4.250%	3/15/52	100	81
	Diamondback Energy Inc.	6.250%	3/15/53	200	214
	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	100	90
	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	200	171
	Enbridge Energy Partners LP	5.875%	10/15/25	150	152
	Enbridge Energy Partners LP	7.500%	4/15/38	150	175
	Enbridge Energy Partners LP	5.500%	9/15/40	125	123
	Enbridge Inc.	2.500%	1/15/25	100	97
	Enbridge Inc.	1.600%	10/4/26	200	183
	Enbridge Inc.	5.900%	11/15/26	125	128
	Enbridge Inc.	3.700%	7/15/27	150	145
	Enbridge Inc.	6.000%	11/15/28	125	131
	Enbridge Inc.	3.125%	11/15/29	200	183
	Enbridge Inc.	6.200%	11/15/30	125	134
	Enbridge Inc.	5.700%	3/8/33	350	364
	Enbridge Inc.	2.500%	8/1/33	200	164
	Enbridge Inc.	4.500%	6/10/44	100	86
	Enbridge Inc.	4.000%	11/15/49	100	80
	Enbridge Inc.	3.400%	8/1/51	200	146
	Enbridge Inc.	6.700%	11/15/53	215	251
	Energy Transfer LP	4.050%	3/15/25	700	689
	Energy Transfer LP	4.750%	1/15/26	500	497
	Energy Transfer LP	4.400%	3/15/27	150	147

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Energy Transfer LP	5.500%	6/1/27	300	304
	Energy Transfer LP	5.550%	2/15/28	200	204
	Energy Transfer LP	4.950%	5/15/28	200	199
	Energy Transfer LP	5.250%	4/15/29	425	428
	Energy Transfer LP	3.750%	5/15/30	250	232
	Energy Transfer LP	5.750%	2/15/33	200	207
	Energy Transfer LP	6.550%	12/1/33	500	543
	Energy Transfer LP	6.625%	10/15/36	225	242
	Energy Transfer LP	5.800%	6/15/38	150	151
	Energy Transfer LP	6.050%	6/1/41	100	101
	Energy Transfer LP	6.500%	2/1/42	275	291
	Energy Transfer LP	4.950%	1/15/43	175	153
	Energy Transfer LP	5.300%	4/1/44	300	277
	Energy Transfer LP	5.000%	5/15/44	100	88
	Energy Transfer LP	5.350%	5/15/45	100	93
	Energy Transfer LP	6.125%	12/15/45	200	202
	Energy Transfer LP	5.300%	4/15/47	200	184
	Energy Transfer LP	5.400%	10/1/47	275	257
	Energy Transfer LP	6.000%	6/15/48	300	303
	Energy Transfer LP	6.250%	4/15/49	320	332
	Energy Transfer LP	5.000%	5/15/50	500	447
	Enterprise Products Operating LLC	3.750%	2/15/25	150	148
	Enterprise Products Operating LLC	5.050%	1/10/26	200	202
	Enterprise Products Operating LLC	3.700%	2/15/26	150	148
	Enterprise Products Operating LLC	3.950%	2/15/27	100	98
	Enterprise Products Operating LLC	3.125%	7/31/29	200	187
	Enterprise Products Operating LLC	2.800%	1/31/30	300	272
	Enterprise Products Operating LLC	6.875%	3/1/33	175	201
	Enterprise Products Operating LLC	7.550%	4/15/38	150	184
	Enterprise Products Operating LLC	6.125%	10/15/39	300	328
	Enterprise Products Operating LLC	5.950%	2/1/41	175	188
	Enterprise Products Operating LLC	4.450%	2/15/43	300	274
	Enterprise Products Operating LLC	4.850%	3/15/44	520	500
	Enterprise Products Operating LLC	4.900%	5/15/46	425	406
	Enterprise Products Operating LLC	4.250%	2/15/48	100	88
	Enterprise Products Operating LLC	4.200%	1/31/50	350	305
	Enterprise Products Operating LLC	3.200%	2/15/52	300	219
	Enterprise Products Operating LLC	3.300%	2/15/53	200	148
	Enterprise Products Operating LLC	3.950%	1/31/60	200	163
	Enterprise Products Operating LLC	5.250%	8/16/77	100	96
	Enterprise Products Operating LLC	5.375%	2/15/78	200	179
	EOG Resources Inc.	4.150%	1/15/26	150	149
	EOG Resources Inc.	4.375%	4/15/30	200	199
	EOG Resources Inc.	4.950%	4/15/50	200	197
	EQT Corp.	6.125%	2/1/25	56	56
[5]	EQT Corp.	3.125%	5/15/26	150	142
	EQT Corp.	3.900%	10/1/27	200	191
	EQT Corp.	5.700%	4/1/28	200	203
	EQT Corp.	5.000%	1/15/29	200	199
	EQT Corp.	7.000%	2/1/30	200	215
	Equinor ASA	1.750%	1/22/26	479	453
	Equinor ASA	7.250%	9/23/27	250	274
	Equinor ASA	3.625%	9/10/28	175	171
	Equinor ASA	2.375%	5/22/30	400	357
	Equinor ASA	5.100%	8/17/40	125	129
	Equinor ASA	4.250%	11/23/41	175	162
	Equinor ASA	3.950%	5/15/43	125	110
	Equinor ASA	4.800%	11/8/43	175	172
	Equinor ASA	3.250%	11/18/49	225	171
	Equinor ASA	3.700%	4/6/50	405	334
	Exxon Mobil Corp.	2.992%	3/19/25	950	931
	Exxon Mobil Corp.	3.043%	3/1/26	300	291
	Exxon Mobil Corp.	2.275%	8/16/26	600	571
	Exxon Mobil Corp.	2.440%	8/16/29	250	227
	Exxon Mobil Corp.	2.610%	10/15/30	650	581
	Exxon Mobil Corp.	2.995%	8/16/39	100	80
	Exxon Mobil Corp.	4.227%	3/19/40	400	371
	Exxon Mobil Corp.	3.567%	3/6/45	235	193
	Exxon Mobil Corp.	4.114%	3/1/46	200	178
	Exxon Mobil Corp.	4.327%	3/19/50	825	753
	Exxon Mobil Corp.	3.452%	4/15/51	500	394
	Halliburton Co.	3.800%	11/15/25	8	8
	Halliburton Co.	2.920%	3/1/30	200	180
	Halliburton Co.	6.700%	9/15/38	345	403
	Halliburton Co.	4.500%	11/15/41	100	91
	Halliburton Co.	5.000%	11/15/45	500	485
	Helmerich & Payne Inc.	2.900%	9/29/31	100	84
	Hess Corp.	4.300%	4/1/27	250	248
	Hess Corp.	7.125%	3/15/33	100	116
	Hess Corp.	5.600%	2/15/41	450	473
	HF Sinclair Corp.	5.875%	4/1/26	200	202
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	51
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	263
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	55
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	211
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	264
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	48
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	408
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	67
	Kinder Morgan Inc.	4.300%	6/1/25	300	296
	Kinder Morgan Inc.	1.750%	11/15/26	200	184
	Kinder Morgan Inc.	4.300%	3/1/28	200	198
	Kinder Morgan Inc.	7.800%	8/1/31	290	332
	Kinder Morgan Inc.	7.750%	1/15/32	265	303
	Kinder Morgan Inc.	5.300%	12/1/34	175	174
	Kinder Morgan Inc.	5.550%	6/1/45	200	193
	Kinder Morgan Inc.	5.050%	2/15/46	350	313
	Kinder Morgan Inc.	3.600%	2/15/51	200	143
	Magellan Midstream Partners LP	3.250%	6/1/30	200	182
	Magellan Midstream Partners LP	5.150%	10/15/43	125	117
	Magellan Midstream Partners LP	4.250%	9/15/46	200	161
	Magellan Midstream Partners LP	4.200%	10/3/47	150	119
	Magellan Midstream Partners LP	4.850%	2/1/49	100	89
	Marathon Oil Corp.	4.400%	7/15/27	200	195
	Marathon Oil Corp.	6.800%	3/15/32	400	433
	Marathon Petroleum Corp.	4.700%	5/1/25	300	298
	Marathon Petroleum Corp.	5.125%	12/15/26	200	202
	Marathon Petroleum Corp.	6.500%	3/1/41	300	323
	Marathon Petroleum Corp.	4.500%	4/1/48	260	218
	MPLX LP	4.875%	12/1/24	400	397
	MPLX LP	4.875%	6/1/25	283	281
	MPLX LP	4.125%	3/1/27	300	294
	MPLX LP	4.250%	12/1/27	400	391
	MPLX LP	4.000%	3/15/28	400	386
	MPLX LP	2.650%	8/15/30	500	432
	MPLX LP	4.950%	9/1/32	149	146
	MPLX LP	5.000%	3/1/33	200	196
	MPLX LP	4.500%	4/15/38	400	356
	MPLX LP	5.500%	2/15/49	455	441
	MPLX LP	4.950%	3/14/52	200	179
	MPLX LP	5.650%	3/1/53	200	198
	NOV Inc.	3.600%	12/1/29	200	185
	NOV Inc.	3.950%	12/1/42	125	96
	Occidental Petroleum Corp.	5.875%	9/1/25	107	108
	Occidental Petroleum Corp.	5.500%	12/1/25	80	80
	Occidental Petroleum Corp.	5.550%	3/15/26	150	151
	Occidental Petroleum Corp.	8.500%	7/15/27	86	94
	Occidental Petroleum Corp.	6.375%	9/1/28	97	102
	Occidental Petroleum Corp.	8.875%	7/15/30	176	206
	Occidental Petroleum Corp.	6.625%	9/1/30	255	271
	Occidental Petroleum Corp.	6.125%	1/1/31	196	204
	Occidental Petroleum Corp.	7.500%	5/1/31	153	172
	Occidental Petroleum Corp.	7.875%	9/15/31	85	97
	Occidental Petroleum Corp.	6.450%	9/15/36	301	319
	Occidental Petroleum Corp.	7.950%	6/15/39	43	50
	Occidental Petroleum Corp.	6.200%	3/15/40	128	132
	Occidental Petroleum Corp.	6.600%	3/15/46	196	212
	Occidental Petroleum Corp.	4.400%	4/15/46	75	61
	Occidental Petroleum Corp.	4.200%	3/15/48	53	42
	ONEOK Inc.	2.200%	9/15/25	425	404
	ONEOK Inc.	5.550%	11/1/26	52	53
	ONEOK Inc.	4.550%	7/15/28	200	197
	ONEOK Inc.	5.650%	11/1/28	100	103
	ONEOK Inc.	4.350%	3/15/29	100	97
	ONEOK Inc.	3.400%	9/1/29	245	226
	ONEOK Inc.	3.100%	3/15/30	200	180
	ONEOK Inc.	6.050%	9/1/33	350	370
	ONEOK Inc.	4.950%	7/13/47	200	179
	ONEOK Inc.	4.450%	9/1/49	150	126
	ONEOK Inc.	4.500%	3/15/50	100	84
	ONEOK Inc.	7.150%	1/15/51	150	172
	ONEOK Inc.	6.625%	9/1/53	250	280
	ONEOK Partners LP	6.650%	10/1/36	300	327
	ONEOK Partners LP	6.125%	2/1/41	150	157
	Ovintiv Inc.	5.375%	1/1/26	100	100
	Ovintiv Inc.	5.650%	5/15/28	100	102
	Ovintiv Inc.	7.375%	11/1/31	50	55
	Ovintiv Inc.	6.250%	7/15/33	100	103
	Ovintiv Inc.	6.500%	8/15/34	150	160
	Ovintiv Inc.	6.625%	8/15/37	200	207
	Ovintiv Inc.	6.500%	2/1/38	100	103
	Ovintiv Inc.	7.100%	7/15/53	75	83
	Patterson-UTI Energy Inc.	5.150%	11/15/29	150	143
	Patterson-UTI Energy Inc.	7.150%	10/1/33	100	106
[2]	Petroleos Mexicanos	2.378%	4/15/25	7	7
	Phillips 66	3.850%	4/9/25	300	295

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Phillips 66	3.900%	3/15/28	150	146
Phillips 66	2.150%	12/15/30	100	84
Phillips 66	4.650%	11/15/34	300	292
Phillips 66	4.875%	11/15/44	500	479
Phillips 66	3.300%	3/15/52	200	143
Phillips 66 Co.	3.605%	2/15/25	250	246
Phillips 66 Co.	4.950%	12/1/27	200	202
Phillips 66 Co.	3.750%	3/1/28	50	48
Phillips 66 Co.	3.150%	12/15/29	100	92
Phillips 66 Co.	4.680%	2/15/45	245	223
Pioneer Natural Resources Co.	1.900%	8/15/30	300	255
Pioneer Natural Resources Co.	2.150%	1/15/31	200	170
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	99
Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	275	253
Plains All American Pipeline LP / PAA Finance Corp.	3.800%	9/15/30	200	184
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	100	107
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	110	100
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	167
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	50	43
Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	401
Sabine Pass Liquefaction LLC	5.875%	6/30/26	450	458
Sabine Pass Liquefaction LLC	5.000%	3/15/27	250	251
Sabine Pass Liquefaction LLC	4.200%	3/15/28	300	294
Sabine Pass Liquefaction LLC	4.500%	5/15/30	300	294
Sabine Pass Liquefaction LLC	5.900%	9/15/37	150	159
Schlumberger Investment SA	4.500%	5/15/28	100	101
Schlumberger Investment SA	2.650%	6/26/30	300	270
Schlumberger Investment SA	4.850%	5/15/33	100	102
Shell International Finance BV	3.250%	5/11/25	200	196
Shell International Finance BV	2.875%	5/10/26	500	482
Shell International Finance BV	2.500%	9/12/26	600	571
Shell International Finance BV	3.875%	11/13/28	100	98
Shell International Finance BV	2.375%	11/7/29	550	495
Shell International Finance BV	2.750%	4/6/30	50	46
Shell International Finance BV	4.125%	5/11/35	300	287
Shell International Finance BV	6.375%	12/15/38	475	547
Shell International Finance BV	5.500%	3/25/40	175	187
Shell International Finance BV	2.875%	11/26/41	200	151
Shell International Finance BV	4.550%	8/12/43	300	284
Shell International Finance BV	4.375%	5/11/45	430	395
Shell International Finance BV	4.000%	5/10/46	700	608
Shell International Finance BV	3.125%	11/7/49	500	368
Shell International Finance BV	3.000%	11/26/51	200	143
Spectra Energy Partners LP	3.500%	3/15/25	138	135
Spectra Energy Partners LP	3.375%	10/15/26	205	197
Spectra Energy Partners LP	4.500%	3/15/45	325	279
Suncor Energy Inc.	5.950%	12/1/34	125	131
Suncor Energy Inc.	6.800%	5/15/38	225	246
Suncor Energy Inc.	6.500%	6/15/38	300	321
Suncor Energy Inc.	4.000%	11/15/47	100	79
Suncor Energy Inc.	3.750%	3/4/51	200	150
Targa Resources Corp.	6.150%	3/1/29	175	183
Targa Resources Corp.	4.200%	2/1/33	200	184
Targa Resources Corp.	6.125%	3/15/33	284	300
Targa Resources Corp.	6.500%	3/30/34	175	189
Targa Resources Corp.	4.950%	4/15/52	200	176
Targa Resources Corp.	6.500%	2/15/53	200	217
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	100	102
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.000%	1/15/28	100	99
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	100	103
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.500%	3/1/30	200	200
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	200	194
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.000%	1/15/32	200	182
TC PipeLines LP	3.900%	5/25/27	50	48
Total Capital International SA	3.386%	6/29/60	200	149
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Total Energies Capital International SA	2.434%	1/10/25	175	171
Total Energies Capital International SA	3.461%	7/12/49	200	158
Total Energies Capital International SA	3.127%	5/29/50	100	74
TransCanada PipeLines Ltd.	4.250%	5/15/28	250	244
TransCanada PipeLines Ltd.	4.100%	4/15/30	400	381
TransCanada PipeLines Ltd.	2.500%	10/12/31	200	167
TransCanada PipeLines Ltd.	4.625%	3/1/34	300	284
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	152
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	310
TransCanada PipeLines Ltd.	4.750%	5/15/38	300	278
TransCanada PipeLines Ltd.	6.100%	6/1/40	200	211
TransCanada PipeLines Ltd.	4.875%	5/15/48	300	275
Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	97
Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	200	182
Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	90
Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	100	81
Valero Energy Corp.	4.350%	6/1/28	137	135
Valero Energy Corp.	7.500%	4/15/32	400	462
Valero Energy Corp.	6.625%	6/15/37	300	329
Valero Energy Corp.	4.900%	3/15/45	150	139
Valero Energy Corp.	3.650%	12/1/51	100	73
Valero Energy Partners LP	4.500%	3/15/28	75	74
Western Midstream Operating LP	3.100%	2/1/25	200	195
Western Midstream Operating LP	4.750%	8/15/28	54	53
Western Midstream Operating LP	4.050%	2/1/30	227	213
Western Midstream Operating LP	6.150%	4/1/33	132	137
Western Midstream Operating LP	5.300%	3/1/48	200	175
Western Midstream Operating LP	5.250%	2/1/50	300	268
Williams Cos. Inc.	3.900%	1/15/25	681	670
Williams Cos. Inc.	3.750%	6/15/27	300	289
Williams Cos. Inc.	5.300%	8/15/28	138	141
Williams Cos. Inc.	3.500%	11/15/30	200	183
Williams Cos. Inc.	2.600%	3/15/31	200	171
Williams Cos. Inc.	4.650%	8/15/32	200	195
Williams Cos. Inc.	5.650%	3/15/33	200	209
Williams Cos. Inc.	6.300%	4/15/40	100	107
Williams Cos. Inc.	5.800%	11/15/43	100	101
Williams Cos. Inc.	5.400%	3/4/44	400	390
Williams Cos. Inc.	5.750%	6/24/44	100	101
Williams Cos. Inc.	5.100%	9/15/45	200	189
Williams Cos. Inc.	4.850%	3/1/48	150	136
Williams Cos. Inc.	3.500%	10/15/51	200	147
Williams Cos. Inc.	5.300%	8/15/52	100	97
				82,837
Financials (7.7%)
ACE Capital Trust II	9.700%	4/1/30	50	59
Aegon Ltd.	5.500%	4/11/48	200	190
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	250	254
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	123
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	750	695
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.100%	1/15/27	200	204
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	300	285
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	500	491
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	286
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.750%	6/6/28	200	205
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	750	685
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.150%	9/30/30	200	211
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	750	653
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	500	430
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.850%	10/29/41	300	243
Affiliated Managers Group Inc.	3.500%	8/1/25	125	121
Affiliated Managers Group Inc.	3.300%	6/15/30	300	267
Aflac Inc.	2.875%	10/15/26	75	71
Aflac Inc.	4.000%	10/15/46	50	41
Aflac Inc.	4.750%	1/15/49	235	221

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Air Lease Corp.	2.300%	2/1/25	200	193
Air Lease Corp.	3.250%	3/1/25	150	146
Air Lease Corp.	3.375%	7/1/25	250	242
Air Lease Corp.	2.200%	1/15/27	200	183
Air Lease Corp.	3.625%	4/1/27	75	72
Air Lease Corp.	3.625%	12/1/27	200	189
Air Lease Corp.	2.100%	9/1/28	500	438
Air Lease Corp.	4.625%	10/1/28	100	98
Air Lease Corp.	3.250%	10/1/29	100	90
Air Lease Corp.	3.000%	2/1/30	225	200
Air Lease Corp.	3.125%	12/1/30	750	657
Air Lease Corp.	2.875%	1/15/32	200	170
Aircastle Ltd.	4.250%	6/15/26	100	97
Alleghany Corp.	3.625%	5/15/30	100	95
Alleghany Corp.	4.900%	9/15/44	100	97
Alleghany Corp.	3.250%	8/15/51	250	189
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	73
Allstate Corp.	1.450%	12/15/30	100	81
Allstate Corp.	5.250%	3/30/33	200	204
Allstate Corp.	5.550%	5/9/35	75	78
Allstate Corp.	4.500%	6/15/43	125	112
Allstate Corp.	4.200%	12/15/46	200	170
Allstate Corp.	3.850%	8/10/49	100	81
Allstate Corp.	6.500%	5/15/67	100	99
Ally Financial Inc.	2.200%	11/2/28	450	385
Ally Financial Inc.	6.992%	6/13/29	200	207
Ally Financial Inc.	8.000%	11/1/31	400	438
American Express Co.	3.625%	12/5/24	241	237
American Express Co.	2.250%	3/4/25	200	194
American Express Co.	4.200%	11/6/25	150	148
American Express Co.	4.900%	2/13/26	230	231
American Express Co.	4.990%	5/1/26	200	200
American Express Co.	3.125%	5/20/26	250	241
American Express Co.	6.338%	10/30/26	200	204
American Express Co.	1.650%	11/4/26	525	485
American Express Co.	2.550%	3/4/27	200	187
American Express Co.	3.300%	5/3/27	350	335
American Express Co.	5.389%	7/28/27	200	202
American Express Co.	5.282%	7/27/29	200	204
American Express Co.	6.489%	10/30/31	200	217
American Express Co.	5.043%	5/1/34	192	192
American Express Co.	4.050%	12/3/42	67	61
American Financial Group Inc.	5.250%	4/2/30	150	150
American Financial Group Inc.	4.500%	6/15/47	110	92
American International Group Inc.	4.200%	4/1/28	120	117
American International Group Inc.	4.250%	3/15/29	30	29
American International Group Inc.	3.400%	6/30/30	120	110
American International Group Inc.	3.875%	1/15/35	100	91
American International Group Inc.	4.700%	7/10/35	45	42
American International Group Inc.	6.250%	5/1/36	475	505
American International Group Inc.	4.500%	7/16/44	350	316
American International Group Inc.	4.750%	4/1/48	200	190
American International Group Inc.	5.750%	4/1/48	125	124
Ameriprise Financial Inc.	3.000%	4/2/25	20	20
Ameriprise Financial Inc.	2.875%	9/15/26	100	96
Ameriprise Financial Inc.	5.150%	5/15/33	200	206
Aon Corp.	8.205%	1/1/27	25	27
Aon Corp.	4.500%	12/15/28	100	99
Aon Corp.	3.750%	5/2/29	90	86
Aon Corp.	2.800%	5/15/30	405	359
Aon Corp.	6.250%	9/30/40	100	108
Aon Corp. / Aon Global Holdings plc	5.350%	2/28/33	225	231
Aon Global Ltd.	3.875%	12/15/25	125	122
Aon Global Ltd.	4.600%	6/14/44	175	157
Aon Global Ltd.	4.750%	5/15/45	100	92
Apollo Global Management Inc.	6.375%	11/15/33	75	81
Arch Capital Finance LLC	4.011%	12/15/26	100	97
Arch Capital Finance LLC	5.031%	12/15/46	100	94
Arch Capital Group Ltd.	7.350%	5/1/34	50	57
Arch Capital Group Ltd.	3.635%	6/30/50	200	153
Arch Capital Group US Inc.	5.144%	11/1/43	50	47
Ares Capital Corp.	4.250%	3/1/25	105	103
Ares Capital Corp.	3.250%	7/15/25	115	110
Ares Capital Corp.	2.150%	7/15/26	500	456
Ares Capital Corp.	7.000%	1/15/27	80	82
Ares Capital Corp.	2.875%	6/15/27	224	205
Arthur J Gallagher & Co.	5.500%	3/2/33	200	204
Arthur J Gallagher & Co.	5.750%	3/2/53	200	205
Assurant Inc.	4.900%	3/27/28	100	99
Assurant Inc.	6.750%	2/15/34	9	10
Assured Guaranty US Holdings Inc.	6.125%	9/15/28	100	105
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Athene Holding Ltd.	4.125%	1/12/28	200	191
Athene Holding Ltd.	6.150%	4/3/30	210	217
Athene Holding Ltd.	3.500%	1/15/31	500	440
Athene Holding Ltd.	3.950%	5/25/51	5	4
Australia & New Zealand Banking Group Ltd.	5.375%	7/3/25	200	202
Australia & New Zealand Banking Group Ltd.	5.671%	10/3/25	250	254
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	245
Australia & New Zealand Banking Group Ltd.	5.088%	12/8/25	250	251
AXA SA	8.600%	12/15/30	112	135
AXIS Specialty Finance LLC	3.900%	7/15/29	50	47
AXIS Specialty Finance LLC	4.900%	1/15/40	50	42
AXIS Specialty Finance plc	4.000%	12/6/27	550	527
Banco Bilbao Vizcaya Argentaria SA	7.883%	11/15/34	200	218
Banco Santander SA	5.147%	8/18/25	200	199
Banco Santander SA	5.179%	11/19/25	250	248
Banco Santander SA	1.849%	3/25/26	1,000	926
Banco Santander SA	4.250%	4/11/27	600	581
Banco Santander SA	5.294%	8/18/27	200	200
Banco Santander SA	6.527%	11/7/27	800	828
Banco Santander SA	3.800%	2/23/28	200	189
Banco Santander SA	4.379%	4/12/28	200	194
Banco Santander SA	6.607%	11/7/28	200	213
Banco Santander SA	2.958%	3/25/31	600	516
Banco Santander SA	6.921%	8/8/33	400	427
Banco Santander SA	6.938%	11/7/33	200	222
Bank of America Corp.	1.530%	12/6/25	1,225	1,177
Bank of America Corp.	3.366%	1/23/26	300	293
Bank of America Corp.	2.015%	2/13/26	1,000	961
Bank of America Corp.	4.450%	3/3/26	475	469
Bank of America Corp.	3.384%	4/2/26	582	566
Bank of America Corp.	3.500%	4/19/26	320	311
Bank of America Corp.	1.319%	6/19/26	500	471
Bank of America Corp.	4.250%	10/22/26	725	712
Bank of America Corp.	1.197%	10/24/26	500	464
Bank of America Corp.	5.080%	1/20/27	275	275
Bank of America Corp.	3.559%	4/23/27	750	722
Bank of America Corp.	1.734%	7/22/27	500	458
Bank of America Corp.	3.248%	10/21/27	750	714
Bank of America Corp.	4.183%	11/25/27	560	545
Bank of America Corp.	3.824%	1/20/28	1,248	1,200
Bank of America Corp.	2.551%	2/4/28	675	625
Bank of America Corp.	3.705%	4/24/28	350	334
Bank of America Corp.	3.593%	7/21/28	800	759
Bank of America Corp.	6.204%	11/10/28	350	365
Bank of America Corp.	3.419%	12/20/28	1,334	1,256
Bank of America Corp.	3.970%	3/5/29	225	215
Bank of America Corp.	5.202%	4/25/29	450	453
Bank of America Corp.	2.087%	6/14/29	1,500	1,323
Bank of America Corp.	4.271%	7/23/29	575	555
Bank of America Corp.	3.974%	2/7/30	150	142
Bank of America Corp.	3.194%	7/23/30	1,125	1,020
Bank of America Corp.	2.884%	10/22/30	300	266
Bank of America Corp.	2.496%	2/13/31	750	645
Bank of America Corp.	2.592%	4/29/31	2,000	1,722
Bank of America Corp.	2.687%	4/22/32	500	422
Bank of America Corp.	2.572%	10/20/32	1,500	1,244
Bank of America Corp.	2.972%	2/4/33	925	786
Bank of America Corp.	5.015%	7/22/33	500	494
Bank of America Corp.	5.288%	4/25/34	450	451
Bank of America Corp.	6.110%	1/29/37	335	358
Bank of America Corp.	3.846%	3/8/37	570	501
Bank of America Corp.	4.244%	4/24/38	300	271
Bank of America Corp.	7.750%	5/14/38	240	292
Bank of America Corp.	4.078%	4/23/40	550	482
Bank of America Corp.	2.676%	6/19/41	1,000	717
Bank of America Corp.	5.875%	2/7/42	300	324
Bank of America Corp.	3.311%	4/22/42	400	312
Bank of America Corp.	5.000%	1/21/44	615	606
Bank of America Corp.	4.875%	4/1/44	300	292
Bank of America Corp.	4.750%	4/21/45	100	91
Bank of America Corp.	4.443%	1/20/48	100	90
Bank of America Corp.	4.330%	3/15/50	250	219
Bank of America Corp.	4.083%	3/20/51	1,500	1,266
Bank of America Corp.	2.831%	10/24/51	500	339
Bank of America Corp.	3.483%	3/13/52	500	386
Bank of America Corp.	2.972%	7/21/52	400	282
Bank of America NA	5.650%	8/18/25	275	279
Bank of America NA	5.526%	8/18/26	275	280
Bank of America NA	6.000%	10/15/36	250	271
Bank of Montreal	5.200%	12/12/24	200	200

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of Montreal	1.500%	1/10/25	200	193
	Bank of Montreal	1.850%	5/1/25	457	438
	Bank of Montreal	3.700%	6/7/25	200	196
	Bank of Montreal	5.920%	9/25/25	200	203
	Bank of Montreal	5.300%	6/5/26	200	202
	Bank of Montreal	2.650%	3/8/27	200	188
	Bank of Montreal	5.203%	2/1/28	200	204
	Bank of Montreal	5.717%	9/25/28	200	207
	Bank of Montreal	3.803%	12/15/32	500	460
	Bank of New York Mellon Corp.	3.250%	9/11/24	84	83
	Bank of New York Mellon Corp.	3.000%	2/24/25	547	535
	Bank of New York Mellon Corp.	2.800%	5/4/26	576	552
	Bank of New York Mellon Corp.	2.450%	8/17/26	408	385
	Bank of New York Mellon Corp.	2.050%	1/26/27	120	112
	Bank of New York Mellon Corp.	4.947%	4/26/27	200	200
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	144
	Bank of New York Mellon Corp.	3.442%	2/7/28	150	144
	Bank of New York Mellon Corp.	5.802%	10/25/28	200	207
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	185
	Bank of New York Mellon Corp.	4.543%	2/1/29	200	199
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	94
	Bank of New York Mellon Corp.	6.317%	10/25/29	200	212
	Bank of New York Mellon Corp.	2.500%	1/26/32	80	68
	Bank of New York Mellon Corp.	5.834%	10/25/33	200	212
	Bank of New York Mellon Corp.	4.706%	2/1/34	200	196
	Bank of New York Mellon Corp.	4.967%	4/26/34	1,200	1,195
	Bank of Nova Scotia	5.250%	12/6/24	200	200
	Bank of Nova Scotia	1.450%	1/10/25	200	193
	Bank of Nova Scotia	2.200%	2/3/25	1,875	1,818
	Bank of Nova Scotia	3.450%	4/11/25	200	196
	Bank of Nova Scotia	5.450%	6/12/25	200	201
	Bank of Nova Scotia	4.500%	12/16/25	300	295
	Bank of Nova Scotia	2.700%	8/3/26	100	95
	Bank of Nova Scotia	1.300%	9/15/26	500	455
	Bank of Nova Scotia	1.950%	2/2/27	200	184
	Bank of Nova Scotia	5.250%	6/12/28	200	203
	Bank of Nova Scotia	2.450%	2/2/32	200	168
	Bank of Nova Scotia	5.650%	2/1/34	200	208
	Bank of Nova Scotia	4.588%	5/4/37	200	179
	Barclays plc	3.650%	3/16/25	350	342
	Barclays plc	4.375%	1/12/26	300	296
	Barclays plc	2.852%	5/7/26	300	290
	Barclays plc	5.200%	5/12/26	610	606
	Barclays plc	5.304%	8/9/26	500	498
	Barclays plc	7.325%	11/2/26	375	387
	Barclays plc	5.829%	5/9/27	350	353
	Barclays plc	4.337%	1/10/28	200	194
	Barclays plc	4.836%	5/9/28	400	390
	Barclays plc	5.501%	8/9/28	325	327
	Barclays plc	7.385%	11/2/28	375	401
	Barclays plc	4.972%	5/16/29	500	491
	Barclays plc	6.490%	9/13/29	326	340
	Barclays plc	5.088%	6/20/30	345	334
	Barclays plc	2.645%	6/24/31	400	338
	Barclays plc	5.746%	8/9/33	325	328
	Barclays plc	7.437%	11/2/33	1,125	1,261
	Barclays plc	7.119%	6/27/34	270	287
	Barclays plc	3.564%	9/23/35	250	215
	Barclays plc	5.250%	8/17/45	250	245
	Barclays plc	4.950%	1/10/47	200	187
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	159
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	188
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	750	692
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	180	168
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	725	509
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	534	448
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	705
	BlackRock Inc.	3.200%	3/15/27	100	97
	BlackRock Inc.	3.250%	4/30/29	90	87
	BlackRock Inc.	2.400%	4/30/30	380	339
	BlackRock Inc.	2.100%	2/25/32	600	502
	BlackRock Inc.	4.750%	5/25/33	200	202
	Blackstone Private Credit Fund	2.625%	12/15/26	300	272
	Blackstone Private Credit Fund	3.250%	3/15/27	400	367
	Blackstone Secured Lending Fund	2.750%	9/16/26	500	458
	Blue Owl Capital Corp.	3.750%	7/22/25	180	173
	Blue Owl Capital Corp.	3.400%	7/15/26	244	227
[5]	Blue Owl Credit Income Corp.	7.950%	6/13/28	200	207
[5]	BNP Paribas SA	3.052%	1/13/31	50	44
	BPCE SA	3.375%	12/2/26	250	242
	Brighthouse Financial Inc.	4.700%	6/22/47	173	137
	Brookfield Corp.	4.000%	1/15/25	157	155
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Brookfield Finance I UK plc / Brookfield Finance Inc.	2.340%	1/30/32	120	96
Brookfield Finance Inc.	4.250%	6/2/26	50	49
Brookfield Finance Inc.	3.900%	1/25/28	125	120
Brookfield Finance Inc.	4.850%	3/29/29	150	149
Brookfield Finance Inc.	4.350%	4/15/30	205	198
Brookfield Finance Inc.	4.700%	9/20/47	185	161
Brookfield Finance LLC / Brookfield Finance Inc.	3.450%	4/15/50	125	87
Brown & Brown Inc.	4.500%	3/15/29	75	73
Brown & Brown Inc.	2.375%	3/15/31	500	410
Canadian Imperial Bank of Commerce	2.250%	1/28/25	120	116
Canadian Imperial Bank of Commerce	3.300%	4/7/25	200	195
Canadian Imperial Bank of Commerce	1.250%	6/22/26	275	252
Canadian Imperial Bank of Commerce	3.450%	4/7/27	200	192
Canadian Imperial Bank of Commerce	3.600%	4/7/32	200	183
Canadian Imperial Bank of Commerce	6.092%	10/3/33	200	213
Capital One Financial Corp.	4.200%	10/29/25	175	172
Capital One Financial Corp.	2.636%	3/3/26	243	233
Capital One Financial Corp.	3.750%	7/28/26	500	479
Capital One Financial Corp.	3.750%	3/9/27	100	96
Capital One Financial Corp.	3.650%	5/11/27	800	763
Capital One Financial Corp.	7.149%	10/29/27	200	208
Capital One Financial Corp.	3.800%	1/31/28	300	285
Capital One Financial Corp.	5.468%	2/1/29	200	200
Capital One Financial Corp.	3.273%	3/1/30	230	205
Capital One Financial Corp.	7.624%	10/30/31	200	219
Capital One Financial Corp.	5.817%	2/1/34	732	729
Capital One Financial Corp.	6.377%	6/8/34	500	515
Cboe Global Markets Inc.	3.650%	1/12/27	110	107
Charles Schwab Corp.	3.625%	4/1/25	384	377
Charles Schwab Corp.	3.850%	5/21/25	25	25
Charles Schwab Corp.	0.900%	3/11/26	300	275
Charles Schwab Corp.	1.150%	5/13/26	500	459
Charles Schwab Corp.	5.875%	8/24/26	180	185
Charles Schwab Corp.	3.200%	3/2/27	250	239
Charles Schwab Corp.	2.450%	3/3/27	245	228
Charles Schwab Corp.	3.300%	4/1/27	125	119
Charles Schwab Corp.	3.200%	1/25/28	100	94
Charles Schwab Corp.	4.000%	2/1/29	125	121
Charles Schwab Corp.	5.643%	5/19/29	220	226
Charles Schwab Corp.	3.250%	5/22/29	100	94
Charles Schwab Corp.	2.750%	10/1/29	50	45
Charles Schwab Corp.	6.196%	11/17/29	220	231
Charles Schwab Corp.	4.625%	3/22/30	50	50
Charles Schwab Corp.	2.300%	5/13/31	500	418
Charles Schwab Corp.	6.136%	8/24/34	235	248
Chubb Corp.	6.000%	5/11/37	125	138
Chubb Corp.	6.500%	5/15/38	95	110
Chubb INA Holdings Inc.	3.150%	3/15/25	250	245
Chubb INA Holdings Inc.	3.350%	5/3/26	355	345
Chubb INA Holdings Inc.	6.700%	5/15/36	200	233
Chubb INA Holdings Inc.	4.150%	3/13/43	100	91
Chubb INA Holdings Inc.	4.350%	11/3/45	350	329
Chubb INA Holdings Inc.	2.850%	12/15/51	100	73
Chubb INA Holdings Inc.	3.050%	12/15/61	200	144
CI Financial Corp.	4.100%	6/15/51	350	206
Cincinnati Financial Corp.	6.920%	5/15/28	100	107
Cincinnati Financial Corp.	6.125%	11/1/34	75	79
Citibank NA	5.864%	9/29/25	250	254
Citibank NA	5.488%	12/4/26	450	458
Citibank NA	5.803%	9/29/28	450	470
Citigroup Inc.	3.875%	3/26/25	350	344
Citigroup Inc.	4.400%	6/10/25	1,716	1,697
Citigroup Inc.	5.500%	9/13/25	75	75
Citigroup Inc.	3.700%	1/12/26	275	269
Citigroup Inc.	2.014%	1/25/26	300	288
Citigroup Inc.	4.600%	3/9/26	275	271
Citigroup Inc.	5.610%	9/29/26	200	201
Citigroup Inc.	3.200%	10/21/26	1,025	978
Citigroup Inc.	4.300%	11/20/26	75	74
Citigroup Inc.	4.450%	9/29/27	1,230	1,202
Citigroup Inc.	3.887%	1/10/28	475	460
Citigroup Inc.	3.070%	2/24/28	1,000	942
Citigroup Inc.	4.658%	5/24/28	350	348
Citigroup Inc.	3.668%	7/24/28	900	858
Citigroup Inc.	4.125%	7/25/28	100	96
Citigroup Inc.	3.520%	10/27/28	580	548

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	3.980%	3/20/30	475	451
	Citigroup Inc.	2.976%	11/5/30	300	267
	Citigroup Inc.	2.666%	1/29/31	500	434
	Citigroup Inc.	4.412%	3/31/31	750	718
	Citigroup Inc.	2.572%	6/3/31	500	427
	Citigroup Inc.	6.625%	6/15/32	100	109
	Citigroup Inc.	2.520%	11/3/32	475	392
	Citigroup Inc.	3.057%	1/25/33	230	196
	Citigroup Inc.	3.785%	3/17/33	600	540
	Citigroup Inc.	4.910%	5/24/33	220	215
	Citigroup Inc.	6.270%	11/17/33	500	535
	Citigroup Inc.	6.174%	5/25/34	350	363
	Citigroup Inc.	6.125%	8/25/36	75	80
	Citigroup Inc.	3.878%	1/24/39	225	194
	Citigroup Inc.	8.125%	7/15/39	562	725
	Citigroup Inc.	5.316%	3/26/41	1,000	1,003
	Citigroup Inc.	5.875%	1/30/42	100	106
	Citigroup Inc.	5.300%	5/6/44	375	361
	Citigroup Inc.	4.650%	7/30/45	200	182
	Citigroup Inc.	4.750%	5/18/46	375	336
	Citigroup Inc.	4.650%	7/23/48	450	416
	Citizens Financial Group Inc.	2.850%	7/27/26	175	163
	Citizens Financial Group Inc.	2.500%	2/6/30	200	168
	Citizens Financial Group Inc.	4.300%	2/11/31	357	304
	Citizens Financial Group Inc.	2.638%	9/30/32	125	96
	CME Group Inc.	2.650%	3/15/32	500	444
	CME Group Inc.	5.300%	9/15/43	200	213
	CNA Financial Corp.	4.500%	3/1/26	125	124
	CNA Financial Corp.	3.450%	8/15/27	100	96
	CNA Financial Corp.	3.900%	5/1/29	100	96
	CNO Financial Group Inc.	5.250%	5/30/25	250	248
	Comerica Bank	4.000%	7/27/25	50	48
	Comerica Inc.	4.000%	2/1/29	90	85
	Commonwealth Bank of Australia	5.316%	3/13/26	265	269
	Cooperatieve Rabobank UA	5.000%	1/13/25	250	250
	Cooperatieve Rabobank UA	3.375%	5/21/25	666	653
	Cooperatieve Rabobank UA	3.750%	7/21/26	475	455
	Cooperatieve Rabobank UA	5.500%	10/5/26	250	256
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	106
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	258
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	347
	Corebridge Financial Inc.	3.500%	4/4/25	500	488
	Corebridge Financial Inc.	3.850%	4/5/29	185	175
	Corebridge Financial Inc.	3.900%	4/5/32	500	453
[5]	Corebridge Financial Inc.	6.050%	9/15/33	400	418
	Corebridge Financial Inc.	5.750%	1/15/34	132	135
	Corebridge Financial Inc.	4.350%	4/5/42	100	85
	Corebridge Financial Inc.	4.400%	4/5/52	215	180
	Credit Suisse AG	3.700%	2/21/25	300	294
	Credit Suisse AG	1.250%	8/7/26	255	231
	Credit Suisse AG	5.000%	7/9/27	250	250
	Credit Suisse AG	7.500%	2/15/28	425	466
	Credit Suisse USA Inc.	7.125%	7/15/32	100	114
	Deutsche Bank AG	4.500%	4/1/25	200	196
	Deutsche Bank AG	4.100%	1/13/26	100	97
	Deutsche Bank AG	1.686%	3/19/26	500	465
	Deutsche Bank AG	6.119%	7/14/26	1,150	1,162
	Deutsche Bank AG	7.146%	7/13/27	500	519
	Deutsche Bank AG	2.311%	11/16/27	250	229
	Deutsche Bank AG	6.720%	1/18/29	325	340
	Deutsche Bank AG	6.819%	11/20/29	1,225	1,289
	Deutsche Bank AG	3.729%	1/14/32	250	210
	Deutsche Bank AG	4.875%	12/1/32	240	224
	Deutsche Bank AG	3.742%	1/7/33	215	176
	Deutsche Bank AG	7.079%	2/10/34	200	205
	Discover Bank	3.450%	7/27/26	309	292
	Discover Bank	4.650%	9/13/28	250	238
	Discover Bank	2.700%	2/6/30	100	85
	Discover Financial Services	3.750%	3/4/25	183	179
	Discover Financial Services	4.500%	1/30/26	428	422
	Discover Financial Services	4.100%	2/9/27	250	240
	Discover Financial Services	6.700%	11/29/32	250	262
	Eaton Vance Corp.	3.500%	4/6/27	100	96
	Enstar Finance LLC	5.750%	9/1/40	11	10
	Enstar Finance LLC	5.500%	1/15/42	102	87
	Enstar Group Ltd.	4.950%	6/1/29	395	385
	Equitable Holdings Inc.	7.000%	4/1/28	75	80
	Equitable Holdings Inc.	4.350%	4/20/28	279	270
	Equitable Holdings Inc.	5.000%	4/20/48	350	326
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	92
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	500	343
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	49
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	100	96
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fairfax Financial Holdings Ltd.	5.625%	8/16/32	200	200
[5]	Fairfax Financial Holdings Ltd.	6.000%	12/7/33	100	103
	Fidelity National Financial Inc.	3.400%	6/15/30	100	90
	Fidelity National Financial Inc.	2.450%	3/15/31	500	415
	Fifth Third Bancorp	2.375%	1/28/25	349	338
	Fifth Third Bancorp	2.550%	5/5/27	100	92
	Fifth Third Bancorp	1.707%	11/1/27	200	180
	Fifth Third Bancorp	3.950%	3/14/28	75	72
	Fifth Third Bancorp	6.339%	7/27/29	200	208
	Fifth Third Bancorp	4.772%	7/28/30	125	123
	Fifth Third Bancorp	8.250%	3/1/38	200	237
	Fifth Third Bank NA	3.950%	7/28/25	200	196
	Fifth Third Bank NA	3.850%	3/15/26	200	192
	Fifth Third Bank NA	2.250%	2/1/27	250	231
	First American Financial Corp.	2.400%	8/15/31	200	158
	First-Citizens Bank & Trust Co.	6.125%	3/9/28	75	76
	Franklin Resources Inc.	2.950%	8/12/51	200	127
	FS KKR Capital Corp.	4.125%	2/1/25	100	97
	FS KKR Capital Corp.	3.400%	1/15/26	500	473
	FS KKR Capital Corp.	3.125%	10/12/28	200	174
	GATX Corp.	3.250%	3/30/25	125	122
	GATX Corp.	3.250%	9/15/26	50	48
	GATX Corp.	3.850%	3/30/27	175	168
	GATX Corp.	3.500%	3/15/28	100	94
	GATX Corp.	4.550%	11/7/28	150	147
	GATX Corp.	4.700%	4/1/29	75	74
	GATX Corp.	6.900%	5/1/34	200	221
	GATX Corp.	4.500%	3/30/45	50	41
	GATX Corp.	3.100%	6/1/51	200	132
	Globe Life Inc.	4.550%	9/15/28	80	79
	Goldman Sachs Capital I	6.345%	2/15/34	225	236
	Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,306
	Goldman Sachs Group Inc.	3.500%	4/1/25	50	49
	Goldman Sachs Group Inc.	3.750%	5/22/25	825	809
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	196
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	195
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,204
	Goldman Sachs Group Inc.	1.093%	12/9/26	500	461
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	411
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	341
	Goldman Sachs Group Inc.	1.542%	9/10/27	200	181
	Goldman Sachs Group Inc.	1.948%	10/21/27	1,350	1,235
	Goldman Sachs Group Inc.	2.640%	2/24/28	1,008	935
	Goldman Sachs Group Inc.	3.615%	3/15/28	495	474
	Goldman Sachs Group Inc.	3.691%	6/5/28	625	598
	Goldman Sachs Group Inc.	4.482%	8/23/28	475	466
	Goldman Sachs Group Inc.	3.814%	4/23/29	450	427
	Goldman Sachs Group Inc.	4.223%	5/1/29	475	459
	Goldman Sachs Group Inc.	6.484%	10/24/29	450	478
	Goldman Sachs Group Inc.	3.800%	3/15/30	1,250	1,175
	Goldman Sachs Group Inc.	1.992%	1/27/32	1,550	1,254
	Goldman Sachs Group Inc.	2.650%	10/21/32	800	667
	Goldman Sachs Group Inc.	3.102%	2/24/33	300	258
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	54
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,075
	Goldman Sachs Group Inc.	4.017%	10/31/38	405	354
	Goldman Sachs Group Inc.	4.411%	4/23/39	500	453
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	752
	Goldman Sachs Group Inc.	3.210%	4/22/42	1,030	788
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	459
	Golub Capital BDC Inc.	2.050%	2/15/27	65	57
	Golub Capital BDC Inc.	7.050%	12/5/28	80	84
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	98
	Hartford Financial Services Group Inc.	2.800%	8/19/29	350	318
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	53
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	107
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	150
	Hartford Financial Services Group Inc.	3.600%	8/19/49	125	96
	Hartford Financial Services Group Inc.	2.900%	9/15/51	200	134
	HSBC Bank USA NA	7.000%	1/15/39	250	290
	HSBC Holdings plc	4.250%	8/18/25	150	147
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,082
	HSBC Holdings plc	2.999%	3/10/26	300	291
	HSBC Holdings plc	1.645%	4/18/26	1,000	950
	HSBC Holdings plc	3.900%	5/25/26	450	438
	HSBC Holdings plc	2.099%	6/4/26	1,700	1,619
	HSBC Holdings plc	4.292%	9/12/26	500	490
	HSBC Holdings plc	7.336%	11/3/26	250	260

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HSBC Holdings plc	4.375%	11/23/26	350	342
HSBC Holdings plc	1.589%	5/24/27	500	458
HSBC Holdings plc	5.887%	8/14/27	340	345
HSBC Holdings plc	2.251%	11/22/27	725	666
HSBC Holdings plc	4.041%	3/13/28	400	385
HSBC Holdings plc	5.210%	8/11/28	815	815
HSBC Holdings plc	4.583%	6/19/29	400	388
HSBC Holdings plc	2.206%	8/17/29	500	436
HSBC Holdings plc	4.950%	3/31/30	250	248
HSBC Holdings plc	3.973%	5/22/30	570	533
HSBC Holdings plc	7.625%	5/17/32	100	109
HSBC Holdings plc	2.871%	11/22/32	1,225	1,019
HSBC Holdings plc	7.350%	11/27/32	100	106
HSBC Holdings plc	4.762%	3/29/33	300	280
HSBC Holdings plc	5.402%	8/11/33	275	276
HSBC Holdings plc	8.113%	11/3/33	250	288
HSBC Holdings plc	6.254%	3/9/34	350	371
HSBC Holdings plc	6.547%	6/20/34	200	209
HSBC Holdings plc	7.399%	11/13/34	200	220
HSBC Holdings plc	6.500%	5/2/36	600	625
HSBC Holdings plc	6.500%	9/15/37	50	54
HSBC Holdings plc	6.800%	6/1/38	200	214
HSBC Holdings plc	6.332%	3/9/44	350	378
HSBC Holdings plc	5.250%	3/14/44	750	732
HSBC USA Inc.	5.625%	3/17/25	405	407
Huntington Bancshares Inc.	4.443%	8/4/28	200	194
Huntington Bancshares Inc.	6.208%	8/21/29	205	211
Huntington Bancshares Inc.	2.550%	2/4/30	250	214
Huntington National Bank	4.270%	11/25/26	150	141
Huntington National Bank	4.552%	5/17/28	250	242
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	241
ING Groep NV	3.869%	3/28/26	200	196
ING Groep NV	3.950%	3/29/27	300	291
ING Groep NV	4.017%	3/28/28	200	195
ING Groep NV	4.550%	10/2/28	200	197
ING Groep NV	4.050%	4/9/29	200	193
Intercontinental Exchange Inc.	3.650%	5/23/25	150	147
Intercontinental Exchange Inc.	3.750%	12/1/25	300	295
Intercontinental Exchange Inc.	3.100%	9/15/27	150	143
Intercontinental Exchange Inc.	4.000%	9/15/27	150	147
Intercontinental Exchange Inc.	3.750%	9/21/28	75	73
Intercontinental Exchange Inc.	4.350%	6/15/29	122	122
Intercontinental Exchange Inc.	2.100%	6/15/30	750	648
Intercontinental Exchange Inc.	4.600%	3/15/33	165	165
Intercontinental Exchange Inc.	2.650%	9/15/40	500	373
Intercontinental Exchange Inc.	4.250%	9/21/48	175	157
Intercontinental Exchange Inc.	3.000%	6/15/50	60	43
Intercontinental Exchange Inc.	4.950%	6/15/52	111	111
Intercontinental Exchange Inc.	3.000%	9/15/60	300	203
Intercontinental Exchange Inc.	5.200%	6/15/62	110	113
Invesco Finance plc	3.750%	1/15/26	170	166
Invesco Finance plc	5.375%	11/30/43	75	74
Jackson Financial Inc.	3.125%	11/23/31	250	210
Janus Henderson US Holdings Inc.	4.875%	8/1/25	75	74
Jefferies Financial Group Inc.	4.850%	1/15/27	200	199
Jefferies Financial Group Inc.	5.875%	7/21/28	200	205
Jefferies Financial Group Inc.	4.150%	1/23/30	300	282
Jefferies Financial Group Inc.	6.250%	1/15/36	75	79
Jefferies Financial Group Inc.	6.500%	1/20/43	75	79
JPMorgan Chase & Co.	3.875%	2/1/24	445	444
JPMorgan Chase & Co.	3.125%	1/23/25	400	392
JPMorgan Chase & Co.	3.900%	7/15/25	362	357
JPMorgan Chase & Co.	1.561%	12/10/25	1,300	1,252
JPMorgan Chase & Co.	5.546%	12/15/25	450	450
JPMorgan Chase & Co.	3.300%	4/1/26	685	663
JPMorgan Chase & Co.	2.083%	4/22/26	500	479
JPMorgan Chase & Co.	3.200%	6/15/26	300	290
JPMorgan Chase & Co.	2.950%	10/1/26	875	834
JPMorgan Chase & Co.	4.125%	12/15/26	450	441
JPMorgan Chase & Co.	3.960%	1/29/27	500	488
JPMorgan Chase & Co.	1.578%	4/22/27	500	461
JPMorgan Chase & Co.	1.470%	9/22/27	500	453
JPMorgan Chase & Co.	3.625%	12/1/27	1,000	959
JPMorgan Chase & Co.	3.782%	2/1/28	625	604
JPMorgan Chase & Co.	3.540%	5/1/28	350	334
JPMorgan Chase & Co.	3.509%	1/23/29	575	544
JPMorgan Chase & Co.	4.005%	4/23/29	300	289
JPMorgan Chase & Co.	2.069%	6/1/29	625	554
JPMorgan Chase & Co.	4.203%	7/23/29	250	243
JPMorgan Chase & Co.	5.299%	7/24/29	515	523
JPMorgan Chase & Co.	6.087%	10/23/29	212	223
JPMorgan Chase & Co.	4.452%	12/5/29	300	294
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JPMorgan Chase & Co.	3.702%	5/6/30	300	282
JPMorgan Chase & Co.	4.565%	6/14/30	275	269
JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,334
JPMorgan Chase & Co.	4.493%	3/24/31	1,050	1,024
JPMorgan Chase & Co.	2.522%	4/22/31	2,000	1,731
JPMorgan Chase & Co.	2.956%	5/13/31	500	440
JPMorgan Chase & Co.	1.764%	11/19/31	500	406
JPMorgan Chase & Co.	2.580%	4/22/32	500	423
JPMorgan Chase & Co.	2.963%	1/25/33	1,000	856
JPMorgan Chase & Co.	5.717%	9/14/33	1,000	1,034
JPMorgan Chase & Co.	5.350%	6/1/34	703	714
JPMorgan Chase & Co.	6.400%	5/15/38	450	516
JPMorgan Chase & Co.	3.882%	7/24/38	500	443
JPMorgan Chase & Co.	5.500%	10/15/40	650	677
JPMorgan Chase & Co.	3.109%	4/22/41	500	386
JPMorgan Chase & Co.	5.600%	7/15/41	275	292
JPMorgan Chase & Co.	5.400%	1/6/42	150	156
JPMorgan Chase & Co.	3.157%	4/22/42	450	349
JPMorgan Chase & Co.	5.625%	8/16/43	300	314
JPMorgan Chase & Co.	4.950%	6/1/45	100	96
JPMorgan Chase & Co.	4.260%	2/22/48	375	333
JPMorgan Chase & Co.	4.032%	7/24/48	500	426
JPMorgan Chase & Co.	3.964%	11/15/48	1,000	841
JPMorgan Chase & Co.	3.897%	1/23/49	400	333
JPMorgan Chase & Co.	3.109%	4/22/51	500	360
JPMorgan Chase & Co.	3.328%	4/22/52	745	559
JPMorgan Chase Bank NA	5.110%	12/8/26	290	293
Kemper Corp.	4.350%	2/15/25	40	39
KeyBank NA	3.300%	6/1/25	403	388
KeyBank NA	4.700%	1/26/26	250	244
KeyBank NA	5.850%	11/15/27	250	250
KeyBank NA	6.950%	2/1/28	250	254
KeyBank NA	5.000%	1/26/33	250	234
KeyCorp	4.150%	10/29/25	150	146
KeyCorp	4.100%	4/30/28	600	565
KeyCorp	2.550%	10/1/29	150	127
Lazard Group LLC	3.750%	2/13/25	50	49
Lazard Group LLC	3.625%	3/1/27	100	94
Lazard Group LLC	4.500%	9/19/28	100	97
Legg Mason Inc.	4.750%	3/15/26	100	100
Legg Mason Inc.	5.625%	1/15/44	120	123
Lincoln National Corp.	3.350%	3/9/25	13	13
Lincoln National Corp.	3.625%	12/12/26	75	73
Lincoln National Corp.	3.800%	3/1/28	100	96
Lincoln National Corp.	3.050%	1/15/30	350	309
Lincoln National Corp.	6.300%	10/9/37	75	79
Lincoln National Corp.	7.000%	6/15/40	160	180
Lloyds Banking Group plc	4.450%	5/8/25	200	198
Lloyds Banking Group plc	4.582%	12/10/25	700	686
Lloyds Banking Group plc	3.511%	3/18/26	200	195
Lloyds Banking Group plc	4.650%	3/24/26	575	565
Lloyds Banking Group plc	4.716%	8/11/26	200	197
Lloyds Banking Group plc	3.750%	1/11/27	436	419
Lloyds Banking Group plc	5.985%	8/7/27	275	280
Lloyds Banking Group plc	3.750%	3/18/28	200	191
Lloyds Banking Group plc	4.375%	3/22/28	250	244
Lloyds Banking Group plc	4.550%	8/16/28	200	197
Lloyds Banking Group plc	3.574%	11/7/28	200	188
Lloyds Banking Group plc	5.871%	3/6/29	200	205
Lloyds Banking Group plc	7.953%	11/15/33	200	229
Lloyds Banking Group plc	5.300%	12/1/45	450	431
Lloyds Banking Group plc	4.344%	1/9/48	275	221
Loews Corp.	6.000%	2/1/35	50	54
Loews Corp.	4.125%	5/15/43	100	89
LPL Holdings Inc.	6.750%	11/17/28	200	213
M&T Bank Corp.	7.413%	10/30/29	200	215
M&T Bank Corp.	5.053%	1/27/34	200	189
Manufacturers & Traders Trust Co.	2.900%	2/6/25	160	155
Manufacturers & Traders Trust Co.	4.650%	1/27/26	250	245
Manufacturers & Traders Trust Co.	4.700%	1/27/28	250	243
Manulife Financial Corp.	4.150%	3/4/26	175	173
Manulife Financial Corp.	4.061%	2/24/32	190	180
Manulife Financial Corp.	5.375%	3/4/46	200	204
Markel Group Inc.	3.500%	11/1/27	50	48
Markel Group Inc.	3.350%	9/17/29	75	69
Markel Group Inc.	4.300%	11/1/47	50	41
Markel Group Inc.	5.000%	5/20/49	150	139
Markel Group Inc.	4.150%	9/17/50	200	163
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	98
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	98
Marsh & McLennan Cos. Inc.	2.250%	11/15/30	710	613
Marsh & McLennan Cos. Inc.	5.400%	9/15/33	200	211
Marsh & McLennan Cos. Inc.	4.750%	3/15/39	250	243

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	90
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	175
	Marsh & McLennan Cos. Inc.	5.700%	9/15/53	300	326
	Mercury General Corp.	4.400%	3/15/27	75	72
	MetLife Inc.	3.000%	3/1/25	250	244
	MetLife Inc.	3.600%	11/13/25	400	394
	MetLife Inc.	6.500%	12/15/32	175	199
	MetLife Inc.	5.375%	7/15/33	200	209
	MetLife Inc.	6.375%	6/15/34	100	112
	MetLife Inc.	5.875%	2/6/41	590	645
	MetLife Inc.	4.125%	8/13/42	175	155
	MetLife Inc.	4.875%	11/13/43	355	346
	MetLife Inc.	4.721%	12/15/44	63	59
	MetLife Inc.	5.250%	1/15/54	200	206
	MetLife Inc.	6.400%	12/15/66	210	217
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	246
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	2,000	1,889
	Mitsubishi UFJ Financial Group Inc.	5.719%	2/20/26	500	502
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	513
	Mitsubishi UFJ Financial Group Inc.	5.541%	4/17/26	225	226
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	236
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	485
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	400	366
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	238
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	400	370
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	195
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	194
	Mitsubishi UFJ Financial Group Inc.	5.354%	9/13/28	200	203
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	191
	Mitsubishi UFJ Financial Group Inc.	5.242%	4/19/29	225	228
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	161
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	50	44
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	500	420
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	400	343
	Mitsubishi UFJ Financial Group Inc.	4.315%	4/19/33	200	191
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	500	508
	Mitsubishi UFJ Financial Group Inc.	5.406%	4/19/34	1,034	1,066
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	47
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	175
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	241
	Mizuho Financial Group Inc.	1.554%	7/9/27	200	183
	Mizuho Financial Group Inc.	4.018%	3/5/28	325	315
	Mizuho Financial Group Inc.	5.778%	7/6/29	225	232
	Mizuho Financial Group Inc.	4.254%	9/11/29	400	387
	Mizuho Financial Group Inc.	3.153%	7/16/30	500	450
	Mizuho Financial Group Inc.	2.869%	9/13/30	100	88
	Mizuho Financial Group Inc.	2.172%	5/22/32	500	407
	Mizuho Financial Group Inc.	5.748%	7/6/34	780	809
	Morgan Stanley	4.000%	7/23/25	330	325
	Morgan Stanley	5.000%	11/24/25	650	649
	Morgan Stanley	3.875%	1/27/26	225	220
	Morgan Stanley	2.188%	4/28/26	1,000	960
	Morgan Stanley	3.125%	7/27/26	700	670
	Morgan Stanley	6.250%	8/9/26	1,796	1,852
	Morgan Stanley	4.350%	9/8/26	966	949
	Morgan Stanley	6.138%	10/16/26	500	509
	Morgan Stanley	0.985%	12/10/26	500	460
	Morgan Stanley	3.625%	1/20/27	250	243
	Morgan Stanley	5.050%	1/28/27	350	350
	Morgan Stanley	3.950%	4/23/27	325	315
	Morgan Stanley	1.593%	5/4/27	525	484
	Morgan Stanley	2.475%	1/21/28	500	464
	Morgan Stanley	4.210%	4/20/28	200	195
[4]	Morgan Stanley	3.591%	7/22/28	935	892
	Morgan Stanley	6.296%	10/18/28	500	524
	Morgan Stanley	3.772%	1/24/29	575	548
	Morgan Stanley	5.123%	2/1/29	350	351
	Morgan Stanley	5.164%	4/20/29	450	452
	Morgan Stanley	5.449%	7/20/29	350	357
	Morgan Stanley	6.407%	11/1/29	350	371
	Morgan Stanley	4.431%	1/23/30	550	536
	Morgan Stanley	2.699%	1/22/31	1,750	1,533
	Morgan Stanley	3.622%	4/1/31	600	553
	Morgan Stanley	1.794%	2/13/32	500	399
	Morgan Stanley	7.250%	4/1/32	150	177
	Morgan Stanley	1.928%	4/28/32	200	161
	Morgan Stanley	2.239%	7/21/32	500	409
	Morgan Stanley	2.511%	10/20/32	600	498
	Morgan Stanley	2.943%	1/21/33	500	425
	Morgan Stanley	6.342%	10/18/33	750	808
	Morgan Stanley	5.250%	4/21/34	450	450
	Morgan Stanley	6.627%	11/1/34	350	388
	Morgan Stanley	5.297%	4/20/37	350	340
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	5.948%	1/19/38	350	354
[4]	Morgan Stanley	3.971%	7/22/38	375	329
	Morgan Stanley	4.457%	4/22/39	250	230
	Morgan Stanley	3.217%	4/22/42	325	251
	Morgan Stanley	6.375%	7/24/42	600	695
	Morgan Stanley	4.300%	1/27/45	650	587
	Morgan Stanley	2.802%	1/25/52	940	627
	Morgan Stanley Bank NA	5.479%	7/16/25	350	353
	Morgan Stanley Bank NA	4.754%	4/21/26	275	275
	Morgan Stanley Bank NA	5.882%	10/30/26	275	283
	Nasdaq Inc.	5.650%	6/28/25	500	505
	Nasdaq Inc.	3.850%	6/30/26	100	98
	Nasdaq Inc.	5.350%	6/28/28	200	206
	Nasdaq Inc.	1.650%	1/15/31	250	203
	Nasdaq Inc.	5.550%	2/15/34	200	208
	Nasdaq Inc.	2.500%	12/21/40	200	139
	Nasdaq Inc.	3.250%	4/28/50	35	25
	Nasdaq Inc.	3.950%	3/7/52	200	159
	Nasdaq Inc.	5.950%	8/15/53	200	215
	Nasdaq Inc.	6.100%	6/28/63	200	217
	National Australia Bank Ltd.	5.200%	5/13/25	500	503
	National Australia Bank Ltd.	3.375%	1/14/26	100	97
	National Australia Bank Ltd.	2.500%	7/12/26	200	190
	National Australia Bank Ltd.	4.944%	1/12/28	250	253
	National Australia Bank Ltd.	4.900%	6/13/28	500	505
	National Bank of Canada	5.250%	1/17/25	250	250
	National Bank of Canada	5.600%	12/18/28	250	257
	Natwest Group plc	5.076%	1/27/30	200	197
	Natwest Group plc	4.445%	5/8/30	700	670
	Natwest Group plc	6.016%	3/2/34	200	210
	NatWest Group plc	7.472%	11/10/26	200	207
	NatWest Group plc	5.847%	3/2/27	200	202
	NatWest Group plc	5.516%	9/30/28	200	201
	NatWest Group plc	4.892%	5/18/29	1,000	983
	NatWest Group plc	5.808%	9/13/29	200	205
	Nomura Holdings Inc.	2.648%	1/16/25	170	165
	Nomura Holdings Inc.	5.099%	7/3/25	225	224
	Nomura Holdings Inc.	1.851%	7/16/25	300	284
	Nomura Holdings Inc.	2.329%	1/22/27	200	183
	Nomura Holdings Inc.	5.386%	7/6/27	200	201
	Nomura Holdings Inc.	2.172%	7/14/28	200	176
	Nomura Holdings Inc.	5.605%	7/6/29	225	230
	Nomura Holdings Inc.	3.103%	1/16/30	400	354
	Nomura Holdings Inc.	2.679%	7/16/30	250	213
	Nomura Holdings Inc.	2.608%	7/14/31	200	166
	Northern Trust Corp.	3.950%	10/30/25	150	148
	Northern Trust Corp.	4.000%	5/10/27	200	197
	Northern Trust Corp.	3.650%	8/3/28	100	97
	Northern Trust Corp.	3.375%	5/8/32	50	46
	Oaktree Specialty Lending Corp.	3.500%	2/25/25	40	39
	Old Republic International Corp.	3.875%	8/26/26	100	96
	Old Republic International Corp.	3.850%	6/11/51	200	147
	ORIX Corp.	3.250%	12/4/24	75	73
	ORIX Corp.	3.700%	7/18/27	200	193
	Owl Rock Capital Corp.	4.000%	3/30/25	47	46
	Owl Rock Capital Corp.	2.625%	1/15/27	200	180
	PartnerRe Finance B LLC	3.700%	7/2/29	95	90
	PartnerRe Finance B LLC	4.500%	10/1/50	100	86
	PNC Bank NA	2.950%	2/23/25	293	285
	PNC Bank NA	3.250%	6/1/25	169	165
	PNC Bank NA	3.100%	10/25/27	250	235
	PNC Bank NA	3.250%	1/22/28	150	141
	PNC Bank NA	4.050%	7/26/28	250	241
	PNC Bank NA	2.700%	10/22/29	150	132
	PNC Financial Services Group Inc.	5.812%	6/12/26	200	201
	PNC Financial Services Group Inc.	4.758%	1/26/27	200	198
	PNC Financial Services Group Inc.	3.150%	5/19/27	450	427
	PNC Financial Services Group Inc.	6.615%	10/20/27	200	208
	PNC Financial Services Group Inc.	3.450%	4/23/29	500	474
	PNC Financial Services Group Inc.	5.582%	6/12/29	200	204
	PNC Financial Services Group Inc.	2.550%	1/22/30	425	372
	PNC Financial Services Group Inc.	4.626%	6/6/33	200	188
	PNC Financial Services Group Inc.	6.037%	10/28/33	255	267
	PNC Financial Services Group Inc.	5.068%	1/24/34	200	196
	PNC Financial Services Group Inc.	5.939%	8/18/34	90	94
	PNC Financial Services Group Inc.	6.875%	10/20/34	430	478
	Principal Financial Group Inc.	3.400%	5/15/25	128	125
	Principal Financial Group Inc.	3.100%	11/15/26	100	95
	Principal Financial Group Inc.	4.625%	9/15/42	50	46
	Principal Financial Group Inc.	4.350%	5/15/43	150	133
	Principal Financial Group Inc.	4.300%	11/15/46	195	165
	Progressive Corp.	2.450%	1/15/27	150	141
	Progressive Corp.	6.625%	3/1/29	125	137

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Progressive Corp.	4.950%	6/15/33	100	103
Progressive Corp.	4.350%	4/25/44	50	45
Progressive Corp.	4.125%	4/15/47	290	256
Progressive Corp.	4.200%	3/15/48	115	103
Progressive Corp.	3.950%	3/26/50	180	153
Progressive Corp.	3.700%	3/15/52	100	81
Prospect Capital Corp.	3.364%	11/15/26	200	180
Prudential Financial Inc.	3.878%	3/27/28	163	159
Prudential Financial Inc.	5.750%	7/15/33	100	109
Prudential Financial Inc.	5.700%	12/14/36	125	135
Prudential Financial Inc.	6.625%	12/1/37	65	75
Prudential Financial Inc.	3.000%	3/10/40	50	39
Prudential Financial Inc.	6.625%	6/21/40	65	74
Prudential Financial Inc.	5.100%	8/15/43	50	47
Prudential Financial Inc.	4.600%	5/15/44	525	489
Prudential Financial Inc.	5.375%	5/15/45	250	247
Prudential Financial Inc.	3.905%	12/7/47	182	149
Prudential Financial Inc.	5.700%	9/15/48	250	243
Prudential Financial Inc.	3.935%	12/7/49	363	299
Prudential Financial Inc.	4.350%	2/25/50	210	186
Prudential Financial Inc.	3.700%	10/1/50	200	173
Prudential Financial Inc.	5.125%	3/1/52	250	235
Prudential Funding Asia plc	3.125%	4/14/30	200	180
Raymond James Financial Inc.	4.650%	4/1/30	55	55
Raymond James Financial Inc.	4.950%	7/15/46	210	196
Raymond James Financial Inc.	3.750%	4/1/51	250	189
Regions Bank	6.450%	6/26/37	250	254
Regions Financial Corp.	2.250%	5/18/25	100	95
Regions Financial Corp.	1.800%	8/12/28	120	103
Reinsurance Group of America Inc.	3.900%	5/15/29	50	48
Reinsurance Group of America Inc.	6.000%	9/15/33	100	105
RenaissanceRe Finance Inc.	3.700%	4/1/25	10	10
RenaissanceRe Finance Inc.	3.450%	7/1/27	75	71
RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	70
RenaissanceRe Holdings Ltd.	5.750%	6/5/33	132	133
Royal Bank of Canada	1.600%	1/21/25	100	96
Royal Bank of Canada	3.375%	4/14/25	200	196
Royal Bank of Canada	4.950%	4/25/25	200	200
Royal Bank of Canada	4.875%	1/12/26	200	201
Royal Bank of Canada	4.650%	1/27/26	898	891
Royal Bank of Canada	1.200%	4/27/26	200	185
Royal Bank of Canada	1.400%	11/2/26	500	457
Royal Bank of Canada	2.050%	1/21/27	100	93
Royal Bank of Canada	3.625%	5/4/27	200	193
Royal Bank of Canada	4.240%	8/3/27	200	198
Royal Bank of Canada	6.000%	11/1/27	200	210
Royal Bank of Canada	4.900%	1/12/28	200	202
Royal Bank of Canada	2.300%	11/3/31	500	422
Royal Bank of Canada	3.875%	5/4/32	200	188
Royal Bank of Canada	5.000%	2/1/33	465	473
Royal Bank of Canada	5.000%	5/2/33	200	204
Santander Holdings USA Inc.	4.500%	7/17/25	1,125	1,113
Santander Holdings USA Inc.	3.244%	10/5/26	400	379
Santander Holdings USA Inc.	4.400%	7/13/27	250	243
Santander Holdings USA Inc.	2.490%	1/6/28	200	183
Santander Holdings USA Inc.	6.499%	3/9/29	200	207
Santander UK Group Holdings plc	1.532%	8/21/26	600	560
Santander UK Group Holdings plc	1.673%	6/14/27	400	364
Santander UK Group Holdings plc	3.823%	11/3/28	200	188
Santander UK Group Holdings plc	6.534%	1/10/29	415	430
Selective Insurance Group Inc.	5.375%	3/1/49	50	48
State Street Corp.	3.300%	12/16/24	227	223
State Street Corp.	3.550%	8/18/25	200	196
State Street Corp.	5.104%	5/18/26	500	500
State Street Corp.	2.650%	5/19/26	125	119
State Street Corp.	5.272%	8/3/26	215	218
State Street Corp.	5.684%	11/21/29	200	207
State Street Corp.	4.141%	12/3/29	200	194
State Street Corp.	2.400%	1/24/30	150	134
State Street Corp.	4.821%	1/26/34	130	128
State Street Corp.	5.159%	5/18/34	500	504
State Street Corp.	3.031%	11/1/34	125	112
Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	320	311
Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	1,500	1,420
Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	200	184
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	146
Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	200	205
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	119
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	167
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	192
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	666
Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	286
Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	96
Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	500	438
Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	434
Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	136
Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	1,870	1,654
Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	200	162
Sumitomo Mitsui Financial Group Inc.	5.766%	1/13/33	295	312
Sumitomo Mitsui Financial Group Inc.	5.776%	7/13/33	200	212
Sumitomo Mitsui Financial Group Inc.	2.296%	1/12/41	200	138
Sumitomo Mitsui Financial Group Inc.	6.184%	7/13/43	200	223
Synchrony Financial	4.500%	7/23/25	426	416
Synchrony Financial	3.700%	8/4/26	125	117
Synchrony Financial	3.950%	12/1/27	300	281
Toronto-Dominion Bank	3.250%	3/11/24	400	398
Toronto-Dominion Bank	1.250%	12/13/24	825	795
Toronto-Dominion Bank	1.450%	1/10/25	200	193
Toronto-Dominion Bank	3.766%	6/6/25	425	418
Toronto-Dominion Bank	1.150%	6/12/25	200	189
Toronto-Dominion Bank	0.750%	1/6/26	200	185
Toronto-Dominion Bank	5.103%	1/9/26	200	201
Toronto-Dominion Bank	5.532%	7/17/26	225	229
Toronto-Dominion Bank	1.250%	9/10/26	325	297
Toronto-Dominion Bank	1.950%	1/12/27	200	185
Toronto-Dominion Bank	4.108%	6/8/27	425	418
Toronto-Dominion Bank	5.156%	1/10/28	225	229
Toronto-Dominion Bank	5.523%	7/17/28	225	232
Toronto-Dominion Bank	2.000%	9/10/31	325	270
Toronto-Dominion Bank	2.450%	1/12/32	850	713
Toronto-Dominion Bank	4.456%	6/8/32	400	389
Travelers Cos. Inc.	6.250%	6/15/37	150	170
Travelers Cos. Inc.	4.300%	8/25/45	150	134
Travelers Cos. Inc.	4.000%	5/30/47	225	194
Travelers Cos. Inc.	4.100%	3/4/49	200	174
Travelers Cos. Inc.	2.550%	4/27/50	500	331
Travelers Cos. Inc.	5.450%	5/25/53	143	155
Travelers Property Casualty Corp.	6.375%	3/15/33	26	30
Trinity Acquisition plc	4.400%	3/15/26	100	99
Truist Bank	2.150%	12/6/24	250	243
Truist Bank	3.625%	9/16/25	500	484
Truist Bank	3.300%	5/15/26	200	191
Truist Bank	2.636%	9/17/29	250	233
Truist Financial Corp.	3.700%	6/5/25	175	171
Truist Financial Corp.	1.200%	8/5/25	200	188
Truist Financial Corp.	6.047%	6/8/27	265	270
Truist Financial Corp.	1.125%	8/3/27	500	438
Truist Financial Corp.	3.875%	3/19/29	200	187
Truist Financial Corp.	1.887%	6/7/29	500	432
Truist Financial Corp.	7.161%	10/30/29	200	216
Truist Financial Corp.	1.950%	6/5/30	100	84
Truist Financial Corp.	4.916%	7/28/33	200	187
Truist Financial Corp.	5.122%	1/26/34	810	784
Truist Financial Corp.	5.867%	6/8/34	200	204
UBS AG	5.800%	9/11/25	200	202
UBS AG	5.650%	9/11/28	225	233
UBS Group AG	3.750%	3/26/25	250	245
UBS Group AG	4.550%	4/17/26	456	450
UBS Group AG	4.875%	5/15/45	375	357
Unum Group	4.000%	6/15/29	80	76
Unum Group	5.750%	8/15/42	75	73
Unum Group	4.500%	12/15/49	100	79
US Bancorp	3.950%	11/17/25	25	25
US Bancorp	3.100%	4/27/26	300	288
US Bancorp	2.375%	7/22/26	249	234
US Bancorp	5.727%	10/21/26	525	528
US Bancorp	3.150%	4/27/27	275	262
US Bancorp	6.787%	10/26/27	200	209
US Bancorp	5.775%	6/12/29	275	282

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
US Bancorp	3.000%	7/30/29	240	217
US Bancorp	2.677%	1/27/33	90	75
US Bancorp	4.967%	7/22/33	235	223
US Bancorp	5.850%	10/21/33	525	542
US Bancorp	4.839%	2/1/34	360	345
US Bancorp	5.836%	6/12/34	275	284
US Bancorp	2.491%	11/3/36	450	352
US Bank NA	2.050%	1/21/25	175	169
US Bank NA	2.800%	1/27/25	625	608
Voya Financial Inc.	3.650%	6/15/26	250	242
Voya Financial Inc.	5.700%	7/15/43	75	74
Voya Financial Inc.	4.800%	6/15/46	40	35
Voya Financial Inc.	4.700%	1/23/48	100	83
Webster Financial Corp.	4.100%	3/25/29	55	51
Wells Fargo & Co.	3.000%	2/19/25	425	416
Wells Fargo & Co.	2.164%	2/11/26	500	481
Wells Fargo & Co.	3.000%	4/22/26	1,275	1,222
Wells Fargo & Co.	3.908%	4/25/26	400	392
Wells Fargo & Co.	4.100%	6/3/26	725	709
Wells Fargo & Co.	4.540%	8/15/26	275	272
Wells Fargo & Co.	3.000%	10/23/26	675	641
Wells Fargo & Co.	4.300%	7/22/27	475	465
Wells Fargo & Co.	3.584%	5/22/28	500	476
Wells Fargo & Co.	4.808%	7/25/28	975	968
Wells Fargo & Co.	4.150%	1/24/29	200	195
Wells Fargo & Co.	5.574%	7/25/29	350	357
Wells Fargo & Co.	6.303%	10/23/29	990	1,044
Wells Fargo & Co.	2.879%	10/30/30	1,300	1,155
Wells Fargo & Co.	4.478%	4/4/31	1,250	1,209
Wells Fargo & Co.	4.897%	7/25/33	975	950
Wells Fargo & Co.	5.389%	4/24/34	952	955
Wells Fargo & Co.	5.557%	7/25/34	350	357
Wells Fargo & Co.	3.068%	4/30/41	600	454
Wells Fargo & Co.	5.375%	11/2/43	1,000	973
Wells Fargo & Co.	4.650%	11/4/44	325	286
Wells Fargo & Co.	3.900%	5/1/45	250	207
Wells Fargo & Co.	4.900%	11/17/45	250	228
Wells Fargo & Co.	4.400%	6/14/46	300	252
Wells Fargo & Co.	4.750%	12/7/46	350	309
Wells Fargo & Co.	5.013%	4/4/51	1,750	1,669
Wells Fargo & Co.	4.611%	4/25/53	400	362
Wells Fargo Bank NA	5.550%	8/1/25	300	303
Wells Fargo Bank NA	5.450%	8/7/26	300	305
Wells Fargo Bank NA	5.254%	12/11/26	450	456
Wells Fargo Bank NA	5.950%	8/26/36	200	207
Wells Fargo Bank NA	5.850%	2/1/37	300	315
Wells Fargo Bank NA	6.600%	1/15/38	225	251
Westpac Banking Corp.	2.350%	2/19/25	200	195
Westpac Banking Corp.	5.512%	11/17/25	200	203
Westpac Banking Corp.	2.850%	5/13/26	200	192
Westpac Banking Corp.	1.150%	6/3/26	218	201
Westpac Banking Corp.	2.700%	8/19/26	175	167
Westpac Banking Corp.	3.350%	3/8/27	250	241
Westpac Banking Corp.	5.535%	11/17/28	200	208
Westpac Banking Corp.	1.953%	11/20/28	275	243
Westpac Banking Corp.	2.650%	1/16/30	150	134
Westpac Banking Corp.	2.894%	2/4/30	425	410
Westpac Banking Corp.	4.322%	11/23/31	500	481
Westpac Banking Corp.	5.405%	8/10/33	200	198
Westpac Banking Corp.	6.820%	11/17/33	200	217
Westpac Banking Corp.	4.110%	7/24/34	25	23
Westpac Banking Corp.	2.668%	11/15/35	315	256
Westpac Banking Corp.	3.020%	11/18/36	500	406
Westpac Banking Corp.	4.421%	7/24/39	200	174
Westpac Banking Corp.	2.963%	11/16/40	200	138
Willis North America Inc.	4.500%	9/15/28	100	97
Willis North America Inc.	2.950%	9/15/29	440	395
Willis North America Inc.	5.350%	5/15/33	100	101
Willis North America Inc.	5.050%	9/15/48	50	46
Willis North America Inc.	3.875%	9/15/49	90	70
Zions Bancorp NA	3.250%	10/29/29	250	205
				333,744
Health Care (2.9%)
Abbott Laboratories	3.750%	11/30/26	367	362
Abbott Laboratories	1.150%	1/30/28	100	89
Abbott Laboratories	1.400%	6/30/30	150	127
Abbott Laboratories	4.750%	11/30/36	200	205
Abbott Laboratories	5.300%	5/27/40	250	271
Abbott Laboratories	4.900%	11/30/46	700	718
AbbVie Inc.	3.600%	5/14/25	411	404
AbbVie Inc.	2.950%	11/21/26	740	710
AbbVie Inc.	4.250%	11/14/28	350	348
AbbVie Inc.	3.200%	11/21/29	1,130	1,056
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	4.550%	3/15/35	350	344
	AbbVie Inc.	4.500%	5/14/35	495	484
	AbbVie Inc.	4.050%	11/21/39	825	746
	AbbVie Inc.	4.625%	10/1/42	50	47
	AbbVie Inc.	4.400%	11/6/42	501	465
	AbbVie Inc.	4.850%	6/15/44	230	224
	AbbVie Inc.	4.750%	3/15/45	200	192
	AbbVie Inc.	4.700%	5/14/45	402	384
	AbbVie Inc.	4.450%	5/14/46	455	418
	AbbVie Inc.	4.875%	11/14/48	350	342
	AbbVie Inc.	4.250%	11/21/49	1,025	915
	Adventist Health System	2.952%	3/1/29	100	90
	Adventist Health System	3.630%	3/1/49	100	74
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	49
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	25	21
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	89
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	57
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	75	53
	Aetna Inc.	6.625%	6/15/36	130	146
	Aetna Inc.	6.750%	12/15/37	100	112
	Aetna Inc.	4.500%	5/15/42	75	66
	Aetna Inc.	4.125%	11/15/42	75	62
	Aetna Inc.	3.875%	8/15/47	300	235
	Agilent Technologies Inc.	3.050%	9/22/26	75	72
	Agilent Technologies Inc.	2.750%	9/15/29	100	91
	Agilent Technologies Inc.	2.100%	6/4/30	100	86
	AHS Hospital Corp.	5.024%	7/1/45	75	73
	AHS Hospital Corp.	2.780%	7/1/51	150	99
[2]	Allina Health System	3.887%	4/15/49	75	62
	Amgen Inc.	1.900%	2/21/25	180	174
	Amgen Inc.	5.250%	3/2/25	200	200
	Amgen Inc.	5.507%	3/2/26	350	350
	Amgen Inc.	2.200%	2/21/27	150	139
	Amgen Inc.	3.200%	11/2/27	600	573
	Amgen Inc.	5.150%	3/2/28	500	511
	Amgen Inc.	1.650%	8/15/28	200	177
	Amgen Inc.	4.050%	8/18/29	200	196
	Amgen Inc.	5.250%	3/2/30	250	257
	Amgen Inc.	2.000%	1/15/32	450	369
	Amgen Inc.	3.350%	2/22/32	500	456
	Amgen Inc.	4.200%	3/1/33	200	190
	Amgen Inc.	5.250%	3/2/33	950	974
	Amgen Inc.	3.150%	2/21/40	575	448
	Amgen Inc.	2.800%	8/15/41	450	328
	Amgen Inc.	4.950%	10/1/41	240	230
	Amgen Inc.	5.150%	11/15/41	126	124
	Amgen Inc.	5.600%	3/2/43	300	310
	Amgen Inc.	4.400%	5/1/45	450	400
	Amgen Inc.	3.375%	2/21/50	725	541
	Amgen Inc.	4.663%	6/15/51	500	456
	Amgen Inc.	3.000%	1/15/52	806	564
	Amgen Inc.	4.200%	2/22/52	500	423
	Amgen Inc.	5.650%	3/2/53	500	527
	Amgen Inc.	2.770%	9/1/53	422	271
	Amgen Inc.	5.750%	3/2/63	500	526
	Ascension Health	2.532%	11/15/29	350	313
	Ascension Health	3.106%	11/15/39	100	79
	Ascension Health	3.945%	11/15/46	175	151
[2]	Ascension Health	4.847%	11/15/53	75	73
	Astrazeneca Finance LLC	1.200%	5/28/26	200	185
	Astrazeneca Finance LLC	1.750%	5/28/28	200	179
	Astrazeneca Finance LLC	4.900%	3/3/30	200	206
	Astrazeneca Finance LLC	2.250%	5/28/31	200	173
	Astrazeneca Finance LLC	4.875%	3/3/33	200	207
	Astrazeneca Finance LLC	4.875%	3/3/28	200	204
	AstraZeneca plc	3.375%	11/16/25	400	391
	AstraZeneca plc	0.700%	4/8/26	500	460
	AstraZeneca plc	4.000%	1/17/29	200	197
	AstraZeneca plc	1.375%	8/6/30	300	249
	AstraZeneca plc	6.450%	9/15/37	450	526
	AstraZeneca plc	4.000%	9/18/42	290	263
	AstraZeneca plc	4.375%	11/16/45	200	188
	AstraZeneca plc	3.000%	5/28/51	335	250
	Banner Health	2.338%	1/1/30	125	108
	Banner Health	3.181%	1/1/50	75	55
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	250	185
	Baxalta Inc.	4.000%	6/23/25	97	95
	Baxalta Inc.	5.250%	6/23/45	73	73
	Baxter International Inc.	1.915%	2/1/27	750	687
	Baxter International Inc.	2.272%	12/1/28	250	224
	Baxter International Inc.	2.539%	2/1/32	500	420
	Baxter International Inc.	3.500%	8/15/46	100	73

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baxter International Inc.	3.132%	12/1/51	200	138
	Baylor Scott & White Holdings	1.777%	11/15/30	100	83
	Baylor Scott & White Holdings	4.185%	11/15/45	100	89
	Baylor Scott & White Holdings	2.839%	11/15/50	350	241
	Becton Dickinson & Co.	3.734%	12/15/24	75	74
	Becton Dickinson & Co.	3.700%	6/6/27	375	363
	Becton Dickinson & Co.	4.693%	2/13/28	250	251
	Becton Dickinson & Co.	2.823%	5/20/30	125	112
	Becton Dickinson & Co.	1.957%	2/11/31	375	313
	Becton Dickinson & Co.	4.685%	12/15/44	172	161
	Becton Dickinson & Co.	4.669%	6/6/47	300	280
	Biogen Inc.	4.050%	9/15/25	350	344
	Biogen Inc.	2.250%	5/1/30	400	341
	Biogen Inc.	3.150%	5/1/50	300	210
	Bio-Rad Laboratories Inc.	3.700%	3/15/32	250	225
	Bon Secours Mercy Health Inc.	4.302%	7/1/28	25	24
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	100	89
	Bon Secours Mercy Health Inc.	3.205%	6/1/50	250	174
	Boston Scientific Corp.	1.900%	6/1/25	550	527
	Boston Scientific Corp.	2.650%	6/1/30	150	134
	Boston Scientific Corp.	4.550%	3/1/39	131	125
	Boston Scientific Corp.	7.375%	1/15/40	50	60
	Boston Scientific Corp.	4.700%	3/1/49	133	128
	Bristol-Myers Squibb Co.	3.200%	6/15/26	302	293
	Bristol-Myers Squibb Co.	1.125%	11/13/27	500	445
	Bristol-Myers Squibb Co.	3.450%	11/15/27	210	204
	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	270
	Bristol-Myers Squibb Co.	3.400%	7/26/29	155	147
	Bristol-Myers Squibb Co.	1.450%	11/13/30	200	164
	Bristol-Myers Squibb Co.	2.950%	3/15/32	300	267
	Bristol-Myers Squibb Co.	5.900%	11/15/33	175	191
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	78
	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	164
	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	220
	Bristol-Myers Squibb Co.	4.550%	2/20/48	233	212
	Bristol-Myers Squibb Co.	4.250%	10/26/49	700	607
	Bristol-Myers Squibb Co.	2.550%	11/13/50	500	317
	Bristol-Myers Squibb Co.	3.700%	3/15/52	720	566
	Bristol-Myers Squibb Co.	3.900%	3/15/62	200	156
	Bristol-Myers Squibb Co.	6.400%	11/15/63	350	407
	Cardinal Health Inc.	3.750%	9/15/25	100	98
	Cardinal Health Inc.	4.600%	3/15/43	75	67
	Cardinal Health Inc.	4.500%	11/15/44	50	44
	Cardinal Health Inc.	4.368%	6/15/47	125	107
	Cencora Inc.	3.250%	3/1/25	50	49
	Cencora Inc.	3.450%	12/15/27	275	265
	Cencora Inc.	2.700%	3/15/31	300	263
	Cencora Inc.	4.300%	12/15/47	175	157
	Centene Corp.	4.250%	12/15/27	474	458
	Centene Corp.	2.450%	7/15/28	467	417
	Centene Corp.	4.625%	12/15/29	736	707
	Centene Corp.	3.375%	2/15/30	110	99
	Centene Corp.	3.000%	10/15/30	407	354
	Centene Corp.	2.500%	3/1/31	395	329
	Centene Corp.	2.625%	8/1/31	254	212
	Children's Health System of Texas	2.511%	8/15/50	100	62
	Children's Hospital Corp.	4.115%	1/1/47	75	66
	Children's Hospital Corp.	2.585%	2/1/50	50	33
	Children's Hospital Medical Center	4.268%	5/15/44	50	46
	CHRISTUS Health	4.341%	7/1/28	125	123
	Cigna Group	3.250%	4/15/25	250	244
	Cigna Group	4.125%	11/15/25	467	461
	Cigna Group	4.500%	2/25/26	390	387
	Cigna Group	3.400%	3/1/27	275	265
	Cigna Group	7.875%	5/15/27	41	45
	Cigna Group	4.375%	10/15/28	610	605
	Cigna Group	2.400%	3/15/30	265	232
	Cigna Group	2.375%	3/15/31	250	213
	Cigna Group	4.800%	8/15/38	415	402
	Cigna Group	3.200%	3/15/40	150	117
	Cigna Group	6.125%	11/15/41	92	101
	Cigna Group	4.800%	7/15/46	400	376
	Cigna Group	3.875%	10/15/47	170	138
	Cigna Group	4.900%	12/15/48	545	519
	Cigna Group	3.400%	3/15/50	375	277
	City of Hope	5.623%	11/15/43	75	75
	City of Hope	4.378%	8/15/48	100	85
	Cleveland Clinic Foundation	4.858%	1/1/14	100	94
	CommonSpirit Health	2.782%	10/1/30	500	433
[2]	CommonSpirit Health	4.350%	11/1/42	225	195
	CommonSpirit Health	3.817%	10/1/49	50	39
	CommonSpirit Health	4.187%	10/1/49	200	169
	Community Health Network Inc.	3.099%	5/1/50	140	94
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corewell Health Obligated Group	3.487%	7/15/49	75	58
Cottage Health Obligated Group	3.304%	11/1/49	100	75
CVS Health Corp.	3.875%	7/20/25	573	563
CVS Health Corp.	2.875%	6/1/26	416	397
CVS Health Corp.	3.000%	8/15/26	450	430
CVS Health Corp.	1.300%	8/21/27	400	355
CVS Health Corp.	4.300%	3/25/28	677	665
CVS Health Corp.	5.000%	1/30/29	470	478
CVS Health Corp.	3.250%	8/15/29	360	335
CVS Health Corp.	5.125%	2/21/30	250	254
CVS Health Corp.	1.750%	8/21/30	225	186
CVS Health Corp.	5.250%	1/30/31	100	103
CVS Health Corp.	1.875%	2/28/31	350	288
CVS Health Corp.	5.250%	2/21/33	250	256
CVS Health Corp.	5.300%	6/1/33	400	411
CVS Health Corp.	4.875%	7/20/35	125	123
CVS Health Corp.	4.780%	3/25/38	1,000	945
CVS Health Corp.	6.125%	9/15/39	75	80
CVS Health Corp.	4.125%	4/1/40	200	172
CVS Health Corp.	5.300%	12/5/43	150	145
CVS Health Corp.	5.125%	7/20/45	525	498
CVS Health Corp.	5.050%	3/25/48	1,535	1,440
CVS Health Corp.	4.250%	4/1/50	300	251
CVS Health Corp.	5.625%	2/21/53	220	223
CVS Health Corp.	5.875%	6/1/53	118	124
CVS Health Corp.	6.000%	6/1/63	135	144
Danaher Corp.	3.350%	9/15/25	100	98
Danaher Corp.	4.375%	9/15/45	75	70
Danaher Corp.	2.600%	10/1/50	500	335
Dartmouth-Hitchcock Health	4.178%	8/1/48	100	79
DENTSPLY SIRONA Inc.	3.250%	6/1/30	150	133
DH Europe Finance II Sarl	2.600%	11/15/29	150	136
DH Europe Finance II Sarl	3.250%	11/15/39	175	145
Dignity Health	3.812%	11/1/24	100	98
Dignity Health	4.500%	11/1/42	100	88
Dignity Health	5.267%	11/1/64	50	47
Duke University Health System Inc.	3.920%	6/1/47	100	85
Edwards Lifesciences Corp.	4.300%	6/15/28	100	99
Elevance Health Inc.	2.375%	1/15/25	100	97
Elevance Health Inc.	2.250%	5/15/30	530	460
Elevance Health Inc.	2.550%	3/15/31	650	565
Elevance Health Inc.	4.100%	5/15/32	200	191
Elevance Health Inc.	5.500%	10/15/32	250	262
Elevance Health Inc.	4.750%	2/15/33	200	200
Elevance Health Inc.	5.950%	12/15/34	1	1
Elevance Health Inc.	5.850%	1/15/36	75	80
Elevance Health Inc.	6.375%	6/15/37	50	55
Elevance Health Inc.	4.625%	5/15/42	175	163
Elevance Health Inc.	4.650%	1/15/43	775	719
Elevance Health Inc.	5.100%	1/15/44	100	98
Elevance Health Inc.	4.375%	12/1/47	261	233
Elevance Health Inc.	4.550%	3/1/48	155	141
Elevance Health Inc.	4.550%	5/15/52	200	183
Elevance Health Inc.	5.125%	2/15/53	200	201
Elevance Health Inc.	4.850%	8/15/54	30	27
Eli Lilly & Co.	2.750%	6/1/25	71	69
Eli Lilly & Co.	3.375%	3/15/29	92	88
Eli Lilly & Co.	2.500%	9/15/60	250	158
Eli Lilly & Co.	4.950%	2/27/63	250	260
GE HealthCare Technologies Inc.	5.600%	11/15/25	250	252
GE HealthCare Technologies Inc.	5.650%	11/15/27	200	207
GE HealthCare Technologies Inc.	5.905%	11/22/32	250	267
GE HealthCare Technologies Inc.	6.377%	11/22/52	150	174
Gilead Sciences Inc.	3.650%	3/1/26	575	563
Gilead Sciences Inc.	2.950%	3/1/27	525	501
Gilead Sciences Inc.	5.250%	10/15/33	100	104
Gilead Sciences Inc.	4.600%	9/1/35	575	569
Gilead Sciences Inc.	4.000%	9/1/36	350	322
Gilead Sciences Inc.	5.650%	12/1/41	175	187
Gilead Sciences Inc.	4.800%	4/1/44	400	387
Gilead Sciences Inc.	4.750%	3/1/46	455	434
Gilead Sciences Inc.	2.800%	10/1/50	475	329
Gilead Sciences Inc.	5.550%	10/15/53	100	108
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	604	594
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	370
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	92
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	640
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	93
GlaxoSmithKline Capital plc	3.375%	6/1/29	25	24
Hackensack Meridian Health Inc.	2.675%	9/1/41	250	178
Hackensack Meridian Health Inc.	4.211%	7/1/48	125	110
Hackensack Meridian Health Inc.	4.500%	7/1/57	50	45

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Hartford HealthCare Corp.	3.447%	7/1/54	75	54
	HCA Inc.	5.375%	2/1/25	250	250
	HCA Inc.	5.250%	4/15/25	320	320
	HCA Inc.	5.250%	6/15/26	325	327
	HCA Inc.	4.500%	2/15/27	125	124
	HCA Inc.	5.200%	6/1/28	177	179
	HCA Inc.	5.625%	9/1/28	275	281
	HCA Inc.	4.125%	6/15/29	405	388
	HCA Inc.	3.500%	9/1/30	500	454
	HCA Inc.	2.375%	7/15/31	400	331
	HCA Inc.	3.625%	3/15/32	250	224
	HCA Inc.	5.500%	6/1/33	221	225
	HCA Inc.	5.125%	6/15/39	200	191
	HCA Inc.	4.375%	3/15/42	250	212
	HCA Inc.	5.500%	6/15/47	425	409
	HCA Inc.	5.250%	6/15/49	400	372
	HCA Inc.	3.500%	7/15/51	200	141
	HCA Inc.	4.625%	3/15/52	300	256
	HCA Inc.	5.900%	6/1/53	177	182
	Humana Inc.	1.350%	2/3/27	200	180
	Humana Inc.	3.950%	3/15/27	150	147
	Humana Inc.	5.750%	12/1/28	100	105
	Humana Inc.	4.875%	4/1/30	135	137
	Humana Inc.	2.150%	2/3/32	200	165
	Humana Inc.	5.950%	3/15/34	200	214
	Humana Inc.	4.625%	12/1/42	110	101
	Humana Inc.	4.950%	10/1/44	270	256
	Humana Inc.	3.950%	8/15/49	40	33
	Humana Inc.	5.500%	3/15/53	200	207
	IHC Health Services Inc.	4.131%	5/15/48	100	91
	Illumina Inc.	2.550%	3/23/31	250	211
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	108
	Iowa Health System	3.665%	2/15/50	125	95
	Johns Hopkins Health System Corp.	3.837%	5/15/46	125	106
	Johnson & Johnson	2.625%	1/15/25	250	245
	Johnson & Johnson	2.450%	3/1/26	350	336
	Johnson & Johnson	2.950%	3/3/27	200	193
	Johnson & Johnson	0.950%	9/1/27	300	268
	Johnson & Johnson	2.900%	1/15/28	100	96
	Johnson & Johnson	1.300%	9/1/30	375	315
	Johnson & Johnson	4.950%	5/15/33	150	162
	Johnson & Johnson	4.375%	12/5/33	175	180
	Johnson & Johnson	3.550%	3/1/36	175	162
	Johnson & Johnson	3.625%	3/3/37	300	277
	Johnson & Johnson	5.950%	8/15/37	200	231
	Johnson & Johnson	2.100%	9/1/40	250	178
	Johnson & Johnson	4.500%	9/1/40	150	150
	Johnson & Johnson	4.850%	5/15/41	75	78
	Johnson & Johnson	4.500%	12/5/43	200	200
	Johnson & Johnson	3.700%	3/1/46	400	350
	Johnson & Johnson	3.750%	3/3/47	250	220
	Johnson & Johnson	2.250%	9/1/50	400	264
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	96
	Kaiser Foundation Hospitals	2.810%	6/1/41	250	188
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	229
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	133
	Kaiser Foundation Hospitals	3.266%	11/1/49	225	169
	Kaiser Foundation Hospitals	3.002%	6/1/51	250	178
	Koninklijke KPN NV	6.875%	3/11/38	100	112
	Koninklijke Philips NV	5.000%	3/15/42	150	138
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	97
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	197
	Laboratory Corp. of America Holdings	1.550%	6/1/26	200	185
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	97
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	113
	Laboratory Corp. of America Holdings	2.700%	6/1/31	200	173
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	180
	Mass General Brigham Inc.	3.192%	7/1/49	150	110
	Mass General Brigham Inc.	3.342%	7/1/60	250	179
	Mayo Clinic	3.774%	11/15/43	75	64
	Mayo Clinic	4.128%	11/15/52	50	45
	Mayo Clinic	3.196%	11/15/61	250	176
	McKesson Corp.	0.900%	12/3/25	500	464
	McKesson Corp.	4.900%	7/15/28	24	24
	McKesson Corp.	5.100%	7/15/33	100	103
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	MedStar Health Inc.	3.626%	8/15/49	75	57
	Medtronic Inc.	4.375%	3/15/35	511	499
	Medtronic Inc.	4.625%	3/15/45	244	238
	Memorial Health Services	3.447%	11/1/49	150	114
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	100	71
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	131
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	22
	Merck & Co. Inc.	2.750%	2/10/25	740	724
	Merck & Co. Inc.	1.700%	6/10/27	400	367
	Merck & Co. Inc.	4.050%	5/17/28	100	100
	Merck & Co. Inc.	3.400%	3/7/29	375	360
	Merck & Co. Inc.	4.300%	5/17/30	133	133
	Merck & Co. Inc.	1.450%	6/24/30	210	176
	Merck & Co. Inc.	2.150%	12/10/31	450	385
	Merck & Co. Inc.	4.500%	5/17/33	265	267
	Merck & Co. Inc.	6.500%	12/1/33	125	147
	Merck & Co. Inc.	3.900%	3/7/39	200	182
	Merck & Co. Inc.	3.600%	9/15/42	100	85
	Merck & Co. Inc.	4.150%	5/18/43	200	184
	Merck & Co. Inc.	4.900%	5/17/44	133	135
	Merck & Co. Inc.	3.700%	2/10/45	525	447
	Merck & Co. Inc.	4.000%	3/7/49	300	265
	Merck & Co. Inc.	2.750%	12/10/51	700	482
	Merck & Co. Inc.	5.000%	5/17/53	265	273
	Merck & Co. Inc.	2.900%	12/10/61	375	251
	Merck & Co. Inc.	5.150%	5/17/63	177	185
	Methodist Hospital	2.705%	12/1/50	300	200
[2]	Montefiore Obligated Group	5.246%	11/1/48	150	109
	Mount Sinai Hospital	3.391%	7/1/50	500	351
	MultiCare Health System	2.803%	8/15/50	250	154
	Mylan Inc.	5.400%	11/29/43	100	87
	Mylan Inc.	5.200%	4/15/48	175	145
	New York and Presbyterian Hospital	4.024%	8/1/45	130	112
	New York and Presbyterian Hospital	4.063%	8/1/56	75	63
	New York and Presbyterian Hospital	2.606%	8/1/60	100	59
	New York and Presbyterian Hospital	3.954%	8/1/19	125	92
	Northwell Healthcare Inc.	3.979%	11/1/46	100	81
	Northwell Healthcare Inc.	4.260%	11/1/47	200	169
	Northwell Healthcare Inc.	3.809%	11/1/49	100	76
	Novant Health Inc.	2.637%	11/1/36	250	193
	Novartis Capital Corp.	3.400%	5/6/24	287	285
	Novartis Capital Corp.	1.750%	2/14/25	200	194
	Novartis Capital Corp.	2.000%	2/14/27	525	492
	Novartis Capital Corp.	3.100%	5/17/27	175	168
	Novartis Capital Corp.	2.200%	8/14/30	410	361
	Novartis Capital Corp.	3.700%	9/21/42	100	87
	Novartis Capital Corp.	4.400%	5/6/44	375	360
	Novartis Capital Corp.	4.000%	11/20/45	225	203
	Novartis Capital Corp.	2.750%	8/14/50	75	54
	NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery	2.667%	10/1/50	10	6
	NYU Langone Hospitals	4.784%	7/1/44	100	94
[2]	NYU Langone Hospitals	4.368%	7/1/47	110	98
	NYU Langone Hospitals	3.380%	7/1/55	200	142
	Ochsner LSU Health System of North Louisiana	2.510%	5/15/31	50	34
[2]	OhioHealth Corp.	3.042%	11/15/50	100	74
	Orlando Health Obligated Group	4.089%	10/1/48	50	42
	PeaceHealth Obligated Group	4.787%	11/15/48	75	66
	PeaceHealth Obligated Group	3.218%	11/15/50	200	130
	Pfizer Inc.	3.600%	9/15/28	200	195
	Pfizer Inc.	3.450%	3/15/29	375	361
	Pfizer Inc.	2.625%	4/1/30	300	271
	Pfizer Inc.	1.700%	5/28/30	225	192
	Pfizer Inc.	1.750%	8/18/31	200	166
	Pfizer Inc.	4.100%	9/15/38	150	138
	Pfizer Inc.	3.900%	3/15/39	125	111
	Pfizer Inc.	7.200%	3/15/39	425	527
	Pfizer Inc.	2.550%	5/28/40	200	147
	Pfizer Inc.	4.300%	6/15/43	125	115
	Pfizer Inc.	4.400%	5/15/44	200	189
	Pfizer Inc.	4.125%	12/15/46	250	222
	Pfizer Inc.	4.200%	9/15/48	350	317
	Pfizer Inc.	4.000%	3/15/49	175	153
	Pfizer Inc.	2.700%	5/28/50	450	313

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pfizer Investment Enterprises Pte Ltd.	4.650%	5/19/25	531	530
	Pfizer Investment Enterprises Pte Ltd.	4.450%	5/19/26	531	530
	Pfizer Investment Enterprises Pte Ltd.	4.450%	5/19/28	707	707
	Pfizer Investment Enterprises Pte Ltd.	4.650%	5/19/30	527	531
	Pfizer Investment Enterprises Pte Ltd.	4.750%	5/19/33	884	886
	Pfizer Investment Enterprises Pte Ltd.	5.110%	5/19/43	525	524
	Pfizer Investment Enterprises Pte Ltd.	5.300%	5/19/53	1,061	1,085
	Pfizer Investment Enterprises Pte Ltd.	5.340%	5/19/63	707	715
	Pharmacia LLC	6.600%	12/1/28	175	191
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	47
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	131
	Providence St. Joseph Health Obligated Group	5.403%	10/1/33	200	204
[2]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	58
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	58
	Quest Diagnostics Inc.	3.500%	3/30/25	100	98
	Quest Diagnostics Inc.	3.450%	6/1/26	125	122
	Quest Diagnostics Inc.	4.200%	6/30/29	140	137
	Quest Diagnostics Inc.	2.950%	6/30/30	160	143
	Quest Diagnostics Inc.	2.800%	6/30/31	125	109
	Quest Diagnostics Inc.	5.750%	1/30/40	13	13
	Quest Diagnostics Inc.	4.700%	3/30/45	25	23
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	500	411
	Revvity Inc.	1.900%	9/15/28	250	217
	Revvity Inc.	3.625%	3/15/51	150	108
	Royalty Pharma plc	1.200%	9/2/25	300	280
	Royalty Pharma plc	2.200%	9/2/30	300	252
	Royalty Pharma plc	3.550%	9/2/50	350	249
	Royalty Pharma plc	3.350%	9/2/51	250	170
	Rush Obligated Group	3.922%	11/15/29	75	72
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	83
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	19
	Sanofi SA	3.625%	6/19/28	225	220
	Seattle Children's Hospital	2.719%	10/1/50	200	132
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	553
	Smith & Nephew plc	2.032%	10/14/30	300	248
	SSM Health Care Corp.	3.823%	6/1/27	100	97
	SSM Health Care Corp.	4.894%	6/1/28	200	201
	Stanford Health Care	3.795%	11/15/48	125	104
	Stryker Corp.	1.150%	6/15/25	100	95
	Stryker Corp.	3.375%	11/1/25	140	136
	Stryker Corp.	3.500%	3/15/26	183	178
	Stryker Corp.	3.650%	3/7/28	50	48
	Stryker Corp.	4.100%	4/1/43	75	66
	Stryker Corp.	4.375%	5/15/44	50	46
	Sutter Health	1.321%	8/15/25	500	467
	Sutter Health	3.695%	8/15/28	75	72
	Sutter Health	5.164%	8/15/33	75	76
	Sutter Health	4.091%	8/15/48	75	65
	Sutter Health	3.361%	8/15/50	125	93
	Sutter Health	5.547%	8/15/53	75	80
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	411
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	150	115
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	610	437
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	200	140
	Texas Health Resources	2.328%	11/15/50	300	182
	Thermo Fisher Scientific Inc.	4.953%	8/10/26	100	101
	Thermo Fisher Scientific Inc.	5.000%	12/5/26	200	203
	Thermo Fisher Scientific Inc.	5.000%	1/31/29	200	205
	Thermo Fisher Scientific Inc.	4.977%	8/10/30	150	154
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	1,000	843
	Thermo Fisher Scientific Inc.	5.086%	8/10/33	200	208
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	250	190
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	193
	Trinity Health Corp.	4.125%	12/1/45	85	74
	UnitedHealth Group Inc.	3.750%	7/15/25	400	394
	UnitedHealth Group Inc.	5.150%	10/15/25	200	202
	UnitedHealth Group Inc.	3.100%	3/15/26	225	219
	UnitedHealth Group Inc.	3.450%	1/15/27	175	171
	UnitedHealth Group Inc.	3.375%	4/15/27	350	339
	UnitedHealth Group Inc.	3.700%	5/15/27	120	118
	UnitedHealth Group Inc.	2.950%	10/15/27	150	143
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	5.250%	2/15/28	375	388
	UnitedHealth Group Inc.	3.875%	12/15/28	150	147
	UnitedHealth Group Inc.	4.250%	1/15/29	200	200
	UnitedHealth Group Inc.	2.875%	8/15/29	150	139
	UnitedHealth Group Inc.	5.300%	2/15/30	200	209
	UnitedHealth Group Inc.	2.000%	5/15/30	755	653
	UnitedHealth Group Inc.	2.300%	5/15/31	650	563
	UnitedHealth Group Inc.	4.200%	5/15/32	250	244
	UnitedHealth Group Inc.	5.350%	2/15/33	375	397
	UnitedHealth Group Inc.	4.500%	4/15/33	200	198
	UnitedHealth Group Inc.	4.625%	7/15/35	175	176
	UnitedHealth Group Inc.	6.500%	6/15/37	50	59
	UnitedHealth Group Inc.	6.625%	11/15/37	125	147
	UnitedHealth Group Inc.	6.875%	2/15/38	245	296
	UnitedHealth Group Inc.	3.500%	8/15/39	240	204
	UnitedHealth Group Inc.	2.750%	5/15/40	200	152
	UnitedHealth Group Inc.	5.950%	2/15/41	60	66
	UnitedHealth Group Inc.	3.050%	5/15/41	300	235
	UnitedHealth Group Inc.	4.625%	11/15/41	110	105
	UnitedHealth Group Inc.	4.375%	3/15/42	50	46
	UnitedHealth Group Inc.	3.950%	10/15/42	175	153
	UnitedHealth Group Inc.	4.250%	3/15/43	125	116
	UnitedHealth Group Inc.	4.750%	7/15/45	305	296
	UnitedHealth Group Inc.	4.200%	1/15/47	210	187
	UnitedHealth Group Inc.	4.250%	4/15/47	290	259
	UnitedHealth Group Inc.	4.250%	6/15/48	300	268
	UnitedHealth Group Inc.	4.450%	12/15/48	150	138
	UnitedHealth Group Inc.	3.700%	8/15/49	310	253
	UnitedHealth Group Inc.	3.250%	5/15/51	750	570
	UnitedHealth Group Inc.	5.875%	2/15/53	200	226
	UnitedHealth Group Inc.	5.050%	4/15/53	269	272
	UnitedHealth Group Inc.	3.875%	8/15/59	420	343
	UnitedHealth Group Inc.	3.125%	5/15/60	250	178
	UnitedHealth Group Inc.	6.050%	2/15/63	200	231
	UnitedHealth Group Inc.	5.200%	4/15/63	300	307
	Universal Health Services Inc.	2.650%	10/15/30	300	254
	UPMC	3.600%	4/3/25	125	122
	Utah Acquisition Sub Inc.	3.950%	6/15/26	889	861
	Utah Acquisition Sub Inc.	5.250%	6/15/46	225	188
	Viatris Inc.	1.650%	6/22/25	175	166
	Viatris Inc.	2.300%	6/22/27	175	159
	Viatris Inc.	4.000%	6/22/50	250	176
	WakeMed	3.286%	10/1/52	200	144
[2]	Willis-Knighton Medical Center	4.813%	9/1/48	50	45
	Wyeth LLC	6.500%	2/1/34	150	169
	Wyeth LLC	6.000%	2/15/36	85	94
	Wyeth LLC	5.950%	4/1/37	385	422
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	250	241
	Zimmer Biomet Holdings Inc.	2.600%	11/24/31	200	171
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	51
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	133
	Zoetis Inc.	4.500%	11/13/25	100	99
	Zoetis Inc.	3.000%	9/12/27	150	142
	Zoetis Inc.	3.900%	8/20/28	100	98
	Zoetis Inc.	2.000%	5/15/30	150	129
	Zoetis Inc.	5.600%	11/16/32	250	268
	Zoetis Inc.	4.700%	2/1/43	175	167
	Zoetis Inc.	3.950%	9/12/47	150	128
	Zoetis Inc.	4.450%	8/20/48	75	68
					124,792
Industrials (2.0%)
	3M Co.	2.000%	2/14/25	150	145
	3M Co.	2.650%	4/15/25	100	97
	3M Co.	3.000%	8/7/25	100	97
	3M Co.	2.250%	9/19/26	150	140
	3M Co.	2.875%	10/15/27	125	118
	3M Co.	3.375%	3/1/29	150	140
	3M Co.	2.375%	8/26/29	360	319
	3M Co.	3.125%	9/19/46	75	55
	3M Co.	3.625%	10/15/47	100	76
	3M Co.	4.000%	9/14/48	250	214
	3M Co.	3.250%	8/26/49	300	218
	3M Co.	3.700%	4/15/50	125	99
	Allegion plc	3.500%	10/1/29	75	69
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	166
	American Airlines Class A Series 2021-1 Pass Through Trust	2.875%	1/11/36	128	106
[2]	American Airlines Class AA Series 2015-2 Pass Through Trust	3.600%	3/22/29	35	33
[2]	American Airlines Class AA Series 2016-1 Pass Through Trust	3.575%	7/15/29	100	93
[2]	American Airlines Class AA Series 2016-3 Pass Through Trust	3.000%	4/15/30	101	91

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	American Airlines Class AA Series 2017-1 Pass Through Trust	3.650%	8/15/30	34	31
[2]	American Airlines Class AA Series 2019-1 Pass Through Trust	3.150%	8/15/33	41	36
	Amphenol Corp.	2.050%	3/1/25	40	39
	Amphenol Corp.	4.350%	6/1/29	100	100
	Amphenol Corp.	2.800%	2/15/30	275	251
	Amphenol Corp.	2.200%	9/15/31	100	84
	Block Financial LLC	5.250%	10/1/25	100	99
	Block Financial LLC	3.875%	8/15/30	200	183
	BNSF Funding Trust I	6.613%	12/15/55	65	63
	Boeing Co.	2.500%	3/1/25	145	140
	Boeing Co.	4.875%	5/1/25	795	791
	Boeing Co.	2.196%	2/4/26	1,200	1,134
	Boeing Co.	3.100%	5/1/26	100	96
	Boeing Co.	2.250%	6/15/26	50	47
	Boeing Co.	2.700%	2/1/27	195	184
	Boeing Co.	2.800%	3/1/27	50	47
	Boeing Co.	5.040%	5/1/27	360	363
	Boeing Co.	3.250%	3/1/28	100	94
	Boeing Co.	3.450%	11/1/28	250	235
	Boeing Co.	3.200%	3/1/29	200	187
	Boeing Co.	2.950%	2/1/30	190	171
	Boeing Co.	5.150%	5/1/30	695	708
	Boeing Co.	6.125%	2/15/33	75	81
	Boeing Co.	3.600%	5/1/34	350	310
	Boeing Co.	3.250%	2/1/35	190	160
	Boeing Co.	6.625%	2/15/38	50	56
	Boeing Co.	3.550%	3/1/38	50	41
	Boeing Co.	3.500%	3/1/39	75	60
	Boeing Co.	6.875%	3/15/39	100	114
	Boeing Co.	5.875%	2/15/40	75	78
	Boeing Co.	5.705%	5/1/40	740	767
	Boeing Co.	3.375%	6/15/46	75	55
	Boeing Co.	3.650%	3/1/47	55	41
	Boeing Co.	3.625%	3/1/48	75	55
	Boeing Co.	3.850%	11/1/48	60	47
	Boeing Co.	3.900%	5/1/49	150	119
	Boeing Co.	3.750%	2/1/50	250	195
	Boeing Co.	5.805%	5/1/50	530	550
	Boeing Co.	3.825%	3/1/59	200	148
	Boeing Co.	3.950%	8/1/59	75	58
	Boeing Co.	5.930%	5/1/60	735	763
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	98
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	74
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	217
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	140
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	125
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	262
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	231
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	185
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	175	163
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	128
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	99
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	140
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	111
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	72
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	127
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	110
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	375	325
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	176
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	322
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	200	145
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	200	140
	Burlington Northern Santa Fe LLC	5.200%	4/15/54	325	339
	Canadian National Railway Co.	6.250%	8/1/34	75	85
	Canadian National Railway Co.	6.200%	6/1/36	75	84
	Canadian National Railway Co.	6.375%	11/15/37	100	113
	Canadian National Railway Co.	3.200%	8/2/46	100	77
	Canadian National Railway Co.	2.450%	5/1/50	425	279
	Canadian Pacific Railway Co.	2.875%	11/15/29	100	90
	Canadian Pacific Railway Co.	2.050%	3/5/30	200	171
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	114
	Canadian Pacific Railway Co.	2.450%	12/2/31	250	232
	Canadian Pacific Railway Co.	5.950%	5/15/37	80	85
	Canadian Pacific Railway Co.	3.000%	12/2/41	178	159
	Canadian Pacific Railway Co.	4.300%	5/15/43	75	66
	Canadian Pacific Railway Co.	4.950%	8/15/45	125	119
	Canadian Pacific Railway Co.	4.700%	5/1/48	225	205
	Canadian Pacific Railway Co.	3.500%	5/1/50	100	77
	Canadian Pacific Railway Co.	3.100%	12/2/51	500	362
	Canadian Pacific Railway Co.	6.125%	9/15/15	120	134
	Carrier Global Corp.	2.242%	2/15/25	400	387
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Carrier Global Corp.	5.800%	11/30/25	200	203
	Carrier Global Corp.	2.493%	2/15/27	250	235
	Carrier Global Corp.	2.722%	2/15/30	355	318
	Carrier Global Corp.	2.700%	2/15/31	85	74
[5]	Carrier Global Corp.	5.900%	3/15/34	175	189
	Carrier Global Corp.	3.377%	4/5/40	300	242
	Carrier Global Corp.	3.577%	4/5/50	400	314
[5]	Carrier Global Corp.	6.200%	3/15/54	200	232
	Caterpillar Financial Services Corp.	3.250%	12/1/24	277	273
	Caterpillar Financial Services Corp.	4.900%	1/17/25	200	200
	Caterpillar Financial Services Corp.	1.450%	5/15/25	100	96
	Caterpillar Financial Services Corp.	3.650%	8/12/25	300	295
	Caterpillar Financial Services Corp.	0.800%	11/13/25	400	374
	Caterpillar Financial Services Corp.	0.900%	3/2/26	300	278
	Caterpillar Financial Services Corp.	4.350%	5/15/26	200	200
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	95
	Caterpillar Financial Services Corp.	1.150%	9/14/26	200	184
	Caterpillar Financial Services Corp.	1.700%	1/8/27	200	185
	Caterpillar Financial Services Corp.	3.600%	8/12/27	300	293
	Caterpillar Inc.	2.600%	9/19/29	200	184
	Caterpillar Inc.	2.600%	4/9/30	120	109
	Caterpillar Inc.	6.050%	8/15/36	100	113
	Caterpillar Inc.	5.200%	5/27/41	150	159
	Caterpillar Inc.	3.803%	8/15/42	243	214
	Caterpillar Inc.	3.250%	9/19/49	200	158
	Caterpillar Inc.	3.250%	4/9/50	200	159
	Caterpillar Inc.	4.750%	5/15/64	100	97
	Cintas Corp. No. 2	3.700%	4/1/27	175	171
	Cintas Corp. No. 2	4.000%	5/1/32	150	145
	CNH Industrial Capital LLC	1.450%	7/15/26	200	184
	CNH Industrial NV	3.850%	11/15/27	100	97
	CSX Corp.	3.350%	11/1/25	150	146
	CSX Corp.	3.250%	6/1/27	150	145
	CSX Corp.	3.800%	3/1/28	350	344
	CSX Corp.	4.250%	3/15/29	200	200
	CSX Corp.	2.400%	2/15/30	172	152
	CSX Corp.	4.100%	11/15/32	187	182
	CSX Corp.	5.200%	11/15/33	100	104
	CSX Corp.	6.220%	4/30/40	152	171
	CSX Corp.	5.500%	4/15/41	225	235
	CSX Corp.	4.750%	5/30/42	210	201
	CSX Corp.	4.100%	3/15/44	150	131
	CSX Corp.	4.300%	3/1/48	250	223
	CSX Corp.	4.500%	3/15/49	225	205
	CSX Corp.	3.350%	9/15/49	265	201
	CSX Corp.	4.500%	11/15/52	162	151
	CSX Corp.	4.500%	8/1/54	25	23
	CSX Corp.	4.250%	11/1/66	150	128
	CSX Corp.	4.650%	3/1/68	75	69
	Cummins Inc.	0.750%	9/1/25	400	375
	Cummins Inc.	2.600%	9/1/50	200	133
	Deere & Co.	2.750%	4/15/25	100	98
	Deere & Co.	5.375%	10/16/29	125	132
	Deere & Co.	7.125%	3/3/31	100	117
	Deere & Co.	3.900%	6/9/42	250	225
	Deere & Co.	2.875%	9/7/49	200	150
	Deere & Co.	3.750%	4/15/50	175	153
[2,5]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	200	197
[2]	Delta Air Lines Pass Through Trust Class AA Series 2020-1	2.000%	12/10/29	119	105
	Dover Corp.	3.150%	11/15/25	200	194
	Dover Corp.	2.950%	11/4/29	75	68
	Eaton Corp.	3.103%	9/15/27	128	123
	Eaton Corp.	4.150%	3/15/33	236	231
	Eaton Corp.	4.150%	11/2/42	150	138
	Eaton Corp.	4.700%	8/23/52	228	225
	Emerson Electric Co.	2.000%	12/21/28	200	179
	Emerson Electric Co.	1.950%	10/15/30	100	86
	Emerson Electric Co.	2.200%	12/21/31	200	171
	Emerson Electric Co.	2.750%	10/15/50	150	103
	Emerson Electric Co.	2.800%	12/21/51	200	138
	FedEx Corp.	3.250%	4/1/26	100	97
	FedEx Corp.	3.100%	8/5/29	200	185
	FedEx Corp.	4.250%	5/15/30	100	98
	FedEx Corp.	3.900%	2/1/35	200	183
	FedEx Corp.	4.100%	4/15/43	75	64
	FedEx Corp.	4.100%	2/1/45	125	105
	FedEx Corp.	4.750%	11/15/45	250	230
	FedEx Corp.	4.550%	4/1/46	225	202
	FedEx Corp.	4.400%	1/15/47	125	109
	FedEx Corp.	4.050%	2/15/48	200	167
	FedEx Corp.	4.950%	10/17/48	250	237

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	FedEx Corp.	5.250%	5/15/50	250	250
[2]	FedEx Corp. Pass Through Trust Class AA Series 2020-1	1.875%	8/20/35	420	350
	Fortive Corp.	3.150%	6/15/26	150	144
	Fortive Corp.	4.300%	6/15/46	100	85
	GE Capital Funding LLC	3.450%	5/15/25	445	435
	GE Capital Funding LLC	4.550%	5/15/32	200	196
	General Dynamics Corp.	3.250%	4/1/25	150	147
	General Dynamics Corp.	3.500%	5/15/25	200	197
	General Dynamics Corp.	3.500%	4/1/27	100	97
	General Dynamics Corp.	2.625%	11/15/27	200	187
	General Dynamics Corp.	3.750%	5/15/28	200	196
	General Dynamics Corp.	3.625%	4/1/30	200	192
	General Dynamics Corp.	4.250%	4/1/40	150	140
	General Dynamics Corp.	3.600%	11/15/42	100	84
	General Electric Co.	5.875%	1/14/38	560	616
	GXO Logistics Inc.	2.650%	7/15/31	250	205
	Hexcel Corp.	4.200%	2/15/27	72	69
	Honeywell International Inc.	1.350%	6/1/25	275	263
	Honeywell International Inc.	2.500%	11/1/26	50	48
	Honeywell International Inc.	1.100%	3/1/27	250	227
	Honeywell International Inc.	4.950%	2/15/28	90	93
	Honeywell International Inc.	4.250%	1/15/29	200	200
	Honeywell International Inc.	2.700%	8/15/29	100	92
	Honeywell International Inc.	1.950%	6/1/30	1,000	869
	Honeywell International Inc.	1.750%	9/1/31	250	209
	Honeywell International Inc.	5.000%	2/15/33	197	206
	Honeywell International Inc.	4.500%	1/15/34	200	201
	Honeywell International Inc.	5.700%	3/15/37	200	219
	Honeywell International Inc.	5.375%	3/1/41	150	160
	Hubbell Inc.	3.350%	3/1/26	75	73
	Hubbell Inc.	3.150%	8/15/27	50	47
	Hubbell Inc.	3.500%	2/15/28	175	168
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	100	95
	Huntington Ingalls Industries Inc.	2.043%	8/16/28	200	176
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	200	190
	IDEX Corp.	3.000%	5/1/30	75	67
	Illinois Tool Works Inc.	2.650%	11/15/26	300	286
	Illinois Tool Works Inc.	4.875%	9/15/41	75	76
	Illinois Tool Works Inc.	3.900%	9/1/42	250	224
	Ingersoll Rand Inc.	5.400%	8/14/28	100	103
	Ingersoll Rand Inc.	5.700%	8/14/33	200	212
	JB Hunt Transport Services Inc.	3.875%	3/1/26	200	196
[2]	JetBlue Pass Through Trust Class A Series 2020-1	4.000%	5/15/34	121	110
[2]	JetBlue Pass Through Trust Class AA Series 2019-1	2.750%	11/15/33	123	103
	John Deere Capital Corp.	2.050%	1/9/25	350	340
	John Deere Capital Corp.	1.250%	1/10/25	500	482
	John Deere Capital Corp.	3.450%	3/13/25	300	295
	John Deere Capital Corp.	5.300%	9/8/25	350	355
	John Deere Capital Corp.	3.400%	9/11/25	75	74
	John Deere Capital Corp.	4.800%	1/9/26	200	201
	John Deere Capital Corp.	0.700%	1/15/26	300	278
	John Deere Capital Corp.	2.650%	6/10/26	100	96
	John Deere Capital Corp.	1.050%	6/17/26	200	184
	John Deere Capital Corp.	5.150%	9/8/26	200	204
	John Deere Capital Corp.	2.250%	9/14/26	125	118
	John Deere Capital Corp.	2.350%	3/8/27	200	188
	John Deere Capital Corp.	2.800%	9/8/27	150	142
	John Deere Capital Corp.	4.150%	9/15/27	200	199
	John Deere Capital Corp.	3.050%	1/6/28	100	95
	John Deere Capital Corp.	4.750%	1/20/28	200	203
	John Deere Capital Corp.	4.950%	7/14/28	200	205
	John Deere Capital Corp.	3.450%	3/7/29	50	48
	John Deere Capital Corp.	2.800%	7/18/29	150	139
	John Deere Capital Corp.	2.450%	1/9/30	325	293
	John Deere Capital Corp.	5.150%	9/8/33	300	316
	Johnson Controls International plc	3.900%	2/14/26	37	36
	Johnson Controls International plc	6.000%	1/15/36	39	42
	Johnson Controls International plc	4.625%	7/2/44	175	158
	Johnson Controls International plc	5.125%	9/14/45	9	9
	Johnson Controls International plc	4.500%	2/15/47	100	90
	Johnson Controls International plc	4.950%	7/2/64	72	66
	Johnson Controls International plc / Tyco Fire & Security Finance SCA	2.000%	9/16/31	200	167
	Johnson Controls International plc / Tyco Fire & Security Finance SCA	4.900%	12/1/32	72	73
	Kennametal Inc.	4.625%	6/15/28	120	117
	Keysight Technologies Inc.	4.600%	4/6/27	125	125
	Keysight Technologies Inc.	3.000%	10/30/29	100	91
	Kirby Corp.	4.200%	3/1/28	300	289
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	L3Harris Technologies Inc.	3.832%	4/27/25	200	197
	L3Harris Technologies Inc.	3.850%	12/15/26	50	49
	L3Harris Technologies Inc.	5.400%	1/15/27	200	204
	L3Harris Technologies Inc.	4.400%	6/15/28	175	173
	L3Harris Technologies Inc.	5.400%	7/31/33	500	520
	L3Harris Technologies Inc.	4.854%	4/27/35	100	99
	L3Harris Technologies Inc.	5.054%	4/27/45	100	99
	L3Harris Technologies Inc.	5.600%	7/31/53	500	534
	Legrand France SA	8.500%	2/15/25	68	71
	Lennox International Inc.	1.700%	8/1/27	50	45
	Lockheed Martin Corp.	3.550%	1/15/26	190	187
	Lockheed Martin Corp.	5.100%	11/15/27	250	258
	Lockheed Martin Corp.	4.450%	5/15/28	100	101
	Lockheed Martin Corp.	3.900%	6/15/32	100	96
	Lockheed Martin Corp.	5.250%	1/15/33	250	265
	Lockheed Martin Corp.	3.600%	3/1/35	150	137
	Lockheed Martin Corp.	4.500%	5/15/36	100	99
	Lockheed Martin Corp.	6.150%	9/1/36	300	340
	Lockheed Martin Corp.	4.070%	12/15/42	270	244
	Lockheed Martin Corp.	3.800%	3/1/45	100	86
	Lockheed Martin Corp.	4.700%	5/15/46	275	270
	Lockheed Martin Corp.	2.800%	6/15/50	175	125
	Lockheed Martin Corp.	4.090%	9/15/52	331	294
	Lockheed Martin Corp.	4.150%	6/15/53	250	224
	Lockheed Martin Corp.	5.700%	11/15/54	250	282
	Lockheed Martin Corp.	5.200%	2/15/55	115	121
	Lockheed Martin Corp.	4.300%	6/15/62	125	112
	Lockheed Martin Corp.	5.900%	11/15/63	134	157
[5]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	350	351
	Nordson Corp.	5.600%	9/15/28	60	62
	Nordson Corp.	5.800%	9/15/33	79	84
	Norfolk Southern Corp.	3.650%	8/1/25	50	49
	Norfolk Southern Corp.	2.900%	6/15/26	310	297
	Norfolk Southern Corp.	7.800%	5/15/27	60	66
	Norfolk Southern Corp.	3.150%	6/1/27	125	120
	Norfolk Southern Corp.	3.800%	8/1/28	113	110
	Norfolk Southern Corp.	2.550%	11/1/29	200	180
	Norfolk Southern Corp.	5.050%	8/1/30	100	103
	Norfolk Southern Corp.	3.000%	3/15/32	200	178
	Norfolk Southern Corp.	4.837%	10/1/41	113	109
	Norfolk Southern Corp.	4.450%	6/15/45	75	67
	Norfolk Southern Corp.	4.650%	1/15/46	75	69
	Norfolk Southern Corp.	4.150%	2/28/48	25	22
	Norfolk Southern Corp.	4.100%	5/15/49	73	62
	Norfolk Southern Corp.	3.400%	11/1/49	75	57
	Norfolk Southern Corp.	3.050%	5/15/50	350	249
	Norfolk Southern Corp.	4.050%	8/15/52	239	202
	Norfolk Southern Corp.	5.350%	8/1/54	200	208
	Norfolk Southern Corp.	3.155%	5/15/55	438	308
	Norfolk Southern Corp.	4.100%	5/15/21	100	76
	Northrop Grumman Corp.	2.930%	1/15/25	275	269
	Northrop Grumman Corp.	3.200%	2/1/27	150	144
	Northrop Grumman Corp.	3.250%	1/15/28	100	96
	Northrop Grumman Corp.	4.400%	5/1/30	290	288
	Northrop Grumman Corp.	4.700%	3/15/33	100	101
	Northrop Grumman Corp.	5.150%	5/1/40	90	91
	Northrop Grumman Corp.	5.050%	11/15/40	150	150
	Northrop Grumman Corp.	4.750%	6/1/43	275	263
	Northrop Grumman Corp.	4.030%	10/15/47	380	327
	Northrop Grumman Corp.	5.250%	5/1/50	310	319
	Northrop Grumman Corp.	4.950%	3/15/53	100	99
	Nvent Finance Sarl	4.550%	4/15/28	100	97
	Oshkosh Corp.	4.600%	5/15/28	185	182
	Oshkosh Corp.	3.100%	3/1/30	60	54
	Otis Worldwide Corp.	2.293%	4/5/27	200	186
	Otis Worldwide Corp.	5.250%	8/16/28	150	154
	Otis Worldwide Corp.	2.565%	2/15/30	300	267
	Otis Worldwide Corp.	3.112%	2/15/40	400	321
	Otis Worldwide Corp.	3.362%	2/15/50	150	116
	PACCAR Financial Corp.	1.800%	2/6/25	60	58
	Parker-Hannifin Corp.	3.250%	3/1/27	125	120
	Parker-Hannifin Corp.	4.250%	9/15/27	215	213
	Parker-Hannifin Corp.	3.250%	6/14/29	75	71
	Parker-Hannifin Corp.	6.250%	5/15/38	150	167
	Parker-Hannifin Corp.	4.450%	11/21/44	200	182
	Parker-Hannifin Corp.	4.000%	6/14/49	215	187
	Precision Castparts Corp.	3.250%	6/15/25	175	171
	Precision Castparts Corp.	4.375%	6/15/45	200	182
	Quanta Services Inc.	2.900%	10/1/30	400	352
[5]	Regal Rexnord Corp.	6.050%	2/15/26	100	101
[5]	Regal Rexnord Corp.	6.050%	4/15/28	250	253

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Regal Rexnord Corp.	6.300%	2/15/30	200	206
[5]	Regal Rexnord Corp.	6.400%	4/15/33	225	235
	Republic Services Inc.	0.875%	11/15/25	500	463
	Republic Services Inc.	6.200%	3/1/40	175	196
	Republic Services Inc.	5.700%	5/15/41	100	108
	Rockwell Automation Inc.	3.500%	3/1/29	100	97
	Rockwell Automation Inc.	1.750%	8/15/31	200	165
	Rockwell Automation Inc.	4.200%	3/1/49	125	113
	Rockwell Automation Inc.	2.800%	8/15/61	200	130
	RTX Corp.	3.950%	8/16/25	400	394
	RTX Corp.	3.500%	3/15/27	300	289
	RTX Corp.	3.125%	5/4/27	225	214
	RTX Corp.	7.200%	8/15/27	25	27
	RTX Corp.	4.125%	11/16/28	537	525
	RTX Corp.	2.250%	7/1/30	300	259
	RTX Corp.	1.900%	9/1/31	200	163
	RTX Corp.	2.375%	3/15/32	200	167
	RTX Corp.	5.150%	2/27/33	200	204
	RTX Corp.	6.100%	3/15/34	197	214
	RTX Corp.	5.400%	5/1/35	150	155
	RTX Corp.	6.050%	6/1/36	100	108
	RTX Corp.	6.125%	7/15/38	50	55
	RTX Corp.	4.450%	11/16/38	175	161
	RTX Corp.	4.700%	12/15/41	50	46
	RTX Corp.	4.500%	6/1/42	675	615
	RTX Corp.	4.800%	12/15/43	65	60
	RTX Corp.	4.150%	5/15/45	200	171
	RTX Corp.	3.750%	11/1/46	200	159
	RTX Corp.	4.350%	4/15/47	250	219
	RTX Corp.	4.050%	5/4/47	107	89
	RTX Corp.	4.625%	11/16/48	350	320
	RTX Corp.	3.125%	7/1/50	179	127
	RTX Corp.	2.820%	9/1/51	200	132
	RTX Corp.	3.030%	3/15/52	200	138
	RTX Corp.	5.375%	2/27/53	200	204
	RTX Corp.	6.400%	3/15/54	244	283
	Ryder System Inc.	4.625%	6/1/25	193	192
	Ryder System Inc.	2.900%	12/1/26	100	94
	Ryder System Inc.	5.650%	3/1/28	100	103
	Ryder System Inc.	5.250%	6/1/28	200	203
	Snap-on Inc.	3.250%	3/1/27	50	48
	Snap-on Inc.	4.100%	3/1/48	75	67
	Snap-on Inc.	3.100%	5/1/50	75	57
	Southwest Airlines Co.	5.250%	5/4/25	600	600
	Southwest Airlines Co.	3.000%	11/15/26	100	95
	Southwest Airlines Co.	5.125%	6/15/27	475	477
	Southwest Airlines Co.	3.450%	11/16/27	50	47
	Southwest Airlines Co.	2.625%	2/10/30	100	87
[2]	Spirit Airlines Class A Series 2015-1 Pass Through Trust	4.100%	10/1/29	14	13
	Stanley Black & Decker Inc.	3.400%	3/1/26	100	97
	Stanley Black & Decker Inc.	5.200%	9/1/40	75	73
	Stanley Black & Decker Inc.	4.850%	11/15/48	90	81
	Stanley Black & Decker Inc.	4.000%	3/15/60	400	334
	Textron Inc.	4.000%	3/15/26	200	196
	Textron Inc.	3.650%	3/15/27	250	240
	Textron Inc.	3.900%	9/17/29	225	214
	Textron Inc.	6.100%	11/15/33	50	53
	Timken Co.	4.500%	12/15/28	25	24
	Trane Technologies Financing Ltd.	3.500%	3/21/26	75	73
	Trane Technologies Financing Ltd.	3.800%	3/21/29	225	218
	Trane Technologies Financing Ltd.	5.250%	3/3/33	200	207
	Trane Technologies Financing Ltd.	4.500%	3/21/49	75	70
	Trane Technologies Global Holding Co Ltd.	5.750%	6/15/43	125	134
	Trimble Inc.	4.750%	12/1/24	93	92
	Trimble Inc.	4.900%	6/15/28	50	50
	Tyco Electronics Group SA	3.125%	8/15/27	200	191
	Tyco Electronics Group SA	2.500%	2/4/32	200	173
	Tyco Electronics Group SA	7.125%	10/1/37	125	147
	Union Pacific Corp.	3.250%	1/15/25	206	202
	Union Pacific Corp.	3.750%	7/15/25	560	551
	Union Pacific Corp.	2.750%	3/1/26	75	72
	Union Pacific Corp.	2.150%	2/5/27	513	479
	Union Pacific Corp.	2.400%	2/5/30	200	179
	Union Pacific Corp.	2.800%	2/14/32	100	89
	Union Pacific Corp.	3.375%	2/1/35	100	88
	Union Pacific Corp.	2.891%	4/6/36	500	420
	Union Pacific Corp.	3.600%	9/15/37	90	80
	Union Pacific Corp.	3.250%	2/5/50	200	153
	Union Pacific Corp.	2.950%	3/10/52	250	178
	Union Pacific Corp.	4.950%	9/9/52	110	112
	Union Pacific Corp.	3.500%	2/14/53	600	476
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Union Pacific Corp.	3.875%	2/1/55	100	82
	Union Pacific Corp.	3.950%	8/15/59	100	82
	Union Pacific Corp.	3.839%	3/20/60	386	315
	Union Pacific Corp.	2.973%	9/16/62	325	219
	Union Pacific Corp.	3.799%	4/6/71	535	424
[2]	United Airlines Class A Series 2013-1 Pass Through Trust	4.300%	2/15/27	41	40
[2]	United Airlines Class A Series 2014-1 Pass Through Trust	4.000%	10/11/27	54	51
[2]	United Airlines Class A Series 2016-1 Pass Through Trust	3.450%	1/7/30	34	30
[2]	United Airlines Class A Series 2023-1 Pass Through Trust	5.800%	7/15/37	225	228
[2]	United Airlines Class AA Series 2015-1 Pass Through Trust	3.450%	6/1/29	112	104
[2]	United Airlines Class AA Series 2016-1 Pass Through Trust	3.100%	1/7/30	273	250
[2]	United Airlines Class AA Series 2016-2 Pass Through Trust	2.875%	4/7/30	52	46
[2]	United Airlines Class AA Series 2019-1 Pass Through Trust	4.150%	2/25/33	145	134
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	83	70
[2]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	243	236
[2]	United Airlines Pass Through Trust Class A Series 2020-1	5.875%	4/15/29	446	451
	United Parcel Service Inc.	3.900%	4/1/25	300	297
	United Parcel Service Inc.	2.400%	11/15/26	399	380
	United Parcel Service Inc.	3.400%	3/15/29	100	97
	United Parcel Service Inc.	2.500%	9/1/29	100	91
	United Parcel Service Inc.	4.875%	3/3/33	200	208
	United Parcel Service Inc.	6.200%	1/15/38	173	198
	United Parcel Service Inc.	5.200%	4/1/40	255	265
	United Parcel Service Inc.	4.875%	11/15/40	75	75
	United Parcel Service Inc.	3.625%	10/1/42	100	85
	United Parcel Service Inc.	3.400%	11/15/46	110	88
	United Parcel Service Inc.	4.250%	3/15/49	125	114
	United Parcel Service Inc.	3.400%	9/1/49	200	161
	United Parcel Service Inc.	5.300%	4/1/50	300	319
	United Parcel Service Inc.	5.050%	3/3/53	200	208
	Valmont Industries Inc.	5.000%	10/1/44	150	135
	Valmont Industries Inc.	5.250%	10/1/54	75	67
[5]	Veralto Corp.	5.500%	9/18/26	125	127
[5]	Veralto Corp.	5.350%	9/18/28	125	128
[5]	Veralto Corp.	5.450%	9/18/33	125	130
	Waste Connections Inc.	4.250%	12/1/28	51	51
	Waste Connections Inc.	3.500%	5/1/29	200	191
	Waste Connections Inc.	2.600%	2/1/30	139	125
	Waste Connections Inc.	2.200%	1/15/32	200	167
	Waste Connections Inc.	3.200%	6/1/32	500	450
	Waste Connections Inc.	4.200%	1/15/33	132	128
	Waste Connections Inc.	3.050%	4/1/50	75	54
	Waste Connections Inc.	2.950%	1/15/52	200	141
	Waste Management Inc.	0.750%	11/15/25	100	93
	Waste Management Inc.	3.150%	11/15/27	125	120
	Waste Management Inc.	4.875%	2/15/29	200	205
	Waste Management Inc.	1.500%	3/15/31	200	164
	Waste Management Inc.	4.625%	2/15/33	88	88
	Waste Management Inc.	4.875%	2/15/34	200	204
	Waste Management Inc.	2.950%	6/1/41	200	157
	Waste Management Inc.	2.500%	11/15/50	200	133
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	360	348
	Westinghouse Air Brake Technologies Corp.	4.700%	9/15/28	175	173
	WW Grainger Inc.	1.850%	2/15/25	75	72
	WW Grainger Inc.	3.750%	5/15/46	75	63
	WW Grainger Inc.	4.200%	5/15/47	75	68
	Xylem Inc.	3.250%	11/1/26	100	96
	Xylem Inc.	1.950%	1/30/28	100	91
	Xylem Inc.	2.250%	1/30/31	100	86
	Xylem Inc.	4.375%	11/1/46	100	86
					84,473
Materials (0.8%)
	Air Products and Chemicals Inc.	2.050%	5/15/30	200	175
	Air Products and Chemicals Inc.	2.700%	5/15/40	200	153
	Air Products and Chemicals Inc.	2.800%	5/15/50	200	143
	Albemarle Corp.	5.450%	12/1/44	75	70
	Albemarle Corp.	5.650%	6/1/52	300	279
	Amcor Finance USA Inc.	5.625%	5/26/33	48	50
	Amcor Flexibles North America Inc.	4.000%	5/17/25	91	89

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amcor Flexibles North America Inc.	3.100%	9/15/26	50	47
	Amcor Flexibles North America Inc.	2.630%	6/19/30	125	108
	Amcor Flexibles North America Inc.	2.690%	5/25/31	200	173
	AngloGold Ashanti Holdings plc	3.375%	11/1/28	200	180
	AngloGold Ashanti Holdings plc	3.750%	10/1/30	200	174
	ArcelorMittal SA	4.550%	3/11/26	100	98
	ArcelorMittal SA	6.550%	11/29/27	200	210
	ArcelorMittal SA	4.250%	7/16/29	100	97
	ArcelorMittal SA	6.800%	11/29/32	180	195
	ArcelorMittal SA	7.000%	10/15/39	100	108
	ArcelorMittal SA	6.750%	3/1/41	100	106
	Avery Dennison Corp.	4.875%	12/6/28	75	76
	Barrick Gold Corp.	6.450%	10/15/35	75	83
	Barrick North America Finance LLC	5.700%	5/30/41	350	368
	Barrick North America Finance LLC	5.750%	5/1/43	150	160
	Berry Global Inc.	1.570%	1/15/26	400	372
[5]	Berry Global Inc.	5.500%	4/15/28	200	202
	BHP Billiton Finance USA Ltd.	4.875%	2/27/26	200	201
	BHP Billiton Finance USA Ltd.	4.750%	2/28/28	200	202
	BHP Billiton Finance USA Ltd.	5.100%	9/8/28	200	206
	BHP Billiton Finance USA Ltd.	4.900%	2/28/33	200	205
	BHP Billiton Finance USA Ltd.	5.250%	9/8/33	300	311
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	136
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	440	445
	BHP Billiton Finance USA Ltd.	5.500%	9/8/53	140	153
	Cabot Corp.	4.000%	7/1/29	55	52
	Carlisle Cos. Inc.	3.500%	12/1/24	50	49
	Carlisle Cos. Inc.	3.750%	12/1/27	125	120
	Carlisle Cos. Inc.	2.750%	3/1/30	150	133
	Celanese US Holdings LLC	6.050%	3/15/25	82	82
	Celanese US Holdings LLC	6.165%	7/15/27	400	410
	Celanese US Holdings LLC	6.350%	11/15/28	175	183
	Celanese US Holdings LLC	6.330%	7/15/29	200	210
	Celanese US Holdings LLC	6.550%	11/15/30	150	159
	Celanese US Holdings LLC	6.379%	7/15/32	200	212
	Celanese US Holdings LLC	6.700%	11/15/33	150	163
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	279
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	172
	CF Industries Inc.	5.150%	3/15/34	200	198
	CF Industries Inc.	4.950%	6/1/43	150	138
	CF Industries Inc.	5.375%	3/15/44	100	96
	Dow Chemical Co.	4.550%	11/30/25	10	10
	Dow Chemical Co.	4.800%	11/30/28	225	227
	Dow Chemical Co.	2.100%	11/15/30	400	343
	Dow Chemical Co.	4.250%	10/1/34	106	102
	Dow Chemical Co.	9.400%	5/15/39	203	283
	Dow Chemical Co.	5.250%	11/15/41	100	98
	Dow Chemical Co.	4.625%	10/1/44	200	184
	Dow Chemical Co.	5.550%	11/30/48	100	102
	Dow Chemical Co.	6.900%	5/15/53	150	181
	DuPont de Nemours Inc.	4.493%	11/15/25	350	348
	DuPont de Nemours Inc.	4.725%	11/15/28	425	432
	DuPont de Nemours Inc.	5.319%	11/15/38	300	308
	DuPont de Nemours Inc.	5.419%	11/15/48	375	392
	Eastman Chemical Co.	3.800%	3/15/25	200	197
	Eastman Chemical Co.	4.800%	9/1/42	225	205
	Eastman Chemical Co.	4.650%	10/15/44	150	132
	Ecolab Inc.	2.700%	11/1/26	200	192
	Ecolab Inc.	1.650%	2/1/27	100	92
	Ecolab Inc.	3.250%	12/1/27	100	96
	Ecolab Inc.	5.250%	1/15/28	200	207
	Ecolab Inc.	1.300%	1/30/31	500	409
	Ecolab Inc.	2.125%	2/1/32	100	85
	Ecolab Inc.	2.700%	12/15/51	275	188
	Ecolab Inc.	2.750%	8/18/55	100	68
	EIDP Inc.	1.700%	7/15/25	100	95
	EIDP Inc.	4.500%	5/15/26	100	100
	EIDP Inc.	2.300%	7/15/30	100	88
	EIDP Inc.	4.800%	5/15/33	100	101
	FMC Corp.	5.150%	5/18/26	100	100
	FMC Corp.	3.200%	10/1/26	50	47
	FMC Corp.	3.450%	10/1/29	100	91
	FMC Corp.	5.650%	5/18/33	100	99
	FMC Corp.	4.500%	10/1/49	100	79
	FMC Corp.	6.375%	5/18/53	100	102
	Freeport-McMoRan Inc.	5.000%	9/1/27	200	198
	Freeport-McMoRan Inc.	4.125%	3/1/28	100	96
	Freeport-McMoRan Inc.	4.375%	8/1/28	100	96
	Freeport-McMoRan Inc.	5.250%	9/1/29	100	101
	Freeport-McMoRan Inc.	4.250%	3/1/30	100	94
	Freeport-McMoRan Inc.	4.625%	8/1/30	200	196
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Freeport-McMoRan Inc.	5.400%	11/14/34	100	101
	Freeport-McMoRan Inc.	5.450%	3/15/43	300	291
	Georgia-Pacific LLC	7.375%	12/1/25	100	104
	Georgia-Pacific LLC	8.875%	5/15/31	250	312
	Huntsman International LLC	2.950%	6/15/31	100	85
	International Flavors & Fragrances Inc.	4.450%	9/26/28	50	49
	International Flavors & Fragrances Inc.	4.375%	6/1/47	90	69
	International Flavors & Fragrances Inc.	5.000%	9/26/48	100	85
	International Paper Co.	5.000%	9/15/35	100	100
	International Paper Co.	6.000%	11/15/41	100	106
	International Paper Co.	4.800%	6/15/44	300	277
	International Paper Co.	4.400%	8/15/47	200	174
	Kinross Gold Corp.	4.500%	7/15/27	25	24
[5]	Kinross Gold Corp.	6.250%	7/15/33	100	105
	Linde Inc.	2.650%	2/5/25	147	143
	Linde Inc.	4.700%	12/5/25	200	200
	Linde Inc.	1.100%	8/10/30	300	249
	Linde Inc.	3.550%	11/7/42	50	42
	LYB International Finance BV	5.250%	7/15/43	200	191
	LYB International Finance III LLC	1.250%	10/1/25	491	459
	LYB International Finance III LLC	5.625%	5/15/33	52	54
	LYB International Finance III LLC	3.375%	10/1/40	200	154
	LYB International Finance III LLC	4.200%	10/15/49	135	108
	LYB International Finance III LLC	3.625%	4/1/51	280	204
	LyondellBasell Industries NV	4.625%	2/26/55	425	370
	Martin Marietta Materials Inc.	3.450%	6/1/27	50	48
	Martin Marietta Materials Inc.	3.500%	12/15/27	100	96
	Martin Marietta Materials Inc.	2.500%	3/15/30	100	88
	Martin Marietta Materials Inc.	2.400%	7/15/31	150	128
	Martin Marietta Materials Inc.	4.250%	12/15/47	175	154
	Martin Marietta Materials Inc.	3.200%	7/15/51	220	163
	Mosaic Co.	4.050%	11/15/27	200	195
	Mosaic Co.	5.450%	11/15/33	100	102
	Mosaic Co.	4.875%	11/15/41	50	45
	Mosaic Co.	5.625%	11/15/43	100	99
	Newmont Corp.	2.800%	10/1/29	150	137
	Newmont Corp.	2.250%	10/1/30	200	173
	Newmont Corp.	2.600%	7/15/32	100	85
	Newmont Corp.	5.875%	4/1/35	100	108
	Newmont Corp.	6.250%	10/1/39	225	250
	Newmont Corp.	5.450%	6/9/44	200	203
	Nucor Corp.	2.000%	6/1/25	100	96
	Nucor Corp.	3.950%	5/1/28	100	98
	Nucor Corp.	2.700%	6/1/30	100	91
	Nucor Corp.	3.125%	4/1/32	100	90
	Nucor Corp.	6.400%	12/1/37	100	114
	Nucor Corp.	2.979%	12/15/55	300	204
	Nutrien Ltd.	3.000%	4/1/25	250	243
	Nutrien Ltd.	5.950%	11/7/25	200	204
	Nutrien Ltd.	4.000%	12/15/26	50	49
	Nutrien Ltd.	4.900%	3/27/28	200	202
	Nutrien Ltd.	4.125%	3/15/35	250	232
	Nutrien Ltd.	5.625%	12/1/40	275	276
	Nutrien Ltd.	4.900%	6/1/43	50	47
	Nutrien Ltd.	5.250%	1/15/45	191	185
	Nutrien Ltd.	5.000%	4/1/49	100	95
	Nutrien Ltd.	5.800%	3/27/53	45	48
	Owens Corning	3.400%	8/15/26	200	193
	Owens Corning	3.950%	8/15/29	100	95
	Owens Corning	3.875%	6/1/30	50	47
	Owens Corning	4.300%	7/15/47	200	176
	Owens Corning	4.400%	1/30/48	75	65
	Packaging Corp. of America	3.400%	12/15/27	100	95
	Packaging Corp. of America	3.000%	12/15/29	140	127
	Packaging Corp. of America	4.050%	12/15/49	90	74
	Packaging Corp. of America	3.050%	10/1/51	100	70
	PPG Industries Inc.	2.550%	6/15/30	300	261
	Reliance Steel & Aluminum Co.	2.150%	8/15/30	100	85
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	246
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	83
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	350	239
	Rio Tinto Finance USA plc	5.000%	3/9/33	200	207
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	145
	Rio Tinto Finance USA plc	4.125%	8/21/42	250	226
	Rio Tinto Finance USA plc	5.125%	3/9/53	200	208
	Rohm and Haas Co.	7.850%	7/15/29	125	141
	RPM International Inc.	3.750%	3/15/27	50	48
	RPM International Inc.	4.250%	1/15/48	200	166
	Sherwin-Williams Co.	3.450%	8/1/25	225	219
	Sherwin-Williams Co.	4.250%	8/8/25	200	198
	Sherwin-Williams Co.	3.950%	1/15/26	200	197

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sherwin-Williams Co.	3.450%	6/1/27	100	97
Sherwin-Williams Co.	2.300%	5/15/30	100	87
Sherwin-Williams Co.	4.000%	12/15/42	100	84
Sherwin-Williams Co.	4.550%	8/1/45	90	81
Sherwin-Williams Co.	4.500%	6/1/47	300	275
Sherwin-Williams Co.	3.300%	5/15/50	100	74
Sonoco Products Co.	2.250%	2/1/27	500	460
Sonoco Products Co.	3.125%	5/1/30	105	95
Southern Copper Corp.	3.875%	4/23/25	50	49
Southern Copper Corp.	7.500%	7/27/35	100	116
Southern Copper Corp.	6.750%	4/16/40	325	363
Southern Copper Corp.	5.250%	11/8/42	300	290
Southern Copper Corp.	5.875%	4/23/45	200	203
Steel Dynamics Inc.	2.400%	6/15/25	100	96
Steel Dynamics Inc.	3.450%	4/15/30	125	115
Steel Dynamics Inc.	3.250%	1/15/31	100	91
Steel Dynamics Inc.	3.250%	10/15/50	100	70
Suzano Austria GmbH	6.000%	1/15/29	400	409
Suzano Austria GmbH	5.000%	1/15/30	200	193
Suzano Austria GmbH	3.750%	1/15/31	200	176
Suzano Austria GmbH	3.125%	1/15/32	125	103
Suzano International Finance BV	4.000%	1/14/25	150	147
Teck Resources Ltd.	3.900%	7/15/30	100	93
Teck Resources Ltd.	6.125%	10/1/35	100	105
Teck Resources Ltd.	6.000%	8/15/40	119	121
Teck Resources Ltd.	5.200%	3/1/42	100	93
Vale Overseas Ltd.	3.750%	7/8/30	100	92
Vale Overseas Ltd.	6.125%	6/12/33	200	207
Vale Overseas Ltd.	8.250%	1/17/34	50	59
Vale Overseas Ltd.	6.875%	11/21/36	310	337
Vale Overseas Ltd.	6.875%	11/10/39	325	353
Vale SA	5.625%	9/11/42	75	73
Vulcan Materials Co.	4.500%	4/1/25	200	198
Vulcan Materials Co.	3.500%	6/1/30	150	140
Vulcan Materials Co.	4.500%	6/15/47	125	113
Westlake Corp.	3.600%	8/15/26	100	97
Westlake Corp.	3.375%	6/15/30	100	91
Westlake Corp.	5.000%	8/15/46	200	183
Westlake Corp.	3.125%	8/15/51	100	66
Westlake Corp.	3.375%	8/15/61	100	65
WestRock MWV LLC	7.950%	2/15/31	250	291
WRKCo Inc.	4.650%	3/15/26	100	99
WRKCo Inc.	3.375%	9/15/27	250	236
WRKCo Inc.	4.900%	3/15/29	200	201
WRKCo Inc.	3.000%	6/15/33	100	86
Yamana Gold Inc.	2.630%	8/15/31	100	84
				33,967
Real Estate (1.0%)
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	254	248
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	176
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	135
Alexandria Real Estate Equities Inc.	1.875%	2/1/33	500	390
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	99
Alexandria Real Estate Equities Inc.	3.000%	5/18/51	500	331
Alexandria Real Estate Equities Inc.	3.550%	3/15/52	200	146
American Homes 4 Rent LP	2.375%	7/15/31	200	165
American Homes 4 Rent LP	3.375%	7/15/51	200	137
American Tower Corp.	2.950%	1/15/25	100	98
American Tower Corp.	4.000%	6/1/25	138	136
American Tower Corp.	1.600%	4/15/26	200	185
American Tower Corp.	1.450%	9/15/26	200	182
American Tower Corp.	3.375%	10/15/26	200	192
American Tower Corp.	2.750%	1/15/27	500	469
American Tower Corp.	3.125%	1/15/27	125	118
American Tower Corp.	3.650%	3/15/27	200	192
American Tower Corp.	1.500%	1/31/28	500	437
American Tower Corp.	3.950%	3/15/29	140	134
American Tower Corp.	3.800%	8/15/29	475	451
American Tower Corp.	2.900%	1/15/30	145	130
American Tower Corp.	2.100%	6/15/30	150	126
American Tower Corp.	2.700%	4/15/31	200	172
American Tower Corp.	2.300%	9/15/31	200	166
American Tower Corp.	4.050%	3/15/32	200	188
American Tower Corp.	3.700%	10/15/49	200	152
American Tower Corp.	3.100%	6/15/50	150	103
AvalonBay Communities Inc.	3.450%	6/1/25	100	98
AvalonBay Communities Inc.	2.950%	5/11/26	150	144
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AvalonBay Communities Inc.	2.900%	10/15/26	50	48
AvalonBay Communities Inc.	3.350%	5/15/27	75	72
AvalonBay Communities Inc.	3.200%	1/15/28	75	71
AvalonBay Communities Inc.	2.050%	1/15/32	300	251
AvalonBay Communities Inc.	3.900%	10/15/46	60	49
AvalonBay Communities Inc.	4.350%	4/15/48	60	51
Boston Properties LP	3.200%	1/15/25	111	108
Boston Properties LP	3.650%	2/1/26	100	96
Boston Properties LP	2.750%	10/1/26	50	46
Boston Properties LP	3.400%	6/21/29	400	360
Boston Properties LP	2.900%	3/15/30	400	343
Boston Properties LP	2.450%	10/1/33	400	305
Boston Properties LP	6.500%	1/15/34	50	53
Brixmor Operating Partnership LP	3.850%	2/1/25	125	122
Brixmor Operating Partnership LP	4.125%	6/15/26	200	194
Brixmor Operating Partnership LP	3.900%	3/15/27	75	71
Brixmor Operating Partnership LP	4.125%	5/15/29	533	507
Brixmor Operating Partnership LP	4.050%	7/1/30	250	235
Camden Property Trust	3.150%	7/1/29	50	46
Camden Property Trust	2.800%	5/15/30	265	238
Camden Property Trust	3.350%	11/1/49	120	90
CBRE Services Inc.	4.875%	3/1/26	125	125
CBRE Services Inc.	2.500%	4/1/31	200	169
CBRE Services Inc.	5.950%	8/15/34	200	210
Corporate Office Properties LP	2.000%	1/15/29	350	291
Crown Castle Inc.	1.350%	7/15/25	100	94
Crown Castle Inc.	4.450%	2/15/26	250	246
Crown Castle Inc.	3.700%	6/15/26	175	169
Crown Castle Inc.	2.900%	3/15/27	200	187
Crown Castle Inc.	3.650%	9/1/27	325	309
Crown Castle Inc.	3.800%	2/15/28	425	404
Crown Castle Inc.	4.800%	9/1/28	200	197
Crown Castle Inc.	3.100%	11/15/29	100	90
Crown Castle Inc.	3.300%	7/1/30	115	103
Crown Castle Inc.	2.250%	1/15/31	200	166
Crown Castle Inc.	2.500%	7/15/31	200	167
Crown Castle Inc.	5.100%	5/1/33	200	198
Crown Castle Inc.	2.900%	4/1/41	500	358
Crown Castle Inc.	4.750%	5/15/47	95	82
Crown Castle Inc.	5.200%	2/15/49	75	71
Crown Castle Inc.	4.150%	7/1/50	100	81
Crown Castle Inc.	3.250%	1/15/51	200	140
CubeSmart LP	4.000%	11/15/25	50	49
CubeSmart LP	3.125%	9/1/26	100	95
CubeSmart LP	2.250%	12/15/28	200	177
CubeSmart LP	4.375%	2/15/29	50	49
CubeSmart LP	2.000%	2/15/31	75	61
CubeSmart LP	2.500%	2/15/32	200	166
Digital Realty Trust LP	4.450%	7/15/28	370	362
Digital Realty Trust LP	3.600%	7/1/29	175	164
EPR Properties	4.500%	6/1/27	141	133
EPR Properties	3.600%	11/15/31	375	311
Equinix Inc.	1.250%	7/15/25	100	94
Equinix Inc.	1.000%	9/15/25	500	467
Equinix Inc.	1.450%	5/15/26	200	185
Equinix Inc.	2.900%	11/18/26	100	95
Equinix Inc.	1.800%	7/15/27	100	91
Equinix Inc.	1.550%	3/15/28	500	439
Equinix Inc.	3.200%	11/18/29	450	414
Equinix Inc.	2.150%	7/15/30	250	212
Equinix Inc.	2.500%	5/15/31	200	170
Equinix Inc.	3.000%	7/15/50	100	68
ERP Operating LP	3.375%	6/1/25	125	122
ERP Operating LP	2.850%	11/1/26	50	47
ERP Operating LP	3.500%	3/1/28	100	96
ERP Operating LP	4.150%	12/1/28	70	69
ERP Operating LP	3.000%	7/1/29	75	69
ERP Operating LP	2.500%	2/15/30	150	133
ERP Operating LP	4.500%	7/1/44	150	133
ERP Operating LP	4.500%	6/1/45	25	21
ERP Operating LP	4.000%	8/1/47	100	80
Essex Portfolio LP	3.500%	4/1/25	166	162
Essex Portfolio LP	3.375%	4/15/26	345	333
Essex Portfolio LP	3.625%	5/1/27	100	95
Essex Portfolio LP	4.000%	3/1/29	100	95
Essex Portfolio LP	3.000%	1/15/30	110	98
Essex Portfolio LP	2.650%	3/15/32	105	88
Essex Portfolio LP	4.500%	3/15/48	120	103
Extra Space Storage LP	3.500%	7/1/26	125	120
Extra Space Storage LP	3.875%	12/15/27	150	144
Extra Space Storage LP	5.700%	4/1/28	200	205
Extra Space Storage LP	4.000%	6/15/29	25	24
Extra Space Storage LP	5.500%	7/1/30	500	511

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Extra Space Storage LP	5.900%	1/15/31	100	105
Extra Space Storage LP	2.400%	10/15/31	200	165
Extra Space Storage LP	2.350%	3/15/32	100	82
Federal Realty OP LP	3.250%	7/15/27	50	47
Federal Realty OP LP	3.200%	6/15/29	25	23
Federal Realty OP LP	4.500%	12/1/44	150	125
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	199
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	174
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	25
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	274
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	160
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/31	200	180
Healthcare Realty Holdings LP	3.500%	8/1/26	130	124
Healthcare Realty Holdings LP	2.000%	3/15/31	250	201
Healthpeak OP LLC	3.400%	2/1/25	81	79
Healthpeak OP LLC	3.250%	7/15/26	25	24
Healthpeak OP LLC	3.500%	7/15/29	125	117
Healthpeak OP LLC	3.000%	1/15/30	200	178
Healthpeak OP LLC	5.250%	12/15/32	100	101
Healthpeak OP LLC	6.750%	2/1/41	100	112
Highwoods Realty LP	2.600%	2/1/31	250	195
Host Hotels & Resorts LP	2.900%	12/15/31	275	231
Hudson Pacific Properties LP	3.950%	11/1/27	100	84
Hudson Pacific Properties LP	4.650%	4/1/29	25	20
Hudson Pacific Properties LP	3.250%	1/15/30	60	45
Invitation Homes Operating Partnership LP	2.300%	11/15/28	200	178
Invitation Homes Operating Partnership LP	5.450%	8/15/30	32	32
Invitation Homes Operating Partnership LP	5.500%	8/15/33	80	80
Invitation Homes Operating Partnership LP	2.700%	1/15/34	200	160
Kilroy Realty LP	3.450%	12/15/24	50	49
Kilroy Realty LP	4.750%	12/15/28	50	48
Kilroy Realty LP	4.250%	8/15/29	104	96
Kilroy Realty LP	3.050%	2/15/30	200	170
Kilroy Realty LP	2.650%	11/15/33	250	190
Kimco Realty OP LLC	2.800%	10/1/26	125	118
Kimco Realty OP LLC	3.800%	4/1/27	75	72
Kimco Realty OP LLC	1.900%	3/1/28	500	441
Kimco Realty OP LLC	2.700%	10/1/30	100	87
Kimco Realty OP LLC	3.200%	4/1/32	200	174
Kimco Realty OP LLC	4.600%	2/1/33	200	193
Kimco Realty OP LLC	4.125%	12/1/46	50	39
Kimco Realty OP LLC	4.450%	9/1/47	50	42
Kite Realty Group LP	4.000%	10/1/26	200	189
LXP Industrial Trust	2.375%	10/1/31	200	161
Mid-America Apartments LP	3.600%	6/1/27	250	241
Mid-America Apartments LP	2.750%	3/15/30	150	131
Mid-America Apartments LP	1.700%	2/15/31	150	122
NNN REIT Inc.	3.500%	10/15/27	350	331
NNN REIT Inc.	4.300%	10/15/28	25	24
NNN REIT Inc.	2.500%	4/15/30	75	65
NNN REIT Inc.	5.600%	10/15/33	150	155
NNN REIT Inc.	4.800%	10/15/48	50	44
NNN REIT Inc.	3.100%	4/15/50	50	33
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	221
Omega Healthcare Investors Inc.	3.375%	2/1/31	250	212
Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	250	204
Physicians Realty LP	4.300%	3/15/27	100	97
Physicians Realty LP	3.950%	1/15/28	100	95
Physicians Realty LP	2.625%	11/1/31	500	412
Piedmont Operating Partnership LP	9.250%	7/20/28	100	106
Prologis LP	3.250%	6/30/26	175	169
Prologis LP	2.125%	4/15/27	105	97
Prologis LP	3.375%	12/15/27	160	153
Prologis LP	4.875%	6/15/28	100	101
Prologis LP	3.875%	9/15/28	100	97
Prologis LP	4.000%	9/15/28	50	49
Prologis LP	4.375%	2/1/29	200	198
Prologis LP	2.875%	11/15/29	70	64
Prologis LP	2.250%	4/15/30	155	136
Prologis LP	1.750%	7/1/30	200	168
Prologis LP	1.250%	10/15/30	350	283
Prologis LP	2.250%	1/15/32	100	84
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Prologis LP	4.750%	6/15/33	100	101
Prologis LP	5.125%	1/15/34	127	131
Prologis LP	4.375%	9/15/48	75	67
Prologis LP	3.000%	4/15/50	140	101
Prologis LP	5.250%	6/15/53	200	209
Public Storage Operating Co.	1.500%	11/9/26	225	207
Public Storage Operating Co.	3.094%	9/15/27	100	95
Public Storage Operating Co.	1.950%	11/9/28	225	201
Public Storage Operating Co.	5.125%	1/15/29	100	103
Public Storage Operating Co.	3.385%	5/1/29	100	96
Public Storage Operating Co.	2.250%	11/9/31	225	192
Public Storage Operating Co.	5.350%	8/1/53	150	157
Realty Income Corp.	3.875%	4/15/25	225	221
Realty Income Corp.	4.625%	11/1/25	75	75
Realty Income Corp.	4.125%	10/15/26	125	123
Realty Income Corp.	3.000%	1/15/27	150	142
Realty Income Corp.	3.950%	8/15/27	450	438
Realty Income Corp.	3.650%	1/15/28	190	182
Realty Income Corp.	3.100%	12/15/29	150	138
Realty Income Corp.	1.800%	3/15/33	500	389
Realty Income Corp.	4.650%	3/15/47	175	164
Regency Centers LP	3.600%	2/1/27	25	24
Regency Centers LP	4.125%	3/15/28	75	72
Regency Centers LP	2.950%	9/15/29	100	90
Regency Centers LP	4.400%	2/1/47	200	166
Regency Centers LP	4.650%	3/15/49	75	64
Rexford Industrial Realty LP	2.150%	9/1/31	200	160
Sabra Health Care LP	5.125%	8/15/26	25	25
Sabra Health Care LP	3.900%	10/15/29	150	136
Sabra Health Care LP	3.200%	12/1/31	100	82
Safehold GL Holdings LLC	2.850%	1/15/32	200	163
Simon Property Group LP	3.500%	9/1/25	300	293
Simon Property Group LP	3.300%	1/15/26	195	189
Simon Property Group LP	1.375%	1/15/27	500	456
Simon Property Group LP	1.750%	2/1/28	250	225
Simon Property Group LP	2.650%	7/15/30	200	177
Simon Property Group LP	2.200%	2/1/31	250	210
Simon Property Group LP	2.250%	1/15/32	500	416
Simon Property Group LP	2.650%	2/1/32	100	85
Simon Property Group LP	6.250%	1/15/34	85	93
Simon Property Group LP	4.250%	11/30/46	100	84
Simon Property Group LP	3.250%	9/13/49	200	145
Simon Property Group LP	3.800%	7/15/50	200	158
Simon Property Group LP	5.850%	3/8/53	89	95
Simon Property Group LP	6.650%	1/15/54	85	100
SITE Centers Corp.	4.250%	2/1/26	70	68
Spirit Realty LP	3.200%	1/15/27	80	76
Spirit Realty LP	2.100%	3/15/28	300	266
Spirit Realty LP	4.000%	7/15/29	60	57
Spirit Realty LP	3.400%	1/15/30	80	73
STORE Capital Corp.	4.500%	3/15/28	75	70
STORE Capital Corp.	4.625%	3/15/29	100	92
Sun Communities Operating LP	2.300%	11/1/28	200	175
Sun Communities Operating LP	4.200%	4/15/32	200	183
Tanger Properties LP	3.125%	9/1/26	175	164
Tanger Properties LP	3.875%	7/15/27	50	46
UDR Inc.	2.950%	9/1/26	150	142
UDR Inc.	3.500%	7/1/27	150	143
UDR Inc.	3.500%	1/15/28	250	235
UDR Inc.	3.200%	1/15/30	60	55
UDR Inc.	3.000%	8/15/31	65	57
UDR Inc.	1.900%	3/15/33	200	153
UDR Inc.	3.100%	11/1/34	65	54
Ventas Realty LP	2.650%	1/15/25	75	73
Ventas Realty LP	4.125%	1/15/26	75	73
Ventas Realty LP	3.250%	10/15/26	75	71
Ventas Realty LP	3.850%	4/1/27	50	48
Ventas Realty LP	4.000%	3/1/28	125	119
Ventas Realty LP	3.000%	1/15/30	100	88
Ventas Realty LP	4.750%	11/15/30	200	195
Ventas Realty LP	4.875%	4/15/49	80	70
VICI Properties LP	4.750%	2/15/28	200	197
VICI Properties LP	4.950%	2/15/30	200	194
VICI Properties LP	5.125%	5/15/32	200	195
VICI Properties LP	5.625%	5/15/52	100	96
Welltower OP LLC	3.625%	3/15/24	195	194
Welltower OP LLC	4.000%	6/1/25	380	373
Welltower OP LLC	4.250%	4/1/26	150	148
Welltower OP LLC	2.700%	2/15/27	300	282
Welltower OP LLC	4.250%	4/15/28	125	123
Welltower OP LLC	4.125%	3/15/29	250	241
Welltower OP LLC	2.750%	1/15/31	250	218
Welltower OP LLC	2.750%	1/15/32	200	170

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Welltower OP LLC	6.500%	3/15/41	25	28
	Welltower OP LLC	4.950%	9/1/48	75	71
	Weyerhaeuser Co.	4.750%	5/15/26	51	51
	Weyerhaeuser Co.	4.000%	11/15/29	150	143
	Weyerhaeuser Co.	4.000%	4/15/30	200	191
	Weyerhaeuser Co.	7.375%	3/15/32	29	34
	Weyerhaeuser Co.	3.375%	3/9/33	200	178
	WP Carey Inc.	4.000%	2/1/25	50	49
	WP Carey Inc.	4.250%	10/1/26	75	73
	WP Carey Inc.	2.250%	4/1/33	200	156
					42,635
Technology (2.4%)
	Adobe Inc.	1.900%	2/1/25	20	19
	Adobe Inc.	3.250%	2/1/25	175	172
	Adobe Inc.	2.150%	2/1/27	180	169
	Adobe Inc.	2.300%	2/1/30	225	202
	Amdocs Ltd.	2.538%	6/15/30	200	172
	Analog Devices Inc.	2.950%	4/1/25	85	83
	Analog Devices Inc.	3.500%	12/5/26	200	196
	Analog Devices Inc.	3.450%	6/15/27	100	97
	Analog Devices Inc.	1.700%	10/1/28	200	178
	Analog Devices Inc.	2.800%	10/1/41	200	149
	Analog Devices Inc.	2.950%	10/1/51	400	287
	Apple Inc.	2.750%	1/13/25	275	269
	Apple Inc.	1.125%	5/11/25	900	858
	Apple Inc.	0.550%	8/20/25	500	470
	Apple Inc.	0.700%	2/8/26	500	463
	Apple Inc.	3.250%	2/23/26	705	688
	Apple Inc.	2.450%	8/4/26	450	429
	Apple Inc.	3.350%	2/9/27	500	487
	Apple Inc.	3.200%	5/11/27	775	751
	Apple Inc.	2.900%	9/12/27	555	531
	Apple Inc.	1.200%	2/8/28	500	445
	Apple Inc.	4.000%	5/10/28	1,000	997
	Apple Inc.	1.400%	8/5/28	475	421
	Apple Inc.	2.200%	9/11/29	430	389
	Apple Inc.	4.150%	5/10/30	88	88
	Apple Inc.	1.250%	8/20/30	500	415
	Apple Inc.	1.650%	2/8/31	500	422
	Apple Inc.	1.700%	8/5/31	200	167
	Apple Inc.	4.300%	5/10/33	177	180
	Apple Inc.	4.500%	2/23/36	225	230
	Apple Inc.	2.375%	2/8/41	500	367
	Apple Inc.	3.850%	5/4/43	450	401
	Apple Inc.	4.450%	5/6/44	200	195
	Apple Inc.	3.450%	2/9/45	225	188
	Apple Inc.	4.375%	5/13/45	400	380
	Apple Inc.	4.650%	2/23/46	910	898
	Apple Inc.	3.850%	8/4/46	375	327
	Apple Inc.	3.750%	11/13/47	450	385
	Apple Inc.	2.650%	5/11/50	515	355
	Apple Inc.	2.650%	2/8/51	600	412
	Apple Inc.	4.850%	5/10/53	221	225
	Apple Inc.	2.550%	8/20/60	300	198
	Apple Inc.	2.800%	2/8/61	600	409
	Apple Inc.	2.850%	8/5/61	275	188
	Applied Materials Inc.	3.900%	10/1/25	145	143
	Applied Materials Inc.	3.300%	4/1/27	225	218
	Applied Materials Inc.	1.750%	6/1/30	200	170
	Applied Materials Inc.	5.100%	10/1/35	100	105
	Applied Materials Inc.	5.850%	6/15/41	125	138
	Applied Materials Inc.	4.350%	4/1/47	175	165
	Applied Materials Inc.	2.750%	6/1/50	200	145
	Arrow Electronics Inc.	4.000%	4/1/25	50	49
	Arrow Electronics Inc.	3.875%	1/12/28	100	95
	Autodesk Inc.	4.375%	6/15/25	100	99
	Autodesk Inc.	3.500%	6/15/27	75	73
	Autodesk Inc.	2.850%	1/15/30	75	68
	Autodesk Inc.	2.400%	12/15/31	200	171
	Automatic Data Processing Inc.	3.375%	9/15/25	200	196
	Automatic Data Processing Inc.	1.700%	5/15/28	200	180
	Automatic Data Processing Inc.	1.250%	9/1/30	400	333
	Avnet Inc.	4.625%	4/15/26	100	99
	Avnet Inc.	6.250%	3/15/28	100	104
	Booz Allen Hamilton Inc.	5.950%	8/4/33	150	158
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	725	708
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	150	144
	Broadcom Inc.	3.150%	11/15/25	278	269
[5]	Broadcom Inc.	1.950%	2/15/28	157	141
	Broadcom Inc.	4.110%	9/15/28	428	418
[5]	Broadcom Inc.	4.000%	4/15/29	200	193
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Broadcom Inc.	4.750%	4/15/29	300	301
	Broadcom Inc.	5.000%	4/15/30	250	254
	Broadcom Inc.	4.150%	11/15/30	600	573
[5]	Broadcom Inc.	2.450%	2/15/31	500	428
	Broadcom Inc.	4.300%	11/15/32	400	384
[5]	Broadcom Inc.	3.419%	4/15/33	652	573
[5]	Broadcom Inc.	3.469%	4/15/34	436	380
[5]	Broadcom Inc.	3.187%	11/15/36	50	41
[5]	Broadcom Inc.	4.926%	5/15/37	550	532
[5]	Broadcom Inc.	3.500%	2/15/41	700	556
[5]	Broadcom Inc.	3.750%	2/15/51	500	394
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	96
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	67
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	200	171
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	100	98
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	100	96
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	100	91
	CGI Inc.	1.450%	9/14/26	300	272
	CGI Inc.	2.300%	9/14/31	100	81
	Cisco Systems Inc.	2.950%	2/28/26	100	97
	Cisco Systems Inc.	2.500%	9/20/26	225	215
	Cisco Systems Inc.	5.900%	2/15/39	400	444
	Concentrix Corp.	6.650%	8/2/26	250	256
	Concentrix Corp.	6.600%	8/2/28	250	258
	Concentrix Corp.	6.850%	8/2/33	258	265
	Corning Inc.	5.750%	8/15/40	195	200
	Corning Inc.	3.900%	11/15/49	100	81
	Corning Inc.	4.375%	11/15/57	300	262
	Corning Inc.	5.450%	11/15/79	200	193
	Dell Inc.	7.100%	4/15/28	30	32
	Dell Inc.	6.500%	4/15/38	100	107
	Dell International LLC / EMC Corp.	5.850%	7/15/25	200	202
	Dell International LLC / EMC Corp.	6.020%	6/15/26	973	996
	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	250
	Dell International LLC / EMC Corp.	6.100%	7/15/27	100	104
	Dell International LLC / EMC Corp.	5.250%	2/1/28	200	205
	Dell International LLC / EMC Corp.	5.300%	10/1/29	300	309
	Dell International LLC / EMC Corp.	6.200%	7/15/30	62	67
	Dell International LLC / EMC Corp.	5.750%	2/1/33	50	53
	Dell International LLC / EMC Corp.	8.100%	7/15/36	173	213
	Dell International LLC / EMC Corp.	3.375%	12/15/41	200	151
	Dell International LLC / EMC Corp.	8.350%	7/15/46	105	138
	Dell International LLC / EMC Corp.	3.450%	12/15/51	300	217
	DXC Technology Co.	1.800%	9/15/26	200	182
	DXC Technology Co.	2.375%	9/15/28	200	175
	Equifax Inc.	2.600%	12/1/24	75	73
	Equifax Inc.	2.600%	12/15/25	100	95
	Equifax Inc.	5.100%	6/1/28	400	404
	Equifax Inc.	3.100%	5/15/30	120	108
	Equifax Inc.	2.350%	9/15/31	200	166
	FactSet Research Systems Inc.	3.450%	3/1/32	100	90
	Fidelity National Information Services Inc.	1.150%	3/1/26	500	462
	Fidelity National Information Services Inc.	1.650%	3/1/28	200	178
	Fidelity National Information Services Inc.	3.750%	5/21/29	100	96
	Fidelity National Information Services Inc.	2.250%	3/1/31	300	254
	Fidelity National Information Services Inc.	3.100%	3/1/41	200	149
	Fiserv Inc.	3.200%	7/1/26	700	674
	Fiserv Inc.	2.250%	6/1/27	300	278
	Fiserv Inc.	4.200%	10/1/28	200	196
	Fiserv Inc.	3.500%	7/1/29	600	565
	Fiserv Inc.	2.650%	6/1/30	200	176
	Fiserv Inc.	5.625%	8/21/33	94	98
	Fiserv Inc.	4.400%	7/1/49	415	367
	Flex Ltd.	4.750%	6/15/25	26	26
	Flex Ltd.	4.875%	6/15/29	50	49
	Global Payments Inc.	2.650%	2/15/25	337	327
	Global Payments Inc.	4.800%	4/1/26	150	149
	Global Payments Inc.	2.150%	1/15/27	200	184
	Global Payments Inc.	3.200%	8/15/29	310	281
	Global Payments Inc.	2.900%	5/15/30	200	176
	Global Payments Inc.	2.900%	11/15/31	200	171
	Global Payments Inc.	5.400%	8/15/32	200	202
	Global Payments Inc.	4.150%	8/15/49	200	159
	Global Payments Inc.	5.950%	8/15/52	75	77
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	498
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	150	140
	Hewlett Packard Enterprise Co.	5.250%	7/1/28	200	205
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	165
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	275	297

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HP Inc.	2.200%	6/17/25	300	287
HP Inc.	1.450%	6/17/26	200	184
HP Inc.	3.000%	6/17/27	350	331
HP Inc.	4.750%	1/15/28	200	200
HP Inc.	4.000%	4/15/29	200	194
HP Inc.	3.400%	6/17/30	500	457
HP Inc.	2.650%	6/17/31	200	171
HP Inc.	4.200%	4/15/32	200	190
HP Inc.	5.500%	1/15/33	200	205
HP Inc.	6.000%	9/15/41	200	211
Intel Corp.	3.400%	3/25/25	300	295
Intel Corp.	3.700%	7/29/25	450	443
Intel Corp.	2.600%	5/19/26	210	201
Intel Corp.	3.750%	8/5/27	200	196
Intel Corp.	4.875%	2/10/28	310	315
Intel Corp.	1.600%	8/12/28	200	177
Intel Corp.	2.450%	11/15/29	375	338
Intel Corp.	3.900%	3/25/30	345	334
Intel Corp.	2.000%	8/12/31	250	211
Intel Corp.	4.150%	8/5/32	200	196
Intel Corp.	4.000%	12/15/32	150	145
Intel Corp.	5.200%	2/10/33	396	414
Intel Corp.	4.600%	3/25/40	150	146
Intel Corp.	2.800%	8/12/41	200	150
Intel Corp.	4.800%	10/1/41	162	158
Intel Corp.	4.250%	12/15/42	150	135
Intel Corp.	4.100%	5/19/46	250	220
Intel Corp.	4.100%	5/11/47	200	174
Intel Corp.	3.734%	12/8/47	674	549
Intel Corp.	3.250%	11/15/49	300	223
Intel Corp.	4.750%	3/25/50	400	379
Intel Corp.	3.050%	8/12/51	250	177
Intel Corp.	5.700%	2/10/53	481	521
Intel Corp.	3.100%	2/15/60	300	207
Intel Corp.	3.200%	8/12/61	200	138
Intel Corp.	5.050%	8/5/62	300	297
Intel Corp.	5.900%	2/10/63	200	223
International Business Machines Corp.	7.000%	10/30/25	300	313
International Business Machines Corp.	4.500%	2/6/26	200	199
International Business Machines Corp.	3.450%	2/19/26	285	278
International Business Machines Corp.	3.300%	5/15/26	700	680
International Business Machines Corp.	1.700%	5/15/27	265	242
International Business Machines Corp.	6.220%	8/1/27	75	79
International Business Machines Corp.	6.500%	1/15/28	75	80
International Business Machines Corp.	4.500%	2/6/28	200	201
International Business Machines Corp.	3.500%	5/15/29	750	716
International Business Machines Corp.	1.950%	5/15/30	265	228
International Business Machines Corp.	4.750%	2/6/33	200	203
International Business Machines Corp.	4.150%	5/15/39	400	363
International Business Machines Corp.	5.600%	11/30/39	48	51
International Business Machines Corp.	2.850%	5/15/40	165	123
International Business Machines Corp.	4.000%	6/20/42	358	312
International Business Machines Corp.	4.250%	5/15/49	500	439
International Business Machines Corp.	2.950%	5/15/50	165	114
International Business Machines Corp.	3.430%	2/9/52	100	75
International Business Machines Corp.	5.100%	2/6/53	300	302
Intuit Inc.	0.950%	7/15/25	100	94
Intuit Inc.	1.350%	7/15/27	100	90
Intuit Inc.	1.650%	7/15/30	100	84
Intuit Inc.	5.200%	9/15/33	200	210
Intuit Inc.	5.500%	9/15/53	275	302
Jabil Inc.	3.950%	1/12/28	100	95
Jabil Inc.	3.600%	1/15/30	100	90
Jabil Inc.	3.000%	1/15/31	150	130
Juniper Networks Inc.	3.750%	8/15/29	200	190
Juniper Networks Inc.	5.950%	3/15/41	25	26
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	KLA Corp.	4.100%	3/15/29	150	149
	KLA Corp.	4.650%	7/15/32	200	204
	KLA Corp.	5.000%	3/15/49	75	75
	KLA Corp.	3.300%	3/1/50	150	115
	KLA Corp.	4.950%	7/15/52	200	202
	KLA Corp.	5.250%	7/15/62	200	208
	Kyndryl Holdings Inc.	2.050%	10/15/26	100	91
	Kyndryl Holdings Inc.	2.700%	10/15/28	100	88
	Kyndryl Holdings Inc.	3.150%	10/15/31	100	84
	Kyndryl Holdings Inc.	4.100%	10/15/41	100	75
	Lam Research Corp.	3.800%	3/15/25	145	143
	Lam Research Corp.	3.750%	3/15/26	150	147
	Lam Research Corp.	4.000%	3/15/29	150	148
	Lam Research Corp.	1.900%	6/15/30	295	254
	Lam Research Corp.	4.875%	3/15/49	125	125
	Lam Research Corp.	2.875%	6/15/50	150	107
	Lam Research Corp.	3.125%	6/15/60	100	69
	Leidos Inc.	3.625%	5/15/25	100	98
	Leidos Inc.	4.375%	5/15/30	150	144
	Leidos Inc.	2.300%	2/15/31	200	167
	Marvell Technology Inc.	2.450%	4/15/28	100	90
	Marvell Technology Inc.	4.875%	6/22/28	100	100
	Marvell Technology Inc.	2.950%	4/15/31	100	87
	Mastercard Inc.	2.000%	3/3/25	400	388
	Mastercard Inc.	2.950%	11/21/26	100	96
	Mastercard Inc.	3.300%	3/26/27	200	194
	Mastercard Inc.	4.875%	3/9/28	200	206
	Mastercard Inc.	2.950%	6/1/29	275	259
	Mastercard Inc.	3.350%	3/26/30	300	286
	Mastercard Inc.	2.000%	11/18/31	200	169
	Mastercard Inc.	3.950%	2/26/48	100	90
	Mastercard Inc.	3.650%	6/1/49	250	211
	Mastercard Inc.	3.850%	3/26/50	200	175
	Microchip Technology Inc.	4.250%	9/1/25	200	197
	Micron Technology Inc.	4.975%	2/6/26	100	100
	Micron Technology Inc.	4.185%	2/15/27	200	196
	Micron Technology Inc.	5.375%	4/15/28	200	204
	Micron Technology Inc.	5.327%	2/6/29	150	153
	Micron Technology Inc.	6.750%	11/1/29	75	81
	Micron Technology Inc.	4.663%	2/15/30	100	98
	Micron Technology Inc.	5.875%	2/9/33	235	245
	Micron Technology Inc.	5.875%	9/15/33	200	208
	Micron Technology Inc.	3.366%	11/1/41	100	75
	Micron Technology Inc.	3.477%	11/1/51	100	73
	Microsoft Corp.	3.125%	11/3/25	632	617
	Microsoft Corp.	2.400%	8/8/26	805	768
[5]	Microsoft Corp.	3.400%	9/15/26	160	156
	Microsoft Corp.	3.300%	2/6/27	675	658
[5]	Microsoft Corp.	1.350%	9/15/30	150	125
	Microsoft Corp.	3.500%	2/12/35	325	308
	Microsoft Corp.	3.450%	8/8/36	425	391
	Microsoft Corp.	4.100%	2/6/37	250	246
	Microsoft Corp.	3.700%	8/8/46	1,226	1,076
[5]	Microsoft Corp.	4.500%	6/15/47	200	196
	Microsoft Corp.	2.525%	6/1/50	1,478	1,011
[5]	Microsoft Corp.	2.500%	9/15/50	300	203
	Microsoft Corp.	2.921%	3/17/52	964	710
	Microsoft Corp.	2.675%	6/1/60	594	399
	Microsoft Corp.	3.041%	3/17/62	656	474
	Moody's Corp.	3.250%	1/15/28	200	191
	Moody's Corp.	2.000%	8/19/31	500	416
	Moody's Corp.	2.750%	8/19/41	200	146
	Moody's Corp.	4.875%	12/17/48	125	118
	Moody's Corp.	3.250%	5/20/50	100	74
	Moody's Corp.	3.750%	2/25/52	100	82
	Moody's Corp.	3.100%	11/29/61	200	136
	Motorola Solutions Inc.	4.600%	2/23/28	125	124
	Motorola Solutions Inc.	5.500%	9/1/44	75	75
	NetApp Inc.	1.875%	6/22/25	150	143
	NetApp Inc.	2.375%	6/22/27	100	93
	NetApp Inc.	2.700%	6/22/30	200	177
	Nokia OYJ	6.625%	5/15/39	90	89
	NVIDIA Corp.	3.200%	9/16/26	200	195
	NVIDIA Corp.	1.550%	6/15/28	250	224
	NVIDIA Corp.	2.850%	4/1/30	300	278
	NVIDIA Corp.	2.000%	6/15/31	250	214
	NVIDIA Corp.	3.500%	4/1/40	200	174
	NVIDIA Corp.	3.500%	4/1/50	405	338
	NVIDIA Corp.	3.700%	4/1/60	113	95
	NXP BV / NXP Funding LLC	5.350%	3/1/26	100	100
	NXP BV / NXP Funding LLC	5.550%	12/1/28	75	77
	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	437

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	200	184
NXP BV / NXP Funding LLC / NXP USA Inc.	2.500%	5/11/31	200	170
NXP BV / NXP Funding LLC / NXP USA Inc.	2.650%	2/15/32	412	347
NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	5/11/41	200	153
NXP BV / NXP Funding LLC / NXP USA Inc.	3.125%	2/15/42	100	75
NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	11/30/51	100	72
Oracle Corp.	2.500%	4/1/25	919	890
Oracle Corp.	1.650%	3/25/26	725	676
Oracle Corp.	2.650%	7/15/26	561	532
Oracle Corp.	2.800%	4/1/27	500	472
Oracle Corp.	2.300%	3/25/28	500	455
Oracle Corp.	4.500%	5/6/28	35	35
Oracle Corp.	6.150%	11/9/29	225	242
Oracle Corp.	2.950%	4/1/30	550	496
Oracle Corp.	4.650%	5/6/30	100	100
Oracle Corp.	2.875%	3/25/31	900	797
Oracle Corp.	6.250%	11/9/32	225	245
Oracle Corp.	4.300%	7/8/34	325	303
Oracle Corp.	3.900%	5/15/35	150	134
Oracle Corp.	3.850%	7/15/36	250	218
Oracle Corp.	3.800%	11/15/37	525	447
Oracle Corp.	6.125%	7/8/39	250	266
Oracle Corp.	3.600%	4/1/40	605	484
Oracle Corp.	5.375%	7/15/40	400	394
Oracle Corp.	3.650%	3/25/41	300	239
Oracle Corp.	4.500%	7/8/44	250	218
Oracle Corp.	4.125%	5/15/45	425	348
Oracle Corp.	4.000%	7/15/46	575	461
Oracle Corp.	4.000%	11/15/47	475	378
Oracle Corp.	3.600%	4/1/50	920	681
Oracle Corp.	3.950%	3/25/51	600	472
Oracle Corp.	6.900%	11/9/52	355	416
Oracle Corp.	5.550%	2/6/53	400	401
Oracle Corp.	4.375%	5/15/55	150	125
Oracle Corp.	3.850%	4/1/60	200	146
Oracle Corp.	4.100%	3/25/61	300	229
PayPal Holdings Inc.	1.650%	6/1/25	200	191
PayPal Holdings Inc.	2.650%	10/1/26	300	285
PayPal Holdings Inc.	2.850%	10/1/29	400	366
PayPal Holdings Inc.	2.300%	6/1/30	200	175
PayPal Holdings Inc.	4.400%	6/1/32	200	199
PayPal Holdings Inc.	3.250%	6/1/50	310	233
Qorvo Inc.	1.750%	12/15/24	100	96
Qorvo Inc.	4.375%	10/15/29	200	191
QUALCOMM Inc.	3.450%	5/20/25	200	197
QUALCOMM Inc.	3.250%	5/20/27	400	387
QUALCOMM Inc.	1.300%	5/20/28	378	335
QUALCOMM Inc.	1.650%	5/20/32	414	337
QUALCOMM Inc.	5.400%	5/20/33	200	216
QUALCOMM Inc.	4.650%	5/20/35	200	205
QUALCOMM Inc.	4.800%	5/20/45	275	273
QUALCOMM Inc.	4.300%	5/20/47	350	321
QUALCOMM Inc.	3.250%	5/20/50	200	156
QUALCOMM Inc.	4.500%	5/20/52	200	187
QUALCOMM Inc.	6.000%	5/20/53	200	231
RELX Capital Inc.	4.000%	3/18/29	100	98
RELX Capital Inc.	3.000%	5/22/30	150	138
RELX Capital Inc.	4.750%	5/20/32	100	101
Roper Technologies Inc.	1.000%	9/15/25	500	467
Roper Technologies Inc.	3.850%	12/15/25	100	98
Roper Technologies Inc.	3.800%	12/15/26	145	142
Roper Technologies Inc.	1.400%	9/15/27	500	447
Roper Technologies Inc.	4.200%	9/15/28	175	172
Roper Technologies Inc.	2.950%	9/15/29	125	115
Roper Technologies Inc.	2.000%	6/30/30	125	106
S&P Global Inc.	2.450%	3/1/27	250	236
S&P Global Inc.	4.750%	8/1/28	140	142
S&P Global Inc.	2.700%	3/1/29	250	231
S&P Global Inc.	4.250%	5/1/29	100	100
S&P Global Inc.	2.500%	12/1/29	125	113
S&P Global Inc.	1.250%	8/15/30	200	164
S&P Global Inc.	2.900%	3/1/32	300	268
S&P Global Inc.	3.250%	12/1/49	150	113
S&P Global Inc.	3.700%	3/1/52	200	166
S&P Global Inc.	2.300%	8/15/60	100	60
S&P Global Inc.	3.900%	3/1/62	100	84
Salesforce Inc.	3.700%	4/11/28	325	319
Salesforce Inc.	1.500%	7/15/28	200	178
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Salesforce Inc.	1.950%	7/15/31	300	256
Salesforce Inc.	2.700%	7/15/41	250	191
Salesforce Inc.	2.900%	7/15/51	400	286
Salesforce Inc.	3.050%	7/15/61	250	176
ServiceNow Inc.	1.400%	9/1/30	400	329
Skyworks Solutions Inc.	1.800%	6/1/26	200	186
Teledyne FLIR LLC	2.500%	8/1/30	100	86
Teledyne Technologies Inc.	2.750%	4/1/31	300	261
Texas Instruments Inc.	1.375%	3/12/25	200	192
Texas Instruments Inc.	1.125%	9/15/26	200	184
Texas Instruments Inc.	2.900%	11/3/27	94	90
Texas Instruments Inc.	2.250%	9/4/29	100	90
Texas Instruments Inc.	1.750%	5/4/30	210	182
Texas Instruments Inc.	1.900%	9/15/31	150	128
Texas Instruments Inc.	4.900%	3/14/33	200	208
Texas Instruments Inc.	3.875%	3/15/39	142	131
Texas Instruments Inc.	4.150%	5/15/48	300	273
Texas Instruments Inc.	5.000%	3/14/53	200	205
Texas Instruments Inc.	5.050%	5/18/63	212	217
Thomson Reuters Corp.	5.500%	8/15/35	75	77
Thomson Reuters Corp.	5.850%	4/15/40	100	104
Thomson Reuters Corp.	5.650%	11/23/43	100	100
TSMC Arizona Corp.	1.750%	10/25/26	400	369
TSMC Arizona Corp.	3.875%	4/22/27	200	196
TSMC Arizona Corp.	2.500%	10/25/31	200	171
TSMC Arizona Corp.	4.250%	4/22/32	200	196
TSMC Arizona Corp.	3.125%	10/25/41	200	162
TSMC Arizona Corp.	3.250%	10/25/51	200	157
TSMC Arizona Corp.	4.500%	4/22/52	200	198
Verisk Analytics Inc.	4.000%	6/15/25	150	148
Verisk Analytics Inc.	4.125%	3/15/29	400	391
Verisk Analytics Inc.	5.500%	6/15/45	50	49
Verisk Analytics Inc.	3.625%	5/15/50	100	76
Visa Inc.	3.150%	12/14/25	925	903
Visa Inc.	1.900%	4/15/27	200	186
Visa Inc.	0.750%	8/15/27	500	442
Visa Inc.	2.750%	9/15/27	150	143
Visa Inc.	1.100%	2/15/31	400	325
Visa Inc.	4.150%	12/14/35	325	319
Visa Inc.	2.700%	4/15/40	200	155
Visa Inc.	4.300%	12/14/45	725	676
Visa Inc.	3.650%	9/15/47	100	84
Visa Inc.	2.000%	8/15/50	300	186
VMware LLC	4.500%	5/15/25	200	198
VMware LLC	4.650%	5/15/27	100	99
VMware LLC	3.900%	8/21/27	300	291
VMware LLC	1.800%	8/15/28	200	176
VMware LLC	4.700%	5/15/30	500	493
VMware LLC	2.200%	8/15/31	300	248
Western Digital Corp.	2.850%	2/1/29	200	172
Western Union Co.	2.850%	1/10/25	108	105
Western Union Co.	1.350%	3/15/26	200	184
Western Union Co.	6.200%	11/17/36	100	104
Western Union Co.	6.200%	6/21/40	35	35
Workday Inc.	3.500%	4/1/27	200	193
Workday Inc.	3.700%	4/1/29	200	192
Workday Inc.	3.800%	4/1/32	200	186
Xilinx Inc.	2.375%	6/1/30	200	177
				105,515
Utilities (2.3%)
AEP Texas Inc.	3.950%	6/1/28	100	96
AEP Texas Inc.	2.100%	7/1/30	200	168
AEP Texas Inc.	3.800%	10/1/47	50	38
AEP Texas Inc.	3.450%	1/15/50	50	36
AEP Texas Inc.	5.250%	5/15/52	89	86
AEP Transmission Co. LLC	4.000%	12/1/46	75	63
AEP Transmission Co. LLC	3.750%	12/1/47	100	80
AEP Transmission Co. LLC	3.800%	6/15/49	70	56
AEP Transmission Co. LLC	3.150%	9/15/49	70	50
AEP Transmission Co. LLC	3.650%	4/1/50	150	118
AEP Transmission Co. LLC	4.500%	6/15/52	400	363
AES Corp.	1.375%	1/15/26	300	278
AES Corp.	5.450%	6/1/28	200	203
AES Corp.	2.450%	1/15/31	300	252
Alabama Power Co.	1.450%	9/15/30	500	405
Alabama Power Co.	3.940%	9/1/32	331	315
Alabama Power Co.	6.125%	5/15/38	50	54
Alabama Power Co.	3.850%	12/1/42	25	21
Alabama Power Co.	4.150%	8/15/44	75	65
Alabama Power Co.	3.750%	3/1/45	150	122
Alabama Power Co.	4.300%	1/2/46	250	219
Alabama Power Co.	3.700%	12/1/47	100	80
Alabama Power Co.	4.300%	7/15/48	100	87

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Alabama Power Co.	3.450%	10/1/49	108	82
Alabama Power Co.	3.125%	7/15/51	107	77
Alabama Power Co.	3.000%	3/15/52	200	140
Ameren Corp.	3.650%	2/15/26	80	78
Ameren Corp.	5.700%	12/1/26	200	205
Ameren Corp.	1.950%	3/15/27	200	183
Ameren Corp.	3.500%	1/15/31	100	91
Ameren Illinois Co.	3.800%	5/15/28	75	73
Ameren Illinois Co.	4.950%	6/1/33	125	127
Ameren Illinois Co.	3.700%	12/1/47	150	123
Ameren Illinois Co.	3.250%	3/15/50	60	44
American Electric Power Co. Inc.	3.200%	11/13/27	75	71
American Electric Power Co. Inc.	4.300%	12/1/28	150	147
American Electric Power Co. Inc.	5.200%	1/15/29	200	203
American Electric Power Co. Inc.	5.625%	3/1/33	200	208
American Electric Power Co. Inc.	3.250%	3/1/50	71	51
American Electric Power Co. Inc.	3.875%	2/15/62	150	127
American Water Capital Corp.	3.400%	3/1/25	125	122
American Water Capital Corp.	2.950%	9/1/27	325	307
American Water Capital Corp.	3.450%	6/1/29	125	118
American Water Capital Corp.	2.800%	5/1/30	100	90
American Water Capital Corp.	4.450%	6/1/32	250	248
American Water Capital Corp.	6.593%	10/15/37	150	174
American Water Capital Corp.	4.300%	9/1/45	100	88
American Water Capital Corp.	3.750%	9/1/47	100	82
American Water Capital Corp.	4.200%	9/1/48	100	87
American Water Capital Corp.	4.150%	6/1/49	125	108
American Water Capital Corp.	3.450%	5/1/50	100	77
American Water Capital Corp.	3.250%	6/1/51	98	72
Appalachian Power Co.	3.300%	6/1/27	500	475
Appalachian Power Co.	4.500%	3/1/49	71	60
Appalachian Power Co.	3.700%	5/1/50	100	75
Arizona Public Service Co.	3.150%	5/15/25	100	97
Arizona Public Service Co.	2.950%	9/15/27	50	47
Arizona Public Service Co.	4.500%	4/1/42	225	197
Arizona Public Service Co.	4.350%	11/15/45	125	105
Arizona Public Service Co.	3.750%	5/15/46	125	95
Arizona Public Service Co.	4.250%	3/1/49	100	81
Arizona Public Service Co.	3.500%	12/1/49	60	43
Atmos Energy Corp.	3.000%	6/15/27	100	95
Atmos Energy Corp.	2.625%	9/15/29	50	46
Atmos Energy Corp.	5.900%	11/15/33	100	109
Atmos Energy Corp.	5.500%	6/15/41	200	209
Atmos Energy Corp.	4.150%	1/15/43	100	90
Atmos Energy Corp.	4.125%	10/15/44	50	44
Atmos Energy Corp.	3.375%	9/15/49	400	305
Atmos Energy Corp.	2.850%	2/15/52	200	136
Avangrid Inc.	3.150%	12/1/24	230	225
Avangrid Inc.	3.800%	6/1/29	195	184
Avista Corp.	4.350%	6/1/48	75	63
Avista Corp.	4.000%	4/1/52	72	57
Baltimore Gas and Electric Co.	2.400%	8/15/26	334	315
Baltimore Gas and Electric Co.	2.250%	6/15/31	100	85
Baltimore Gas and Electric Co.	3.500%	8/15/46	100	77
Baltimore Gas and Electric Co.	3.750%	8/15/47	250	200
Baltimore Gas and Electric Co.	4.250%	9/15/48	50	43
Baltimore Gas and Electric Co.	3.200%	9/15/49	80	58
Baltimore Gas and Electric Co.	2.900%	6/15/50	100	69
Baltimore Gas and Electric Co.	5.400%	6/1/53	200	207
Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	98
Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	119
Berkshire Hathaway Energy Co.	3.700%	7/15/30	700	663
Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	108
Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	240
Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	148
Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	139
Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	40
Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	175
Berkshire Hathaway Energy Co.	4.250%	10/15/50	200	170
Berkshire Hathaway Energy Co.	4.600%	5/1/53	200	179
Black Hills Corp.	3.950%	1/15/26	75	73
Black Hills Corp.	3.150%	1/15/27	75	71
Black Hills Corp.	3.050%	10/15/29	70	63
Black Hills Corp.	4.350%	5/1/33	75	69
Black Hills Corp.	4.200%	9/15/46	50	40
Black Hills Corp.	3.875%	10/15/49	70	52
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	283
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	58
CenterPoint Energy Houston Electric LLC	4.950%	4/1/33	106	108
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	125	115
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	64
CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	132
CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	100	70
CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	200	152
CenterPoint Energy Houston Electric LLC	4.850%	10/1/52	56	55
CenterPoint Energy Inc.	1.450%	6/1/26	200	184
CenterPoint Energy Inc.	4.250%	11/1/28	21	20
CenterPoint Energy Inc.	2.950%	3/1/30	80	71
CenterPoint Energy Inc.	2.650%	6/1/31	200	171
CenterPoint Energy Inc.	3.700%	9/1/49	50	38
CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	97
CenterPoint Energy Resources Corp.	1.750%	10/1/30	100	83
CenterPoint Energy Resources Corp.	5.400%	3/1/33	147	153
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	263
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	42
Cleco Corporate Holdings LLC	3.743%	5/1/26	100	96
Cleco Corporate Holdings LLC	4.973%	5/1/46	125	105
Cleveland Electric Illuminating Co.	5.950%	12/15/36	275	281
CMS Energy Corp.	3.000%	5/15/26	75	72
CMS Energy Corp.	3.450%	8/15/27	50	48
CMS Energy Corp.	4.875%	3/1/44	75	71
CMS Energy Corp.	4.750%	6/1/50	100	91
Commonwealth Edison Co.	2.550%	6/15/26	223	212
Commonwealth Edison Co.	2.950%	8/15/27	75	71
Commonwealth Edison Co.	2.200%	3/1/30	50	43
Commonwealth Edison Co.	5.900%	3/15/36	150	162
Commonwealth Edison Co.	6.450%	1/15/38	175	194
Commonwealth Edison Co.	4.600%	8/15/43	75	70
Commonwealth Edison Co.	4.700%	1/15/44	175	163
Commonwealth Edison Co.	3.700%	3/1/45	75	61
Commonwealth Edison Co.	3.650%	6/15/46	175	139
Commonwealth Edison Co.	3.750%	8/15/47	100	81
Commonwealth Edison Co.	4.000%	3/1/48	150	127
Commonwealth Edison Co.	4.000%	3/1/49	125	105
Commonwealth Edison Co.	3.000%	3/1/50	200	139
Commonwealth Edison Co.	3.850%	3/15/52	200	162
Connecticut Light and Power Co.	0.750%	12/1/25	500	463
Connecticut Light and Power Co.	3.200%	3/15/27	50	48
Connecticut Light and Power Co.	4.300%	4/15/44	150	133
Connecticut Light and Power Co.	4.000%	4/1/48	160	137
Connecticut Light and Power Co.	5.250%	1/15/53	200	204
Consolidated Edison Co. of New York Inc.	2.400%	6/15/31	600	519
Consolidated Edison Co. of New York Inc.	5.200%	3/1/33	76	79
Consolidated Edison Co. of New York Inc.	5.500%	3/15/34	200	210
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	204
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	290
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	81
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	106
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	180
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	335
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	118
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	61
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	336
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	250	209
Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	200	227
Consolidated Edison Co. of New York Inc.	5.900%	11/15/53	200	221
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	62
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	104

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Constellation Energy Generation LLC	5.600%	3/1/28	46	47
Constellation Energy Generation LLC	5.800%	3/1/33	34	36
Constellation Energy Generation LLC	6.125%	1/15/34	200	214
Constellation Energy Generation LLC	6.250%	10/1/39	360	386
Constellation Energy Generation LLC	5.750%	10/1/41	75	75
Constellation Energy Generation LLC	5.600%	6/15/42	155	155
Constellation Energy Generation LLC	6.500%	10/1/53	200	226
Consumers Energy Co.	3.800%	11/15/28	75	72
Consumers Energy Co.	3.600%	8/15/32	19	18
Consumers Energy Co.	4.625%	5/15/33	200	200
Consumers Energy Co.	3.950%	5/15/43	75	64
Consumers Energy Co.	3.250%	8/15/46	50	40
Consumers Energy Co.	3.950%	7/15/47	50	42
Consumers Energy Co.	4.050%	5/15/48	125	109
Consumers Energy Co.	4.350%	4/15/49	80	72
Consumers Energy Co.	3.100%	8/15/50	80	59
Consumers Energy Co.	3.500%	8/1/51	400	314
Consumers Energy Co.	4.200%	9/1/52	84	74
Consumers Energy Co.	2.500%	5/1/60	59	36
Delmarva Power & Light Co.	4.150%	5/15/45	100	84
Dominion Energy Inc.	3.900%	10/1/25	125	123
Dominion Energy Inc.	1.450%	4/15/26	200	185
Dominion Energy Inc.	2.850%	8/15/26	379	357
Dominion Energy Inc.	4.250%	6/1/28	125	123
Dominion Energy Inc.	3.375%	4/1/30	125	115
Dominion Energy Inc.	2.250%	8/15/31	250	207
Dominion Energy Inc.	4.350%	8/15/32	56	54
Dominion Energy Inc.	5.375%	11/15/32	200	205
Dominion Energy Inc.	6.300%	3/15/33	75	80
Dominion Energy Inc.	5.950%	6/15/35	225	237
Dominion Energy Inc.	4.900%	8/1/41	280	259
Dominion Energy Inc.	4.050%	9/15/42	300	244
Dominion Energy South Carolina Inc.	2.300%	12/1/31	100	84
Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	57
Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	136
Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	76
Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	69
DTE Electric Co.	3.375%	3/1/25	150	147
DTE Electric Co.	2.250%	3/1/30	450	395
DTE Electric Co.	2.625%	3/1/31	100	88
DTE Electric Co.	3.000%	3/1/32	250	222
DTE Electric Co.	4.000%	4/1/43	225	193
DTE Electric Co.	3.700%	6/1/46	50	40
DTE Electric Co.	3.750%	8/15/47	100	80
DTE Electric Co.	3.950%	3/1/49	128	108
DTE Electric Co.	2.950%	3/1/50	150	105
DTE Electric Co.	3.650%	3/1/52	250	198
DTE Energy Co.	1.050%	6/1/25	500	471
DTE Energy Co.	2.850%	10/1/26	300	284
DTE Energy Co.	4.875%	6/1/28	200	202
DTE Energy Co.	3.400%	6/15/29	94	88
DTE Energy Co.	2.950%	3/1/30	60	53
Duke Energy Carolinas LLC	2.950%	12/1/26	100	97
Duke Energy Carolinas LLC	3.950%	11/15/28	125	123
Duke Energy Carolinas LLC	6.000%	12/1/28	125	132
Duke Energy Carolinas LLC	2.450%	8/15/29	200	179
Duke Energy Carolinas LLC	2.450%	2/1/30	100	89
Duke Energy Carolinas LLC	2.550%	4/15/31	200	174
Duke Energy Carolinas LLC	4.950%	1/15/33	175	178
Duke Energy Carolinas LLC	6.100%	6/1/37	100	108
Duke Energy Carolinas LLC	6.000%	1/15/38	25	27
Duke Energy Carolinas LLC	6.050%	4/15/38	25	27
Duke Energy Carolinas LLC	5.300%	2/15/40	150	152
Duke Energy Carolinas LLC	4.000%	9/30/42	175	150
Duke Energy Carolinas LLC	3.875%	3/15/46	100	81
Duke Energy Carolinas LLC	3.700%	12/1/47	100	79
Duke Energy Carolinas LLC	3.200%	8/15/49	400	292
Duke Energy Carolinas LLC	3.550%	3/15/52	200	153
Duke Energy Carolinas LLC	5.350%	1/15/53	160	164
Duke Energy Corp.	2.650%	9/1/26	80	76
Duke Energy Corp.	3.150%	8/15/27	140	132
Duke Energy Corp.	4.300%	3/15/28	200	197
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Corp.	2.450%	6/1/30	100	87
	Duke Energy Corp.	2.550%	6/15/31	200	171
	Duke Energy Corp.	5.750%	9/15/33	100	106
	Duke Energy Corp.	4.800%	12/15/45	125	114
	Duke Energy Corp.	3.750%	9/1/46	280	217
	Duke Energy Corp.	4.200%	6/15/49	115	94
	Duke Energy Corp.	3.500%	6/15/51	140	103
	Duke Energy Corp.	5.000%	8/15/52	250	234
	Duke Energy Corp.	6.100%	9/15/53	150	163
	Duke Energy Corp.	3.250%	1/15/82	200	157
	Duke Energy Florida LLC	3.800%	7/15/28	100	97
	Duke Energy Florida LLC	2.500%	12/1/29	425	379
	Duke Energy Florida LLC	1.750%	6/15/30	100	84
	Duke Energy Florida LLC	2.400%	12/15/31	200	169
	Duke Energy Florida LLC	5.875%	11/15/33	100	108
	Duke Energy Florida LLC	6.350%	9/15/37	225	250
	Duke Energy Florida LLC	6.400%	6/15/38	200	224
	Duke Energy Florida LLC	3.850%	11/15/42	200	165
	Duke Energy Florida LLC	3.400%	10/1/46	100	75
	Duke Energy Florida LLC	4.200%	7/15/48	200	173
	Duke Energy Florida LLC	6.200%	11/15/53	150	172
[2]	Duke Energy Florida Project Finance LLC	2.538%	9/1/31	86	80
	Duke Energy Indiana LLC	6.350%	8/15/38	740	823
	Duke Energy Indiana LLC	3.750%	5/15/46	225	180
	Duke Energy Ohio Inc.	2.125%	6/1/30	100	85
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	20
	Duke Energy Progress LLC	3.700%	9/1/28	175	170
	Duke Energy Progress LLC	3.450%	3/15/29	125	119
	Duke Energy Progress LLC	2.000%	8/15/31	200	165
	Duke Energy Progress LLC	5.250%	3/15/33	200	207
	Duke Energy Progress LLC	4.375%	3/30/44	300	266
	Duke Energy Progress LLC	4.150%	12/1/44	100	85
	Duke Energy Progress LLC	3.700%	10/15/46	50	39
	Duke Energy Progress LLC	3.600%	9/15/47	100	77
	Duke Energy Progress LLC	2.900%	8/15/51	434	293
	Duke Energy Progress LLC	5.350%	3/15/53	200	203
	Duke Energy Progress NC Storm Funding LLC	1.295%	7/1/30	78	71
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	100	81
	Duke Energy Progress NC Storm Funding LLC	2.799%	7/1/43	100	75
	Edison International	5.750%	6/15/27	25	26
	El Paso Electric Co.	6.000%	5/15/35	250	254
	El Paso Electric Co.	5.000%	12/1/44	75	63
	Emera US Finance LP	3.550%	6/15/26	150	144
	Emera US Finance LP	4.750%	6/15/46	245	202
	Enel Chile SA	4.875%	6/12/28	125	123
	Entergy Arkansas LLC	3.500%	4/1/26	50	49
	Entergy Arkansas LLC	2.650%	6/15/51	500	315
	Entergy Corp.	2.950%	9/1/26	200	190
	Entergy Corp.	2.800%	6/15/30	100	88
	Entergy Corp.	3.750%	6/15/50	300	226
	Entergy Louisiana LLC	2.400%	10/1/26	75	70
	Entergy Louisiana LLC	3.120%	9/1/27	100	94
	Entergy Louisiana LLC	3.050%	6/1/31	100	88
	Entergy Louisiana LLC	4.000%	3/15/33	150	140
	Entergy Louisiana LLC	4.950%	1/15/45	150	139
	Entergy Louisiana LLC	4.200%	9/1/48	167	140
	Entergy Louisiana LLC	4.200%	4/1/50	100	85
	Entergy Louisiana LLC	2.900%	3/15/51	121	81
	Entergy Mississippi LLC	2.850%	6/1/28	125	116
	Entergy Texas Inc.	1.750%	3/15/31	500	409
	Essential Utilities Inc.	3.566%	5/1/29	75	70
	Essential Utilities Inc.	2.704%	4/15/30	100	88
	Essential Utilities Inc.	4.276%	5/1/49	85	71
	Essential Utilities Inc.	3.351%	4/15/50	200	142
	Evergy Inc.	2.900%	9/15/29	150	136
	Evergy Kansas Central Inc.	2.550%	7/1/26	150	142
	Evergy Kansas Central Inc.	3.100%	4/1/27	100	95
	Evergy Kansas Central Inc.	4.125%	3/1/42	200	172
	Evergy Kansas Central Inc.	4.100%	4/1/43	100	84
	Evergy Kansas Central Inc.	4.250%	12/1/45	25	21
	Evergy Kansas Central Inc.	3.250%	9/1/49	100	71
	Evergy Metro Inc.	2.250%	6/1/30	100	85
	Evergy Metro Inc.	5.300%	10/1/41	100	99
	Evergy Metro Inc.	4.200%	6/15/47	100	85
	Eversource Energy	3.150%	1/15/25	168	164
	Eversource Energy	3.300%	1/15/28	100	95
	Eversource Energy	4.250%	4/1/29	200	194
	Eversource Energy	3.375%	3/1/32	119	105
	Eversource Energy	3.450%	1/15/50	200	145
	Exelon Corp.	3.950%	6/15/25	200	197

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Exelon Corp.	3.400%	4/15/26	200	194
	Exelon Corp.	2.750%	3/15/27	250	235
	Exelon Corp.	5.150%	3/15/28	200	203
	Exelon Corp.	4.050%	4/15/30	250	239
	Exelon Corp.	5.300%	3/15/33	159	162
	Exelon Corp.	4.950%	6/15/35	225	216
	Exelon Corp.	5.625%	6/15/35	20	21
	Exelon Corp.	5.100%	6/15/45	145	137
	Exelon Corp.	4.450%	4/15/46	175	152
	Exelon Corp.	4.100%	3/15/52	250	203
	Exelon Corp.	5.600%	3/15/53	200	204
	Florida Power & Light Co.	2.850%	4/1/25	300	293
	Florida Power & Light Co.	4.450%	5/15/26	200	200
	Florida Power & Light Co.	3.300%	5/30/27	50	48
	Florida Power & Light Co.	4.400%	5/15/28	200	200
	Florida Power & Light Co.	4.625%	5/15/30	200	202
	Florida Power & Light Co.	2.450%	2/3/32	200	172
	Florida Power & Light Co.	5.100%	4/1/33	200	207
	Florida Power & Light Co.	4.800%	5/15/33	200	202
	Florida Power & Light Co.	5.625%	4/1/34	25	27
	Florida Power & Light Co.	5.960%	4/1/39	375	416
	Florida Power & Light Co.	4.125%	2/1/42	170	153
	Florida Power & Light Co.	4.050%	6/1/42	125	111
	Florida Power & Light Co.	3.800%	12/15/42	75	66
	Florida Power & Light Co.	3.700%	12/1/47	150	122
	Florida Power & Light Co.	3.950%	3/1/48	325	277
	Florida Power & Light Co.	3.150%	10/1/49	555	409
	Florida Power & Light Co.	2.875%	12/4/51	500	347
	Fortis Inc.	3.055%	10/4/26	295	280
	Georgia Power Co.	3.250%	4/1/26	100	96
	Georgia Power Co.	4.650%	5/16/28	200	202
	Georgia Power Co.	4.950%	5/17/33	200	202
	Georgia Power Co.	4.750%	9/1/40	175	163
	Georgia Power Co.	4.300%	3/15/43	100	87
	Georgia Power Co.	5.125%	5/15/52	250	248
	Iberdrola International BV	6.750%	7/15/36	75	87
	Idaho Power Co.	5.800%	4/1/54	200	214
	Indiana Michigan Power Co.	3.850%	5/15/28	250	241
	Indiana Michigan Power Co.	3.750%	7/1/47	150	115
	Indiana Michigan Power Co.	4.250%	8/15/48	100	84
	Indiana Michigan Power Co.	5.625%	4/1/53	100	105
	Interstate Power and Light Co.	3.250%	12/1/24	202	198
	Interstate Power and Light Co.	4.100%	9/26/28	125	121
	Interstate Power and Light Co.	3.600%	4/1/29	60	57
	Interstate Power and Light Co.	2.300%	6/1/30	100	86
	Interstate Power and Light Co.	6.250%	7/15/39	50	54
	Interstate Power and Light Co.	3.700%	9/15/46	75	57
	ITC Holdings Corp.	3.350%	11/15/27	100	95
	ITC Holdings Corp.	5.300%	7/1/43	200	193
[2]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	61	57
	Kentucky Utilities Co.	5.125%	11/1/40	125	122
	Kentucky Utilities Co.	4.375%	10/1/45	100	87
	Kentucky Utilities Co.	3.300%	6/1/50	200	146
	Louisville Gas and Electric Co.	3.300%	10/1/25	75	73
	Louisville Gas and Electric Co.	4.250%	4/1/49	170	145
	MidAmerican Energy Co.	3.100%	5/1/27	150	144
	MidAmerican Energy Co.	3.650%	4/15/29	200	191
	MidAmerican Energy Co.	6.750%	12/30/31	125	142
	MidAmerican Energy Co.	5.350%	1/15/34	75	79
	MidAmerican Energy Co.	5.750%	11/1/35	125	133
	MidAmerican Energy Co.	4.800%	9/15/43	100	94
	MidAmerican Energy Co.	3.950%	8/1/47	100	84
	MidAmerican Energy Co.	3.650%	8/1/48	125	100
	MidAmerican Energy Co.	4.250%	7/15/49	200	175
	MidAmerican Energy Co.	5.850%	9/15/54	300	332
	Mississippi Power Co.	4.250%	3/15/42	100	85
	National Fuel Gas Co.	5.500%	1/15/26	50	50
	National Fuel Gas Co.	4.750%	9/1/28	50	48
	National Fuel Gas Co.	2.950%	3/1/31	100	84
	National Grid plc	5.809%	6/12/33	200	210
	National Grid USA	5.803%	4/1/35	50	51
	National Rural Utilities Cooperative Finance Corp.	1.000%	6/15/26	100	92
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	150	144
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	97
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	95
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	100	87
	National Rural Utilities Cooperative Finance Corp.	1.350%	3/15/31	100	79
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	191
	National Rural Utilities Cooperative Finance Corp.	4.150%	12/15/32	53	50
	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	72
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	200	175
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	87
	Nevada Power Co.	3.700%	5/1/29	200	192
	Nevada Power Co.	2.400%	5/1/30	75	65
	Nevada Power Co.	6.750%	7/1/37	75	85
	Nevada Power Co.	3.125%	8/1/50	150	104
	Nevada Power Co.	6.000%	3/15/54	100	110
	NextEra Energy Capital Holdings Inc.	4.450%	6/20/25	150	149
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	350	354
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	241
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	232	232
	NextEra Energy Capital Holdings Inc.	4.900%	2/28/28	222	224
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	300	266
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	95
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	90
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	500	428
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	179	180
	NextEra Energy Capital Holdings Inc.	5.050%	2/28/33	64	64
	NextEra Energy Capital Holdings Inc.	5.250%	2/28/53	204	200
	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	108
	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	94
	NiSource Inc.	0.950%	8/15/25	223	208
	NiSource Inc.	3.490%	5/15/27	250	241
	NiSource Inc.	5.250%	3/30/28	200	204
	NiSource Inc.	2.950%	9/1/29	200	183
	NiSource Inc.	3.600%	5/1/30	200	187
	NiSource Inc.	1.700%	2/15/31	300	244
	NiSource Inc.	5.950%	6/15/41	77	80
	NiSource Inc.	4.800%	2/15/44	125	115
	NiSource Inc.	5.650%	2/1/45	100	101
	NiSource Inc.	4.375%	5/15/47	250	216
	NiSource Inc.	3.950%	3/30/48	200	162
	NiSource Inc.	5.000%	6/15/52	63	59
	Northern States Power Co.	6.250%	6/1/36	75	83
	Northern States Power Co.	6.200%	7/1/37	50	55
	Northern States Power Co.	5.350%	11/1/39	175	180
	Northern States Power Co.	3.400%	8/15/42	105	84
	Northern States Power Co.	4.000%	8/15/45	50	42
	Northern States Power Co.	2.900%	3/1/50	250	175
	Northern States Power Co.	2.600%	6/1/51	100	65
	Northern States Power Co.	5.100%	5/15/53	200	203
	NSTAR Electric Co.	3.200%	5/15/27	125	121
	NSTAR Electric Co.	3.250%	5/15/29	50	47
	NSTAR Electric Co.	5.500%	3/15/40	75	76
	NSTAR Electric Co.	4.950%	9/15/52	74	72
	Oglethorpe Power Corp.	5.950%	11/1/39	50	51
	Oglethorpe Power Corp.	5.375%	11/1/40	175	168
	Oglethorpe Power Corp.	3.750%	8/1/50	250	188
	Ohio Edison Co.	6.875%	7/15/36	100	112
	Ohio Power Co.	4.150%	4/1/48	100	84
	Ohio Power Co.	4.000%	6/1/49	240	196
	Ohio Power Co.	2.900%	10/1/51	125	85
	Oklahoma Gas and Electric Co.	3.800%	8/15/28	75	73
	Oklahoma Gas and Electric Co.	3.250%	4/1/30	100	91
	Oklahoma Gas and Electric Co.	5.400%	1/15/33	80	84
	Oklahoma Gas and Electric Co.	4.150%	4/1/47	50	42
	Oklahoma Gas and Electric Co.	3.850%	8/15/47	75	59
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	73
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	48
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	200	180
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	58
[5]	Oncor Electric Delivery Co. LLC	5.650%	11/15/33	200	213
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	153

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	128
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	70
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	37	40
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	83
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	40
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	200	164
	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	250	180
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	250	165
	Oncor Electric Delivery Co. LLC	5.350%	10/1/52	63	65
	ONE Gas Inc.	2.000%	5/15/30	100	85
	ONE Gas Inc.	4.658%	2/1/44	125	113
	ONE Gas Inc.	4.500%	11/1/48	75	66
	Pacific Gas and Electric Co.	3.450%	7/1/25	200	194
	Pacific Gas and Electric Co.	3.150%	1/1/26	300	287
	Pacific Gas and Electric Co.	3.300%	12/1/27	800	747
	Pacific Gas and Electric Co.	3.000%	6/15/28	200	182
	Pacific Gas and Electric Co.	3.750%	7/1/28	300	281
	Pacific Gas and Electric Co.	6.100%	1/15/29	100	103
	Pacific Gas and Electric Co.	4.550%	7/1/30	700	667
	Pacific Gas and Electric Co.	4.400%	3/1/32	81	75
	Pacific Gas and Electric Co.	6.150%	1/15/33	200	207
	Pacific Gas and Electric Co.	6.400%	6/15/33	46	48
	Pacific Gas and Electric Co.	6.950%	3/15/34	150	165
	Pacific Gas and Electric Co.	4.500%	7/1/40	500	422
	Pacific Gas and Electric Co.	4.750%	2/15/44	500	418
	Pacific Gas and Electric Co.	4.300%	3/15/45	200	156
	Pacific Gas and Electric Co.	4.950%	7/1/50	575	493
	Pacific Gas and Electric Co.	3.500%	8/1/50	500	346
	Pacific Gas and Electric Co.	6.750%	1/15/53	200	218
	Pacific Gas and Electric Co.	6.700%	4/1/53	200	218
	PacifiCorp	3.500%	6/15/29	100	94
	PacifiCorp	2.700%	9/15/30	50	43
	PacifiCorp	7.700%	11/15/31	250	292
	PacifiCorp	5.250%	6/15/35	56	56
	PacifiCorp	6.100%	8/1/36	100	107
	PacifiCorp	6.250%	10/15/37	125	134
	PacifiCorp	6.350%	7/15/38	75	81
	PacifiCorp	6.000%	1/15/39	116	122
	PacifiCorp	4.100%	2/1/42	56	47
	PacifiCorp	4.125%	1/15/49	100	81
	PacifiCorp	4.150%	2/15/50	200	162
	PacifiCorp	3.300%	3/15/51	100	70
	PacifiCorp	5.350%	12/1/53	200	192
	PacifiCorp	5.500%	5/15/54	200	196
	PECO Energy Co.	4.900%	6/15/33	400	407
	PECO Energy Co.	3.900%	3/1/48	75	63
	PECO Energy Co.	2.800%	6/15/50	200	137
[2]	PG&E Energy Recovery Funding LLC	2.280%	1/15/38	100	78
[2]	PG&E Energy Recovery Funding LLC	2.822%	7/15/48	100	73
	PG&E Recovery Funding LLC	5.256%	1/15/40	280	286
	PG&E Recovery Funding LLC	5.536%	7/15/49	90	94
[2]	PG&E Wildfire Recovery Funding LLC	3.594%	6/1/32	124	119
	PG&E Wildfire Recovery Funding LLC	4.022%	6/1/33	44	43
[2]	PG&E Wildfire Recovery Funding LLC	4.263%	6/1/38	100	95
	PG&E Wildfire Recovery Funding LLC	4.722%	6/1/39	75	74
	PG&E Wildfire Recovery Funding LLC	5.081%	6/1/43	75	74
[2]	PG&E Wildfire Recovery Funding LLC	4.451%	12/1/49	250	227
	PG&E Wildfire Recovery Funding LLC	5.212%	12/1/49	200	202
[2]	PG&E Wildfire Recovery Funding LLC	4.674%	12/1/53	100	94
	PG&E Wildfire Recovery Funding LLC	5.099%	6/1/54	75	75
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	103
	Piedmont Natural Gas Co. Inc.	5.400%	6/15/33	75	77
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	45
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	55
	Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	200	140
	Pinnacle West Capital Corp.	1.300%	6/15/25	200	188
	Potomac Electric Power Co.	6.500%	11/15/37	250	286
	Potomac Electric Power Co.	4.150%	3/15/43	150	134
	PPL Capital Funding Inc.	3.100%	5/15/26	100	96
	PPL Electric Utilities Corp.	5.000%	5/15/33	200	205
	PPL Electric Utilities Corp.	6.250%	5/15/39	100	112
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	44
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	134
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PPL Electric Utilities Corp.	3.950%	6/1/47	75	64
PPL Electric Utilities Corp.	5.250%	5/15/53	200	207
Progress Energy Inc.	7.000%	10/30/31	119	134
Progress Energy Inc.	6.000%	12/1/39	125	131
Public Service Co. of Colorado	3.700%	6/15/28	75	72
Public Service Co. of Colorado	1.900%	1/15/31	100	83
Public Service Co. of Colorado	1.875%	6/15/31	200	165
Public Service Co. of Colorado	4.100%	6/1/32	50	48
Public Service Co. of Colorado	3.600%	9/15/42	175	139
Public Service Co. of Colorado	4.100%	6/15/48	75	61
Public Service Co. of Colorado	2.700%	1/15/51	100	63
Public Service Co. of Colorado	5.250%	4/1/53	200	199
Public Service Co. of New Hampshire	3.600%	7/1/49	75	59
Public Service Co. of New Hampshire	5.150%	1/15/53	54	55
Public Service Co. of Oklahoma	5.250%	1/15/33	85	86
Public Service Electric and Gas Co.	3.000%	5/15/25	80	78
Public Service Electric and Gas Co.	2.250%	9/15/26	250	236
Public Service Electric and Gas Co.	3.000%	5/15/27	75	72
Public Service Electric and Gas Co.	3.200%	5/15/29	70	65
Public Service Electric and Gas Co.	2.450%	1/15/30	50	44
Public Service Electric and Gas Co.	3.800%	3/1/46	250	208
Public Service Electric and Gas Co.	3.850%	5/1/49	200	167
Public Service Electric and Gas Co.	3.150%	1/1/50	200	147
Public Service Electric and Gas Co.	2.050%	8/1/50	500	292
Public Service Enterprise Group Inc.	5.875%	10/15/28	100	105
Public Service Enterprise Group Inc.	1.600%	8/15/30	500	409
Puget Energy Inc.	3.650%	5/15/25	400	390
Puget Energy Inc.	4.100%	6/15/30	100	92
Puget Sound Energy Inc.	6.274%	3/15/37	125	135
Puget Sound Energy Inc.	5.757%	10/1/39	125	129
Puget Sound Energy Inc.	4.300%	5/20/45	100	86
Puget Sound Energy Inc.	4.223%	6/15/48	125	106
Puget Sound Energy Inc.	3.250%	9/15/49	90	64
San Diego Gas & Electric Co.	2.500%	5/15/26	250	238
San Diego Gas & Electric Co.	1.700%	10/1/30	500	414
San Diego Gas & Electric Co.	3.000%	3/15/32	100	89
San Diego Gas & Electric Co.	4.500%	8/15/40	100	92
San Diego Gas & Electric Co.	3.750%	6/1/47	75	60
San Diego Gas & Electric Co.	4.150%	5/15/48	75	64
San Diego Gas & Electric Co.	3.320%	4/15/50	100	71
San Diego Gas & Electric Co.	3.700%	3/15/52	100	78
San Diego Gas & Electric Co.	5.350%	4/1/53	200	203
SCE Recovery Funding LLC	4.697%	6/15/42	72	72
SCE Recovery Funding LLC	2.943%	11/15/44	50	41
SCE Recovery Funding LLC	3.240%	11/15/48	50	38
SCE Recovery Funding LLC	5.112%	12/14/49	50	50
Sempra	3.300%	4/1/25	200	195
Sempra	3.250%	6/15/27	150	142
Sempra	3.400%	2/1/28	200	191
Sempra	3.800%	2/1/38	200	171
Sempra	6.000%	10/15/39	150	158
Sempra	4.000%	2/1/48	175	144
Sempra	4.125%	4/1/52	200	172
Sierra Pacific Power Co.	2.600%	5/1/26	100	95
Southern California Edison Co.	3.700%	8/1/25	150	147
Southern California Edison Co.	3.650%	3/1/28	100	96
Southern California Edison Co.	5.300%	3/1/28	200	205
Southern California Edison Co.	4.200%	3/1/29	75	74
Southern California Edison Co.	6.650%	4/1/29	75	80
Southern California Edison Co.	2.850%	8/1/29	275	251
Southern California Edison Co.	2.250%	6/1/30	300	258
Southern California Edison Co.	2.500%	6/1/31	200	172
Southern California Edison Co.	2.750%	2/1/32	130	113
Southern California Edison Co.	5.750%	4/1/35	75	78
Southern California Edison Co.	5.350%	7/15/35	200	206
Southern California Edison Co.	5.625%	2/1/36	125	128
Southern California Edison Co.	5.500%	3/15/40	100	101
Southern California Edison Co.	4.500%	9/1/40	275	247
Southern California Edison Co.	4.050%	3/15/42	208	175
Southern California Edison Co.	3.900%	3/15/43	100	82
Southern California Edison Co.	4.000%	4/1/47	335	275
Southern California Edison Co.	4.125%	3/1/48	350	295
Southern California Edison Co.	4.875%	3/1/49	100	92
Southern California Edison Co.	3.650%	6/1/51	200	151
Southern California Edison Co.	3.450%	2/1/52	200	146
Southern California Gas Co.	2.600%	6/15/26	405	386
Southern California Gas Co.	2.950%	4/15/27	200	190
Southern California Gas Co.	2.550%	2/1/30	150	132
Southern California Gas Co.	3.750%	9/15/42	75	61
Southern California Gas Co.	4.125%	6/1/48	75	64

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Southern California Gas Co.	3.950%	2/15/50	70	56
Southern California Gas Co.	5.750%	6/1/53	100	106
Southern Co.	3.250%	7/1/26	350	338
Southern Co.	5.113%	8/1/27	200	203
Southern Co.	1.750%	3/15/28	300	267
Southern Co.	4.850%	6/15/28	200	202
Southern Co.	5.500%	3/15/29	100	104
Southern Co.	5.700%	10/15/32	90	95
Southern Co.	5.200%	6/15/33	200	204
Southern Co.	4.250%	7/1/36	200	184
Southern Co.	4.400%	7/1/46	360	317
Southern Co.	4.000%	1/15/51	300	286
Southern Co.	3.750%	9/15/51	200	182
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	72
Southern Co. Gas Capital Corp.	1.750%	1/15/31	89	73
Southern Co. Gas Capital Corp.	5.150%	9/15/32	90	91
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	76
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	42
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	78
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	85
Southern Power Co.	4.150%	12/1/25	100	99
Southern Power Co.	5.150%	9/15/41	100	94
Southern Power Co.	5.250%	7/15/43	50	47
Southern Power Co.	4.950%	12/15/46	75	67
Southwest Gas Corp.	3.700%	4/1/28	50	48
Southwest Gas Corp.	4.050%	3/15/32	200	187
Southwest Gas Corp.	3.800%	9/29/46	75	56
Southwest Gas Corp.	4.150%	6/1/49	25	20
Southwestern Electric Power Co.	2.750%	10/1/26	445	418
Southwestern Electric Power Co.	4.100%	9/15/28	100	97
Southwestern Electric Power Co.	6.200%	3/15/40	75	80
Southwestern Electric Power Co.	3.900%	4/1/45	100	77
Southwestern Electric Power Co.	3.850%	2/1/48	325	244
Southwestern Electric Power Co.	3.250%	11/1/51	200	135
Southwestern Public Service Co.	4.500%	8/15/41	100	89
Southwestern Public Service Co.	3.400%	8/15/46	275	200
Southwestern Public Service Co.	3.700%	8/15/47	75	57
Southwestern Public Service Co.	4.400%	11/15/48	275	232
Southwestern Public Service Co.	3.750%	6/15/49	75	58
Southwestern Public Service Co.	3.150%	5/1/50	100	69
Tampa Electric Co.	4.100%	6/15/42	50	43
Tampa Electric Co.	4.350%	5/15/44	50	43
Tampa Electric Co.	4.300%	6/15/48	75	63
Tampa Electric Co.	4.450%	6/15/49	125	108
Tampa Electric Co.	3.625%	6/15/50	50	38
Tampa Electric Co.	5.000%	7/15/52	100	95
Toledo Edison Co.	6.150%	5/15/37	75	81
Tucson Electric Power Co.	3.050%	3/15/25	50	49
Tucson Electric Power Co.	5.500%	4/15/53	66	67
Union Electric Co.	2.950%	6/15/27	72	69
Union Electric Co.	2.950%	3/15/30	350	316
Union Electric Co.	2.150%	3/15/32	200	166
Union Electric Co.	8.450%	3/15/39	150	197
Union Electric Co.	3.650%	4/15/45	125	98
Union Electric Co.	4.000%	4/1/48	275	227
Union Electric Co.	3.250%	10/1/49	225	158
Union Electric Co.	3.900%	4/1/52	100	83
Virginia Electric and Power Co.	2.950%	11/15/26	276	264
Virginia Electric and Power Co.	3.500%	3/15/27	250	242
Virginia Electric and Power Co.	3.800%	4/1/28	150	146
Virginia Electric and Power Co.	2.875%	7/15/29	275	253
Virginia Electric and Power Co.	2.300%	11/15/31	200	168
Virginia Electric and Power Co.	2.400%	3/30/32	200	169
Virginia Electric and Power Co.	5.000%	4/1/33	200	203
Virginia Electric and Power Co.	6.000%	1/15/36	125	134
Virginia Electric and Power Co.	6.000%	5/15/37	150	162
Virginia Electric and Power Co.	6.350%	11/30/37	50	55
Virginia Electric and Power Co.	4.000%	1/15/43	90	77
Virginia Electric and Power Co.	4.450%	2/15/44	475	424
Virginia Electric and Power Co.	4.200%	5/15/45	75	64
Virginia Electric and Power Co.	4.000%	11/15/46	100	83
Virginia Electric and Power Co.	3.800%	9/15/47	100	80
Virginia Electric and Power Co.	4.600%	12/1/48	175	158
Virginia Electric and Power Co.	3.300%	12/1/49	98	72
Virginia Electric and Power Co.	2.450%	12/15/50	160	99
Virginia Electric and Power Co.	2.950%	11/15/51	200	137
Virginia Electric and Power Co.	4.625%	5/15/52	250	226
Virginia Electric and Power Co.	5.450%	4/1/53	200	206
Washington Gas Light Co.	3.796%	9/15/46	100	76
Washington Gas Light Co.	3.650%	9/15/49	30	23
WEC Energy Group Inc.	3.550%	6/15/25	48	47
WEC Energy Group Inc.	1.375%	10/15/27	500	442
WEC Energy Group Inc.	4.750%	1/15/28	250	250
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
WEC Energy Group Inc.	2.200%	12/15/28	200	178
Wisconsin Electric Power Co.	2.050%	12/15/24	100	97
Wisconsin Electric Power Co.	4.750%	9/30/32	90	91
Wisconsin Electric Power Co.	4.300%	10/15/48	100	88
Wisconsin Power and Light Co.	6.375%	8/15/37	100	109
Wisconsin Power and Light Co.	3.650%	4/1/50	50	38
Wisconsin Public Service Corp.	3.300%	9/1/49	125	91
Xcel Energy Inc.	3.300%	6/1/25	325	317
Xcel Energy Inc.	3.350%	12/1/26	75	72
Xcel Energy Inc.	1.750%	3/15/27	200	182
Xcel Energy Inc.	4.000%	6/15/28	75	73
Xcel Energy Inc.	2.600%	12/1/29	200	179
Xcel Energy Inc.	3.400%	6/1/30	250	231
Xcel Energy Inc.	4.600%	6/1/32	200	195
Xcel Energy Inc.	3.500%	12/1/49	100	74
				101,572
Total Corporate Bonds (Cost $1,259,783)				1,155,563
Sovereign Bonds (3.4%)
African Development Bank	0.875%	3/23/26	600	557
African Development Bank	0.875%	7/22/26	400	368
African Development Bank	4.625%	1/4/27	300	304
African Development Bank	4.375%	11/3/27	500	506
African Development Bank	4.375%	3/14/28	375	380
Asian Development Bank	2.000%	1/22/25	300	291
Asian Development Bank	0.625%	4/29/25	700	664
Asian Development Bank	2.875%	5/6/25	405	396
Asian Development Bank	4.625%	6/13/25	250	250
Asian Development Bank	0.375%	9/3/25	1,000	935
Asian Development Bank	4.250%	1/9/26	800	800
Asian Development Bank	0.500%	2/4/26	850	786
Asian Development Bank	2.000%	4/24/26	100	95
Asian Development Bank	2.625%	1/12/27	200	192
Asian Development Bank	1.500%	1/20/27	1,125	1,042
Asian Development Bank	2.375%	8/10/27	275	260
Asian Development Bank	6.220%	8/15/27	100	106
Asian Development Bank	3.125%	8/20/27	725	702
Asian Development Bank	2.500%	11/2/27	673	636
Asian Development Bank	3.750%	4/25/28	525	519
Asian Development Bank	1.250%	6/9/28	210	186
Asian Development Bank	5.820%	6/16/28	148	158
Asian Development Bank	4.500%	8/25/28	625	638
Asian Development Bank	3.125%	9/26/28	130	125
Asian Development Bank	1.750%	9/19/29	200	177
Asian Development Bank	1.875%	1/24/30	200	177
Asian Development Bank	0.750%	10/8/30	500	404
Asian Development Bank	1.500%	3/4/31	500	422
Asian Development Bank	3.125%	4/27/32	400	374
Asian Development Bank	3.875%	9/28/32	225	222
Asian Development Bank	4.000%	1/12/33	380	379
Asian Development Bank	3.875%	6/14/33	425	419
Asian Infrastructure Investment Bank	0.500%	5/28/25	400	378
Asian Infrastructure Investment Bank	3.375%	6/29/25	200	196
Asian Infrastructure Investment Bank	0.500%	1/27/26	600	554
Asian Infrastructure Investment Bank	4.875%	9/14/26	300	305
Asian Infrastructure Investment Bank	4.000%	1/18/28	450	448
Canada	1.625%	1/22/25	550	533
Canada	2.875%	4/28/25	520	509
Canada	0.750%	5/19/26	800	739
Canada	3.750%	4/26/28	525	521
Corp. Andina de Fomento	5.250%	11/21/25	620	621
Corp. Andina de Fomento	4.750%	4/1/26	130	129
Corp. Andina de Fomento	2.250%	2/8/27	210	194
Corp. Andina de Fomento	6.000%	4/26/27	200	207
Council of Europe Development Bank	1.375%	2/27/25	200	192
Council of Europe Development Bank	3.000%	6/16/25	120	117
Council of Europe Development Bank	3.750%	5/25/26	250	247
Council of Europe Development Bank	0.875%	9/22/26	200	183
Council of Europe Development Bank	3.625%	1/26/28	280	276
European Bank for Reconstruction & Development	1.500%	2/13/25	100	96
European Bank for Reconstruction & Development	0.500%	5/19/25	100	95

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	European Bank for Reconstruction & Development	0.500%	11/25/25	500	465
	European Bank for Reconstruction & Development	0.500%	1/28/26	500	463
	European Bank for Reconstruction & Development	4.375%	3/9/28	400	406
	European Investment Bank	1.625%	3/14/25	100	97
	European Investment Bank	0.625%	7/25/25	1,600	1,508
	European Investment Bank	2.750%	8/15/25	800	779
	European Investment Bank	0.375%	12/15/25	2,000	1,853
	European Investment Bank	0.375%	3/26/26	1,000	919
	European Investment Bank	0.750%	10/26/26	450	410
	European Investment Bank	1.375%	3/15/27	600	552
	European Investment Bank	2.375%	5/24/27	225	213
	European Investment Bank	0.625%	10/21/27	500	441
	European Investment Bank	3.250%	11/15/27	500	486
	European Investment Bank	3.875%	3/15/28	1,100	1,095
	European Investment Bank	4.500%	10/16/28	600	613
	European Investment Bank	1.625%	10/9/29	125	110
	European Investment Bank	0.875%	5/17/30	200	165
	European Investment Bank	3.625%	7/15/30	800	783
	European Investment Bank	0.750%	9/23/30	500	406
	European Investment Bank	3.750%	2/14/33	425	417
	European Investment Bank	4.875%	2/15/36	325	348
[6]	Export Development Canada	3.375%	8/26/25	550	540
[6]	Export Development Canada	4.375%	6/29/26	550	552
	Export Development Canada	3.000%	5/25/27	450	435
[6]	Export Development Canada	3.875%	2/14/28	400	398
	Export-Import Bank of Korea	2.625%	5/26/26	200	190
	Export-Import Bank of Korea	1.625%	1/18/27	200	184
	Export-Import Bank of Korea	4.250%	9/15/27	200	198
	Export-Import Bank of Korea	1.250%	9/21/30	500	404
	Export-Import Bank of Korea	2.125%	1/18/32	200	167
	Export-Import Bank of Korea	5.125%	1/11/33	200	208
	Export-Import Bank of Korea	5.125%	9/18/33	200	208
	Export-Import Bank of Korea	2.500%	6/29/41	350	256
	Inter-American Development Bank	2.125%	1/15/25	1,100	1,071
	Inter-American Development Bank	1.750%	3/14/25	200	193
	Inter-American Development Bank	0.875%	4/3/25	500	477
	Inter-American Development Bank	7.000%	6/15/25	134	138
	Inter-American Development Bank	0.625%	7/15/25	1,300	1,225
	Inter-American Development Bank	0.875%	4/20/26	500	464
	Inter-American Development Bank	4.500%	5/15/26	475	478
	Inter-American Development Bank	2.000%	6/2/26	750	712
	Inter-American Development Bank	2.000%	7/23/26	100	95
	Inter-American Development Bank	4.375%	2/1/27	400	403
	Inter-American Development Bank	2.375%	7/7/27	450	425
	Inter-American Development Bank	0.625%	9/16/27	800	707
	Inter-American Development Bank	4.000%	1/12/28	920	919
	Inter-American Development Bank	1.125%	7/20/28	300	264
	Inter-American Development Bank	3.125%	9/18/28	875	842
	Inter-American Development Bank	1.125%	1/13/31	350	289
	Inter-American Development Bank	3.500%	4/12/33	400	383
	Inter-American Development Bank	4.500%	9/13/33	500	517
	Inter-American Development Bank	3.875%	10/28/41	200	185
	Inter-American Development Bank	3.200%	8/7/42	100	84
	Inter-American Investment Corp.	4.125%	2/15/28	250	250
	Inter-American Investment Corp.	4.750%	9/19/28	100	103
	International Bank for Reconstruction & Development	1.625%	1/15/25	200	194
	International Bank for Reconstruction & Development	0.625%	4/22/25	1,500	1,425
	International Bank for Reconstruction & Development	0.375%	7/28/25	1,500	1,407
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,115
	International Bank for Reconstruction & Development	0.500%	10/28/25	2,000	1,864
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	459
	International Bank for Reconstruction & Development	0.875%	7/15/26	525	484
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	331
	International Bank for Reconstruction & Development	0.750%	11/24/27	900	794
	International Bank for Reconstruction & Development	3.500%	7/12/28	875	857
	International Bank for Reconstruction & Development	4.625%	8/1/28	775	795
	International Bank for Reconstruction & Development	1.125%	9/13/28	1,500	1,317
	International Bank for Reconstruction & Development	3.625%	9/21/29	775	761
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	177
	International Bank for Reconstruction & Development	3.875%	2/14/30	650	645
	International Bank for Reconstruction & Development	0.875%	5/14/30	400	329
	International Bank for Reconstruction & Development	4.000%	7/25/30	625	624
	International Bank for Reconstruction & Development	0.750%	8/26/30	800	648
	International Bank for Reconstruction & Development	1.250%	2/10/31	650	540
	International Bank for Reconstruction & Development	1.625%	11/3/31	1,500	1,264
	International Bank for Reconstruction & Development	2.500%	3/29/32	200	179
	International Bank for Reconstruction & Development	4.750%	11/14/33	300	317
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	261
	International Finance Corp.	0.375%	7/16/25	400	376
	International Finance Corp.	2.125%	4/7/26	600	573
	International Finance Corp.	4.375%	1/15/27	175	176
	International Finance Corp.	4.500%	7/13/28	175	179
[7]	Israel Government Aid Bond	5.500%	9/18/33	100	110
[8]	Japan Bank for International Cooperation	2.125%	2/10/25	330	320
[8]	Japan Bank for International Cooperation	0.625%	7/15/25	400	376
[8]	Japan Bank for International Cooperation	2.750%	1/21/26	442	426
[8]	Japan Bank for International Cooperation	4.250%	1/26/26	470	467
[8]	Japan Bank for International Cooperation	2.375%	4/20/26	200	191
[8]	Japan Bank for International Cooperation	4.250%	4/27/26	250	248
[8]	Japan Bank for International Cooperation	2.250%	11/4/26	200	188
[8]	Japan Bank for International Cooperation	2.875%	7/21/27	200	190
[8]	Japan Bank for International Cooperation	2.750%	11/16/27	800	755
[8]	Japan Bank for International Cooperation	4.625%	7/19/28	125	127
[8]	Japan Bank for International Cooperation	3.250%	7/20/28	300	287
[8]	Japan Bank for International Cooperation	3.500%	10/31/28	350	337
[8]	Japan Bank for International Cooperation	2.125%	2/16/29	420	377
[8]	Japan Bank for International Cooperation	1.250%	1/21/31	500	406
[8]	Japan International Cooperation Agency	2.750%	4/27/27	300	284
[8]	Japan International Cooperation Agency	3.250%	5/25/27	200	192
[8]	Japan International Cooperation Agency	4.000%	5/23/28	150	148
[8]	Japan International Cooperation Agency	1.750%	4/28/31	200	166
[9]	KFW	1.250%	1/31/25	1,725	1,662
[9]	KFW	2.000%	5/2/25	150	145
[9]	KFW	0.375%	7/18/25	1,500	1,408
[9]	KFW	5.125%	9/29/25	425	430
[9]	KFW	0.625%	1/22/26	1,000	929
[9]	KFW	3.625%	4/1/26	575	568
[9]	KFW	4.625%	8/7/26	700	708
[9]	KFW	1.000%	10/1/26	1,000	920
[9]	KFW	3.000%	5/20/27	560	541
[9]	KFW	3.750%	2/15/28	800	792
[9]	KFW	2.875%	4/3/28	500	478
[9]	KFW	3.875%	6/15/28	750	746
[9]	KFW	1.750%	9/14/29	175	155
[9]	KFW	4.750%	10/29/30	275	287
[9]	KFW	4.125%	7/15/33	700	704
[9]	KFW	0.000%	4/18/36	400	240
[9]	KFW	0.000%	6/29/37	200	114
[7]	Kingdom of Jordan AID	3.000%	6/30/25	200	194
	Korea Development Bank	0.750%	1/25/25	200	192
	Korea Development Bank	5.375%	10/23/26	200	204
	Korea Development Bank	1.375%	4/25/27	200	181
	Korea Development Bank	4.375%	2/15/28	450	449
	Korea Development Bank	1.625%	1/19/31	400	329
	Korea Development Bank	4.375%	2/15/33	450	442
[9]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	826

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Landwirtschaftliche Rentenbank	0.500%	5/27/25	400	378
[9]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	460
[9]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	259
[9]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	236
[9]	Landwirtschaftliche Rentenbank	3.875%	6/14/28	275	274
[9]	Landwirtschaftliche Rentenbank	0.875%	9/3/30	500	408
[9]	Landwirtschaftliche Rentenbank	5.000%	10/24/33	200	215
	Nordic Investment Bank	0.375%	9/11/25	600	561
	Nordic Investment Bank	5.000%	10/15/25	200	202
	Nordic Investment Bank	0.500%	1/21/26	200	185
	Nordic Investment Bank	4.375%	3/14/28	450	456
[10]	Oesterreichische Kontrollbank AG	1.500%	2/12/25	100	96
[10]	Oesterreichische Kontrollbank AG	0.375%	9/17/25	500	467
[10]	Oesterreichische Kontrollbank AG	4.125%	1/20/26	140	139
[10]	Oesterreichische Kontrollbank AG	0.500%	2/2/26	500	462
	Oesterreichische Kontrollbank AG	5.000%	10/23/26	140	143
[10]	Oesterreichische Kontrollbank AG	3.625%	9/9/27	400	394
[10]	Oesterreichische Kontrollbank AG	4.250%	3/1/28	250	252
[2]	Oriental Republic of Uruguay	4.375%	10/27/27	150	151
[2]	Oriental Republic of Uruguay	4.375%	1/23/31	468	464
	Oriental Republic of Uruguay	5.750%	10/28/34	213	231
[2]	Oriental Republic of Uruguay	7.625%	3/21/36	195	242
[2]	Oriental Republic of Uruguay	4.125%	11/20/45	200	181
[2]	Oriental Republic of Uruguay	5.100%	6/18/50	695	697
[2]	Oriental Republic of Uruguay	4.975%	4/20/55	370	361
	Province of Alberta	1.000%	5/20/25	485	461
	Province of Alberta	3.300%	3/15/28	250	242
	Province of Alberta	1.300%	7/22/30	500	417
	Province of British Columbia	2.250%	6/2/26	300	286
	Province of British Columbia	0.900%	7/20/26	300	276
	Province of British Columbia	4.800%	11/15/28	200	206
	Province of British Columbia	4.200%	7/6/33	250	248
	Province of Manitoba	2.125%	6/22/26	90	85
	Province of Manitoba	1.500%	10/25/28	350	310
	Province of Manitoba	4.300%	7/27/33	250	249
	Province of New Brunswick	3.625%	2/24/28	105	102
	Province of Ontario	2.500%	4/27/26	250	240
	Province of Ontario	2.300%	6/15/26	900	858
	Province of Ontario	3.100%	5/19/27	600	579
	Province of Ontario	2.000%	10/2/29	585	522
	Province of Ontario	1.125%	10/7/30	500	410
	Province of Ontario	1.600%	2/25/31	600	504
	Province of Ontario	1.800%	10/14/31	200	168
	Province of Quebec	1.500%	2/11/25	441	425
	Province of Quebec	0.600%	7/23/25	500	470
	Province of Quebec	2.500%	4/20/26	200	192
	Province of Quebec	2.750%	4/12/27	850	812
	Province of Quebec	3.625%	4/13/28	250	245
	Province of Quebec	7.500%	9/15/29	475	554
	Province of Quebec	1.350%	5/28/30	400	337
	Province of Quebec	1.900%	4/21/31	1,200	1,027
	Province of Quebec	4.500%	9/8/33	275	278
	Republic of Chile	3.125%	1/21/26	485	470
	Republic of Chile	2.750%	1/31/27	250	236
	Republic of Chile	3.240%	2/6/28	460	438
	Republic of Chile	2.450%	1/31/31	200	174
	Republic of Chile	2.550%	1/27/32	200	172
	Republic of Chile	2.550%	7/27/33	400	330
	Republic of Chile	3.500%	1/31/34	600	534
	Republic of Chile	4.950%	1/5/36	200	197
	Republic of Chile	3.100%	5/7/41	300	228
	Republic of Chile	4.340%	3/7/42	400	357
	Republic of Chile	3.500%	1/25/50	275	209
	Republic of Chile	4.000%	1/31/52	200	164
	Republic of Chile	5.330%	1/5/54	200	199
	Republic of Chile	3.100%	1/22/61	500	334
	Republic of Chile	3.250%	9/21/71	200	134
	Republic of Hungary	7.625%	3/29/41	240	286
	Republic of Indonesia	4.100%	4/24/28	200	196
	Republic of Indonesia	4.750%	2/11/29	425	428
	Republic of Indonesia	3.400%	9/18/29	200	188
	Republic of Indonesia	2.850%	2/14/30	200	181
	Republic of Indonesia	3.850%	10/15/30	200	191
	Republic of Indonesia	4.350%	1/11/48	725	672
	Republic of Indonesia	3.700%	10/30/49	200	167
	Republic of Indonesia	4.200%	10/15/50	430	387
	Republic of Indonesia	3.050%	3/12/51	400	306
	Republic of Indonesia	4.300%	3/31/52	200	182
	Republic of Indonesia	5.450%	9/20/52	200	213
	Republic of Indonesia	5.650%	1/11/53	200	219
	Republic of Indonesia	3.200%	9/23/61	200	145
	Republic of Indonesia	4.450%	4/15/70	200	180
	Republic of Italy	1.250%	2/17/26	500	462
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Italy	2.875%	10/17/29	400	358
	Republic of Italy	5.375%	6/15/33	475	478
	Republic of Italy	4.000%	10/17/49	500	376
	Republic of Italy	3.875%	5/6/51	400	287
	Republic of Korea	5.625%	11/3/25	100	101
	Republic of Korea	2.750%	1/19/27	1,000	958
	Republic of Korea	2.500%	6/19/29	200	184
	Republic of Korea	1.750%	10/15/31	200	168
	Republic of Korea	3.875%	9/20/48	125	110
	Republic of Panama	3.750%	3/16/25	207	201
	Republic of Panama	7.125%	1/29/26	168	172
	Republic of Panama	8.875%	9/30/27	238	259
	Republic of Panama	3.875%	3/17/28	460	424
	Republic of Panama	9.375%	4/1/29	200	227
	Republic of Panama	3.160%	1/23/30	200	171
	Republic of Panama	2.252%	9/29/32	500	366
	Republic of Panama	6.400%	2/14/35	400	390
[2]	Republic of Panama	6.700%	1/26/36	292	290
	Republic of Panama	6.875%	1/31/36	200	200
[2]	Republic of Panama	4.500%	4/16/50	560	388
[2]	Republic of Panama	4.300%	4/29/53	400	268
	Republic of Panama	4.500%	4/1/56	500	336
[2]	Republic of Panama	3.870%	7/23/60	750	449
	Republic of Panama	4.500%	1/19/63	200	131
	Republic of Peru	7.350%	7/21/25	225	232
	Republic of Peru	2.392%	1/23/26	200	190
	Republic of Peru	2.844%	6/20/30	500	444
	Republic of Peru	2.783%	1/23/31	900	784
	Republic of Peru	1.862%	12/1/32	350	274
	Republic of Peru	8.750%	11/21/33	505	634
	Republic of Peru	3.000%	1/15/34	250	211
[2]	Republic of Peru	6.550%	3/14/37	325	361
	Republic of Peru	3.300%	3/11/41	200	155
	Republic of Peru	5.625%	11/18/50	200	208
	Republic of Peru	3.600%	1/15/72	175	123
	Republic of Peru	3.230%	7/28/21	525	327
	Republic of Philippines	10.625%	3/16/25	100	107
	Republic of Philippines	5.500%	3/30/26	225	229
	Republic of Philippines	5.170%	10/13/27	300	306
	Republic of Philippines	3.000%	2/1/28	400	377
	Republic of Philippines	3.750%	1/14/29	400	385
	Republic of Philippines	9.500%	2/2/30	300	377
	Republic of Philippines	2.457%	5/5/30	200	177
	Republic of Philippines	7.750%	1/14/31	400	474
	Republic of Philippines	1.648%	6/10/31	200	164
	Republic of Philippines	1.950%	1/6/32	200	165
	Republic of Philippines	6.375%	1/15/32	200	223
	Republic of Philippines	5.609%	4/13/33	300	321
	Republic of Philippines	5.000%	7/17/33	200	206
	Republic of Philippines	6.375%	10/23/34	550	622
	Republic of Philippines	3.950%	1/20/40	400	362
	Republic of Philippines	3.700%	3/1/41	400	344
	Republic of Philippines	3.700%	2/2/42	350	300
	Republic of Philippines	2.950%	5/5/45	200	150
	Republic of Philippines	2.650%	12/10/45	200	142
	Republic of Philippines	3.200%	7/6/46	500	385
	Republic of Philippines	5.950%	10/13/47	200	223
	Republic of Poland	3.250%	4/6/26	500	485
	Republic of Poland	5.500%	11/16/27	225	233
	Republic of Poland	5.750%	11/16/32	200	216
	Republic of Poland	4.875%	10/4/33	400	405
	Republic of Poland	5.500%	4/4/53	440	458
	State of Israel	2.875%	3/16/26	200	191
	State of Israel	3.250%	1/17/28	300	280
	State of Israel	2.500%	1/15/30	200	174
	State of Israel	2.750%	7/3/30	350	309
	State of Israel	4.500%	1/17/33	450	428
	State of Israel	4.500%	1/30/43	200	176
	State of Israel	4.125%	1/17/48	250	202
	State of Israel	3.375%	1/15/50	200	142
	State of Israel	3.875%	7/3/50	400	308
	State of Israel	4.500%	4/3/20	200	156
	Svensk Exportkredit AB	0.625%	5/14/25	500	473
	Svensk Exportkredit AB	4.000%	7/15/25	225	223
	Svensk Exportkredit AB	0.500%	8/26/25	800	748
	Svensk Exportkredit AB	4.625%	11/28/25	247	247
	Svensk Exportkredit AB	4.375%	2/13/26	250	250
	Svensk Exportkredit AB	4.875%	9/14/26	200	203
	Svensk Exportkredit AB	2.250%	3/22/27	200	188
	Svensk Exportkredit AB	4.125%	6/14/28	250	250
	Svensk Exportkredit AB	4.875%	10/4/30	200	207
	United Mexican States	3.900%	4/27/25	400	396
	United Mexican States	4.125%	1/21/26	445	441

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United Mexican States	4.150%	3/28/27	800	793
United Mexican States	3.750%	1/11/28	675	651
United Mexican States	4.500%	4/22/29	650	641
United Mexican States	3.250%	4/16/30	385	349
United Mexican States	2.659%	5/24/31	600	507
United Mexican States	8.300%	8/15/31	220	266
United Mexican States	4.750%	4/27/32	300	289
United Mexican States	7.500%	4/8/33	100	115
United Mexican States	6.750%	9/27/34	200	216
United Mexican States	6.350%	2/9/35	300	314
United Mexican States	6.050%	1/11/40	883	891
United Mexican States	4.280%	8/14/41	665	551
United Mexican States	4.750%	3/8/44	765	656
United Mexican States	5.550%	1/21/45	200	191
United Mexican States	4.600%	1/23/46	600	500
United Mexican States	4.350%	1/15/47	360	290
United Mexican States	4.600%	2/10/48	255	210
United Mexican States	4.500%	1/31/50	200	163
United Mexican States	5.000%	4/27/51	600	521
United Mexican States	4.400%	2/12/52	300	238
United Mexican States	6.338%	5/4/53	600	612
United Mexican States	3.771%	5/24/61	800	542
United Mexican States	5.750%	10/12/10	342	306
Total Sovereign Bonds (Cost $156,791)				145,704
Taxable Municipal Bonds (0.6%)
Alabama Economic Settlement Authority Miscellaneous Revenue	3.163%	9/15/25	30	29
American Municipal Power Inc. Electric Power & Light Revenue (Combination Hydroelectric Projects)	8.084%	2/15/50	175	237
American Municipal Power Inc. Electric Power & Light Revenue (MELDAHL Hydroelectric Project)	7.499%	2/15/50	50	62
Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	100	117
Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	250	291
Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	100	127
Bay Area Toll Authority Highway Revenue	6.907%	10/1/50	100	126
Bay Area Toll Authority Highway Revenue	3.126%	4/1/55	100	71
California Earthquake Authority Miscellaneous Revenue	5.603%	7/1/27	60	61
California GO	3.375%	4/1/25	100	98
California GO	2.650%	4/1/26	75	72
California GO	1.700%	2/1/28	100	90
California GO	3.500%	4/1/28	150	145
California GO	2.500%	10/1/29	70	63
California GO	6.000%	3/1/33	100	109
California GO	4.500%	4/1/33	190	187
California GO	7.500%	4/1/34	350	425
California GO	5.125%	3/1/38	100	101
California GO	4.600%	4/1/38	300	289
California GO	7.550%	4/1/39	630	795
California GO	7.300%	10/1/39	75	91
California GO	7.350%	11/1/39	375	455
California GO	7.625%	3/1/40	205	257
California GO	7.600%	11/1/40	200	255
California GO	5.200%	3/1/43	100	99
California State University College & University Revenue	3.899%	11/1/47	50	43
California State University College & University Revenue	2.975%	11/1/51	140	100
California State University College & University Revenue	5.183%	11/1/53	100	101
Central Puget Sound Regional Transit Authority Sales Tax Revenue	5.491%	11/1/39	50	53
Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	125	142
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	75	71
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.572%	1/1/54	40	38
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	117	133
	Clark County Department of Aviation Port, Airport & Marina Revenue	6.820%	7/1/45	100	122
	Commonwealth Financing Authority Appropriations Revenue	3.807%	6/1/41	105	92
	Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	100	91
	Commonwealth of Massachusetts GO	5.456%	12/1/39	150	157
	Commonwealth of Massachusetts GO	2.514%	7/1/41	50	37
	Commonwealth of Massachusetts GO	2.813%	9/1/43	225	168
	Commonwealth of Massachusetts GO	2.900%	9/1/49	100	73
	Commonwealth of Massachusetts Miscellaneous Taxes Revenue	4.110%	7/15/31	189	187
	Commonwealth of Massachusetts Transportation Fund Fuel Sales Tax Revenue	5.731%	6/1/40	50	53
	Connecticut GO	5.090%	10/1/30	175	176
	Connecticut GO	5.850%	3/15/32	200	214
	Cook County IL GO	6.229%	11/15/34	50	53
	Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	100	112
	Dallas Area Rapid Transit Sales Tax Revenue	5.022%	12/1/48	50	51
	Dallas Convention Center Hotel Development Corp. Hotel Occupancy Tax Revenue	7.088%	1/1/42	75	85
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	2.994%	11/1/38	200	167
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	3.144%	11/1/45	75	59
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	4.507%	11/1/51	100	93
[11]	Dallas Independent School District GO	6.450%	2/15/35	100	101
	District of Columbia Income Tax Revenue	5.591%	12/1/34	50	53
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	150	149
	East Bay Municipal Utility District Water System Water Revenue	5.874%	6/1/40	85	93
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	140	117
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	236	269
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	143	163
	Georgia Municipal Electric Authority Electric Power & Light Revenue	7.055%	4/1/57	71	79
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.115%	6/1/38	100	81
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	160	146
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/50	200	150
	Grand Parkway Transportation Corp. Highway Revenue	3.236%	10/1/52	395	297
	Houston TX GO	6.290%	3/1/32	100	106
	Illinois GO	5.100%	6/1/33	1,505	1,489
	Illinois GO	6.630%	2/1/35	92	97
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	50	55
	Indiana Finance Authority Appropriations Revenue	3.051%	1/1/51	75	57
	JobsOhio Beverage System Miscellaneous Revenue	3.985%	1/1/29	125	123
	JobsOhio Beverage System Miscellaneous Revenue	4.532%	1/1/35	100	99
	JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	75	61

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Los Angeles CA Community College District GO	1.606%	8/1/28	100	90
Los Angeles CA Community College District GO	1.806%	8/1/30	150	128
Los Angeles CA Community College District GO	2.106%	8/1/32	100	83
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	208
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	133
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	226
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	79
Los Angeles County Public Works Financing Authority Lease (Abatement) Revenue	7.618%	8/1/40	50	62
Los Angeles Department of Water & Power Electric Power & Light Revenue	6.574%	7/1/45	100	119
Los Angeles Department of Water & Power Water Revenue	6.603%	7/1/50	100	122
Louisiana Gasoline & Fuel Sales Tax Revenue	2.952%	5/1/41	50	39
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	3.615%	2/1/29	119	116
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	5.081%	6/1/31	92	93
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	4.145%	2/1/33	100	98
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	5.048%	12/1/34	100	102
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	4.475%	8/1/39	150	145
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	5.198%	12/1/39	200	206
Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.197%	7/1/50	150	109
Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	50	54
Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	100	106
Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	50	43
Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	100	73
Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	100	77
Metropolitan Government of Nashville & Davidson County Convention Center Authority Hotel Occupancy Tax Revenue	6.731%	7/1/43	50	57
Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	400	496
Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	50	51
Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	175	171
Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue	7.462%	10/1/46	85	108
Metropolitan Water Reclamation District of Greater Chicago GO	5.720%	12/1/38	100	107
Miami-Dade County FL Aviation Port, Airport & Marina Revenue	4.280%	10/1/41	125	114
Miami-Dade County FL Water & Sewer System Water Revenue	3.490%	10/1/42	75	63
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	75	65
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	200	164
	Michigan State University College & University Revenue	4.496%	8/15/48	50	48
	Michigan State University College & University Revenue	4.165%	8/15/22	100	81
	Mississippi GO	5.245%	11/1/34	50	52
	Missouri Health & Educational Facilities Authority College & University Revenue	3.229%	5/15/50	100	77
	Missouri Health & Educational Facilities Authority College & University Revenue	3.652%	8/15/57	100	81
[12]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	225	243
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	6.561%	12/15/40	200	226
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.131%	6/15/42	75	64
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	100	125
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	400	484
	New York City Municipal Water Finance Authority Water Revenue	5.750%	6/15/41	50	55
	New York City Municipal Water Finance Authority Water Revenue	5.952%	6/15/42	50	56
	New York City Municipal Water Finance Authority Water Revenue	6.011%	6/15/42	50	56
	New York City Municipal Water Finance Authority Water Revenue	5.440%	6/15/43	100	106
	New York City Municipal Water Finance Authority Water Revenue	5.882%	6/15/44	175	195
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.767%	8/1/36	140	145
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.572%	11/1/38	75	77
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	100	103
	New York NY GO	5.517%	10/1/37	50	52
	New York NY GO	6.271%	12/1/37	100	110
	New York NY GO	5.828%	10/1/53	100	113
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	100	104
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	85	74
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	50	42
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	100	94
	New York State Urban Development Corp. Income Tax Revenue	5.770%	3/15/39	150	154
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	50	38
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	150	185
	Ohio State University College & University Revenue	4.910%	6/1/40	100	100
	Ohio State University College & University Revenue	4.800%	6/1/11	100	95
	Ohio Turnpike & Infrastructure Commission Highway Revenue	3.216%	2/15/48	75	56
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	150	162
	Oregon GO	5.892%	6/1/27	75	77
[13]	Oregon School Boards Association GO	5.528%	6/30/28	43	44
[14]	Oregon State University College & University Revenue	3.424%	3/1/60	150	114

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Pennsylvania State University College & University Revenue	2.790%	9/1/43	50	38
Pennsylvania State University College & University Revenue	2.840%	9/1/50	100	73
Pennsylvania Turnpike Commission Highway Revenue	5.511%	12/1/45	75	79
Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/49	75	57
Permanent University Fund - University of Texas System College & University Revenue	3.376%	7/1/47	50	41
Philadelphia PA Water & Wastewater Water Revenue	2.926%	7/1/45	50	38
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	75	81
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.960%	8/1/46	250	244
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.310%	8/1/46	100	98
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.031%	9/1/48	30	26
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.139%	2/15/51	200	151
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	100	101
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	150	105
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	275	251
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	100	97
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	100	70
Port of Morrow OR Nuclear Revenue (Bonneville Cooperation Project No. 7)	2.543%	9/1/40	100	75
Regional Transportation District Sales Tax Revenue	5.844%	11/1/50	100	109
Riverside County CA Appropriations Revenue	3.818%	2/15/38	50	46
Rutgers State University of New Jersey College & University Revenue	5.665%	5/1/40	50	53
Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	25	20
Rutgers State University of New Jersey College & University Revenue	3.915%	5/1/19	75	56
Sales Tax Securitization Corp. Illinois Sales Tax Revenue	3.820%	1/1/48	50	41
Sales Tax Securitization Corp. Illinois Sales Tax Revenue	4.787%	1/1/48	100	95
Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/43	75	63
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	4.839%	1/1/41	150	148
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	125	136
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/41	125	134
San Diego County Water Authority Water Revenue	6.138%	5/1/49	100	112
San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	100	124
San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	3.375%	8/1/34	100	90
South Carolina Public Service Authority Electric Power & Light Revenue	6.454%	1/1/50	100	113
State Board of Administration Finance Corp. Miscellaneous Revenue	1.258%	7/1/25	325	308
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	250	226
	State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	250	213
	State Public School Building Authority Miscellaneous Revenue	5.000%	9/15/27	50	51
	Texas GO	5.517%	4/1/39	180	193
	Texas GO	4.681%	4/1/40	50	49
	Texas GO	3.211%	4/1/44	225	183
	Texas Natural Gas Securitization Finance Corp. Natural Gas Revenue	5.102%	4/1/35	250	255
	Texas Natural Gas Securitization Finance Corp. Natural Gas Revenue	5.169%	4/1/41	300	310
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	175	142
	Texas Transportation Commission GO	2.562%	4/1/42	100	76
	Texas Transportation Commission GO	2.472%	10/1/44	125	89
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	175	179
	Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	100	96
[13]	Tucson AZ COP	2.856%	7/1/47	50	38
	University of California College & University Revenue	0.883%	5/15/25	100	95
	University of California College & University Revenue	3.063%	7/1/25	100	98
	University of California College & University Revenue	1.316%	5/15/27	100	91
	University of California College & University Revenue	1.614%	5/15/30	125	106
	University of California College & University Revenue	5.946%	5/15/45	175	192
	University of California College & University Revenue	3.071%	5/15/51	100	72
	University of California College & University Revenue	4.858%	5/15/12	225	212
	University of California College & University Revenue	4.767%	5/15/15	100	92
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	350	409
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	50	58
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	130	92
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/53	100	93
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/20	60	42
	University of Michigan College & University Revenue	2.437%	4/1/40	100	75
	University of Michigan College & University Revenue	2.562%	4/1/50	100	68
	University of Michigan College & University Revenue	4.454%	4/1/22	225	202
	University of Nebraska Facilities Corp. College & University Revenue	3.037%	10/1/49	65	50
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	3.555%	9/15/19	100	69
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	100	100
	University of Texas System Regents College & University Revenue	3.354%	8/15/47	50	40

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of Texas System Regents College & University Revenue	2.439%	8/15/49	50	33
	University of Virginia College & University Revenue	2.256%	9/1/50	335	212
	University of Virginia College & University Revenue	4.179%	9/1/17	50	43
	Utah GO	4.554%	7/1/24	10	10
	Utah GO	3.539%	7/1/25	23	23
	Washington GO	5.140%	8/1/40	150	154
[13]	Wisconsin Appropriations Revenue	5.700%	5/1/26	50	51
	Wisconsin Appropriations Revenue	3.154%	5/1/27	100	96
	Wisconsin Appropriations Revenue	3.954%	5/1/36	250	233
Total Taxable Municipal Bonds (Cost $29,613)					27,387
				Shares
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[15]	Vanguard Market Liquidity Fund (Cost $20,511)	5.435%		205,126	20,509
Total Investments (99.8%) (Cost $4,707,382)					4,313,306
Other Assets and Liabilities—Net (0.2%)					9,183
Net Assets (100%)					4,322,489
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2023.
4	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate value was $8,535,000, representing 0.2% of net assets.
6	Guaranteed by the Government of Canada.
7	U.S. government-guaranteed.
8	Guaranteed by the Government of Japan.
9	Guaranteed by the Federal Republic of Germany.
10	Guaranteed by the Republic of Austria.
11	Scheduled principal and interest payments are guaranteed by Texas Permanent School Fund.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
14	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1YR—1-year.
CMT—Constant Maturing Treasury Rate.
COP—Certificate of Participation.
DAC—Designated Activity Company.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1-year.
RFUCCT6M—Refinitiv USD IBOR Consumer Cash Fallbacks Term 6-month.
UMBS—Uniform Mortgage-Backed Securities.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,686,871)	4,292,797
Affiliated Issuers (Cost $20,511)	20,509
Total Investments in Securities	4,313,306
Investment in Vanguard	137
Receivables for Investment Securities Sold	33,738
Receivables for Accrued Income	31,171
Receivables for Capital Shares Issued	1,846
Total Assets	4,380,198
Liabilities
Payables for Investment Securities Purchased	55,118
Payables for Capital Shares Redeemed	2,327
Payables to Vanguard	264
Total Liabilities	57,709
Net Assets	4,322,489
At December 31, 2023, net assets consisted of:

Paid-in Capital	4,701,177
Total Distributable Earnings (Loss)	(378,688)
Net Assets	4,322,489

Net Assets
Applicable to 406,703,572 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,322,489
Net Asset Value Per Share	$10.63

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Interest[1]	126,904
Total Income	126,904
Expenses
The Vanguard Group—Note B
Investment Advisory Services	90
Management and Administrative	5,096
Marketing and Distribution	242
Custodian Fees	45
Auditing Fees	81
Shareholders’ Reports	143
Trustees’ Fees and Expenses	2
Other Expenses	23
Total Expenses	5,722
Expenses Paid Indirectly	(7)
Net Expenses	5,715
Net Investment Income	121,189
Realized Net Gain (Loss)
Investment Securities Sold[1]	(47,690)
Futures Contracts	6
Realized Net Gain (Loss)	(47,684)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	151,587
Net Increase (Decrease) in Net Assets Resulting from Operations	225,092
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $831,000, $5,000, less than $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	121,189	98,686
Realized Net Gain (Loss)	(47,684)	(47,018)
Change in Unrealized Appreciation (Depreciation)	151,587	(687,610)
Net Increase (Decrease) in Net Assets Resulting from Operations	225,092	(635,942)
Distributions
Total Distributions	(99,185)	(120,844)
Capital Share Transactions
Issued	641,288	515,314
Issued in Lieu of Cash Distributions	99,185	120,844
Redeemed	(516,387)	(778,104)
Net Increase (Decrease) from Capital Share Transactions	224,086	(141,946)
Total Increase (Decrease)	349,993	(898,732)
Net Assets
Beginning of Period	3,972,496	4,871,228
End of Period	4,322,489	3,972,496

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.32	$12.22	$12.81	$12.21	$11.54
Investment Operations
Net Investment Income[1]	.306	.250	.228	.277	.324
Net Realized and Unrealized Gain (Loss) on Investments	.262	(1.844)	(.454)	.635	.657
Total from Investment Operations	.568	(1.594)	(.226)	.912	.981
Distributions
Dividends from Net Investment Income	(.258)	(.226)	(.260)	(.312)	(.311)
Distributions from Realized Capital Gains	—	(.080)	(.104)	—	—
Total Distributions	(.258)	(.306)	(.364)	(.312)	(.311)
Net Asset Value, End of Period	$10.63	$10.32	$12.22	$12.81	$12.21
Total Return	5.58%	-13.21%	-1.72%	7.58%	8.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,322	$3,972	$4,871	$4,867	$4,300
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%[2]	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.97%	2.30%	1.85%	2.20%	2.72%
Portfolio Turnover Rate[3]	40%	42%	69%	94%	80%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 8%, 12%, 33%, 28%, and 19%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Notes to Financial Statements
The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio

Total Bond Market Index Portfolio
trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period.
The portfolio had no open futures contracts at December 31, 2023.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management,

Total Bond Market Index Portfolio
administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $137,000, representing less than 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2023, custodian fee offset arrangements reduced the portfolio’s expenses by $7,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,853,848	—	2,853,848
Asset-Backed/Commercial Mortgage-Backed Securities	—	110,295	—	110,295
Corporate Bonds	—	1,155,563	—	1,155,563
Sovereign Bonds	—	145,704	—	145,704
Taxable Municipal Bonds	—	27,387	—	27,387
Temporary Cash Investments	20,509	—	—	20,509
Total	20,509	4,292,797	—	4,313,306
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	116,495
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(402,736)
Capital Loss Carryforwards	(92,447)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(378,688)

Total Bond Market Index Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	99,185	89,181
Long-Term Capital Gains	—	31,663
Total	99,185	120,844
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,716,043
Gross Unrealized Appreciation	27,311
Gross Unrealized Depreciation	(430,047)
Net Unrealized Appreciation (Depreciation)	(402,736)
F.	During the year ended December 31, 2023, the portfolio purchased $216,053,000 of investment securities and sold $169,256,000 of investment securities, other than U.S. government securities andtemporary cash investments. Purchases and sales of U.S. government securities were $1,639,660,000 and $1,440,615,000, respectively.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)

Issued	62,286	47,186
Issued in Lieu of Cash Distributions	9,620	10,897
Redeemed	(50,251)	(71,707)
Net Increase (Decrease) in Shares Outstanding	21,655	(13,624)
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 28% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023 the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The portfolio hereby designates $44,544,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.

"Bloomberg®" and Bloomberg U.S. Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Bond Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Bond Market Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Bond Market Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Bond Market Index Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Total Bond Market Index Portfolio customers, in connection with the administration, marketing or trading of the Total Bond Market Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL BOND MARKET INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL BOND MARKET INDEX PORTFOLIO OR BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer
(retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm).
Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TBM 022024

Annual Report  |  December 31, 2023
Vanguard Variable Insurance Funds
Total International Stock Market Index Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio's Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered robust returns for the 12 months ended December 31, 2023. The Total International Stock Market Index Portfolio returned 15.54%, tracking the 15.79% return of its benchmark, the FTSE Global All Cap ex US Index.
•	With inflation continuing to ease, a number of major central banks left off hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	As a fund of funds, the portfolio seeks to track its target benchmark by investing in underlying funds that offer broad coverage of developed and emerging markets outside the U.S. and across the market-capitalization spectrum.
•	All but one of the underlying funds posted double-digit returns for the 12 months. Vanguard European Stock Index Fund led the way with a return of almost 20%. The single-digit result from Vanguard Emerging Markets Stock Index was a still-robust 9%.
•	Please note that the portfolio's returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Total International Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total International Stock Market Index Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2023
Total International Stock Market Index Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,055.60	$0.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.65	0.56
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.11%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Total International Stock Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: September 7, 2017, Through December 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Since Inception (9/7/2017)	Final Value of a $10,000 Investment
Total International Stock Market Index Portfolio	15.54%	7.31%	4.05%	$12,851
FTSE Global All Cap ex US Index	15.79	7.46	4.25	13,009
“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
3

Total International Stock Market Index Portfolio
Underlying Vanguard Funds
As of December 31, 2023
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	27.9%
Vanguard Developed Markets Index Fund Admiral Shares	27.9
Vanguard Emerging Markets Stock Index Fund Admiral Shares	17.5
Vanguard European Stock Index Fund Admiral Shares	12.7
Vanguard Pacific Stock Index Fund Admiral Shares	8.4
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	3.3
Vanguard FTSE Canada All Cap Index ETF	2.3
The table reflects the portfolio's investments, except for short-term investments.
4

Total International Stock Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
International Stock Funds (100.0%)
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	10,514,667	367,068
Vanguard Developed Markets Index Fund Admiral Shares	23,807,003	366,628
Vanguard Emerging Markets Stock Index Fund Admiral Shares	6,731,613	230,019
Vanguard European Stock Index Fund Admiral Shares	2,071,250	167,129
Vanguard Pacific Stock Index Fund Admiral Shares	1,241,660	110,930
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,512,126	42,944
Vanguard FTSE Canada All Cap Index ETF	918,885	29,521
Total Investment Companies (Cost $1,313,983)		1,314,239
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.435% (Cost $2)	18	2
Total Investments (100.0%) (Cost $1,313,985)		1,314,241
Other Assets and Liabilities—Net (0.0%)		(389)
Net Assets (100%)		1,313,852
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Total International Stock Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,313,985)	1,314,241
Receivables for Investment Securities Sold	88
Receivables for Accrued Income	191
Receivables for Capital Shares Issued	339
Total Assets	1,314,859
Liabilities
Due to Custodian	275
Payables for Investment Securities Purchased	2
Payables for Capital Shares Redeemed	730
Total Liabilities	1,007
Net Assets	1,313,852
At December 31, 2023, net assets consisted of:

Paid-in Capital	1,270,117
Total Distributable Earnings (Loss)	43,735
Net Assets	1,313,852

Net Assets
Applicable to 62,301,532 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,313,852
Net Asset Value Per Share	$21.09
See accompanying Notes, which are an integral part of the Financial Statements.
6

Total International Stock Market Index Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds[1]	40,777
Net Investment Income—Note B	40,777
Realized Net Gain (Loss)
Affiliated Funds Sold	8,923
Foreign Currencies	3
Realized Net Gain (Loss)	8,926
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	123,272
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	123,272
Net Increase (Decrease) in Net Assets Resulting from Operations	172,975
1	Dividends are net of foreign withholding taxes of $168,000.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total International Stock Market Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,777	36,124
Realized Net Gain (Loss)	8,926	12,325
Change in Unrealized Appreciation (Depreciation)	123,272	(241,674)
Net Increase (Decrease) in Net Assets Resulting from Operations	172,975	(193,225)
Distributions
Total Distributions	(47,092)	(72,843)
Capital Share Transactions
Issued	274,398	499,136
Issued in Lieu of Cash Distributions	47,092	72,843
Redeemed	(342,777)	(223,049)
Net Increase (Decrease) from Capital Share Transactions	(21,287)	348,930
Total Increase (Decrease)	104,596	82,862
Net Assets
Beginning of Period	1,209,256	1,126,394
End of Period	1,313,852	1,209,256
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total International Stock Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.05	$24.23	$22.98	$21.38	$17.94
Investment Operations
Net Investment Income[1]	.666	.622	.730	.487	.691
Capital Gain Distributions Received[1]	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	2.204	(4.351)	1.202	1.645	3.134
Total from Investment Operations	2.870	(3.729)	1.932	2.132	3.825
Distributions
Dividends from Net Investment Income	(.585)	(.709)	(.462)	(.415)	(.383)
Distributions from Realized Capital Gains	(.245)	(.742)	(.220)	(.117)	(.002)
Total Distributions	(.830)	(1.451)	(.682)	(.532)	(.385)
Net Asset Value, End of Period	$21.09	$19.05	$24.23	$22.98	$21.38
Total Return	15.54%	-16.01%	8.53%	11.18%	21.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,314	$1,209	$1,126	$899	$402
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.11%	0.11%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to Average Net Assets	3.36%	3.16%	3.03%	2.50%	3.50%
Portfolio Turnover Rate	18%	15%	12%	22%	15%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total International Stock Market Index Portfolio
Notes to Financial Statements
The Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
10

Total International Stock Market Index Portfolio
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the year ended December 31, 2023, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	44,614
Undistributed Long-Term Gains	3,850
Net Unrealized Gains (Losses)	(4,729)
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	43,735
11

Total International Stock Market Index Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	34,654	55,448
Long-Term Capital Gains	12,438	17,395
Total	47,092	72,843
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,318,970
Gross Unrealized Appreciation	43,584
Gross Unrealized Depreciation	(48,313)
Net Unrealized Appreciation (Depreciation)	(4,729)
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)
Issued	13,871	24,649
Issued in Lieu of Cash Distributions	2,477	3,425
Redeemed	(17,535)	(11,071)
Net Increase (Decrease) in Shares Outstanding	(1,187)	17,003
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2023 Market Value ($000)
Vanguard Developed Markets Index Fund	339,995	52,144	69,520	4,556	39,453	11,108	—	366,628
Vanguard Emerging Markets Stock Index Fund	212,315	55,501	48,151	(1,095)	11,449	7,560	—	230,019
Vanguard European Stock Index Fund	151,357	35,018	41,875	2,771	19,858	5,027	—	167,129
Vanguard FTSE All-World ex-US Index Fund	339,001	48,625	57,398	2,273	34,567	11,556	—	367,068
Vanguard FTSE All-World ex-US Small-Cap Index Fund	37,728	7,921	6,928	99	4,124	1,226	—	42,944
Vanguard FTSE Canada All Cap Index ETF	26,548	246	—	—	2,727	954	—	29,521
Vanguard Market Liquidity Fund	648	NA1	NA1	—	—	18	—	2
Vanguard Pacific Stock Index Fund	103,382	19,355	23,220	319	11,094	3,328	—	110,930
Total	1,210,974	218,810	247,092	8,923	123,272	40,777	—	1,314,241
1	Not applicable—purchases and sales are for temporary cash investment purposes.
12

Total International Stock Market Index Portfolio
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total International Stock Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets  for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
The portfolio hereby designates $131,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $12,438,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio designates to shareholders foreign source income of $39,350,000 and foreign taxes paid of $2,719,000.
15

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TISM 022024

Annual Report  |  December 31, 2023
Vanguard Variable Insurance Funds
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2023, the Total Stock Market Index Portfolio returned 25.95%, in line with the 26.06% return of its composite index after factoring in the portfolio’s expenses.
•	The portfolio, which invests in Vanguard Variable Insurance Funds Equity Index Portfolio and Vanguard Extended Market Index Fund, provides exposure to every segment, size, and style of the U.S. equity market.
•	The fourth quarter of 2023 was a volatile period for the financial markets. Stocks and bonds continued to lose ground early on amid concerns that interest rates might remain elevated for an extended period. They went on to post strong gains, however, as inflation remained on a downward trend and economic growth softened, leading the markets to anticipate that policy rates had reached their peak and that cuts were likely not too far down the road.
•	For the decade ended December 31, the portfolio’s average annual return was 11.29%, in line with its benchmark average of 11.40%.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2023
Total Stock Market Index Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,084.20	$0.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Total Stock Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Stock Market Index Portfolio	25.95%	14.93%	11.29%	$29,135
S&P Total Market Index	26.06	15.05	11.40	29,437
See Financial Highlights for dividend and capital gains information.
3

Total Stock Market Index Portfolio
Underlying Vanguard Funds
As of December 31, 2023
Vanguard Variable Insurance Funds—Equity Index Portfolio	85.8%
Vanguard Extended Market Index Fund Admiral Shares	14.2
The table reflects the portfolio's investments, except for short-term investments.
4

Total Stock Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.1%)
U.S. Stock Funds (100.1%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	61,410,232	3,739,268
Vanguard Extended Market Index Fund Admiral Shares	4,971,396	619,834
Total Investment Companies (Cost $3,230,887)		4,359,102
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.435% (Cost $1,708)	17,087	1,708
Total Investments (100.1%) (Cost $3,232,595)		4,360,810
Other Assets and Liabilities—Net (-0.1%)		(4,036)
Net Assets (100%)		4,356,774
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Total Stock Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $3,232,595)	4,360,810
Receivables for Accrued Income	5
Receivables for Capital Shares Issued	969
Total Assets	4,361,784
Liabilities
Payables for Investment Securities Purchased	1,710
Payables for Capital Shares Redeemed	3,300
Total Liabilities	5,010
Net Assets	4,356,774
At December 31, 2023, net assets consisted of:

Paid-in Capital	2,835,097
Total Distributable Earnings (Loss)	1,521,677
Net Assets	4,356,774

Net Assets
Applicable to 88,095,766 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,356,774
Net Asset Value Per Share	$49.45
See accompanying Notes, which are an integral part of the Financial Statements.
6

Total Stock Market Index Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	58,154
Net Investment Income—Note B	58,154
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	110,292
Affiliated Funds Sold	227,201
Futures Contracts	6
Realized Net Gain (Loss)	337,499
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	545,038
Net Increase (Decrease) in Net Assets Resulting from Operations	940,691
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total Stock Market Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,154	47,569
Realized Net Gain (Loss)	337,499	231,640
Change in Unrealized Appreciation (Depreciation)	545,038	(1,120,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	940,691	(840,840)
Distributions
Total Distributions	(279,097)	(311,453)
Capital Share Transactions
Issued	530,697	653,617
Issued in Lieu of Cash Distributions	279,097	311,453
Redeemed	(728,124)	(453,339)
Net Increase (Decrease) from Capital Share Transactions	81,670	511,731
Total Increase (Decrease)	743,264	(640,562)
Net Assets
Beginning of Period	3,613,510	4,254,072
End of Period	4,356,774	3,613,510
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total Stock Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$42.30	$56.94	$48.56	$42.81	$34.26
Investment Operations
Net Investment Income[1]	.647	.587	.640	.678	.694
Capital Gain Distributions Received[1]	1.227	1.704	1.599	.684	.789
Net Realized and Unrealized Gain (Loss) on Investments	8.422	(12.797)	9.589	6.354	8.792
Total from Investment Operations	10.296	(10.506)	11.828	7.716	10.275
Distributions
Dividends from Net Investment Income	(.536)	(.650)	(.652)	(.671)	(.618)
Distributions from Realized Capital Gains	(2.610)	(3.484)	(2.796)	(1.295)	(1.107)
Total Distributions	(3.146)	(4.134)	(3.448)	(1.966)	(1.725)
Net Asset Value, End of Period	$49.45	$42.30	$56.94	$48.56	$42.81
Total Return	25.95%	-19.59%	25.64%	20.55%	30.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,357	$3,614	$4,254	$3,462	$2,757
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.28%	1.22%	1.66%	1.79%
Portfolio Turnover Rate	12%	6%	7%	13%	4%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total Stock Market Index Portfolio
Notes to Financial Statements
The Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in VVIF Equity Index Portfolio. The accompanying financial statements of VVIF Equity Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2023.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
10

Total Stock Market Index Portfolio
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the year ended December 31, 2023, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	55,967
Undistributed Long-Term Gains	337,495
Net Unrealized Gains (Losses)	1,128,215
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,521,677
11

Total Stock Market Index Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	50,306	48,973
Long-Term Capital Gains	228,791	262,480
Total	279,097	311,453
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,232,595
Gross Unrealized Appreciation	1,139,756
Gross Unrealized Depreciation	(11,541)
Net Unrealized Appreciation (Depreciation)	1,128,215
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)
Issued	11,883	14,371
Issued in Lieu of Cash Distributions	6,866	6,207
Redeemed	(16,087)	(9,860)
Net Increase (Decrease) in Shares Outstanding	2,662	10,718
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2023 Market Value ($000)
Vanguard Extended Market Index Fund	551,411	77,629	134,745	51,702	73,837	8,331	—	619,834
Vanguard Market Liquidity Fund	344	NA1	NA1	—	—	25	—	1,708
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,062,824	408,979	379,235	175,499	471,201	49,798	110,292	3,739,268
Total	3,614,579	486,608	513,980	227,201	545,038	58,154	110,292	4,360,810
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
12

Total Stock Market Index Portfolio
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 40% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Stock Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
For corporate shareholders, 91.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $286,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the portfolio for the fiscal year are qualified short-term capital gains.
The portfolio distributed $228,791,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
15

The “S&P Total Market Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P® and S&P 500® are trademarks of S&P; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. The Total Stock Market Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Total Stock Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Stock Market Index Portfolio particularly or the ability of the S&P Total Market Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Total Market Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Total Market Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Total Stock Market Index Portfolio. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of the Total Stock Market Index Portfolio into consideration in determining, composing or calculating the S&P Total Market Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Total Stock Market Index Portfolio or the timing of the issuance or sale of the Total Stock Market Index Portfolio or in the determination or calculation of the equation by which the Total Stock Market Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Total Stock Market Index Portfolio. There is no assurance that investment products based on the S&P Total Market Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TOTAL MARKET INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL STOCK MARKET INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P TOTAL MARKET INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TSMI 022024

Annual Report  |  December 31, 2023
Vanguard Variable Insurance Funds
Equity Index Portfolio
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The financial markets delivered robust returns for the 12 months ended December 31, 2023. The Equity Index Portfolio returned 26.11%, in line with the 26.29% return of its benchmark, the Standard & Poor’s 500 Index.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	Within the U.S. equity market, large-cap stocks outpaced small-caps during the period, and growth stocks outpaced value by a substantial margin. Within the benchmark index, most sectors had double-digit gains, with information technology stocks accounting for more than half of the index’s total return. Only energy and utilities posted negative returns.
•	For the 10 years ended December 31, 2023, the portfolio recorded an average annual return of 11.88%, in line with its benchmark average of 12.03%.
•	Please note that the portfolio’s returns may be different from those in variable annuity products that invest in the portfolio, which take insurance-related expenses into account.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2023
Equity Index Portfolio	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,079.60	$0.73
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Equity Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Index Portfolio	26.11%	15.52%	11.88%	$30,719
S&P 500 Index	26.29	15.69	12.03	31,149
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	29,422
See Financial Highlights for dividend and capital gains information.
3

Equity Index Portfolio
Portfolio Allocation
As of December 31, 2023
Communication Services	8.6%
Consumer Discretionary	10.8
Consumer Staples	6.2
Energy	3.9
Financials	13.0
Health Care	12.6
Industrials	8.8
Information Technology	28.9
Materials	2.4
Real Estate	2.5
Utilities	2.3
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Equity Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Communication Services (8.5%)
*	Alphabet Inc. Class A	1,355,291	189,321
*	Meta Platforms Inc. Class A	508,331	179,929
*	Alphabet Inc. Class C	1,140,701	160,759
*	Netflix Inc.	100,238	48,804
	Comcast Corp. Class A	919,703	40,329
	Walt Disney Co.	419,073	37,838
	Verizon Communications Inc.	962,820	36,298
	AT&T Inc.	1,637,519	27,478
	T-Mobile US Inc.	116,523	18,682
*	Charter Communications Inc. Class A	23,014	8,945
	Electronic Arts Inc.	55,997	7,661
*	Take-Two Interactive Software Inc.	36,242	5,833
*	Warner Bros Discovery Inc.	508,626	5,788
	Omnicom Group Inc.	45,274	3,917
*	Live Nation Entertainment Inc.	32,539	3,046
	Interpublic Group of Cos. Inc.	87,994	2,872
*	Match Group Inc.	62,175	2,269
	News Corp. Class A	87,101	2,138
	Fox Corp. Class A	56,421	1,674
[1]	Paramount Global Class B	109,997	1,627
	Fox Corp. Class B	30,418	841
	News Corp. Class B	26,124	672
			786,721
Consumer Discretionary (10.8%)
*	Amazon.com Inc.	2,082,675	316,442
*	Tesla Inc.	633,375	157,382
	Home Depot Inc.	229,033	79,371
	McDonald's Corp.	166,131	49,260
	NIKE Inc. Class B	280,335	30,436
	Lowe's Cos. Inc.	132,171	29,415
*	Booking Holdings Inc.	7,992	28,349
	Starbucks Corp.	261,705	25,126
	TJX Cos. Inc.	261,993	24,578
*	Chipotle Mexican Grill Inc. Class A	6,287	14,378
*	Airbnb Inc. Class A	99,585	13,557
*	Lululemon Athletica Inc.	26,379	13,487
*	O'Reilly Automotive Inc.	13,553	12,876
	Marriott International Inc. Class A	56,521	12,746
	General Motors Co.	313,795	11,272
	Ford Motor Co.	901,127	10,985
	Ross Stores Inc.	77,600	10,739
	Hilton Worldwide Holdings Inc.	58,769	10,701
	DR Horton Inc.	69,066	10,497
*	AutoZone Inc.	4,041	10,448
	Lennar Corp. Class A	56,426	8,410
	Yum! Brands Inc.	64,175	8,385
*	Royal Caribbean Cruises Ltd.	53,915	6,981
*	Aptiv plc	64,873	5,820
*	Ulta Beauty Inc.	11,261	5,518
	Tractor Supply Co.	24,730	5,318
	eBay Inc.	118,732	5,179
	PulteGroup Inc.	49,323	5,091
*	NVR Inc.	727	5,089
*	Expedia Group Inc.	30,500	4,630
	Darden Restaurants Inc.	27,508	4,520
	Garmin Ltd.	35,058	4,506
	Genuine Parts Co.	32,114	4,448
		Shares	Market Value• ($000)
*	Carnival Corp.	230,722	4,278
	Las Vegas Sands Corp.	84,390	4,153
	Pool Corp.	8,847	3,527
	Best Buy Co. Inc.	44,401	3,476
	Domino's Pizza Inc.	7,979	3,289
	LKQ Corp.	61,423	2,935
*	MGM Resorts International	62,513	2,793
*	CarMax Inc.	36,332	2,788
*	Caesars Entertainment Inc.	49,417	2,317
	Bath & Body Works Inc.	52,008	2,245
*	Etsy Inc.	27,391	2,220
	Wynn Resorts Ltd.	22,081	2,012
*	Norwegian Cruise Line Holdings Ltd.	97,251	1,949
	Tapestry Inc.	52,418	1,930
	BorgWarner Inc.	53,745	1,927
	Whirlpool Corp.	12,551	1,528
	Hasbro Inc.	29,865	1,525
	VF Corp.	75,544	1,420
	Ralph Lauren Corp. Class A	9,077	1,309
*	Mohawk Industries Inc.	12,068	1,249
	Lennar Corp. Class B	1,025	137
			994,947
Consumer Staples (6.1%)
	Procter & Gamble Co.	539,700	79,088
	Costco Wholesale Corp.	101,395	66,929
	PepsiCo Inc.	314,858	53,476
	Coca-Cola Co.	891,059	52,510
	Walmart Inc.	326,691	51,503
	Philip Morris International Inc.	355,503	33,446
	Mondelez International Inc. Class A	311,481	22,561
	Altria Group Inc.	405,038	16,339
	Target Corp.	105,721	15,057
	Colgate-Palmolive Co.	188,630	15,036
*	Monster Beverage Corp.	169,275	9,752
	Kimberly-Clark Corp.	77,412	9,406
	Constellation Brands Inc. Class A	37,004	8,946
	Archer-Daniels-Midland Co.	122,277	8,831
	General Mills Inc.	133,258	8,680
	Kenvue Inc.	394,682	8,498
	Sysco Corp.	115,360	8,436
	Estee Lauder Cos. Inc. Class A	53,259	7,789
	Keurig Dr Pepper Inc.	230,535	7,681
	Kroger Co.	151,419	6,921
	Dollar General Corp.	50,279	6,835
*	Dollar Tree Inc.	47,889	6,803
	Kraft Heinz Co.	182,396	6,745
	Hershey Co.	34,355	6,405
	Church & Dwight Co. Inc.	56,491	5,342
	Walgreens Boots Alliance Inc.	164,375	4,292
	Clorox Co.	28,364	4,044
	McCormick & Co. Inc. (Non-Voting)	57,581	3,940
	Lamb Weston Holdings Inc.	33,151	3,583
	Tyson Foods Inc. Class A	65,160	3,502
	Kellanova	60,426	3,378
	Bunge Global SA	33,237	3,355
	Conagra Brands Inc.	109,410	3,136
	J M Smucker Co.	24,379	3,081
	Molson Coors Beverage Co. Class B	42,342	2,592
	Brown-Forman Corp. Class B	41,986	2,397
5

Equity Index Portfolio
		Shares	Market Value• ($000)
	Hormel Foods Corp.	66,483	2,135
	Campbell Soup Co.	44,876	1,940
			564,390
Energy (3.9%)
	Exxon Mobil Corp.	917,271	91,709
	Chevron Corp.	402,002	59,963
	ConocoPhillips	271,822	31,550
	Schlumberger NV	327,124	17,024
	EOG Resources Inc.	133,570	16,155
	Phillips 66	100,777	13,417
	Marathon Petroleum Corp.	86,976	12,904
	Pioneer Natural Resources Co.	53,402	12,009
	Valero Energy Corp.	78,016	10,142
	Williams Cos. Inc.	278,831	9,712
	ONEOK Inc.	133,554	9,378
	Hess Corp.	63,369	9,135
	Occidental Petroleum Corp.	151,325	9,036
	Baker Hughes Co. Class A	230,732	7,886
	Kinder Morgan Inc.	443,350	7,821
	Halliburton Co.	204,748	7,402
	Devon Energy Corp.	146,825	6,651
	Diamondback Energy Inc.	40,992	6,357
	Targa Resources Corp.	50,981	4,429
	Coterra Energy Inc.	172,014	4,390
	EQT Corp.	94,084	3,637
	Marathon Oil Corp.	133,821	3,233
	APA Corp.	70,359	2,524
			356,464
Financials (12.9%)
*	Berkshire Hathaway Inc. Class B	416,676	148,612
	JPMorgan Chase & Co.	662,088	112,621
	Visa Inc. Class A	365,039	95,038
	Mastercard Inc. Class A	189,640	80,883
	Bank of America Corp.	1,576,846	53,092
	Wells Fargo & Co.	831,733	40,938
	S&P Global Inc.	74,196	32,685
	Goldman Sachs Group Inc.	74,687	28,812
	Morgan Stanley	289,435	26,990
	BlackRock Inc.	32,022	25,995
	American Express Co.	131,863	24,703
	Charles Schwab Corp.	340,825	23,449
	Citigroup Inc.	438,352	22,549
	Marsh & McLennan Cos. Inc.	112,899	21,391
	Progressive Corp.	133,983	21,341
	Blackstone Inc.	162,730	21,305
	Chubb Ltd.	93,424	21,114
*	Fiserv Inc.	137,444	18,258
	CME Group Inc.	82,432	17,360
	Intercontinental Exchange Inc.	131,056	16,832
	US Bancorp	356,623	15,435
*	PayPal Holdings Inc.	246,935	15,164
	PNC Financial Services Group Inc.	91,236	14,128
	Moody's Corp.	36,049	14,079
	Aon plc Class A	45,865	13,348
	Capital One Financial Corp.	87,268	11,443
	Truist Financial Corp.	305,475	11,278
	Arthur J Gallagher & Co.	49,444	11,119
	American International Group Inc.	160,877	10,899
	MSCI Inc. Class A	18,105	10,241
	Aflac Inc.	121,882	10,055
	Travelers Cos. Inc.	52,346	9,971
	MetLife Inc.	142,515	9,425
	Bank of New York Mellon Corp.	176,293	9,176
	Ameriprise Financial Inc.	23,198	8,811
	Prudential Financial Inc.	82,765	8,584
	Allstate Corp.	59,915	8,387
	Fidelity National Information Services Inc.	135,737	8,154
	Global Payments Inc.	59,588	7,568
		Shares	Market Value• ($000)
	Discover Financial Services	57,201	6,429
*	Arch Capital Group Ltd.	85,407	6,343
	Willis Towers Watson plc	23,622	5,698
	Hartford Financial Services Group Inc.	68,802	5,530
	T. Rowe Price Group Inc.	51,118	5,505
	State Street Corp.	70,591	5,468
	Fifth Third Bancorp	156,060	5,383
	M&T Bank Corp.	38,048	5,216
	Raymond James Financial Inc.	43,031	4,798
*	FleetCor Technologies Inc.	16,518	4,668
	Nasdaq Inc.	77,939	4,531
	Cboe Global Markets Inc.	24,162	4,314
	Huntington Bancshares Inc.	331,368	4,215
	FactSet Research Systems Inc.	8,689	4,145
	Regions Financial Corp.	212,766	4,123
	Northern Trust Corp.	47,436	4,003
	Principal Financial Group Inc.	50,174	3,947
	Brown & Brown Inc.	54,226	3,856
	Cincinnati Financial Corp.	35,888	3,713
	Synchrony Financial	94,654	3,615
	Citizens Financial Group Inc.	106,662	3,535
	Everest Group Ltd.	9,944	3,516
	W R Berkley Corp.	46,658	3,300
	KeyCorp	214,390	3,087
	Loews Corp.	41,881	2,914
	Jack Henry & Associates Inc.	16,726	2,733
	MarketAxess Holdings Inc.	8,699	2,548
	Globe Life Inc.	19,587	2,384
	Assurant Inc.	12,030	2,027
	Franklin Resources Inc.	64,791	1,930
	Invesco Ltd.	103,388	1,844
	Comerica Inc.	30,128	1,681
	Zions Bancorp NA	33,798	1,483
			1,189,715
Health Care (12.5%)
	UnitedHealth Group Inc.	211,820	111,517
	Eli Lilly & Co.	182,622	106,454
	Johnson & Johnson	551,289	86,409
	Merck & Co. Inc.	580,312	63,266
	AbbVie Inc.	404,326	62,658
	Thermo Fisher Scientific Inc.	88,480	46,964
	Abbott Laboratories	397,375	43,739
	Pfizer Inc.	1,293,107	37,229
	Amgen Inc.	122,565	35,301
	Danaher Corp.	150,600	34,840
*	Intuitive Surgical Inc.	80,623	27,199
	Elevance Health Inc.	53,808	25,374
	Medtronic plc	304,656	25,098
*	Vertex Pharmaceuticals Inc.	59,012	24,011
	Bristol-Myers Squibb Co.	465,967	23,909
	CVS Health Corp.	294,147	23,226
	Stryker Corp.	77,421	23,184
	Gilead Sciences Inc.	285,353	23,116
*	Regeneron Pharmaceuticals Inc.	24,533	21,547
	Zoetis Inc. Class A	105,144	20,752
	Cigna Group	67,014	20,067
*	Boston Scientific Corp.	335,257	19,381
	Becton Dickinson & Co.	66,424	16,196
	McKesson Corp.	30,483	14,113
	Humana Inc.	28,205	12,913
	HCA Healthcare Inc.	45,383	12,284
*	Dexcom Inc.	88,541	10,987
*	Edwards Lifesciences Corp.	138,997	10,599
*	IDEXX Laboratories Inc.	19,040	10,568
*	IQVIA Holdings Inc.	41,929	9,702
	Agilent Technologies Inc.	67,054	9,323
*	Centene Corp.	122,219	9,070
*	Biogen Inc.	33,166	8,582
	Cencora Inc.	38,188	7,843

6

Equity Index Portfolio
		Shares	Market Value• ($000)
*	Moderna Inc.	75,935	7,552
	GE HealthCare Technologies Inc.	89,673	6,933
*	Mettler-Toledo International Inc.	4,974	6,033
	West Pharmaceutical Services Inc.	16,939	5,965
	Zimmer Biomet Holdings Inc.	47,837	5,822
	ResMed Inc.	33,711	5,799
	Cardinal Health Inc.	56,391	5,684
*	Illumina Inc.	36,338	5,060
	STERIS plc	22,655	4,981
*	Molina Healthcare Inc.	13,361	4,827
	Baxter International Inc.	116,067	4,487
*	Align Technology Inc.	16,278	4,460
*	Waters Corp.	13,539	4,457
	Laboratory Corp. of America Holdings	19,428	4,416
	Cooper Cos. Inc.	11,347	4,294
*	Hologic Inc.	56,101	4,008
	Quest Diagnostics Inc.	25,690	3,542
*	Insulet Corp.	16,010	3,474
	Revvity Inc.	28,221	3,085
	Viatris Inc.	275,267	2,981
	Bio-Techne Corp.	36,142	2,789
*	Charles River Laboratories International Inc.	11,735	2,774
	Teleflex Inc.	10,784	2,689
*	Incyte Corp.	42,746	2,684
*	Henry Schein Inc.	30,024	2,273
	Universal Health Services Inc. Class B	13,961	2,128
*	Catalent Inc.	41,321	1,857
	DENTSPLY SIRONA Inc.	48,765	1,736
*	Bio-Rad Laboratories Inc. Class A	4,820	1,556
*	DaVita Inc.	12,285	1,287
			1,157,054
Industrials (8.8%)
	Caterpillar Inc.	116,823	34,541
	Union Pacific Corp.	139,611	34,291
*	Boeing Co.	130,237	33,948
	General Electric Co.	249,259	31,813
	Honeywell International Inc.	150,960	31,658
*	Uber Technologies Inc.	471,309	29,019
	RTX Corp.	329,286	27,706
	United Parcel Service Inc. Class B	165,636	26,043
	Deere & Co.	61,334	24,526
	Lockheed Martin Corp.	50,559	22,915
	Eaton Corp. plc	91,431	22,018
	Automatic Data Processing Inc.	94,181	21,941
	Illinois Tool Works Inc.	62,710	16,426
	CSX Corp.	452,659	15,694
	Northrop Grumman Corp.	32,467	15,199
	Waste Management Inc.	83,949	15,035
	3M Co.	126,440	13,822
	Parker-Hannifin Corp.	29,423	13,555
	General Dynamics Corp.	51,894	13,475
	FedEx Corp.	52,992	13,405
	TransDigm Group Inc.	12,672	12,819
	Trane Technologies plc	52,313	12,759
	Emerson Electric Co.	130,593	12,711
	Norfolk Southern Corp.	51,818	12,249
	Cintas Corp.	19,817	11,943
	PACCAR Inc.	119,797	11,698
	Carrier Global Corp.	192,307	11,048
*	Copart Inc.	200,264	9,813
	L3Harris Technologies Inc.	43,404	9,142
	Johnson Controls International plc	155,819	8,981
	United Rentals Inc.	15,538	8,910
	Paychex Inc.	73,609	8,768
	AMETEK Inc.	52,821	8,710
	Fastenal Co.	130,858	8,476
	WW Grainger Inc.	10,128	8,393
	Otis Worldwide Corp.	93,628	8,377
	Old Dominion Freight Line Inc.	20,471	8,298
		Shares	Market Value• ($000)
	Rockwell Automation Inc.	26,286	8,161
	Verisk Analytics Inc. Class A	33,195	7,929
	Cummins Inc.	32,454	7,775
	Republic Services Inc. Class A	46,785	7,715
	Quanta Services Inc.	33,294	7,185
	Ingersoll Rand Inc.	92,732	7,172
	Equifax Inc.	28,190	6,971
	Xylem Inc.	55,249	6,318
	Fortive Corp.	80,505	5,928
	Delta Air Lines Inc.	147,076	5,917
	Broadridge Financial Solutions Inc.	26,991	5,553
	Westinghouse Air Brake Technologies Corp.	40,997	5,203
	Dover Corp.	32,063	4,932
	Howmet Aerospace Inc.	89,671	4,853
*	Builders FirstSource Inc.	28,236	4,714
	Expeditors International of Washington Inc.	33,264	4,231
*	Axon Enterprise Inc.	16,147	4,171
	Veralto Corp.	50,191	4,129
	Hubbell Inc. Class B	12,283	4,040
	Southwest Airlines Co.	136,572	3,944
	IDEX Corp.	17,337	3,764
	Jacobs Solutions Inc.	28,863	3,746
	JB Hunt Transport Services Inc.	18,620	3,719
	Textron Inc.	44,845	3,606
	Snap-on Inc.	12,073	3,487
	Stanley Black & Decker Inc.	35,127	3,446
	Masco Corp.	51,321	3,437
	Leidos Holdings Inc.	31,448	3,404
	Nordson Corp.	12,421	3,281
*	United Airlines Holdings Inc.	74,875	3,089
	Rollins Inc.	64,457	2,815
	Pentair plc	37,831	2,751
	Allegion plc	20,150	2,553
*	Ceridian HCM Holding Inc.	35,807	2,403
	Huntington Ingalls Industries Inc.	9,068	2,354
	Paycom Software Inc.	11,235	2,323
	A O Smith Corp.	28,123	2,318
	CH Robinson Worldwide Inc.	26,693	2,306
	Robert Half Inc.	24,201	2,128
*	American Airlines Group Inc.	150,041	2,062
*	Generac Holdings Inc.	14,050	1,816
			807,774
Information Technology (28.7%)
	Apple Inc.	3,348,120	644,614
	Microsoft Corp.	1,702,108	640,061
	NVIDIA Corp.	565,672	280,132
	Broadcom Inc.	100,525	112,211
*	Adobe Inc.	104,272	62,209
*	Salesforce Inc.	222,833	58,636
*	Advanced Micro Devices Inc.	370,018	54,544
	Accenture plc Class A	143,730	50,436
	Intel Corp.	965,534	48,518
	Cisco Systems Inc.	927,540	46,859
	Intuit Inc.	64,183	40,116
	Oracle Corp.	363,876	38,363
	QUALCOMM Inc.	254,886	36,864
	Texas Instruments Inc.	207,974	35,451
	International Business Machines Corp.	209,112	34,200
*	ServiceNow Inc.	46,948	33,168
	Applied Materials Inc.	191,573	31,048
	Lam Research Corp.	30,182	23,640
	Analog Devices Inc.	114,108	22,657
	Micron Technology Inc.	251,464	21,460
*	Palo Alto Networks Inc.	71,184	20,991
	KLA Corp.	31,129	18,095
*	Synopsys Inc.	34,829	17,934
*	Cadence Design Systems Inc.	62,305	16,970
*	Arista Networks Inc.	57,724	13,595
	Amphenol Corp. Class A	137,067	13,588

7

Equity Index Portfolio
		Shares	Market Value• ($000)
	NXP Semiconductors NV	59,026	13,557
	Roper Technologies Inc.	24,474	13,343
*	Autodesk Inc.	48,973	11,924
	Motorola Solutions Inc.	38,027	11,906
	Microchip Technology Inc.	123,967	11,179
	TE Connectivity Ltd.	71,230	10,008
	Cognizant Technology Solutions Corp. Class A	114,950	8,682
*	Fortinet Inc.	146,116	8,552
*	ON Semiconductor Corp.	98,742	8,248
*	Gartner Inc.	17,873	8,063
*	ANSYS Inc.	19,873	7,212
	CDW Corp.	30,653	6,968
	Monolithic Power Systems Inc.	10,960	6,913
*	Fair Isaac Corp.	5,654	6,581
*	Keysight Technologies Inc.	40,623	6,463
	HP Inc.	199,568	6,005
	Corning Inc.	176,104	5,362
	Hewlett Packard Enterprise Co.	293,504	4,984
*	Teledyne Technologies Inc.	10,826	4,832
*	PTC Inc.	27,205	4,760
*	First Solar Inc.	24,472	4,216
	NetApp Inc.	47,768	4,211
*	VeriSign Inc.	20,319	4,185
*	Enphase Energy Inc.	31,260	4,131
	Skyworks Solutions Inc.	36,518	4,105
*	Akamai Technologies Inc.	34,504	4,084
*	Tyler Technologies Inc.	9,653	4,036
*	EPAM Systems Inc.	13,199	3,925
*	Western Digital Corp.	74,182	3,885
	Seagate Technology Holdings plc	44,507	3,800
	Teradyne Inc.	34,965	3,794
	Jabil Inc.	29,270	3,729
*	Zebra Technologies Corp. Class A	11,783	3,221
*	Trimble Inc.	56,828	3,023
	Gen Digital Inc.	129,114	2,946
*	Qorvo Inc.	22,328	2,514
*	F5 Inc.	13,658	2,445
	Juniper Networks Inc.	72,938	2,150
			2,646,302
Materials (2.4%)
	Linde plc	111,038	45,604
	Sherwin-Williams Co.	53,932	16,821
	Freeport-McMoRan Inc.	328,312	13,976
	Air Products and Chemicals Inc.	50,869	13,928
	Ecolab Inc.	58,169	11,538
	Newmont Corp.	264,013	10,928
	Nucor Corp.	56,353	9,808
	Dow Inc.	160,804	8,819
	PPG Industries Inc.	53,965	8,070
	Corteva Inc.	161,223	7,726
	DuPont de Nemours Inc.	98,389	7,569
	Martin Marietta Materials Inc.	14,137	7,053
	Vulcan Materials Co.	30,468	6,917
	LyondellBasell Industries NV Class A	58,785	5,589
	International Flavors & Fragrances Inc.	58,498	4,737
	Ball Corp.	72,157	4,150
	Steel Dynamics Inc.	34,807	4,111
	Albemarle Corp.	26,842	3,878
	Avery Dennison Corp.	18,424	3,725
	Celanese Corp. Class A	22,945	3,565
	CF Industries Holdings Inc.	43,706	3,475
	Packaging Corp. of America	20,509	3,341
	Amcor plc	330,744	3,188
	International Paper Co.	79,470	2,873
	Mosaic Co.	74,769	2,672
	Eastman Chemical Co.	27,258	2,448
		Shares	Market Value• ($000)
	Westrock Co.	58,656	2,435
	FMC Corp.	28,444	1,793
			220,737
Real Estate (2.5%)
	Prologis Inc.	211,618	28,209
	American Tower Corp.	106,768	23,049
	Equinix Inc.	21,503	17,318
	Crown Castle Inc.	99,432	11,454
	Welltower Inc.	126,802	11,434
	Public Storage	36,217	11,046
	Simon Property Group Inc.	74,642	10,647
	Realty Income Corp.	165,645	9,511
	Digital Realty Trust Inc.	69,297	9,326
*	CoStar Group Inc.	93,540	8,175
	Extra Space Storage Inc.	48,430	7,765
	VICI Properties Inc. Class A	236,732	7,547
*	CBRE Group Inc. Class A	69,773	6,495
	SBA Communications Corp. Class A	24,682	6,262
	AvalonBay Communities Inc.	32,563	6,096
	Weyerhaeuser Co.	167,199	5,814
	Equity Residential	79,256	4,847
	Iron Mountain Inc.	66,847	4,678
	Ventas Inc.	92,161	4,593
	Alexandria Real Estate Equities Inc.	35,830	4,542
	Invitation Homes Inc.	131,691	4,492
	Essex Property Trust Inc.	14,723	3,650
	Mid-America Apartment Communities Inc.	26,766	3,599
	Kimco Realty Corp.	152,293	3,245
	Host Hotels & Resorts Inc.	161,409	3,143
	UDR Inc.	69,142	2,648
	Regency Centers Corp.	37,537	2,515
	Healthpeak Properties Inc.	125,677	2,488
	Camden Property Trust	24,514	2,434
	Boston Properties Inc.	32,979	2,314
	Federal Realty Investment Trust	16,800	1,731
			231,067
Utilities (2.3%)
	NextEra Energy Inc.	469,881	28,541
	Southern Co.	249,740	17,512
	Duke Energy Corp.	176,486	17,126
	Sempra	144,215	10,777
	American Electric Power Co. Inc.	120,312	9,772
	Dominion Energy Inc.	191,607	9,006
	PG&E Corp.	488,071	8,800
	Constellation Energy Corp.	73,066	8,541
	Exelon Corp.	227,783	8,177
	Xcel Energy Inc.	126,499	7,832
	Consolidated Edison Inc.	79,029	7,189
	Public Service Enterprise Group Inc.	113,979	6,970
	Edison International	87,839	6,280
	WEC Energy Group Inc.	72,330	6,088
	American Water Works Co. Inc.	44,520	5,876
	DTE Energy Co.	47,272	5,212
	Eversource Energy	80,013	4,938
	Entergy Corp.	48,482	4,906
	PPL Corp.	169,016	4,580
	Ameren Corp.	60,231	4,357
	FirstEnergy Corp.	118,112	4,330
	CenterPoint Energy Inc.	144,732	4,135
	Atmos Energy Corp.	34,005	3,941
	CMS Energy Corp.	66,875	3,883
	Alliant Energy Corp.	58,380	2,995
	AES Corp.	153,567	2,956
	Evergy Inc.	52,711	2,752
	NRG Energy Inc.	51,648	2,670
	NiSource Inc.	94,745	2,515

8

Equity Index Portfolio
	Shares	Market Value• ($000)
Pinnacle West Capital Corp.	25,972	1,866
		214,523
Total Common Stocks (Cost $4,687,204)		9,169,694
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3] Vanguard Market Liquidity Fund, 5.435% (Cost $36,116)	361,199	36,113
Total Investments (99.8%) (Cost $4,723,320)		9,205,807
Other Assets and Liabilities—Net (0.2%)		16,566
Net Assets (100%)		9,222,373
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $104,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $112,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2024	223	53,743	994
See accompanying Notes, which are an integral part of the Financial Statements.
9

Equity Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,687,204)	9,169,694
Affiliated Issuers (Cost $36,116)	36,113
Total Investments in Securities	9,205,807
Investment in Vanguard	291
Cash Collateral Pledged—Futures Contracts	2,274
Receivables for Investment Securities Sold	48
Receivables for Accrued Income	8,684
Receivables for Capital Shares Issued	7,894
Variation Margin Receivable—Futures Contracts	330
Total Assets	9,225,328
Liabilities
Due to Custodian	503
Payables for Investment Securities Purchased	361
Collateral for Securities on Loan	112
Payables for Capital Shares Redeemed	1,416
Payables to Vanguard	563
Total Liabilities	2,955
Net Assets	9,222,373
1 Includes $104,000 of securities on loan.
At December 31, 2023, net assets consisted of:

Paid-in Capital	4,235,946
Total Distributable Earnings (Loss)	4,986,427
Net Assets	9,222,373

Net Assets
Applicable to 151,467,667 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,222,373
Net Asset Value Per Share	$60.89
See accompanying Notes, which are an integral part of the Financial Statements.
10

Equity Index Portfolio
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	137,726
Interest[2]	1,383
Securities Lending—Net	5
Total Income	139,114
Expenses
The Vanguard Group—Note B
Investment Advisory Services	246
Management and Administrative	10,784
Marketing and Distribution	436
Custodian Fees	70
Auditing Fees	74
Shareholders’ Reports	111
Trustees’ Fees and Expenses	5
Other Expenses	21
Total Expenses	11,747
Net Investment Income	127,367
Realized Net Gain (Loss)
Investment Securities Sold[2]	377,884
Futures Contracts	2,760
Realized Net Gain (Loss)	380,644
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,452,410
Futures Contracts	2,083
Change in Unrealized Appreciation (Depreciation)	1,454,493
Net Increase (Decrease) in Net Assets Resulting from Operations	1,962,504
1	Dividends are net of foreign withholding taxes of $37,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,291,000, ($2,000), less than $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Equity Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	127,367	119,202
Realized Net Gain (Loss)	380,644	267,407
Change in Unrealized Appreciation (Depreciation)	1,454,493	(2,080,128)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,962,504	(1,693,519)
Distributions
Total Distributions	(385,336)	(465,299)
Capital Share Transactions
Issued	670,469	849,472
Issued in Lieu of Cash Distributions	385,336	465,299
Redeemed	(1,002,164)	(918,334)
Net Increase (Decrease) from Capital Share Transactions	53,641	396,437
Total Increase (Decrease)	1,630,809	(1,762,381)
Net Assets
Beginning of Period	7,591,564	9,353,945
End of Period	9,222,373	7,591,564
See accompanying Notes, which are an integral part of the Financial Statements.
12

Equity Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$50.74	$65.47	$53.76	$47.70	$38.03
Investment Operations
Net Investment Income[1]	.833	.806	.738	.798	.805
Net Realized and Unrealized Gain (Loss) on Investments	11.870	(12.244)	13.978	7.014	10.791
Total from Investment Operations	12.703	(11.438)	14.716	7.812	11.596
Distributions
Dividends from Net Investment Income	(.794)	(.758)	(.754)	(.806)	(.834)
Distributions from Realized Capital Gains	(1.759)	(2.534)	(2.252)	(.946)	(1.092)
Total Distributions	(2.553)	(3.292)	(3.006)	(1.752)	(1.926)
Net Asset Value, End of Period	$60.89	$50.74	$65.47	$53.76	$47.70
Total Return	26.11%	-18.23%	28.55%	18.20%	31.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,222	$7,592	$9,354	$7,555	$6,458
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%[2]	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.48%	1.25%	1.73%	1.87%
Portfolio Turnover Rate	5%	5%	4%	8%	4%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Index Portfolio
Notes to Financial Statements
The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2023, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While
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Equity Index Portfolio
collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the portfolio had contributed to Vanguard capital in the amount of $291,000, representing less than 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Equity Index Portfolio
At December 31, 2023, 100% of the market value of the portfolio's investments and derivatives was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	125,996
Undistributed Long-Term Gains	378,281
Net Unrealized Gains (Losses)	4,482,150
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	4,986,427
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	119,864	114,459
Long-Term Capital Gains	265,472	350,840
Total	385,336	465,299
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,723,657
Gross Unrealized Appreciation	4,888,329
Gross Unrealized Depreciation	(406,179)
Net Unrealized Appreciation (Depreciation)	4,482,150
E.  During the year ended December 31, 2023, the portfolio purchased $406,753,000 of investment securities and sold $614,570,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2023, such purchases were $31,908,000 and sales were $26,128,000, resulting in net realized loss of $9,379,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Equity Index Portfolio
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2023 Shares (000)	2022 Shares (000)
Issued	12,250	15,519
Issued in Lieu of Cash Distributions	7,687	7,787
Redeemed	(18,089)	(16,568)
Net Increase (Decrease) in Shares Outstanding	1,848	6,738
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
To the extent the portfolio’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the portfolio may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the portfolio to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the portfolio’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At December 31, 2023, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 44% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Tax information (unaudited)
For corporate shareholders, 95.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $481,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $265,472,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
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The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Equity Index Portfolio or the timing of the issuance or sale of Vanguard Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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Q690TSMI 022024

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended December 31, 2023: $547,000
Fiscal Year Ended December 31, 2022: $514,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2023: $9,326,156
Fiscal Year Ended December 31, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended December 31, 2023: $3,295,934
Fiscal Year Ended December 31, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended December 31, 2023: $1,678,928
Fiscal Year Ended December 31, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended December 31, 2023: $25,000
Fiscal Year Ended December 31, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2023: $1,703,928
Fiscal Year Ended December 31, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vanguard VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Vanguard VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 23, 2024

Vanguard VARIABLE INSURANCE FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: February 23, 2024

*By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.